FREE WRITING PROSPECTUS CONTAINING COMPUTATIONAL MATERIALS FOR RAMP SERIES 2006-EFC2 TRUST --------------------------------------------------------------------------------------------------------------------------------------- (Filed pursuant to Rule 433; SEC File No. 333-131211) EQUIFIRST[GRAPHIC OMITTED] FREE WRITING PROSPECTUS $383,200,000 (APPROXIMATE) RAMP SERIES 2006-EFC2 TRUST Issuing Entity EQUIFIRST CORPORATION Originator RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. Depositor RESIDENTIAL FUNDING COMPANY, LLC Master Servicer and Sponsor MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006- EFC2 November 16, 2006 GMAC REC SECURITIES [GRAPHIC OMITTED] ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES, LLC

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION Any transactions in the certificates will be effected through Residential Funding Securities, LLC. The information herein has been provided solely by Residential Funding Securities, LLC ("RFS") based on information with respect to the mortgage loans provided by Residential Funding Company, LLC ("RFC") and its affiliates. RFS is a wholly owned subsidiary of RFC. Neither the issuing entity nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuing entity or its affiliates. THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE (888) 523-3990. The certificates may not be suitable for all investors. RFS and its affiliates may acquire, hold or sell positions in these certificates, or in related derivatives, and may have an investment or commercial banking relationship with the depositor. No contract of sale for the certificates, written, oral or otherwise, will be effective between RFS and potential purchasers until a preliminary prospectus supplement is delivered by RFS to such potential purchasers and the potential purchaser and RFS enter into a contract after the delivery of such preliminary prospectus supplement. The certificates referred to in these materials are being sold when, as and if issued. The issuing entity is not obligated to issue such certificate or any similar certificate and RFS's obligation to deliver such certificate is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such certificate when, as and if issued by the issuing entity. You are advised that the terms of the certificates of any series, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus for that series. You are advised that certificates may not be issued that have the characteristics described in these materials. RFS's obligation to sell such certificates to you is conditioned on the mortgage loans and certificates having the characteristics described in these materials. If for any reason RFS does not deliver such certificates, RFS will notify you, and neither the issuing entity nor any underwriter will have any obligation to you to deliver all or any portion of the certificates which you have committed to purchase, and none of the issuing entity nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery. Investors are urged to read the base prospectus, free writing prospectus or preliminary prospectus supplement and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. The information in this free writing prospectus is preliminary, and will be superseded by the preliminary prospectus. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the certificates referred to in this free writing prospectus and to solicit an offer to purchase the certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the certificates until we have accepted your offer to purchase certificates. We will not accept any offer by you to purchase the certificates, and you will not have any contractual commitment to purchase any of the certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase certificates at any time prior to our acceptance of your offer. The information in this free writing prospectus supersedes any information contained in any prior materials relating to the certificates. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

RFS and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the certificates mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these certificates prior to the time of your commitment to purchase any certificates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these certificates in any state where such offer, solicitation or sale is not permitted. All assumptions and information in this report reflect RFS's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFS does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFS (or any of its affiliates) or their officers, directors, analysts or employees may have positions in certificates, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such certificates, commodities or derivative instruments. In addition, RFS may make a market in the certificates referred to herein. Finally, RFS has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFS strongly urges you to seek advice from your counsel, accountant and tax advisor.

---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ A ARM 0 PENDED - NOT YET REVIEWED AK ALASKA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ F FIXED 2 FULL DOCUMENTATION - APPROVAL AL ALABAMA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ G GPM 3 FULL DOC - UNDERWRITING PEND AR ARKANSAS ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ P PACE 4 FULL DOC - PROGRAM VIOLATION AS AMERICAN SOMOA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ S STEP EOM 5 FULL DOC - DECLINE AZ ARIZONA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 10 FAST APP - NOT YET REVIEWED CA CALIFORNIA -------------------------------------------------- ------------------------------------------------------------ -------------------------------------------------- ------------------------------------------------------------ 12 FAST APP - APPROVAL CO COLORADO ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ LOAN FEATURE 13 FAST APP - PENDED CT CONNECTICUT ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ B TEMPORARY BUYDOWNS BEFORE 2/1/87 14 FAST APP - PROGRAM VIOLATION DC DISTRICT OF COLUMBIA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ BB TEMPORARY BUYDOWN 15 FAST APP - DECLINE DE DELAWARE ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ BG TEMPORARY BUYDOWN GMAC 20 STATED DOC - NOT YET REVIEWED FL FLORIDA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ BR TEMPORARY BUYDOWN/RELOCATION 22 STATED DOC - APPROVAL FM FEDERATED STATES OF MICRONESIA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ BS TEMPORARY BUYDOWN/3 MONTHS P & I 23 STATED DOC - UNDERWRITING PEND GA GEORGIA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ BT TEMPORARY BUYDOWN/SECOND VACATION 24 STATED DOC - PROGRAM VIOLATION GU GUAM ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ C COMPRESSED BUYDOWN 25 STATED DOC - DECLINE HI HAWAII ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ CR COMPRESSED BUYDOWN/RELOCATION 30 1 PAYSTUB DOC - NOT YET REVIEWED IA IOWA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ CT COMPRESSED BUYDOWN / SECOND VACATION 32 1 PAYSTUB DOC - APPROVAL ID IDAHO ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ E 1031 TAX EXCHANGE 33 1 PAYSTUB DOC - PENDED IL ILLINOIS ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ G COMPANION TO BRIDGE LOAN 34 1 PAYSTUB DOC - PROGRAM VIOLATION IN INDIANA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ PD PHOENIX DISCOUNT LOAN 35 1 PAYSTUB DOC - DECLINE KS KANSAS ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ R RELOCATION LOAN 40 LITE DOC - NOT YET REVIEWED KY KENTUCKY ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ S SHARED EQUITY 42 LITE DOC - APPROVAL LA LOUISIANA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ SR SHARED EQUITY/RELOCATION 43 LITE DOC - PENDED MA MASSACHUSETTS ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ST SHARED EQUITY/SECOND VACATION 44 LITE DOC - PROGRAM VIOLATION MD MARYLAND ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ T SECOND VACATION 45 LITE DOC - DECLINE ME MAINE ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ TX TEXAS EQUITY LOAN 50 NO DOC - NOT YET REVIEWED MH MARSHALL ISLANDS ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ X SHARED EQUITY/TEMPORARY BUYDOWN 52 NO DOC - APPROVAL MI MICHIGAN ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ XR SHARED EQUITY/TBD/RELOCATION 53 NO DOC - PENDED MN MINNESOTA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ XT SHARED EQUITY/TEMP BUYDOWN/SECOND VAC 54 NO DOC - PROGRAM VIOLATION MO MISSOURI ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ZZ NO LOAN FEATURE 55 NO DOC - DECLINE MP NORTHERN MARIANA ISLANDS ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ MS MISSISSIPPI ------------------------------------------------------------ ------------------------------------------------------------ MT MONTANA ---------------------------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- ------------------------------------------------------------ MX MEXICO - ALL STATES ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 0 NO INSURANCE REQUIRED 0 UNKNOWN NC NORTH CAROLINA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 1 RADIAN F/K/A COMMONWEALTH 1 PURCHASE ND NORTH DAKOTA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 2 COMMONWEALTH OF MARYLAND 2 RATE/TERM NE NEBRASKA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 3 FOREMOST GUARANTY CORP. 3 PURCHASE (NON-OWNER OCCUPIED) NH NEW HAMPSHIRE ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 4 GENERAL ELECTRIC MORTGAGE INS CO. 4 CONSTRUCTION PERMANENT NJ NEW JERSEY ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 5 GENERAL ELECTRIC OF CALIFORNIA 5 EQUITY REFINANCE NM NEW MEXICO ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 6 GENERAL ELECTRIC OF FLORIDA 6 RATE AND TERM WITH NO APPRAISAL NV NEVADA ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 7 GENERAL ELECTRIC OF N.C. 7 EQUITY REFI WITH NO APPRAISAL NY NEW YORK ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 8 HOME GUARANTEE INS. CORP. 8 HOME IMPROVEMENT OH OHIO ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 9 INVESTORS MORTGAGE INS. CO. 9 DEBT CONSOLIDATION OK OKLAHOMA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 10 MGIC OR OREGON ---------------------------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- ------------------------------------------------------------ 11 PMI MORTGAGE INS CO. PA PENNSYLVANIA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 12 REPUBLIC MORTGAGE INS - N.C. PR PUERTO RICO ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 13 TICOR 0 CURRENT PW PALAU ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 14 UNITED GUARANTY RESIDENTAL INS. CO. 1 30 DAYS DELINQUENT RI RHODE ISLAND ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 15 VEREX 2 60 DAYS DELINQUENT SC SOUTH CAROLINA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 16 WISCONSIN MORTGAGE ASSURANCE CO. 3 90 DAYS DELINQUENT SD SOUTH DAKOTA ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 17 INTEGON MORTGAGE GUARANTY 4 FORECLOSURE TN TENNESSEE ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 18 U.S MORTGAGE 5 ACTIVE REO TX TEXAS ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- -------------------------------------------------- ------------------------------------------------------------ 19 TRIAD GUARANTY UT UTAH ---------------------------------------------------------------------- ------------------------------------------------------------ ---------------------------------------------------------------------- ------------------------------------------------------------ 21 AMERIN - BORROWER PAID VA VIRGINIA ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 22 AMERIN - LENDER PAID PRODUCT GROUP LIEN VI VIRGIN ISLANDS ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 23 SELF INSURED 1 30 YEAR FIXED C 1 VT VERMONT ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 24 COMMONWEALTH - LENDER PAID 2 15 YEAR FIXED B 1 WA WASHINGTON ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 25 UGIC - LENDER PAID -ANNUAL PREMIUM 3 30 YEAR GPM 1 WI WISCONSIN ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 26 PMI - LENDER PAID-ANNUAL PREMIUM 4 15 YEAR GPM 1 WV WEST VIRGINIA ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 27 MGIC - LENDER PAID-ANNUAL PREMIUM 5 CLASSIC PACE B 1 WY WYOMING ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 28 RMIC - LENDER PAID-ANNUAL PREMIUM 6 7/23 1 EMPLOY TYPE ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 29 GE - LENDER PAID-ANNUAL PREMIUM 7 1 YEAR TREASURY Y 1 COM COMMISION ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 30 FMHA/RECD 8 3/1 TREASURY ARMS Y 1 CS COMMISSION\SALES ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 31 RFC-LENDER PAID 98 BPS 9 3 YEAR NYCF ARMS 1 FX FIXED(SALARY,HRLY,PENSION,SS#) ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 32 MARYLAND HOUSING FUND 10 5/1 TREASURY ARM X 1 HR HOURLY ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 33 RADIAN- LENDER PAID SPECIAL 11 7/1 TREASURY ARM Y 1 NA NOT AVAILABLE ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 34 MGIC- LENDER PAID SPECIAL 12 1 YEAR COFI Y 1 NI NO INCOME ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 35 GEMICO - LENDER PAID 13 6 MO TREASURY Z 1 NSAL NON-SALARIED ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 36 PMI-LENDER PAID SPECIAL 14 6 MO COFI Z 1 OTH OTHER ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 37 RADIAN-LENDER PAID-ANNUAL PREMIUM 15 6 MO PRIME Z 1 PASS PASSIVE ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 38 TRIAD-LENDER PAID-ANNUAL PREMIUM 16 PRIME PLUS 1 SAL SALARIED ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 40 UGIC -LENDER PAID-SINGLE PREMIUM 17 MONTHLY COFI 1 SAL+ SALARY +COMMISION ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 41 PMI - LENDER PAID -SINGLE PREMIUM 18 MONTHLY PRIME 1 SALP SALARIED PLUS ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 42 MGIC - LENDER PAID-SINGLE PREMIUM 19 STEP EOM C 1 SE SELF-EMPLOYMENT ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 43 RMIC - LENDER PAID-SINGLE PREMIUM 20 SWAPS 1 ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 44 GE - LENDER PAID-SINGLE PREMIUM 21 FORWARDS 1 1 FULL ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 45 RADIAN -LENDER PAID-SINGLE PREMIUM 22 BULK LOAD/RFC 1 2 REVIEW ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 46 TRIAD-LENDER PAID-SINGLE PREMIUM 23 BULK LOAD/NON RFC 1 3 STATISTICAL PROPERTY VALUATION ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 47 CMG MORTGAGE INSURANCE COMPANY 24 RENT-A-SHELF 1 4 SECOND MORTGAGE APPRAISAL VALUATION ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 48 CUNA MUTUAL GROUP 25 NEVER USED PROGRAM CODES 1 5 NARRATIVE ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 60 RMIC- Lender Paid Monthly Premium 26 OLD PROGRAMS 1 6 RECERTIFICATION ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 61 PMI- Lender Paid Monthly Premium 27 CHOICE 1 7 BPO ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 62 Radian- Lender Paid Monthly Premium 28 5-YEAR FIXED X 1 8 COMPLETION CERTIFICATE ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 92 ML-MTG. 100/SECURITIES 31 6-MO LIBOR ARM Z 1 9 LOAN PROSPECTOR COLLATERAL CERTIFICATION ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 93 ML-PARENT POWER/PROPERTY 33 QUARTERLY PRIME 8 1 10 LSI EVALUATION ANALYSIS ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 94 ML-PARENT POWER /SECURITIES 34 30 YR CONFORMING C 1 11 DRIVE BY APPRAISAL ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 95 MORTGAGE INSURANCE WAIVED 35 15 YR CONFORMING B 1 12 NON-STANDARD ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 96 PER RFC - LTV Less than 80, MI WAIVED 36 7 YR CONFORMING X 1 13 STATED VALUE ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 97 UNKNOWN 37 1 YR CONFORMING Y 1 14 TAX ASSESSED VALUE ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 98 FHA 38 6 MO CONFORMING Z 1 15 BPO - INTERIOR ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 99 VA 39 BANK OF AMERICA 1 YR TREAY 1 16 BPO - EXTERIOR ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 40 1 YR ARM REFI/HELP Y 1 17 PURCHASE PRICE -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 41 ALTERNET 6M LIBOR ADJ Z 1 18 SECOND OPINION -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 42 ALTERNET 30YR FXD C 1 19 REO VALUE ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 01 CONDO UNDER 5 STORIES 43 ALTERNET 1YR CMT ADJ Y 1 ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 02 LEASEHOLD 44 B/C 5/1 ARM PRODUCT X 1 1 WEEKLY 1-YEAR TREASURY SECURITY ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 03 DETACHED PUD 45 ALTERNET 15YR FXD B 1 1A 1-YR T-BILL - EFF 1ST BUS DAY OF MONTH ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 04 MODULAR 46 ALTERNET 3/6 LIBOR ADJ Z 1 1D 1-YR T-BILL - MONTHLY AVG ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 05 SINGLE FAMILY(DETACHED) 47 MONTHLY LIBOR ARM Z 1 1HF WEEKLY 1/2 1-YEAR TREASURY SECURITY ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 06 CONDO OVER 8 STORIES 48 EXPANDED CRITERIA 30 YR C 1 1MT 1 YR TRSRY - 12 MO AVG ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 07 TOWNHOUSE/ROWHOUSE 49 EXPANDED CRITERIA 15 YR B 1 2 10-YR TREASURY SECURITY - WEEKLY ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 08 MID-RISE CONDO (5-8 STORIES) 50 EXPANDED CRITERIA 5YR X 1 2A 2-YEAR TREASURY SECURITY-WEEKLY ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 09 ATTACHED PUD 51 EXPANDED CRITERIA 1 YR Y 1 3 3-YEAR TREASURY SECURITY - WEEKLY ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 10 COOP - STUDIO 52 EXPANDED CRITERIA 6MO Z 1 4 5-YEAR TREASURY SECURITY - WEEKLY ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 11 COOP - 1 BEDROOM 53 EXPANDED CRITERIA 3/6 ARMZ 1 6 6-MO T-BILL (INV) = 26-WEEK CPN EQUIVLNT ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 12 COOP - 2 BEDROOM 54 PAR 1 YR CMT 1 7 11TH DISTRICT COST OF FUNDS ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 13 CO-OP - 3 BEDROOMS 55 ALTERNET 2/6 LIBOR ADJ Z 1 8 WSJ - BANK PRIME RATE ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 14 CO-OP - 4 BEDROOMS 56 ALTERNET 7-6 LIBOR Z 1 9 6 MO LIBOR - WSJ (EFF DAILY) ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 15 CO-OP - 5 BEDROOMS 60 B/C 6 MONTH PRIME Z 1 9A 6 MO LIBOR EFF THE 15TH BUS DAY ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 16 RESERVED FOR COOP 61 ALTERNET 1/6 LIBOR ADJ Z 1 9B 6 MO LIBOR EFF 20TH DAY OF MONTH ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 17 RESERVED FOR COOP 62 CONFORMING 5-YEAR X 1 9C 6 MO LIBOR -EFF 15TH OF MONTH ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 18 RESERVED FOR COOP 63 NON-CONFORMING 5 YEAR X 1 A 6-MO T-BILL - 26 WK AVG OF WKLY AUC AVG ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 19 RESERVED FOR COOP 64 COMMUNITY HOME 30 YR CONFC 1 D 6-MONTH CERTIFICATE OF DEPOSIT MONTHLY ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 20 CONDOTELS 1- 4 STORIES 65 COMMUNITY HOME 15 YR CONFB 1 E 6 MO LIBOR - WSJ (EFF 1ST BUS DAY MO) ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 21 CONDOTELS 5-8 STORIES 67 INMC 30-YEAR FIXED 1 E12 1 YEAR LIBOR - WSJ (EFF 1ST BUS DAY MO) ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 22 CONDOTELS 9 OR MORE STORIES 68 INMC 15-YEAR FIXED 1 F FNMA 30 YEAR 30 DAY ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 23 MULTIFAMILY 69 PAR 3/6 LIBOR -PRES HOMES 1 FA ALTERNET PAY FOR PERFORMANCE PRODUCT ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 27 MANUFACTURED HOME 70 INMC 1-YEAR TSY 1 G 6-MO T-BILL AUC AVG (INV) - 4-WEEK AVG ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 28 COMMERICAL PROPERTIES 71 JUMBO A 10/1 TSY ARM Y 1 H 1-YR TSY: EFFEC. FRI PRIOR TO RELEASE DT ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------- 29 SINGLE FAMILY DETACHED- SITE CONDOMINIUM 72 EXPANDED CRIT 2/6 LIBOR 1 K CNTRCT INT RT PREV OCC HMES - FHFB ------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 30 MIXED USE 74 ENHANCED 1-YR SPEC. OFFERY 1 L12 1 YEAR LIBOR - WSJ (EFF DAILY) ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 75 INDEPENDENT 6-MO LIBOR Z 1 M NATL MONTHLY MED COFI -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 76 ALTERNET 3/1 CMT ADJ 1 N 6-MO T-BILL (INV) EFF DAY AFT AUCT DATE -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 77 ALTERNET MONTHLY COFI 1 O 3-YR TSY: EFFEC. FRI PRIOR TO RELEASE DT -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 78 ALTERNET 6-MO TREASURY 1 PA 1 MO LIBOR-EFF 20TH OF MO PRI TO INT CHG ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- N NON-OWNER OCCUPIED (INVESTOR PROPERTY) 79 ALTERNET 30 YEAR GPM 1 PD 1 MO LIBOR - WSJ (EFF DAILY) ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- O OWNER OCCUPIED 80 ALTERNET 6 MONTH LIBOR BL 1 Q 1 MO LIBOR PER WSJ EFF 1ST BDM ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- S SECOND HOME 81 B/C 6MO PRIME BLN 1 R 6 MO LIBOR PER FNMA (MONTHLY VALUE) ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 82 ALTERNET 30/15 BLN 1 R12 12 MO AVG 1 MO LIBOR PER FNMA (MO VALUE) ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 83 ALTERNET 3/6 (15YR) 1 S PRIME RT WSJ EFF LAST BUSINESS DAY OF MO ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- D ROUND DOWN 84 ALTERNET 6 MO LIBOR 15 YR 1 SS SOLDIER & SAILOR FOR SBO ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- N ROUND TO NEAREST FACTOR 87 FIXED NEG TRANSACTION 1 T 6 MO T-BILL - 26 WEEKLY AUCTION AVERAGE ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- U ROUND UP 88 ARM NEG TRANSACTION 1 U 6 MO LIBOR - WSJ (EFF LST BUS DAY MO) ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- X NO ROUNDING METHOD 89 BALLOON NEG TRANS. 1 V WSJ QTRLY PRIME-EF 1ST DAY OF MO ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 90 ALTERNET 30YR PERFORMANCE 1 W 1 YR NEW ADV FRM FHLBB ATLANTA ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- I INDEX 91 ALTERNET 30/15 PERFORMANC 1 ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- S SUM 92 ALTERNET 15YR PERFORMANCE 1 A GMAC-RFC 10 DAY MANDATORY ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- X NO ROUNDING 93 PMG BRIDGE LOANS C 1 B GMAC-RFC 30 DAY MANDATORY ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 98 NEG TRANS CORE FIXED 1 C GMAC-RFC 60 DAY MANDATORY ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- Legal Documentation Feature 99 NEG TRANS CORE ARMS 1 D FHLMC WAY, 60 DAY MAND. COM, 30 YR. ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 10 NOTE 3E 30 YR EXPCRIT 100% COMBO 1 E FNMA WAY, 60 DAY MAND. COM, 30 YR. ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 20 MORTGAGE 3H 30 YEAR HOME SOLUTION 1 F FNMA WAY, 30 DAY MAND. COMMIT, 30 YR. ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 30 DEED OF TRUST 3P 30 YR 100% COMBO LOAN 1 G FIRST CHICAGO CONVENTIONAL 30YR FIXED RT ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 32 SECTION 32 MORTGAGE LOANS 5E 15 YR EXPCRIT 100% COMBO 1 H BEAR STEARNS MORT 60 DAY MND COMM,30 YR ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 33 STATE HIGH COST LOAN - DECLINE 5P 15 YR 100% COMBO LOAN 1 I FHLMC WAY 30 DAY MANDATORY ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 34 STATE HIGH COST LOAN - DISCLOSURE A1 3/6 EXP CREDIT PERF Z 1 J RAC, 60 DAY MAND., COMM 30 YR ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 35 GA DISCONTINUED LOAN A2 2/6 EXP CREDIT PERF Z 1 K FNMA WAY, 60 DAY MAND. COMMIT 15 YR ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 36 SC DISCONTINUED LOAN AA ARM NCA ALTERNET 1 L SECONDARY MARKET MATURITIES ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 40 ARM RIDER TO NOTE AE ARM NCA EXP CRITERIA 1 M 1 YR. UST (WEEKLY) ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 50 ARM RIDER TO MORTGAGE AH ARM HIGH LTV 1 N FNMA WAY, 10 DAY MAND. COM, 30 YR ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 51 ARM RIDER TO DEED OF TRUST AJ ARM NCA JUMBO A 1 P FNMA WAY, 90 DAY MAND. COM, 30 YR. ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 52 CONDO RIDER AQ NCA 6 MO LIBOR 30YR COMBO 1 X FHLMC WAY 60 DAY MAND. COM 15 YR ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- 53 PUD RIDER AS ARM NCA CLEAN SEASONED 1 ---------------------------------------------------------------------- -------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------- 54 2-4 RIDER AV NCA 7YR LIBOR 30YR COMBO 1 ---------------------------------------------------------------------- -------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------- 55 MULTIPLE PROPERTIES AX NCA 3-6 LIBOR 30YR COMBO 1 ---------------------------------------------------------------------- -------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------- 60 OTHER RIDER B1 CREDIT GAP 30 YR FIXED C 1 ---------------------------------------------------------------------- -------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------- 70 CONVERSION DOCUMENT B2 CREDIT GAP 30/15 BALLOON C 1 ---------------------------------------------------------------------- -------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------- 80 MODIFICATION AGREEMENT B3 CREDIT GAP 15 YR FIXED C 1 ---------------------------------------------------------------------- -------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------- 90 LOST NOTE AFFIDAVIT B4 CREDIT GAP 6 MO LIBOR Z 1 ---------------------------------------------------------------------- -------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------- 100 MULTIPLE DOCUMENTS B5 CREDIT GAP 1 YR TSY Y 1 ---------------------------------------------------------------------- -------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------- 101 SIMPLE INTEREST PAYMENT LOAN B6 CREDIT GAP 2/6 LIBOR 1 ---------------------------------------------------------------------- -------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------- 102 BI-WEEKLY PAYMENT LOAN B7 CREDIT GAP 3/6 LIBOR Z 1 ---------------------------------------------------------------------- -------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------- 103 INTEREST ONLY PAYMENT LOAN BA BALLOON NCA ALTERNET 1 ---------------------------------------------------------------------- -------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------- 104 PERFORMANCE PAYMENT LOAN* BE BALLOON NCA EXP CRITERIA 1 ---------------------------------------------------------------------- -------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------- 99999 EXCEPTION MADE BY LOAN ACQUISITION BH BALLOON HIGH LTV 1 ---------------------------------------------------------------------- -------------------------------------------------------------- ---------------------------------------------------------------------- -------------------------------------------------------------- BJ BALLOON NCA JUMBO A 1 -------------------------------------------------------------- -------------------------------------------------------------- BK NCA 2YR LIBOR 30 YR COMBO 1 -------------------------------------------------------------- -------------------------------------------------------------- BQ NCA 3 YR LIBOR 30YR COMBO 1 -------------------------------------------------------------- -------------------------------------------------------------- BS BALLOON NCA CLEAN SEASONE 1 -------------------------------------------------------------- -------------------------------------------------------------- BV NCA 5YR LIBOR 30YR COMBO 1 -------------------------------------------------------------- -------------------------------------------------------------- BW NCA 2-6 LIBOR 30YR COMBO 1 -------------------------------------------------------------- -------------------------------------------------------------- BX NCA 5-6 LIBOR 30YR COMBO 1 -------------------------------------------------------------- -------------------------------------------------------------- BZ NCA 7-6 LIBOR 30YR COMBO 1 -------------------------------------------------------------- -------------------------------------------------------------- C1 SMALL MULTIFAM 7 BALLOON X 1 -------------------------------------------------------------- -------------------------------------------------------------- C2 SMALL MULTIFAM 10 BALLOONX 1 -------------------------------------------------------------- -------------------------------------------------------------- C3 SMALL MULTIFAM 15 BALLOONX 1 -------------------------------------------------------------- -------------------------------------------------------------- C4 SMALL MULITFAM 15YR B 1 -------------------------------------------------------------- -------------------------------------------------------------- C5 SMALL MULITFAM 20 YR C 1 -------------------------------------------------------------- -------------------------------------------------------------- C6 SMF 25YR FIXED 1 -------------------------------------------------------------- -------------------------------------------------------------- C7 SMF 20/25 BALLOON 1 -------------------------------------------------------------- -------------------------------------------------------------- C8 SMALL MULTIFAM 5 BALLOON X 1 -------------------------------------------------------------- -------------------------------------------------------------- CB EXP CRIT +6MO LIBOR 30YR 1 -------------------------------------------------------------- -------------------------------------------------------------- CH 30 YEAR HOME SOLUTION 1 -------------------------------------------------------------- -------------------------------------------------------------- D3 ARD 30 YEAR FIXED 1 -------------------------------------------------------------- -------------------------------------------------------------- D4 ARD 15 YEAR FIXED 1 -------------------------------------------------------------- -------------------------------------------------------------- D5 ARD BALLOON 1 -------------------------------------------------------------- -------------------------------------------------------------- D6 ARD ARMS 1 -------------------------------------------------------------- -------------------------------------------------------------- DB CONF 15 YR FLEX 97 1 -------------------------------------------------------------- -------------------------------------------------------------- DC CONF 30 YR FLEX 97 1 -------------------------------------------------------------- -------------------------------------------------------------- DF CONF 15 YR FLEX 100 1 -------------------------------------------------------------- -------------------------------------------------------------- DH 15 YEAR HOME SOLUTION 1 -------------------------------------------------------------- -------------------------------------------------------------- DJ CONF 15 YR PLEDGED ASSET 1 -------------------------------------------------------------- -------------------------------------------------------------- DK CONF 30 YR PLEDGED ASSET 1 -------------------------------------------------------------- -------------------------------------------------------------- DL CONF 15 YR RFC RETENTION 1 -------------------------------------------------------------- -------------------------------------------------------------- DM CONF 30 YR RFC RETENTION 1 -------------------------------------------------------------- -------------------------------------------------------------- DP CONF 30 YR FLEX 100 1 -------------------------------------------------------------- -------------------------------------------------------------- DR CONF 15 YR FNMA CHB 5% 1 -------------------------------------------------------------- -------------------------------------------------------------- DS CONF 30 YR FNMA CHB 5% 1 -------------------------------------------------------------- -------------------------------------------------------------- E1 EXP CRIT 30/15 BALLOON 1 -------------------------------------------------------------- -------------------------------------------------------------- E3 EXP CRITERIA 3/1 1 -------------------------------------------------------------- -------------------------------------------------------------- E4 EXPCRIT 3/1 SPEC INVESTOR 1 -------------------------------------------------------------- -------------------------------------------------------------- E5 EXPCRIT 5/1 SPEC INVESTOR 1 -------------------------------------------------------------- -------------------------------------------------------------- FA FIXED NCA ALTERNET 1 -------------------------------------------------------------- -------------------------------------------------------------- FE FIXED NCA EXP CRITERIA 1 -------------------------------------------------------------- -------------------------------------------------------------- FH FIXED HIGH LTV 1 -------------------------------------------------------------- -------------------------------------------------------------- FJ FIXED NCA JUMBO A 1 -------------------------------------------------------------- -------------------------------------------------------------- FS FIXED NCA CLEAN SEASONED 1 -------------------------------------------------------------- -------------------------------------------------------------- G1 30 YEAR CONF HOMEADVISOR 1 -------------------------------------------------------------- -------------------------------------------------------------- G2 15 YEAR CONF HOMEADVISOR 1 -------------------------------------------------------------- -------------------------------------------------------------- G3 3/1 CONF HOMEADVISOR 1 -------------------------------------------------------------- -------------------------------------------------------------- G4 1 YR ARM CONF HOMEADVISOR 1 -------------------------------------------------------------- -------------------------------------------------------------- G5 5/1 CONF HOMEADVISOR 1 -------------------------------------------------------------- -------------------------------------------------------------- G6 7/1 CONF HOMEADVISOR 1 -------------------------------------------------------------- -------------------------------------------------------------- G7 7 YR BALLOON HOMEADVISOR 1 -------------------------------------------------------------- -------------------------------------------------------------- G8 40YR ALT FIXED 1 -------------------------------------------------------------- -------------------------------------------------------------- G9 40YR ALT 3-6 LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- GD 40YR ALT 2-6 LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- GG 40YR GAP FIXED 1 -------------------------------------------------------------- -------------------------------------------------------------- GI 40YR GAP 2-6 LIBOR ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- GL 1 YEAR LIBOR ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- GM 40YR GAP 3-6 LIBOR ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- H1 HOME SOLUTION 3/1 LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- H2 HOME SOLUTION 2/1 LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- H3 FIXED 30 NCA HLTV 1 -------------------------------------------------------------- -------------------------------------------------------------- H5 FIXED 15 NCA HLTV 1 -------------------------------------------------------------- -------------------------------------------------------------- H6 15 YR HOME SOL PLUS 1 -------------------------------------------------------------- -------------------------------------------------------------- H7 30 YR HOME SOL PLUS 1 -------------------------------------------------------------- -------------------------------------------------------------- H8 30/15 BALL HOME SOL PLUS 1 -------------------------------------------------------------- -------------------------------------------------------------- H9 2/1 LIBOR HOME SOL PLUS 1 -------------------------------------------------------------- -------------------------------------------------------------- HB BALLOON NCA HLTV 1 -------------------------------------------------------------- -------------------------------------------------------------- HH HIGH LTV FXD AX/AM 1 -------------------------------------------------------------- -------------------------------------------------------------- HJ 40YR NCA FIXED 1 -------------------------------------------------------------- -------------------------------------------------------------- HL 3 YEAR LIBOR ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- HU 40YR NCA 3-6 LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- HV 40YR NCA 2-6 LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- I1 3/1 LIBOR HOME SOL PLUS 1 -------------------------------------------------------------- -------------------------------------------------------------- I2 2/6 LIBOR HOME SOL PLUS 1 -------------------------------------------------------------- -------------------------------------------------------------- I3 3/6 LIBOR HOME SOL PLUS 1 -------------------------------------------------------------- -------------------------------------------------------------- J1 GAP 30YR FIXED 1 -------------------------------------------------------------- -------------------------------------------------------------- J2 GAP 30/15YR FIXED 1 -------------------------------------------------------------- -------------------------------------------------------------- J3 GAP 15YR FIXED 1 -------------------------------------------------------------- -------------------------------------------------------------- J4 GAP 6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- J5 GAP 1YR TRESURY 1 -------------------------------------------------------------- -------------------------------------------------------------- J6 GAP 2/28 LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- J7 GAP 3/27 LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- JL 5 YEAR LIBOR ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- KL 7 YEAR LIBOR ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- LL 10 YEAR LIBOR ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- N1 NEG TRANS 30 YR. C 1 -------------------------------------------------------------- -------------------------------------------------------------- N2 NEG TRANS 15 YR. C 1 -------------------------------------------------------------- -------------------------------------------------------------- NH ARM NCA HOME SOLUTION 1 -------------------------------------------------------------- -------------------------------------------------------------- O4 5/6MO LIBOR EXPCRIT ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- O5 7/6MO LIBOR EXPCRIT ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- O6 3/1 LIBOR EXPCRIT ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- O7 5/1 LIBOR EXPCRIT ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- O8 7/1 LIBOR EXPCRIT ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- O9 2/1 LIBOR EXP CRITERIA 1 -------------------------------------------------------------- -------------------------------------------------------------- P0 PT-MONTHLY LIBOR Z 1 -------------------------------------------------------------- -------------------------------------------------------------- P1 PT-GENERIC ARM PRODUCT 1 -------------------------------------------------------------- -------------------------------------------------------------- P2 PT-30 YEAR FIXED C 1 -------------------------------------------------------------- -------------------------------------------------------------- P3 PT-15 YEAR FIXED B 1 -------------------------------------------------------------- -------------------------------------------------------------- P4 PT-I YEAR ARM Y 1 -------------------------------------------------------------- -------------------------------------------------------------- P5 PT-3/1 ARM Y 1 -------------------------------------------------------------- -------------------------------------------------------------- P6 PT-5/1 ARM X 1 -------------------------------------------------------------- -------------------------------------------------------------- P7 PT-7/1 ARM Y 1 -------------------------------------------------------------- -------------------------------------------------------------- P8 PT-10/1 ARM Y 1 -------------------------------------------------------------- -------------------------------------------------------------- P9 PT-6 MONTH LIBOR Z 1 -------------------------------------------------------------- -------------------------------------------------------------- PA PT-1/6 LIBOR Z 1 -------------------------------------------------------------- -------------------------------------------------------------- PB PT-3/6 LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- PC PT-2/6 LIBOR Z 1 -------------------------------------------------------------- -------------------------------------------------------------- PD PT-1 MONTH COFI 1 -------------------------------------------------------------- -------------------------------------------------------------- PE PT-1 YEAR COFI Y 1 -------------------------------------------------------------- -------------------------------------------------------------- PF PT-6 MONTH UST ARM Z 1 -------------------------------------------------------------- -------------------------------------------------------------- PG PT-6 MO PRIME ARM Z 1 -------------------------------------------------------------- -------------------------------------------------------------- PH PT-6 MONTH COFI Z 1 -------------------------------------------------------------- -------------------------------------------------------------- PI PT-7 YEAR BALLOON X 1 -------------------------------------------------------------- -------------------------------------------------------------- PJ PT-15/30 BALLOON 1 -------------------------------------------------------------- -------------------------------------------------------------- PK PT-5 YEAR BALLOON X 1 -------------------------------------------------------------- -------------------------------------------------------------- PL PT-1YR UST ARM BALL 15/30Y 1 -------------------------------------------------------------- -------------------------------------------------------------- PM PT-6MO LIBOR BALL 15/30 Z 1 -------------------------------------------------------------- -------------------------------------------------------------- PN PT-30 YEAR STEP C 1 -------------------------------------------------------------- -------------------------------------------------------------- PO PT-30 YEAR GPM 1 -------------------------------------------------------------- -------------------------------------------------------------- PP PT-15 YEAR GPM 1 -------------------------------------------------------------- -------------------------------------------------------------- PT PT-FNMA 97 C 1 -------------------------------------------------------------- -------------------------------------------------------------- PU PT 3/27 STEP 1 -------------------------------------------------------------- -------------------------------------------------------------- PV PT - 5/5 ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- PW PT 1 YR FHFB ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- PX PT 10 YEAR BALLOON 1 -------------------------------------------------------------- -------------------------------------------------------------- PZ PT - 3/3 UST ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- QL 1 YR/6 MO LIBOR ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- SB CREDIT GAP + 15YR FIXED 1 -------------------------------------------------------------- -------------------------------------------------------------- SC CREDIT GAP + 30YR FIXED 1 -------------------------------------------------------------- -------------------------------------------------------------- SE CREDIT GAP + 6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- SG CREDIT GAP + 1YR TSY 1 -------------------------------------------------------------- -------------------------------------------------------------- SH CRED GAP + 2YR/6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- SI CRED GAP + 3YR/6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- SK CRED GAP + 30/15 BALLOON 1 -------------------------------------------------------------- -------------------------------------------------------------- SL 3 YR/6 MO LIBOR ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- TL 5 YR/6 MO LIBOR ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- WL 7 YR/6 MO LIBOR ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- XA JUMBO A + 15 YEAR 1 -------------------------------------------------------------- -------------------------------------------------------------- XB JUMBO A + 30 YEAR 1 -------------------------------------------------------------- -------------------------------------------------------------- XC JUMBO A + 1 YR/6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- XD JUMBO A + 2YR/6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- XE JUMBO A + 3YR/6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- XF JUMBO A + 5YR/6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- XG JUMBO A + 7YR/6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- XH JUMBO A + 10YR/6MI LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- XI JUMBO A + 1 YR TSY 1 -------------------------------------------------------------- -------------------------------------------------------------- XJ JUMBO A + 3/1 TSY 1 -------------------------------------------------------------- -------------------------------------------------------------- XK JUMBO A + 5/1 TSY 1 -------------------------------------------------------------- -------------------------------------------------------------- XL 10 YR/6 MO LIBOR ARM 1 -------------------------------------------------------------- -------------------------------------------------------------- XM JUMBO A + 7/1 TSY 1 -------------------------------------------------------------- -------------------------------------------------------------- XN JUMBO A + 10/1 TSY 1 -------------------------------------------------------------- -------------------------------------------------------------- XO JUMBO A + 6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- XP JUMBO A + 1YR LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- XQ JUMBO A + 3YR LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- XR JUMBO A + 5YR LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- XS JUMBO A + 7YR LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- XT JUMBO A + 10YR LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- YA ALTERNET + 15 YR FIXED 1 -------------------------------------------------------------- -------------------------------------------------------------- YH ALTERNET + 30 YR FIXED 1 -------------------------------------------------------------- -------------------------------------------------------------- YK ALTERNET + 6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- YR ALTERNET + 1 YR TSY 1 -------------------------------------------------------------- -------------------------------------------------------------- YV ALTERNET + 2YR/6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- YW ALTERNET + 3YR/6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- YZ ALTERNET + 30/15 BALLOON 1 -------------------------------------------------------------- -------------------------------------------------------------- ZA EXPCRIT + 15 YR FIXED 1 -------------------------------------------------------------- -------------------------------------------------------------- ZB EXPCRIT + 30 YR FIXED 1 -------------------------------------------------------------- -------------------------------------------------------------- ZC EXPCRIT + 30/15 BALLOON 1 -------------------------------------------------------------- -------------------------------------------------------------- ZG EXPCRIT + 1YR/6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- ZH EXPCRIT + 2YR/6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- ZI EXPCRIT + 3YR/6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- ZJ EXPCRIT + 5YR/6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- ZK EXPCRIT + 7YR/6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- ZL EXPCRIT + 10YR/6MO LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- ZM EXPCRIT + 1YR LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- ZN EXPCRIT + 1YR TSY 1 -------------------------------------------------------------- -------------------------------------------------------------- ZO EXPCRIT + 3/1 TSY 1 -------------------------------------------------------------- -------------------------------------------------------------- ZQ EXPCRIT + 5/1 TSY 1 -------------------------------------------------------------- -------------------------------------------------------------- ZR EXPCRIT + 7/1 TSY 1 -------------------------------------------------------------- -------------------------------------------------------------- ZT EXPCRIT + 3YR LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- ZU EXPCRIT + 5YR LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- ZV EXPCRIT + 7YR LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- ZW EXPCRIT + 10YR LIBOR 1 -------------------------------------------------------------- -------------------------------------------------------------- ZX 2/1 LIBOR EXPCRIT PLUS 1 -------------------------------------------------------------- -------------------------------------------------------------- 29 15 - YEAR SECOND 2 -------------------------------------------------------------- -------------------------------------------------------------- 30 5 - YEAR SECOND 2 -------------------------------------------------------------- -------------------------------------------------------------- 32 SECOND 6-MO PRIME ARM 2 -------------------------------------------------------------- -------------------------------------------------------------- 57 ALTERNET 30YR 2NDLIEN FXDC 2 -------------------------------------------------------------- -------------------------------------------------------------- 58 ALTERNET 15YR 2NDLIEN FXDB 2 -------------------------------------------------------------- -------------------------------------------------------------- 59 B/C 2NDS 6 MO PRIME Z 2 -------------------------------------------------------------- -------------------------------------------------------------- 66 ALTERNET 6-MO LIBOR 2ND Z 2 -------------------------------------------------------------- -------------------------------------------------------------- 85 B/C 6MO LIBOR BLN (2ND) 2 -------------------------------------------------------------- -------------------------------------------------------------- 86 ALT 30/15 BLN 2ND LIEN 2 -------------------------------------------------------------- -------------------------------------------------------------- 94 PERF 30 YR 2ND EXP CREDIT 2 -------------------------------------------------------------- -------------------------------------------------------------- 95 PERF 30/15 2ND EXP CREDIT 2 -------------------------------------------------------------- -------------------------------------------------------------- 96 EXP CRED PERF 15YR 2ND 2 -------------------------------------------------------------- -------------------------------------------------------------- 6G GAP 2ND 30/15 BALLOON 2 -------------------------------------------------------------- -------------------------------------------------------------- 7G GAP 2ND 30 YR FIXED 2 -------------------------------------------------------------- -------------------------------------------------------------- 8G GAP 2ND 15 YR FIXED 2 -------------------------------------------------------------- -------------------------------------------------------------- D0 ARD 2ND LIEN ARM PRODUCT 2 -------------------------------------------------------------- -------------------------------------------------------------- D1 NT FIXED SECOND C 2 -------------------------------------------------------------- -------------------------------------------------------------- D2 NT ARM SECOND 2 -------------------------------------------------------------- -------------------------------------------------------------- D7 ARD SECOND LIEN 30 YR 2 -------------------------------------------------------------- -------------------------------------------------------------- D8 ARD SECOND LIEN 15 YR 2 -------------------------------------------------------------- -------------------------------------------------------------- D9 ARD SECOND LIEN BALLOON 2 -------------------------------------------------------------- -------------------------------------------------------------- PQ PT-2ND 15 YR FIXED B 2 -------------------------------------------------------------- -------------------------------------------------------------- PR PT-2ND 30 YR FIXED 2 -------------------------------------------------------------- -------------------------------------------------------------- PS PT-2ND 15/30 BALLOON 2 -------------------------------------------------------------- -------------------------------------------------------------- PY PT 2ND-1 YEAR ARM 2 -------------------------------------------------------------- -------------------------------------------------------------- W7 NCA ALTERNET 2ND 15YR FIX 2 -------------------------------------------------------------- -------------------------------------------------------------- W8 NCA ALTERNET 2ND 30YR FIX 2 -------------------------------------------------------------- -------------------------------------------------------------- W9 NCA ALTERNET 2ND 30/15YR BAL 2 -------------------------------------------------------------- -------------------------------------------------------------- ZZ NCA BALLOON SECOND 2 -------------------------------------------------------------- -------------------------------------------------------------- M7 5/6 MONTH LIBOR ARM 1 --------------------------------------------------------------

Loan_Number Amort_Term Gross_Int_Rate RFC_Net_Int_Rate First_Payment_Date Maturity_Date Original_Amount Principal_Balance PI_Amount RFC_LTV PaidTo_Date Pay_Type Loan_Feat Loan_Purp Original_Term Qual_Code NoteDate MI_Pct Secondary_Financing RFC_CLTV Loan_Grade BackEnd_DTI Sub_Service_Fee Prod_Group Prepay_Penalty_Ind FICO 9754538 360 7 6.5 01-Jun-05 01-May-35 207,000.00 203,789.1377.18 80 01-Jul-06 A ZZ 2 360 02 08-Apr-05 0 0 0 A4AL 36 0.5 55 N 602 10326740 360 10.5 10 01-Mar-06 01-Feb-36 304,000.00 302,873.2780.81 95 01-Sep-06 A ZZ 5 360 02 19-Jan-06 0 0 0 AMAL 46 0.5 55 Y 567 10516822 360 10.4 9.95 01-May-06 01-Apr-36 58,500.00 58,32530.76 90 01-Sep-06 A ZZ 1 360 02 23-Mar-06 0 3250 95 A4AL 40 0.45 55 Y 531 10560322 360 7.75 7.3 01-Sep-06 01-Aug-36 98,400.00 98,19704.95 80 01-Sep-06 A ZZ 5 360 02 29-Jun-06 0 24600 100 A4AL 48 0.45 55 Y 629 10635624 480 8.44 7.99 01-Sep-06 01-Aug-36 280,000.00 279,786.2039.9 80 01-Sep-06 A ZZ 5 360 02 06-Jul-06 0 70000 100 A4AL 49 0.45 G9 N 599 10635634 480 8.45 8 01-Aug-06 01-Jul-36 440,000.00 439,553.3208.89 100 01-Sep-06 A ZZ 1 360 22 26-Jun-06 0 0 0 A4AL 45 0.45 GD Y 736 10635636 360 11.35 10.9 01-Sep-06 01-Aug-36 80,000.00 79,91783.1 20 01-Sep-06 F ZZ 1 360 22 14-Jul-06 0 319894 100 A5AL 47 0.45 57 N 771 10635640 360 8.95 8.5 01-Oct-06 01-Sep-36 138,330.00 138,176.1108.07 90 01-Sep-06 F ZZ 1 360 22 28-Aug-06 0 0 0 A5AL 37 0.45 42 Y 659 10635644 360 11.3 10.85 01-Sep-06 01-Aug-36 46,000.00 45,95448.53 20 01-Sep-06 F ZZ 1 360 22 25-Jul-06 0 183938 100 A5AL 50 0.45 57 N 689 10635650 480 10.15 9.7 01-Oct-06 01-Sep-36 101,700.00 101,669.875.58 90 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 49 0.45 GD N 542 10635652 360 9.75 9.3 01-Sep-06 01-Aug-36 109,800.00 109,645.943.36 90 01-Sep-06 A ZZ 1 360 02 30-Jun-06 0 0 0 A5AL 42 0.45 55 N 533 10635654 360 7.75 7.3 01-Oct-06 01-Sep-36 116,000.00 115,835.831.04 80 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 29000 100 A5AL 45 0.45 55 N 609 10635656 360 7.95 7.5 01-Oct-06 01-Sep-36 140,000.00 139,809.1022.4 80 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 35000 100 A4AL 36 0.45 55 N 623 10635666 360 7.85 7.4 01-Oct-06 01-Sep-36 120,000.00 119,833.868.01 80 01-Sep-06 F ZZ 1 360 02 31-Aug-06 0 30000 100 A4AL 43 0.45 42 N 678 10635672 360 9.99 9.54 01-Aug-06 01-Jul-36 38,000.00 37,93333.2 20 01-Sep-06 F ZZ 1 360 22 23-Jun-06 0 151864 100 A5AL 44 0.45 57 N 659 10635676 480 10.9 10.45 01-Oct-06 01-Sep-36 132,050.00 132,018.1215.3 95 01-Sep-06 F ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 46 0.45 G8 N 570 10635680 360 11.25 10.8 01-Sep-06 01-Aug-36 128,000.00 127,869.1243.22 20 01-Sep-06 F ZZ 1 360 22 01-Aug-06 0 511827 100 A5AL 37 0.45 57 Y 757 10635682 480 8.75 8.3 01-Sep-06 01-Aug-36 89,250.00 89,18671.32 85 01-Sep-06 A ZZ 1 360 02 13-Jul-06 0 0 0 A5AL 24 0.45 G9 Y 580 10635686 360 9.5 9.05 01-Oct-06 01-Sep-36 97,750.00 97,65821.94 85 01-Sep-06 A ZZ 1 360 22 23-Aug-06 0 0 0 A4AL 40 0.45 46 N 711 10635688 360 9.7 9.25 01-Oct-06 01-Sep-36 147,600.00 147,460.1262.7 90 01-Sep-06 A ZZ 1 360 02 29-Aug-06 0 0 0 A5AL 38 0.45 55 Y 555 10635692 360 9.99 9.54 01-Aug-06 01-Jul-36 26,880.00 26,83235.7 20 01-Sep-06 F ZZ 1 360 02 28-Jun-06 0 107424 100 A5AL 45 0.45 57 N 639 10635694 360 7.9 7.45 01-Sep-06 01-Aug-36 125,000.00 124,741.908.51 84 01-Sep-06 F ZZ 5 360 02 11-Jul-06 0 0 0 A5AL 44 0.45 42 Y 585 10635700 360 8.1 7.65 01-Oct-06 01-Sep-36 180,000.00 179,762.1333.35 60 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A5AL 36 0.45 55 N 572 10635714 360 8.65 8.2 01-Oct-06 01-Sep-36 202,500.00 202,261.1578.63 83 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 43 0.45 55 N 571 10635720 360 10.35 9.9 01-Aug-06 01-Jul-36 45,500.00 45,42411.12 20 01-Sep-06 F ZZ 5 360 02 26-Jun-06 0 182000 100 AXAL 38 0.45 57 N 651 10635724 360 8.9 8.45 01-Sep-06 01-Aug-36 175,500.00 175,204.1399.51 90 01-Sep-06 A ZZ 5 360 02 07-Jul-06 0 0 0 B AL 55 0.45 46 Y 580 10635728 480 7.14 6.69 01-Oct-06 01-Sep-36 498,000.00 497,634.3145.5 60 01-Sep-06 A ZZ 1 360 02 09-Aug-06 0 0 0 A4AL 44 0.45 GD Y 622 10635730 480 9.6 9.15 01-Oct-06 01-Sep-36 213,500.00 213,423.1746.11 100 01-Sep-06 F ZZ 1 360 02 11-Aug-06 0 0 0 A5AL 46 0.45 G8 Y 669 10635734 360 9.9 9.45 01-Oct-06 01-Sep-36 49,400.00 49,35429.88 20 01-Sep-06 F ZZ 1 360 02 01-Aug-06 0 197600 100 A5AL 23 0.45 57 Y 769 10635738 360 8.3 7.85 01-Oct-06 01-Sep-36 175,100.00 174,878.1321.63 85 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 A4AL 41 0.45 55 Y 661 10635740 360 7.5 7.05 01-Oct-06 01-Sep-36 312,000.00 312,000.1950 80 01-Sep-06 A ZZ 5 360 22 17-Aug-06 0 78000 100 A4AL 32 0.45 55 N 691 10635742 360 11.85 11.4 01-Aug-06 01-Jul-36 95,000.00 94,88966.23 20 01-Sep-06 F ZZ 1 360 22 30-Jun-06 0 379774 100 A5AL 44 0.45 57 N 706 10635750 480 9.75 9.3 01-Oct-06 01-Sep-36 195,320.00 195,253.1620.3 95 01-Sep-06 A ZZ 1 360 02 21-Aug-06 0 0 0 A5AL 48 0.45 GD Y 563 10635752 360 11.5 11.05 01-Aug-06 01-Jul-36 64,000.00 63,91633.79 20 01-Sep-06 F ZZ 1 360 22 22-Jun-06 0 255835 100 A5AL 47 0.45 57 Y 676 10635766 360 7.99 7.54 01-Aug-06 01-Jul-36 333,000.00 332,095.2441.12 90 01-Sep-06 F ZZ 5 360 02 23-Jun-06 0 0 0 A4AL 35 0.45 42 Y 631 10635768 360 11.5 11.05 01-Aug-06 01-Jul-36 31,180.00 31,13308.78 20 01-Sep-06 F ZZ 1 360 22 30-Jun-06 0 124639 100 A5AL 32 0.45 57 N 671 10635772 360 8.1 7.65 01-Oct-06 01-Sep-36 142,400.00 142,400.961.2 80 01-Sep-06 F ZZ 1 360 02 25-Aug-06 0 35600 100 A5AL 46 0.45 42 N 677 10635778 480 9.3 8.85 01-Sep-06 01-Aug-36 98,000.00 97,94778.65 100 01-Sep-06 A ZZ 1 360 02 31-Jul-06 0 0 0 A5AL 32 0.45 46 Y 637 10635780 360 7.8 7.35 01-Aug-06 01-Jul-36 152,000.00 152,000.988 80 01-Sep-06 A ZZ 1 360 02 30-Jun-06 0 38000 100 A5AL 35 0.45 55 N 658 10635784 360 11.45 11 01-Sep-06 01-Aug-36 70,000.00 69,93690.54 20 01-Sep-06 F ZZ 1 360 22 07-Jul-06 0 279909 100 A5AL 41 0.45 57 N 670 10635788 360 11.8 11.35 01-Sep-06 01-Aug-36 70,000.00 69,93709.28 20 01-Sep-06 F ZZ 1 360 22 31-Jul-06 0 279916 100 A4AL 50 0.45 57 N 742 10635792 360 9.4 8.95 01-Sep-06 01-Aug-36 108,035.00 107,870.900.55 85 01-Sep-06 A ZZ 5 360 12 21-Jul-06 0 0 0 A4AL 32 0.45 55 Y 555 10635794 360 9.1 8.65 01-Sep-06 01-Aug-36 80,000.00 79,86649.47 100 01-Oct-06 F ZZ 5 360 02 14-Jul-06 0 0 0 A4AL 37 0.45 42 Y 685 10635798 360 9.2 8.75 01-Aug-06 01-Jul-36 102,600.00 102,382.840.36 95 01-Oct-06 F ZZ 5 360 02 27-Jun-06 0 0 0 A4AL 46 0.45 42 Y 582 10635804 360 9.1 8.65 01-Oct-06 01-Sep-36 59,990.00 59,92487.02 75 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 19997 100 A5AL 50 0.45 55 Y 548 10635810 360 11.28 10.83 01-Sep-06 01-Aug-36 85,900.00 85,81836.28 100 01-Sep-06 F ZZ 1 360 12 26-Jul-06 0 0 0 A5AL 37 0.45 42 Y 592 10635814 360 9.55 9.1 01-Oct-06 01-Sep-36 122,500.00 122,380.1034.52 70 01-Sep-06 A ZZ 5 360 22 15-Aug-06 0 0 0 A5AL 45 0.45 46 Y 684 10635818 360 7.95 7.5 01-Sep-06 01-Aug-36 279,120.00 278,548.2038.37 80 01-Sep-06 F ZZ 1 360 22 14-Jul-06 0 57324 97 A5AL 51 0.45 42 Y 669 10635820 360 11.25 10.8 01-Sep-06 01-Aug-36 57,335.00 57,27556.88 17 01-Sep-06 F ZZ 1 360 22 14-Jul-06 0 291565 100 A5AL 49 0.45 57 N 669 10635824 360 9.8 9.35 01-Oct-06 01-Sep-36 161,500.00 161,350.1393.47 95 01-Oct-06 A ZZ 5 360 22 14-Aug-06 0 0 0 A4AL 29 0.45 55 N 651 10635828 360 8.75 8.3 01-Oct-06 01-Sep-36 115,000.00 114,867.904.71 100 01-Sep-06 F ZZ 1 360 02 18-Aug-06 0 0 0 A5AL 41 0.45 42 Y 628 10635830 360 7.35 6.9 01-Oct-06 01-Sep-36 271,500.00 271,083.1870.56 77 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 55 0.45 55 N 570 10635834 360 8.1 7.65 01-Oct-06 01-Sep-36 108,900.00 108,756.806.68 90 01-Sep-06 A ZZ 5 360 22 15-Aug-06 0 0 0 A5AL 49 0.45 55 Y 687 10635836 360 9.9 9.45 01-Sep-06 01-Aug-36 71,200.00 71,07619.58 80 01-Sep-06 F ZZ 5 360 42 22-Jul-06 0 0 0 A4AL 48 0.45 42 Y 600 10635848 360 10.9 10.45 01-Oct-06 01-Sep-36 150,000.00 149,890.1417.17 100 01-Sep-06 F ZZ 1 360 12 11-Aug-06 0 0 0 A5AL 29 0.45 42 Y 597 10635852 360 10.45 10 01-Oct-06 01-Sep-36 50,400.00 50,35459.15 80 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 9450 95 A5AL 32 0.45 55 Y 529 10635858 360 11.1 10.65 01-Sep-06 01-Aug-36 20,700.00 20,67198.7 20 01-Sep-06 F ZZ 1 360 22 30-Jun-06 0 82771 100 A4AL 38 0.45 57 N 659 10635862 360 9.85 9.4 01-Oct-06 01-Sep-36 104,500.00 104,404.905.51 95 01-Sep-06 A ZZ 2 360 02 21-Aug-06 0 0 0 A4AL 40 0.45 55 Y 595 10635864 360 6.65 6.2 01-Aug-06 01-Jul-36 123,120.00 123,120.682.29 80 01-Sep-06 A ZZ 1 360 02 28-Jun-06 0 30780 100 A5AL 41 0.45 55 Y 686 10635874 480 8 7.55 01-Oct-06 01-Sep-36 158,000.00 157,909.1098.6 69 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A5AL 28 0.45 55 Y 650 10635876 360 7.54 7.09 01-Sep-06 01-Aug-36 160,800.00 160,442.1128.75 80 01-Sep-06 F ZZ 5 360 02 21-Jul-06 0 0 0 A4AL 24 0.45 42 Y 599 10635882 360 9.9 9.45 01-Sep-06 01-Aug-36 58,500.00 58,41509.07 100 01-Sep-06 A ZZ 1 360 02 28-Jul-06 0 0 0 A5AL 42 0.45 55 N 639 10635884 360 9.99 9.54 01-Oct-06 01-Sep-36 64,000.00 63,94561.18 80 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 0 0 AXAL 39 0.45 55 Y 586 10635890 360 6.95 6.5 01-Sep-06 01-Aug-36 131,200.00 130,872.868.48 80 01-Sep-06 F ZZ 5 360 02 30-Jun-06 0 32800 100 A5AL 32 0.45 42 Y 675 10635892 360 9.415 8.965 01-Sep-06 01-Aug-36 116,100.00 115,924.969.04 90 01-Sep-06 A ZZ 5 360 02 17-Jul-06 0 0 0 AXAL 46 0.45 55 Y 560 10635894 480 7.7 7.25 01-Sep-06 01-Aug-36 190,525.00 190,345.1282.04 80 01-Sep-06 A ZZ 1 360 22 31-Jul-06 0 47632 100 A5AL 40 0.45 GD N 695 10635896 360 8.45 8 01-Oct-06 01-Sep-36 100,000.00 99,87765.38 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 25000 100 A5AL 52 0.45 46 Y 612 10635906 360 9.99 9.54 01-Sep-06 01-Aug-36 30,400.00 30,35266.56 20 01-Sep-06 F ZZ 1 360 22 06-Jul-06 0 121546 100 A5AL 47 0.45 57 N 671 10635914 360 11.25 10.8 01-Aug-06 01-Jul-36 37,000.00 36,85359.37 20 01-Sep-06 F ZZ 1 360 22 30-Jun-06 0 147537 100 A4AL 41 0.45 57 N 737 10635920 360 8.8 8.35 01-Sep-06 01-Aug-36 100,000.00 99,82790.28 59 01-Sep-06 A ZZ 5 360 02 29-Jun-06 0 0 0 AXAL 41 0.45 55 Y 520 10635922 360 8.8 8.35 01-Oct-06 01-Sep-36 83,300.00 83,20658.3 85 01-Sep-06 F ZZ 5 360 02 23-Aug-06 0 0 0 B AL 42 0.45 42 Y 559 10635932 360 11.5 11.05 01-Sep-06 01-Aug-36 34,000.00 33,96336.7 20 01-Aug-06 F ZZ 5 360 22 07-Jul-06 0 136000 100 A4AL 39 0.45 57 N 663 10635934 360 7.45 7 01-Oct-06 01-Sep-36 258,400.00 258,011.1797.94 80 01-Sep-06 A ZZ 1 360 12 25-Aug-06 0 64600 100 A5AL 33 0.45 55 Y 604 10635936 480 8.09 7.64 01-Oct-06 01-Sep-36 100,000.00 99,94702.08 50 01-Sep-06 A ZZ 1 360 22 16-Aug-06 0 0 0 A5AL 33 0.45 GD Y 646 10635938 360 7.9 7.45 01-Sep-06 01-Aug-36 148,500.00 147,614.1079.31 90 01-Sep-06 A ZZ 5 360 02 13-Jul-06 0 0 0 A5AL 32 0.45 55 Y 642 10635944 360 9.31 8.86 01-Sep-06 01-Aug-36 27,000.00 26,95223.3 20 01-Sep-06 F ZZ 1 360 12 14-Jul-06 0 107944 100 A4AL 49 0.45 57 Y 621 10635948 360 11.45 11 01-Aug-06 01-Jul-36 36,800.00 36,54363.03 20 01-Sep-06 F ZZ 1 360 22 30-Jun-06 0 146300 100 A5AL 41 0.45 57 Y 654 10635950 360 10.4 9.95 01-Oct-06 01-Sep-36 229,500.00 229,312.2082.19 90 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 36 0.45 55 N 551 10635952 480 7.95 7.5 01-Oct-06 01-Sep-36 108,600.00 108,536.751.04 75 01-Sep-06 F ZZ 5 360 02 21-Aug-06 0 0 0 A5AL 45 0.45 G8 N 582 10635954 480 8.25 7.8 01-Oct-06 01-Sep-36 115,000.00 114,938.821.26 80 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 0 0 A5AL 11 0.45 GD Y 565 10635958 360 9.99 9.54 01-Aug-06 01-Jul-36 31,980.00 31,92280.42 20 01-Sep-06 F ZZ 1 360 22 29-Jun-06 0 127801 100 A4AL 39 0.45 57 N 653 10635960 360 7.45 7 01-Oct-06 01-Sep-36 360,000.00 359,458.2504.86 80 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 90000 100 A4AL 37 0.45 55 N 718 10635964 360 9.84 9.39 01-Sep-06 01-Aug-36 203,200.00 202,918.1759.25 80 01-Aug-06 A ZZ 5 360 22 05-Jul-06 0 0 0 AMAL 17 0.45 55 N 621 10635966 360 11.4 10.95 01-Oct-06 01-Sep-36 115,000.00 114,924.1130.07 20 01-Oct-06 F ZZ 1 360 22 01-Aug-06 0 459849 100 A5AL 40 0.45 57 Y 667 10635970 360 7.69 7.24 01-Oct-06 01-Sep-36 230,600.00 230,269.1642.5 80 01-Sep-06 A ZZ 1 360 12 28-Aug-06 0 57689 100 A5AL 27 0.45 55 Y 626 10635972 360 8.65 8.2 01-Oct-06 01-Sep-36 62,970.00 62,89490.9 80 01-Sep-06 A ZZ 5 360 02 07-Aug-06 0 0 0 AXAL 28 0.45 55 Y 585 10635978 360 11.75 11.3 01-Sep-06 01-Aug-36 42,200.00 42,16425.98 20 01-Sep-06 F ZZ 1 360 22 10-Jul-06 0 168748 100 A5AL 46 0.45 57 Y 652 10635980 360 10.1 9.65 01-Oct-06 01-Sep-36 62,100.00 62,04549.57 20 01-Sep-06 F ZZ 1 360 02 10-Aug-06 0 248400 100 A5AL 48 0.45 57 N 681 10635982 360 8.55 8.1 01-Sep-06 01-Aug-36 50,400.00 50,30389.32 80 01-Sep-06 A ZZ 1 360 02 25-Jul-06 0 0 0 A5AL 40 0.45 46 Y 578 10635984 360 11.55 11.1 01-Sep-06 01-Aug-36 81,075.00 80,94805.98 21 01-Sep-06 F ZZ 1 360 22 05-Jul-06 0 322287 100 A5AL 29 0.45 57 Y 641 10635986 360 8.85 8.4 01-Oct-06 01-Sep-36 362,100.00 361,690.2874.55 85 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 47 0.45 55 N 545 10635988 480 8.6 8.15 01-Oct-06 01-Sep-36 85,600.00 85,55634.05 80 01-Sep-06 A ZZ 1 360 22 22-Aug-06 0 21400 100 A5AL 17 0.45 55 N 655 10635990 360 8.6 8.15 01-Oct-06 01-Sep-36 129,000.00 128,846.1001.06 100 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A4AL 46 0.45 55 Y 780 10635992 360 8.5 8.05 01-Oct-06 01-Sep-36 272,000.00 271,669.2091.45 80 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 42 0.45 42 Y 593 10635998 360 9.75 9.3 01-Sep-06 01-Aug-36 33,000.00 32,95283.53 20 01-Sep-06 F ZZ 5 360 02 10-Jul-06 0 132000 100 A4AL 54 0.45 57 Y 640 10636000 480 7.59 7.14 01-Sep-06 01-Aug-36 396,000.00 395,614.2632.34 80 01-Aug-06 A ZZ 5 360 22 26-Jul-06 0 69300 94 AMAL 43 0.45 GD Y 641 10636006 360 8.975 8.525 01-Oct-06 01-Sep-36 119,700.00 119,568.960.99 90 01-Sep-06 F ZZ 2 360 02 18-Aug-06 0 0 0 C AL 32 0.45 42 N 624 10636008 360 7.99 7.54 01-Oct-06 01-Sep-36 375,920.00 375,412.2755.75 80 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 93980 100 A4AL 43 0.45 55 N 656 10636010 480 7.84 7.39 01-Oct-06 01-Sep-36 150,000.00 149,909.1025 66 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 38 0.45 GD Y 574 10636012 360 9.45 9 01-Oct-06 01-Sep-36 255,000.00 254,745.2134.89 85 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 0 0 AMAL 31 0.45 46 N 571 10636016 360 8.1 7.65 01-Sep-06 01-Aug-36 327,200.00 326,550.2423.73 80 01-Sep-06 A ZZ 1 360 02 11-Jul-06 0 0 0 A4AL 29 0.45 55 Y 553 10636018 360 11.5 11.05 01-Sep-06 01-Aug-36 89,000.00 88,91881.36 20 01-Aug-06 F ZZ 5 360 22 17-Jul-06 0 356000 100 A4AL 37 0.45 57 Y 642 10636024 360 11.6 11.15 01-Sep-06 01-Aug-36 59,000.00 58,94588.78 20 01-Sep-06 F ZZ 1 360 22 27-Jul-06 0 235921 100 A5AL 33 0.45 57 N 671 10636028 360 8.25 7.8 01-Sep-06 01-Aug-36 138,250.00 137,983.1038.63 80 01-Sep-06 A ZZ 1 360 02 27-Jul-06 0 34545 100 A4AL 43 0.45 46 Y 601 10636032 360 8.2 7.75 01-Oct-06 01-Sep-36 75,000.00 74,59560.82 52 01-Oct-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A5AL 39 0.45 55 Y 609 10636034 360 11.5 11.05 01-Sep-06 01-Aug-36 58,800.00 58,74582.3 20 01-Sep-06 F ZZ 1 360 22 19-Jul-06 0 235124 100 A5AL 43 0.45 57 Y 672 10636036 360 10.2 9.75 01-Sep-06 01-Aug-36 56,600.00 56,52505.1 90 01-Sep-06 A ZZ 1 360 02 14-Jul-06 0 0 0 A5AL 47 0.45 55 Y 546 10636046 360 8.1 7.65 01-Oct-06 01-Sep-36 120,000.00 119,841.888.9 75 01-Sep-06 A ZZ 1 360 12 25-Aug-06 0 0 0 AXAL 32 0.45 55 Y 605 10636048 480 6.8 6.35 01-Oct-06 01-Sep-36 110,500.00 110,410.670.69 65 01-Sep-06 F ZZ 2 360 02 16-Aug-06 0 0 0 C AL 22 0.45 G8 Y 611 10636052 360 8.45 8 01-Oct-06 01-Sep-36 115,900.00 115,757.887.07 95 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 0 0 AXAL 41 0.45 42 N 637 10636056 360 11.75 11.3 01-Sep-06 01-Aug-36 96,800.00 96,71977.11 20 01-Sep-06 F ZZ 1 360 22 20-Jul-06 0 387082 100 A5AL 42 0.45 57 N 678 10636060 360 10.25 9.8 01-Sep-06 01-Aug-36 33,600.00 33,55301.1 20 01-Sep-06 F ZZ 5 360 02 13-Jul-06 0 134400 100 A5AL 45 0.45 57 N 656 10636062 360 11.7 11.25 01-Oct-06 01-Sep-36 110,000.00 109,932.1106.14 20 01-Sep-06 F ZZ 1 360 22 03-Aug-06 0 440000 100 A5AL 51 0.45 57 Y 687 10636064 360 11.55 11.1 01-Oct-06 01-Sep-36 62,000.00 61,96616.35 20 01-Sep-06 F ZZ 5 360 22 04-Aug-06 0 248000 100 A4AL 49 0.45 57 N 720 10636068 360 8.15 7.7 01-Oct-06 01-Sep-36 168,000.00 168,000.1141 80 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 42000 100 A4AL 45 0.45 55 Y 639 10636070 360 12 11.55 01-Sep-06 01-Aug-36 40,000.00 39,96411.45 20 01-Sep-06 F ZZ 1 360 22 28-Jul-06 0 159954 100 A5AL 33 0.45 57 N 671 10636076 360 11.5 11.05 01-Sep-06 01-Aug-36 56,000.00 55,94554.57 20 01-Sep-06 F ZZ 5 360 22 10-Jul-06 0 224000 100 A5AL 49 0.45 57 Y 644 10636078 360 11.35 10.9 01-Sep-06 01-Aug-36 39,580.00 39,54387.44 20 01-Oct-06 F ZZ 5 360 22 24-Jul-06 0 158320 100 AXAL 44 0.45 57 N 710 10636080 480 8.2 7.75 01-Oct-06 01-Sep-36 189,000.00 188,897.1342.59 75 01-Sep-06 A ZZ 5 360 02 11-Aug-06 0 0 0 AXAL 49 0.45 GD Y 522 10636082 360 7.54 7.09 01-Oct-06 01-Sep-36 440,000.00 440,000.2764.67 80 01-Sep-06 A ZZ 1 360 02 03-Aug-06 0 110000 100 A5AL 47 0.45 55 Y 584 10636086 360 9.85 9.4 01-Oct-06 01-Sep-36 90,000.00 89,91779.86 100 01-Sep-06 F ZZ 5 360 02 10-Aug-06 0 0 0 A5AL 52 0.45 42 Y 621 10636090 360 6.8 6.35 01-Sep-06 01-Aug-36 124,320.00 124,000.810.48 80 01-Sep-06 A ZZ 1 360 02 12-Jul-06 0 31080 100 A4AL 37 0.45 55 N 665 10636094 360 9.99 9.54 01-Sep-06 01-Aug-36 27,600.00 27,56242.01 20 01-Sep-06 F ZZ 1 360 22 12-Jul-06 0 110351 100 A5AL 38 0.45 57 N 649 10636096 360 8.95 8.5 01-Sep-06 01-Aug-36 84,500.00 84,35676.87 85 01-Sep-06 A ZZ 5 360 02 11-Jul-06 0 0 0 AXAL 46 0.45 55 Y 577 10636102 360 10.6 10.15 01-Sep-06 01-Aug-36 68,000.00 67,91627.12 20 01-Sep-06 F ZZ 1 360 42 20-Jul-06 0 271894 100 A5AL 43 0.45 57 N 651 10636106 360 10 9.55 01-Sep-06 01-Aug-36 56,500.00 56,42495.83 20 01-Sep-06 F ZZ 5 360 02 27-Jul-06 0 229600 100 A4AL 31 0.45 57 N 678 10636110 360 7.8 7.35 01-Oct-06 01-Sep-36 129,000.00 128,819.928.64 59 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 C AL 48 0.45 42 Y 601 10636112 360 6.69 6.24 01-Sep-06 01-Aug-36 364,000.00 363,043.2346.4 80 01-Oct-06 A ZZ 1 360 22 26-Jul-06 0 45454 90 A5AL 41 0.45 55 Y 759 10636114 360 9.31 8.86 01-Sep-06 01-Aug-36 28,980.00 28,93239.68 20 01-Sep-06 F ZZ 1 360 22 31-Jul-06 0 115860 100 A4AL 48 0.45 57 Y 710 10636116 360 8.9 8.45 01-Sep-06 01-Aug-36 149,000.00 148,748.1188.19 100 01-Sep-06 F ZZ 5 360 02 18-Jul-06 0 0 0 A4AL 46 0.45 42 Y 639 10636120 480 12.05 11.6 01-Oct-06 01-Sep-36 65,000.00 64,98658.15 100 01-Sep-06 F ZZ 1 360 02 17-Aug-06 0 0 0 A5AL 39 0.45 G8 N 589 10636122 360 11.5 11.05 01-Sep-06 01-Aug-36 52,000.00 51,94514.96 20 01-Sep-06 F ZZ 5 360 22 14-Jul-06 0 208000 100 A4AL 40 0.45 57 N 671 10636124 360 9.65 9.2 01-Oct-06 01-Sep-36 105,400.00 105,299.897.82 85 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 0 0 A5AL 39 0.45 55 N 571 10636128 360 7 6.55 01-Oct-06 01-Sep-36 109,600.00 109,419.729.18 80 01-Oct-06 A ZZ 5 360 02 25-Aug-06 0 20550 95 B AL 39 0.45 55 Y 650 10636130 360 10.35 9.9 01-Sep-06 01-Aug-36 33,400.00 33,35301.79 20 01-Oct-06 F ZZ 1 360 02 01-Aug-06 0 133489 100 A5AL 48 0.45 57 N 642 10636132 360 13.35 12.9 01-Sep-06 01-Aug-36 24,660.00 24,64279.56 20 01-Sep-06 F ZZ 1 360 02 04-Aug-06 0 98619 100 A4AL 50 0.45 57 Y 599 10636136 360 11.6 11.15 01-Sep-06 01-Aug-36 28,000.00 27,97279.42 20 01-Sep-06 F ZZ 5 360 22 27-Jul-06 0 112000 100 A4AL 27 0.45 57 N 649 10636140 360 10.75 10.3 01-Oct-06 01-Sep-36 67,000.00 66,94625.44 100 01-Sep-06 F ZZ 5 360 12 07-Aug-06 0 0 0 A4AL 23 0.45 42 Y 639 10636142 360 9.8 9.35 01-Sep-06 01-Aug-36 79,500.00 79,38685.95 100 01-Sep-06 F ZZ 1 360 02 31-Jul-06 0 0 0 A5AL 34 0.45 42 Y 638 10636144 360 10.5 10.05 01-Oct-06 01-Sep-36 28,600.00 28,53261.62 20 01-Oct-06 F ZZ 2 360 02 28-Jul-06 0 113599 100 A5AL 50 0.45 57 N 667 10636146 360 9.95 9.5 01-Oct-06 01-Sep-36 140,250.00 140,124.1225.62 85 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 AXAL 31 0.45 55 N 526 10636154 360 9.99 9.54 01-Oct-06 01-Sep-36 68,000.00 67,93596.25 85 01-Oct-06 A ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 34 0.45 55 Y 548 10636156 360 12.55 12.1 01-Oct-06 01-Sep-36 31,843.00 31,82341.09 20 01-Sep-06 F ZZ 1 360 02 04-Aug-06 0 127370 100 A5AL 24 0.45 57 Y 603 10636158 360 8.975 8.525 01-Oct-06 01-Sep-36 185,000.00 184,796.1485.23 100 01-Sep-06 A ZZ 1 360 02 07-Aug-06 0 0 0 A5AL 43 0.45 55 Y 594 10636160 360 8.95 8.5 01-Oct-06 01-Sep-36 125,000.00 124,861.1001.29 100 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 43 0.45 55 Y 647 10636164 360 10.4 9.95 01-Oct-06 01-Sep-36 157,725.00 157,596.1431 100 01-Sep-06 F ZZ 1 360 22 03-Aug-06 0 0 0 A5AL 49 0.45 42 Y 652 10636166 360 9.99 9.54 01-Sep-06 01-Aug-36 28,580.00 28,54250.6 20 01-Sep-06 F ZZ 1 360 02 27-Jul-06 0 114269 100 A5AL 37 0.45 57 N 593 10636168 360 7.85 7.4 01-Oct-06 01-Sep-36 510,000.00 509,292.3689.01 83 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A5AL 48 0.45 55 Y 620 10636170 360 11.6 11.15 01-Oct-06 01-Sep-36 60,000.00 59,96598.76 20 01-Sep-06 F ZZ 1 360 22 08-Aug-06 0 240000 100 A5AL 39 0.45 57 N 669 10636178 360 11.5 11.05 01-Sep-06 01-Aug-36 130,000.00 129,861.1287.38 20 01-Sep-06 F ZZ 5 360 22 10-Jul-06 0 520000 100 A4AL 46 0.45 57 Y 659 10636182 360 7.54 7.09 01-Sep-06 01-Aug-36 232,000.00 231,999.1457.73 80 01-Sep-06 A ZZ 1 360 02 14-Jul-06 0 58000 100 A5AL 40 0.45 55 Y 631 10636184 360 11.75 11.3 01-Sep-06 01-Aug-36 76,000.00 75,93767.16 20 01-Sep-06 F ZZ 1 360 22 01-Aug-06 0 303908 100 A5AL 50 0.45 57 N 655 10636186 360 7.5 7.05 01-Sep-06 01-Aug-36 538,000.00 536,794.3761.78 84 01-Sep-06 F ZZ 5 360 02 12-Jul-06 0 0 0 A4AL 42 0.45 42 Y 699 10636188 360 11.25 10.8 01-Oct-06 01-Sep-36 51,000.00 50,96495.35 20 01-Sep-06 F ZZ 1 360 22 07-Aug-06 0 204000 100 A5AL 43 0.45 57 Y 744 10636192 360 6.95 6.5 01-Oct-06 01-Sep-36 84,000.00 83,86556.04 70 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 AXAL 48 0.45 55 Y 673 10636196 360 9.99 9.54 01-Sep-06 01-Aug-36 117,000.00 116,843.1025.9 90 01-Sep-06 A ZZ 5 360 02 26-Jul-06 0 0 0 B AL 33 0.45 55 Y 583 10636198 360 11.5 11.05 01-Sep-06 01-Aug-36 38,000.00 37,96376.32 20 01-Sep-06 F ZZ 5 360 22 25-Jul-06 0 152000 100 A4AL 47 0.45 57 Y 640 10636200 360 10.2 9.75 01-Sep-06 01-Aug-36 54,300.00 54,22484.57 20 01-Sep-06 F ZZ 1 360 02 01-Aug-06 0 217106 100 A4AL 29 0.45 57 N 680 10636204 360 8.99 8.54 01-Oct-06 01-Sep-36 63,325.00 63,25509.08 85 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 9997 99 A5AL 41 0.45 55 N 575 10636206 360 11.5 11.05 01-Sep-06 01-Aug-36 64,400.00 64,33637.75 20 01-Sep-06 F ZZ 5 360 22 20-Jul-06 0 257600 100 AXAL 45 0.45 57 N 668 10636208 480 8.5 8.05 01-Oct-06 01-Sep-36 138,400.00 138,331.1014.61 80 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 34600 100 A5AL 30 0.45 GD N 636 10636212 360 9.3 8.85 01-Oct-06 01-Sep-36 132,000.00 131,864.1090.72 100 01-Sep-06 A ZZ 1 360 02 02-Aug-06 0 0 0 A5AL 53 0.45 55 Y 629 10636216 360 8.85 8.4 01-Sep-06 01-Aug-36 170,000.00 169,710.1349.56 100 01-Sep-06 F ZZ 1 360 22 31-Jul-06 0 0 0 A4AL 53 0.45 42 N 685 10636218 360 11.7 11.25 01-Sep-06 01-Aug-36 76,320.00 76,24767.46 20 01-Sep-06 F ZZ 1 360 22 24-Jul-06 0 305186 100 A5AL 48 0.45 57 Y 640 10636222 480 9.1 8.65 01-Oct-06 01-Sep-36 467,000.00 466,805.3638.25 89 01-Sep-06 A ZZ 5 360 12 22-Aug-06 0 0 0 AXAL 46 0.45 GD N 640 10636224 360 9.99 9.54 01-Sep-06 01-Aug-36 43,580.00 43,52382.13 20 01-Sep-06 F ZZ 1 360 22 13-Jul-06 0 174242 100 A5AL 38 0.45 57 N 646 10636234 360 7.99 7.54 01-Oct-06 01-Sep-36 193,000.00 192,739.1414.83 71 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 54 0.45 42 Y 592 10636236 360 11.99 11.54 01-Oct-06 01-Sep-36 184,800.00 184,693.1899.46 70 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 C AL 37 0.45 42 N 530 10636238 360 8.5 8.05 01-Oct-06 01-Sep-36 115,200.00 115,059.885.79 60 01-Sep-06 A ZZ 5 360 22 17-Aug-06 0 0 0 A4AL 22 0.45 55 Y 593 10636240 360 11.99 11.54 01-Sep-06 01-Aug-36 39,000.00 38,96400.86 15 01-Sep-06 F ZZ 5 360 02 19-Jul-06 0 208000 95 A4AL 30 0.45 57 N 613 10636242 360 7.85 7.4 01-Oct-06 01-Sep-36 117,600.00 117,436.850.65 80 01-Sep-06 A ZZ 1 360 02 28-Aug-06 0 29400 100 A5AL 45 0.45 55 Y 622 10636244 360 7.25 6.8 01-Oct-06 01-Sep-36 276,000.00 275,568.1882.81 80 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 47 0.45 42 N 660 10636246 360 10.55 10.1 01-Sep-06 01-Aug-36 102,000.00 101,878.936.85 20 01-Sep-06 F ZZ 5 360 02 20-Jul-06 0 408000 100 AMAL 49 0.45 57 N 640 10636248 360 8.4 7.95 01-Oct-06 01-Sep-36 130,000.00 129,838.990.39 100 01-Sep-06 F ZZ 5 360 02 07-Aug-06 0 0 0 A4AL 49 0.45 42 Y 674 10636252 360 9.99 9.54 01-Oct-06 01-Sep-36 29,380.00 29,35257.62 20 01-Sep-06 F ZZ 1 360 12 04-Aug-06 0 117520 100 AXAL 38 0.45 57 N 663 10636254 360 11.3 10.85 01-Oct-06 01-Sep-36 73,150.00 73,10713.26 95 01-Sep-06 F ZZ 5 360 02 17-Aug-06 0 0 0 AXAL 41 0.45 42 Y 569 10636256 360 10.5 10.05 01-Oct-06 01-Sep-36 58,500.00 58,45535.13 90 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 0 0 A5AL 39 0.45 55 Y 610 10636258 360 7.35 6.9 01-Sep-06 01-Aug-36 168,000.00 167,612.1157.48 80 01-Sep-06 A ZZ 5 360 02 20-Jul-06 0 0 0 A4AL 48 0.45 55 Y 594 10636260 360 11.65 11.2 01-Sep-06 01-Aug-36 109,800.00 109,697.1099.93 20 01-Sep-06 F ZZ 1 360 22 18-Jul-06 0 439064 100 A5AL 47 0.45 57 Y 650 10636262 360 9.95 9.5 01-Oct-06 01-Sep-36 140,600.00 140,473.1228.68 95 01-Sep-06 A ZZ 1 360 02 28-Aug-06 0 0 0 A4AL 44 0.45 55 N 560 10636264 360 10 9.55 01-Oct-06 01-Sep-36 58,650.00 58,59514.7 15 01-Sep-06 F ZZ 1 360 02 04-Aug-06 0 312800 95 A5AL 38 0.45 57 N 671 10636266 360 8.35 7.9 01-Oct-06 01-Sep-36 114,400.00 114,256.867.51 80 01-Sep-06 F ZZ 5 360 22 17-Aug-06 0 0 0 A4AL 40 0.45 42 N 655 10636268 360 8 7.55 01-Oct-06 01-Sep-36 155,040.00 154,831.1137.63 85 01-Sep-06 F ZZ 5 360 12 23-Aug-06 0 0 0 A5AL 47 0.45 42 Y 567 10636270 360 8.65 8.2 01-Oct-06 01-Sep-36 432,000.00 432,000.3114 80 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 108000 100 A4AL 54 0.45 55 N 652 10636274 360 8.6 8.15 01-Sep-06 01-Aug-36 230,000.00 229,999.1648.33 100 01-Sep-06 A ZZ 5 360 02 31-Jul-06 0 0 0 A4AL 50 0.45 55 Y 628 10636276 360 11.85 11.4 01-Sep-06 01-Aug-36 125,000.00 124,887.1271.36 20 01-Aug-06 F ZZ 1 360 22 31-Jul-06 0 500000 100 A5AL 50 0.45 57 Y 641 10636278 480 8.2 7.75 01-Sep-06 01-Aug-36 248,000.00 247,797.1761.71 80 01-Sep-06 A ZZ 5 360 02 12-Jul-06 0 0 0 C AL 54 0.45 GD Y 576 10636282 480 8.3 7.85 01-Oct-06 01-Sep-36 152,000.00 151,919.1091.24 80 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 38000 100 A4AL 46 0.45 GD Y 668 10636286 480 9.75 9.3 01-Oct-06 01-Sep-36 162,000.00 161,944.1343.89 90 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 9000 95 A5AL 31 0.45 GD N 608 10636290 240 11.77 11.32 01-Sep-06 01-Aug-26 44,200.00 44,05479.62 20 01-Sep-06 F ZZ 1 240 02 04-Aug-06 0 176614 100 A4AL 46 0.45 57 N 629 10636294 360 9.15 8.7 01-Sep-06 01-Aug-36 145,525.00 145,290.1186.67 100 01-Sep-06 F ZZ 1 360 02 01-Aug-06 0 0 0 A5AL 48 0.45 42 Y 658 10636296 360 8.75 8.3 01-Oct-06 01-Sep-36 76,160.00 76,07599.16 80 01-Aug-06 A ZZ 1 360 02 25-Aug-06 0 19040 100 A5AL 53 0.45 55 Y 643 10636298 360 9.31 8.86 01-Sep-06 01-Aug-36 34,560.00 34,50285.83 20 01-Sep-06 F ZZ 1 360 02 13-Jul-06 0 138169 100 A5AL 13 0.45 57 Y 612 10636300 360 8.99 8.54 01-Oct-06 01-Sep-36 233,750.00 233,493.1879.13 85 01-Sep-06 F ZZ 5 360 22 25-Aug-06 0 0 0 A5AL 32 0.45 42 N 660 10636304 360 10.1 9.65 01-Sep-06 01-Aug-36 52,500.00 52,43464.61 15 01-Sep-06 F ZZ 5 360 02 26-Jul-06 0 280000 95 A4AL 45 0.45 57 N 671 10636306 360 8.4 7.95 01-Oct-06 01-Sep-36 204,000.00 203,746.1554.15 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 51000 100 A5AL 47 0.45 55 N 600 10636308 360 11.4 10.95 01-Oct-06 01-Sep-36 68,000.00 67,95668.22 20 01-Sep-06 F ZZ 1 360 22 08-Aug-06 0 272000 100 A5AL 41 0.45 57 Y 670 10636310 360 6.9 6.45 01-Oct-06 01-Sep-36 96,000.00 95,83632.26 80 01-Sep-06 F ZZ 2 360 02 18-Aug-06 0 24000 100 A5AL 49 0.45 42 Y 661 10636312 360 9.425 8.975 01-Sep-06 01-Aug-36 50,350.00 50,27420.62 100 01-Sep-06 F ZZ 1 360 02 28-Jul-06 0 0 0 A5AL 45 0.45 42 Y 634 10636314 360 12.65 12.2 01-Oct-06 01-Sep-36 15,000.00 14,99161.84 20 01-Oct-06 F ZZ 1 360 02 08-Aug-06 0 59985 100 A5AL 41 0.45 57 Y 618 10636318 360 8.45 8 01-Oct-06 01-Sep-36 89,700.00 89,58686.54 65 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A5AL 42 0.45 42 Y 583 10636320 360 11.35 10.9 01-Sep-06 01-Aug-36 36,200.00 36,16354.35 20 01-Sep-06 F ZZ 1 360 22 13-Jul-06 0 144752 100 A5AL 44 0.45 57 N 706 10636322 360 10.2 9.75 01-Oct-06 01-Sep-36 53,000.00 52,95472.97 100 01-Sep-06 F ZZ 5 360 02 31-Jul-06 0 0 0 A5AL 39 0.45 42 Y 641 10636326 360 11.2 10.75 01-Oct-06 01-Sep-36 46,000.00 45,96445.04 20 01-Sep-06 F ZZ 1 360 22 10-Aug-06 0 184000 100 A4AL 50 0.45 57 Y 727 10636328 360 11.75 11.3 01-Sep-06 01-Aug-36 66,400.00 66,33670.25 20 01-Sep-06 F ZZ 1 360 22 24-Jul-06 0 265519 100 A5AL 49 0.45 57 Y 640 10636330 360 11.65 11.2 01-Sep-06 01-Aug-36 163,000.00 162,847.1632.86 70 01-Sep-06 F ZZ 5 360 02 26-Jul-06 0 0 0 C AL 44 0.45 42 Y 553 10636334 360 12.75 12.3 01-Oct-06 01-Sep-36 18,200.00 18,00197.78 21 01-Sep-06 F ZZ 1 360 02 08-Aug-06 0 71900 100 A5AL 41 0.45 57 Y 611 10636336 480 8.8 8.35 01-Oct-06 01-Sep-36 201,025.00 200,933.1519.75 85 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 AXAL 30 0.45 G8 Y 590 10636338 360 6.99 6.54 01-Sep-06 01-Aug-36 380,000.00 379,058.2525.6 80 01-Sep-06 F ZZ 5 360 02 25-Jul-06 0 71250 95 A4AL 38 0.45 42 Y 688 10636340 360 8.65 8.2 01-Oct-06 01-Sep-36 131,000.00 130,845.1021.24 100 01-Sep-06 F ZZ 1 360 02 15-Aug-06 0 0 0 A5AL 32 0.45 42 Y 658 10636342 360 8.5 8.05 01-Oct-06 01-Sep-36 255,000.00 254,689.1960.73 85 01-Sep-06 A ZZ 1 360 02 29-Aug-06 0 0 0 A4AL 33 0.45 55 N 633 10636344 360 7.7 7.25 01-Oct-06 01-Sep-36 162,400.00 162,400.1042.07 80 01-Sep-06 F ZZ 5 360 02 23-Aug-06 0 30450 95 AMAL 48 0.45 42 Y 659 10636346 360 11.6 11.15 01-Sep-06 01-Aug-36 70,400.00 70,33702.55 20 01-Sep-06 F ZZ 1 360 22 04-Aug-06 0 281511 100 A5AL 46 0.45 57 N 707 10636350 360 7.675 7.225 01-Oct-06 01-Sep-36 113,600.00 113,436.807.97 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 28400 100 A5AL 38 0.45 46 Y 589 10636352 360 11.65 11.2 01-Sep-06 01-Aug-36 53,000.00 52,95530.93 20 01-Sep-06 F ZZ 1 360 22 27-Jul-06 0 211934 100 A5AL 49 0.45 57 N 675 10636356 360 9.99 9.54 01-Sep-06 01-Aug-36 38,000.00 37,92333.2 20 01-Oct-06 F ZZ 5 360 02 26-Jul-06 0 152000 100 A4AL 49 0.45 57 N 640 10636362 360 8.35 7.9 01-Oct-06 01-Sep-36 145,520.00 145,337.1103.5 80 01-Sep-06 A ZZ 1 360 02 23-Aug-06 0 36380 100 A4AL 48 0.45 55 N 625 10636364 360 7.9 7.45 01-Oct-06 01-Sep-36 106,560.00 106,413.774.49 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 26640 100 A5AL 37 0.45 55 N 612 10636366 360 12.65 12.2 01-Oct-06 01-Sep-36 26,640.00 26,62287.43 20 01-Sep-06 F ZZ 1 360 02 30-Aug-06 0 106560 100 A5AL 41 0.45 57 N 612 10636370 360 7.99 7.54 01-Oct-06 01-Sep-36 132,400.00 132,221.970.59 80 01-Sep-06 F ZZ 1 360 02 14-Aug-06 0 33100 100 C AL 49 0.45 42 Y 626 10636372 360 12.65 12.2 01-Sep-06 01-Aug-36 27,600.00 27,57297.78 20 01-Sep-06 F ZZ 5 360 02 26-Jul-06 0 110400 100 AXAL 53 0.45 57 N 607 10636376 360 8.7 8.25 01-Oct-06 01-Sep-36 112,000.00 111,869.877.11 80 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 28000 100 A4AL 45 0.45 55 N 647 10636378 360 7.75 7.3 01-Oct-06 01-Sep-36 127,500.00 127,319.913.43 82 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 AXAL 16 0.45 42 Y 651 10636380 480 7.75 7.3 01-Oct-06 01-Sep-36 257,550.00 257,390.1742.64 85 01-Sep-06 A ZZ 5 360 02 28-Aug-06 0 0 0 A4AL 50 0.45 GD Y 674 10636382 480 8.4 7.95 01-Oct-06 01-Sep-36 125,000.00 124,936.906.88 56 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 B AL 39 0.45 GD Y 569 10636384 360 12.55 12.1 01-Oct-06 01-Sep-36 28,600.00 28,58306.35 20 01-Sep-06 F ZZ 1 360 02 10-Aug-06 0 114400 100 A5AL 44 0.45 57 N 614 10636388 360 11.6 11.15 01-Oct-06 01-Sep-36 109,800.00 109,731.1095.73 20 01-Sep-06 F ZZ 1 360 22 10-Aug-06 0 439200 100 A5AL 51 0.45 57 N 663 10636392 360 7.9 7.45 01-Sep-06 01-Aug-36 192,000.00 191,602.1395.47 80 01-Sep-06 A ZZ 1 360 22 21-Jul-06 0 48000 100 A5AL 31 0.45 55 N 673 10636396 360 10.05 9.6 01-Oct-06 01-Sep-36 139,200.00 139,077.1226.73 80 01-Sep-06 F ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 46 0.45 42 N 526 10636404 360 8 7.55 01-Oct-06 01-Sep-36 97,720.00 97,58717.04 80 01-Sep-06 A ZZ 1 360 02 21-Aug-06 0 24431 100 A5AL 48 0.45 55 Y 613 10636408 360 10.55 10.1 01-Oct-06 01-Sep-36 59,000.00 58,95541.91 100 01-Sep-06 F ZZ 5 360 02 10-Aug-06 0 0 0 A5AL 34 0.45 42 Y 624 10636410 360 7.4 6.95 01-Oct-06 01-Sep-36 119,000.00 118,819.823.94 80 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 AMAL 39 0.45 55 Y 604 10636412 360 9.75 9.3 01-Oct-06 01-Sep-36 117,000.00 116,890.1005.22 90 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 C AL 44 0.45 46 Y 567 10636414 480 8.3 7.85 01-Oct-06 01-Sep-36 92,400.00 92,35663.36 70 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 48 0.45 GD N 569 10636416 360 11.7 11.25 01-Sep-06 01-Aug-36 36,000.00 35,96362.01 18 01-Sep-06 F ZZ 5 360 22 27-Jul-06 0 161600 98 AXAL 38 0.45 57 N 654 10636420 360 11.6 11.15 01-Oct-06 01-Sep-36 70,800.00 70,75706.54 20 01-Sep-06 F ZZ 1 360 22 08-Aug-06 0 283200 100 A5AL 39 0.45 57 N 687 10636422 360 8.15 7.7 01-Oct-06 01-Sep-36 176,000.00 176,000.1195.33 80 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 44000 100 A4AL 44 0.45 55 N 661 10636424 480 7.1 6.65 01-Oct-06 01-Sep-36 189,600.00 189,459.1192.04 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 47400 100 A5AL 49 0.45 GD Y 700 10636428 360 12.35 11.9 01-Oct-06 01-Sep-36 33,200.00 33,18350.47 20 01-Sep-06 F ZZ 1 360 22 02-Aug-06 0 132800 100 A5AL 47 0.45 57 N 654 10636432 360 11.15 10.7 01-Sep-06 01-Aug-36 51,205.00 51,15493.45 93 01-Oct-06 A ZZ 1 360 02 28-Jul-06 0 0 0 A5AL 43 0.45 55 N 591 10636434 360 9.4 8.95 01-Oct-06 01-Sep-36 149,000.00 148,849.1242.02 100 01-Sep-06 F ZZ 1 360 22 29-Aug-06 0 0 0 A5AL 38 0.45 42 Y 700 10636436 360 8.65 8.2 01-Oct-06 01-Sep-36 220,000.00 219,740.1715.06 100 01-Sep-06 A ZZ 1 360 02 16-Aug-06 0 0 0 A5AL 4 0.45 55 Y 655 10636438 360 11.5 11.05 01-Sep-06 01-Aug-36 35,980.00 35,94356.31 20 01-Sep-06 F ZZ 1 360 22 17-Jul-06 0 143874 100 A5AL 34 0.45 57 Y 642 10636440 360 9.29 8.84 01-Oct-06 01-Sep-36 148,500.00 148,346.1225.98 90 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 0 0 A5AL 49 0.45 55 Y 566 10636442 480 7.5 7.05 01-Sep-06 01-Aug-36 180,000.00 179,820.1184.53 80 01-Sep-06 A ZZ 1 360 22 28-Jul-06 0 45000 100 A4AL 51 0.45 G9 Y 661 10636444 360 11.35 10.9 01-Sep-06 01-Aug-36 45,000.00 44,95440.49 20 01-Sep-06 F ZZ 1 360 22 28-Jul-06 0 179940 100 A4AL 46 0.45 57 N 661 10636446 360 11.45 11 01-Oct-06 01-Sep-36 86,800.00 86,74856.27 20 01-Sep-06 F ZZ 1 360 22 10-Aug-06 0 347200 100 A5AL 48 0.45 57 Y 682 10636448 360 9.25 8.8 01-Oct-06 01-Sep-36 135,000.00 134,859.1110.62 100 01-Sep-06 A ZZ 1 360 02 15-Aug-06 0 0 0 A5AL 28 0.45 55 Y 604 10636450 360 8.35 7.9 01-Sep-06 01-Aug-36 144,000.00 144,000.1002 90 01-Sep-06 A ZZ 5 360 02 24-Jul-06 0 0 0 A4AL 47 0.45 55 N 618 10636454 360 11.5 11.05 01-Sep-06 01-Aug-36 52,613.00 52,56521.03 20 01-Sep-06 F ZZ 1 360 22 24-Jul-06 0 210380 100 A5AL 30 0.45 57 Y 646 10636458 360 10.35 9.9 01-Oct-06 01-Sep-36 61,700.00 61,64557.49 100 01-Sep-06 F ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 36 0.45 42 Y 651 10636462 360 11.5 11.05 01-Sep-06 01-Aug-36 85,800.00 85,66849.68 20 01-Oct-06 F ZZ 1 360 22 19-Jul-06 0 342776 100 A5AL 21 0.45 57 Y 650 10636466 360 10.35 9.9 01-Oct-06 01-Sep-36 119,000.00 118,901.1075.22 20 01-Sep-06 F ZZ 1 360 02 04-Aug-06 0 476000 100 A5AL 41 0.45 57 N 664 10636468 360 8.55 8.1 01-Oct-06 01-Sep-36 83,300.00 83,19643.46 85 01-Sep-06 F ZZ 2 360 02 18-Aug-06 0 0 0 AXAL 42 0.45 42 Y 572 10636470 360 11.15 10.7 01-Oct-06 01-Sep-36 55,500.00 55,46534.84 100 01-Sep-06 F ZZ 1 360 22 25-Aug-06 0 0 0 A5AL 48 0.45 42 Y 661 10636472 360 9.85 9.4 01-Sep-06 01-Aug-36 160,200.00 159,978.1388.15 90 01-Sep-06 A ZZ 5 360 22 25-Jul-06 0 0 0 A4AL 35 0.45 55 Y 584 10636476 360 8.75 8.3 01-Oct-06 01-Sep-36 72,000.00 71,91566.43 80 01-Sep-06 A ZZ 1 360 02 18-Aug-06 0 18000 100 A5AL 21 0.45 55 N 617 10636478 360 11.45 11 01-Sep-06 01-Aug-36 55,000.00 54,94542.57 20 01-Aug-06 F ZZ 1 360 22 01-Aug-06 0 220000 100 A5AL 40 0.45 57 Y 705 10636480 360 9.31 8.86 01-Sep-06 01-Aug-36 37,000.00 36,943063 20 01-Aug-06 F ZZ 5 360 02 19-Jul-06 0 148000 100 AMAL 49 0.45 57 Y 609 10636482 360 8 7.55 01-Oct-06 01-Sep-36 138,400.00 138,213.1015.54 80 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 34600 100 A5AL 41 0.45 55 N 642 10636486 360 8.25 7.8 01-Sep-06 01-Aug-36 121,200.00 120,966.910.54 50 01-Sep-06 F ZZ 5 360 02 26-Jul-06 0 0 0 AMAL 24 0.45 42 N 552 10636488 360 9.85 9.4 01-Oct-06 01-Sep-36 249,000.00 248,771.2157.61 100 01-Sep-06 F ZZ 1 360 02 11-Aug-06 0 0 0 A5AL 37 0.45 42 Y 665 10636490 360 9.99 9.54 01-Sep-06 01-Aug-36 52,000.00 51,93455.96 20 01-Aug-06 F ZZ 1 360 02 17-Jul-06 0 208000 100 AXAL 40 0.45 57 N 605 10636492 480 8.45 8 01-Oct-06 01-Sep-36 205,600.00 205,496.1499.43 80 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 51400 100 A4AL 41 0.45 GD Y 608 10636494 360 6.85 6.4 01-Oct-06 01-Sep-36 339,200.00 339,200.1936.27 80 01-Sep-06 A ZZ 1 360 22 18-Aug-06 0 84800 100 A4AL 45 0.45 55 N 681 10636496 360 7.99 7.54 01-Oct-06 01-Sep-36 220,000.00 219,703.1612.75 58 01-Sep-06 F ZZ 1 360 22 31-Aug-06 0 0 0 A5AL 48 0.45 42 N 752 10636498 360 7.7 7.25 01-Oct-06 01-Sep-36 135,920.00 135,725.969.06 80 01-Sep-06 A ZZ 1 360 02 23-Aug-06 0 33980 100 A5AL 49 0.45 55 Y 616 10636502 360 9.1 8.65 01-Oct-06 01-Sep-36 139,000.00 138,850.1128.45 88 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 0 0 A5AL 29 0.45 55 Y 604 10636504 360 7.45 7 01-Oct-06 01-Sep-36 270,400.00 269,993.1881.43 80 01-Sep-06 A ZZ 1 360 02 23-Aug-06 0 67600 100 A5AL 48 0.45 55 N 665 10636506 360 11.45 11 01-Oct-06 01-Sep-36 26,000.00 25,98256.49 20 01-Sep-06 F ZZ 5 360 22 28-Jul-06 0 104000 100 A4AL 41 0.45 57 N 647 10636510 360 11.45 11 01-Sep-06 01-Aug-36 24,000.00 23,97236.76 20 01-Sep-06 F ZZ 5 360 22 25-Jul-06 0 96000 100 A5AL 49 0.45 57 N 685 10636512 360 9.4 8.95 01-Oct-06 01-Sep-36 227,850.00 227,620.1899.29 93 01-Sep-06 A ZZ 2 360 22 15-Aug-06 0 0 0 A5AL 41 0.45 55 Y 602 10636516 480 8.95 8.5 01-Oct-06 01-Sep-36 135,000.00 134,941.1036.15 80 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 C AL 38 0.45 GD Y 621 10636518 360 10.45 10 01-Sep-06 01-Aug-36 33,000.00 32,95300.64 20 01-Sep-06 F ZZ 1 360 02 31-Jul-06 0 131946 100 A5AL 48 0.45 57 N 654 10636520 360 7.99 7.54 01-Oct-06 01-Sep-36 117,500.00 117,341.861.36 63 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 0 0 AMAL 47 0.45 42 Y 566 10636522 360 11.35 10.9 01-Oct-06 01-Sep-36 76,800.00 76,74751.77 20 01-Oct-06 F ZZ 1 360 22 09-Aug-06 0 307098 100 A4AL 48 0.45 57 Y 697 10636528 360 9.99 9.54 01-Sep-06 01-Aug-36 24,580.00 24,54215.53 20 01-Sep-06 F ZZ 1 360 02 31-Jul-06 0 98276 100 A5AL 37 0.45 57 N 612 10636530 360 7.85 7.4 01-Sep-06 01-Aug-36 386,305.00 385,498.2794.28 80 01-Sep-06 A ZZ 1 360 42 26-Jul-06 0 96576 100 A4AL 40 0.45 46 Y 602 10636534 360 7.9 7.45 01-Oct-06 01-Sep-36 165,000.00 165,000.1086.25 75 01-Sep-06 A ZZ 5 360 02 14-Aug-06 0 0 0 C AL 48 0.45 55 Y 619 10636536 360 10.25 9.8 01-Sep-06 01-Aug-36 61,400.00 61,32550.21 20 01-Aug-06 F ZZ 5 360 02 26-Jul-06 0 245600 100 A4AL 32 0.45 57 N 641 10636538 360 7.55 7.1 01-Sep-06 01-Aug-36 91,200.00 90,99640.81 80 01-Sep-06 F ZZ 5 360 12 25-Jul-06 0 0 0 A4AL 53 0.45 42 Y 604 10636542 480 9.85 9.4 01-Oct-06 01-Sep-36 235,000.00 234,921.1967.85 84 01-Sep-06 F ZZ 5 360 22 24-Aug-06 0 0 0 A4AL 30 0.45 G8 N 584 10636544 360 8 7.55 01-Oct-06 01-Sep-36 105,000.00 104,821.770.46 67 01-Oct-06 A ZZ 5 360 02 15-Aug-06 0 0 0 A5AL 39 0.45 55 Y 549 10636546 360 9.15 8.7 01-Oct-06 01-Sep-36 135,000.00 134,856.1100.85 90 01-Sep-06 A ZZ 5 360 22 17-Aug-06 0 0 0 A4AL 39 0.45 55 N 621 10636548 360 6.8 6.35 01-Oct-06 01-Sep-36 240,000.00 239,589.1564.63 56 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 50 0.45 55 N 596 10636552 360 9.99 9.54 01-Oct-06 01-Sep-36 59,990.00 59,93526.02 20 01-Oct-06 F ZZ 1 360 02 03-Aug-06 0 239837 100 A5AL 48 0.45 57 N 687 10636556 480 8.15 7.7 01-Oct-06 01-Sep-36 194,000.00 193,893.1370.79 80 01-Sep-06 A ZZ 1 360 22 23-Aug-06 0 48500 100 A5AL 29 0.45 GD N 656 10636558 360 12.55 12.1 01-Sep-06 01-Aug-36 48,000.00 47,96514.15 20 01-Sep-06 F ZZ 1 360 02 18-Jul-06 0 191951 100 A5AL 48 0.45 57 Y 606 10636560 360 10.05 9.6 01-Oct-06 01-Sep-36 60,000.00 59,94528.77 100 01-Sep-06 F ZZ 1 360 02 08-Aug-06 0 0 0 A5AL 37 0.45 42 Y 679 10636564 360 9.3 8.85 01-Oct-06 01-Sep-36 146,400.00 146,249.1209.71 80 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 AMAL 32 0.45 42 Y 554 10636566 360 11.25 10.8 01-Oct-06 01-Sep-36 155,000.00 154,894.1505.46 20 01-Sep-06 F ZZ 1 360 22 03-Aug-06 0 620000 100 A5AL 47 0.45 57 Y 662 10636568 360 7.7 7.25 01-Oct-06 01-Sep-36 199,500.00 199,214.1422.36 60 01-Sep-06 F ZZ 5 360 02 21-Aug-06 0 0 0 A5AL 31 0.45 42 Y 646 10636570 360 11.7 11.25 01-Oct-06 01-Sep-36 69,980.00 69,93703.71 20 01-Oct-06 F ZZ 1 360 22 08-Aug-06 0 279834 100 A5AL 49 0.45 57 N 659 10636572 360 9.9 9.45 01-Oct-06 01-Sep-36 134,000.00 133,878.1166.06 100 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 0 0 A5AL 48 0.45 55 Y 584 10636574 360 8.2 7.75 01-Oct-06 01-Sep-36 145,000.00 144,812.1084.25 77 01-Sep-06 F ZZ 5 360 22 16-Aug-06 0 0 0 A4AL 49 0.45 42 Y 670 10636576 360 8.35 7.9 01-Oct-06 01-Sep-36 93,200.00 93,08706.75 80 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 23300 100 A5AL 43 0.45 55 N 635 10636578 360 8.95 8.5 01-Oct-06 01-Sep-36 111,000.00 110,876.889.15 74 01-Sep-06 F ZZ 5 360 02 21-Aug-06 0 0 0 AXAL 24 0.45 42 Y 570 10636580 360 10.3 9.85 01-Oct-06 01-Sep-36 68,000.00 67,94611.88 20 01-Sep-06 F ZZ 1 360 02 04-Aug-06 0 272000 100 A5AL 47 0.45 57 N 695 10636582 360 10.3 9.85 01-Sep-06 01-Aug-36 93,000.00 92,88836.84 100 01-Aug-06 F ZZ 1 360 02 26-Jul-06 0 0 0 A4AL 44 0.45 42 Y 601 10636584 360 7.54 7.09 01-Sep-06 01-Aug-36 204,000.00 204,000.1281.8 80 01-Sep-06 A ZZ 1 360 02 19-Jul-06 0 51000 100 A5AL 40 0.45 55 Y 638 10636586 360 8.9 8.45 01-Oct-06 01-Sep-36 122,280.00 122,143.975.11 100 01-Sep-06 A T 1 360 02 28-Aug-06 0 0 0 C AL 50 0.45 55 Y 630 10636588 360 6.5 6.05 01-Oct-06 01-Sep-36 399,500.00 398,775.2525.12 85 01-Oct-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 38 0.45 55 N 662 10636590 480 9.15 8.7 01-Oct-06 01-Sep-36 64,800.00 64,77507.34 90 01-Sep-06 A ZZ 5 360 42 21-Aug-06 0 0 0 A4AL 38 0.45 G9 Y 646 10636592 360 10.1 9.65 01-Oct-06 01-Sep-36 168,000.00 167,853.1486.75 79 01-Sep-06 A ZZ 2 360 02 25-Aug-06 0 0 0 AXAL 49 0.45 55 N 519 10636594 360 10.65 10.2 01-Sep-06 01-Aug-36 168,500.00 168,303.1560.27 100 01-Sep-06 F ZZ 1 360 02 31-Jul-06 0 0 0 A5AL 44 0.45 42 Y 591 10636596 360 7.54 7.09 01-Sep-06 01-Aug-36 327,250.00 327,188.2055.83 85 01-Sep-06 A ZZ 5 360 02 26-Jul-06 0 0 0 A4AL 49 0.45 55 Y 617 10636598 360 8.99 8.54 01-Oct-06 01-Sep-36 115,200.00 115,073.926.1 90 01-Sep-06 A ZZ 2 360 02 17-Aug-06 0 0 0 A4AL 45 0.45 55 N 585 10636600 480 7.125 6.675 01-Sep-06 01-Aug-36 220,000.00 219,755.1387.17 57 01-Aug-06 A ZZ 5 360 12 26-Jul-06 0 0 0 A4AL 41 0.45 GD Y 611 10636602 360 11 10.55 01-Sep-06 01-Aug-36 59,990.00 59,92571.3 20 01-Sep-06 F ZZ 1 360 02 31-Jul-06 0 239874 100 A4AL 34 0.45 57 N 664 10636604 480 8.15 7.7 01-Oct-06 01-Sep-36 157,320.00 157,233.1111.62 69 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 A5AL 45 0.45 GD Y 525 10636606 480 7.375 6.925 01-Oct-06 01-Sep-36 118,300.00 118,218.767.6 79 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 35 0.45 G8 Y 607 10636610 360 11.6 11.15 01-Oct-06 01-Sep-36 32,000.00 31,97319.34 20 01-Sep-06 F ZZ 1 360 02 04-Aug-06 0 128000 100 A5AL 36 0.45 57 N 627 10636614 360 11.5 11.05 01-Sep-06 01-Aug-36 67,000.00 66,90663.5 20 01-Sep-06 F ZZ 1 360 22 31-Jul-06 0 267781 100 A4AL 44 0.45 57 N 667 10636616 360 11.85 11.4 01-Oct-06 01-Sep-36 76,000.00 75,95772.99 19 01-Sep-06 F ZZ 1 360 02 03-Aug-06 0 320000 98 A5AL 28 0.45 57 Y 624 10636620 360 7.35 6.9 01-Oct-06 01-Sep-36 149,600.00 149,370.1030.71 80 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 37400 100 A5AL 8 0.45 55 Y 641 10636624 360 11.7 11.25 01-Sep-06 01-Aug-36 34,600.00 33,90347.94 20 01-Sep-06 F ZZ 2 360 02 27-Jul-06 0 138400 100 AXAL 49 0.45 57 N 638 10636626 360 12.8 12.35 01-Oct-06 01-Sep-36 35,980.00 35,96392.4 20 01-Sep-06 F ZZ 1 360 02 03-Aug-06 0 143920 100 A5AL 54 0.45 57 N 619 10636628 360 12.35 11.9 01-Sep-06 01-Aug-36 82,000.00 81,93865.62 20 01-Aug-06 F ZZ 1 360 22 31-Jul-06 0 328000 100 A5AL 44 0.45 57 N 757 10636632 360 9.99 9.54 01-Sep-06 01-Aug-36 33,600.00 33,55294.62 20 01-Sep-06 F ZZ 1 360 02 24-Jul-06 0 134340 100 A5AL 32 0.45 57 N 628 10636636 480 7.65 7.2 01-Oct-06 01-Sep-36 295,990.00 295,801.1980.72 80 01-Sep-06 A ZZ 1 360 22 08-Aug-06 0 73998 100 A5AL 44 0.45 GD Y 643 10636638 360 8.5 8.05 01-Oct-06 01-Sep-36 190,000.00 189,768.1460.94 95 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 28 0.45 42 Y 607 10636640 360 7.39 6.94 01-Oct-06 01-Sep-36 196,000.00 196,000.1207.03 80 01-Sep-06 A ZZ 1 360 02 14-Aug-06 0 49000 100 A5AL 31 0.45 55 Y 650 10636642 480 8.25 7.8 01-Oct-06 01-Sep-36 164,000.00 163,912.1171.19 80 01-Sep-06 A ZZ 5 360 22 15-Aug-06 0 41000 100 A4AL 33 0.45 GD Y 661 10636644 360 8.3 7.85 01-Oct-06 01-Sep-36 175,500.00 175,277.1324.65 90 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 48 0.45 55 Y 600 10636648 360 11.45 11 01-Sep-06 01-Aug-36 30,900.00 30,86304.83 20 01-Sep-06 F ZZ 1 360 22 28-Jul-06 0 123560 100 A5AL 47 0.45 57 N 810 10636650 360 6.75 6.3 01-Oct-06 01-Sep-36 187,500.00 187,176.1216.13 75 01-Sep-06 F ZZ 1 360 02 30-Aug-06 0 0 0 A4AL 46 0.45 42 Y 671 10636654 480 7.95 7.5 01-Oct-06 01-Sep-36 263,200.00 263,046.1820.2 80 01-Sep-06 A ZZ 1 360 22 23-Aug-06 0 65800 100 A5AL 40 0.45 GD Y 664 10636656 360 8.7 8.25 01-Oct-06 01-Sep-36 110,500.00 110,336.865.37 85 01-Oct-06 A ZZ 1 360 22 23-Aug-06 0 0 0 A5AL 49 0.45 55 N 630 10636658 360 9.99 9.54 01-Sep-06 01-Aug-36 29,785.00 29,74261.17 20 01-Sep-06 F ZZ 1 360 22 24-Jul-06 0 119087 100 A5AL 45 0.45 57 N 652 10636662 360 7.925 7.475 01-Oct-06 01-Sep-36 135,000.00 134,815.983.54 68 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 40 0.45 55 Y 568 10636664 360 11.5 11.05 01-Sep-06 01-Aug-36 30,880.00 30,85305.81 20 01-Sep-06 F ZZ 1 360 22 31-Jul-06 0 123480 100 A5AL 36 0.45 57 Y 662 10636666 360 8.95 8.5 01-Oct-06 01-Sep-36 233,750.00 233,490.1872.41 85 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 AXAL 37 0.45 55 N 584 10636668 360 7.2 6.75 01-Sep-06 01-Aug-36 216,000.00 215,435.1466.19 80 01-Sep-06 A ZZ 1 360 02 28-Jul-06 0 54000 100 A5AL 43 0.45 55 N 718 10636670 360 8.8 8.35 01-Oct-06 01-Sep-36 162,400.00 162,214.1283.41 80 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A5AL 41 0.45 55 Y 604 10636672 360 7.85 7.4 01-Oct-06 01-Sep-36 195,000.00 194,729.1410.51 75 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A5AL 29 0.45 55 N 632 10636674 360 10.5 10.05 01-Sep-06 01-Aug-36 46,200.00 46,14422.61 20 01-Sep-06 F ZZ 1 360 02 31-Jul-06 0 184726 100 A5AL 50 0.45 57 N 671 10636676 360 8.55 8.1 01-Oct-06 01-Sep-36 80,800.00 80,70624.15 80 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 0 0 A5AL 49 0.45 55 Y 601 10636678 360 8.7 8.25 01-Oct-06 01-Sep-36 81,000.00 80,90634.34 90 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 0 0 A5AL 47 0.45 42 Y 604 10636680 360 7.85 7.4 01-Oct-06 01-Sep-36 128,000.00 127,822.925.87 80 01-Oct-06 A ZZ 1 360 22 24-Aug-06 0 32000 100 A5AL 46 0.45 55 Y 646 10636684 360 10.25 9.8 01-Sep-06 01-Aug-36 40,000.00 39,94358.45 18 01-Sep-06 F ZZ 5 360 02 26-Jul-06 0 188000 98 A4AL 45 0.45 57 N 646 10636686 360 9.31 8.86 01-Sep-06 01-Aug-36 45,000.00 44,93372.17 20 01-Sep-06 F ZZ 5 360 22 27-Jul-06 0 180000 100 A4AL 42 0.45 57 Y 671 10636688 360 8.65 8.2 01-Oct-06 01-Sep-36 83,000.00 82,90647.05 100 01-Sep-06 A ZZ 1 360 12 18-Aug-06 0 0 0 A5AL 36 0.45 55 Y 651 10636690 360 6.85 6.4 01-Oct-06 01-Sep-36 223,000.00 222,622.1461.23 85 01-Sep-06 F ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 43 0.45 42 N 671 10636692 360 7.995 7.545 01-Oct-06 01-Sep-36 225,500.00 225,196.1653.86 63 01-Sep-06 A ZZ 2 360 22 25-Aug-06 0 0 0 A4AL 47 0.45 55 N 639 10636694 360 11.4 10.95 01-Oct-06 01-Sep-36 102,000.00 101,933.1002.33 20 01-Sep-06 F ZZ 1 360 22 07-Aug-06 0 408000 100 A5AL 24 0.45 57 Y 676 10636698 360 8.05 7.6 01-Oct-06 01-Sep-36 118,640.00 118,640.795.88 80 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 29660 100 A5AL 49 0.45 55 N 620 10636700 360 10.45 10 01-Oct-06 01-Sep-36 100,000.00 99,85911.01 100 01-Oct-06 F ZZ 5 360 02 03-Aug-06 0 0 0 A4AL 38 0.45 42 N 626 10636706 360 7.5 7.05 01-Oct-06 01-Sep-36 178,400.00 178,134.1247.4 80 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 44600 100 A4AL 47 0.45 42 Y 620 10636708 360 8.69 8.24 01-Oct-06 01-Sep-36 178,125.00 177,916.1393.69 95 01-Sep-06 A ZZ 1 360 02 21-Aug-06 0 0 0 A5AL 38 0.45 55 Y 633 10636710 360 11.35 10.9 01-Oct-06 01-Sep-36 33,000.00 32,97323.03 15 01-Sep-06 F ZZ 5 360 02 04-Aug-06 0 176000 95 A4AL 19 0.45 57 N 639 10636712 360 8.45 8 01-Oct-06 01-Sep-36 110,000.00 109,864.841.92 100 01-Sep-06 A ZZ 1 360 42 28-Aug-06 0 0 0 A5AL 45 0.45 55 Y 685 10636714 360 11.1 10.65 01-Oct-06 01-Sep-36 26,200.00 26,18251.5 20 01-Sep-06 F ZZ 1 360 02 01-Aug-06 0 104800 100 A4AL 36 0.45 57 N 649 10636716 360 8.25 7.8 01-Oct-06 01-Sep-36 168,000.00 167,785.1262.13 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 40 0.45 55 Y 568 10636718 360 10.3 9.85 01-Oct-06 01-Sep-36 41,900.00 41,86377.03 20 01-Sep-06 F ZZ 1 360 02 07-Aug-06 0 167600 100 A5AL 49 0.45 57 N 687 10636720 360 9.625 9.175 01-Oct-06 01-Sep-36 83,000.00 82,92705.5 100 01-Sep-06 F ZZ 1 360 02 29-Aug-06 0 0 0 A5AL 49 0.45 42 Y 642 10636722 480 8.8 8.35 01-Oct-06 01-Sep-36 213,000.00 212,903.1610.28 100 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 0 0 A4AL 48 0.45 GD Y 639 10636724 360 9.3 8.85 01-Oct-06 01-Sep-36 149,900.00 149,745.1238.63 100 01-Sep-06 F ZZ 1 360 22 25-Aug-06 0 0 0 A5AL 20 0.45 42 Y 701 10636726 360 11.6 11.15 01-Sep-06 01-Aug-36 45,600.00 45,45455.06 20 01-Sep-06 F ZZ 1 360 22 31-Jul-06 0 181942 100 A5AL 37 0.45 57 N 658 10636728 360 8.25 7.8 01-Oct-06 01-Sep-36 166,400.00 166,187.1250.11 80 01-Sep-06 A ZZ 5 360 22 15-Aug-06 0 0 0 C AL 34 0.45 55 N 649 10636730 360 11.95 11.5 01-Sep-06 01-Aug-36 72,400.00 72,33741.94 20 01-Sep-06 F ZZ 1 360 22 28-Jul-06 0 289516 100 A5AL 47 0.45 57 N 671 10636732 360 9.6 9.15 01-Sep-06 01-Aug-36 178,500.00 178,240.1513.97 70 01-Sep-06 A ZZ 5 360 02 26-Jul-06 0 0 0 C AL 49 0.45 55 Y 524 10636736 480 7.65 7.2 01-Oct-06 01-Sep-36 225,715.00 225,571.1510.45 85 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A4AL 45 0.45 GD Y 639 10636738 480 7.54 7.09 01-Oct-06 01-Sep-36 350,005.00 349,775.2313.64 61 01-Sep-06 A ZZ 5 360 22 17-Aug-06 0 0 0 AXAL 45 0.45 GD Y 603 10636740 360 9 8.55 01-Oct-06 01-Sep-36 204,700.00 204,475.1647.07 100 01-Sep-06 F ZZ 1 360 02 04-Aug-06 0 0 0 A5AL 39 0.45 42 N 649 10636742 360 10.35 9.9 01-Sep-06 01-Aug-36 57,190.00 57,11516.74 20 01-Sep-06 F ZZ 5 360 02 25-Jul-06 0 228760 100 A4AL 32 0.45 57 N 641 10636744 480 9.45 9 01-Oct-06 01-Sep-36 337,500.00 337,373.2720.84 90 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 0 0 A4AL 44 0.45 GD N 636 10636746 360 9.99 9.54 01-Sep-06 01-Aug-36 43,695.00 43,54383.14 20 01-Oct-06 F ZZ 1 360 02 02-Aug-06 0 174267 100 A5AL 43 0.45 57 N 625 10636748 360 7.94 7.49 01-Oct-06 01-Sep-36 280,000.00 279,618.2042.85 53 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 A5AL 53 0.45 M7 Y 519 10636750 360 8.55 8.1 01-Oct-06 01-Sep-36 303,000.00 302,635.2340.56 88 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 49 0.45 55 N 619 10636752 360 8 7.55 01-Oct-06 01-Sep-36 256,000.00 255,655.1878.44 57 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 0 0 A5AL 45 0.45 55 N 609 10636754 360 8 7.55 01-Oct-06 01-Sep-36 182,000.00 181,754.1335.46 85 01-Sep-06 F ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 48 0.45 42 Y 628 10636758 360 8.2 7.75 01-Oct-06 01-Sep-36 147,000.00 146,809.1099.2 76 01-Oct-06 A ZZ 5 360 12 16-Aug-06 0 0 0 AXAL 48 0.45 55 N 551 10636760 360 9.05 8.6 01-Oct-06 01-Sep-36 94,990.00 94,80767.74 100 01-Oct-06 A ZZ 1 360 02 03-Aug-06 0 0 0 A5AL 21 0.45 55 Y 621 10636762 360 8.75 8.3 01-Oct-06 01-Sep-36 135,000.00 134,844.1062.05 100 01-Oct-06 A ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 43 0.45 55 N 680 10636764 360 8.9 8.45 01-Oct-06 01-Sep-36 131,400.00 131,252.1047.84 90 01-Sep-06 A ZZ 5 360 12 16-Aug-06 0 0 0 A5AL 44 0.45 55 Y 562 10636766 480 6.95 6.5 01-Sep-06 01-Aug-36 144,000.00 143,832.889.64 80 01-Sep-06 A ZZ 1 360 22 31-Jul-06 0 36000 100 A5AL 18 0.45 GD N 730 10636768 360 12.25 11.8 01-Sep-06 01-Aug-36 57,000.00 56,95597.31 20 01-Sep-06 F ZZ 1 360 02 31-Jul-06 0 227938 100 A5AL 43 0.45 57 N 636 10636770 360 8.8 8.35 01-Oct-06 01-Sep-36 75,200.00 75,11594.29 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 18800 100 A5AL 41 0.45 55 N 630 10636772 360 9.3 8.85 01-Oct-06 01-Sep-36 101,700.00 101,595.840.35 90 01-Sep-06 A ZZ 5 360 22 17-Aug-06 0 0 0 A4AL 33 0.45 55 N 614 10636774 360 9.7 9.25 01-Oct-06 01-Sep-36 69,200.00 69,135927 80 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 17300 100 A5AL 47 0.45 46 N 649 10636776 360 9.75 9.3 01-Sep-06 01-Aug-36 94,000.00 93,86807.61 100 01-Oct-06 A ZZ 1 360 02 28-Jul-06 0 0 0 A5AL 38 0.45 46 N 662 10636778 360 8.85 8.4 01-Oct-06 01-Sep-36 113,750.00 113,621.903.01 65 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 49 0.45 42 Y 528 10636782 360 8.55 8.1 01-Oct-06 01-Sep-36 998,750.00 997,548.7714.95 85 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 50 0.45 55 N 674 10636784 360 8.35 7.9 01-Oct-06 01-Sep-36 135,150.00 135,150.940.42 85 01-Sep-06 A ZZ 5 360 12 17-Aug-06 0 0 0 A5AL 18 0.45 46 Y 605 10636786 480 9.4 8.95 01-Oct-06 01-Sep-36 200,000.00 199,923.1604.58 59 01-Sep-06 A ZZ 5 360 22 16-Aug-06 0 0 0 A5AL 44 0.45 GD Y 595 10636788 480 9.65 9.2 01-Oct-06 01-Sep-36 96,040.00 96,00789.21 98 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 33 0.45 G8 N 601 10636790 360 10 9.55 01-Oct-06 01-Sep-36 79,000.00 78,92693.29 20 01-Sep-06 F ZZ 1 360 02 02-Aug-06 0 316000 100 A5AL 50 0.45 57 Y 718 10636792 360 7.4 6.95 01-Oct-06 01-Sep-36 220,000.00 219,665.1523.24 48 01-Sep-06 F ZZ 5 360 22 15-Aug-06 0 0 0 AXAL 43 0.45 42 Y 641 10636794 480 10.2 9.75 01-Oct-06 01-Sep-36 295,000.00 294,911.2551.39 100 01-Sep-06 F ZZ 5 360 22 09-Aug-06 0 0 0 A4AL 48 0.45 G8 Y 696 10636798 360 7.95 7.5 01-Oct-06 01-Sep-36 198,000.00 197,730.1445.96 90 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 AXAL 32 0.45 55 Y 632 10636800 360 8.65 8.2 01-Oct-06 01-Sep-36 176,790.00 176,581.1378.21 83 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 C AL 45 0.45 55 Y 581 10636802 360 9.99 9.54 01-Sep-06 01-Aug-36 43,600.00 43,54382.3 20 01-Sep-06 F ZZ 1 360 02 25-Jul-06 0 174322 100 A4AL 49 0.45 57 N 624 10636806 480 8.15 7.7 01-Oct-06 01-Sep-36 216,000.00 215,881.1526.24 80 01-Sep-06 A ZZ 1 360 22 22-Aug-06 0 54000 100 A5AL 42 0.45 GD Y 677 10636808 360 11.9 11.45 01-Oct-06 01-Sep-36 54,000.00 53,96551.3 20 01-Sep-06 F ZZ 1 360 22 22-Aug-06 0 216000 100 A5AL 19 0.45 57 Y 677 10636810 360 8.35 7.9 01-Oct-06 01-Sep-36 211,920.00 211,654.1607.01 80 01-Sep-06 A ZZ 1 360 02 21-Aug-06 0 52980 100 A4AL 49 0.45 55 N 637 10636814 360 13.05 12.6 01-Oct-06 01-Sep-36 146,000.00 145,933.1620.76 20 01-Sep-06 F ZZ 1 360 02 04-Aug-06 0 584000 100 A5AL 33 0.45 57 Y 609 10636816 480 7.45 7 01-Oct-06 01-Sep-36 141,520.00 141,424.926.08 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 35380 100 A5AL 47 0.45 GD N 675 10636818 360 11.2 10.75 01-Oct-06 01-Sep-36 38,580.00 38,55373.25 20 01-Sep-06 F ZZ 1 360 22 04-Aug-06 0 154320 100 A5AL 38 0.45 57 N 726 10636820 360 7.99 7.54 01-Oct-06 01-Sep-36 84,800.00 84,68621.65 80 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 21200 100 A5AL 34 0.45 55 Y 616 10636824 360 8.3 7.85 01-Oct-06 01-Sep-36 109,850.00 109,710.829.14 65 01-Sep-06 A ZZ 2 360 22 22-Aug-06 0 0 0 A4AL 45 0.45 55 N 603 10636826 360 9.1 8.65 01-Oct-06 01-Sep-36 95,000.00 94,89771.24 79 01-Sep-06 A ZZ 1 360 02 21-Aug-06 0 0 0 A5AL 35 0.45 55 Y 556 10636830 360 9.99 9.54 01-Oct-06 01-Sep-36 90,400.00 90,31792.66 80 01-Sep-06 F ZZ 5 360 22 22-Aug-06 0 0 0 AMAL 35 0.45 42 Y 576 10636832 360 10.25 9.8 01-Oct-06 01-Sep-36 121,500.00 121,397.1088.77 90 01-Sep-06 A ZZ 2 360 02 22-Aug-06 0 0 0 A5AL 49 0.45 55 N 528 10636834 480 8.14 7.69 01-Oct-06 01-Sep-36 335,600.00 335,414.2368.8 80 01-Sep-06 A ZZ 1 360 22 17-Aug-06 0 83900 100 A5AL 49 0.45 GD Y 667 10636836 480 7.3 6.85 01-Oct-06 01-Sep-36 156,000.00 155,890.1003.61 69 01-Sep-06 A ZZ 5 360 02 14-Aug-06 0 0 0 AXAL 33 0.45 G9 Y 599 10636838 360 9.85 9.4 01-Oct-06 01-Sep-36 126,000.00 125,884.1091.8 90 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 24 0.45 55 Y 665 10636840 360 7.05 6.6 01-Oct-06 01-Sep-36 238,400.00 238,400.1400.6 80 01-Oct-06 A ZZ 1 360 02 22-Aug-06 0 59600 100 A5AL 41 0.45 55 Y 636 10636842 360 11.5 11.05 01-Oct-06 01-Sep-36 32,500.00 32,47321.85 20 01-Sep-06 F ZZ 5 360 22 04-Aug-06 0 130000 100 A4AL 46 0.45 57 Y 655 10636846 360 9.6 9.15 01-Oct-06 01-Sep-36 88,800.00 88,71753.17 80 01-Sep-06 A ZZ 5 360 12 25-Aug-06 0 0 0 A5AL 39 0.45 55 Y 542 10636848 360 8.34 7.89 01-Oct-06 01-Sep-36 261,600.00 261,600.1818.12 80 01-Sep-06 A ZZ 1 360 22 11-Aug-06 0 65400 100 A4AL 38 0.45 55 Y 668 10636850 360 9.9 9.45 01-Oct-06 01-Sep-36 242,775.00 242,554.2112.61 70 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 A5AL 48 0.45 55 N 627 10636852 480 6.99 6.54 01-Oct-06 01-Sep-36 297,000.00 296,772.1843.5 62 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 45 0.45 GD Y 586 10636854 360 10.15 9.7 01-Oct-06 01-Sep-36 52,000.00 51,95462.12 20 01-Sep-06 F ZZ 5 360 02 03-Aug-06 0 208000 100 A4AL 33 0.45 57 Y 677 10636856 480 8.752 8.302 01-Oct-06 01-Sep-36 117,300.00 117,245.882.48 85 01-Sep-06 A ZZ 2 360 02 17-Aug-06 0 0 0 C AL 25 0.45 GD Y 567 10636858 360 7.99 7.54 01-Oct-06 01-Sep-36 137,000.00 136,815.1004.31 87 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 50 0.45 46 Y 582 10636860 360 9.85 9.4 01-Oct-06 01-Sep-36 107,525.00 107,426.931.72 85 01-Sep-06 A ZZ 5 360 22 17-Aug-06 0 0 0 A5AL 27 0.45 55 N 565 10636862 360 8.05 7.6 01-Oct-06 01-Sep-36 186,560.00 186,311.1375.42 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 46640 100 A5AL 39 0.45 55 Y 601 10636866 480 7.6 7.15 01-Oct-06 01-Sep-36 136,000.00 135,912.905.05 80 01-Sep-06 F ZZ 2 360 02 25-Aug-06 0 34000 100 A4AL 49 0.45 G8 Y 604 10636868 360 11.6 11.15 01-Sep-06 01-Aug-36 76,000.00 75,92758.43 20 01-Oct-06 F ZZ 1 360 22 26-Jul-06 0 303809 100 A5AL 45 0.45 57 N 665 10636870 360 10.25 9.8 01-Sep-06 01-Aug-36 51,000.00 50,93457.02 15 01-Sep-06 F ZZ 5 360 02 26-Jul-06 0 272000 95 A4AL 43 0.45 57 Y 640 10636874 360 8.8 8.35 01-Oct-06 01-Sep-36 128,000.00 127,853.1011.56 100 01-Sep-06 F ZZ 5 360 02 11-Aug-06 0 0 0 A4AL 23 0.45 42 Y 688 10636876 360 8.59 8.14 01-Sep-06 01-Aug-36 103,000.00 102,813.798.56 100 01-Sep-06 F ZZ 1 360 02 01-Aug-06 0 0 0 A5AL 49 0.45 42 Y 739 10636878 360 8.45 8 01-Oct-06 01-Sep-36 193,500.00 193,262.1481 90 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A5AL 42 0.45 55 Y 618 10636880 360 7.7 7.25 01-Oct-06 01-Sep-36 561,000.00 561,000.3599.75 66 01-Sep-06 A ZZ 5 360 22 22-Aug-06 0 258570 97 A4AL 38 0.45 55 Y 658 10636882 480 7.49 7.04 01-Oct-06 01-Sep-36 380,000.00 379,747.2497.87 64 01-Sep-06 A ZZ 5 360 02 10-Aug-06 0 0 0 AMAL 41 0.45 GD Y 546 10636884 360 9.75 9.3 01-Sep-06 01-Aug-36 98,160.00 98,02843.35 80 01-Sep-06 F ZZ 1 360 02 26-Jul-06 0 0 0 A5AL 48 0.45 42 Y 520 10636888 480 8.7 8.25 01-Sep-06 01-Aug-36 506,400.00 506,042.3789.63 80 01-Sep-06 A ZZ 1 360 22 28-Jul-06 0 126600 100 A4AL 47 0.45 GD N 639 10636890 360 10.25 9.8 01-Oct-06 01-Sep-36 100,000.00 99,91896.11 20 01-Oct-06 F ZZ 1 360 02 08-Aug-06 0 399832 100 A5AL 22 0.45 57 Y 659 10636892 360 11.5 11.05 01-Sep-06 01-Aug-36 27,300.00 27,27270.35 20 01-Sep-06 F ZZ 1 360 22 27-Jul-06 0 109165 100 A5AL 44 0.45 57 Y 640 10636894 360 9.55 9.1 01-Oct-06 01-Sep-36 72,000.00 71,92608.05 100 01-Sep-06 F ZZ 5 360 02 09-Aug-06 0 0 0 A4AL 32 0.45 42 Y 628 10636898 360 7.4 6.95 01-Oct-06 01-Sep-36 98,000.00 97,85678.54 70 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 C AL 25 0.45 55 N 607 10636900 360 9.3 8.85 01-Oct-06 01-Sep-36 174,900.00 174,719.1445.21 100 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 0 0 A5AL 36 0.45 55 Y 658 10636902 360 9.3 8.85 01-Oct-06 01-Sep-36 149,900.00 149,745.1238.63 100 01-Sep-06 A ZZ 1 360 02 03-Aug-06 0 0 0 A5AL 49 0.45 55 Y 628 10636906 360 12.65 12.2 01-Oct-06 01-Sep-36 55,000.00 54,97593.41 20 01-Sep-06 F ZZ 5 360 02 03-Aug-06 0 220000 100 A5AL 40 0.45 57 N 603 10636910 360 7.2 6.75 01-Oct-06 01-Sep-36 136,850.00 136,633.928.93 85 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 40 0.45 42 Y 703 10636912 360 8.7 8.25 01-Oct-06 01-Sep-36 153,990.00 153,810.1205.95 100 01-Sep-06 A ZZ 1 360 02 10-Aug-06 0 0 0 A5AL 49 0.45 55 Y 617 10636916 360 8.1 7.65 01-Oct-06 01-Sep-36 100,000.00 99,86740.75 69 01-Sep-06 A ZZ 5 360 22 23-Aug-06 0 0 0 A4AL 49 0.45 55 N 655 10636918 360 8.25 7.8 01-Oct-06 01-Sep-36 184,000.00 183,764.1382.34 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 46000 100 A4AL 47 0.45 55 N 635 10636920 360 11.7 11.25 01-Oct-06 01-Sep-36 57,400.00 57,36577.21 20 01-Sep-06 F ZZ 1 360 12 03-Aug-06 0 229600 100 A4AL 38 0.45 57 N 621 10636922 360 8.45 8 01-Oct-06 01-Sep-36 102,000.00 101,874.780.69 84 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 36 0.45 42 N 598 10636924 360 10.65 10.2 01-Oct-06 01-Sep-36 102,000.00 101,921.944.5 100 01-Sep-06 F ZZ 5 360 02 10-Aug-06 0 0 0 A5AL 44 0.45 42 Y 631 10636932 360 10 9.55 01-Oct-06 01-Sep-36 53,800.00 53,75472.14 20 01-Sep-06 F ZZ 1 360 02 04-Aug-06 0 215200 100 A4AL 45 0.45 57 Y 716 10636934 360 9.99 9.54 01-Oct-06 01-Sep-36 24,760.00 24,73217.11 20 01-Sep-06 F ZZ 1 360 22 03-Aug-06 0 99040 100 A5AL 49 0.45 57 N 685 10636936 480 8.15 7.7 01-Oct-06 01-Sep-36 153,000.00 152,915.1081.09 78 01-Sep-06 A ZZ 5 360 02 28-Aug-06 0 0 0 A4AL 46 0.45 GD Y 589 10636938 360 7.25 6.8 01-Oct-06 01-Sep-36 136,000.00 135,787.927.76 56 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 0 0 A5AL 34 0.45 55 Y 650 10636940 360 7.14 6.69 01-Sep-06 01-Aug-36 410,000.00 409,999.2439.5 79 01-Sep-06 A ZZ 5 360 02 20-Jul-06 0 0 0 A4AL 53 0.45 M7 Y 600 10636942 360 6.8 6.35 01-Oct-06 01-Sep-36 140,250.00 140,010.914.33 85 01-Sep-06 A ZZ 5 360 12 15-Aug-06 0 0 0 A4AL 49 0.45 55 Y 749 10636944 480 9.59 9.14 01-Oct-06 01-Sep-36 336,000.00 335,879.2745.36 100 01-Sep-06 A ZZ 1 360 02 10-Aug-06 0 0 0 A5AL 43 0.45 GD Y 597 10636948 360 9.5 9.05 01-Oct-06 01-Sep-36 306,000.00 305,697.2573.02 90 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 0 0 A5AL 44 0.45 55 Y 590 10636950 480 9.15 8.7 01-Oct-06 01-Sep-36 103,500.00 103,457.810.34 75 01-Oct-06 A ZZ 5 360 02 24-Aug-06 0 0 0 B AL 38 0.45 GD Y 546 10636952 360 11.8 11.35 01-Oct-06 01-Sep-36 55,800.00 55,76565.39 20 01-Sep-06 F ZZ 1 360 02 09-Aug-06 0 223200 100 A5AL 50 0.45 57 N 625 10636954 360 8.59 8.14 01-Oct-06 01-Sep-36 233,200.00 233,200.1669.32 80 01-Sep-06 A ZZ 1 360 22 16-Aug-06 0 58300 100 A5AL 38 0.45 55 Y 648 10636956 360 10.5 10.05 01-Oct-06 01-Sep-36 35,380.00 35,35323.64 20 01-Sep-06 F ZZ 1 360 02 04-Aug-06 0 141520 100 A4AL 42 0.45 57 N 665 10636958 360 10.35 9.9 01-Oct-06 01-Sep-36 80,000.00 79,93722.84 100 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 44 0.45 55 N 597 10636962 360 8.6 8.15 01-Oct-06 01-Sep-36 73,600.00 73,51571.15 80 01-Sep-06 F ZZ 5 360 22 17-Aug-06 0 18400 100 A4AL 38 0.45 42 Y 652 10636964 360 10.495 10.045 01-Oct-06 01-Sep-36 263,000.00 262,789.2404.79 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 32 0.45 55 N 532 10636966 360 9.95 9.5 01-Oct-06 01-Sep-36 142,500.00 142,372.1245.28 94 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 0 0 A4AL 47 0.45 46 N 640 10636968 360 9.99 9.54 01-Sep-06 01-Aug-36 37,400.00 37,34327.94 20 01-Sep-06 F ZZ 1 360 22 31-Jul-06 0 149533 100 A5AL 33 0.45 57 N 678 10636970 360 10.125 9.675 01-Oct-06 01-Sep-36 80,000.00 79,93709.46 100 01-Sep-06 F ZZ 1 360 02 09-Aug-06 0 0 0 A5AL 30 0.45 42 Y 618 10636972 480 7.55 7.1 01-Oct-06 01-Sep-36 320,000.00 319,790.2117.67 80 01-Sep-06 F ZZ 5 360 22 17-Aug-06 0 0 0 C AL 43 0.45 G8 N 737 10636974 360 8.7 8.25 01-Oct-06 01-Sep-36 280,000.00 279,673.2192.77 80 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 70000 100 A4AL 46 0.45 55 Y 640 10636976 360 11.7 11.25 01-Sep-06 01-Aug-36 35,086.00 35,02352.82 20 01-Sep-06 F ZZ 1 360 22 26-Jul-06 0 140192 100 A5AL 49 0.45 57 Y 657 10636978 360 10.75 10.3 01-Oct-06 01-Sep-36 37,000.00 36,97345.39 20 01-Sep-06 F ZZ 1 360 02 08-Aug-06 0 148000 100 A5AL 45 0.45 57 Y 674 10636980 360 10.25 9.8 01-Oct-06 01-Sep-36 130,000.00 129,890.1164.94 100 01-Sep-06 F ZZ 5 360 12 07-Aug-06 0 0 0 A4AL 9 0.45 42 N 619 10636982 360 7.4 6.95 01-Oct-06 01-Sep-36 152,000.00 151,764.1052.42 80 01-Oct-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 35 0.45 46 Y 584 10636984 360 7.8 7.35 01-Oct-06 01-Sep-36 225,670.00 225,670.1466.86 80 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 56418 100 AMAL 45 0.45 55 N 617 10636986 360 10.3 9.85 01-Oct-06 01-Sep-36 125,100.00 124,995.1125.68 90 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 52 0.45 42 Y 535 10636988 360 8.45 8 01-Oct-06 01-Sep-36 119,250.00 119,103.912.71 90 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A5AL 52 0.45 46 N 621 10636990 360 11.5 11.05 01-Oct-06 01-Sep-36 38,000.00 37,97376.32 20 01-Sep-06 F ZZ 1 360 22 09-Aug-06 0 152000 100 A5AL 36 0.45 57 N 670 10636994 360 12.15 11.7 01-Oct-06 01-Sep-36 70,490.00 70,45733.22 95 01-Sep-06 F ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 41 0.45 42 Y 577 10636996 180 9.95 9.5 01-Oct-06 01-Sep-21 61,000.00 60,70653.65 74 01-Sep-06 F ZZ 5 180 12 24-Aug-06 0 0 0 A4AL 29 0.45 45 N 579 10636998 360 9.99 9.54 01-Sep-06 01-Aug-36 25,000.00 24,96219.21 20 01-Sep-06 F ZZ 1 360 22 28-Jul-06 0 99955 100 AMAL 36 0.45 57 N 670 10637000 360 7.55 7.1 01-Oct-06 01-Sep-36 497,500.00 497,500.3130.1 85 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 AXAL 44 0.45 M7 N 681 10637002 360 9.05 8.6 01-Oct-06 01-Sep-36 158,500.00 158,327.1281.04 73 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 AXAL 39 0.45 55 N 522 10637004 360 7.2 6.75 01-Oct-06 01-Sep-36 235,000.00 234,628.1595.16 73 01-Oct-06 A ZZ 5 360 02 15-Aug-06 0 0 0 AXAL 38 0.45 M7 N 620 10637006 480 8.7 8.25 01-Oct-06 01-Sep-36 213,000.00 212,900.1593.98 85 01-Sep-06 F ZZ 1 360 12 23-Aug-06 0 0 0 A5AL 43 0.45 G8 Y 631 10637008 480 7.85 7.4 01-Oct-06 01-Sep-36 236,000.00 235,858.1614.43 80 01-Sep-06 A ZZ 1 360 02 23-Aug-06 0 59000 100 A5AL 49 0.45 GD N 643 10637012 480 8.7 8.25 01-Oct-06 01-Sep-36 206,250.00 206,153.1543.47 75 01-Sep-06 A ZZ 1 360 22 23-Aug-06 0 0 0 A4AL 23 0.45 GD N 649 10637014 360 8.9 8.45 01-Oct-06 01-Sep-36 66,400.00 66,32529.5 80 01-Sep-06 A ZZ 1 360 22 24-Aug-06 0 16600 100 A5AL 45 0.45 46 N 687 10637016 360 11.35 10.9 01-Oct-06 01-Sep-36 33,280.00 33,25325.77 20 01-Sep-06 F ZZ 1 360 22 08-Aug-06 0 133120 100 A5AL 45 0.45 57 N 680 10637018 360 10.2 9.75 01-Oct-06 01-Sep-36 41,200.00 41,16367.67 20 01-Oct-06 F ZZ 1 360 02 10-Aug-06 0 164730 100 A5AL 26 0.45 57 N 682 10637020 360 9.15 8.7 01-Oct-06 01-Sep-36 267,900.00 267,615.2184.57 95 01-Sep-06 A ZZ 1 360 22 24-Aug-06 0 0 0 A5AL 37 0.45 55 N 618 10637022 360 8.25 7.8 01-Oct-06 01-Sep-36 105,000.00 104,865.788.83 64 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 15427 73 A4AL 27 0.45 55 Y 601 10637024 360 10.45 10 01-Oct-06 01-Sep-36 63,000.00 62,92573.94 20 01-Oct-06 F ZZ 1 360 02 07-Aug-06 0 251794 100 A5AL 28 0.45 57 N 651 10637026 360 7.45 7 01-Oct-06 01-Sep-36 162,000.00 161,756.1127.19 90 01-Sep-06 F ZZ 1 360 22 30-Aug-06 0 0 0 A5AL 48 0.45 42 Y 768 10637030 360 11.5 11.05 01-Oct-06 01-Sep-36 65,000.00 64,95643.69 20 01-Sep-06 F ZZ 1 360 22 08-Aug-06 0 260000 100 A4AL 43 0.45 57 N 648 10637032 360 9 8.55 01-Oct-06 01-Sep-36 134,900.00 134,752.1085.44 100 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 43 0.45 55 Y 638 10637034 360 10.2 9.75 01-Sep-06 01-Aug-36 35,980.00 35,93321.09 20 01-Sep-06 F ZZ 1 360 02 31-Jul-06 0 143858 100 A5AL 38 0.45 57 N 698 10637038 360 8.7 8.25 01-Oct-06 01-Sep-36 268,000.00 267,687.2098.8 80 01-Sep-06 A ZZ 1 360 22 24-Aug-06 0 0 0 AXAL 43 0.45 55 N 602 10637040 360 11.2 10.75 01-Oct-06 01-Sep-36 56,000.00 55,96541.79 20 01-Sep-06 F ZZ 1 360 22 03-Aug-06 0 224000 100 A5AL 34 0.45 57 N 714 10637044 360 8.75 8.3 01-Oct-06 01-Sep-36 132,500.00 132,346.1042.38 100 01-Sep-06 F ZZ 1 360 02 03-Aug-06 0 0 0 A5AL 42 0.45 42 Y 624 10637046 360 9.75 9.3 01-Sep-06 01-Aug-36 80,000.00 79,88687.33 100 01-Sep-06 F ZZ 1 360 02 04-Aug-06 0 0 0 A4AL 45 0.45 42 Y 617 10637048 360 11.5 11.05 01-Sep-06 01-Aug-36 23,980.00 23,95237.48 20 01-Sep-06 F ZZ 1 360 22 31-Jul-06 0 95889 100 A4AL 41 0.45 57 N 668 10637050 480 8.15 7.7 01-Oct-06 01-Sep-36 184,000.00 183,898.1300.13 80 01-Sep-06 A ZZ 1 360 22 15-Aug-06 0 46000 100 A5AL 37 0.45 GD Y 654 10637052 360 7.85 7.4 01-Oct-06 01-Sep-36 99,600.00 99,46720.45 80 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 30 0.45 42 N 791 10637054 480 10.05 9.6 01-Sep-06 01-Aug-36 544,000.00 543,743.4640.73 85 01-Sep-06 A ZZ 5 360 22 26-Jul-06 0 0 0 A4AL 46 0.45 G9 N 555 10637056 360 6.85 6.4 01-Oct-06 01-Sep-36 100,000.00 99,83655.26 75 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 35 0.45 42 Y 644 10637058 360 8.85 8.4 01-Oct-06 01-Sep-36 190,000.00 190,000.1401.25 100 01-Sep-06 A ZZ 1 360 02 04-Aug-06 0 0 0 A5AL 39 0.45 55 Y 620 10637060 360 7.5 7.05 01-Oct-06 01-Sep-36 211,500.00 211,185.1478.84 75 01-Oct-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 44 0.45 55 N 551 10637062 480 8.45 8 01-Oct-06 01-Sep-36 122,320.00 122,258.892.08 95 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 7680 100 A5AL 42 0.45 GD N 639 10637064 360 11.35 10.9 01-Sep-06 01-Aug-36 39,500.00 39,44386.66 14 01-Sep-06 F ZZ 5 360 02 27-Jul-06 0 240000 94 A4AL 39 0.45 57 Y 639 10637068 480 7.79 7.34 01-Oct-06 01-Sep-36 440,000.00 439,731.2990.25 79 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 0 0 A4AL 42 0.45 GD Y 603 10637070 360 7.85 7.4 01-Oct-06 01-Sep-36 405,650.00 405,650.2653.63 95 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 51 0.45 55 Y 681 10637072 360 7.75 7.3 01-Oct-06 01-Sep-36 127,000.00 126,820.909.85 60 01-Sep-06 A ZZ 5 360 22 16-Aug-06 0 0 0 A4AL 50 0.45 55 Y 603 10637074 360 8.2 7.75 01-Oct-06 01-Sep-36 108,440.00 108,299.810.87 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 27553 100 A5AL 38 0.45 55 Y 616 10637076 480 7.74 7.29 01-Oct-06 01-Sep-36 256,000.00 255,841.1730.25 80 01-Sep-06 A ZZ 1 360 22 17-Aug-06 0 64000 100 A5AL 39 0.45 GD Y 698 10637078 360 10.95 10.5 01-Oct-06 01-Sep-36 67,940.00 67,87644.45 86 01-Sep-06 F ZZ 2 360 02 17-Aug-06 0 0 0 C AL 45 0.45 42 N 566 10637080 360 8.55 8.1 01-Oct-06 01-Sep-36 425,000.00 424,449.3282.96 100 01-Oct-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 45 0.45 55 N 707 10637084 360 8.8 8.35 01-Oct-06 01-Sep-36 275,500.00 275,185.2177.21 95 01-Oct-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 50 0.45 42 Y 633 10637086 360 8.55 8.1 01-Oct-06 01-Sep-36 62,400.00 62,32482.02 80 01-Sep-06 F ZZ 1 360 02 22-Aug-06 0 15600 100 A5AL 33 0.45 42 Y 650 10637088 360 7.95 7.5 01-Oct-06 01-Sep-36 87,000.00 86,88635.35 79 01-Oct-06 A T 5 360 02 24-Aug-06 0 0 0 A4AL 36 0.45 55 Y 639 10637090 360 8.5 8.05 01-Oct-06 01-Sep-36 161,950.00 161,950.1147.15 79 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 48 0.45 55 N 610 10637092 360 7.9 7.45 01-Oct-06 01-Sep-36 323,000.00 323,000.2126.42 85 01-Sep-06 A ZZ 5 360 02 14-Aug-06 0 0 0 A4AL 49 0.45 55 Y 593 10637094 480 7.3 6.85 01-Oct-06 01-Sep-36 364,000.00 363,744.2341.76 80 01-Oct-06 A ZZ 1 360 22 28-Aug-06 0 91000 100 A5AL 48 0.45 GD Y 681 10637096 360 11.7 11.25 01-Sep-06 01-Aug-36 106,000.00 105,901.1065.92 20 01-Sep-06 F ZZ 1 360 22 01-Aug-06 0 423870 100 A5AL 49 0.45 57 N 689 10637100 360 10 9.55 01-Oct-06 01-Sep-36 45,000.00 44,96394.91 15 01-Sep-06 F ZZ 1 360 02 07-Aug-06 0 240000 95 A4AL 40 0.45 57 Y 658 10637102 360 7.55 7.1 01-Oct-06 01-Sep-36 148,800.00 148,580.1045.54 80 01-Sep-06 A ZZ 1 360 22 21-Aug-06 0 37200 100 A5AL 46 0.45 55 Y 676 10637104 360 7.2 6.75 01-Oct-06 01-Sep-36 130,400.00 130,193.885.14 80 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 24450 95 A4AL 32 0.45 55 N 648 10637106 360 10.6 10.15 01-Oct-06 01-Sep-36 71,000.00 70,94654.78 75 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 AXAL 49 0.45 55 N 510 10637108 360 8.7 8.25 01-Oct-06 01-Sep-36 178,500.00 178,291.1397.9 85 01-Sep-06 A ZZ 5 360 12 24-Aug-06 0 0 0 A5AL 50 0.45 55 N 596 10637110 360 8.85 8.4 01-Oct-06 01-Sep-36 118,000.00 117,866.936.75 100 01-Sep-06 F ZZ 5 360 02 09-Aug-06 0 0 0 C AL 48 0.45 42 Y 660 10637112 480 8.64 8.19 01-Oct-06 01-Sep-36 287,500.00 287,362.2138.32 78 01-Sep-06 A ZZ 5 360 22 16-Aug-06 0 0 0 A5AL 44 0.45 GD Y 623 10637114 480 7.85 7.4 01-Oct-06 01-Sep-36 275,920.00 275,754.1887.52 80 01-Sep-06 A ZZ 1 360 02 17-Aug-06 0 68980 100 A5AL 41 0.45 GD Y 618 10637116 360 8.09 7.64 01-Sep-06 01-Aug-36 320,000.00 319,999.2157.33 75 01-Sep-06 A ZZ 5 360 02 26-Jul-06 0 0 0 A4AL 47 0.45 55 Y 641 10637118 360 7.7 7.25 01-Oct-06 01-Sep-36 148,000.00 147,788.1055.19 80 01-Sep-06 A ZZ 1 360 12 29-Aug-06 0 37000 100 A5AL 40 0.45 55 Y 626 10637120 360 9.25 8.8 01-Oct-06 01-Sep-36 163,000.00 162,830.1340.97 68 01-Sep-06 A ZZ 5 360 12 21-Aug-06 0 0 0 A5AL 51 0.45 55 N 535 10637122 480 7.29 6.84 01-Oct-06 01-Sep-36 232,800.00 232,636.1495.99 80 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 58200 100 A4AL 49 0.45 GD Y 654 10637126 360 10.7 10.25 01-Oct-06 01-Sep-36 63,000.00 62,95585.73 90 01-Sep-06 F ZZ 1 360 22 23-Aug-06 0 3500 95 A5AL 48 0.45 42 Y 580 10637128 360 8.3 7.85 01-Oct-06 01-Sep-36 209,600.00 209,334.1582.03 80 01-Sep-06 A ZZ 1 360 02 21-Aug-06 0 52400 100 A5AL 28 0.45 55 N 603 10637130 360 9.55 9.1 01-Oct-06 01-Sep-36 127,800.00 127,675.1079.28 90 01-Sep-06 A ZZ 1 360 02 23-Aug-06 0 0 0 A5AL 52 0.45 55 Y 566 10637132 360 10.25 9.8 01-Oct-06 01-Sep-36 97,600.00 97,51874.6 20 01-Sep-06 F ZZ 1 360 12 04-Aug-06 0 390400 100 A4AL 24 0.45 57 Y 724 10637134 480 7.55 7.1 01-Oct-06 01-Sep-36 187,600.00 187,477.1241.48 70 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 AXAL 45 0.45 GD N 586 10637136 360 6.8 6.35 01-Oct-06 01-Sep-36 120,000.00 119,794.782.32 80 01-Sep-06 A ZZ 1 360 12 23-Aug-06 0 30000 100 A5AL 50 0.45 55 Y 660 10637138 480 8.85 8.4 01-Oct-06 01-Sep-36 177,195.00 177,115.1346.39 80 01-Oct-06 A ZZ 1 360 22 30-Aug-06 0 44299 100 A4AL 48 0.45 GD Y 644 10637140 360 9.45 9 01-Oct-06 01-Sep-36 345,000.00 344,655.2888.37 87 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 54 0.45 55 N 579 10637144 360 9.75 9.3 01-Oct-06 01-Sep-36 217,550.00 217,346.1869.1 95 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 A4AL 52 0.45 55 Y 639 10637146 360 10.4 9.95 01-Sep-06 01-Aug-36 64,000.00 63,92580.66 100 01-Aug-06 F ZZ 1 360 02 03-Aug-06 0 0 0 A5AL 37 0.45 42 Y 632 10637150 360 6.95 6.5 01-Oct-06 01-Sep-36 106,400.00 106,223.704.32 80 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 26600 100 A5AL 28 0.45 55 N 672 10637152 480 8.19 7.74 01-Oct-06 01-Sep-36 289,000.00 288,842.2050.77 85 01-Sep-06 A ZZ 1 360 02 18-Aug-06 0 0 0 A4AL 50 0.45 GD N 763 10637154 360 9.83 9.38 01-Oct-06 01-Sep-36 106,000.00 105,902.916.94 100 01-Sep-06 F ZZ 1 360 02 04-Aug-06 0 0 0 A5AL 43 0.45 42 Y 601 10637156 360 8.75 8.3 01-Oct-06 01-Sep-36 246,500.00 246,215.1939.22 85 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 37 0.45 55 Y 564 10637158 360 8.45 8 01-Oct-06 01-Sep-36 176,000.00 176,000.1239.33 80 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 44000 100 A4AL 40 0.45 55 N 585 10637160 360 8.5 8.05 01-Oct-06 01-Sep-36 108,000.00 107,868.830.43 90 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 48 0.45 55 Y 610 10637162 360 7.7 7.25 01-Oct-06 01-Sep-36 140,220.00 140,019.999.72 80 01-Sep-06 F ZZ 1 360 02 21-Aug-06 0 35055 100 A5AL 28 0.45 42 Y 651 10637164 360 8.05 7.6 01-Oct-06 01-Sep-36 585,000.00 584,220.4312.94 90 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 31 0.45 42 N 644 10637166 360 9.05 8.6 01-Oct-06 01-Sep-36 157,500.00 157,329.1272.96 90 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 0 0 A4AL 49 0.45 55 Y 604 10637168 360 7.99 7.54 01-Oct-06 01-Sep-36 382,500.00 381,983.2803.99 90 01-Sep-06 A ZZ 5 360 22 16-Aug-06 0 0 0 A4AL 35 0.45 55 Y 743 10637170 360 7.95 7.5 01-Oct-06 01-Sep-36 195,300.00 195,034.1426.25 90 01-Sep-06 F ZZ 5 360 12 22-Aug-06 0 0 0 A4AL 30 0.45 42 Y 678 10637172 360 9.7 9.25 01-Oct-06 01-Sep-36 108,000.00 107,897.923.93 90 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A5AL 39 0.45 55 Y 533 10637174 360 9.99 9.54 01-Sep-06 01-Aug-36 31,929.00 31,88279.97 20 01-Sep-06 F ZZ 1 360 22 28-Jul-06 0 127659 100 A5AL 37 0.45 57 N 644 10637178 360 7.9 7.45 01-Oct-06 01-Sep-36 134,400.00 134,400.884.8 80 01-Sep-06 A ZZ 1 360 02 28-Aug-06 0 33600 100 A5AL 44 0.45 55 N 605 10637180 480 8.9 8.45 01-Oct-06 01-Sep-36 282,000.00 281,875.2153.56 83 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 0 0 C AL 49 0.45 G9 Y 600 10637182 360 9.925 9.475 01-Oct-06 01-Sep-36 84,150.00 84,07733.82 85 01-Sep-06 F T 5 360 02 21-Aug-06 0 0 0 A5AL 49 0.45 42 N 575 10637184 360 9.7 9.25 01-Oct-06 01-Sep-36 130,000.00 129,876.1112.14 100 01-Sep-06 F ZZ 1 360 22 17-Aug-06 0 0 0 A5AL 49 0.45 42 Y 674 10637186 360 11.6 11.15 01-Oct-06 01-Sep-36 61,500.00 61,46613.73 82 01-Sep-06 F ZZ 2 360 02 17-Aug-06 0 0 0 A5AL 38 0.45 42 N 540 10637188 360 8.1 7.65 01-Oct-06 01-Sep-36 120,000.00 119,841.888.9 80 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 33 0.45 42 Y 598 10637190 360 7.95 7.5 01-Oct-06 01-Sep-36 59,350.00 59,26433.43 80 01-Sep-06 F ZZ 1 360 02 25-Aug-06 0 14996 100 A5AL 40 0.45 42 Y 688 10637192 360 10.15 9.7 01-Oct-06 01-Sep-36 99,000.00 98,91879.79 90 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 45 0.45 55 N 562 10637196 360 11.35 10.9 01-Oct-06 01-Sep-36 187,200.00 187,075.1832.44 90 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 AXAL 41 0.45 42 Y 556 10637198 360 8.75 8.3 01-Oct-06 01-Sep-36 268,500.00 268,189.2112.3 75 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 30 0.45 42 Y 560 10637200 360 8.6 8.15 01-Oct-06 01-Sep-36 88,000.00 87,89682.9 80 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 36 0.45 42 Y 605 10637202 360 7.99 7.54 01-Oct-06 01-Sep-36 225,600.00 225,295.1653.81 80 01-Sep-06 A ZZ 5 360 22 15-Aug-06 0 47488 97 A4AL 39 0.45 55 Y 656 10637204 360 10.325 9.875 01-Oct-06 01-Sep-36 58,800.00 58,75530.19 60 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 C AL 47 0.45 55 N 565 10637206 360 10.4 9.95 01-Oct-06 01-Sep-36 110,800.00 110,709.1005.26 20 01-Sep-06 F ZZ 1 360 02 02-Aug-06 0 443200 100 A5AL 49 0.45 57 Y 679 10637208 360 11.8 11.35 01-Oct-06 01-Sep-36 76,980.00 76,937801 20 01-Sep-06 F ZZ 1 360 02 10-Aug-06 0 307920 100 A5AL 37 0.45 57 N 628 10637210 360 7.9 7.45 01-Oct-06 01-Sep-36 256,000.00 255,648.1860.63 80 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 64000 100 A5AL 40 0.45 55 N 616 10637212 360 10.5 10.05 01-Oct-06 01-Sep-36 193,500.00 193,345.1770.03 90 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 AXAL 54 0.45 55 N 541 10637214 360 9.99 9.54 01-Sep-06 01-Aug-36 33,970.00 33,92297.87 20 01-Sep-06 F ZZ 1 360 22 27-Jul-06 0 135811 100 A5AL 47 0.45 57 N 673 10637216 360 9.99 9.54 01-Sep-06 01-Aug-36 84,000.00 83,88736.54 20 01-Sep-06 F ZZ 1 360 22 31-Jul-06 0 335851 100 A4AL 47 0.45 57 N 644 10637220 180 9.3 8.85 01-Oct-06 01-Sep-21 72,000.00 71,62743.18 80 01-Sep-06 F ZZ 5 180 12 24-Aug-06 0 0 0 A4AL 37 0.45 45 N 578 10637222 360 8.99 8.54 01-Oct-06 01-Sep-36 162,000.00 161,821.1302.33 100 01-Sep-06 F ZZ 1 360 02 24-Aug-06 0 0 0 A5AL 40 0.45 42 Y 640 10637224 360 9.45 9 01-Oct-06 01-Sep-36 64,000.00 63,93535.82 80 01-Sep-06 A ZZ 1 360 02 21-Aug-06 0 16000 100 A5AL 38 0.45 55 Y 607 10637228 360 8.15 7.7 01-Oct-06 01-Sep-36 114,000.00 113,851.848.45 79 01-Sep-06 A ZZ 5 360 22 22-Aug-06 0 0 0 A4AL 49 0.45 55 N 620 10637230 480 8.15 7.7 01-Oct-06 01-Sep-36 116,800.00 116,735.825.3 80 01-Oct-06 A ZZ 1 360 22 28-Aug-06 0 29200 100 A5AL 32 0.45 GD N 692 10637232 360 11.45 11 01-Oct-06 01-Sep-36 29,200.00 29,18288.06 20 01-Oct-06 F ZZ 1 360 22 28-Aug-06 0 116762 100 A5AL 48 0.45 57 N 692 10637234 360 9.85 9.4 01-Oct-06 01-Sep-36 50,000.00 49,95433.26 55 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 C AL 47 0.45 55 N 524 10637236 360 7 6.55 01-Oct-06 01-Sep-36 108,320.00 108,141.720.66 80 01-Sep-06 F ZZ 1 360 02 24-Aug-06 0 27080 100 C AL 49 0.45 42 Y 643 10637238 360 7.9 7.45 01-Oct-06 01-Sep-36 588,000.00 587,192.4273.62 80 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 147000 100 A4AL 38 0.45 55 Y 641 10637240 360 9.95 9.5 01-Oct-06 01-Sep-36 254,150.00 253,921.2220.97 85 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 0 0 A5AL 44 0.45 46 Y 538 10637246 480 9.65 9.2 01-Oct-06 01-Sep-36 252,000.00 251,911.2070.81 70 01-Sep-06 A ZZ 2 360 02 18-Aug-06 0 0 0 A5AL 39 0.45 GD Y 598 10637248 360 7 6.55 01-Oct-06 01-Sep-36 132,400.00 132,182.880.87 80 01-Sep-06 A ZZ 1 360 42 21-Aug-06 0 33100 100 A5AL 41 0.45 55 Y 655 10637250 360 9.225 8.775 01-Oct-06 01-Sep-36 155,000.00 154,837.1272.34 100 01-Oct-06 F ZZ 5 360 02 14-Aug-06 0 0 0 A4AL 50 0.45 42 Y 627 10637252 480 7.55 7.1 01-Oct-06 01-Sep-36 252,800.00 252,634.1672.96 80 01-Sep-06 A ZZ 5 360 22 11-Aug-06 0 63200 100 A4AL 40 0.45 GD Y 661 10637256 360 8.9 8.45 01-Oct-06 01-Sep-36 160,000.00 159,820.1275.91 100 01-Sep-06 F ZZ 5 360 02 11-Aug-06 0 0 0 A4AL 51 0.45 42 Y 627 10637260 360 7.85 7.4 01-Oct-06 01-Sep-36 159,700.00 159,478.1155.17 75 01-Oct-06 A ZZ 1 360 02 17-Aug-06 0 0 0 A4AL 36 0.45 55 Y 580 10637262 480 7.95 7.5 01-Oct-06 01-Sep-36 202,500.00 202,381.1400.42 90 01-Sep-06 A ZZ 5 360 22 17-Aug-06 0 0 0 AMAL 38 0.45 GD N 711 10637264 360 11.25 10.8 01-Oct-06 01-Sep-36 35,250.00 35,22342.37 15 01-Sep-06 F ZZ 5 360 22 31-Jul-06 0 188000 95 A5AL 47 0.45 57 N 650 10637270 360 10.2 9.75 01-Oct-06 01-Sep-36 85,000.00 84,92758.53 85 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A5AL 47 0.45 55 N 533 10637272 360 7.25 6.8 01-Oct-06 01-Sep-36 117,600.00 117,415.802.24 80 01-Sep-06 F ZZ 1 360 02 24-Aug-06 0 22050 95 A5AL 28 0.45 42 N 661 10637274 360 8.55 8.1 01-Oct-06 01-Sep-36 99,920.00 99,92711.93 80 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 24980 100 A5AL 48 0.45 55 N 617 10637276 360 8.35 7.9 01-Oct-06 01-Sep-36 137,700.00 137,527.1044.2 85 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 44 0.45 55 N 691 10637280 480 8.745 8.295 01-Sep-06 01-Aug-36 139,900.00 139,802.1051.76 100 01-Aug-06 A ZZ 1 360 02 01-Aug-06 0 0 0 A5AL 43 0.45 G9 Y 617 10637282 360 7.6 7.15 01-Oct-06 01-Sep-36 80,000.00 79,88564.86 54 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 0 0 A5AL 49 0.45 55 Y 632 10637284 360 7.95 7.5 01-Oct-06 01-Sep-36 448,000.00 448,000.2968 80 01-Sep-06 A ZZ 1 360 02 21-Aug-06 0 112000 100 A4AL 49 0.45 55 N 623 10637286 360 9.99 9.54 01-Sep-06 01-Aug-36 30,900.00 30,85270.95 20 01-Sep-06 F ZZ 1 360 02 01-Aug-06 0 123545 100 A5AL 49 0.45 57 N 664 10637288 360 7.79 7.34 01-Oct-06 01-Sep-36 101,120.00 100,977.727.24 80 01-Oct-06 F ZZ 1 360 02 21-Aug-06 0 0 0 A5AL 51 0.45 42 Y 685 10637290 360 8.9 8.45 01-Oct-06 01-Sep-36 146,700.00 146,535.1169.85 90 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 44 0.45 55 N 572 10637292 360 11.4 10.95 01-Oct-06 01-Sep-36 25,100.00 25,08246.65 20 01-Sep-06 F ZZ 1 360 22 09-Aug-06 0 100400 100 A5AL 33 0.45 57 Y 669 10637294 360 8.5 8.05 01-Oct-06 01-Sep-36 97,590.00 97,47750.39 80 01-Sep-06 F ZZ 2 360 02 21-Aug-06 0 0 0 A4AL 48 0.45 42 Y 616 10637300 360 7.875 7.425 01-Oct-06 01-Sep-36 92,430.00 92,30670.19 80 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 23108 100 C AL 41 0.45 55 Y 607 10637302 360 7.9 7.45 01-Oct-06 01-Sep-36 220,000.00 220,000.1448.33 88 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 39 0.45 42 Y 638 10637304 360 10.4 9.95 01-Oct-06 01-Sep-36 67,000.00 66,94607.88 100 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 0 0 A5AL 49 0.45 55 N 661 10637306 360 11.7 11.25 01-Oct-06 01-Sep-36 40,400.00 40,37406.26 20 01-Oct-06 F ZZ 5 360 02 31-Jul-06 0 161600 100 A4AL 41 0.45 57 N 630 10637308 360 7.95 7.5 01-Oct-06 01-Sep-36 153,000.00 152,791.1117.34 85 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 40 0.45 55 Y 694 10637310 360 11.45 11 01-Oct-06 01-Sep-36 80,020.00 79,96789.38 20 01-Sep-06 F ZZ 1 360 22 09-Aug-06 0 320080 100 A4AL 39 0.45 57 N 677 10637312 360 9.55 9.1 01-Oct-06 01-Sep-36 80,040.00 79,96675.95 92 01-Sep-06 F ZZ 1 360 02 24-Aug-06 0 0 0 A5AL 25 0.45 42 Y 616 10637314 360 8.3 7.85 01-Oct-06 01-Sep-36 133,200.00 132,829.1005.38 90 01-Oct-06 F ZZ 1 360 02 22-Aug-06 0 0 0 A4AL 49 0.45 42 Y 779 10637316 360 10.55 10.1 01-Oct-06 01-Sep-36 159,400.00 159,274.1464.06 100 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 0 0 A5AL 48 0.45 55 N 585 10637318 360 8.1 7.65 01-Oct-06 01-Sep-36 308,490.00 308,082.2285.14 90 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 0 0 A4AL 40 0.45 55 Y 624 10637320 360 7.825 7.375 01-Oct-06 01-Sep-36 304,200.00 304,200.1983.64 90 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 33 0.45 46 Y 636 10637324 360 9.4 8.95 01-Oct-06 01-Sep-36 101,400.00 101,297.845.24 65 01-Sep-06 A ZZ 5 360 22 22-Aug-06 0 0 0 A4AL 48 0.45 55 Y 554 10637326 360 9.65 9.2 01-Oct-06 01-Sep-36 217,550.00 217,341.1853.14 95 01-Sep-06 F ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 44 0.45 42 Y 606 10637328 480 8.9 8.45 01-Oct-06 01-Sep-36 540,000.00 539,761.4123.83 90 01-Sep-06 A ZZ 5 360 22 17-Aug-06 0 0 0 A4AL 49 0.45 GD N 717 10637330 480 7.55 7.1 01-Oct-06 01-Sep-36 217,500.00 217,357.1439.35 75 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 46 0.45 GD N 631 10637332 480 9.8 9.35 01-Oct-06 01-Sep-36 207,500.00 207,429.1729.45 100 01-Sep-06 F ZZ 1 360 22 21-Aug-06 0 0 0 A4AL 44 0.45 G8 Y 737 10637334 360 7.53 7.08 01-Oct-06 01-Sep-36 252,125.00 252,125.1582.08 79 01-Sep-06 A ZZ 1 360 02 11-Aug-06 0 0 0 A5AL 47 0.45 55 Y 627 10637338 480 7.49 7.04 01-Oct-06 01-Sep-36 260,000.00 259,826.1709.07 68 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 A4AL 27 0.45 GD Y 576 10637340 480 7.74 7.29 01-Oct-06 01-Sep-36 463,600.00 463,312.3133.36 95 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 AXAL 42 0.45 GE Y 647 10637342 360 8 7.55 01-Oct-06 01-Sep-36 100,000.00 99,86733.77 77 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 AXAL 50 0.45 42 Y 563 10637344 480 8.4 7.95 01-Oct-06 01-Sep-36 115,920.00 115,860.841 80 01-Sep-06 A ZZ 1 360 02 16-Aug-06 0 28980 100 A4AL 34 0.45 GD Y 605 10637346 360 8.4 7.95 01-Oct-06 01-Sep-36 113,000.00 112,859.860.88 63 01-Sep-06 F ZZ 5 360 42 24-Aug-06 0 0 0 C AL 46 0.45 42 Y 611 10637348 360 9.4 8.95 01-Oct-06 01-Sep-36 234,900.00 234,663.1958.06 100 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 0 0 A5AL 34 0.45 55 N 680 10637350 360 10.1 9.65 01-Oct-06 01-Sep-36 63,645.00 63,58563.24 20 01-Sep-06 F ZZ 1 360 02 04-Aug-06 0 254570 100 A4AL 48 0.45 57 N 708 10637352 360 7.45 7 01-Oct-06 01-Sep-36 150,880.00 150,653.1049.82 80 01-Sep-06 A ZZ 1 360 02 23-Aug-06 0 37720 100 A5AL 42 0.45 55 Y 611 10637354 360 7.99 7.54 01-Oct-06 01-Sep-36 134,300.00 134,118.984.51 85 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 39 0.45 46 Y 589 10637356 360 9.31 8.86 01-Oct-06 01-Sep-36 25,000.00 24,97206.76 20 01-Oct-06 F ZZ 1 360 02 08-Aug-06 0 100000 100 A5AL 27 0.45 57 Y 696 10637358 360 9.5 9.05 01-Oct-06 01-Sep-36 191,500.00 191,310.1610.24 100 01-Sep-06 A ZZ 1 360 22 23-Aug-06 0 0 0 A5AL 45 0.45 55 N 672 10637360 360 10.15 9.7 01-Oct-06 01-Sep-36 47,800.00 47,75424.79 20 01-Sep-06 F ZZ 1 360 02 07-Aug-06 0 191200 100 A4AL 42 0.45 57 Y 664 10637362 360 8.8 8.35 01-Oct-06 01-Sep-36 86,400.00 86,30682.8 80 01-Sep-06 A ZZ 1 360 02 19-Aug-06 0 21600 100 A5AL 44 0.45 55 Y 609 10637364 360 8.4 7.95 01-Oct-06 01-Sep-36 307,000.00 306,618.2338.85 84 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 0 0 A4AL 41 0.45 55 N 585 10637366 360 9.15 8.7 01-Oct-06 01-Sep-36 212,800.00 212,573.1735.26 80 01-Sep-06 A ZZ 1 360 22 22-Aug-06 0 53200 100 A5AL 49 0.45 55 Y 655 10637368 360 9.25 8.8 01-Oct-06 01-Sep-36 160,000.00 159,833.1316.29 80 01-Sep-06 A ZZ 1 360 22 18-Aug-06 0 40000 100 A4AL 37 0.45 55 Y 641 10637370 360 9.85 9.4 01-Oct-06 01-Sep-36 142,500.00 142,369.1234.78 95 01-Sep-06 A ZZ 1 360 02 29-Aug-06 0 0 0 A5AL 30 0.45 46 Y 562 10637372 360 8.7 8.25 01-Oct-06 01-Sep-36 112,000.00 111,869.877.11 80 01-Sep-06 F ZZ 5 360 22 15-Aug-06 0 28000 100 A5AL 47 0.45 42 Y 668 10637374 360 12.625 12.175 01-Oct-06 01-Sep-36 68,400.00 68,36736.65 95 01-Sep-06 F ZZ 1 360 02 21-Aug-06 0 0 0 A5AL 11 0.45 42 Y 573 10637378 480 7.75 7.3 01-Oct-06 01-Sep-36 165,750.00 165,647.1121.5 85 01-Sep-06 A ZZ 1 360 22 21-Aug-06 0 0 0 A5AL 44 0.45 GD Y 649 10637380 480 6.79 6.34 01-Oct-06 01-Sep-36 219,000.00 218,822.1327.66 51 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 29 0.45 GD Y 587 10637382 360 7.2 6.75 01-Oct-06 01-Sep-36 166,000.00 165,737.1126.79 83 01-Sep-06 F ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 36 0.45 42 Y 637 10637384 480 10.3 9.85 01-Oct-06 01-Sep-36 170,000.00 169,950.1483.7 100 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 0 0 C AL 49 0.45 GD Y 597 10637388 360 11.5 11.05 01-Oct-06 01-Sep-36 46,000.00 45,97455.54 20 01-Sep-06 F ZZ 1 360 22 01-Aug-06 0 184000 100 A5AL 43 0.45 57 Y 739 10637390 480 7.09 6.64 01-Oct-06 01-Sep-36 560,000.00 559,582.3516.69 80 01-Sep-06 A ZZ 1 360 22 04-Aug-06 0 140000 100 A4AL 41 0.45 GD Y 780 10637392 480 7.975 7.525 01-Oct-06 01-Sep-36 132,050.00 131,973.915.69 95 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 45 0.45 GD Y 676 10637396 360 8.25 7.8 01-Oct-06 01-Sep-36 154,000.00 153,802.1156.96 70 01-Sep-06 F ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 54 0.45 42 Y 564 10637398 360 6.9 6.45 01-Oct-06 01-Sep-36 306,000.00 306,000.1759.5 85 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 42 0.45 M7 Y 640 10637400 480 7.65 7.2 01-Oct-06 01-Sep-36 142,000.00 141,909.950.24 73 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 41 0.45 GD Y 585 10637402 480 8.05 7.6 01-Oct-06 01-Sep-36 140,000.00 139,920.978.7 80 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 28787 97 A4AL 50 0.45 GD N 634 10637404 360 9.31 8.86 01-Oct-06 01-Sep-36 33,000.00 32,96272.92 20 01-Sep-06 F ZZ 5 360 22 04-Aug-06 0 132000 100 A4AL 39 0.45 57 Y 673 10637406 360 8.6 8.15 01-Oct-06 01-Sep-36 136,000.00 135,838.1055.38 80 01-Sep-06 A ZZ 2 360 22 23-Aug-06 0 25500 95 A5AL 38 0.45 55 Y 672 10637408 360 8.59 8.14 01-Oct-06 01-Sep-36 420,750.00 420,247.3262.08 75 01-Sep-06 F ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 20 0.45 42 Y 592 10637410 360 10.4 9.95 01-Oct-06 01-Sep-36 39,695.00 39,66360.15 17 01-Sep-06 F ZZ 5 360 02 04-Aug-06 0 186800 97 A4AL 38 0.45 57 N 668 10637412 360 11.4 10.95 01-Oct-06 01-Sep-36 32,500.00 32,47319.37 20 01-Sep-06 F ZZ 1 360 22 08-Aug-06 0 130000 100 A5AL 43 0.45 57 Y 679 10637414 360 10.25 9.8 01-Oct-06 01-Sep-36 43,035.00 42,99385.64 20 01-Sep-06 F ZZ 1 360 02 04-Aug-06 0 172130 100 A5AL 45 0.45 57 N 664 10637416 360 10.15 9.7 01-Sep-06 01-Aug-36 18,800.00 18,77167.08 21 01-Sep-06 F ZZ 1 360 02 01-Aug-06 0 74800 100 A5AL 43 0.45 57 N 674 10637418 360 8.35 7.9 01-Oct-06 01-Sep-36 604,500.00 604,500.4206.31 93 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 49 0.45 55 N 671 10637420 360 10.65 10.2 01-Oct-06 01-Sep-36 76,500.00 76,44708.37 90 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 0 0 A5AL 51 0.45 55 Y 534 10637424 480 7.45 7 01-Oct-06 01-Sep-36 58,000.00 57,96379.54 46 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 54 0.45 GD Y 626 10637428 360 8.69 8.24 01-Oct-06 01-Sep-36 158,000.00 157,815.1236.23 100 01-Sep-06 A ZZ 5 360 02 11-Aug-06 0 0 0 A4AL 22 0.45 55 N 622 10637432 360 10.55 10.1 01-Oct-06 01-Sep-36 271,460.00 271,245.2493.31 95 01-Sep-06 F ZZ 1 360 02 24-Aug-06 0 0 0 C AL 34 0.45 42 N 566 10637434 360 9.4 8.95 01-Oct-06 01-Sep-36 172,000.00 171,826.1433.74 100 01-Sep-06 F ZZ 1 360 02 07-Aug-06 0 0 0 A5AL 36 0.45 42 Y 667 10637438 360 8.25 7.8 01-Oct-06 01-Sep-36 216,000.00 215,723.1622.74 80 01-Sep-06 A ZZ 5 360 22 17-Aug-06 0 54000 100 A4AL 48 0.45 55 Y 659 10637442 480 8.6 8.15 01-Oct-06 01-Sep-36 165,750.00 165,670.1227.73 85 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 A5AL 43 0.45 GD Y 580 10637444 480 8.9 8.45 01-Oct-06 01-Sep-36 116,100.00 116,048.886.63 90 01-Oct-06 F ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 51 0.45 G8 Y 600 10637448 360 8.29 7.84 01-Oct-06 01-Sep-36 181,000.00 180,654.1364.89 85 01-Oct-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 41 0.45 55 Y 573 10637450 360 9.55 9.1 01-Oct-06 01-Sep-36 123,500.00 123,379.1042.97 95 01-Sep-06 F ZZ 1 360 02 25-Aug-06 0 0 0 A4AL 45 0.45 42 Y 697 10637452 360 10.25 9.8 01-Oct-06 01-Sep-36 23,780.00 23,75213.1 20 01-Sep-06 F ZZ 1 360 02 09-Aug-06 0 95120 100 A5AL 37 0.45 57 Y 666 10637454 480 8.65 8.2 01-Oct-06 01-Sep-36 236,000.00 235,887.1757.09 80 01-Sep-06 A ZZ 5 360 22 17-Aug-06 0 0 0 AXAL 23 0.45 55 N 735 10637460 480 7.64 7.19 01-Oct-06 01-Sep-36 560,000.00 559,642.3743.27 80 01-Sep-06 A ZZ 1 360 22 16-Aug-06 0 140000 100 A4AL 41 0.45 GD Y 674 10637462 360 8.3 7.85 01-Oct-06 01-Sep-36 216,000.00 216,000.1494 80 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 54000 100 A5AL 47 0.45 46 Y 606 10637464 360 8.15 7.7 01-Oct-06 01-Sep-36 199,500.00 199,239.1484.78 50 01-Sep-06 F ZZ 5 360 22 18-Aug-06 0 0 0 A5AL 49 0.45 42 Y 626 10637466 480 7.4 6.95 01-Oct-06 01-Sep-36 162,000.00 161,889.1054.13 79 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 51 0.45 GD Y 604 10637470 360 7.9 7.45 01-Oct-06 01-Sep-36 168,000.00 167,769.1221.04 80 01-Sep-06 F ZZ 1 360 02 22-Aug-06 0 42000 100 A5AL 34 0.45 42 N 697 10637474 360 7.45 7 01-Oct-06 01-Sep-36 142,500.00 142,285.991.51 95 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 48 0.45 55 Y 677 10637478 360 7.8 7.35 01-Oct-06 01-Sep-36 264,000.00 263,629.1900.46 80 01-Oct-06 A ZZ 1 360 22 18-Aug-06 0 66000 100 A5AL 47 0.45 55 Y 688 10637480 480 7.875 7.425 01-Oct-06 01-Sep-36 105,000.00 104,937.720.25 75 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 34 0.45 GD N 596 10637486 360 7.475 7.025 01-Oct-06 01-Sep-36 91,920.00 91,78641.15 80 01-Sep-06 A ZZ 1 360 02 23-Aug-06 0 22980 100 A5AL 47 0.45 55 Y 637 10637488 360 10.35 9.9 01-Oct-06 01-Sep-36 24,000.00 23,98216.86 20 01-Oct-06 F ZZ 5 360 02 02-Aug-06 0 96000 100 A4AL 43 0.45 57 N 670 10637490 360 8.25 7.8 01-Oct-06 01-Sep-36 322,400.00 322,400.2216.5 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 80600 100 A4AL 40 0.45 46 Y 614 10637492 360 9.35 8.9 01-Oct-06 01-Sep-36 76,000.00 75,92630.75 78 01-Sep-06 A ZZ 5 360 42 21-Aug-06 0 0 0 A4AL 34 0.45 55 Y 613 10637494 360 11.85 11.4 01-Oct-06 01-Sep-36 104,000.00 103,938.1057.77 20 01-Sep-06 F ZZ 1 360 22 01-Aug-06 0 416000 100 A5AL 36 0.45 57 Y 696 10637496 360 9.4 8.95 01-Oct-06 01-Sep-36 75,000.00 74,92625.18 79 01-Sep-06 A ZZ 1 360 12 25-Aug-06 0 0 0 A5AL 22 0.45 55 Y 556 10637498 360 7.9 7.45 01-Oct-06 01-Sep-36 92,800.00 92,67674.48 80 01-Sep-06 A ZZ 1 360 22 24-Aug-06 0 23200 100 A4AL 53 0.45 55 N 659 10637500 360 7.49 7.04 01-Oct-06 01-Sep-36 486,000.00 485,274.3394.86 90 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 37 0.45 55 N 624 10637502 360 7.55 7.1 01-Sep-06 01-Aug-36 172,000.00 171,618.1208.55 80 01-Aug-06 A ZZ 1 360 02 31-Jul-06 0 43000 100 A5AL 37 0.45 55 Y 627 10637504 480 8.99 8.54 01-Oct-06 01-Sep-36 136,000.00 135,941.1048.01 80 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 46 0.45 GD Y 538 10637506 360 8.575 8.125 01-Oct-06 01-Sep-36 96,000.00 95,88743.27 80 01-Oct-06 A ZZ 1 360 02 22-Aug-06 0 24000 100 A4AL 52 0.45 55 Y 603 10637508 360 8.75 8.3 01-Oct-06 01-Sep-36 184,000.00 183,787.1447.53 80 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 34 0.45 42 Y 619 10637512 480 9.85 9.4 01-Oct-06 01-Sep-36 126,000.00 125,958.1055.11 90 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 7000 95 C AL 44 0.45 GD N 580 10637514 480 7.99 7.54 01-Oct-06 01-Sep-36 132,800.00 132,723.922.38 80 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 33200 100 A5AL 49 0.45 GD Y 660 10637518 480 7.79 7.34 01-Oct-06 01-Sep-36 513,000.00 512,686.3486.36 90 01-Sep-06 F ZZ 5 360 22 17-Aug-06 0 0 0 A4AL 45 0.45 42 Y 641 10637520 360 7.75 7.3 01-Oct-06 01-Sep-36 121,500.00 121,500.784.69 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 39 0.45 55 N 606 10637522 360 9.45 9 01-Oct-06 01-Sep-36 102,000.00 101,898.853.96 85 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A5AL 43 0.45 55 N 532 10637524 360 10.5 10.05 01-Oct-06 01-Sep-36 114,950.00 114,858.1051.5 95 01-Sep-06 A ZZ 2 360 02 25-Aug-06 0 0 0 A5AL 45 0.45 55 N 561 10637526 480 8.2 7.75 01-Oct-06 01-Sep-36 189,360.00 189,257.1345.15 80 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 0 0 A5AL 49 0.45 GD Y 654 10637528 360 9.15 8.7 01-Oct-06 01-Sep-36 76,000.00 75,91619.74 50 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 AMAL 42 0.45 46 Y 561 10637532 360 11.5 11.05 01-Oct-06 01-Sep-36 52,000.00 51,96514.96 20 01-Sep-06 F ZZ 5 360 22 04-Aug-06 0 208000 100 A5AL 48 0.45 57 N 642 10637534 360 11.15 10.7 01-Oct-06 01-Sep-36 148,900.00 148,796.1434.92 100 01-Sep-06 F ZZ 1 360 12 25-Aug-06 0 0 0 A5AL 44 0.45 42 Y 591 10637536 360 10.35 9.9 01-Oct-06 01-Sep-36 37,000.00 36,96334.32 20 01-Sep-06 F ZZ 1 360 02 11-Aug-06 0 148000 100 A5AL 33 0.45 57 N 641 10637538 480 7.8 7.35 01-Oct-06 01-Sep-36 170,000.00 169,896.1156.59 90 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 48 0.45 GD Y 666 10637540 360 7.95 7.5 01-Oct-06 01-Sep-36 108,000.00 107,853.788.71 80 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 27000 100 A5AL 43 0.45 55 Y 670 10637542 360 8.22 7.77 01-Oct-06 01-Sep-36 92,800.00 92,68695.22 80 01-Sep-06 F ZZ 1 360 02 23-Aug-06 0 23200 100 A5AL 40 0.45 42 Y 670 10637544 360 7.45 7 01-Oct-06 01-Sep-36 172,000.00 171,741.1196.77 79 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 34012 94 AXAL 46 0.45 55 Y 632 10637546 360 9.31 8.86 01-Oct-06 01-Sep-36 20,000.00 19,97165.41 20 01-Sep-06 F ZZ 1 360 22 02-Aug-06 0 80000 100 A5AL 48 0.45 57 Y 676 10637548 360 11.35 10.9 01-Oct-06 01-Sep-36 34,400.00 34,37336.73 20 01-Sep-06 F ZZ 1 360 22 07-Aug-06 0 137600 100 A5AL 34 0.45 57 Y 677 10637552 480 8.95 8.5 01-Oct-06 01-Sep-36 236,700.00 236,596.1816.71 90 01-Sep-06 A ZZ 1 360 22 22-Aug-06 0 0 0 A4AL 48 0.45 G9 Y 668 10637554 360 9.38 8.93 01-Oct-06 01-Sep-36 63,800.00 63,73530.89 20 01-Sep-06 F ZZ 1 360 02 08-Aug-06 0 255200 100 A4AL 24 0.45 57 Y 642 10637556 360 8.65 8.2 01-Oct-06 01-Sep-36 170,000.00 169,799.1325.27 85 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 45 0.45 55 N 527 10637558 360 9.2 8.75 01-Oct-06 01-Sep-36 154,900.00 154,737.1268.72 100 01-Sep-06 A ZZ 1 360 02 07-Aug-06 0 0 0 A5AL 40 0.45 55 N 628 10637560 360 7.8 7.35 01-Oct-06 01-Sep-36 151,520.00 151,307.1090.75 80 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 37880 100 A5AL 42 0.45 46 Y 605 10637562 360 7.35 6.9 01-Oct-06 01-Sep-36 167,250.00 166,993.1152.31 75 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 43 0.45 55 Y 591 10637564 360 7.99 7.54 01-Oct-06 01-Sep-36 113,000.00 112,847.828.37 87 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 39 0.45 55 Y 618 10637566 360 10.49 10.04 01-Oct-06 01-Sep-36 66,000.00 65,94603.24 100 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 0 0 A5AL 35 0.45 55 Y 597 10637570 480 7.95 7.5 01-Oct-06 01-Sep-36 280,500.00 280,336.1939.84 85 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 A4AL 48 0.45 GD Y 697 10637572 360 11.4 10.95 01-Oct-06 01-Sep-36 29,100.00 29,08285.96 20 01-Oct-06 F ZZ 1 360 22 11-Aug-06 0 116361 100 A5AL 48 0.45 57 N 716 10637574 480 10.9 10.45 01-Oct-06 01-Sep-36 210,150.00 210,099.1934.07 90 01-Sep-06 F ZZ 5 360 22 18-Aug-06 0 0 0 AMAL 41 0.45 G8 N 585 10637576 480 8.8 8.35 01-Oct-06 01-Sep-36 160,650.00 160,576.1214.52 85 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 18900 95 A5AL 46 0.45 GD Y 557 10637580 360 9.9 9.45 01-Oct-06 01-Sep-36 180,000.00 179,836.1566.35 20 01-Sep-06 F ZZ 1 360 02 30-Aug-06 0 720000 100 A4AL 35 0.45 57 N 712 10637584 360 8.75 8.3 01-Oct-06 01-Sep-36 327,000.00 326,622.2572.52 100 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 0 0 A5AL 39 0.45 46 Y 691 10637586 360 10.325 9.875 01-Oct-06 01-Sep-36 80,000.00 79,93721.35 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 C AL 30 0.45 55 N 527 10637588 360 9.31 8.86 01-Oct-06 01-Sep-36 37,200.00 37,16307.66 20 01-Sep-06 F ZZ 1 360 02 08-Aug-06 0 148800 100 A5AL 51 0.45 57 Y 717 10637590 360 7.975 7.525 01-Oct-06 01-Sep-36 305,000.00 305,000.2026.98 83 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 28 0.45 55 Y 599 10637592 360 7.6 7.15 01-Oct-06 01-Sep-36 212,800.00 212,489.1502.53 80 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 53200 100 A4AL 33 0.45 55 N 763 10637596 360 8.95 8.5 01-Oct-06 01-Sep-36 247,050.00 246,776.1978.94 90 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 0 0 A4AL 45 0.45 55 N 652 10637598 360 9.45 9 01-Oct-06 01-Sep-36 100,000.00 99,90837.21 80 01-Sep-06 A ZZ 1 360 22 22-Aug-06 0 25000 100 A5AL 45 0.45 55 Y 658 10637600 360 8.45 8 01-Oct-06 01-Sep-36 170,000.00 169,791.1301.14 85 01-Sep-06 F ZZ 5 360 02 17-Aug-06 0 0 0 AXAL 53 0.45 42 Y 611 10637602 180 7.99 7.54 01-Oct-06 01-Sep-21 116,000.00 115,326.1107.89 80 01-Sep-06 F ZZ 5 180 22 25-Aug-06 0 0 0 AXAL 45 0.45 45 Y 684 10637604 360 7.99 7.54 01-Oct-06 01-Sep-36 110,000.00 110,000.732.42 85 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 45 0.45 55 N 596 10637608 360 8.85 8.4 01-Oct-06 01-Sep-36 112,000.00 111,873.889.12 80 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 28000 100 A5AL 31 0.45 55 Y 645 10637610 480 8.45 8 01-Oct-06 01-Sep-36 140,000.00 139,929.1021.02 74 01-Sep-06 F ZZ 5 360 02 23-Aug-06 0 0 0 C AL 42 0.45 G8 Y 564 10637612 360 8.95 8.5 01-Oct-06 01-Sep-36 132,500.00 132,353.1061.37 100 01-Sep-06 A ZZ 1 360 12 02-Aug-06 0 0 0 A5AL 39 0.45 55 Y 622 10637614 360 8.85 8.4 01-Oct-06 01-Sep-36 292,500.00 292,169.2322.03 75 01-Sep-06 F ZZ 5 360 22 18-Aug-06 0 0 0 A4AL 36 0.45 42 Y 600 10637616 360 6.9 6.45 01-Oct-06 01-Sep-36 261,000.00 260,562.1718.95 90 01-Oct-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 45 0.45 55 N 661 10637618 360 7.6 7.15 01-Oct-06 01-Sep-36 105,000.00 104,846.741.38 84 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 43 0.45 46 N 603 10637620 360 9.99 9.54 01-Oct-06 01-Sep-36 419,900.00 419,526.3681.83 100 01-Sep-06 F ZZ 1 360 02 30-Aug-06 0 0 0 A5AL 50 0.45 42 Y 583 10637624 360 6.6 6.15 01-Oct-06 01-Sep-36 97,500.00 97,32622.7 50 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 27 0.45 55 Y 641 10637626 360 7.85 7.4 01-Oct-06 01-Sep-36 126,000.00 125,825.911.41 59 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 AXAL 40 0.45 42 Y 611 10637628 360 7.8 7.35 01-Oct-06 01-Sep-36 112,980.00 112,821.813.31 70 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 AXAL 40 0.45 55 Y 561 10637630 360 7.9 7.45 01-Oct-06 01-Sep-36 180,800.00 180,551.1314.07 80 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 45200 100 A4AL 50 0.45 46 Y 597 10637632 360 9.68 9.23 01-Oct-06 01-Sep-36 270,000.00 269,743.2305.85 90 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 18 0.45 55 N 539 10637636 480 7.85 7.4 01-Oct-06 01-Sep-36 182,000.00 181,890.1245.03 52 01-Sep-06 A ZZ 2 360 22 25-Aug-06 0 0 0 AMAL 39 0.45 GD Y 622 10637638 480 10.7 10.25 01-Oct-06 01-Sep-36 88,350.00 88,32799.07 95 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 0 0 A5AL 47 0.45 GD Y 578 10637640 480 7.975 7.525 01-Oct-06 01-Sep-36 157,610.00 157,518.1092.93 80 01-Sep-06 A ZZ 1 360 02 18-Aug-06 0 39403 100 A5AL 44 0.45 GD Y 607 10637642 480 8.75 8.3 01-Oct-06 01-Sep-36 268,000.00 267,876.2015.82 80 01-Sep-06 A ZZ 1 360 12 31-Aug-06 0 67000 100 A5AL 52 0.45 GD N 611 10637644 480 7.99 7.54 01-Oct-06 01-Sep-36 522,500.00 522,198.3629.09 95 01-Sep-06 A ZZ 5 360 12 10-Aug-06 0 0 0 AXAL 35 0.45 GD Y 626 10637646 360 10.25 9.8 01-Oct-06 01-Sep-36 50,000.00 49,95448.06 77 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A5AL 30 0.45 55 N 561 10637648 480 8.99 8.54 01-Oct-06 01-Sep-36 150,000.00 149,935.1155.89 72 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 0 0 AMAL 39 0.45 GD N 624 10637650 360 7.75 7.3 01-Oct-06 01-Sep-36 210,000.00 209,702.1504.47 70 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 C AL 44 0.45 55 N 631 10637652 360 9.99 9.54 01-Oct-06 01-Sep-36 126,000.00 125,887.1104.81 90 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 C AL 46 0.45 55 Y 544 10637654 360 8.75 8.3 01-Oct-06 01-Sep-36 101,800.00 101,682.800.87 80 01-Sep-06 F ZZ 1 360 02 23-Aug-06 0 25700 100 A5AL 34 0.45 42 Y 644 10637656 360 9.3 8.85 01-Oct-06 01-Sep-36 100,300.00 100,196.828.79 85 01-Sep-06 F ZZ 5 360 02 23-Aug-06 0 0 0 AMAL 41 0.45 42 Y 533 10637658 480 8.5 8.05 01-Oct-06 01-Sep-36 217,000.00 216,892.1590.82 70 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 0 0 B AL 48 0.45 GD N 590 10637660 360 9.3 8.85 01-Oct-06 01-Sep-36 178,500.00 178,316.1474.95 75 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 0 0 AXAL 34 0.45 55 N 593 10637662 360 7.65 7.2 01-Oct-06 01-Sep-36 153,600.00 153,378.1089.82 80 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 AMAL 41 0.45 55 N 583 10637664 480 9.65 9.2 01-Oct-06 01-Sep-36 149,150.00 149,097.1225.64 95 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 42 0.45 G8 N 627 10637666 360 7.7 7.25 01-Oct-06 01-Sep-36 114,160.00 113,996.813.92 80 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 28500 100 A5AL 49 0.45 55 N 634 10637668 480 10.45 10 01-Oct-06 01-Sep-36 273,215.00 273,139.2416.9 100 01-Sep-06 A ZZ 1 360 22 29-Aug-06 0 0 0 A5AL 30 0.45 GD N 672 10637670 480 8.99 8.54 01-Oct-06 01-Sep-36 134,900.00 134,841.1039.53 95 01-Sep-06 A ZZ 5 360 22 16-Aug-06 0 0 0 A4AL 45 0.45 GD Y 681 10637672 360 9 8.55 01-Oct-06 01-Sep-36 177,000.00 176,805.1424.19 100 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 0 0 A4AL 33 0.45 55 N 730 10637674 360 7.6 7.15 01-Oct-06 01-Sep-36 113,400.00 113,234.800.69 90 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 0 0 A4AL 48 0.45 46 Y 646 10637676 360 10.2 9.75 01-Oct-06 01-Sep-36 45,800.00 45,76408.72 20 01-Oct-06 F ZZ 1 360 02 03-Aug-06 0 183122 100 A5AL 34 0.45 57 N 701 10637678 360 9.35 8.9 01-Oct-06 01-Sep-36 52,700.00 52,64437.38 85 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 40 0.45 55 N 655 10637680 480 8.15 7.7 01-Oct-06 01-Sep-36 223,250.00 223,127.1577.47 95 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 48 0.45 GD N 653 10637682 360 11.2 10.75 01-Oct-06 01-Sep-36 87,000.00 86,94841.7 20 01-Sep-06 F ZZ 1 360 22 04-Aug-06 0 348000 100 A5AL 35 0.45 57 N 697 10637684 480 7.5 7.05 01-Oct-06 01-Sep-36 102,400.00 102,332.673.87 80 01-Sep-06 A ZZ 1 360 02 28-Aug-06 0 25600 100 A5AL 42 0.45 GD Y 620 10637686 360 7.99 7.54 01-Oct-06 01-Sep-36 214,400.00 214,110.1571.7 80 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 53600 100 A4AL 29 0.45 42 Y 601 10637688 360 8.2 7.75 01-Oct-06 01-Sep-36 220,000.00 219,715.1645.06 50 01-Sep-06 F ZZ 5 360 22 17-Aug-06 0 0 0 A5AL 32 0.45 42 Y 627 10637690 360 7.99 7.54 01-Oct-06 01-Sep-36 203,200.00 202,925.1489.6 65 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 A4AL 27 0.45 55 Y 583 10637694 360 10.4 9.95 01-Oct-06 01-Sep-36 99,400.00 99,31901.83 100 01-Sep-06 A ZZ 1 360 12 30-Aug-06 0 0 0 A5AL 26 0.45 55 Y 610 10637698 360 7.05 6.6 01-Oct-06 01-Sep-36 113,000.00 112,816.755.6 85 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 AMAL 45 0.45 55 N 675 10637700 360 8.65 8.2 01-Oct-06 01-Sep-36 137,900.00 137,737.1075.03 77 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A5AL 31 0.45 55 N 551 10637702 360 8.15 7.7 01-Oct-06 01-Sep-36 385,000.00 384,497.2865.36 70 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 80025 85 AXAL 45 0.45 46 Y 613 10637704 360 8.99 8.54 01-Oct-06 01-Sep-36 104,000.00 103,885.836.06 56 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 C AL 46 0.45 55 N 538 10637706 480 8.85 8.4 01-Oct-06 01-Sep-36 165,200.00 165,125.1255.25 72 01-Oct-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 37 0.45 GD Y 595 10637710 360 8.4 7.95 01-Oct-06 01-Sep-36 80,000.00 79,90609.48 49 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 48 0.45 42 Y 593 10637712 360 9.8 9.35 01-Oct-06 01-Sep-36 238,000.00 237,779.2053.54 85 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 0 0 A5AL 43 0.45 55 N 584 10637714 360 9.5 9.05 01-Oct-06 01-Sep-36 50,000.00 49,95420.43 64 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 A5AL 31 0.45 42 N 556 10637716 360 7.75 7.3 01-Oct-06 01-Sep-36 124,000.00 123,824.888.36 80 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 31000 100 A5AL 45 0.45 55 N 669 10637718 360 7.95 7.5 01-Oct-06 01-Sep-36 319,500.00 319,065.2333.26 90 01-Sep-06 A ZZ 5 360 22 15-Aug-06 0 0 0 A4AL 46 0.45 55 Y 671 10637720 360 10.6 10.15 01-Oct-06 01-Sep-36 92,000.00 91,92848.45 85 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 AMAL 10 0.45 55 N 529 10637722 360 10.5 10.05 01-Oct-06 01-Sep-36 51,300.00 51,25469.27 95 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 48 0.45 42 Y 586 10637726 360 8.35 7.9 01-Oct-06 01-Sep-36 242,000.00 241,696.1835.11 77 01-Sep-06 F ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 34 0.45 42 N 668 10637728 480 7.5 7.05 01-Oct-06 01-Sep-36 92,000.00 91,93605.43 80 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 23000 100 AXAL 38 0.45 GD Y 690 10637734 360 9.4 8.95 01-Oct-06 01-Sep-36 50,000.00 49,94416.79 59 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 B AL 28 0.45 55 N 562 10637736 480 9.8 9.35 01-Oct-06 01-Sep-36 251,000.00 250,915.2092.01 100 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 0 0 A5AL 14 0.45 GD Y 666 10637738 360 8.3 7.85 01-Oct-06 01-Sep-36 117,000.00 116,851.883.1 74 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 AMAL 47 0.45 55 Y 544 10637740 180 8.15 7.7 01-Oct-06 01-Sep-21 140,000.00 139,198.1350.07 74 01-Sep-06 F ZZ 5 180 02 25-Aug-06 0 0 0 A5AL 39 0.45 45 Y 618 10637742 360 7.8 7.35 01-Oct-06 01-Sep-36 120,000.00 119,831.863.85 80 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 A5AL 41 0.45 42 Y 729 10637746 360 9.99 9.54 01-Oct-06 01-Sep-36 28,580.00 28,50250.6 20 01-Oct-06 F ZZ 1 360 02 10-Aug-06 0 114069 100 A5AL 39 0.45 57 N 656 10637748 360 7.99 7.54 01-Oct-06 01-Sep-36 152,000.00 151,794.1114.27 80 01-Sep-06 A ZZ 1 360 22 21-Aug-06 0 38000 100 A5AL 42 0.45 55 Y 662 10637750 360 8.75 8.3 01-Oct-06 01-Sep-36 100,000.00 99,88786.71 50 01-Sep-06 F ZZ 5 360 22 21-Aug-06 0 0 0 A4AL 48 0.45 42 Y 624 10637752 480 7.65 7.2 01-Oct-06 01-Sep-36 148,500.00 148,405.993.74 85 01-Sep-06 A ZZ 5 360 12 21-Aug-06 0 0 0 A4AL 36 0.45 G9 Y 623 10637754 360 6.7 6.25 01-Oct-06 01-Sep-36 311,200.00 311,200.1737.53 80 01-Sep-06 A ZZ 1 360 02 17-Aug-06 0 77800 100 A4AL 27 0.45 55 Y 667 10637758 360 8.99 8.54 01-Oct-06 01-Sep-36 116,000.00 116,000.869.03 100 01-Sep-06 A ZZ 1 360 02 18-Aug-06 0 0 0 A5AL 46 0.45 55 Y 630 10637760 360 10.75 10.3 01-Oct-06 01-Sep-36 126,000.00 125,904.1176.19 90 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 AXAL 36 0.45 46 Y 535 10637762 360 8.7 8.25 01-Oct-06 01-Sep-36 180,620.00 180,409.1414.5 100 01-Sep-06 F ZZ 1 360 02 25-Aug-06 0 0 0 A4AL 29 0.45 42 Y 661 10637766 360 9.925 9.475 01-Oct-06 01-Sep-36 92,000.00 91,91802.28 80 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 AXAL 50 0.45 46 N 516 10637768 360 11.5 11.05 01-Oct-06 01-Sep-36 27,596.00 27,57273.29 20 01-Sep-06 F ZZ 1 360 22 08-Aug-06 0 110384 100 A5AL 45 0.45 57 Y 642 10637772 480 8.6 8.15 01-Oct-06 01-Sep-36 165,900.00 165,819.1228.84 100 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 36 0.45 GD Y 677 10637774 360 11.4 10.95 01-Oct-06 01-Sep-36 36,600.00 36,57359.66 20 01-Sep-06 F ZZ 1 360 22 09-Aug-06 0 146400 100 A4AL 21 0.45 57 Y 664 10637776 480 8.99 8.54 01-Oct-06 01-Sep-36 175,250.00 175,174.1350.47 80 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 0 0 A4AL 30 0.45 GD Y 598 10637778 360 6.875 6.425 01-Oct-06 01-Sep-36 182,800.00 182,800.1047.29 80 01-Sep-06 A ZZ 1 360 02 28-Aug-06 0 0 0 A5AL 36 0.45 55 Y 685 10637780 360 7.25 6.8 01-Oct-06 01-Sep-36 223,200.00 222,850.1522.62 80 01-Sep-06 F ZZ 1 360 02 28-Aug-06 0 55800 100 A5AL 44 0.45 42 Y 702 10637782 360 8.15 7.7 01-Oct-06 01-Sep-36 120,000.00 119,843.893.1 75 01-Sep-06 F ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 47 0.45 42 Y 598 10637784 480 9.99 9.54 01-Oct-06 01-Sep-36 157,500.00 157,449.1336.17 90 01-Sep-06 A ZZ 1 360 02 21-Aug-06 0 0 0 A5AL 36 0.45 GD Y 536 10637786 360 11.5 11.05 01-Oct-06 01-Sep-36 26,400.00 26,38261.44 20 01-Sep-06 F ZZ 1 360 22 10-Aug-06 0 105600 100 A5AL 42 0.45 57 Y 655 10637788 360 9.05 8.6 01-Oct-06 01-Sep-36 207,575.00 207,575.1565.46 95 01-Sep-06 A ZZ 1 360 02 18-Aug-06 0 0 0 A4AL 46 0.45 55 N 618 10637790 360 9.15 8.7 01-Oct-06 01-Sep-36 172,000.00 171,817.1402.56 100 01-Sep-06 F ZZ 5 360 02 08-Aug-06 0 0 0 A4AL 30 0.45 42 Y 635 10637792 360 9.5 9.05 01-Oct-06 01-Sep-36 76,500.00 76,42643.26 90 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 0 0 A4AL 53 0.45 46 N 642 10637794 360 7.7 7.25 01-Oct-06 01-Sep-36 208,000.00 207,702.1482.96 80 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 0 0 A5AL 49 0.45 55 Y 647 10637798 180 7.2 6.75 01-Oct-06 01-Sep-21 114,000.00 113,290.1037.46 60 01-Sep-06 F ZZ 5 180 12 23-Aug-06 0 0 0 A4AL 22 0.45 45 Y 631 10637806 480 8.9 8.45 01-Oct-06 01-Sep-36 233,000.00 232,897.1779.36 90 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A5AL 49 0.45 GD Y 595 10637808 480 8.35 7.9 01-Oct-06 01-Sep-36 81,500.00 81,45588.2 74 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A5AL 36 0.45 GD Y 548 10637810 360 9.45 9 01-Oct-06 01-Sep-36 178,200.00 178,022.1491.91 90 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 33 0.45 46 Y 525 10637814 360 9.75 9.3 01-Oct-06 01-Sep-36 147,535.00 147,396.1267.56 95 01-Sep-06 A ZZ 1 360 02 21-Aug-06 0 0 0 A4AL 43 0.45 55 Y 560 10637818 360 11.25 10.8 01-Oct-06 01-Sep-36 67,000.00 66,95650.75 20 01-Sep-06 F ZZ 1 360 22 11-Aug-06 0 268000 100 A5AL 47 0.45 57 Y 662 10637822 360 8.15 7.7 01-Oct-06 01-Sep-36 84,000.00 83,89625.17 80 01-Sep-06 F ZZ 5 360 02 23-Aug-06 0 0 0 C AL 53 0.45 42 Y 687 10637826 360 7.99 7.54 01-Oct-06 01-Sep-36 114,000.00 113,846.835.7 80 01-Sep-06 F ZZ 5 360 22 17-Aug-06 0 0 0 A4AL 35 0.45 42 Y 631 10637830 360 8.15 7.7 01-Oct-06 01-Sep-36 105,600.00 105,462.785.93 80 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 35 0.45 42 N 593 10637832 360 8.7 8.25 01-Oct-06 01-Sep-36 103,120.00 103,120.747.62 80 01-Sep-06 A ZZ 1 360 02 21-Aug-06 0 25780 100 A5AL 40 0.45 55 N 618 10637836 480 8.6 8.15 01-Oct-06 01-Sep-36 200,450.00 200,353.1484.76 95 01-Sep-06 F ZZ 5 360 22 25-Aug-06 0 0 0 A5AL 41 0.45 G8 Y 603 10637840 360 8.75 8.3 01-Oct-06 01-Sep-36 196,000.00 195,773.1541.94 80 01-Sep-06 A ZZ 5 360 22 17-Aug-06 0 0 0 A4AL 48 0.45 55 Y 604 10637842 360 9.45 9 01-Oct-06 01-Sep-36 42,500.00 42,45355.82 85 01-Sep-06 A ZZ 1 360 22 29-Aug-06 0 0 0 A5AL 20 0.45 46 Y 645 10637844 360 8.9 8.45 01-Oct-06 01-Sep-36 98,000.00 97,89781.49 100 01-Sep-06 A ZZ 1 360 02 29-Aug-06 0 0 0 A5AL 38 0.45 55 N 626 10637846 360 8.95 8.5 01-Oct-06 01-Sep-36 109,200.00 109,078.874.73 80 01-Oct-06 A ZZ 1 360 22 24-Aug-06 0 27300 100 A5AL 43 0.45 55 Y 640 10637848 360 10.1 9.65 01-Oct-06 01-Sep-36 48,700.00 48,65430.99 20 01-Sep-06 F ZZ 1 360 02 08-Aug-06 0 194800 100 A5AL 46 0.45 57 Y 683 10637850 480 8.1 7.65 01-Oct-06 01-Sep-36 203,000.00 202,886.1426.74 89 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 40 0.45 GD N 652 10637860 480 9.65 9.2 01-Oct-06 01-Sep-36 370,500.00 370,369.3044.58 95 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A5AL 46 0.45 GD Y 566 10637862 360 11.4 10.95 01-Oct-06 01-Sep-36 28,000.00 27,98275.15 20 01-Sep-06 F ZZ 1 360 22 08-Aug-06 0 112000 100 A5AL 49 0.45 57 Y 664 10637870 360 7.4 6.95 01-Oct-06 01-Sep-36 112,000.00 111,829.775.47 80 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 C AL 33 0.45 55 Y 658 10637878 360 7.84 7.39 01-Oct-06 01-Sep-36 156,000.00 155,783.1127.33 37 01-Sep-06 F ZZ 5 360 02 11-Aug-06 0 0 0 C AL 48 0.45 42 Y 577 10637880 360 8.6 8.15 01-Oct-06 01-Sep-36 101,250.00 101,129.785.72 75 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A5AL 34 0.45 55 N 643 10637882 360 7.95 7.5 01-Oct-06 01-Sep-36 164,000.00 163,776.1197.67 80 01-Sep-06 A ZZ 1 360 02 21-Aug-06 0 41000 100 A5AL 21 0.45 55 N 679 10637886 360 7.4 6.95 01-Oct-06 01-Sep-36 120,000.00 119,817.830.86 80 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 30000 100 A4AL 47 0.45 M7 Y 663 10637888 360 7.6 7.15 01-Oct-06 01-Sep-36 272,000.00 271,603.1920.53 75 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 51000 89 A4AL 36 0.45 42 N 663 10637892 360 9.9 9.45 01-Oct-06 01-Sep-36 56,000.00 55,94487.31 80 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 14000 100 A5AL 34 0.45 55 Y 612 10637894 360 8.9 8.45 01-Oct-06 01-Sep-36 81,000.00 80,90645.93 100 01-Oct-06 F ZZ 1 360 02 04-Aug-06 0 0 0 A5AL 33 0.45 42 Y 798 10637896 360 12.55 12.1 01-Oct-06 01-Sep-36 49,600.00 49,57531.29 20 01-Sep-06 F ZZ 1 360 02 09-Aug-06 0 198400 100 A5AL 35 0.45 57 Y 616 10637898 360 8.4 7.95 01-Oct-06 01-Sep-36 144,000.00 143,821.1097.05 90 01-Sep-06 F ZZ 1 360 22 31-Aug-06 0 0 0 A4AL 41 0.45 42 Y 607 10637900 360 9.6 9.15 01-Oct-06 01-Sep-36 80,000.00 79,90678.53 100 01-Oct-06 A ZZ 1 360 02 23-Aug-06 0 0 0 A5AL 48 0.45 55 Y 602 10637902 480 7.55 7.1 01-Oct-06 01-Sep-36 132,000.00 131,913.873.54 80 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 24750 95 A4AL 31 0.45 GD N 601 10637904 360 7.65 7.2 01-Oct-06 01-Sep-36 113,600.00 113,600.724.2 80 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 28400 100 A5AL 43 0.45 55 Y 646 10637906 480 8.35 7.9 01-Oct-06 01-Sep-36 136,000.00 135,929.981.53 85 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 C AL 39 0.45 GE Y 552 10637908 480 7.24 6.79 01-Oct-06 01-Sep-36 456,000.00 455,674.2913.57 80 01-Sep-06 A ZZ 1 360 22 11-Aug-06 0 114000 100 A5AL 46 0.45 GD Y 672 10637910 480 7.99 7.54 01-Oct-06 01-Sep-36 208,000.00 207,880.1444.69 80 01-Sep-06 A ZZ 1 360 02 28-Aug-06 0 52000 100 A5AL 47 0.45 GD Y 600 10637914 360 11.25 10.8 01-Oct-06 01-Sep-36 45,000.00 44,96437.07 20 01-Sep-06 F ZZ 1 360 22 07-Aug-06 0 180000 100 A4AL 50 0.45 57 Y 743 10637922 360 7.99 7.54 01-Oct-06 01-Sep-36 405,000.00 405,000.2696.62 70 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 44 0.45 46 N 708 10637924 360 7.4 6.95 01-Oct-06 01-Sep-36 110,000.00 109,832.761.62 65 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 A5AL 50 0.45 55 N 594 10637926 480 8.45 8 01-Oct-06 01-Sep-36 374,500.00 374,311.2731.21 84 01-Sep-06 A ZZ 5 360 22 15-Aug-06 0 0 0 A4AL 50 0.45 GD N 583 10637930 360 9.35 8.9 01-Oct-06 01-Sep-36 160,200.00 160,036.1329.56 90 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A5AL 46 0.45 55 Y 540 10637932 360 6.85 6.4 01-Oct-06 01-Sep-36 210,800.00 210,800.1203.32 85 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 52 0.45 55 Y 682 10637936 240 8.74 8.29 01-Oct-06 01-Sep-26 96,800.00 96,49854.82 80 01-Sep-06 F ZZ 1 240 22 26-Aug-06 0 24200 100 A5AL 51 0.45 42 N 659 10637938 360 9.6 9.15 01-Oct-06 01-Sep-36 342,000.00 341,669.2900.71 95 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 45 0.45 46 Y 652 10637940 360 9.65 9.2 01-Oct-06 01-Sep-36 50,400.00 50,35429.32 90 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 0 0 A4AL 30 0.45 55 Y 677 10637942 480 7.54 7.09 01-Oct-06 01-Sep-36 220,000.00 219,855.1454.27 62 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 AXAL 45 0.45 G9 Y 544 10637944 360 9.6 9.15 01-Oct-06 01-Sep-36 156,750.00 156,598.1329.5 95 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 39 0.45 42 Y 608 10637946 360 7.25 6.8 01-Oct-06 01-Sep-36 106,200.00 106,033.724.48 85 01-Sep-06 F ZZ 5 360 02 21-Aug-06 0 0 0 A5AL 47 0.45 42 Y 681 10637948 360 11.5 11.05 01-Oct-06 01-Sep-36 34,000.00 33,97336.7 20 01-Sep-06 F ZZ 1 360 22 10-Aug-06 0 136000 100 A5AL 43 0.45 57 N 663 10637952 480 7.05 6.6 01-Oct-06 01-Sep-36 126,400.00 126,304.790.09 72 01-Sep-06 F ZZ 1 360 02 25-Aug-06 0 0 0 C AL 21 0.45 G8 Y 668 10637954 360 8.15 7.7 01-Oct-06 01-Sep-36 172,800.00 172,574.1286.07 80 01-Sep-06 A ZZ 1 360 22 22-Aug-06 0 43200 100 A5AL 27 0.45 55 N 657 10637958 360 9.05 8.6 01-Oct-06 01-Sep-36 124,200.00 124,065.1003.82 90 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 48 0.45 M7 N 539 10637960 360 10.4 9.95 01-Oct-06 01-Sep-36 59,500.00 59,45539.83 85 01-Sep-06 F ZZ 1 360 02 22-Aug-06 0 0 0 A5AL 47 0.45 42 N 582 10637962 360 7.65 7.2 01-Oct-06 01-Sep-36 164,700.00 164,462.1168.58 90 01-Oct-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 49 0.45 55 N 692 10637964 360 8.99 8.54 01-Oct-06 01-Sep-36 117,200.00 117,071.942.18 100 01-Oct-06 F ZZ 5 360 02 08-Aug-06 0 0 0 A4AL 24 0.45 42 Y 706 10637968 360 8.525 8.075 01-Oct-06 01-Sep-36 144,000.00 143,825.1109.79 80 01-Sep-06 A ZZ 1 360 22 23-Aug-06 0 0 0 A5AL 48 0.45 55 Y 607 10637972 480 8.2 7.75 01-Oct-06 01-Sep-36 94,500.00 94,44671.3 90 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 29 0.45 G8 N 628 10637978 360 9.65 9.2 01-Oct-06 01-Sep-36 252,000.00 251,758.2146.59 70 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 B AL 35 0.45 55 N 529 10637980 360 8.65 8.2 01-Oct-06 01-Sep-36 116,000.00 115,863.904.31 80 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 29000 100 A5AL 25 0.45 55 N 610 10637982 360 11.4 10.95 01-Oct-06 01-Sep-36 66,500.00 66,45653.48 95 01-Sep-06 A ZZ 1 360 22 29-Aug-06 0 0 0 A5AL 48 0.45 55 Y 621 10637986 360 7.8 7.35 01-Oct-06 01-Sep-36 243,200.00 243,200.1580.8 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 60800 100 A4AL 33 0.45 55 Y 648 10637988 360 7.2 6.75 01-Oct-06 01-Sep-36 199,920.00 199,920.1199.52 80 01-Sep-06 A ZZ 1 360 02 17-Aug-06 0 49980 100 A5AL 23 0.45 55 Y 650 10637990 360 9.95 9.5 01-Oct-06 01-Sep-36 53,550.00 53,50467.97 90 01-Sep-06 A ZZ 1 360 42 22-Aug-06 0 0 0 A5AL 41 0.45 55 Y 596 10637994 480 9.99 9.54 01-Oct-06 01-Sep-36 131,750.00 131,708.1117.72 85 01-Sep-06 A ZZ 5 360 12 16-Aug-06 0 0 0 B AL 31 0.45 GD N 545 10637996 480 7.19 6.74 01-Oct-06 01-Sep-36 204,000.00 203,852.1295.98 85 01-Sep-06 A ZZ 5 360 12 22-Aug-06 0 0 0 A4AL 43 0.45 GD Y 649 10637998 480 7.6 7.15 01-Oct-06 01-Sep-36 130,500.00 130,415.868.45 90 01-Sep-06 A ZZ 5 360 12 26-Aug-06 0 0 0 A4AL 22 0.45 GD Y 621 10638002 360 11.45 11 01-Oct-06 01-Sep-36 26,400.00 26,38260.44 20 01-Sep-06 F ZZ 1 360 22 09-Aug-06 0 105600 100 A5AL 42 0.45 57 N 710 10638006 480 7.25 6.8 01-Oct-06 01-Sep-36 128,000.00 127,908.818.79 80 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 32000 100 AXAL 43 0.45 GD Y 641 10638008 360 9.95 9.5 01-Oct-06 01-Sep-36 135,000.00 134,878.1179.74 85 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 40 0.45 55 N 525 10638014 360 11.9 11.45 01-Oct-06 01-Sep-36 55,225.00 55,19563.81 20 01-Sep-06 F ZZ 1 360 22 03-Aug-06 0 220900 100 A5AL 25 0.45 57 Y 662 10638016 480 7.9 7.45 01-Oct-06 01-Sep-36 95,000.00 94,94653.43 85 01-Sep-06 A ZZ 5 360 42 18-Aug-06 0 0 0 AXAL 39 0.45 GD Y 569 10638020 360 10.85 10.4 01-Oct-06 01-Sep-36 39,750.00 39,72374.06 15 01-Sep-06 F ZZ 1 360 22 25-Aug-06 0 212000 95 A4AL 45 0.45 57 Y 723 10638024 360 7.7 7.25 01-Oct-06 01-Sep-36 92,800.00 92,66661.63 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 23200 100 A5AL 42 0.45 55 Y 611 10638026 360 8 7.55 01-Oct-06 01-Sep-36 110,000.00 109,851.807.15 74 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 34 0.45 42 Y 615 10638028 480 8.2 7.75 01-Oct-06 01-Sep-36 156,000.00 155,915.1108.17 67 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 AMAL 22 0.45 GD Y 564 10638034 360 9.8 9.35 01-Oct-06 01-Sep-36 301,750.00 301,470.2603.59 85 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A5AL 33 0.45 46 N 530 10638038 360 8.75 8.3 01-Oct-06 01-Sep-36 129,500.00 129,350.1018.78 80 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 50 0.45 55 N 543 10638040 360 7.7 7.25 01-Oct-06 01-Sep-36 111,000.00 110,841.791.39 77 01-Sep-06 A ZZ 5 360 42 18-Aug-06 0 0 0 A4AL 46 0.45 55 N 596 10638042 480 8.65 8.2 01-Oct-06 01-Sep-36 145,000.00 144,931.1079.57 65 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 0 0 A4AL 20 0.45 GD Y 627 10638044 480 9.75 9.3 01-Oct-06 01-Sep-36 176,000.00 175,939.1460.03 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 C AL 34 0.45 GD N 547 10638054 360 8.05 7.6 01-Oct-06 01-Sep-36 269,320.00 268,961.1985.58 95 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 38 0.45 55 Y 631 10638056 360 9.15 8.7 01-Oct-06 01-Sep-36 109,600.00 109,483.893.73 80 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 C AL 44 0.45 42 N 551 10638060 360 7.3 6.85 01-Oct-06 01-Sep-36 120,000.00 119,814.822.69 60 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 18 0.45 42 Y 663 10638066 360 12.75 12.3 01-Oct-06 01-Sep-36 68,800.00 68,76747.65 20 01-Sep-06 F ZZ 1 360 02 10-Aug-06 0 275200 100 A4AL 39 0.45 57 N 613 10638070 360 9.99 9.54 01-Oct-06 01-Sep-36 58,400.00 58,34512.08 80 01-Sep-06 A ZZ 5 360 22 22-Aug-06 0 0 0 A5AL 42 0.45 55 N 653 10638072 480 6.99 6.54 01-Oct-06 01-Sep-36 169,500.00 169,370.1052.1 93 01-Sep-06 A ZZ 2 360 02 25-Aug-06 0 0 0 A4AL 45 0.45 GD Y 702 10638078 360 7.85 7.4 01-Oct-06 01-Sep-36 168,000.00 167,766.1215.21 80 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 45 0.45 55 N 567 10638080 480 8.55 8.1 01-Oct-06 01-Sep-36 137,700.00 137,632.1014.72 90 01-Sep-06 A ZZ 5 360 02 29-Aug-06 0 0 0 A4AL 49 0.45 GD N 716 10638082 360 7.35 6.9 01-Oct-06 01-Sep-36 178,000.00 177,726.1226.38 69 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 40 0.45 55 Y 603 10638086 360 9.7 9.25 01-Oct-06 01-Sep-36 138,400.00 138,268.1184 80 01-Sep-06 F ZZ 2 360 02 23-Aug-06 0 34600 100 C AL 48 0.45 42 Y 617 10638088 480 8.5 8.05 01-Oct-06 01-Sep-36 180,000.00 179,910.1319.57 80 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 34 0.45 GD Y 573 10638090 360 8.65 8.2 01-Oct-06 01-Sep-36 215,000.00 214,746.1676.08 71 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 AMAL 43 0.45 55 Y 579 10638092 360 8.9 8.45 01-Oct-06 01-Sep-36 369,000.00 368,586.2942.55 90 01-Sep-06 F ZZ 5 360 22 21-Aug-06 0 0 0 A4AL 48 0.45 42 Y 623 10638094 480 8.45 8 01-Oct-06 01-Sep-36 86,250.00 86,20629.02 75 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 48 0.45 GD N 602 10638096 360 8.75 8.3 01-Oct-06 01-Sep-36 356,000.00 355,588.2800.66 80 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 34 0.45 55 N 549 10638098 360 7.6 7.15 01-Oct-06 01-Sep-36 183,000.00 182,732.1292.12 80 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 46 0.45 55 Y 691 10638100 360 9.075 8.625 01-Oct-06 01-Sep-36 211,650.00 211,421.1714.42 85 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 B AL 55 0.45 46 Y 568 10638106 480 8.64 8.19 01-Oct-06 01-Sep-36 297,500.00 297,358.2212.7 85 01-Sep-06 A ZZ 5 360 22 14-Aug-06 0 0 0 A4AL 28 0.45 GD Y 664 10638110 360 6.99 6.54 01-Oct-06 01-Sep-36 165,000.00 164,728.1096.65 58 01-Sep-06 F ZZ 5 360 02 11-Aug-06 0 0 0 A5AL 49 0.45 42 Y 756 10638112 360 8.9 8.45 01-Oct-06 01-Sep-36 192,500.00 192,284.1535.07 85 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 55 0.45 55 Y 527 10638114 360 7.99 7.54 01-Oct-06 01-Sep-36 150,400.00 150,197.1102.54 80 01-Sep-06 A ZZ 1 360 22 21-Aug-06 0 37600 100 A5AL 38 0.45 46 Y 723 10638116 360 8.99 8.54 01-Oct-06 01-Sep-36 535,000.00 535,000.4008.04 100 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 49 0.45 55 Y 614 10638120 480 7.19 6.74 01-Oct-06 01-Sep-36 188,000.00 187,863.1194.33 69 01-Oct-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A5AL 50 0.45 GD Y 610 10638130 480 9.5 9.05 01-Oct-06 01-Sep-36 161,500.00 161,440.1308.25 85 01-Sep-06 A ZZ 5 360 22 29-Aug-06 0 0 0 A4AL 44 0.45 GD Y 634 10638132 360 8.55 8.1 01-Oct-06 01-Sep-36 265,000.00 264,681.2047.02 72 01-Sep-06 A ZZ 5 360 22 23-Aug-06 0 0 0 A4AL 40 0.45 55 N 589 10638138 480 8.19 7.74 01-Oct-06 01-Sep-36 496,000.00 495,730.3519.66 80 01-Sep-06 A ZZ 2 360 02 24-Aug-06 0 124000 100 A4AL 41 0.45 GD Y 638 10638144 480 7.75 7.3 01-Oct-06 01-Sep-36 300,000.00 299,814.2029.86 83 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 28300 91 A4AL 46 0.45 G8 N 608 10638146 480 8.5 8.05 01-Oct-06 01-Sep-36 146,400.00 146,327.1073.25 80 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 36600 100 A4AL 45 0.45 GD Y 659 10638150 480 9.55 9.1 01-Oct-06 01-Sep-36 158,950.00 158,892.1293.78 85 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A5AL 49 0.45 GD N 588 10638152 360 7.99 7.54 01-Oct-06 01-Sep-36 202,000.00 201,727.1480.8 71 01-Oct-06 F ZZ 5 360 02 23-Aug-06 0 0 0 C AL 48 0.45 42 N 604 10638156 360 9.74 9.29 01-Oct-06 01-Sep-36 212,000.00 211,800.1819.86 100 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 29 0.45 55 Y 612 10638158 360 9.2 8.75 01-Oct-06 01-Sep-36 382,500.00 382,097.3132.89 85 01-Sep-06 A ZZ 1 360 22 23-Aug-06 0 0 0 A5AL 49 0.45 55 N 579 10638160 480 8.55 8.1 01-Oct-06 01-Sep-36 274,500.00 274,365.2022.8 90 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 AXAL 29 0.45 GD N 567 10638164 360 10.3 9.85 01-Oct-06 01-Sep-36 99,000.00 98,91890.83 90 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 AXAL 35 0.45 55 Y 551 10638166 360 8.595 8.145 01-Oct-06 01-Sep-36 144,000.00 143,828.1116.95 100 01-Sep-06 F ZZ 5 360 02 08-Aug-06 0 0 0 A4AL 49 0.45 42 Y 681 10638168 360 6.85 6.4 01-Oct-06 01-Sep-36 212,000.00 212,000.1210.17 80 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 39750 95 A4AL 45 0.45 55 Y 661 10638172 480 7.24 6.79 01-Oct-06 01-Sep-36 416,250.00 415,952.2659.59 67 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 36 0.45 GD Y 656 10638174 360 9.7 9.25 01-Oct-06 01-Sep-36 93,000.00 92,91795.61 100 01-Sep-06 A ZZ 1 360 22 22-Aug-06 0 0 0 A5AL 45 0.45 55 Y 641 10638176 360 11.3 10.85 01-Oct-06 01-Sep-36 53,000.00 52,96516.79 20 01-Sep-06 F ZZ 1 360 22 10-Aug-06 0 212000 100 A4AL 34 0.45 57 N 670 10638182 480 8.7 8.25 01-Oct-06 01-Sep-36 176,000.00 175,917.1317.09 80 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 44000 100 A5AL 46 0.45 GD N 618 10638184 360 7.55 7.1 01-Oct-06 01-Sep-36 160,000.00 159,764.1124.23 64 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 31 0.45 55 Y 571 10638188 360 10.75 10.3 01-Oct-06 01-Sep-36 139,500.00 139,394.1302.21 90 01-Sep-06 A ZZ 5 360 12 18-Aug-06 0 0 0 B AL 52 0.45 46 Y 551 10638192 360 7.5 7.05 01-Oct-06 01-Sep-36 124,000.00 123,815.867.03 90 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 49 0.45 42 Y 641 10638198 360 8.99 8.54 01-Oct-06 01-Sep-36 188,700.00 188,492.1516.97 85 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 AMAL 30 0.45 55 N 552 10638200 360 7.849 7.399 01-Oct-06 01-Sep-36 470,050.00 470,050.3074.52 85 01-Sep-06 F ZZ 5 360 22 18-Aug-06 0 0 0 A4AL 45 0.45 42 N 713 10638202 360 9.25 8.8 01-Oct-06 01-Sep-36 100,000.00 99,78822.68 100 01-Oct-06 F ZZ 1 360 02 14-Aug-06 0 0 0 A5AL 48 0.45 42 Y 656 10638204 360 7.9 7.45 01-Oct-06 01-Sep-36 184,000.00 183,747.1337.33 88 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 36 0.45 55 Y 623 10638206 480 8.55 8.1 01-Oct-06 01-Sep-36 310,500.00 310,347.2288.08 90 01-Oct-06 A ZZ 5 360 22 16-Aug-06 0 0 0 A4AL 35 0.45 GD Y 638 10638208 360 7.725 7.275 01-Oct-06 01-Sep-36 166,400.00 166,163.1189.24 80 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 41600 100 A5AL 44 0.45 46 N 667 10638210 360 8.9 8.45 01-Oct-06 01-Sep-36 160,000.00 160,000.1186.67 80 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 40000 100 A4AL 44 0.45 55 Y 607 10638212 480 7.9 7.45 01-Oct-06 01-Sep-36 216,800.00 216,671.1491.2 80 01-Sep-06 A ZZ 5 360 22 22-Aug-06 0 54200 100 A4AL 30 0.45 GD Y 667 10638214 360 8.175 7.725 01-Oct-06 01-Sep-36 129,200.00 129,032.963.84 85 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 28 0.45 42 Y 692 10638216 360 8.5 8.05 01-Oct-06 01-Sep-36 113,000.00 112,862.868.88 77 01-Sep-06 A ZZ 1 360 02 28-Aug-06 0 0 0 A4AL 54 0.45 55 Y 550 10638218 360 7.85 7.4 01-Oct-06 01-Sep-36 113,000.00 112,843.817.37 85 01-Sep-06 A ZZ 2 360 02 23-Aug-06 0 0 0 A5AL 37 0.45 55 N 612 10638222 480 7.065 6.615 01-Oct-06 01-Sep-36 415,000.00 414,688.2598.56 79 01-Sep-06 A ZZ 5 360 22 15-Aug-06 0 0 0 A4AL 35 0.45 G9 Y 706 10638224 360 9.2 8.75 01-Oct-06 01-Sep-36 144,500.00 144,348.1183.54 100 01-Sep-06 F ZZ 1 360 02 24-Aug-06 0 0 0 A5AL 33 0.45 42 N 664 10638228 360 8.55 8.1 01-Oct-06 01-Sep-36 258,300.00 257,989.1995.27 90 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 0 0 A5AL 48 0.45 46 N 581 10638230 480 7.8 7.35 01-Oct-06 01-Sep-36 270,000.00 269,835.1836.94 62 01-Sep-06 A ZZ 5 360 22 10-Aug-06 0 0 0 A4AL 39 0.45 GD Y 600 10638232 360 7.8 7.35 01-Oct-06 01-Sep-36 163,000.00 162,771.1173.39 85 01-Sep-06 A ZZ 5 360 42 15-Aug-06 0 0 0 A4AL 36 0.45 55 Y 555 10638234 360 8.69 8.24 01-Oct-06 01-Sep-36 119,000.00 118,860.931.08 85 01-Sep-06 F ZZ 5 360 22 21-Aug-06 0 0 0 A5AL 34 0.45 42 Y 638 10638236 360 9 8.55 01-Oct-06 01-Sep-36 93,280.00 93,17750.56 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 22 0.45 55 N 542 10638238 360 7.99 7.54 01-Oct-06 01-Sep-36 328,000.00 327,557.2404.47 80 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 82000 100 A4AL 51 0.45 46 N 650 10638242 480 7.55 7.1 01-Oct-06 01-Sep-36 165,000.00 164,892.1091.92 74 01-Sep-06 A ZZ 5 360 42 24-Aug-06 0 0 0 A4AL 36 0.45 GD N 653 10638246 360 9.1 8.65 01-Oct-06 01-Sep-36 110,000.00 109,881.893.02 100 01-Sep-06 A ZZ 1 360 02 15-Aug-06 0 0 0 A5AL 31 0.45 55 Y 608 10638248 480 6.99 6.54 01-Oct-06 01-Sep-36 335,200.00 334,943.2080.61 80 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 83800 100 A4AL 42 0.45 GD N 615 10638250 360 9.6 9.15 01-Oct-06 01-Sep-36 297,500.00 297,212.2523.28 85 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 0 0 AMAL 41 0.45 42 N 549 10638252 480 9.7 9.25 01-Oct-06 01-Sep-36 82,500.00 82,47681.17 100 01-Sep-06 A ZZ 1 360 22 22-Aug-06 0 0 0 A5AL 47 0.45 GD N 716 10638254 480 8.4 7.95 01-Oct-06 01-Sep-36 128,700.00 128,634.933.72 90 01-Sep-06 F ZZ 1 360 02 25-Aug-06 0 0 0 A4AL 39 0.45 G8 Y 668 10638256 360 7.15 6.7 01-Oct-06 01-Sep-36 140,000.00 139,776.945.57 53 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 42 0.45 55 Y 667 10638258 360 8.05 7.6 01-Oct-06 01-Sep-36 168,000.00 168,000.1127 80 01-Sep-06 A ZZ 5 360 22 11-Aug-06 0 31500 95 A4AL 41 0.45 46 Y 687 10638260 360 9.3 8.85 01-Oct-06 01-Sep-36 225,000.00 224,768.1859.18 75 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 33 0.45 55 N 598 10638262 480 7.65 7.2 01-Oct-06 01-Sep-36 116,000.00 115,926.776.26 80 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 25868 98 A4AL 49 0.45 G8 Y 660 10638266 360 8.35 7.9 01-Oct-06 01-Sep-36 186,000.00 186,000.1294.25 89 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 46 0.45 M7 Y 616 10638268 360 8.99 8.54 01-Oct-06 01-Sep-36 365,500.00 365,098.2938.27 85 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 AXAL 49 0.45 42 Y 601 10638274 480 9.25 8.8 01-Oct-06 01-Sep-36 253,000.00 252,899.2000.38 77 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A5AL 37 0.45 GD N 564 10638276 480 9.15 8.7 01-Oct-06 01-Sep-36 74,400.00 74,36582.5 80 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 17595 99 A4AL 41 0.45 GD Y 607 10638278 360 7.64 7.19 01-Oct-06 01-Sep-36 256,800.00 256,800.1634.96 80 01-Sep-06 A ZZ 1 360 22 21-Aug-06 0 64200 100 A4AL 41 0.45 55 Y 676 10638284 360 6.99 6.54 01-Oct-06 01-Sep-36 388,000.00 387,360.2578.77 79 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 38 0.45 55 N 680 10638286 360 11.05 10.6 01-Oct-06 01-Sep-36 69,000.00 68,95659.72 75 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 B AL 32 0.45 42 Y 550 10638288 360 8.9 8.45 01-Oct-06 01-Sep-36 183,150.00 182,944.1460.51 90 01-Sep-06 A ZZ 2 360 02 25-Aug-06 0 0 0 A5AL 52 0.45 55 Y 599 10638292 480 8.8 8.35 01-Oct-06 01-Sep-36 162,000.00 161,926.1224.72 88 01-Sep-06 A ZZ 2 360 22 15-Aug-06 0 0 0 A5AL 46 0.45 GD Y 698 10638296 360 8.2 7.75 01-Oct-06 01-Sep-36 157,700.00 157,496.1179.21 83 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 49 0.45 42 Y 654 10638298 360 7.54 7.09 01-Oct-06 01-Sep-36 580,000.00 579,143.4071.35 80 01-Sep-06 A ZZ 5 360 22 23-Aug-06 0 145000 100 A4AL 49 0.45 55 Y 717 10638300 360 7.9 7.45 01-Oct-06 01-Sep-36 134,010.00 133,825.974 90 01-Sep-06 A ZZ 1 360 22 18-Aug-06 0 0 0 A5AL 22 0.45 55 Y 684 10638302 480 8.35 7.9 01-Oct-06 01-Sep-36 246,500.00 246,372.1779.01 85 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 30 0.45 GD N 569 10638306 480 10.45 10 01-Oct-06 01-Sep-36 96,300.00 96,27851.89 75 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 0 0 A4AL 28 0.45 GD N 607 10638308 360 10.35 9.9 01-Oct-06 01-Sep-36 89,100.00 89,02805.06 90 01-Sep-06 A ZZ 1 360 42 31-Aug-06 0 0 0 A5AL 50 0.45 55 Y 547 10638312 360 8.55 8.1 01-Oct-06 01-Sep-36 80,000.00 79,90617.97 86 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 B AL 45 0.45 55 N 562 10638314 360 9.65 9.2 01-Oct-06 01-Sep-36 228,500.00 228,281.1946.41 91 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 34 0.45 55 Y 584 10638316 360 6.6 6.15 01-Oct-06 01-Sep-36 312,800.00 312,243.1997.73 85 01-Sep-06 F ZZ 5 360 02 22-Aug-06 0 53801 100 A4AL 37 0.45 42 Y 674 10638320 360 8 7.55 01-Oct-06 01-Sep-36 132,000.00 131,822.968.57 79 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 37 0.45 55 N 655 10638322 360 10.05 9.6 01-Oct-06 01-Sep-36 107,635.00 107,540.948.56 80 01-Sep-06 F ZZ 2 360 22 24-Aug-06 0 27000 100 A4AL 41 0.45 42 Y 651 10638324 360 8.25 7.8 01-Oct-06 01-Sep-36 190,840.00 190,840.1312.03 80 01-Sep-06 A ZZ 1 360 22 23-Aug-06 0 47711 100 A4AL 46 0.45 55 Y 684 10638330 480 7.24 6.79 01-Oct-06 01-Sep-36 250,400.00 250,221.1599.91 80 01-Sep-06 A ZZ 1 360 22 17-Aug-06 0 62600 100 A5AL 34 0.45 GD Y 671 10638332 360 6.275 5.825 01-Oct-06 01-Sep-36 201,970.00 201,587.1246.85 80 01-Sep-06 A ZZ 1 360 02 21-Aug-06 0 50492 100 A5AL 40 0.45 55 Y 783 10638336 360 8.55 8.1 01-Oct-06 01-Sep-36 93,600.00 93,48723.03 80 01-Sep-06 F ZZ 2 360 02 21-Aug-06 0 23400 100 A4AL 43 0.45 42 Y 634 10638338 360 7.25 6.8 01-Oct-06 01-Sep-36 112,000.00 111,824.764.04 43 01-Sep-06 F ZZ 1 360 02 25-Aug-06 0 0 0 C AL 37 0.45 42 Y 667 10638340 480 8.3 7.85 01-Oct-06 01-Sep-36 199,710.00 199,604.1433.76 90 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 AXAL 15 0.45 GD Y 622 10638342 360 7.3 6.85 01-Oct-06 01-Sep-36 302,000.00 301,532.2070.43 78 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 C AL 45 0.45 42 N 681 10638344 360 8.25 7.8 01-Oct-06 01-Sep-36 180,000.00 180,000.1237.5 80 01-Sep-06 A ZZ 1 360 22 24-Aug-06 0 45000 100 A4AL 39 0.45 55 Y 653 10638346 360 7.45 7 01-Oct-06 01-Sep-36 98,400.00 98,25684.67 80 01-Sep-06 F ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 39 0.45 42 N 660 10638348 360 11.55 11.1 01-Oct-06 01-Sep-36 71,500.00 71,45710.79 100 01-Sep-06 F ZZ 1 360 02 30-Aug-06 0 0 0 A5AL 46 0.45 42 Y 585 10638350 360 8.15 7.7 01-Oct-06 01-Sep-36 152,000.00 151,801.1131.26 80 01-Sep-06 A ZZ 5 360 22 09-Aug-06 0 0 0 A4AL 44 0.45 55 Y 663 10638352 360 8.85 8.4 01-Oct-06 01-Sep-36 96,000.00 95,89762.1 80 01-Sep-06 F ZZ 2 360 22 18-Aug-06 0 24000 100 A4AL 40 0.45 42 Y 707 10638354 360 9.99 9.54 01-Oct-06 01-Sep-36 66,000.00 65,94578.71 100 01-Sep-06 A ZZ 1 360 02 23-Aug-06 0 0 0 A5AL 41 0.45 55 Y 659 10638358 360 9.99 9.54 01-Oct-06 01-Sep-36 44,445.00 44,40389.71 20 01-Sep-06 F ZZ 1 360 02 11-Aug-06 0 177780 101 A5AL 36 0.45 57 N 740 10638360 240 8.4 7.95 01-Oct-06 01-Sep-26 80,000.00 79,74689.21 49 01-Sep-06 F ZZ 5 240 02 24-Aug-06 0 0 0 AMAL 39 0.45 42 Y 662 10638362 360 8.5 8.05 01-Oct-06 01-Sep-36 128,000.00 127,844.984.21 80 01-Sep-06 A ZZ 5 360 22 22-Aug-06 0 0 0 AXAL 34 0.45 55 Y 630 10638364 360 9.55 9.1 01-Oct-06 01-Sep-36 106,000.00 105,896.895.18 85 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 0 0 A5AL 40 0.45 55 Y 596 10638366 360 7.25 6.8 01-Oct-06 01-Sep-36 178,640.00 178,640.1079.28 80 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 44660 100 A5AL 46 0.45 55 Y 668 10638368 360 8.1 7.65 01-Oct-06 01-Sep-36 100,500.00 100,367.744.46 67 01-Sep-06 A ZZ 2 360 02 17-Aug-06 0 0 0 A5AL 46 0.45 55 Y 552 10638370 360 9.85 9.4 01-Oct-06 01-Sep-36 78,200.00 78,12677.61 85 01-Sep-06 A ZZ 1 360 02 21-Aug-06 0 0 0 A5AL 36 0.45 55 Y 569 10638372 480 8.95 8.5 01-Oct-06 01-Sep-36 105,925.00 105,878.812.99 95 01-Oct-06 A ZZ 1 360 02 23-Aug-06 0 0 0 A5AL 46 0.45 55 N 584 10638374 360 9.99 9.54 01-Oct-06 01-Sep-36 229,900.00 229,695.2015.84 100 01-Sep-06 A ZZ 1 360 22 22-Aug-06 0 0 0 A5AL 46 0.45 55 Y 683 10638376 360 9.05 8.6 01-Oct-06 01-Sep-36 203,400.00 203,400.1533.98 90 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 21 0.45 55 Y 591 10638378 480 9.1 8.65 01-Oct-06 01-Sep-36 176,400.00 176,326.1374.28 90 01-Sep-06 A ZZ 2 360 22 17-Aug-06 0 0 0 AMAL 49 0.45 GD Y 622 10638384 360 8.75 8.3 01-Oct-06 01-Sep-36 216,000.00 215,750.1699.28 80 01-Sep-06 A ZZ 1 360 22 18-Aug-06 0 54000 100 A4AL 47 0.45 55 Y 651 10638386 360 9.38 8.93 01-Oct-06 01-Sep-36 36,800.00 36,76306.22 20 01-Sep-06 F ZZ 1 360 02 08-Aug-06 0 147200 100 A5AL 44 0.45 57 Y 632 10638390 360 9.2 8.75 01-Oct-06 01-Sep-36 65,000.00 64,93532.39 65 01-Sep-06 A ZZ 1 360 02 21-Aug-06 0 0 0 A5AL 40 0.45 55 Y 556 10638392 360 7.95 7.5 01-Oct-06 01-Sep-36 220,500.00 220,200.1610.28 70 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 AMAL 42 0.45 55 N 521 10638394 360 8.7 8.25 01-Oct-06 01-Sep-36 93,150.00 93,04729.49 90 01-Sep-06 A T 1 360 02 28-Aug-06 0 0 0 A5AL 50 0.45 55 Y 591 10638396 360 7.95 7.5 01-Oct-06 01-Sep-36 315,000.00 314,571.2300.39 70 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 0 0 A5AL 43 0.45 55 N 652 10638398 480 7.15 6.7 01-Oct-06 01-Sep-36 128,000.00 127,906.809.42 59 01-Oct-06 A ZZ 5 360 02 16-Aug-06 0 0 0 C AL 49 0.45 GD Y 625 10638400 480 8.45 8 01-Oct-06 01-Sep-36 168,360.00 168,275.1227.84 64 01-Sep-06 F ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 46 0.45 G8 Y 606 10638402 360 8.3 7.85 01-Oct-06 01-Sep-36 80,000.00 79,89603.83 67 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 33 0.45 55 Y 604 10638408 360 7.65 7.2 01-Oct-06 01-Sep-36 131,100.00 130,910.930.18 94 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 31 0.45 42 Y 643 10638410 480 8.75 8.3 01-Oct-06 01-Sep-36 111,000.00 110,948.834.91 100 01-Sep-06 F ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 46 0.45 G8 Y 655 10638412 360 9.4 8.95 01-Oct-06 01-Sep-36 108,000.00 107,891.900.26 90 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 C AL 27 0.45 55 N 560 10638416 360 10.25 9.8 01-Oct-06 01-Sep-36 29,800.00 29,77267.04 20 01-Sep-06 F ZZ 1 360 02 11-Aug-06 0 119200 100 A5AL 48 0.45 57 Y 657 10638418 360 8.55 8.1 01-Oct-06 01-Sep-36 205,000.00 204,753.1583.55 100 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 45 0.45 55 Y 714 10638420 360 7.95 7.5 01-Oct-06 01-Sep-36 143,000.00 142,805.1044.31 65 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 45 0.45 55 Y 536 10638422 480 9.25 8.8 01-Oct-06 01-Sep-36 435,000.00 434,826.3439.38 90 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 0 0 A5AL 49 0.45 GD N 643 10638424 360 8.2 7.75 01-Oct-06 01-Sep-36 185,500.00 185,260.1387.09 70 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 26 0.45 55 N 556 10638426 480 9.049 8.599 01-Oct-06 01-Sep-36 116,000.00 115,950.899.16 80 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 AXAL 45 0.45 G9 Y 522 10638428 360 11.85 11.4 01-Oct-06 01-Sep-36 50,700.00 50,66515.67 20 01-Sep-06 F ZZ 1 360 22 11-Aug-06 0 202800 100 A5AL 34 0.45 57 Y 659 10638430 480 7.1 6.65 01-Oct-06 01-Sep-36 468,000.00 467,652.2942.36 84 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 25 0.45 GD Y 728 10638432 480 8.85 8.4 01-Oct-06 01-Sep-36 110,500.00 110,450.839.62 85 01-Sep-06 A ZZ 2 360 02 16-Aug-06 0 0 0 A4AL 46 0.45 GD N 548 10638436 360 8.8 8.35 01-Oct-06 01-Sep-36 210,000.00 209,759.1659.58 80 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 47 0.45 42 Y 576 10638438 360 7.75 7.3 01-Oct-06 01-Sep-36 132,000.00 131,813.945.67 80 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 33000 100 A4AL 25 0.45 55 Y 705 10638440 360 10.55 10.1 01-Oct-06 01-Sep-36 67,500.00 67,44619.98 90 01-Sep-06 F ZZ 5 360 02 21-Aug-06 0 0 0 C AL 46 0.45 42 Y 583 10638442 360 7.85 7.4 01-Oct-06 01-Sep-36 159,000.00 158,779.1150.11 75 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 43 0.45 46 Y 606 10638444 360 11.45 11 01-Oct-06 01-Sep-36 22,180.00 22,16218.81 20 01-Sep-06 F ZZ 1 360 22 09-Aug-06 0 88720 100 A5AL 38 0.45 57 N 697 10638448 360 9.35 8.9 01-Oct-06 01-Sep-36 135,200.00 135,062.1122.07 80 01-Sep-06 F ZZ 5 360 02 17-Aug-06 0 0 0 C AL 39 0.45 42 N 527 10638450 360 7.55 7.1 01-Oct-06 01-Sep-36 147,200.00 146,983.1034.29 80 01-Sep-06 F ZZ 5 360 22 22-Aug-06 0 36800 100 A4AL 35 0.45 42 Y 672 10638452 360 10.7 10.25 01-Oct-06 01-Sep-36 156,750.00 156,630.1457.35 95 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 44 0.45 46 Y 558 10638462 360 8.95 8.5 01-Oct-06 01-Sep-36 185,300.00 185,094.1484.31 85 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 B AL 46 0.45 55 Y 605 10638466 360 7.74 7.29 01-Oct-06 01-Sep-36 215,920.00 215,613.1545.39 80 01-Sep-06 F ZZ 1 360 22 24-Aug-06 0 53980 100 A5AL 46 0.45 42 Y 704 10638468 360 7.95 7.5 01-Oct-06 01-Sep-36 227,800.00 227,490.1663.59 85 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 42 0.45 55 Y 596 10638470 480 6.89 6.44 01-Oct-06 01-Sep-36 278,000.00 277,780.1705.42 72 01-Sep-06 A ZZ 5 360 02 14-Aug-06 0 0 0 AMAL 35 0.45 GD Y 626 10638472 360 8.25 7.8 01-Oct-06 01-Sep-36 292,500.00 292,500.2010.94 90 01-Sep-06 A ZZ 1 360 12 17-Aug-06 0 0 0 A5AL 15 0.45 55 Y 638 10638474 360 8.45 8 01-Oct-06 01-Sep-36 153,105.00 152,916.1171.83 80 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 38276 100 A5AL 48 0.45 55 Y 671 10638476 480 7.95 7.5 01-Oct-06 01-Sep-36 200,500.00 200,383.1386.59 90 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 48 0.45 G9 N 616 10638480 180 6.6 6.15 01-Oct-06 01-Sep-21 450,000.00 447,052.3944.77 61 01-Sep-06 F ZZ 5 180 02 17-Aug-06 0 0 0 AMAL 36 0.45 45 Y 597 10638484 480 8.55 8.1 01-Oct-06 01-Sep-36 244,800.00 244,680.1803.94 90 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 0 0 A4AL 40 0.45 GD N 641 10638486 360 8.6 8.15 01-Oct-06 01-Sep-36 137,600.00 137,600.986.13 80 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 34400 100 A4AL 48 0.45 55 Y 623 10638490 360 8.78 8.33 01-Oct-06 01-Sep-36 200,000.00 199,770.1577.69 71 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 C AL 36 0.45 42 Y 556 10638496 360 8.9 8.45 01-Oct-06 01-Sep-36 272,700.00 272,394.2174.62 90 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 C AL 42 0.45 55 Y 587 10638498 480 9.8 9.35 01-Oct-06 01-Sep-36 184,500.00 184,437.1537.76 90 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 AMAL 31 0.45 G9 Y 575 10638500 360 7.35 6.9 01-Oct-06 01-Sep-36 140,000.00 139,785.964.57 64 01-Sep-06 F ZZ 5 360 22 21-Aug-06 0 0 0 A4AL 45 0.45 42 N 660 10638504 360 7.05 6.6 01-Oct-06 01-Sep-36 104,400.00 104,230.698.09 80 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 26100 100 A4AL 42 0.45 55 Y 678 10638506 360 10.15 9.7 01-Oct-06 01-Sep-36 26,100.00 26,07231.95 20 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 104400 100 A4AL 49 0.45 57 Y 678 10638508 360 7.5 7.05 01-Oct-06 01-Sep-36 163,185.00 162,942.1141.02 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 40796 100 A4AL 47 0.45 55 N 658 10638512 360 7.125 6.675 01-Oct-06 01-Sep-36 235,000.00 234,623.1583.24 83 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 42 0.45 46 Y 646 10638514 480 8.95 8.5 01-Oct-06 01-Sep-36 182,600.00 182,520.1401.49 49 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 A4AL 51 0.45 46 Y 580 10638516 360 8.75 8.3 01-Oct-06 01-Sep-36 103,700.00 103,580.815.81 85 01-Sep-06 F ZZ 5 360 02 22-Aug-06 0 0 0 AMAL 46 0.45 42 Y 591 10638520 360 7.85 7.4 01-Oct-06 01-Sep-36 494,000.00 493,314.3573.28 95 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 33 0.45 55 N 675 10638524 480 8.5 8.05 01-Oct-06 01-Sep-36 147,000.00 146,926.1077.65 85 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 47 0.45 G9 N 577 10638526 480 7.85 7.4 01-Oct-06 01-Sep-36 115,200.00 115,130.788.07 80 01-Sep-06 A ZZ 1 360 22 18-Aug-06 0 28800 100 A5AL 29 0.45 GD Y 697 10638530 480 8.48 8.03 01-Oct-06 01-Sep-36 280,000.00 279,860.2048.41 100 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 0 0 A5AL 50 0.45 GD Y 683 10638532 360 9.5 9.05 01-Oct-06 01-Sep-36 186,200.00 186,016.1565.68 95 01-Sep-06 A ZZ 2 360 02 15-Aug-06 0 0 0 A5AL 39 0.45 55 N 622 10638534 480 7.775 7.325 01-Oct-06 01-Sep-36 161,200.00 161,101.1093.72 65 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 45 0.45 GD Y 576 10638536 360 7.95 7.5 01-Oct-06 01-Sep-36 140,000.00 139,809.1022.4 80 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 26250 95 AMAL 53 0.45 55 Y 628 10638546 360 7.35 6.9 01-Oct-06 01-Sep-36 157,500.00 157,500.964.69 90 01-Sep-06 A ZZ 5 360 02 14-Aug-06 0 0 0 A4AL 36 0.45 55 Y 642 10638550 360 7.2 6.75 01-Oct-06 01-Sep-36 108,000.00 107,787.733.1 51 01-Oct-06 F ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 48 0.45 42 Y 654 10638552 480 9.65 9.2 01-Oct-06 01-Sep-36 107,100.00 107,062.880.1 85 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 C AL 42 0.45 GD Y 523 10638554 360 8.95 8.5 01-Oct-06 01-Sep-36 101,000.00 100,888.809.04 42 01-Sep-06 F ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 41 0.45 42 N 522 10638556 360 7.7 7.25 01-Oct-06 01-Sep-36 117,300.00 117,132.836.31 85 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A5AL 35 0.45 46 Y 648 10638558 480 7.49 7.04 01-Oct-06 01-Sep-36 319,200.00 318,987.2098.21 80 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A4AL 43 0.45 GD Y 572 10638560 480 9.8 9.35 01-Oct-06 01-Sep-36 72,000.00 71,97600.1 80 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 C AL 46 0.45 G9 Y 625 10638562 360 7.34 6.89 01-Oct-06 01-Sep-36 95,500.00 95,35657.32 42 01-Sep-06 F ZZ 5 360 02 17-Aug-06 0 0 0 AMAL 49 0.45 42 Y 618 10638566 480 7.54 7.09 01-Oct-06 01-Sep-36 342,000.00 341,775.2260.72 60 01-Sep-06 A ZZ 5 360 12 15-Aug-06 0 0 0 A5AL 50 0.45 GD Y 601 10638572 480 8.5 8.05 01-Oct-06 01-Sep-36 192,950.00 192,854.1414.51 85 01-Sep-06 A ZZ 5 360 02 11-Aug-06 0 0 0 A4AL 42 0.45 GD Y 573 10638574 360 9.99 9.54 01-Oct-06 01-Sep-36 26,000.00 25,97227.98 20 01-Oct-06 F ZZ 1 360 22 11-Aug-06 0 103953 100 A5AL 32 0.45 57 N 674 10638584 360 8.15 7.7 01-Oct-06 01-Sep-36 100,400.00 100,268.747.23 80 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 25100 100 A5AL 45 0.45 55 N 648 10638586 360 9.5 9.05 01-Oct-06 01-Sep-36 165,000.00 164,837.1387.41 100 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 23 0.45 55 N 625 10638588 360 9.2 8.75 01-Oct-06 01-Sep-36 225,000.00 224,763.1842.88 100 01-Sep-06 A ZZ 5 360 12 16-Aug-06 0 0 0 A4AL 38 0.45 M7 N 633 10638590 360 8 7.55 01-Oct-06 01-Sep-36 193,800.00 193,800.1292 85 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 44 0.45 46 Y 591 10638592 360 6.99 6.54 01-Oct-06 01-Sep-36 210,000.00 209,654.1395.73 58 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 AXAL 33 0.45 55 N 643 10638594 360 12 11.55 01-Oct-06 01-Sep-36 75,500.00 75,45776.61 68 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 AXAL 30 0.45 55 Y 534 10638598 360 8.05 7.6 01-Oct-06 01-Sep-36 173,000.00 172,769.1275.45 73 01-Oct-06 F ZZ 5 360 02 25-Aug-06 0 0 0 C AL 49 0.45 42 Y 639 10638600 360 7.75 7.3 01-Oct-06 01-Sep-36 140,000.00 139,801.1002.98 80 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 45 0.45 42 Y 671 10638602 360 7.8 7.35 01-Oct-06 01-Sep-36 191,250.00 190,981.1376.76 90 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 0 0 AXAL 44 0.45 42 Y 620 10638604 360 11.5 11.05 01-Oct-06 01-Sep-36 96,400.00 96,33954.65 80 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 B AL 48 0.45 42 N 551 10638606 360 11.6 11.15 01-Oct-06 01-Sep-36 40,555.00 40,52404.71 20 01-Sep-06 F ZZ 1 360 22 10-Aug-06 0 162220 100 A4AL 50 0.45 57 N 647 10638608 360 8.9 8.45 01-Oct-06 01-Sep-36 126,000.00 125,858.1004.78 90 01-Oct-06 A ZZ 2 360 02 21-Aug-06 0 0 0 A5AL 46 0.45 46 Y 596 10638610 360 9.65 9.2 01-Oct-06 01-Sep-36 135,000.00 134,870.1149.96 88 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 31 0.45 42 N 597 10638614 360 7.425 6.975 01-Oct-06 01-Sep-36 137,400.00 137,192.953.68 82 01-Sep-06 F ZZ 2 360 02 17-Aug-06 0 0 0 A4AL 37 0.45 42 Y 690 10638620 360 9.5 9.05 01-Oct-06 01-Sep-36 108,000.00 107,893.908.13 90 01-Oct-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A5AL 50 0.45 55 Y 586 10638624 480 9.25 8.8 01-Oct-06 01-Sep-36 100,000.00 99,96790.67 75 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 49 0.45 G8 Y 520 10638628 360 9.2 8.75 01-Oct-06 01-Sep-36 229,500.00 229,258.1879.74 90 01-Sep-06 F ZZ 5 360 22 15-Aug-06 0 0 0 A4AL 50 0.45 42 Y 643 10638632 360 7.95 7.5 01-Oct-06 01-Sep-36 236,800.00 236,477.1729.31 80 01-Sep-06 A ZZ 5 360 22 23-Aug-06 0 0 0 A4AL 34 0.45 55 N 631 10638634 480 9.35 8.9 01-Oct-06 01-Sep-36 142,000.00 141,945.1133.75 82 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 49 0.45 G8 Y 612 10638636 360 8.95 8.5 01-Oct-06 01-Sep-36 161,000.00 160,821.1289.66 100 01-Sep-06 A ZZ 1 360 02 17-Aug-06 0 0 0 C AL 48 0.45 55 Y 626 10638640 360 10.35 9.9 01-Oct-06 01-Sep-36 79,980.00 79,91722.66 20 01-Sep-06 F ZZ 1 360 02 09-Aug-06 0 319920 100 A5AL 28 0.45 57 Y 710 10638642 360 7.99 7.54 01-Oct-06 01-Sep-36 172,100.00 171,867.1261.61 52 01-Sep-06 F ZZ 5 360 02 14-Aug-06 0 0 0 A4AL 50 0.45 42 Y 504 10638644 360 10.2 9.75 01-Oct-06 01-Sep-36 90,250.00 90,17805.38 95 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 48 0.45 42 Y 590 10638650 360 7.75 7.3 01-Oct-06 01-Sep-36 100,000.00 99,85716.42 56 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 49 0.45 42 N 583 10638652 360 8.9 8.45 01-Oct-06 01-Sep-36 162,000.00 161,818.1291.85 80 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 C AL 46 0.45 55 N 564 10638656 360 8.99 8.54 01-Oct-06 01-Sep-36 199,500.00 199,280.1603.79 95 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 45 0.45 55 N 601 10638658 480 6.9 6.45 01-Oct-06 01-Sep-36 190,000.00 189,850.1166.95 56 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 0 0 C AL 49 0.45 G8 Y 606 10638660 360 8.275 7.825 01-Oct-06 01-Sep-36 275,000.00 274,649.2070.82 82 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 AMAL 27 0.45 55 N 637 10638662 480 10.325 9.875 01-Oct-06 01-Sep-36 198,000.00 197,943.1731.98 90 01-Sep-06 A ZZ 5 360 22 17-Aug-06 0 0 0 B AL 46 0.45 GD Y 581 10638664 480 7.99 7.54 01-Oct-06 01-Sep-36 376,000.00 375,783.2611.56 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 94000 100 A5AL 49 0.45 GD N 650 10638668 480 7.25 6.8 01-Oct-06 01-Sep-36 206,400.00 206,252.1320.29 80 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 51600 100 A5AL 30 0.45 GD Y 690 10638670 360 11.3 10.85 01-Oct-06 01-Sep-36 51,600.00 51,56503.14 20 01-Sep-06 F ZZ 1 360 22 30-Aug-06 0 206400 100 A5AL 37 0.45 57 Y 690 10638674 360 8 7.55 01-Oct-06 01-Sep-36 180,000.00 179,757.1320.78 79 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A5AL 36 0.45 55 Y 568 10638676 360 11.6 11.15 01-Oct-06 01-Sep-36 28,000.00 27,98279.42 20 01-Sep-06 F ZZ 1 360 22 11-Aug-06 0 112000 100 A5AL 44 0.45 57 N 661 10638678 360 8.55 8.1 01-Oct-06 01-Sep-36 225,000.00 224,729.1738.04 90 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A5AL 45 0.45 46 N 580 10638680 360 8.475 8.025 01-Oct-06 01-Sep-36 165,000.00 164,798.1265.79 65 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 0 0 A5AL 39 0.45 55 Y 584 10638682 360 8.95 8.5 01-Oct-06 01-Sep-36 94,000.00 93,89752.97 100 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 36 0.45 42 Y 689 10638684 360 7.55 7.1 01-Oct-06 01-Sep-36 175,500.00 175,241.1233.14 65 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 41 0.45 55 N 594 10638686 480 9.225 8.775 01-Oct-06 01-Sep-36 289,750.00 289,633.2285.34 95 01-Sep-06 A ZZ 5 360 22 14-Aug-06 0 0 0 A4AL 23 0.45 GD Y 638 10638688 360 7.95 7.5 01-Oct-06 01-Sep-36 300,000.00 299,590.2190.85 75 01-Oct-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 55 0.45 55 N 610 10638692 360 7.69 7.24 01-Oct-06 01-Sep-36 300,000.00 299,569.2136.82 69 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 54 0.45 55 Y 544 10638694 360 9.15 8.7 01-Oct-06 01-Sep-36 164,500.00 164,500.1254.31 100 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 0 0 A5AL 28 0.45 55 Y 656 10638696 360 7.69 7.24 01-Oct-06 01-Sep-36 171,000.00 170,754.1217.99 95 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 49 0.45 42 Y 698 10638698 360 9.05 8.6 01-Oct-06 01-Sep-36 349,600.00 349,220.2825.55 80 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 87400 100 A4AL 33 0.45 55 Y 649 10638704 360 9.25 8.8 01-Oct-06 01-Sep-36 192,500.00 192,299.1583.66 76 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 50 0.45 55 Y 561 10638708 360 8.425 7.975 01-Oct-06 01-Sep-36 106,400.00 106,268.812.48 80 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 16239 93 AXAL 49 0.45 M7 N 633 10638710 360 9.95 9.5 01-Oct-06 01-Sep-36 124,560.00 124,448.1088.51 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 46 0.45 55 N 535 10638712 480 8.85 8.4 01-Oct-06 01-Sep-36 139,000.00 138,937.1056.17 93 01-Sep-06 F ZZ 5 360 12 18-Aug-06 0 0 0 A4AL 48 0.45 G8 N 629 10638714 480 7.8 7.35 01-Oct-06 01-Sep-36 192,960.00 192,842.1312.8 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 48240 100 A5AL 39 0.45 G9 Y 604 10638716 480 6.69 6.24 01-Oct-06 01-Sep-36 427,500.00 427,143.2560.92 90 01-Sep-06 A ZZ 5 360 02 14-Aug-06 0 0 0 A4AL 40 0.45 GD Y 704 10638718 360 7.8 7.35 01-Oct-06 01-Sep-36 520,005.00 519,275.3743.37 67 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 B AL 46 0.45 46 Y 560 10638722 360 8.05 7.6 01-Oct-06 01-Sep-36 198,400.00 198,135.1462.72 80 01-Sep-06 F ZZ 5 360 22 24-Aug-06 0 49600 100 A4AL 41 0.45 42 Y 687 10638724 360 10.35 9.9 01-Oct-06 01-Sep-36 89,800.00 89,72811.39 20 01-Sep-06 F ZZ 1 360 02 09-Aug-06 0 359200 100 A5AL 28 0.45 57 Y 687 10638726 480 8.35 7.9 01-Oct-06 01-Sep-36 152,150.00 152,070.1098.08 85 01-Sep-06 A ZZ 2 360 02 16-Aug-06 0 0 0 B AL 46 0.45 GD N 592 10638728 360 11.45 11 01-Oct-06 01-Sep-36 76,950.00 76,90759.1 95 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 0 0 A5AL 40 0.45 55 N 568 10638730 360 7 6.55 01-Oct-06 01-Sep-36 194,400.00 194,400.1134 80 01-Oct-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A5AL 42 0.45 55 N 671 10638732 360 9.9 9.45 01-Oct-06 01-Sep-36 366,000.00 365,667.3184.9 84 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 B AL 49 0.45 55 Y 522 10638734 480 9.04 8.59 01-Oct-06 01-Sep-36 481,500.00 481,295.3728.94 90 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 0 0 AXAL 31 0.45 GD Y 614 10638736 360 7.8 7.35 01-Oct-06 01-Sep-36 119,000.00 118,833.856.65 47 01-Sep-06 F ZZ 5 360 02 17-Aug-06 0 0 0 AXAL 39 0.45 42 Y 584 10638738 480 7.55 7.1 01-Oct-06 01-Sep-36 109,800.00 109,728.726.63 84 01-Sep-06 F ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 43 0.45 G8 N 655 10638740 480 7.09 6.64 01-Oct-06 01-Sep-36 222,400.00 222,234.1396.63 80 01-Sep-06 A ZZ 1 360 22 17-Aug-06 0 55600 100 A5AL 33 0.45 GD Y 661 10638742 360 7.2 6.75 01-Oct-06 01-Sep-36 142,000.00 142,000.852 75 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 AXAL 21 0.45 55 Y 641 10638744 360 8.05 7.6 01-Oct-06 01-Sep-36 145,600.00 145,405.1073.45 80 01-Sep-06 F ZZ 1 360 22 25-Aug-06 0 36400 100 A5AL 47 0.45 42 Y 726 10638746 480 7.95 7.5 01-Oct-06 01-Sep-36 92,720.00 92,66641.22 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 23180 100 A5AL 49 0.45 GD N 607 10638754 480 9.34 8.89 01-Oct-06 01-Sep-36 292,500.00 292,386.2333.08 90 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 B AL 15 0.45 GD Y 581 10638758 360 9.99 9.54 01-Oct-06 01-Sep-36 103,500.00 103,407.907.53 90 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 38 0.45 42 Y 548 10638760 360 9 8.55 01-Oct-06 01-Sep-36 189,000.00 188,792.1520.74 90 01-Sep-06 A ZZ 5 360 42 21-Aug-06 0 0 0 A4AL 33 0.45 55 N 704 10638762 480 7.875 7.425 01-Oct-06 01-Sep-36 152,100.00 152,009.1043.33 90 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 49 0.45 G8 N 717 10638766 360 10.65 10.2 01-Oct-06 01-Sep-36 80,000.00 79,93740.78 100 01-Oct-06 F ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 48 0.45 42 Y 607 10638772 360 8.45 8 01-Oct-06 01-Sep-36 83,500.00 83,39639.09 73 01-Sep-06 F ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 45 0.45 42 N 636 10638776 480 9.4 8.95 01-Oct-06 01-Sep-36 192,720.00 192,646.1546.18 88 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 A4AL 18 0.45 GD N 620 10638778 360 8.9 8.45 01-Oct-06 01-Sep-36 104,000.00 103,883.829.34 100 01-Sep-06 A ZZ 1 360 02 11-Aug-06 0 0 0 A5AL 49 0.45 55 N 627 10638780 360 10 9.55 01-Oct-06 01-Sep-36 123,300.00 123,190.1082.05 90 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 51 0.45 55 N 652 10638782 480 7.55 7.1 01-Oct-06 01-Sep-36 100,750.00 100,684.666.74 62 01-Sep-06 A ZZ 5 360 22 15-Aug-06 0 0 0 A4AL 49 0.45 GD N 625 10638786 360 9.2 8.75 01-Oct-06 01-Sep-36 67,500.00 67,42552.87 90 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 3750 95 A4AL 27 0.45 55 Y 666 10638788 360 9.25 8.8 01-Oct-06 01-Sep-36 484,500.00 483,995.3985.87 85 01-Sep-06 A ZZ 5 360 12 18-Aug-06 0 0 0 B AL 49 0.45 55 Y 565 10638790 360 9.25 8.8 01-Oct-06 01-Sep-36 175,000.00 174,817.1439.69 100 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 0 0 A5AL 50 0.45 55 N 622 10638794 360 9.99 9.54 01-Oct-06 01-Sep-36 95,400.00 95,31836.5 90 01-Sep-06 A ZZ 5 360 02 29-Aug-06 0 0 0 A4AL 40 0.45 55 Y 597 10638796 360 8.55 8.1 01-Oct-06 01-Sep-36 219,000.00 218,736.1691.69 70 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 AXAL 55 0.45 55 N 500 10638798 360 7.55 7.1 01-Oct-06 01-Sep-36 280,000.00 279,587.1967.4 80 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 19 0.45 55 Y 654 10638802 480 8.75 8.3 01-Oct-06 01-Sep-36 202,640.00 202,546.1524.2 68 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 A4AL 35 0.45 GD N 642 10638804 360 8.99 8.54 01-Oct-06 01-Sep-36 199,500.00 199,280.1603.79 67 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 C AL 50 0.45 55 Y 524 10638806 360 8.2 7.75 01-Oct-06 01-Sep-36 113,250.00 113,103.846.84 75 01-Sep-06 A ZZ 2 360 02 25-Aug-06 0 0 0 AXAL 35 0.45 55 Y 637 10638808 480 7.95 7.5 01-Oct-06 01-Sep-36 261,600.00 261,447.1809.13 80 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 0 0 AXAL 25 0.45 GD N 640 10638810 480 8.05 7.6 01-Oct-06 01-Sep-36 110,500.00 110,437.772.47 85 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 45 0.45 G9 Y 569 10638814 480 10.35 9.9 01-Oct-06 01-Sep-36 155,000.00 154,955.1358.91 100 01-Sep-06 F ZZ 1 360 02 15-Aug-06 0 0 0 C AL 46 0.45 G8 Y 585 10638816 480 8.4 7.95 01-Oct-06 01-Sep-36 100,400.00 100,348.728.4 80 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 25100 100 A5AL 49 0.45 GD Y 663 10638818 360 7.9 7.45 01-Oct-06 01-Sep-36 139,500.00 139,308.1013.9 90 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 39 0.45 42 Y 648 10638820 360 7.4 6.95 01-Oct-06 01-Sep-36 160,100.00 159,856.1108.51 50 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 C AL 40 0.45 55 N 560 10638826 480 7.65 7.2 01-Oct-06 01-Sep-36 188,000.00 187,880.1258.07 80 01-Oct-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A5AL 43 0.45 GD Y 703 10638830 360 12.55 12.1 01-Oct-06 01-Sep-36 52,400.00 52,37561.28 20 01-Sep-06 F ZZ 1 360 12 09-Aug-06 0 209600 100 A5AL 33 0.45 57 Y 615 10638832 360 7.55 7.1 01-Oct-06 01-Sep-36 114,000.00 113,831.801.02 95 01-Sep-06 A ZZ 5 360 42 17-Aug-06 0 0 0 A4AL 50 0.45 55 Y 682 10638834 480 8.6 8.15 01-Oct-06 01-Sep-36 352,000.00 351,830.2607.31 80 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 66000 95 AXAL 50 0.45 GD N 619 10638840 360 9.65 9.2 01-Oct-06 01-Sep-36 148,500.00 148,357.1264.96 90 01-Sep-06 A ZZ 2 360 12 25-Aug-06 0 0 0 AXAL 41 0.45 55 Y 562 10638844 360 8.5 8.05 01-Oct-06 01-Sep-36 178,500.00 178,282.1372.52 85 01-Oct-06 F ZZ 2 360 02 23-Aug-06 0 0 0 A4AL 48 0.45 42 N 607 10638846 360 9.4 8.95 01-Oct-06 01-Sep-36 92,650.00 92,55772.31 85 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 35 0.45 46 Y 560 10638848 480 6.94 6.49 01-Oct-06 01-Sep-36 384,300.00 384,001.2371.44 90 01-Sep-06 A ZZ 5 360 02 14-Aug-06 0 0 0 A5AL 29 0.45 G9 Y 683 10638852 360 8.5 8.05 01-Oct-06 01-Sep-36 342,900.00 342,483.2636.61 90 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A4AL 49 0.45 55 N 595 10638854 360 9.6 9.15 01-Oct-06 01-Sep-36 315,000.00 314,645.2671.71 70 01-Oct-06 F ZZ 5 360 22 24-Aug-06 0 0 0 A5AL 32 0.45 42 Y 562 10638856 480 6.99 6.54 01-Oct-06 01-Sep-36 135,000.00 134,896.837.96 72 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 38 0.45 GD Y 636 10638860 360 9.75 9.3 01-Oct-06 01-Sep-36 56,100.00 56,04481.99 85 01-Sep-06 F ZZ 1 360 02 29-Aug-06 0 6600 95 A5AL 34 0.45 42 N 555 10638864 480 7.7 7.25 01-Oct-06 01-Sep-36 229,500.00 229,356.1544.31 85 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 22 0.45 G9 Y 577 10638866 360 10.25 9.8 01-Oct-06 01-Sep-36 126,300.00 126,193.1131.78 85 01-Sep-06 F ZZ 5 360 02 29-Aug-06 0 0 0 AMAL 42 0.45 42 N 610 10638868 480 9.75 9.3 01-Oct-06 01-Sep-36 246,000.00 245,915.2040.72 82 01-Oct-06 A ZZ 5 360 02 22-Aug-06 0 0 0 AMAL 32 0.45 GD Y 534 10638870 360 9.45 9 01-Oct-06 01-Sep-36 150,000.00 149,850.1255.82 100 01-Sep-06 F ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 47 0.45 42 Y 638 10638872 360 9.3 8.85 01-Oct-06 01-Sep-36 136,000.00 135,859.1123.77 85 01-Sep-06 F ZZ 5 360 02 17-Aug-06 0 0 0 AMAL 39 0.45 42 N 592 10638874 360 9.5 9.05 01-Oct-06 01-Sep-36 96,000.00 95,90807.23 100 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 0 0 A4AL 42 0.45 55 Y 673 10638876 360 8.6 8.15 01-Oct-06 01-Sep-36 112,500.00 112,365.873.02 90 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 AXAL 45 0.45 55 N 589 10638878 360 8.05 7.6 01-Oct-06 01-Sep-36 112,500.00 112,350.829.41 79 01-Sep-06 A ZZ 1 360 22 29-Aug-06 0 29996 100 A5AL 33 0.45 55 Y 717 10638880 360 7.9 7.45 01-Oct-06 01-Sep-36 107,000.00 106,852.777.69 85 01-Sep-06 F ZZ 2 360 02 21-Aug-06 0 0 0 A5AL 48 0.45 42 Y 588 10638882 360 8.45 8 01-Oct-06 01-Sep-36 195,500.00 195,259.1496.31 85 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A5AL 17 0.45 55 Y 574 10638884 360 8.75 8.3 01-Oct-06 01-Sep-36 100,000.00 99,88786.71 100 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 42 0.45 55 N 691 10638890 480 9.34 8.89 01-Oct-06 01-Sep-36 390,600.00 390,448.3115.56 90 01-Sep-06 A ZZ 5 360 22 15-Aug-06 0 0 0 A4AL 37 0.45 55 N 639 10638894 360 8.9 8.45 01-Oct-06 01-Sep-36 113,200.00 113,073.902.7 80 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 28300 100 A5AL 11 0.45 55 Y 641 10638896 360 7.7 7.25 01-Oct-06 01-Sep-36 108,000.00 107,845.770 80 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 27000 100 A4AL 55 0.45 55 N 659 10638900 360 8.375 7.925 01-Oct-06 01-Sep-36 288,000.00 288,000.2010 80 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 72000 100 A4AL 31 0.45 55 Y 608 10638902 360 8.75 8.3 01-Oct-06 01-Sep-36 239,900.00 239,622.1887.3 100 01-Sep-06 A ZZ 1 360 22 24-Aug-06 0 0 0 A5AL 33 0.45 55 Y 679 10638906 360 10.65 10.2 01-Oct-06 01-Sep-36 82,800.00 82,73766.71 90 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 23 0.45 55 Y 535 10638908 480 6.95 6.5 01-Oct-06 01-Sep-36 85,200.00 85,13526.37 80 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 15975 95 A4AL 49 0.45 GD N 770 10638910 360 8.3 7.85 01-Oct-06 01-Sep-36 95,000.00 94,87717.05 60 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 AMAL 42 0.45 42 N 583 10638912 360 9.2 8.75 01-Oct-06 01-Sep-36 419,505.00 419,063.3435.98 80 01-Sep-06 A ZZ 1 360 22 22-Aug-06 0 104876 100 A4AL 46 0.45 55 N 652 10638914 360 6.4 5.95 01-Oct-06 01-Sep-36 260,000.00 260,000.1386.67 80 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 63602 100 AXAL 50 0.45 55 N 670 10638916 480 9.8 9.35 01-Oct-06 01-Sep-36 378,100.00 377,972.3151.35 95 01-Oct-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 37 0.45 GD N 576 10638922 360 8.69 8.24 01-Oct-06 01-Sep-36 56,000.00 55,93438.16 41 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 AXAL 47 0.45 55 Y 554 10638924 360 7.975 7.525 01-Oct-06 01-Sep-36 132,800.00 132,620.972.13 80 01-Sep-06 F ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 34 0.45 42 N 637 10638926 360 7.9 7.45 01-Oct-06 01-Sep-36 145,590.00 145,389.1058.16 80 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 36398 100 A5AL 48 0.45 55 N 610 10638928 360 8.6 8.15 01-Oct-06 01-Sep-36 118,400.00 118,258.918.8 80 01-Sep-06 A ZZ 5 360 22 17-Aug-06 0 0 0 A4AL 50 0.45 55 Y 605 10638930 360 7.99 7.54 01-Oct-06 01-Sep-36 148,000.00 147,800.1084.95 80 01-Sep-06 A ZZ 5 360 22 23-Aug-06 0 37000 100 A4AL 49 0.45 46 Y 675 10638932 480 7.7 7.25 01-Oct-06 01-Sep-36 148,500.00 148,406.999.26 90 01-Sep-06 F ZZ 5 360 22 24-Aug-06 0 0 0 A4AL 41 0.45 G8 Y 624 10638934 360 8.7 8.25 01-Oct-06 01-Sep-36 132,000.00 131,845.1033.74 80 01-Sep-06 F ZZ 1 360 22 23-Aug-06 0 33000 100 A4AL 48 0.45 42 Y 665 10638936 480 7.9 7.45 01-Oct-06 01-Sep-36 196,755.00 196,638.1353.32 57 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 AXAL 33 0.45 G8 N 525 10638942 480 9.2 8.75 01-Oct-06 01-Sep-36 250,750.00 250,648.1972.89 85 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 51 0.45 GD Y 538 10638944 360 9.7 9.25 01-Oct-06 01-Sep-36 455,000.00 455,000.3677.92 100 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 41 0.45 55 Y 625 10638946 360 7.59 7.14 01-Oct-06 01-Sep-36 292,800.00 292,800.1851.96 80 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 27 0.45 42 Y 606 10638952 480 7.79 7.34 01-Oct-06 01-Sep-36 232,000.00 231,858.1576.68 80 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 C AL 23 0.45 GD Y 606 10638956 360 7.49 7.04 01-Oct-06 01-Sep-36 216,000.00 216,000.1348.2 80 01-Sep-06 A ZZ 1 360 22 24-Aug-06 0 54000 100 A4AL 46 0.45 55 Y 693 10638960 480 9.65 9.2 01-Oct-06 01-Sep-36 252,000.00 251,911.2070.81 80 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 C AL 44 0.45 GD N 552 10638964 360 7.99 7.54 01-Oct-06 01-Sep-36 250,000.00 249,662.1832.67 85 01-Sep-06 A ZZ 5 360 02 26-Aug-06 0 0 0 A4AL 47 0.45 55 N 628 10638970 360 9.4 8.95 01-Oct-06 01-Sep-36 128,250.00 128,120.1069.06 95 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 AMAL 47 0.45 42 Y 626 10638972 480 7.94 7.49 01-Oct-06 01-Sep-36 279,200.00 279,036.1928.75 80 01-Sep-06 A ZZ 1 360 22 15-Aug-06 0 69800 100 A5AL 39 0.45 GD Y 669 10638974 480 9.35 8.9 01-Oct-06 01-Sep-36 315,000.00 314,878.2514.99 90 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A5AL 41 0.45 GD N 599 10638976 360 9.99 9.54 01-Oct-06 01-Sep-36 225,000.00 224,799.1972.88 90 01-Sep-06 F ZZ 5 360 22 18-Aug-06 0 0 0 A4AL 23 0.45 42 Y 620 10638978 360 8.9 8.45 01-Oct-06 01-Sep-36 150,000.00 149,832.1196.16 55 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 A5AL 53 0.45 55 N 512 10638980 360 9.65 9.2 01-Oct-06 01-Sep-36 76,500.00 76,42651.65 85 01-Sep-06 F ZZ 5 360 42 18-Aug-06 0 0 0 A4AL 33 0.45 42 Y 604 10638986 360 8.95 8.5 01-Oct-06 01-Sep-36 91,710.00 91,60734.63 90 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 5095 95 A5AL 47 0.45 55 N 572 10638988 360 8.15 7.7 01-Oct-06 01-Sep-36 133,950.00 133,775.996.93 95 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 17 0.45 55 N 672 10638990 360 7.475 7.025 01-Oct-06 01-Sep-36 129,600.00 129,406.903.97 80 01-Oct-06 F ZZ 1 360 02 22-Aug-06 0 0 0 A5AL 30 0.45 42 N 662 10638992 480 7.9 7.45 01-Oct-06 01-Sep-36 148,500.00 148,412.1021.42 90 01-Sep-06 F ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 24 0.45 G8 Y 668 10638998 360 9.55 9.1 01-Oct-06 01-Sep-36 64,000.00 63,93540.49 80 01-Sep-06 F ZZ 1 360 22 30-Aug-06 0 0 0 A5AL 35 0.45 42 Y 694 10639002 360 7.4 6.95 01-Oct-06 01-Sep-36 140,000.00 139,787.969.34 67 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 46 0.45 42 Y 589 10639004 360 8.14 7.69 01-Oct-06 01-Sep-36 269,970.00 269,616.2007.36 90 01-Sep-06 A ZZ 5 360 22 17-Aug-06 0 0 0 A4AL 41 0.45 55 Y 676 10639006 480 9.2 8.75 01-Oct-06 01-Sep-36 306,000.00 305,876.2407.59 90 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 AXAL 47 0.45 55 Y 619 10639010 360 8.95 8.5 01-Oct-06 01-Sep-36 194,000.00 193,785.1554 80 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 C AL 28 0.45 55 Y 547 10639014 360 7.5 7.05 01-Oct-06 01-Sep-36 226,000.00 225,663.1580.23 60 01-Sep-06 A ZZ 5 360 22 22-Aug-06 0 0 0 AMAL 49 0.45 55 N 724 10639018 360 8.5 8.05 01-Oct-06 01-Sep-36 197,000.00 196,760.1514.76 100 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 47 0.45 42 Y 693 10639024 360 9.35 8.9 01-Oct-06 01-Sep-36 226,100.00 225,869.1876.48 95 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 0 0 A4AL 38 0.45 55 N 607 10639026 360 8.15 7.7 01-Oct-06 01-Sep-36 522,000.00 521,318.3884.98 90 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 44 0.45 55 N 604 10639030 480 7.2 6.75 01-Oct-06 01-Sep-36 175,500.00 175,373.1116.2 90 01-Sep-06 A ZZ 5 360 02 10-Aug-06 0 0 0 A4AL 47 0.45 G9 Y 643 10639034 360 7.15 6.7 01-Oct-06 01-Sep-36 166,500.00 166,183.1124.56 90 01-Oct-06 F ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 31 0.45 42 Y 684 10639036 360 6.95 6.5 01-Oct-06 01-Sep-36 100,000.00 99,83661.95 71 01-Sep-06 F ZZ 1 360 02 24-Aug-06 0 0 0 A5AL 25 0.45 42 Y 708 10639038 360 8.99 8.54 01-Oct-06 01-Sep-36 166,500.00 166,317.1338.5 90 01-Sep-06 A ZZ 5 360 22 17-Aug-06 0 0 0 A4AL 32 0.45 46 Y 608 10639040 360 11.3 10.85 01-Oct-06 01-Sep-36 51,375.00 51,34500.94 75 01-Sep-06 F ZZ 5 360 22 24-Aug-06 0 0 0 AXAL 24 0.45 42 Y 568 10639042 360 7.7 7.25 01-Oct-06 01-Sep-36 111,750.00 111,590.796.74 86 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 44 0.45 55 Y 639 10639046 480 9.75 9.3 01-Oct-06 01-Sep-36 204,250.00 204,180.1694.38 95 01-Sep-06 A ZZ 5 360 22 17-Aug-06 0 0 0 AXAL 46 0.45 GD Y 655 10639048 360 8.15 7.7 01-Oct-06 01-Sep-36 202,500.00 202,235.1507.11 84 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 B AL 31 0.45 55 N 603 10639050 360 8.99 8.54 01-Oct-06 01-Sep-36 107,950.00 107,831.867.82 85 01-Oct-06 A ZZ 1 360 22 31-Aug-06 0 0 0 A5AL 48 0.45 55 N 575 10639054 360 8.25 7.8 01-Oct-06 01-Sep-36 95,920.00 95,79720.62 80 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 23980 100 A5AL 36 0.45 55 Y 644 10639058 360 10.5 10.05 01-Oct-06 01-Sep-36 94,800.00 94,72867.18 100 01-Oct-06 A ZZ 1 360 02 23-Aug-06 0 0 0 C AL 46 0.45 55 Y 616 10639062 360 9.05 8.6 01-Oct-06 01-Sep-36 93,600.00 93,49756.5 80 01-Sep-06 A ZZ 1 360 02 23-Aug-06 0 0 0 A5AL 42 0.45 55 N 523 10639064 360 7.25 6.8 01-Oct-06 01-Sep-36 114,800.00 114,620.783.14 70 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 0 0 AMAL 33 0.45 42 Y 573 10639066 360 7.75 7.3 01-Oct-06 01-Sep-36 152,000.00 151,784.1088.95 80 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 30 0.45 42 Y 641 10639068 360 10.05 9.6 01-Oct-06 01-Sep-36 68,400.00 68,33602.79 90 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 0 0 A4AL 46 0.45 46 Y 589 10639070 360 7.75 7.3 01-Oct-06 01-Sep-36 367,700.00 367,179.2634.25 59 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 49 0.45 55 Y 571 10639072 480 8.29 7.84 01-Oct-06 01-Sep-36 188,000.00 187,900.1348.27 80 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 47000 100 A5AL 46 0.45 GD Y 672 10639078 360 8.55 8.1 01-Oct-06 01-Sep-36 129,600.00 129,444.1001.11 90 01-Sep-06 F ZZ 5 360 22 24-Aug-06 0 0 0 A4AL 47 0.45 42 Y 667 10639080 360 7.25 6.8 01-Oct-06 01-Sep-36 152,700.00 152,461.1041.69 65 01-Sep-06 A ZZ 5 360 02 26-Aug-06 0 0 0 AMAL 27 0.45 46 Y 628 10639084 360 7.65 7.2 01-Oct-06 01-Sep-36 98,000.00 97,85695.33 80 01-Sep-06 F ZZ 1 360 12 29-Aug-06 0 24500 100 A5AL 45 0.45 42 N 678 10639090 480 8.5 8.05 01-Oct-06 01-Sep-36 176,800.00 176,712.1296.12 80 01-Sep-06 F ZZ 5 360 22 15-Aug-06 0 44200 100 A4AL 32 0.45 G8 Y 672 10639092 360 7.3 6.85 01-Oct-06 01-Sep-36 120,000.00 119,814.822.69 80 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 30000 100 A4AL 47 0.45 55 Y 606 10639094 360 7.85 7.4 01-Oct-06 01-Sep-36 296,000.00 296,000.1936.33 80 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 0 0 A4AL 36 0.45 55 Y 762 10639096 480 7.99 7.54 01-Oct-06 01-Sep-36 110,000.00 109,936.764.02 64 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 0 0 A4AL 46 0.45 GD Y 694 10639098 360 8.99 8.54 01-Oct-06 01-Sep-36 270,000.00 269,703.2170.54 100 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 0 0 A4AL 18 0.45 55 N 715 10639100 480 9.75 9.3 01-Oct-06 01-Sep-36 174,500.00 174,440.1447.58 100 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 50 0.45 G9 N 609 10639104 360 9.5 9.05 01-Oct-06 01-Sep-36 220,000.00 219,782.1849.88 85 01-Sep-06 A ZZ 5 360 22 23-Aug-06 0 0 0 A5AL 23 0.45 55 N 582 10639106 360 8.5 8.05 01-Oct-06 01-Sep-36 137,500.00 137,332.1057.26 55 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 25 0.45 55 Y 599 10639108 360 8.99 8.54 01-Oct-06 01-Sep-36 163,200.00 163,020.1311.98 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 29 0.45 55 N 542 10639110 360 8.75 8.3 01-Oct-06 01-Sep-36 247,900.00 247,613.1950.24 100 01-Sep-06 A ZZ 1 360 12 25-Aug-06 0 0 0 A5AL 22 0.45 55 N 628 10639114 360 10.3 9.85 01-Oct-06 01-Sep-36 60,000.00 59,94539.9 80 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 0 0 A5AL 31 0.45 55 N 533 10639118 360 6.95 6.5 01-Oct-06 01-Sep-36 620,500.00 619,469.4107.39 85 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 49 0.45 55 Y 612 10639120 360 9.5 9.05 01-Oct-06 01-Sep-36 182,000.00 181,820.1530.36 70 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 C AL 12 0.45 55 Y 531 10639122 480 7.9 7.45 01-Oct-06 01-Sep-36 165,600.00 165,502.1139.03 80 01-Sep-06 A ZZ 5 360 12 25-Aug-06 0 0 0 A4AL 41 0.45 GD Y 592 10639124 360 8.4 7.95 01-Oct-06 01-Sep-36 298,500.00 298,129.2274.09 56 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 C AL 40 0.45 55 N 514 10639126 360 6.65 6.2 01-Oct-06 01-Sep-36 400,000.00 400,000.2216.67 80 01-Sep-06 A ZZ 1 360 02 18-Aug-06 0 100000 100 A4AL 29 0.45 46 Y 697 10639132 360 7.69 7.24 01-Oct-06 01-Sep-36 413,250.00 412,657.2943.46 95 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A5AL 35 0.45 42 Y 731 10639134 360 9.7 9.25 01-Oct-06 01-Sep-36 117,000.00 116,889.1000.92 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 40 0.45 55 Y 552 10639136 360 8.45 8 01-Oct-06 01-Sep-36 175,000.00 174,785.1339.41 48 01-Sep-06 F ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 43 0.45 42 Y 591 10639138 480 7.97 7.52 01-Oct-06 01-Sep-36 144,000.00 143,916.998.01 90 01-Sep-06 A ZZ 1 360 02 21-Aug-06 0 0 0 A4AL 20 0.45 GD Y 674 10639140 480 8.39 7.94 01-Oct-06 01-Sep-36 210,000.00 209,892.1521.96 86 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 0 0 A5AL 50 0.45 GD Y 626 10639144 360 7.99 7.54 01-Oct-06 01-Sep-36 176,000.00 175,762.1290.2 80 01-Sep-06 F ZZ 1 360 02 31-Aug-06 0 44000 100 A5AL 45 0.45 42 Y 655 10639148 360 8.15 7.7 01-Oct-06 01-Sep-36 216,000.00 216,000.1467 80 01-Sep-06 A ZZ 1 360 12 30-Aug-06 0 54000 100 A5AL 46 0.45 55 N 612 10639154 360 6.75 6.3 01-Oct-06 01-Sep-36 144,000.00 144,000.810 54 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 25 0.45 46 Y 637 10639156 360 9.75 9.3 01-Oct-06 01-Sep-36 114,750.00 114,642.985.88 85 01-Sep-06 F ZZ 5 360 02 23-Aug-06 0 0 0 A5AL 46 0.45 42 N 545 10639158 360 8.15 7.7 01-Oct-06 01-Sep-36 205,000.00 204,732.1525.71 68 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 0 0 C AL 49 0.45 42 Y 560 10639160 480 8.2 7.75 01-Oct-06 01-Sep-36 177,000.00 176,903.1257.35 75 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 C AL 48 0.45 GD Y 609 10639162 480 9.75 9.3 01-Oct-06 01-Sep-36 180,000.00 179,938.1493.21 75 01-Sep-06 A ZZ 5 360 12 18-Aug-06 0 0 0 A4AL 34 0.45 GD Y 503 10639166 360 8.175 7.725 01-Oct-06 01-Sep-36 495,000.00 494,356.3692.71 78 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A5AL 46 0.45 46 N 662 10639168 360 7.45 7 01-Oct-06 01-Sep-36 92,000.00 91,86640.14 80 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 43 0.45 42 N 659 10639170 360 8.79 8.34 01-Oct-06 01-Sep-36 65,000.00 64,92513.22 33 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 46 0.45 42 Y 645 10639180 360 10.2 9.75 01-Oct-06 01-Sep-36 82,800.00 82,72738.9 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 44 0.45 55 N 530 10639182 360 7.54 7.09 01-Oct-06 01-Sep-36 236,000.00 236,000.1482.87 80 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 59000 100 A4AL 44 0.45 55 Y 714 10639186 480 7.99 7.54 01-Oct-06 01-Sep-36 116,720.00 116,652.810.7 80 01-Sep-06 A ZZ 1 360 02 29-Aug-06 0 29180 100 A5AL 46 0.45 GD Y 652 10639188 480 8.6 8.15 01-Oct-06 01-Sep-36 249,950.00 249,829.1851.41 100 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 0 0 A5AL 42 0.45 GD Y 673 10639194 360 8.25 7.8 01-Oct-06 01-Sep-36 85,000.00 84,89638.58 63 01-Sep-06 F ZZ 2 360 02 15-Aug-06 0 0 0 A5AL 48 0.45 42 Y 646 10639196 360 8.275 7.825 01-Oct-06 01-Sep-36 181,000.00 180,769.1362.98 78 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 A4AL 43 0.45 46 Y 615 10639198 360 8.79 8.34 01-Oct-06 01-Sep-36 280,800.00 280,800.2056.86 90 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 37 0.45 42 Y 660 10639202 360 7.8 7.35 01-Oct-06 01-Sep-36 101,250.00 101,108.728.87 75 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 A4AL 41 0.45 55 Y 580 10639204 360 7.99 7.54 01-Oct-06 01-Sep-36 183,000.00 182,753.1341.52 84 01-Sep-06 F ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 46 0.45 42 Y 629 10639206 360 8.8 8.35 01-Oct-06 01-Sep-36 131,000.00 130,850.1035.26 80 01-Sep-06 A ZZ 5 360 22 22-Aug-06 0 0 0 A5AL 40 0.45 55 Y 599 10639212 480 7.34 6.89 01-Oct-06 01-Sep-36 435,000.00 434,697.2811.31 56 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 B AL 35 0.45 GD Y 606 10639214 360 7.99 7.54 01-Oct-06 01-Sep-36 121,000.00 120,836.887.02 93 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 0 0 A5AL 41 0.45 46 Y 635 10639216 360 8.79 8.34 01-Oct-06 01-Sep-36 224,000.00 223,743.1768.62 80 01-Sep-06 A ZZ 5 360 22 15-Aug-06 0 56000 100 A5AL 26 0.45 55 N 673 10639222 480 9.09 8.64 01-Oct-06 01-Sep-36 314,500.00 314,368.2447.75 85 01-Sep-06 A ZZ 1 360 22 17-Aug-06 0 0 0 A5AL 48 0.45 GD Y 592 10639224 360 8.2 7.75 01-Oct-06 01-Sep-36 143,900.00 143,713.1076.02 80 01-Sep-06 A ZZ 1 360 02 29-Aug-06 0 35997 100 A5AL 53 0.45 55 Y 610 10639226 360 12.55 12.1 01-Oct-06 01-Sep-36 36,000.00 35,98385.62 21 01-Sep-06 F ZZ 1 360 02 29-Aug-06 0 143900 100 A5AL 41 0.45 57 N 610 10639230 360 7.2 6.75 01-Oct-06 01-Sep-36 345,000.00 344,454.2341.82 53 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 36 0.45 55 Y 584 10639236 360 8.05 7.6 01-Oct-06 01-Sep-36 212,800.00 212,516.1568.88 80 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 53200 100 A4AL 45 0.45 55 N 662 10639244 360 9.35 8.9 01-Oct-06 01-Sep-36 168,300.00 168,128.1396.78 85 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 B AL 42 0.45 55 Y 590 10639246 360 7.4 6.95 01-Oct-06 01-Sep-36 320,400.00 319,913.2218.39 90 01-Sep-06 F ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 40 0.45 42 Y 669 10639248 180 8.49 8.04 01-Oct-06 01-Sep-21 162,000.00 161,100.1594.33 90 01-Sep-06 F ZZ 5 180 22 16-Aug-06 0 0 0 A4AL 34 0.45 45 N 679 10639252 360 9.65 9.2 01-Oct-06 01-Sep-36 86,000.00 85,91732.57 100 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 0 0 A5AL 26 0.45 55 Y 658 10639254 360 10.1 9.65 01-Oct-06 01-Sep-36 69,750.00 69,68617.27 90 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 0 0 A5AL 30 0.45 55 Y 567 10639258 480 8.7 8.25 01-Oct-06 01-Sep-36 340,200.00 340,040.2545.88 90 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 0 0 A5AL 50 0.45 GD Y 623 10639260 360 7.35 6.9 01-Oct-06 01-Sep-36 299,200.00 298,740.2061.41 80 01-Sep-06 F ZZ 1 360 02 23-Aug-06 0 74800 100 A4AL 45 0.45 42 N 694 10639262 480 8.5 8.05 01-Oct-06 01-Sep-36 312,000.00 311,844.2287.26 60 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 C AL 10 0.45 GD N 530 10639264 360 10.55 10.1 01-Oct-06 01-Sep-36 65,000.00 64,94597.02 100 01-Sep-06 F ZZ 5 360 42 17-Aug-06 0 0 0 A4AL 49 0.45 42 Y 667 10639266 360 7.95 7.5 01-Oct-06 01-Sep-36 104,000.00 103,858.759.5 80 01-Sep-06 A ZZ 1 360 02 29-Aug-06 0 26000 100 A5AL 28 0.45 55 Y 612 10639268 360 12.55 12.1 01-Oct-06 01-Sep-36 26,000.00 25,98278.5 20 01-Sep-06 F ZZ 1 360 02 29-Aug-06 0 104000 100 A5AL 47 0.45 57 N 612 10639270 360 8.99 8.54 01-Oct-06 01-Sep-36 172,900.00 172,710.1389.95 87 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 AMAL 22 0.45 55 Y 585 10639272 360 9.25 8.8 01-Oct-06 01-Sep-36 171,900.00 171,721.1414.18 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 B AL 35 0.45 55 N 605 10639274 360 7.25 6.8 01-Oct-06 01-Sep-36 272,000.00 271,574.1855.52 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 46 0.45 55 N 621 10639276 360 8.4 7.95 01-Oct-06 01-Sep-36 153,000.00 152,810.1165.62 100 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 0 0 A5AL 30 0.45 55 N 661 10639278 480 7.99 7.54 01-Oct-06 01-Sep-36 225,000.00 224,870.1562.77 85 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 43 0.45 GD N 590 10639280 480 7.5 7.05 01-Oct-06 01-Sep-36 240,000.00 239,840.1579.37 80 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 37 0.45 G8 Y 633 10639284 180 8.2 7.75 01-Oct-06 01-Sep-21 102,000.00 101,418.986.58 52 01-Oct-06 F ZZ 5 180 22 23-Aug-06 0 0 0 A4AL 49 0.45 45 N 685 10639286 360 8.4 7.95 01-Oct-06 01-Sep-36 139,400.00 139,226.1062.01 85 01-Sep-06 A ZZ 1 360 02 23-Aug-06 0 16400 95 A5AL 48 0.45 55 Y 553 10639288 360 9.55 9.1 01-Oct-06 01-Sep-36 76,000.00 75,92641.83 80 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 40 0.45 55 N 525 10639294 360 7.95 7.5 01-Oct-06 01-Sep-36 152,500.00 152,292.1113.69 84 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 32 0.45 42 Y 660 10639296 360 8.65 8.2 01-Oct-06 01-Sep-36 105,000.00 104,876.818.55 75 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 AMAL 39 0.45 42 Y 603 10639298 480 10.55 10.1 01-Oct-06 01-Sep-36 269,910.00 269,837.2409.03 90 01-Sep-06 A ZZ 1 360 02 29-Aug-06 0 14995 95 A5AL 42 0.45 GD Y 552 10639300 360 8.35 7.9 01-Oct-06 01-Sep-36 208,000.00 208,000.1447.33 80 01-Sep-06 A ZZ 1 360 02 28-Aug-06 0 52000 100 A5AL 47 0.45 55 Y 639 10639302 480 8.35 7.9 01-Oct-06 01-Sep-36 296,000.00 295,846.2136.25 83 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 51 0.45 GD Y 631 10639304 480 9 8.55 01-Oct-06 01-Sep-36 108,000.00 107,953.833.08 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 19 0.45 GE N 592 10639306 480 9.35 8.9 01-Oct-06 01-Sep-36 229,500.00 229,411.1832.35 90 01-Sep-06 A ZZ 5 360 42 23-Aug-06 0 0 0 AXAL 35 0.45 G9 Y 586 10639308 360 9.65 9.2 01-Oct-06 01-Sep-36 234,900.00 234,675.2000.93 90 01-Sep-06 F ZZ 5 360 12 17-Aug-06 0 0 0 AXAL 46 0.45 42 Y 576 10639310 360 7.75 7.3 01-Oct-06 01-Sep-36 234,400.00 234,400.1513.83 80 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 58600 100 A5AL 48 0.45 55 Y 621 10639312 360 8.15 7.7 01-Oct-06 01-Sep-36 95,200.00 95,07708.53 80 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 23800 100 AMAL 49 0.45 55 Y 687 10639314 360 7.9 7.45 01-Oct-06 01-Sep-36 110,000.00 109,848.799.49 80 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 24502 98 AXAL 48 0.45 42 Y 629 10639316 360 9.25 8.8 01-Oct-06 01-Sep-36 220,000.00 219,771.1809.89 88 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A5AL 50 0.45 55 N 656 10639320 480 8.85 8.4 01-Oct-06 01-Sep-36 183,600.00 183,517.1395.06 90 01-Sep-06 A ZZ 5 360 22 23-Aug-06 0 0 0 A4AL 45 0.45 GD Y 569 10639324 360 7.99 7.54 01-Oct-06 01-Sep-36 119,000.00 118,839.872.36 70 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 36 0.45 42 Y 623 10639328 240 7.7 7.25 01-Oct-06 01-Sep-26 100,000.00 99,64817.87 96 01-Sep-06 F ZZ 5 240 02 17-Aug-06 0 0 0 A5AL 29 0.45 42 Y 689 10639330 480 8.4 7.95 01-Oct-06 01-Sep-36 167,000.00 166,914.1211.59 80 01-Sep-06 A ZZ 1 360 22 18-Aug-06 0 42000 100 A5AL 48 0.45 GD Y 659 10639334 360 8 7.55 01-Oct-06 01-Sep-36 204,000.00 203,725.1496.88 85 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A5AL 37 0.45 M7 N 645 10639336 360 8.75 8.3 01-Oct-06 01-Sep-36 208,800.00 208,558.1642.64 90 01-Sep-06 A ZZ 5 360 22 22-Aug-06 0 0 0 A4AL 39 0.45 M7 N 634 10639338 480 9.05 8.6 01-Oct-06 01-Sep-36 450,500.00 450,309.3492.34 85 01-Oct-06 A ZZ 5 360 22 18-Aug-06 0 0 0 A4AL 51 0.45 GD N 648 10639340 360 7.9 7.45 01-Oct-06 01-Sep-36 184,000.00 183,999.1211.33 80 01-Oct-06 A ZZ 5 360 02 24-Aug-06 0 46000 100 A4AL 26 0.45 55 N 630 10639342 360 9.65 9.2 01-Oct-06 01-Sep-36 123,250.00 123,132.1049.87 85 01-Sep-06 F ZZ 5 360 12 18-Aug-06 0 0 0 A5AL 51 0.45 42 Y 579 10639344 360 8.15 7.7 01-Oct-06 01-Sep-36 134,400.00 134,400.912.8 80 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 33600 100 A4AL 29 0.45 55 Y 625 10639348 360 8.99 8.54 01-Oct-06 01-Sep-36 58,510.00 58,44470.37 80 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 14628 100 A5AL 46 0.45 55 Y 645 10639350 360 7.3 6.85 01-Oct-06 01-Sep-36 85,000.00 84,86582.74 52 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 28 0.45 42 N 734 10639352 360 7.45 7 01-Oct-06 01-Sep-36 160,000.00 159,759.1113.28 80 01-Sep-06 F ZZ 5 360 12 25-Aug-06 0 0 0 A4AL 44 0.45 42 N 703 10639360 360 7.75 7.3 01-Oct-06 01-Sep-36 175,250.00 175,001.1255.52 80 01-Oct-06 A ZZ 1 360 02 31-Aug-06 0 43813 100 A4AL 42 0.45 55 Y 626 10639368 360 8.9 8.45 01-Oct-06 01-Sep-36 332,100.00 331,728.2648.3 90 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 AXAL 25 0.45 55 N 570 10639370 480 6.9 6.45 01-Oct-06 01-Sep-36 133,000.00 132,895.816.87 46 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 46 0.45 GD Y 646 10639372 360 8.45 8 01-Oct-06 01-Sep-36 168,000.00 168,000.1183 80 01-Sep-06 A ZZ 1 360 02 29-Aug-06 0 42000 100 AXAL 35 0.45 55 N 623 10639374 360 8.5 8.05 01-Oct-06 01-Sep-36 210,000.00 209,744.1614.72 100 01-Sep-06 F ZZ 5 360 22 16-Aug-06 0 0 0 A4AL 46 0.45 42 N 733 10639376 480 7.4 6.95 01-Oct-06 01-Sep-36 208,000.00 207,858.1353.45 80 01-Sep-06 A ZZ 1 360 22 29-Aug-06 0 0 0 A5AL 41 0.45 GD Y 641 10639378 480 9.25 8.8 01-Oct-06 01-Sep-36 207,000.00 206,917.1636.67 84 01-Sep-06 A ZZ 5 360 12 25-Aug-06 0 0 0 A5AL 28 0.45 GD N 560 10639380 360 8.4 7.95 01-Oct-06 01-Sep-36 619,900.00 619,130.4722.64 100 01-Sep-06 A ZZ 1 360 02 17-Aug-06 0 0 0 A4AL 43 0.45 55 Y 626 10639382 480 8.625 8.175 01-Oct-06 01-Sep-36 234,650.00 234,537.1742.56 95 01-Sep-06 F ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 33 0.45 G8 N 637 10639384 360 8.6 8.15 01-Oct-06 01-Sep-36 199,750.00 199,512.1550.09 85 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 23 0.45 46 Y 562 10639386 480 9.65 9.2 01-Oct-06 01-Sep-36 165,750.00 165,691.1362.05 85 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 0 0 A5AL 28 0.45 GD N 594 10639388 360 8.9 8.45 01-Oct-06 01-Sep-36 238,000.00 237,733.1897.91 90 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A5AL 43 0.45 55 N 569 10639390 360 8.15 7.7 01-Oct-06 01-Sep-36 127,800.00 127,633.951.15 90 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 40 0.45 55 N 695 10639392 360 9.35 8.9 01-Oct-06 01-Sep-36 84,800.00 84,71703.79 80 01-Sep-06 F ZZ 5 360 22 21-Aug-06 0 21200 100 A4AL 35 0.45 42 Y 635 10639396 360 7.99 7.54 01-Oct-06 01-Sep-36 105,600.00 105,457.774.12 80 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 19800 95 C AL 46 0.45 55 N 651 10639398 360 9.85 9.4 01-Oct-06 01-Sep-36 178,000.00 177,836.1542.39 89 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 33 0.45 55 Y 520 10639400 480 9.55 9.1 01-Oct-06 01-Sep-36 294,300.00 294,192.2395.47 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 46 0.45 GD Y 573 10639402 360 8.25 7.8 01-Oct-06 01-Sep-36 80,000.00 79,89601.02 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 20000 100 A4AL 42 0.45 55 N 613 10639406 360 9 8.55 01-Oct-06 01-Sep-36 75,000.00 74,91603.47 68 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A5AL 21 0.45 55 N 569 10639408 480 8.65 8.2 01-Oct-06 01-Sep-36 185,250.00 185,161.1379.24 95 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 33 0.45 G9 Y 589 10639412 360 7.74 7.29 01-Oct-06 01-Sep-36 228,800.00 228,475.1637.58 80 01-Sep-06 A ZZ 1 360 22 18-Aug-06 0 57200 100 A5AL 45 0.45 55 Y 663 10639420 360 9.9 9.45 01-Oct-06 01-Sep-36 118,000.00 117,892.1026.83 90 01-Oct-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 37 0.45 55 Y 556 10639422 360 7.15 6.7 01-Oct-06 01-Sep-36 304,000.00 303,514.2053.24 80 01-Oct-06 A ZZ 1 360 02 22-Aug-06 0 76000 100 A5AL 45 0.45 55 N 699 10639424 360 9.1 8.65 01-Oct-06 01-Sep-36 300,000.00 299,677.2435.49 67 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 51 0.45 55 N 502 10639426 360 8.99 8.54 01-Oct-06 01-Sep-36 208,000.00 207,771.1672.12 80 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 AXAL 49 0.45 55 N 587 10639432 360 8.35 7.9 01-Oct-06 01-Sep-36 171,000.00 170,785.1296.71 90 01-Sep-06 A ZZ 5 360 12 16-Aug-06 0 0 0 C AL 52 0.45 55 Y 597 10639436 480 7.45 7 01-Oct-06 01-Sep-36 181,500.00 181,377.1187.7 75 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 AXAL 18 0.45 GD Y 589 10639438 360 6.99 6.54 01-Oct-06 01-Sep-36 128,800.00 128,587.856.05 80 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 46 0.45 42 Y 630 10639442 360 7.25 6.8 01-Oct-06 01-Sep-36 328,000.00 327,486.2237.54 90 01-Sep-06 F ZZ 5 360 22 24-Aug-06 0 0 0 A4AL 39 0.45 42 Y 706 10639444 480 8.8 8.35 01-Oct-06 01-Sep-36 173,400.00 173,321.1310.91 85 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 C AL 32 0.45 G8 Y 583 10639446 480 8.75 8.3 01-Oct-06 01-Sep-36 166,000.00 165,923.1248.61 80 01-Sep-06 A ZZ 2 360 22 21-Aug-06 0 41500 100 A5AL 46 0.45 GD Y 698 10639450 480 6.95 6.5 01-Oct-06 01-Sep-36 175,000.00 174,864.1081.16 64 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 C AL 44 0.45 GD N 609 10639452 360 7.9 7.45 01-Oct-06 01-Sep-36 100,000.00 99,86726.81 84 01-Sep-06 A ZZ 5 360 42 22-Aug-06 0 0 0 A5AL 53 0.45 55 N 578 10639454 360 7.99 7.54 01-Oct-06 01-Sep-36 94,000.00 93,87689.09 84 01-Sep-06 F ZZ 5 360 02 21-Aug-06 0 0 0 C AL 20 0.45 42 Y 659 10639456 480 7.65 7.2 01-Oct-06 01-Sep-36 156,000.00 155,900.1043.93 80 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 39000 100 A4AL 46 0.45 G9 Y 640 10639458 360 8.95 8.5 01-Oct-06 01-Sep-36 247,730.00 247,455.1984.39 70 01-Sep-06 A ZZ 1 360 22 24-Aug-06 0 0 0 C AL 44 0.45 55 N 596 10639460 480 8.95 8.5 01-Oct-06 01-Sep-36 171,900.00 171,825.1319.36 90 01-Oct-06 F T 1 360 22 22-Aug-06 0 0 0 AMAL 49 0.45 G8 N 691 10639462 360 9.875 9.425 01-Oct-06 01-Sep-36 80,750.00 80,67701.2 95 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 0 0 A5AL 38 0.45 55 Y 622 10639464 480 8.275 7.825 01-Oct-06 01-Sep-36 173,000.00 172,908.1238.73 51 01-Sep-06 A ZZ 5 360 02 26-Aug-06 0 0 0 B AL 46 0.45 G9 N 592 10639466 360 9.75 9.3 01-Oct-06 01-Sep-36 138,000.00 137,870.1185.64 100 01-Oct-06 A ZZ 1 360 02 30-Aug-06 0 0 0 A5AL 41 0.45 55 N 624 10639468 360 8.7 8.25 01-Oct-06 01-Sep-36 144,000.00 143,747.1127.72 58 01-Oct-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 31 0.45 55 N 528 10639470 360 8.99 8.54 01-Oct-06 01-Sep-36 173,850.00 173,658.1397.59 95 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 C AL 46 0.45 42 Y 638 10639472 480 7.75 7.3 01-Oct-06 01-Sep-36 145,000.00 144,910.981.1 75 01-Sep-06 A ZZ 5 360 22 22-Aug-06 0 0 0 A4AL 40 0.45 GD N 665 10639474 480 7 6.55 01-Oct-06 01-Sep-36 160,000.00 159,877.994.3 70 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 49 0.45 GD Y 630 10639476 360 6.99 6.54 01-Oct-06 01-Sep-36 464,550.00 463,784.3087.55 85 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 54 0.45 42 Y 667 10639482 360 8.9 8.45 01-Oct-06 01-Sep-36 350,000.00 349,608.2791.04 70 01-Sep-06 A ZZ 5 360 02 15-Aug-06 0 0 0 AMAL 30 0.45 55 N 542 10639494 360 7.6 7.15 01-Oct-06 01-Sep-36 155,000.00 154,773.1094.42 54 01-Sep-06 F ZZ 5 360 02 17-Aug-06 0 0 0 C AL 46 0.45 42 Y 619 10639496 360 7.85 7.4 01-Oct-06 01-Sep-36 133,000.00 132,815.962.04 68 01-Sep-06 F ZZ 2 360 02 17-Aug-06 0 0 0 A4AL 44 0.45 42 Y 659 10639500 360 8 7.55 01-Oct-06 01-Sep-36 237,000.00 236,680.1739.03 80 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 35 0.45 42 Y 572 10639502 360 8.9 8.45 01-Oct-06 01-Sep-36 226,000.00 225,746.1802.21 100 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 50 0.45 55 N 689 10639504 360 7.85 7.4 01-Oct-06 01-Sep-36 191,200.00 190,934.1383.02 80 01-Sep-06 A ZZ 5 360 12 16-Aug-06 0 0 0 B AL 34 0.45 55 N 593 10639508 480 9.4 8.95 01-Oct-06 01-Sep-36 119,000.00 118,954.954.73 85 01-Sep-06 F ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 49 0.45 G8 Y 539 10639510 480 8.19 7.74 01-Oct-06 01-Sep-36 350,000.00 349,809.2483.63 85 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 A4AL 29 0.45 GD Y 602 10639512 360 6.85 6.4 01-Oct-06 01-Sep-36 161,500.00 161,226.1058.25 75 01-Sep-06 F ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 43 0.45 42 Y 710 10639514 480 7.5 7.05 01-Oct-06 01-Sep-36 208,800.00 208,661.1374.06 80 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 40 0.45 GD N 599 10639518 300 8.625 8.175 01-Oct-06 01-Sep-31 70,000.00 69,86569.57 64 01-Oct-06 F ZZ 5 300 02 24-Aug-06 0 0 0 A5AL 47 0.45 42 Y 593 10639520 480 9.44 8.99 01-Oct-06 01-Sep-36 275,000.00 274,896.2214.84 100 01-Sep-06 A ZZ 1 360 22 22-Aug-06 0 0 0 A4AL 38 0.45 55 Y 637 10639522 360 7.99 7.54 01-Oct-06 01-Sep-36 153,000.00 152,793.1121.6 47 01-Sep-06 F ZZ 5 360 02 17-Aug-06 0 0 0 B AL 51 0.45 42 N 542 10639524 360 7.8 7.35 01-Oct-06 01-Sep-36 202,320.00 202,320.1315.08 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 50580 100 A5AL 45 0.45 46 Y 651 10639526 480 8.75 8.3 01-Oct-06 01-Sep-36 180,000.00 179,916.1353.91 75 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 AMAL 50 0.45 GD Y 530 10639528 480 8.69 8.24 01-Oct-06 01-Sep-36 137,000.00 136,935.1024.19 64 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 38 0.45 GD Y 628 10639530 360 8.45 8 01-Oct-06 01-Sep-36 162,000.00 161,800.1239.91 90 01-Sep-06 F ZZ 5 360 02 17-Aug-06 0 0 0 A4AL 50 0.45 42 Y 602 10639532 360 6.19 5.74 01-Oct-06 01-Sep-36 248,000.00 247,522.1517.32 77 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 26 0.45 46 Y 687 10639534 480 6.8 6.35 01-Oct-06 01-Sep-36 124,800.00 124,699.757.49 60 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A5AL 43 0.45 GD Y 627 10639536 360 8.85 8.4 01-Oct-06 01-Sep-36 132,000.00 131,850.1047.89 80 01-Sep-06 A T 5 360 02 21-Aug-06 0 0 0 A4AL 34 0.45 55 Y 551 10639540 360 10.2 9.75 01-Oct-06 01-Sep-36 297,000.00 296,747.2650.39 90 01-Sep-06 F ZZ 5 360 22 25-Aug-06 0 0 0 AMAL 46 0.45 42 Y 620 10639542 360 8.9 8.45 01-Oct-06 01-Sep-36 133,100.00 132,950.1061.39 100 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 0 0 A5AL 54 0.45 55 Y 659 10639544 480 10.3 9.85 01-Oct-06 01-Sep-36 86,500.00 86,47754.94 75 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 AMAL 47 0.45 GD N 511 10639546 480 9.35 8.9 01-Oct-06 01-Sep-36 260,000.00 259,899.2075.87 65 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AXAL 49 0.45 GD N 503 10639552 480 7.7 7.25 01-Oct-06 01-Sep-36 151,920.00 151,824.1022.27 80 01-Sep-06 A ZZ 1 360 02 28-Aug-06 0 37980 100 A4AL 50 0.45 GD Y 618 10639554 360 8.9 8.45 01-Oct-06 01-Sep-36 100,800.00 100,687.803.82 80 01-Sep-06 F ZZ 5 360 22 23-Aug-06 0 25200 100 A4AL 35 0.45 42 Y 644 10639556 360 6.625 6.175 01-Oct-06 01-Sep-36 125,000.00 124,778.800.39 50 01-Sep-06 F ZZ 1 360 02 28-Aug-06 0 0 0 A5AL 45 0.45 42 Y 654 10639560 360 7.5 7.05 01-Oct-06 01-Sep-36 227,800.00 227,460.1592.82 85 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 45 0.45 42 Y 639 10639562 360 8.95 8.5 01-Oct-06 01-Sep-36 153,000.00 152,830.1225.58 90 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 49 0.45 55 N 617 10639564 360 7.55 7.1 01-Oct-06 01-Sep-36 190,000.00 189,719.1335.02 76 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 B AL 30 0.45 55 N 638 10639566 480 9.5 9.05 01-Oct-06 01-Sep-36 151,300.00 151,244.1225.63 85 01-Oct-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A5AL 39 0.45 G9 Y 565 10639568 360 7.9 7.45 01-Oct-06 01-Sep-36 215,900.00 215,900.1421.34 85 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A5AL 54 0.45 55 N 635 10639570 360 9.45 9 01-Oct-06 01-Sep-36 216,000.00 215,784.1808.38 80 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 AMAL 40 0.45 55 N 563 10639572 360 6.9 6.45 01-Oct-06 01-Sep-36 149,600.00 149,600.860.2 80 01-Sep-06 F ZZ 1 360 02 23-Aug-06 0 37400 100 A5AL 41 0.45 42 Y 664 10639576 360 9.4 8.95 01-Oct-06 01-Sep-36 208,000.00 207,790.1733.83 85 01-Sep-06 A ZZ 2 360 02 25-Aug-06 0 0 0 AMAL 34 0.45 55 Y 530 10639578 360 8.25 7.8 01-Oct-06 01-Sep-36 162,400.00 162,400.1116.5 80 01-Sep-06 A ZZ 5 360 42 24-Aug-06 0 40600 100 A4AL 44 0.45 46 Y 629 10639582 480 7.725 7.275 01-Oct-06 01-Sep-36 160,500.00 160,400.1082.99 54 01-Oct-06 F ZZ 5 360 02 15-Aug-06 0 0 0 C AL 29 0.45 G8 Y 647 10639584 360 6.99 6.54 01-Oct-06 01-Sep-36 472,000.00 472,000.2749.4 80 01-Oct-06 A ZZ 1 360 02 17-Aug-06 0 118000 100 A5AL 45 0.45 55 Y 673 10639586 360 8.8 8.35 01-Oct-06 01-Sep-36 103,920.00 103,801.821.26 80 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 25980 100 A5AL 44 0.45 55 Y 606 10639588 360 9.3 8.85 01-Oct-06 01-Sep-36 168,000.00 167,826.1388.19 70 01-Sep-06 A ZZ 5 360 12 18-Aug-06 0 0 0 B AL 37 0.45 46 Y 534 10639590 480 8.65 8.2 01-Oct-06 01-Sep-36 148,500.00 148,429.1105.63 90 01-Oct-06 F ZZ 5 360 02 17-Aug-06 0 0 0 A5AL 36 0.45 42 Y 623 10639592 360 8.5 8.05 01-Oct-06 01-Sep-36 91,200.00 91,08701.25 80 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 0 0 A4AL 18 0.45 46 N 572 10639596 480 7.64 7.19 01-Oct-06 01-Sep-36 188,000.00 187,880.1256.67 62 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 41 0.45 GD Y 551 10639598 480 7.89 7.44 01-Oct-06 01-Sep-36 180,000.00 179,893.1236.73 80 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 33750 95 A4AL 28 0.45 GD Y 651 10639600 360 8.9 8.45 01-Oct-06 01-Sep-36 113,400.00 113,273.904.3 90 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 AXAL 46 0.45 42 Y 566 10639604 480 8.29 7.84 01-Oct-06 01-Sep-36 536,000.00 535,716.3844 80 01-Sep-06 F ZZ 1 360 02 22-Aug-06 0 0 0 A5AL 49 0.45 G8 Y 661 10639606 360 7.75 7.3 01-Oct-06 01-Sep-36 169,600.00 169,600.1095.33 80 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 42400 100 A5AL 38 0.45 55 Y 656 10639608 480 7.9 7.45 01-Oct-06 01-Sep-36 195,475.00 195,359.1344.52 85 01-Sep-06 F ZZ 5 360 42 23-Aug-06 0 0 0 A5AL 45 0.45 G8 Y 601 10639610 360 8.625 8.175 01-Oct-06 01-Sep-36 102,800.00 102,678.799.57 80 01-Sep-06 F ZZ 1 360 02 21-Aug-06 0 25700 100 A5AL 47 0.45 42 Y 606 10639612 360 10.85 10.4 01-Oct-06 01-Sep-36 55,500.00 55,45522.26 100 01-Sep-06 A ZZ 1 360 22 24-Aug-06 0 0 0 A4AL 37 0.45 55 Y 679 10639614 360 9.2 8.75 01-Oct-06 01-Sep-36 578,700.00 578,091.4739.87 90 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 24 0.45 55 N 644 10639622 480 7.95 7.5 01-Oct-06 01-Sep-36 178,000.00 177,896.1230.99 53 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 AXAL 46 0.45 GD N 604 10639624 480 8.92 8.47 01-Oct-06 01-Sep-36 289,000.00 288,873.2211.46 82 01-Sep-06 F ZZ 2 360 12 25-Aug-06 0 0 0 A5AL 25 0.45 G8 Y 600 10639626 360 7.99 7.54 01-Oct-06 01-Sep-36 73,800.00 73,70541.01 90 01-Sep-06 A ZZ 5 360 12 22-Aug-06 0 0 0 A4AL 40 0.45 55 Y 665 10639628 480 7.99 7.54 01-Oct-06 01-Sep-36 94,000.00 93,94652.89 82 01-Sep-06 A ZZ 5 360 02 30-Aug-06 0 0 0 A4AL 42 0.45 GD Y 601 10639630 360 6.875 6.425 01-Oct-06 01-Sep-36 100,000.00 99,82656.93 80 01-Oct-06 F ZZ 5 360 02 21-Aug-06 0 25000 100 A4AL 53 0.45 42 Y 661 10639634 480 9.55 9.1 01-Oct-06 01-Sep-36 228,000.00 227,917.1855.82 95 01-Sep-06 A ZZ 2 360 02 24-Aug-06 0 0 0 A5AL 35 0.45 GD Y 595 10639638 360 10.15 9.7 01-Oct-06 01-Sep-36 112,500.00 112,403.999.77 75 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 C AL 50 0.45 55 N 541 10639640 360 8.3 7.85 01-Oct-06 01-Sep-36 96,800.00 96,67730.64 80 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 24200 100 A5AL 48 0.45 55 Y 606 10639642 480 8.95 8.5 01-Oct-06 01-Sep-36 50,100.00 50,07384.53 20 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A5AL 37 0.45 GD Y 548 10639648 360 12.75 12.3 01-Oct-06 01-Sep-36 37,800.00 37,78410.78 20 01-Sep-06 F ZZ 1 360 02 28-Aug-06 0 151200 100 A5AL 37 0.45 57 N 605 10639650 360 10.63 10.18 01-Oct-06 01-Sep-36 244,800.00 244,609.2263.11 90 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 AXAL 52 0.45 55 Y 549 10639654 360 8.1 7.65 01-Oct-06 01-Sep-36 149,000.00 148,803.1103.72 74 01-Sep-06 A ZZ 5 360 42 24-Aug-06 0 0 0 AMAL 28 0.45 55 Y 586 10639656 360 8.4 7.95 01-Oct-06 01-Sep-36 167,450.00 167,242.1275.7 85 01-Sep-06 A ZZ 1 360 22 29-Aug-06 0 0 0 A4AL 36 0.45 55 Y 615 10639658 360 7.88 7.43 01-Oct-06 01-Sep-36 172,000.00 172,000.1129.47 80 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 43000 100 A4AL 50 0.45 55 Y 626 10639660 360 8.8 8.35 01-Oct-06 01-Sep-36 91,050.00 90,94719.55 80 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 24 0.45 55 Y 572 10639662 480 7.95 7.5 01-Oct-06 01-Sep-36 218,500.00 218,372.1511.07 95 01-Sep-06 F ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 44 0.45 G8 Y 664 10639664 480 8.975 8.525 01-Oct-06 01-Sep-36 182,250.00 182,171.1402.3 75 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 C AL 46 0.45 GD N 546 10639666 360 9.05 8.6 01-Oct-06 01-Sep-36 256,000.00 256,000.1930.67 80 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 64000 100 A5AL 44 0.45 55 N 661 10639672 360 8.25 7.8 01-Oct-06 01-Sep-36 135,850.00 135,676.1020.6 95 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 44 0.45 55 N 642 10639676 360 8.9 8.45 01-Oct-06 01-Sep-36 144,000.00 143,838.1148.32 80 01-Sep-06 F ZZ 1 360 02 24-Aug-06 0 36000 100 AXAL 48 0.45 42 Y 621 10639678 360 7 6.55 01-Oct-06 01-Sep-36 156,800.00 156,542.1043.2 80 01-Sep-06 F ZZ 2 360 02 23-Aug-06 0 26303 94 A4AL 42 0.45 42 Y 664 10639680 360 9.95 9.5 01-Oct-06 01-Sep-36 109,000.00 108,902.952.53 100 01-Sep-06 F ZZ 1 360 02 29-Aug-06 0 0 0 A5AL 22 0.45 42 Y 622 10639684 360 7.7 7.25 01-Oct-06 01-Sep-36 195,200.00 195,200.1252.53 80 01-Sep-06 A ZZ 1 360 02 23-Aug-06 0 48800 100 A4AL 46 0.45 46 Y 641 10639686 360 8.95 8.5 01-Oct-06 01-Sep-36 136,000.00 135,849.1089.4 85 01-Sep-06 A ZZ 1 360 02 23-Aug-06 0 0 0 A5AL 37 0.45 55 Y 567 10639690 360 7.95 7.5 01-Oct-06 01-Sep-36 105,000.00 104,857.766.8 70 01-Sep-06 F ZZ 5 360 02 17-Aug-06 0 0 0 C AL 51 0.45 42 Y 581 10639694 360 8.8 8.35 01-Oct-06 01-Sep-36 126,000.00 125,855.995.75 90 01-Oct-06 A ZZ 5 360 22 24-Aug-06 0 0 0 A5AL 18 0.45 55 N 663 10639702 360 7.95 7.5 01-Oct-06 01-Sep-36 444,000.00 444,000.2941.5 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 30 0.45 55 Y 614 10639704 360 7.5 7.05 01-Oct-06 01-Sep-36 242,250.00 242,250.1514.06 85 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 46 0.45 55 N 719 10639708 360 7.9 7.45 01-Oct-06 01-Sep-36 185,500.00 185,245.1348.23 70 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 30 0.45 55 Y 547 10639710 360 9.99 9.54 01-Oct-06 01-Sep-36 51,000.00 50,95447.19 85 01-Oct-06 F ZZ 5 360 02 30-Aug-06 0 0 0 A4AL 42 0.45 42 Y 580 10639712 480 6.8 6.35 01-Oct-06 01-Sep-36 174,000.00 173,859.1056.11 75 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 39 0.45 G8 Y 631 10639714 480 7.9 7.45 01-Oct-06 01-Sep-36 551,250.00 550,923.3791.6 75 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 49 0.45 GD N 625 10639722 360 11.25 10.8 01-Oct-06 01-Sep-36 88,000.00 87,94854.72 20 01-Sep-06 F ZZ 1 360 22 25-Aug-06 0 352000 100 A5AL 40 0.45 57 Y 696 10639726 360 7.95 7.5 01-Oct-06 01-Sep-36 128,350.00 128,175.937.32 85 01-Sep-06 F ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 49 0.45 42 N 625 10639728 360 9.55 9.1 01-Oct-06 01-Sep-36 200,000.00 199,804.1689.01 100 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 46 0.45 55 Y 618 10639730 360 7.5 7.05 01-Oct-06 01-Sep-36 129,200.00 129,200.807.5 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 32302 100 C AL 39 0.45 46 Y 610 10639732 360 7.25 6.8 01-Oct-06 01-Sep-36 299,700.00 299,230.2044.49 90 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 45 0.45 55 N 675 10639734 360 8.6 8.15 01-Oct-06 01-Sep-36 126,350.00 126,350.905.51 95 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 44 0.45 55 Y 653 10639738 480 7.6 7.15 01-Oct-06 01-Sep-36 487,500.00 487,185.3244.18 75 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 C AL 45 0.45 G9 Y 673 10639740 360 8.6 8.15 01-Oct-06 01-Sep-36 187,500.00 187,276.1455.03 86 01-Sep-06 A T 5 360 02 25-Aug-06 0 0 0 C AL 32 0.45 55 N 643 10639742 360 7.55 7.1 01-Oct-06 01-Sep-36 251,300.00 250,929.1765.74 70 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 C AL 26 0.45 42 Y 638 10639744 480 9.7 9.25 01-Oct-06 01-Sep-36 149,995.00 149,942.1238.44 95 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 32 0.45 GD N 625 10639746 480 8.35 7.9 01-Oct-06 01-Sep-36 212,000.00 211,889.1530.02 80 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 53000 100 A4AL 45 0.45 GE Y 640 10639748 480 8.15 7.7 01-Oct-06 01-Sep-36 124,000.00 123,931.876.18 80 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 31000 100 AMAL 49 0.45 G9 Y 606 10639750 360 9.15 8.7 01-Oct-06 01-Sep-36 199,750.00 199,537.1628.84 85 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AXAL 48 0.45 46 Y 520 10639752 360 8.65 8.2 01-Oct-06 01-Sep-36 168,000.00 167,801.1309.68 80 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 AXAL 38 0.45 55 N 521 10639754 360 9.2 8.75 01-Oct-06 01-Sep-36 127,500.00 127,365.1044.3 100 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 53 0.45 55 Y 625 10639756 360 7.99 7.54 01-Oct-06 01-Sep-36 123,500.00 123,333.905.34 95 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 A5AL 49 0.45 42 Y 695 10639758 360 8.175 7.725 01-Oct-06 01-Sep-36 270,000.00 269,649.2014.21 75 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 51 0.45 55 Y 555 10639760 360 7.75 7.3 01-Oct-06 01-Sep-36 157,250.00 157,027.1126.56 85 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 C AL 40 0.45 55 Y 642 10639764 360 9.25 8.8 01-Oct-06 01-Sep-36 203,500.00 203,288.1674.15 100 01-Sep-06 A ZZ 1 360 02 28-Aug-06 0 0 0 A5AL 49 0.45 55 Y 609 10639766 360 7.85 7.4 01-Oct-06 01-Sep-36 178,400.00 178,400.1167.03 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 44600 100 A4AL 43 0.45 55 Y 612 10639768 360 7.745 7.295 01-Oct-06 01-Sep-36 190,000.00 189,730.1360.53 85 01-Oct-06 A ZZ 1 360 12 22-Aug-06 0 0 0 A4AL 39 0.45 55 Y 654 10639770 480 8.475 8.025 01-Oct-06 01-Sep-36 119,000.00 118,940.870.12 85 01-Sep-06 F ZZ 5 360 22 22-Aug-06 0 0 0 A5AL 31 0.45 G8 Y 681 10639772 480 7.45 7 01-Oct-06 01-Sep-36 118,800.00 118,720.777.41 90 01-Sep-06 A ZZ 1 360 42 28-Aug-06 0 0 0 A4AL 53 0.45 GD Y 655 10639776 360 7.99 7.54 01-Oct-06 01-Sep-36 172,800.00 172,566.1266.75 80 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 48 0.45 55 N 628 10639778 360 8.1 7.65 01-Oct-06 01-Sep-36 101,450.00 101,316.751.49 80 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 48 0.45 42 Y 618 10639780 360 8.45 8 01-Oct-06 01-Sep-36 70,000.00 69,91535.77 61 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 27 0.45 42 Y 601 10639782 360 8.99 8.54 01-Oct-06 01-Sep-36 133,200.00 133,053.1070.8 80 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 0 0 AXAL 47 0.45 55 Y 599 10639786 360 7.15 6.7 01-Oct-06 01-Sep-36 237,000.00 236,621.1600.72 72 01-Oct-06 F ZZ 5 360 02 21-Aug-06 0 0 0 C AL 54 0.45 42 Y 640 10639788 360 7.99 7.54 01-Oct-06 01-Sep-36 170,000.00 169,770.1246.22 85 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AXAL 49 0.45 55 N 597 10639790 360 9.25 8.8 01-Oct-06 01-Sep-36 276,250.00 275,962.2272.65 85 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 B AL 40 0.45 46 Y 546 10639796 360 7.45 7 01-Oct-06 01-Sep-36 120,000.00 119,819.834.96 80 01-Sep-06 F ZZ 5 360 02 23-Aug-06 0 10935 88 A4AL 32 0.45 42 Y 617 10639798 360 7.25 6.8 01-Oct-06 01-Sep-36 146,400.00 146,170.998.71 80 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 36600 100 A4AL 47 0.45 42 Y 672 10639800 480 9.25 8.8 01-Oct-06 01-Sep-36 108,000.00 107,956.853.92 90 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 41 0.45 G8 N 740 10639802 360 9.6 9.15 01-Oct-06 01-Sep-36 80,000.00 79,92678.53 58 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 51 0.45 42 Y 522 10639806 360 8.9 8.45 01-Oct-06 01-Sep-36 176,000.00 175,802.1403.5 80 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 AXAL 32 0.45 55 Y 606 10639808 360 8 7.55 01-Oct-06 01-Sep-36 153,000.00 152,794.1122.66 59 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A5AL 49 0.45 55 Y 596 10639814 480 9.95 9.5 01-Oct-06 01-Sep-36 104,500.00 104,466.883.26 95 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 A5AL 43 0.45 55 N 593 10639816 360 7.925 7.475 01-Oct-06 01-Sep-36 243,950.00 243,616.1777.29 85 01-Sep-06 F ZZ 5 360 12 25-Aug-06 0 0 0 A5AL 26 0.45 42 Y 687 10639818 360 7.85 7.4 01-Oct-06 01-Sep-36 260,000.00 259,639.1880.68 80 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 AXAL 26 0.45 46 Y 585 10639820 480 8.925 8.475 01-Oct-06 01-Sep-36 280,000.00 279,877.2143.66 100 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 AXAL 49 0.45 GD Y 700 10639824 480 9.3 8.85 01-Oct-06 01-Sep-36 83,300.00 83,26661.85 85 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 23 0.45 GD N 575 10639832 480 7.59 7.14 01-Oct-06 01-Sep-36 216,000.00 215,860.1435.83 90 01-Sep-06 F ZZ 1 360 12 28-Aug-06 0 0 0 A4AL 19 0.45 G8 Y 684 10639834 360 7.2 6.75 01-Oct-06 01-Sep-36 210,000.00 209,668.1425.46 67 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A5AL 43 0.45 55 N 625 10639836 240 7.95 7.5 01-Oct-06 01-Sep-26 105,000.00 104,640.875 75 01-Sep-06 F ZZ 5 240 02 23-Aug-06 0 0 0 A4AL 41 0.45 42 Y 625 10639838 360 10.5 10.05 01-Oct-06 01-Sep-36 87,125.00 87,05796.97 85 01-Sep-06 A ZZ 1 360 02 23-Aug-06 0 10250 95 A5AL 48 0.45 55 N 538 10639840 480 8.75 8.3 01-Oct-06 01-Sep-36 302,250.00 302,110.2273.44 75 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 44 0.45 GD Y 533 10639842 480 8.275 7.825 01-Oct-06 01-Sep-36 167,000.00 166,911.1195.77 50 01-Sep-06 A ZZ 2 360 22 28-Aug-06 0 0 0 AXAL 19 0.45 GD N 604 10639848 480 9.75 9.3 01-Oct-06 01-Sep-36 156,000.00 155,946.1294.12 80 01-Sep-06 A ZZ 5 360 22 28-Aug-06 0 0 0 A5AL 40 0.45 GD N 613 10639850 360 8.35 7.9 01-Oct-06 01-Sep-36 141,400.00 141,222.1072.25 80 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 35350 100 AMAL 22 0.45 55 Y 607 10639854 360 8.99 8.54 01-Oct-06 01-Sep-36 128,700.00 128,558.1034.63 90 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 47 0.45 42 N 618 10639856 360 9.35 8.9 01-Oct-06 01-Sep-36 63,000.00 62,93522.86 90 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 49 0.45 55 N 626 10639860 360 6.65 6.2 01-Oct-06 01-Sep-36 113,000.00 112,801.725.43 76 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 46 0.45 42 Y 722 10639862 360 8.55 8.1 01-Oct-06 01-Sep-36 192,620.00 192,388.1487.92 95 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 36 0.45 46 Y 607 10639866 480 8.75 8.3 01-Oct-06 01-Sep-36 219,300.00 219,198.1649.51 85 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 AXAL 28 0.45 GD Y 565 10639868 360 9.2 8.75 01-Oct-06 01-Sep-36 116,000.00 115,877.950.11 80 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 51 0.45 55 Y 588 10639870 360 7.85 7.4 01-Oct-06 01-Sep-36 99,000.00 98,84716.11 80 01-Oct-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 50 0.45 42 Y 646 10639872 480 9.95 9.5 01-Oct-06 01-Sep-36 99,750.00 99,71843.11 95 01-Sep-06 F ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 49 0.45 G8 Y 598 10639876 360 10.15 9.7 01-Oct-06 01-Sep-36 89,300.00 89,22793.59 95 01-Sep-06 A ZZ 1 360 22 22-Aug-06 0 0 0 A5AL 44 0.45 55 N 634 10639878 360 8.9 8.45 01-Oct-06 01-Sep-36 155,705.00 155,530.1241.66 95 01-Sep-06 A ZZ 1 360 02 28-Aug-06 0 0 0 A4AL 34 0.45 55 Y 667 10639880 360 8.05 7.6 01-Oct-06 01-Sep-36 352,000.00 351,530.2595.14 80 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 A5AL 42 0.45 42 Y 612 10639882 360 9.6 9.15 01-Oct-06 01-Sep-36 162,000.00 161,843.1374.02 100 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 41 0.45 42 N 634 10639888 480 9.25 8.8 01-Oct-06 01-Sep-36 237,500.00 237,405.1877.82 95 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 0 0 A4AL 35 0.45 GD Y 618 10639890 360 8.75 8.3 01-Oct-06 01-Sep-36 112,000.00 111,870.881.11 70 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AXAL 30 0.45 55 N 523 10639892 360 10.525 10.075 01-Oct-06 01-Sep-36 114,800.00 114,708.1052.27 70 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 46 0.45 55 Y 598 10639894 360 7.75 7.3 01-Oct-06 01-Sep-36 139,750.00 139,552.1001.19 65 01-Sep-06 A T 5 360 02 18-Aug-06 0 0 0 AMAL 37 0.45 46 Y 560 10639898 360 10.2 9.75 01-Oct-06 01-Sep-36 39,000.00 38,96348.04 20 01-Sep-06 F ZZ 1 360 02 30-Aug-06 0 156000 100 A5AL 42 0.45 57 Y 729 10639900 360 7.99 7.54 01-Oct-06 01-Sep-36 120,000.00 119,838.879.69 80 01-Sep-06 F ZZ 1 360 02 25-Aug-06 0 30000 100 AXAL 45 0.45 42 Y 647 10639902 360 8.1 7.65 01-Oct-06 01-Sep-36 260,000.00 259,656.1925.95 78 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A5AL 33 0.45 55 Y 583 10639910 360 7.8 7.35 01-Oct-06 01-Sep-36 191,250.00 190,981.1376.76 75 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AXAL 54 0.45 55 N 651 10639912 480 8.7 8.25 01-Oct-06 01-Sep-36 71,220.00 71,18532.98 100 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 0 0 A5AL 49 0.45 GD Y 660 10639916 480 8.6 8.15 01-Oct-06 01-Sep-36 170,000.00 169,917.1259.21 79 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 49 0.45 GD Y 572 10639918 360 10.2 9.75 01-Oct-06 01-Sep-36 307,840.00 307,577.2747.13 74 01-Sep-06 A ZZ 5 360 12 25-Aug-06 0 0 0 AMAL 54 0.45 55 N 517 10639920 360 10.99 10.54 01-Oct-06 01-Sep-36 93,600.00 93,53890.67 80 01-Sep-06 F ZZ 5 360 02 26-Aug-06 0 0 0 A4AL 37 0.45 42 N 534 10639922 360 7.99 7.54 01-Oct-06 01-Sep-36 305,200.00 304,788.2237.33 88 01-Sep-06 A ZZ 5 360 42 18-Aug-06 0 0 0 A4AL 53 0.45 55 Y 621 10639924 360 8.05 7.6 01-Oct-06 01-Sep-36 143,100.00 143,100.959.96 90 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 42 0.45 55 Y 609 10639926 360 8.99 8.54 01-Oct-06 01-Sep-36 344,000.00 344,000.2577.13 80 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 86000 100 A4AL 47 0.45 55 Y 644 10639928 360 7.45 7 01-Oct-06 01-Sep-36 120,000.00 119,819.834.96 80 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 30000 100 A4AL 46 0.45 42 Y 672 10639932 480 6.85 6.4 01-Oct-06 01-Sep-36 296,000.00 295,764.1807.28 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 70004 99 AXAL 50 0.45 GD N 613 10639936 480 8.8 8.35 01-Oct-06 01-Sep-36 100,800.00 100,754.762.05 90 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 43 0.45 GD N 628 10639938 480 7.7 7.25 01-Oct-06 01-Sep-36 132,550.00 132,466.891.93 55 01-Oct-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 50 0.45 GD Y 585 10639940 360 8.945 8.495 01-Oct-06 01-Sep-36 144,000.00 143,840.1152.97 90 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A5AL 34 0.45 55 N 618 10639942 360 8.8 8.35 01-Oct-06 01-Sep-36 102,850.00 102,732.812.8 85 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 46 0.45 55 Y 607 10639948 360 8.75 8.3 01-Oct-06 01-Sep-36 283,500.00 283,172.2230.3 90 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 A4AL 48 0.45 M7 N 626 10639954 480 7.49 7.04 01-Oct-06 01-Sep-36 264,000.00 263,824.1735.36 80 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 58014 98 A4AL 49 0.45 GD Y 675 10639956 360 8.7 8.25 01-Oct-06 01-Sep-36 189,000.00 188,779.1480.12 90 01-Sep-06 A ZZ 5 360 12 21-Aug-06 0 0 0 AMAL 55 0.45 55 N 569 10639958 360 9.55 9.1 01-Oct-06 01-Sep-36 178,200.00 178,025.1504.91 90 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 51 0.45 42 N 575 10639960 360 8.75 8.3 01-Oct-06 01-Sep-36 350,000.00 349,595.2753.46 62 01-Sep-06 A ZZ 5 360 12 25-Aug-06 0 0 0 A4AL 11 0.45 55 N 527 10639962 480 10.35 9.9 01-Oct-06 01-Sep-36 90,000.00 89,97789.04 100 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 0 0 A5AL 46 0.45 GD N 581 10639964 360 9.65 9.2 01-Oct-06 01-Sep-36 125,080.00 124,960.1065.46 100 01-Sep-06 A ZZ 1 360 12 31-Aug-06 0 0 0 A4AL 49 0.45 55 N 627 10639966 360 7.7 7.25 01-Oct-06 01-Sep-36 171,000.00 170,755.1219.17 69 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 44 0.45 55 Y 542 10639970 360 7.7 7.25 01-Oct-06 01-Sep-36 124,000.00 123,822.884.08 80 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 31000 100 A5AL 44 0.45 55 Y 652 10639972 360 9.55 9.1 01-Oct-06 01-Sep-36 180,000.00 179,824.1520.11 79 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 B AL 52 0.45 55 Y 521 10639974 360 7.55 7.1 01-Oct-06 01-Sep-36 228,800.00 228,462.1607.65 70 01-Sep-06 F ZZ 2 360 02 25-Aug-06 0 0 0 A4AL 4 0.45 42 Y 603 10639976 360 7.95 7.5 01-Oct-06 01-Sep-36 162,000.00 161,779.1183.06 70 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 B AL 47 0.45 55 Y 545 10639986 360 8.375 7.925 01-Oct-06 01-Sep-36 404,000.00 404,000.2819.58 80 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 75750 95 A5AL 43 0.45 55 Y 642 10639992 360 8.95 8.5 01-Oct-06 01-Sep-36 134,900.00 134,750.1080.59 100 01-Sep-06 A ZZ 1 360 02 28-Aug-06 0 0 0 A5AL 33 0.45 55 N 633 10639994 360 7.85 7.4 01-Oct-06 01-Sep-36 120,000.00 119,833.868.01 77 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 45 0.45 42 Y 555 10639998 480 7.55 7.1 01-Oct-06 01-Sep-36 423,900.00 423,622.2805.24 90 01-Sep-06 A ZZ 5 360 22 16-Aug-06 0 0 0 A5AL 36 0.45 GE Y 631 10640000 360 8.6 8.15 01-Oct-06 01-Sep-36 142,200.00 142,030.1103.49 90 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 37 0.45 55 Y 622 10640002 360 7.05 6.6 01-Oct-06 01-Sep-36 368,000.00 367,400.2460.69 80 01-Sep-06 A ZZ 1 360 02 22-Aug-06 0 69000 95 AMAL 25 0.45 55 Y 579 10640006 480 8.35 7.9 01-Oct-06 01-Sep-36 200,000.00 199,896.1443.42 80 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 40 0.45 GD N 571 10640008 360 6.675 6.225 01-Oct-06 01-Sep-36 120,640.00 120,428.776.47 80 01-Oct-06 F ZZ 1 360 02 21-Aug-06 0 30160 100 A5AL 49 0.45 42 Y 666 10640010 480 7.95 7.5 01-Oct-06 01-Sep-36 191,250.00 191,138.1322.62 75 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 51 0.45 G8 Y 568 10640014 480 7.59 7.14 01-Oct-06 01-Sep-36 245,000.00 244,841.1628.6 45 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AXAL 47 0.45 GD Y 571 10640024 360 7.05 6.6 01-Oct-06 01-Sep-36 408,000.00 408,000.2397 85 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 38 0.45 46 Y 637 10640026 360 10.05 9.6 01-Oct-06 01-Sep-36 116,000.00 115,898.1022.28 80 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 B AL 54 0.45 55 Y 524 10640028 360 10.05 9.6 01-Oct-06 01-Sep-36 123,000.00 122,891.1083.97 95 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 AXAL 47 0.45 55 Y 583 10640030 360 8.75 8.3 01-Oct-06 01-Sep-36 116,850.00 116,715.919.26 95 01-Sep-06 A ZZ 5 360 42 25-Aug-06 0 0 0 A4AL 49 0.45 55 Y 629 10640032 360 11 10.55 01-Oct-06 01-Sep-36 67,500.00 67,45642.82 75 01-Sep-06 A ZZ 5 360 12 30-Aug-06 0 0 0 A4AL 42 0.45 55 Y 536 10640034 360 8.89 8.44 01-Oct-06 01-Sep-36 190,400.00 190,186.1516.96 80 01-Sep-06 F ZZ 5 360 22 25-Aug-06 0 47600 100 A4AL 48 0.45 42 Y 640 10640044 360 6.94 6.49 01-Oct-06 01-Sep-36 197,600.00 197,170.1306.69 79 01-Oct-06 F ZZ 5 360 02 23-Aug-06 0 49417 99 A4AL 41 0.45 42 Y 708 10640046 360 7.9 7.45 01-Oct-06 01-Sep-36 106,430.00 106,283.773.54 80 01-Sep-06 A ZZ 1 360 22 22-Aug-06 0 26608 100 A5AL 49 0.45 M7 Y 702 10640048 360 8.85 8.4 01-Oct-06 01-Sep-36 110,000.00 109,875.873.24 95 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 C AL 41 0.45 42 Y 617 10640050 360 8 7.55 01-Oct-06 01-Sep-36 84,000.00 83,88616.37 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 21000 100 A5AL 36 0.45 55 Y 608 10640052 480 10.15 9.7 01-Oct-06 01-Sep-36 131,850.00 131,809.1135.15 90 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 42 0.45 G8 Y 591 10640056 360 9.15 8.7 01-Oct-06 01-Sep-36 90,000.00 89,90733.9 75 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 0 0 A4AL 43 0.45 46 N 642 10640062 360 8.5 8.05 01-Oct-06 01-Sep-36 142,250.00 142,077.1093.78 80 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 A5AL 46 0.45 55 N 528 10640066 360 7.89 7.44 01-Oct-06 01-Sep-36 160,000.00 159,779.1161.78 80 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 40000 100 A4AL 46 0.45 55 Y 650 10640068 480 9.3 8.85 01-Oct-06 01-Sep-36 163,710.00 163,645.1300.73 90 01-Sep-06 A ZZ 1 360 22 24-Aug-06 0 0 0 A5AL 38 0.45 GD Y 616 10640074 360 9.35 8.9 01-Oct-06 01-Sep-36 195,500.00 195,300.1622.52 85 01-Sep-06 F ZZ 5 360 22 25-Aug-06 0 0 0 A5AL 40 0.45 42 Y 587 10640076 360 7.9 7.45 01-Oct-06 01-Sep-36 184,500.00 184,246.1340.96 90 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 48 0.45 55 Y 590 10640080 480 7.44 6.99 01-Oct-06 01-Sep-36 275,000.00 274,814.1797.52 39 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 41 0.45 GD Y 680 10640084 480 7.375 6.925 01-Oct-06 01-Sep-36 175,500.00 175,379.1138.74 90 01-Sep-06 A ZZ 5 360 12 25-Aug-06 0 0 0 A4AL 32 0.45 G9 Y 619 10640090 480 10.55 10.1 01-Oct-06 01-Sep-36 90,000.00 89,97803.28 90 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 39 0.45 G9 N 539 10640092 360 10.05 9.6 01-Oct-06 01-Sep-36 155,000.00 154,863.1365.97 100 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 0 0 A5AL 45 0.45 55 Y 640 10640094 360 7.5 7.05 01-Oct-06 01-Sep-36 188,800.00 188,800.1180 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 30 0.45 55 Y 687 10640096 360 8 7.55 01-Oct-06 01-Sep-36 224,000.00 224,000.1493.33 80 01-Sep-06 A ZZ 1 360 02 23-Aug-06 0 56000 100 A5AL 12 0.45 55 Y 611 10640098 360 12.55 12.1 01-Oct-06 01-Sep-36 56,000.00 55,97599.84 20 01-Sep-06 F ZZ 1 360 02 23-Aug-06 0 224000 100 A5AL 35 0.45 57 Y 611 10640102 360 8.35 7.9 01-Oct-06 01-Sep-36 114,500.00 114,356.868.27 95 01-Sep-06 A ZZ 5 360 02 18-Aug-06 0 0 0 A4AL 38 0.45 55 Y 608 10640104 360 9.85 9.4 01-Oct-06 01-Sep-36 135,000.00 134,876.1169.79 90 01-Sep-06 F ZZ 5 360 22 24-Aug-06 0 0 0 AMAL 21 0.45 42 Y 579 10640108 480 8.75 8.3 01-Oct-06 01-Sep-36 162,000.00 161,925.1218.52 100 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 46 0.45 GD Y 673 10640110 360 10.35 9.9 01-Oct-06 01-Sep-36 71,400.00 71,34645.14 85 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 40 0.45 55 Y 535 10640112 360 6.15 5.7 01-Oct-06 01-Sep-36 187,500.00 187,136.1142.31 71 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 76400 100 A5AL 42 0.45 55 Y 641 10640114 480 7.8 7.35 01-Oct-06 01-Sep-36 174,000.00 173,894.1183.81 95 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 49 0.45 GD N 641 10640116 360 7.95 7.5 01-Oct-06 01-Sep-36 102,400.00 102,260.747.81 80 01-Sep-06 A ZZ 1 360 22 18-Aug-06 0 25600 100 A4AL 42 0.45 55 Y 717 10640118 480 8.15 7.7 01-Oct-06 01-Sep-36 119,850.00 119,784.846.86 85 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 40 0.45 GD N 676 10640122 360 9.15 8.7 01-Oct-06 01-Sep-36 57,800.00 57,73471.33 85 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 0 0 A5AL 19 0.45 55 Y 603 10640126 360 10.05 9.6 01-Oct-06 01-Sep-36 100,000.00 99,91881.27 80 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A5AL 19 0.45 55 N 513 10640128 480 8.75 8.3 01-Oct-06 01-Sep-36 188,100.00 188,013.1414.84 90 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 0 0 A5AL 48 0.45 GD Y 649 10640132 360 8.69 8.24 01-Oct-06 01-Sep-36 750,000.00 750,000.5431.25 89 01-Sep-06 F ZZ 5 360 22 22-Aug-06 0 0 0 A4AL 37 0.45 42 Y 673 10640134 480 8.99 8.54 01-Oct-06 01-Sep-36 489,250.00 489,039.3770.13 95 01-Sep-06 A ZZ 5 360 22 18-Aug-06 0 0 0 A4AL 46 0.45 GD Y 634 10640138 480 8.3 7.85 01-Oct-06 01-Sep-36 112,000.00 111,940.804.08 80 01-Sep-06 F ZZ 5 360 42 22-Aug-06 0 28000 100 AXAL 21 0.45 G8 N 600 10640140 480 8.49 8.04 01-Oct-06 01-Sep-36 312,000.00 311,844.2284.89 80 01-Sep-06 A ZZ 5 360 22 23-Aug-06 0 0 0 AMAL 45 0.45 GD Y 593 10640144 360 8.99 8.54 01-Oct-06 01-Sep-36 404,910.00 404,465.3255.09 90 01-Sep-06 A ZZ 1 360 22 21-Aug-06 0 0 0 A4AL 41 0.45 55 N 673 10640148 480 7.25 6.8 01-Oct-06 01-Sep-36 499,500.00 499,144.3195.17 90 01-Sep-06 F ZZ 5 360 02 17-Aug-06 0 0 0 A5AL 11 0.45 G8 Y 624 10640152 360 8.2 7.75 01-Oct-06 01-Sep-36 108,000.00 107,860.807.58 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 27000 100 A4AL 32 0.45 55 Y 608 10640154 360 8.45 8 01-Oct-06 01-Sep-36 116,000.00 115,857.887.84 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 29000 100 A5AL 44 0.45 55 Y 631 10640156 480 8.65 8.2 01-Oct-06 01-Sep-36 220,000.00 219,895.1637.96 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 C AL 34 0.45 GD Y 569 10640160 360 9.6 9.15 01-Oct-06 01-Sep-36 126,650.00 126,527.1074.2 85 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 53 0.45 46 N 524 10640162 360 7.95 7.5 01-Oct-06 01-Sep-36 168,000.00 167,771.1226.88 80 01-Sep-06 F ZZ 5 360 02 19-Aug-06 0 42000 100 A4AL 36 0.45 42 Y 605 10640164 360 8.45 8 01-Oct-06 01-Sep-36 182,000.00 181,776.1392.98 70 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 31 0.45 55 Y 530 10640166 360 7.55 7.1 01-Oct-06 01-Sep-36 340,000.00 339,498.2388.99 85 01-Sep-06 A ZZ 5 360 12 18-Aug-06 0 0 0 A4AL 55 0.45 55 N 560 10640168 360 8.45 8 01-Oct-06 01-Sep-36 310,000.00 309,619.2372.66 100 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 43 0.45 55 N 629 10640170 360 7.4 6.95 01-Oct-06 01-Sep-36 126,400.00 126,208.875.17 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 31600 100 AXAL 13 0.45 55 Y 645 10640172 360 7.95 7.5 01-Oct-06 01-Sep-36 120,000.00 120,000.795 64 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 28 0.45 55 Y 582 10640174 480 8.9 8.45 01-Oct-06 01-Sep-36 84,600.00 84,56646.07 100 01-Oct-06 A ZZ 1 360 02 30-Aug-06 0 0 0 A5AL 48 0.45 GD Y 666 10640176 360 7.79 7.34 01-Oct-06 01-Sep-36 432,000.00 431,393.3106.86 90 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 37 0.45 55 Y 628 10640178 360 7.99 7.54 01-Oct-06 01-Sep-36 195,200.00 194,936.1430.95 79 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 49 0.45 55 N 667 10640180 480 8.25 7.8 01-Oct-06 01-Sep-36 297,500.00 297,340.2124.57 70 01-Sep-06 A ZZ 5 360 02 16-Aug-06 0 0 0 A4AL 49 0.45 GD Y 521 10640182 360 7.3 6.85 01-Oct-06 01-Sep-36 167,200.00 167,200.1017.13 80 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 41800 100 A4AL 35 0.45 55 Y 698 10640184 360 11.35 10.9 01-Oct-06 01-Sep-36 41,800.00 41,77409.17 20 01-Sep-06 F ZZ 1 360 22 28-Aug-06 0 167200 100 A4AL 49 0.45 57 Y 698 10640186 360 6.99 6.54 01-Oct-06 01-Sep-36 150,000.00 149,752.996.95 38 01-Sep-06 F ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 39 0.45 42 Y 684 10640188 360 9.99 9.54 01-Oct-06 01-Sep-36 98,400.00 98,31862.81 80 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 B AL 36 0.45 42 Y 556 10640192 480 8.75 8.3 01-Oct-06 01-Sep-36 90,000.00 89,95676.96 90 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 49 0.45 G9 Y 597 10640194 360 9.7 9.25 01-Oct-06 01-Sep-36 144,000.00 143,863.1231.9 90 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 47 0.45 55 Y 522 10640196 480 8 7.55 01-Oct-06 01-Sep-36 369,600.00 369,387.2569.88 80 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 92400 100 A4AL 48 0.45 GD N 643 10640198 480 9.44 8.99 01-Oct-06 01-Sep-36 395,100.00 394,951.3182.13 90 01-Sep-06 A ZZ 1 360 22 18-Aug-06 0 0 0 A4AL 25 0.45 GD N 620 10640200 480 7.8 7.35 01-Oct-06 01-Sep-36 177,600.00 177,491.1208.3 80 01-Sep-06 A ZZ 5 360 12 23-Aug-06 0 0 0 C AL 48 0.45 GD Y 560 10640202 360 10.25 9.8 01-Oct-06 01-Sep-36 107,000.00 106,909.958.83 100 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 44 0.45 55 Y 605 10640204 360 10.15 9.7 01-Oct-06 01-Sep-36 216,000.00 215,814.1919.55 80 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 C AL 51 0.45 55 N 546 10640206 480 8.15 7.7 01-Oct-06 01-Sep-36 500,000.00 499,724.3532.97 74 01-Sep-06 A ZZ 5 360 22 22-Aug-06 0 0 0 A4AL 49 0.45 GD Y 606 10640208 360 8.99 8.54 01-Oct-06 01-Sep-36 94,905.00 94,80762.95 95 01-Oct-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 48 0.45 55 N 643 10640210 360 10.15 9.7 01-Oct-06 01-Sep-36 168,750.00 168,604.1499.65 90 01-Sep-06 A ZZ 5 360 02 26-Aug-06 0 0 0 AMAL 39 0.45 55 Y 523 10640212 360 7.8 7.35 01-Oct-06 01-Sep-36 113,750.00 113,590.818.86 70 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 0 0 A5AL 28 0.45 46 Y 644 10640214 360 7.7 7.25 01-Oct-06 01-Sep-36 168,000.00 168,000.1078 80 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 42000 100 A4AL 45 0.45 55 N 767 10640220 480 8.05 7.6 01-Oct-06 01-Sep-36 186,200.00 186,094.1301.67 78 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 46 0.45 GD Y 582 10640222 360 8.75 8.3 01-Oct-06 01-Sep-36 252,600.00 252,308.1987.21 80 01-Oct-06 A ZZ 5 360 22 25-Aug-06 0 49980 96 A4AL 42 0.45 M7 Y 548 10640228 360 8.99 8.54 01-Oct-06 01-Sep-36 125,000.00 124,862.1004.88 79 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 40 0.45 55 N 524 10640230 480 7.8 7.35 01-Oct-06 01-Sep-36 155,000.00 154,905.1054.54 74 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 0 0 A4AL 37 0.45 GD Y 649 10640232 480 7.9 7.45 01-Oct-06 01-Sep-36 256,000.00 255,848.1760.82 80 01-Sep-06 A ZZ 5 360 22 22-Aug-06 0 64000 100 A4AL 45 0.45 GD Y 675 10640234 360 9.3 8.85 01-Oct-06 01-Sep-36 129,500.00 129,366.1070.07 90 01-Oct-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 46 0.45 55 Y 595 10640236 360 7.6 7.15 01-Oct-06 01-Sep-36 256,000.00 255,626.1807.56 80 01-Sep-06 F ZZ 5 360 02 18-Aug-06 0 64000 100 A4AL 44 0.45 42 Y 691 10640240 480 8.95 8.5 01-Oct-06 01-Sep-36 147,050.00 146,986.1128.63 85 01-Sep-06 F ZZ 5 360 02 22-Aug-06 0 0 0 AXAL 35 0.45 G8 N 587 10640242 360 7.34 6.89 01-Oct-06 01-Sep-36 228,000.00 228,000.1394.6 80 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 57000 100 A5AL 39 0.45 55 Y 661 10640244 360 9.25 8.8 01-Oct-06 01-Sep-36 211,000.00 210,780.1735.85 52 01-Sep-06 F ZZ 5 360 22 24-Aug-06 0 0 0 A5AL 40 0.45 42 Y 580 10640248 360 8.5 8.05 01-Oct-06 01-Sep-36 142,500.00 142,326.1095.71 95 01-Sep-06 A ZZ 2 360 02 23-Aug-06 0 0 0 A4AL 30 0.45 55 Y 629 10640250 360 7.35 6.9 01-Oct-06 01-Sep-36 170,320.00 170,058.1173.46 80 01-Sep-06 A ZZ 1 360 02 18-Aug-06 0 42580 100 A5AL 45 0.45 46 Y 630 10640252 480 9.95 9.5 01-Oct-06 01-Sep-36 292,500.00 292,405.2472.28 90 01-Sep-06 A ZZ 5 360 42 24-Aug-06 0 0 0 A4AL 37 0.45 GD Y 583 10640254 360 8.1 7.65 01-Oct-06 01-Sep-36 226,000.00 225,700.1674.09 66 01-Oct-06 F ZZ 5 360 02 23-Aug-06 0 0 0 C AL 46 0.45 42 Y 585 10640256 360 6.85 6.4 01-Oct-06 01-Sep-36 205,000.00 204,652.1343.29 70 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 37 0.45 55 Y 654 10640258 360 9.525 9.075 01-Oct-06 01-Sep-36 90,000.00 89,91758.42 90 01-Sep-06 A ZZ 2 360 02 24-Aug-06 0 0 0 A5AL 43 0.45 55 Y 590 10640260 360 8.05 7.6 01-Oct-06 01-Sep-36 85,600.00 85,48631.09 80 01-Sep-06 A ZZ 1 360 22 24-Aug-06 0 21400 100 A5AL 45 0.45 55 Y 698 10640262 360 9 8.55 01-Oct-06 01-Sep-36 248,600.00 248,327.2000.3 100 01-Sep-06 A ZZ 1 360 22 24-Aug-06 0 0 0 A5AL 46 0.45 55 Y 725 10640264 360 8.55 8.1 01-Oct-06 01-Sep-36 540,000.00 540,000.3847.5 75 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 AXAL 44 0.45 55 N 585 10640266 480 6.85 6.4 01-Oct-06 01-Sep-36 154,400.00 154,276.942.72 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 21230 91 AXAL 47 0.45 GD Y 623 10640274 360 9.65 9.2 01-Oct-06 01-Sep-36 52,000.00 51,95442.95 61 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 41 0.45 55 Y 551 10640276 360 8.55 8.1 01-Oct-06 01-Sep-36 71,920.00 71,83555.56 80 01-Oct-06 A ZZ 1 360 02 31-Aug-06 0 17980 100 AXAL 47 0.45 55 Y 606 10640280 360 7.95 7.5 01-Oct-06 01-Sep-36 148,700.00 148,497.1085.93 83 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 46 0.45 55 N 610 10640282 360 7.85 7.4 01-Oct-06 01-Sep-36 132,000.00 131,816.954.81 80 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 33000 100 A5AL 49 0.45 42 N 660 10640284 360 7.5 7.05 01-Oct-06 01-Sep-36 212,000.00 211,684.1482.34 80 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 53000 100 A4AL 44 0.45 42 Y 676 10640286 360 9.4 8.95 01-Oct-06 01-Sep-36 170,100.00 169,928.1417.9 90 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 44 0.45 55 N 591 10640290 480 9.45 9 01-Oct-06 01-Sep-36 180,000.00 179,932.1451.12 90 01-Sep-06 A ZZ 2 360 02 24-Aug-06 0 0 0 A5AL 42 0.45 GD Y 574 10640292 480 8.6 8.15 01-Oct-06 01-Sep-36 83,700.00 83,65619.98 100 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 45 0.45 GD Y 628 10640294 360 7.75 7.3 01-Oct-06 01-Sep-36 180,000.00 179,745.1289.55 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AXAL 41 0.45 55 Y 541 10640296 360 8.45 8 01-Oct-06 01-Sep-36 160,000.00 159,803.1224.6 87 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 35 0.45 55 Y 635 10640298 360 10.25 9.8 01-Oct-06 01-Sep-36 63,000.00 62,94564.55 90 01-Sep-06 A ZZ 1 360 02 23-Aug-06 0 0 0 AXAL 51 0.45 55 N 626 10640300 360 7.425 6.975 01-Oct-06 01-Sep-36 332,000.00 331,498.2304.37 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 83000 100 A4AL 37 0.45 55 N 672 10640302 480 9.55 9.1 01-Oct-06 01-Sep-36 254,400.00 254,307.2070.7 80 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 AXAL 51 0.45 GD N 548 10640306 360 10.125 9.675 01-Oct-06 01-Sep-36 147,000.00 146,872.1303.63 70 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 38 0.45 55 Y 509 10640310 360 8.575 8.125 01-Oct-06 01-Sep-36 176,850.00 176,638.1369.24 90 01-Sep-06 F ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 44 0.45 42 N 620 10640312 360 7.99 7.54 01-Oct-06 01-Sep-36 258,400.00 258,051.1894.25 80 01-Oct-06 A ZZ 1 360 22 22-Aug-06 0 64600 100 A5AL 48 0.45 55 Y 655 10640314 360 9.35 8.9 01-Oct-06 01-Sep-36 179,460.00 179,277.1489.4 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 37 0.45 55 Y 532 10640316 360 8.95 8.5 01-Oct-06 01-Sep-36 238,000.00 237,692.1906.45 100 01-Oct-06 A ZZ 5 360 02 23-Aug-06 0 0 0 AMAL 40 0.45 55 Y 625 10640318 360 7.7 7.25 01-Oct-06 01-Sep-36 158,600.00 158,373.1130.76 80 01-Sep-06 A ZZ 1 360 22 22-Aug-06 0 39632 100 A5AL 41 0.45 55 Y 666 10640322 360 8.99 8.54 01-Oct-06 01-Sep-36 67,200.00 67,12540.23 80 01-Sep-06 F ZZ 1 360 02 28-Aug-06 0 0 0 AXAL 41 0.45 42 Y 652 10640324 360 8.29 7.84 01-Oct-06 01-Sep-36 256,700.00 256,374.1935.73 85 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 A4AL 30 0.45 55 N 645 10640328 360 6.99 6.54 01-Oct-06 01-Sep-36 129,600.00 129,600.754.92 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 31995 100 A5AL 45 0.45 55 Y 619 10640330 480 7.425 6.975 01-Oct-06 01-Sep-36 146,400.00 146,300.955.32 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 36600 100 A5AL 44 0.45 GD Y 664 10640332 360 7.95 7.5 01-Oct-06 01-Sep-36 144,000.00 143,804.1051.61 80 01-Sep-06 F T 1 360 22 31-Aug-06 0 36000 100 A4AL 47 0.45 42 Y 667 10640336 360 9.45 9 01-Oct-06 01-Sep-36 119,000.00 118,881.996.28 85 01-Sep-06 F ZZ 1 360 22 24-Aug-06 0 0 0 A5AL 30 0.45 42 Y 676 10640338 360 8.45 8 01-Oct-06 01-Sep-36 114,240.00 114,099.874.37 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 28560 100 A5AL 38 0.45 M7 Y 602 10640342 360 8.99 8.54 01-Oct-06 01-Sep-36 100,940.00 100,829.811.46 100 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 0 0 A5AL 50 0.45 55 N 693 10640346 480 8.125 7.675 01-Oct-06 01-Sep-36 79,840.00 79,79562.64 80 01-Sep-06 A ZZ 1 360 02 24-Aug-06 0 19960 100 A4AL 41 0.45 GD Y 674 10640348 360 7.5 7.05 01-Oct-06 01-Sep-36 116,000.00 115,827.811.09 80 01-Sep-06 F ZZ 5 360 02 23-Aug-06 0 29000 100 A4AL 42 0.45 42 N 675 10640350 360 8.55 8.1 01-Oct-06 01-Sep-36 121,900.00 121,753.941.63 100 01-Sep-06 A ZZ 1 360 12 25-Aug-06 0 0 0 A5AL 50 0.45 55 Y 627 10640354 480 9.75 9.3 01-Oct-06 01-Sep-36 95,000.00 94,96788.09 95 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 AMAL 38 0.45 GD N 591 10640356 360 8.75 8.3 01-Oct-06 01-Sep-36 105,000.00 104,878.826.04 75 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 C AL 48 0.45 42 Y 592 10640360 480 10.5 10.05 01-Oct-06 01-Sep-36 126,000.00 125,965.1119.6 64 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 C AL 42 0.45 G8 N 532 10640362 480 8.1 7.65 01-Oct-06 01-Sep-36 229,500.00 229,371.1612.99 90 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 A4AL 49 0.45 GD Y 640 10640364 360 9.25 8.8 01-Oct-06 01-Sep-36 166,685.00 166,511.1371.28 85 01-Sep-06 A ZZ 2 360 02 24-Aug-06 0 0 0 A4AL 48 0.45 55 Y 553 10640368 360 8.25 7.8 01-Oct-06 01-Sep-36 109,520.00 109,379.822.79 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 27380 100 A5AL 31 0.45 55 N 600 10640376 360 8.75 8.3 01-Oct-06 01-Sep-36 182,500.00 182,289.1435.73 95 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 34 0.45 55 N 746 10640378 480 8.45 8 01-Oct-06 01-Sep-36 173,600.00 173,512.1266.06 80 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 43400 100 A4AL 45 0.45 GD Y 637 10640380 360 9.59 9.14 01-Oct-06 01-Sep-36 181,900.00 181,723.1541.48 85 01-Sep-06 F ZZ 5 360 12 24-Aug-06 0 0 0 AXAL 31 0.45 42 Y 566 10640382 480 8.65 8.2 01-Oct-06 01-Sep-36 136,800.00 136,734.1018.52 80 01-Sep-06 F ZZ 1 360 22 25-Aug-06 0 34200 100 A4AL 49 0.45 G8 N 680 10640386 360 7.05 6.6 01-Oct-06 01-Sep-36 182,320.00 182,023.1219.11 80 01-Sep-06 A ZZ 1 360 02 29-Aug-06 0 45580 100 A4AL 26 0.45 55 Y 614 10640388 360 12.55 12.1 01-Oct-06 01-Sep-36 45,580.00 45,55488.23 20 01-Sep-06 F ZZ 1 360 02 29-Aug-06 0 182320 100 A4AL 22 0.45 57 N 614 10640390 360 7.55 7.1 01-Oct-06 01-Sep-36 80,750.00 80,63567.39 95 01-Sep-06 F ZZ 5 360 02 23-Aug-06 0 0 0 A5AL 45 0.45 42 Y 750 10640392 360 8.25 7.8 01-Oct-06 01-Sep-36 80,750.00 80,64606.65 77 01-Sep-06 A ZZ 1 360 02 29-Aug-06 0 0 0 A5AL 49 0.45 55 Y 594 10640394 360 7.35 6.9 01-Oct-06 01-Sep-36 93,200.00 93,05642.13 80 01-Oct-06 F ZZ 1 360 22 23-Aug-06 0 17475 95 A5AL 47 0.45 42 Y 775 10640396 480 7.99 7.54 01-Oct-06 01-Sep-36 150,000.00 149,913.1041.85 79 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 0 0 A5AL 40 0.45 GD Y 605 10640402 360 8.7 8.25 01-Oct-06 01-Sep-36 207,000.00 206,758.1621.09 70 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 0 0 A4AL 45 0.45 M7 N 634 10640404 360 6.5 6.05 01-Oct-06 01-Sep-36 148,800.00 148,530.940.52 80 01-Sep-06 F ZZ 1 360 02 30-Aug-06 0 37200 100 A5AL 48 0.45 42 Y 681 10640410 360 9.95 9.5 01-Oct-06 01-Sep-36 232,750.00 232,540.2033.96 95 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 0 0 A4AL 42 0.45 55 Y 639 10640412 360 9.85 9.4 01-Oct-06 01-Sep-36 100,350.00 100,257.869.55 90 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 B AL 45 0.45 42 Y 622 10640420 360 7.95 7.5 01-Oct-06 01-Sep-36 287,200.00 286,809.2097.37 80 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 44 0.45 55 Y 628 10640424 360 9.45 9 01-Oct-06 01-Sep-36 75,000.00 74,92627.91 100 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 32 0.45 55 Y 635 10640426 480 9.45 9 01-Oct-06 01-Sep-36 159,600.00 159,540.1286.66 95 01-Sep-06 A ZZ 2 360 02 25-Aug-06 0 0 0 A5AL 42 0.45 GD N 591 10640428 360 8.99 8.54 01-Oct-06 01-Sep-36 334,800.00 334,432.2691.47 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 47 0.45 55 N 536 10640430 360 7.25 6.8 01-Oct-06 01-Sep-36 174,250.00 174,250.1052.76 85 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 39 0.45 55 Y 623 10640434 360 7.75 7.3 01-Oct-06 01-Sep-36 121,600.00 121,427.871.16 80 01-Sep-06 A TX 5 360 02 25-Aug-06 0 0 0 A4AL 41 0.45 55 N 668 10640436 360 7.4 6.95 01-Oct-06 01-Sep-36 200,200.00 199,895.1386.15 70 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 48 0.45 42 Y 583 10640440 360 9.1 8.65 01-Oct-06 01-Sep-36 113,500.00 113,378.921.43 100 01-Sep-06 A ZZ 1 360 12 24-Aug-06 0 0 0 A5AL 45 0.45 55 N 664 10640442 480 7.99 7.54 01-Oct-06 01-Sep-36 144,000.00 143,916.1000.17 80 01-Sep-06 A ZZ 2 360 02 25-Aug-06 0 0 0 AXAL 50 0.45 G9 Y 562 10640448 360 8.15 7.7 01-Oct-06 01-Sep-36 180,000.00 180,000.1222.5 80 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 45 0.45 55 Y 603 10640450 480 7.64 7.19 01-Oct-06 01-Sep-36 238,700.00 238,547.1595.57 70 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 29 0.45 GD Y 683 10640452 480 8.6 8.15 01-Oct-06 01-Sep-36 88,880.00 88,83658.35 80 01-Sep-06 F ZZ 1 360 02 25-Aug-06 0 22220 100 A5AL 49 0.45 G8 N 616 10640454 360 8.25 7.8 01-Oct-06 01-Sep-36 135,000.00 134,827.1014.21 74 01-Sep-06 A ZZ 2 360 02 28-Aug-06 0 0 0 A4AL 49 0.45 55 N 652 10640456 360 9.05 8.6 01-Oct-06 01-Sep-36 126,000.00 125,863.1018.37 90 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 50 0.45 55 N 600 10640460 480 9.625 9.175 01-Oct-06 01-Sep-36 143,100.00 143,049.1173.14 90 01-Sep-06 A ZZ 1 360 22 29-Aug-06 0 0 0 A5AL 25 0.45 GD Y 604 10640468 480 9.3 8.85 01-Oct-06 01-Sep-36 330,000.00 329,870.2621.96 55 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 AMAL 46 0.45 GD Y 593 10640470 360 7.45 7 01-Oct-06 01-Sep-36 142,000.00 141,786.988.03 58 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 42 0.45 42 Y 599 10640472 480 7.45 7 01-Oct-06 01-Sep-36 237,600.00 237,440.1554.81 80 01-Sep-06 A ZZ 1 360 22 24-Aug-06 0 59400 100 A5AL 14 0.45 GD Y 665 10640474 480 8.65 8.2 01-Oct-06 01-Sep-36 180,000.00 179,914.1340.15 53 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 0 0 A4AL 38 0.45 GD Y 585 10640476 360 7.15 6.7 01-Oct-06 01-Sep-36 191,250.00 190,944.1291.72 85 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 C AL 52 0.45 55 N 621 10640478 360 7.99 7.54 01-Oct-06 01-Sep-36 90,000.00 89,87659.77 90 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 31 0.45 42 Y 718 10640480 480 10.2 9.75 01-Oct-06 01-Sep-36 67,410.00 67,38583.02 90 01-Sep-06 A ZZ 1 360 02 23-Aug-06 0 0 0 AXAL 47 0.45 GD N 543 10640482 360 10.6 10.15 01-Oct-06 01-Sep-36 54,000.00 53,95498.01 90 01-Sep-06 A ZZ 1 360 02 23-Aug-06 0 0 0 A5AL 46 0.45 46 Y 540 10640484 360 7.2 6.75 01-Oct-06 01-Sep-36 207,600.00 207,600.1245.6 80 01-Sep-06 A ZZ 1 360 02 29-Aug-06 0 51900 100 A5AL 40 0.45 55 Y 634 10640486 360 8.6 8.15 01-Oct-06 01-Sep-36 77,000.00 76,90597.53 100 01-Sep-06 F ZZ 1 360 42 22-Aug-06 0 0 0 A5AL 52 0.45 42 Y 715 10640490 360 9.1 8.65 01-Oct-06 01-Sep-36 80,910.00 80,82656.86 90 01-Oct-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A4AL 32 0.45 55 Y 607 10640494 360 7.55 7.1 01-Oct-06 01-Sep-36 247,500.00 247,500.1557.19 90 01-Sep-06 A ZZ 2 360 02 23-Aug-06 0 0 0 C AL 40 0.45 55 Y 642 10640496 480 6.14 5.69 01-Oct-06 01-Sep-36 351,000.00 350,659.1965.62 64 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 22 0.45 GD Y 595 10640498 360 6.9 6.45 01-Oct-06 01-Sep-36 154,900.00 154,640.1020.18 59 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 42 0.45 42 Y 620 10640502 480 8.6 8.15 01-Oct-06 01-Sep-36 216,000.00 215,895.1599.94 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 48 0.45 GD N 630 10640504 360 7.4 6.95 01-Oct-06 01-Sep-36 282,200.00 282,200.1740.23 85 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 AXAL 49 0.45 55 N 639 10640506 480 8.95 8.5 01-Oct-06 01-Sep-36 145,000.00 144,936.1112.9 73 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 C AL 33 0.45 GD N 540 10640512 360 7.04 6.59 01-Oct-06 01-Sep-36 420,000.00 420,000.2464 80 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 105000 100 A4AL 45 0.45 55 Y 668 10640514 480 8.65 8.2 01-Oct-06 01-Sep-36 330,000.00 329,843.2456.94 100 01-Sep-06 A ZZ 5 360 22 23-Aug-06 0 0 0 A4AL 33 0.45 GD N 733 10640516 480 9.55 9.1 01-Oct-06 01-Sep-36 128,700.00 128,653.1047.56 90 01-Sep-06 A ZZ 5 360 02 26-Aug-06 0 0 0 A4AL 38 0.45 G9 Y 599 10640518 360 6.99 6.54 01-Oct-06 01-Sep-36 300,000.00 299,505.1993.9 80 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 52 0.45 42 Y 668 10640526 360 9.5 9.05 01-Oct-06 01-Sep-36 150,000.00 149,851.1261.29 67 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 C AL 33 0.45 55 Y 547 10640532 360 7.5 7.05 01-Oct-06 01-Sep-36 185,250.00 184,974.1295.3 94 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 41 0.45 55 Y 671 10640534 360 9.05 8.6 01-Oct-06 01-Sep-36 157,920.00 157,748.1276.35 80 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 39480 100 A5AL 35 0.45 55 N 646 10640540 360 10.3 9.85 01-Oct-06 01-Sep-36 148,750.00 148,626.1338.49 85 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 AMAL 52 0.45 55 Y 526 10640542 360 9.75 9.3 01-Oct-06 01-Sep-36 395,100.00 394,729.3394.52 90 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 50 0.45 55 N 606 10640546 360 8.15 7.7 01-Oct-06 01-Sep-36 228,800.00 228,501.1702.84 80 01-Sep-06 A ZZ 5 360 42 24-Aug-06 0 57200 100 C AL 52 0.45 55 N 623 10640548 480 7.8 7.35 01-Oct-06 01-Sep-36 100,000.00 99,93680.35 61 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 45 0.45 G8 Y 595 10640550 360 7.75 7.3 01-Oct-06 01-Sep-36 158,400.00 158,175.1134.8 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 39600 100 A5AL 47 0.45 55 Y 633 10640552 480 10.05 9.6 01-Oct-06 01-Sep-36 153,000.00 152,952.1305.21 90 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 48 0.45 G8 Y 589 10640558 360 10.1 9.65 01-Oct-06 01-Sep-36 155,000.00 154,865.1371.71 100 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 39 0.45 42 Y 626 10640562 360 8.99 8.54 01-Oct-06 01-Sep-36 135,000.00 134,851.1085.27 90 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 AXAL 25 0.45 42 Y 641 10640564 360 7.75 7.3 01-Oct-06 01-Sep-36 216,000.00 216,000.1395 75 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 46 0.45 55 N 590 10640566 480 7.99 7.54 01-Oct-06 01-Sep-36 225,000.00 224,870.1562.77 40 01-Sep-06 A T 5 360 22 25-Aug-06 0 0 0 A4AL 42 0.45 GD Y 554 10640570 480 8.9 8.45 01-Oct-06 01-Sep-36 270,000.00 269,880.2061.92 80 01-Sep-06 A ZZ 2 360 22 25-Aug-06 0 0 0 AMAL 43 0.45 GD N 619 10640574 360 6.45 6 01-Oct-06 01-Sep-36 160,400.00 160,400.862.15 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 40100 100 A5AL 46 0.45 55 Y 638 10640576 360 8.55 8.1 01-Oct-06 01-Sep-36 100,000.00 99,87772.46 91 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 C AL 47 0.45 55 N 646 10640578 360 8.7 8.25 01-Oct-06 01-Sep-36 129,500.00 129,348.1014.16 100 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 47 0.45 55 N 701 10640580 360 7.99 7.54 01-Oct-06 01-Sep-36 172,800.00 172,566.1266.75 80 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 43200 100 A4AL 26 0.45 42 Y 667 10640582 360 6.9 6.45 01-Oct-06 01-Sep-36 213,000.00 212,642.1402.82 83 01-Oct-06 F ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 55 0.45 42 Y 705 10640588 360 7.85 7.4 01-Oct-06 01-Sep-36 199,000.00 198,723.1439.44 75 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 A5AL 38 0.45 55 Y 587 10640594 360 8.75 8.3 01-Oct-06 01-Sep-36 93,000.00 92,89731.64 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 45 0.45 55 N 607 10640596 360 8.55 8.1 01-Oct-06 01-Sep-36 200,000.00 199,759.1544.92 100 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 48 0.45 55 N 735 10640598 480 7.2 6.75 01-Oct-06 01-Sep-36 171,315.00 171,191.1089.59 80 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 42828 100 A5AL 48 0.45 GD N 622 10640600 360 7.7 7.25 01-Oct-06 01-Sep-36 245,000.00 244,649.1746.76 84 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 45 0.45 46 Y 680 10640602 360 9 8.55 01-Oct-06 01-Sep-36 280,250.00 279,942.2254.96 95 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 0 0 A5AL 46 0.45 55 Y 673 10640604 360 8.2 7.75 01-Oct-06 01-Sep-36 110,400.00 110,257.825.53 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 27600 100 A4AL 23 0.45 55 Y 615 10640606 360 7.7 7.25 01-Oct-06 01-Sep-36 207,000.00 206,703.1475.83 72 01-Sep-06 A ZZ 5 360 22 21-Aug-06 0 0 0 A4AL 38 0.45 M7 Y 658 10640610 360 8.55 8.1 01-Oct-06 01-Sep-36 87,750.00 87,64677.84 75 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 AMAL 45 0.45 42 N 559 10640612 480 7.6 7.15 01-Oct-06 01-Sep-36 285,000.00 284,816.1896.6 72 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 AXAL 51 0.45 GD Y 621 10640614 360 7.75 7.3 01-Oct-06 01-Sep-36 137,250.00 137,055.983.28 75 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 45 0.45 55 N 642 10640616 360 8.25 7.8 01-Oct-06 01-Sep-36 102,400.00 102,400.704 80 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 0 0 AXAL 29 0.45 55 N 680 10640618 360 8.49 8.04 01-Oct-06 01-Sep-36 93,200.00 93,08715.97 89 01-Oct-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 44 0.45 42 Y 673 10640620 360 11.6 11.15 01-Oct-06 01-Sep-36 76,000.00 75,18758.43 95 01-Oct-06 F ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 40 0.45 42 N 566 10640624 360 8.49 8.04 01-Oct-06 01-Sep-36 403,000.00 403,000.2851.23 95 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 44 0.45 55 Y 647 10640626 360 8.86 8.41 01-Oct-06 01-Sep-36 138,000.00 137,844.1096.51 90 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 B AL 49 0.45 55 N 549 10640628 360 8.95 8.5 01-Oct-06 01-Sep-36 60,000.00 59,93480.62 80 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 15000 100 A5AL 46 0.45 55 Y 623 10640632 360 7.75 7.3 01-Oct-06 01-Sep-36 81,000.00 80,88580.3 67 01-Sep-06 A ZZ 5 360 02 24-Aug-06 0 0 0 A5AL 45 0.45 55 Y 573 10640634 360 8.7 8.25 01-Oct-06 01-Sep-36 50,000.00 49,94391.57 79 01-Oct-06 F ZZ 5 360 02 21-Aug-06 0 0 0 A5AL 32 0.45 42 Y 604 10640636 360 8.05 7.6 01-Oct-06 01-Sep-36 180,000.00 179,760.1327.06 95 01-Sep-06 A ZZ 2 360 02 25-Aug-06 0 0 0 A5AL 45 0.45 55 N 687 10640638 480 8.65 8.2 01-Oct-06 01-Sep-36 123,250.00 123,191.917.63 85 01-Sep-06 A ZZ 5 360 12 25-Aug-06 0 0 0 AMAL 46 0.45 GD Y 645 10640640 360 9.8 9.35 01-Oct-06 01-Sep-36 84,600.00 84,52729.96 90 01-Sep-06 A ZZ 2 360 42 23-Aug-06 0 0 0 A4AL 40 0.45 46 Y 605 10640648 360 9.75 9.3 01-Oct-06 01-Sep-36 194,000.00 193,818.1666.76 100 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 37 0.45 55 N 802 10640656 360 7.925 7.475 01-Oct-06 01-Sep-36 244,000.00 244,000.1611.42 80 01-Sep-06 A T 1 360 02 29-Aug-06 0 61000 100 C AL 16 0.45 55 N 629 10640658 360 7.7 7.25 01-Oct-06 01-Sep-36 192,000.00 191,725.1368.89 80 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 47 0.45 42 N 584 10640660 360 7.29 6.84 01-Oct-06 01-Sep-36 313,000.00 313,000.1901.48 60 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 36 0.45 55 Y 620 10640664 480 7.89 7.44 01-Oct-06 01-Sep-36 480,000.00 479,715.3297.94 79 01-Sep-06 A ZZ 5 360 22 22-Aug-06 0 0 0 A4AL 40 0.45 GD Y 604 10640668 480 7.5 7.05 01-Oct-06 01-Sep-36 220,000.00 219,854.1447.76 80 01-Sep-06 A ZZ 1 360 22 29-Aug-06 0 55000 100 A5AL 39 0.45 GD Y 679 10640670 480 8.99 8.54 01-Oct-06 01-Sep-36 100,000.00 99,95770.6 84 01-Sep-06 F ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 49 0.45 G8 Y 558 10640672 360 7.9 7.45 01-Oct-06 01-Sep-36 229,500.00 229,184.1668.02 90 01-Oct-06 F ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 34 0.45 42 Y 605 10640674 360 8.65 8.2 01-Oct-06 01-Sep-36 135,000.00 134,840.1052.42 90 01-Sep-06 A ZZ 1 360 12 28-Aug-06 0 0 0 A4AL 47 0.45 55 N 662 10640676 360 8.4 7.95 01-Oct-06 01-Sep-36 101,500.00 101,374.773.27 90 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 11 0.45 42 Y 587 10640678 360 7.25 6.8 01-Oct-06 01-Sep-36 198,800.00 198,800.1201.08 80 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 49700 100 A4AL 49 0.45 46 Y 650 10640680 360 8.45 8 01-Oct-06 01-Sep-36 288,000.00 287,646.2204.28 80 01-Sep-06 F ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 44 0.45 42 Y 541 10640682 360 8 7.55 01-Oct-06 01-Sep-36 125,000.00 124,831.917.21 65 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 41 0.45 55 N 576 10640684 360 7.99 7.54 01-Oct-06 01-Sep-36 226,100.00 225,794.1657.47 95 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 A4AL 44 0.45 42 Y 716 10640686 360 10.125 9.675 01-Oct-06 01-Sep-36 52,275.00 52,22463.59 85 01-Sep-06 A ZZ 1 360 02 23-Aug-06 0 3075 90 A5AL 49 0.45 46 Y 539 10640692 480 6.9 6.45 01-Oct-06 01-Sep-36 187,000.00 186,853.1148.52 65 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 47 0.45 GD Y 570 10640694 480 6.84 6.39 01-Oct-06 01-Sep-36 178,400.00 178,257.1087.97 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 44600 100 A4AL 39 0.45 GD Y 657 10640696 360 9.4 8.95 01-Oct-06 01-Sep-36 240,300.00 240,057.2003.07 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 30 0.45 55 Y 570 10640698 360 7.75 7.3 01-Oct-06 01-Sep-36 538,650.00 538,650.3478.78 95 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 12 0.45 55 Y 661 10640700 360 7.99 7.54 01-Oct-06 01-Sep-36 285,000.00 284,615.2089.25 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 49 0.45 55 N 619 10640704 360 7.69 7.24 01-Oct-06 01-Sep-36 336,000.00 336,000.2153.2 80 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 84000 100 A5AL 39 0.45 55 Y 654 10640708 360 9.35 8.9 01-Oct-06 01-Sep-36 154,400.00 154,242.1281.42 87 01-Sep-06 F ZZ 2 360 22 30-Aug-06 0 0 0 A4AL 45 0.45 42 Y 673 10640710 360 8.3 7.85 01-Oct-06 01-Sep-36 170,000.00 169,767.1283.14 92 01-Oct-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 47 0.45 42 Y 614 10640712 360 6.6 6.15 01-Oct-06 01-Sep-36 162,400.00 162,111.1037.19 56 01-Sep-06 F ZZ 5 360 02 26-Aug-06 0 0 0 A4AL 23 0.45 42 Y 585 10640714 360 8.85 8.4 01-Oct-06 01-Sep-36 175,000.00 174,802.1389.25 59 01-Oct-06 F ZZ 5 360 02 24-Aug-06 0 0 0 A5AL 44 0.45 42 Y 566 10640716 360 8.99 8.54 01-Oct-06 01-Sep-36 301,500.00 301,168.2423.77 90 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A5AL 49 0.45 55 Y 590 10640718 360 8.05 7.6 01-Oct-06 01-Sep-36 182,800.00 182,800.1226.28 82 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 B AL 48 0.45 55 Y 669 10640724 360 9.4 8.95 01-Oct-06 01-Sep-36 103,500.00 103,395.862.75 100 01-Sep-06 A ZZ 1 360 42 28-Aug-06 0 0 0 A5AL 49 0.45 46 Y 628 10640726 480 9.39 8.94 01-Oct-06 01-Sep-36 460,000.00 459,824.3686.96 100 01-Sep-06 A ZZ 5 360 02 21-Aug-06 0 0 0 A4AL 47 0.45 GD Y 586 10640728 360 9.775 9.325 01-Oct-06 01-Sep-36 163,800.00 163,647.1410.31 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 49 0.45 55 N 541 10640732 360 9.4 8.95 01-Oct-06 01-Sep-36 100,000.00 99,89833.57 72 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 49 0.45 42 N 540 10640734 360 8.45 8 01-Oct-06 01-Sep-36 158,400.00 158,205.1212.36 90 01-Oct-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 48 0.45 55 Y 627 10640736 480 8.69 8.24 01-Oct-06 01-Sep-36 237,250.00 237,138.1773.64 65 01-Sep-06 A ZZ 5 360 02 22-Aug-06 0 0 0 A4AL 46 0.45 GD Y 538 10640738 480 6.9 6.45 01-Oct-06 01-Sep-36 246,500.00 246,306.1513.96 85 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 20 0.45 GD Y 648 10640742 360 10.99 10.54 01-Oct-06 01-Sep-36 122,500.00 122,412.1165.68 100 01-Sep-06 F ZZ 1 360 12 31-Aug-06 0 0 0 A5AL 42 0.45 42 Y 595 10640744 480 8.79 8.34 01-Oct-06 01-Sep-36 333,000.00 332,848.2514.93 90 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 47 0.45 G9 Y 595 10640748 360 7.5 7.05 01-Oct-06 01-Sep-36 312,000.00 311,535.2181.55 80 01-Sep-06 A ZZ 1 360 22 24-Aug-06 0 78000 100 A4AL 32 0.45 55 Y 698 10640750 360 11.2 10.75 01-Oct-06 01-Sep-36 78,000.00 77,94754.63 20 01-Sep-06 F ZZ 1 360 22 24-Aug-06 0 312000 100 A4AL 37 0.45 57 Y 698 10640754 360 7.95 7.5 01-Oct-06 01-Sep-36 437,750.00 437,750.2900.09 85 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 44 0.45 46 Y 597 10640756 360 8.12 7.67 01-Oct-06 01-Sep-36 617,500.00 616,688.4582.76 95 01-Oct-06 F ZZ 5 360 22 24-Aug-06 0 0 0 A5AL 49 0.45 42 Y 704 10640760 360 8.7 8.25 01-Oct-06 01-Sep-36 100,000.00 99,88783.14 63 01-Sep-06 F ZZ 5 360 42 25-Aug-06 0 0 0 A4AL 23 0.45 42 N 569 10640766 360 9 8.55 01-Oct-06 01-Sep-36 70,000.00 69,92563.24 70 01-Sep-06 A ZZ 5 360 12 29-Aug-06 0 0 0 A4AL 40 0.45 55 N 624 10640772 480 7.1 6.65 01-Oct-06 01-Sep-36 138,800.00 138,696.872.65 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 34700 100 A5AL 36 0.45 GD Y 760 10640774 480 8.7 8.25 01-Oct-06 01-Sep-36 161,250.00 161,174.1206.71 75 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A5AL 45 0.45 GD Y 586 10640776 360 7.1 6.65 01-Oct-06 01-Sep-36 73,000.00 72,88490.59 75 01-Sep-06 F ZZ 5 360 12 25-Aug-06 0 0 0 AMAL 21 0.45 42 Y 682 10640780 360 8.45 8 01-Oct-06 01-Sep-36 100,064.00 99,94765.87 80 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 25016 100 A5AL 44 0.45 55 N 657 10640790 360 6.9 6.45 01-Oct-06 01-Sep-36 120,000.00 119,798.790.33 80 01-Sep-06 F ZZ 1 360 02 24-Aug-06 0 0 0 A5AL 46 0.45 42 Y 683 10640798 360 8.25 7.8 01-Oct-06 01-Sep-36 140,000.00 139,820.1051.78 69 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 34 0.45 55 Y 532 10640802 180 6.85 6.4 01-Oct-06 01-Sep-21 62,000.00 61,60552.09 70 01-Sep-06 F ZZ 5 180 02 25-Aug-06 0 0 0 A4AL 37 0.45 45 N 691 10640804 360 7.7 7.25 01-Oct-06 01-Sep-36 301,960.00 301,960.1937.58 80 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 75490 100 A5AL 33 0.45 55 Y 641 10640806 360 10.15 9.7 01-Oct-06 01-Sep-36 193,500.00 193,333.1719.59 90 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 0 0 A5AL 22 0.45 55 Y 581 10640808 360 10.35 9.9 01-Oct-06 01-Sep-36 144,500.00 144,380.1305.63 85 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 37 0.45 42 Y 537 10640810 480 9.24 8.79 01-Oct-06 01-Sep-36 457,000.00 456,817.3609.79 100 01-Sep-06 A ZZ 1 360 22 24-Aug-06 0 0 0 A5AL 45 0.45 GD Y 726 10640812 360 9.99 9.54 01-Oct-06 01-Sep-36 143,830.00 143,701.1261.15 95 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 37 0.45 M7 Y 569 10640814 360 8.375 7.925 01-Oct-06 01-Sep-36 134,000.00 133,832.1018.5 58 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 35 0.45 55 N 590 10640816 480 7.85 7.4 01-Oct-06 01-Sep-36 176,000.00 175,894.1203.99 80 01-Sep-06 A ZZ 1 360 22 24-Aug-06 0 44000 100 A5AL 49 0.45 GD Y 661 10640820 360 8.875 8.425 01-Oct-06 01-Sep-36 147,600.00 147,433.1174.38 90 01-Sep-06 F ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 30 0.45 42 Y 631 10640822 360 8.65 8.2 01-Oct-06 01-Sep-36 148,750.00 148,574.1159.61 85 01-Sep-06 A ZZ 5 360 22 23-Aug-06 0 0 0 AMAL 48 0.45 55 Y 597 10640824 360 8.75 8.3 01-Oct-06 01-Sep-36 136,000.00 136,000.991.67 80 01-Sep-06 F ZZ 1 360 02 31-Aug-06 0 34000 100 A5AL 49 0.45 42 N 604 10640828 360 7.75 7.3 01-Oct-06 01-Sep-36 154,400.00 154,181.1106.15 80 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 19300 90 A4AL 50 0.45 42 Y 670 10640830 360 8.6 8.15 01-Oct-06 01-Sep-36 132,000.00 131,842.1024.34 70 01-Sep-06 F ZZ 5 360 22 25-Aug-06 0 0 0 A5AL 43 0.45 42 Y 622 10640832 480 8.7 8.25 01-Oct-06 01-Sep-36 136,000.00 135,936.1017.76 80 01-Sep-06 A ZZ 1 360 02 29-Aug-06 0 0 0 A5AL 49 0.45 GD Y 574 10640834 360 7.74 7.29 01-Oct-06 01-Sep-36 590,000.00 590,000.3805.5 54 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 49 0.45 55 Y 654 10640840 480 7.45 7 01-Oct-06 01-Sep-36 178,750.00 178,629.1169.71 65 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 AXAL 50 0.45 GD Y 586 10640842 360 8.45 8 01-Oct-06 01-Sep-36 131,200.00 131,038.1004.17 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 32800 100 A4AL 43 0.45 55 N 609 10640846 480 8 7.55 01-Oct-06 01-Sep-36 108,800.00 108,737.756.5 80 01-Oct-06 F ZZ 5 360 02 21-Aug-06 0 27200 100 AXAL 50 0.45 42 N 599 10640848 360 7.5 7.05 01-Oct-06 01-Sep-36 121,600.00 121,418.850.25 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 30400 100 A4AL 49 0.45 55 Y 627 10640852 480 7.65 7.2 01-Oct-06 01-Sep-36 239,920.00 239,767.1605.51 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 59980 100 A5AL 36 0.45 GD N 622 10640856 360 7.45 7 01-Oct-06 01-Sep-36 178,500.00 178,500.1108.19 85 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 47 0.45 M7 Y 646 10640858 360 10.1 9.65 01-Oct-06 01-Sep-36 125,600.00 125,490.1111.53 80 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 0 0 A5AL 29 0.45 42 Y 512 10640860 360 8.5 8.05 01-Oct-06 01-Sep-36 452,000.00 451,450.3475.49 80 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 AMAL 45 0.45 M7 N 612 10640862 360 7.45 7 01-Oct-06 01-Sep-36 116,000.00 116,000.720.17 80 01-Sep-06 A ZZ 1 360 02 29-Aug-06 0 29000 100 A5AL 45 0.45 55 Y 672 10640864 480 7.95 7.5 01-Oct-06 01-Sep-36 323,000.00 322,811.2233.75 95 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 47 0.45 G9 Y 684 10640866 480 10.35 9.9 01-Oct-06 01-Sep-36 65,450.00 65,43573.81 85 01-Sep-06 A ZZ 5 360 22 28-Aug-06 0 0 0 AXAL 44 0.45 G9 Y 629 10640868 480 8.45 8 01-Oct-06 01-Sep-36 142,200.00 142,128.1037.06 90 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 0 0 A5AL 48 0.45 GD Y 641 10640870 360 9.35 8.9 01-Oct-06 01-Sep-36 110,200.00 110,087.914.59 95 01-Sep-06 F ZZ 1 360 02 30-Aug-06 0 0 0 C AL 48 0.45 42 Y 584 10640872 480 8.7 8.25 01-Oct-06 01-Sep-36 114,320.00 114,266.855.51 80 01-Sep-06 A ZZ 1 360 22 29-Aug-06 0 28580 100 A5AL 37 0.45 GD N 667 10640874 480 9.3 8.85 01-Oct-06 01-Sep-36 149,505.00 149,446.1187.87 90 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 0 0 C AL 45 0.45 GD Y 582 10640876 360 11.59 11.14 01-Oct-06 01-Sep-36 65,800.00 65,75656.14 100 01-Sep-06 F ZZ 1 360 12 31-Aug-06 0 0 0 A5AL 42 0.45 42 N 591 10640878 360 6.89 6.44 01-Oct-06 01-Sep-36 450,000.00 450,000.2583.75 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 45 0.45 55 Y 664 10640880 480 10.25 9.8 01-Oct-06 01-Sep-36 185,500.00 185,445.1611.66 70 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 B AL 43 0.45 GD Y 568 10640882 480 8.24 7.79 01-Oct-06 01-Sep-36 371,250.00 371,050.2648.44 75 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 47 0.45 GD Y 579 10640884 480 7.89 7.44 01-Oct-06 01-Sep-36 316,000.00 315,812.2171.15 80 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 79000 100 A5AL 39 0.45 GD Y 617 10640886 480 8.2 7.75 01-Oct-06 01-Sep-36 199,920.00 199,811.1420.16 80 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 49980 100 A5AL 48 0.45 GD Y 661 10640888 360 7.295 6.845 01-Oct-06 01-Sep-36 253,600.00 253,600.1541.68 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 24 0.45 55 Y 614 10640890 480 6.99 6.54 01-Oct-06 01-Sep-36 97,600.00 97,52605.81 80 01-Sep-06 A ZZ 1 360 02 29-Aug-06 0 24400 100 A4AL 43 0.45 G9 N 669 10640892 480 7.39 6.94 01-Oct-06 01-Sep-36 459,000.00 458,685.2983.3 90 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 AMAL 44 0.45 GD Y 693 10640894 480 8.9 8.45 01-Oct-06 01-Sep-36 140,000.00 139,938.1069.15 70 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 40 0.45 GD N 622 10640896 480 7.8 7.35 01-Oct-06 01-Sep-36 300,000.00 299,817.2041.05 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 29 0.45 GD N 565 10640902 360 6.99 6.54 01-Oct-06 01-Sep-36 288,000.00 287,525.1914.14 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 45 0.45 M7 Y 660 10640906 480 6.8 6.35 01-Oct-06 01-Sep-36 226,000.00 225,817.1371.73 80 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 56500 100 A5AL 38 0.45 GD N 703 10640910 360 8.1 7.65 01-Oct-06 01-Sep-36 149,150.00 148,953.1104.83 95 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 52 0.45 42 Y 662 10640914 360 8.99 8.54 01-Oct-06 01-Sep-36 148,000.00 147,837.1189.78 79 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 31 0.45 55 Y 506 10640916 360 8.1 7.65 01-Oct-06 01-Sep-36 109,600.00 109,455.811.86 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 27400 100 A5AL 48 0.45 55 N 610 10640918 360 9.85 9.4 01-Oct-06 01-Sep-36 80,000.00 79,92693.21 80 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 48 0.45 42 Y 512 10640926 180 9.7 9.25 01-Oct-06 01-Sep-21 238,380.00 237,192.2518.08 84 01-Sep-06 F ZZ 2 180 22 25-Aug-06 0 0 0 AMAL 45 0.45 45 Y 625 10640928 360 7.95 7.5 01-Oct-06 01-Sep-36 174,800.00 174,800.1158.05 80 01-Sep-06 A ZZ 2 360 02 25-Aug-06 0 43700 100 A5AL 46 0.45 55 Y 619 10640930 360 12.65 12.2 01-Oct-06 01-Sep-36 43,700.00 43,67471.49 20 01-Sep-06 F ZZ 2 360 02 25-Aug-06 0 174800 100 A5AL 43 0.45 57 N 619 10640932 480 7.95 7.5 01-Oct-06 01-Sep-36 121,600.00 121,529.840.94 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 30400 100 A5AL 49 0.45 GD Y 615 10640934 360 8.5 8.05 01-Oct-06 01-Sep-36 176,000.00 175,786.1353.29 80 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 0 0 A4AL 28 0.45 46 Y 581 10640936 360 9.8 9.35 01-Oct-06 01-Sep-36 171,900.00 171,740.1483.21 90 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 0 0 A5AL 43 0.45 55 N 599 10640946 360 12.4 11.95 01-Oct-06 01-Sep-36 58,400.00 58,36618.76 80 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 B AL 48 0.45 42 Y 526 10640956 360 7.99 7.54 01-Oct-06 01-Sep-36 427,500.00 426,923.3133.87 95 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 43 0.45 42 Y 664 10640958 480 8.24 7.79 01-Oct-06 01-Sep-36 432,000.00 431,768.3081.82 95 01-Sep-06 A ZZ 5 360 12 25-Aug-06 0 0 0 A4AL 51 0.45 GE Y 641 10640962 480 7.25 6.8 01-Oct-06 01-Sep-36 116,000.00 115,917.742.02 80 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 29000 100 A4AL 38 0.45 G8 N 665 10640966 360 8.49 8.04 01-Oct-06 01-Sep-36 163,200.00 163,001.1253.72 80 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 40800 100 A5AL 36 0.45 55 Y 642 10640968 360 8.65 8.2 01-Oct-06 01-Sep-36 139,500.00 139,335.1087.5 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AXAL 52 0.45 55 Y 613 10640972 360 7.6 7.15 01-Oct-06 01-Sep-36 167,200.00 166,955.1180.56 95 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 40 0.45 55 N 648 10640978 360 7.75 7.3 01-Oct-06 01-Sep-36 208,000.00 208,000.1343.33 80 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 52000 100 AXAL 48 0.45 55 Y 655 10640980 480 6.99 6.54 01-Oct-06 01-Sep-36 352,500.00 352,229.2187.99 85 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 47 0.45 GD Y 707 10640982 360 8.95 8.5 01-Oct-06 01-Sep-36 230,000.00 229,745.1842.37 58 01-Sep-06 F ZZ 5 360 22 25-Aug-06 0 0 0 A5AL 50 0.45 42 Y 583 10640984 360 8 7.55 01-Oct-06 01-Sep-36 102,080.00 101,942.749.03 80 01-Sep-06 A ZZ 1 360 02 29-Aug-06 0 25520 100 A5AL 42 0.45 55 N 604 10640988 360 7.1 6.65 01-Oct-06 01-Sep-36 232,000.00 232,000.1372.67 80 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 C AL 36 0.45 55 Y 651 10640990 480 9.4 8.95 01-Oct-06 01-Sep-36 268,000.00 267,897.2150.14 80 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 50 0.45 GD N 567 10640994 360 7.875 7.425 01-Oct-06 01-Sep-36 304,000.00 303,580.2204.22 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 76000 100 A4AL 30 0.45 55 N 645 10641000 360 9.6 9.15 01-Oct-06 01-Sep-36 142,400.00 142,262.1207.78 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 49 0.45 46 Y 503 10641002 480 7.94 7.49 01-Oct-06 01-Sep-36 371,920.00 371,702.2569.28 80 01-Sep-06 A ZZ 1 360 22 23-Aug-06 0 92980 100 A5AL 37 0.45 GD Y 762 10641004 360 8.5 8.05 01-Oct-06 01-Sep-36 130,500.00 130,341.1003.44 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 46 0.45 55 Y 636 10641008 360 8.9 8.45 01-Oct-06 01-Sep-36 188,000.00 187,789.1499.19 100 01-Sep-06 F ZZ 1 360 02 29-Aug-06 0 0 0 A4AL 51 0.45 42 Y 629 10641012 360 6.64 6.19 01-Oct-06 01-Sep-36 352,000.00 352,000.1947.73 80 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 88000 100 A4AL 49 0.45 55 Y 660 10641014 360 8.325 7.875 01-Oct-06 01-Sep-36 187,500.00 187,263.1418.53 67 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 39 0.45 46 Y 547 10641016 480 7.7 7.25 01-Oct-06 01-Sep-36 119,960.00 119,884.807.21 80 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 29990 100 A5AL 52 0.45 GD Y 670 10641018 360 9.2 8.75 01-Oct-06 01-Sep-36 55,000.00 54,94450.49 33 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 32 0.45 42 Y 590 10641020 360 7.9 7.45 01-Oct-06 01-Sep-36 220,000.00 219,697.1598.98 80 01-Sep-06 F ZZ 5 360 02 24-Aug-06 0 55000 100 A4AL 38 0.45 42 Y 620 10641026 360 8.5 8.05 01-Oct-06 01-Sep-36 140,500.00 140,329.1080.33 100 01-Sep-06 A ZZ 1 360 02 28-Aug-06 0 0 0 A5AL 43 0.45 55 Y 635 10641028 360 8.7 8.25 01-Oct-06 01-Sep-36 117,000.00 116,863.916.27 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AXAL 49 0.45 55 N 622 10641032 480 6.4 5.95 01-Oct-06 01-Sep-36 152,500.00 152,362.881.98 63 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 47 0.45 GD Y 623 10641034 360 7.89 7.44 01-Oct-06 01-Sep-36 336,600.00 336,600.2213.15 85 01-Sep-06 A ZZ 5 360 22 24-Aug-06 0 0 0 AXAL 49 0.45 55 Y 657 10641036 360 9.45 9 01-Oct-06 01-Sep-36 66,500.00 66,43556.75 95 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 C AL 45 0.45 55 Y 592 10641040 480 8.45 8 01-Oct-06 01-Sep-36 228,650.00 228,534.1667.53 85 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AMAL 49 0.45 GD N 611 10641044 360 9.39 8.94 01-Oct-06 01-Sep-36 136,000.00 135,862.1132.67 100 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 39 0.45 46 Y 626 10641046 360 7.675 7.225 01-Oct-06 01-Sep-36 195,300.00 195,019.1389.05 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 46 0.45 55 N 660 10641048 360 9.05 8.6 01-Oct-06 01-Sep-36 64,800.00 64,72523.73 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 16200 100 A5AL 37 0.45 55 Y 653 10641050 360 8.3 7.85 01-Oct-06 01-Sep-36 141,950.00 141,770.1071.42 85 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 35 0.45 46 Y 613 10641052 480 8.6 8.15 01-Oct-06 01-Sep-36 93,600.00 93,55693.31 80 01-Sep-06 F ZZ 5 360 22 25-Aug-06 0 0 0 A5AL 34 0.45 G8 Y 638 10641056 360 8.75 8.3 01-Oct-06 01-Sep-36 238,000.00 237,725.1872.35 85 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 AMAL 46 0.45 55 N 580 10641058 480 6.6 6.15 01-Oct-06 01-Sep-36 120,000.00 119,897.711.12 80 01-Sep-06 A ZZ 1 360 02 29-Aug-06 0 30000 100 A4AL 47 0.45 GD Y 691 10641062 480 7.45 7 01-Oct-06 01-Sep-36 216,800.00 216,654.1418.7 80 01-Oct-06 A ZZ 1 360 02 31-Aug-06 0 54200 100 A5AL 47 0.45 GD Y 775 10641064 480 8.15 7.7 01-Oct-06 01-Sep-36 316,000.00 315,826.2232.84 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 79000 100 A4AL 42 0.45 GD Y 620 10641070 360 8.7 8.25 01-Oct-06 01-Sep-36 80,000.00 79,90626.51 80 01-Sep-06 F ZZ 5 360 22 26-Aug-06 0 0 0 A4AL 52 0.45 42 N 606 10641076 360 8.54 8.09 01-Oct-06 01-Sep-36 50,000.00 49,93385.88 39 01-Oct-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 37 0.45 55 N 687 10641080 360 7.99 7.54 01-Oct-06 01-Sep-36 304,000.00 304,000.2024.13 80 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 76000 100 A4AL 49 0.45 55 Y 670 10641082 360 7.6 7.15 01-Oct-06 01-Sep-36 166,250.00 166,007.1173.85 95 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 50 0.45 M7 N 670 10641086 480 8.515 8.065 01-Oct-06 01-Sep-36 124,900.00 124,838.917.06 100 01-Sep-06 A ZZ 1 360 02 25-Aug-06 0 0 0 A5AL 41 0.45 GD Y 635 10641090 360 8.99 8.54 01-Oct-06 01-Sep-36 172,000.00 172,000.1288.57 100 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 48 0.45 55 Y 672 10641092 360 8.75 8.3 01-Oct-06 01-Sep-36 108,800.00 108,674.855.94 85 01-Sep-06 F ZZ 5 360 22 30-Aug-06 0 0 0 A4AL 33 0.45 42 Y 687 10641094 360 7.5 7.05 01-Oct-06 01-Sep-36 300,000.00 299,553.2097.65 87 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 53 0.45 42 N 624 10641100 360 9.15 8.7 01-Oct-06 01-Sep-36 276,000.00 275,706.2250.62 89 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 36 0.45 55 N 587 10641106 360 8.15 7.7 01-Oct-06 01-Sep-36 132,000.00 131,827.982.41 80 01-Sep-06 A ZZ 5 360 02 29-Aug-06 0 0 0 A4AL 37 0.45 55 N 568 10641108 360 9.9 9.45 01-Oct-06 01-Sep-36 78,000.00 77,92678.75 100 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 48 0.45 55 Y 673 10641112 480 8.25 7.8 01-Oct-06 01-Sep-36 57,200.00 57,16408.49 38 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A5AL 48 0.45 GD Y 536 10641114 360 8.79 8.34 01-Oct-06 01-Sep-36 72,000.00 71,91568.49 90 01-Sep-06 A ZZ 5 360 02 30-Aug-06 0 0 0 A4AL 52 0.45 55 Y 674 10641116 480 10.25 9.8 01-Oct-06 01-Sep-36 217,000.00 216,936.1885.34 70 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 B AL 32 0.45 GD Y 568 10641118 360 8.1 7.65 01-Oct-06 01-Sep-36 122,800.00 122,637.909.64 80 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 30700 100 A5AL 48 0.45 55 N 606 10641120 360 12.75 12.3 01-Oct-06 01-Sep-36 30,700.00 30,68333.62 20 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 122800 100 A5AL 48 0.45 57 N 606 10641122 480 8.25 7.8 01-Oct-06 01-Sep-36 140,000.00 139,925.999.8 78 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 32 0.45 GE Y 631 10641124 360 8.75 8.3 01-Oct-06 01-Sep-36 238,400.00 238,400.1738.33 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 59600 100 A5AL 37 0.45 55 Y 605 10641126 360 13.05 12.6 01-Oct-06 01-Sep-36 59,600.00 59,57661.63 20 01-Sep-06 F ZZ 1 360 02 31-Aug-06 0 238400 100 A5AL 47 0.45 57 Y 605 10641128 360 7.69 7.24 01-Oct-06 01-Sep-36 178,000.00 177,744.1267.85 68 01-Sep-06 A ZZ 5 360 02 23-Aug-06 0 0 0 A4AL 49 0.45 55 Y 548 10641130 360 7.6 7.15 01-Oct-06 01-Sep-36 179,680.00 179,417.1268.68 80 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 44920 100 A4AL 50 0.45 42 Y 714 10641132 360 10.35 9.9 01-Oct-06 01-Sep-36 44,920.00 44,88405.88 20 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 179680 100 A4AL 31 0.45 57 Y 714 10641134 360 8.65 8.2 01-Oct-06 01-Sep-36 51,920.00 51,85404.76 80 01-Sep-06 A ZZ 1 360 12 29-Aug-06 0 0 0 A4AL 30 0.45 55 N 662 10641136 360 8.75 8.3 01-Oct-06 01-Sep-36 130,000.00 129,849.1022.72 100 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 25 0.45 46 Y 652 10641140 360 9.4 8.95 01-Oct-06 01-Sep-36 120,000.00 119,878.1000.29 100 01-Sep-06 A ZZ 1 360 12 30-Aug-06 0 0 0 A5AL 7 0.45 55 Y 659 10641142 360 6.5 6.05 01-Oct-06 01-Sep-36 170,300.00 169,991.1076.42 65 01-Sep-06 F ZZ 5 360 42 24-Aug-06 0 0 0 A4AL 38 0.45 42 Y 739 10641146 480 8.2 7.75 01-Oct-06 01-Sep-36 110,000.00 109,940.781.4 64 01-Sep-06 A ZZ 5 360 42 25-Aug-06 0 0 0 C AL 35 0.45 GD Y 562 10641148 360 9.325 8.875 01-Oct-06 01-Sep-36 272,000.00 271,721.2252.48 85 01-Sep-06 A ZZ 5 360 02 26-Aug-06 0 0 0 A4AL 49 0.45 55 N 529 10641150 360 8.6 8.15 01-Oct-06 01-Sep-36 159,800.00 159,609.1240.07 85 01-Sep-06 F ZZ 5 360 22 28-Aug-06 0 0 0 A4AL 38 0.45 42 Y 740 10641152 360 9.15 8.7 01-Oct-06 01-Sep-36 143,000.00 142,848.1166.08 100 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 0 0 AXAL 48 0.45 55 Y 714 10641154 480 8 7.55 01-Oct-06 01-Sep-36 348,750.00 348,549.2424.9 75 01-Sep-06 A ZZ 1 360 22 29-Aug-06 0 0 0 A5AL 45 0.45 GD Y 635 10641156 360 9.95 9.5 01-Oct-06 01-Sep-36 120,190.00 120,082.1050.32 100 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 50 0.45 55 Y 585 10641164 360 8.5 8.05 01-Oct-06 01-Sep-36 174,800.00 174,587.1344.07 95 01-Sep-06 A ZZ 5 360 12 25-Aug-06 0 0 0 A4AL 23 0.45 46 Y 633 10641166 480 7.09 6.64 01-Oct-06 01-Sep-36 206,400.00 206,246.1296.15 80 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 51600 100 A5AL 33 0.45 GD Y 662 10641170 360 7.35 6.9 01-Oct-06 01-Sep-36 160,400.00 160,400.982.45 80 01-Sep-06 A ZZ 1 360 02 28-Aug-06 0 40100 100 A5AL 53 0.45 55 Y 742 10641174 480 7.325 6.875 01-Oct-06 01-Sep-36 146,000.00 145,898.941.96 48 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 44 0.45 GD Y 544 10641176 480 7.65 7.2 01-Oct-06 01-Sep-36 143,200.00 143,108.958.27 80 01-Sep-06 A ZZ 1 360 02 29-Aug-06 0 35800 100 A5AL 25 0.45 G9 Y 661 10641178 360 7.15 6.7 01-Oct-06 01-Sep-36 207,400.00 207,068.1400.8 85 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 31 0.45 42 Y 659 10641180 360 8.65 8.2 01-Oct-06 01-Sep-36 210,000.00 209,752.1637.1 65 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 B AL 48 0.45 55 N 593 10641182 480 7.45 7 01-Oct-06 01-Sep-36 118,960.00 118,879.778.45 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 29740 100 A5AL 25 0.45 GE Y 620 10641184 480 9.4 8.95 01-Oct-06 01-Sep-36 178,200.00 178,132.1429.68 90 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 41 0.45 GD N 657 10641196 360 8.3 7.85 01-Oct-06 01-Sep-36 186,000.00 186,000.1286.5 90 01-Sep-06 A ZZ 5 360 02 26-Aug-06 0 0 0 A4AL 42 0.45 46 Y 630 10641198 360 7.9 7.45 01-Oct-06 01-Sep-36 67,200.00 67,10488.42 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 16800 100 A5AL 33 0.45 55 Y 651 10641204 360 8.5 8.05 01-Oct-06 01-Sep-36 399,920.00 399,433.3075.04 80 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 99980 100 A4AL 48 0.45 55 Y 645 10641208 360 7.25 6.8 01-Oct-06 01-Sep-36 123,920.00 123,726.845.36 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 30980 100 A5AL 50 0.45 55 Y 638 10641210 360 7.2 6.75 01-Oct-06 01-Sep-36 136,000.00 135,785.923.16 80 01-Sep-06 F ZZ 1 360 02 30-Aug-06 0 34000 100 A4AL 34 0.45 42 Y 684 10641212 360 9.99 9.54 01-Oct-06 01-Sep-36 34,000.00 33,96298.13 20 01-Sep-06 F ZZ 1 360 02 30-Aug-06 0 136000 100 A4AL 25 0.45 57 Y 684 10641222 480 9.15 8.7 01-Oct-06 01-Sep-36 160,000.00 159,934.1252.69 100 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 0 0 A5AL 48 0.45 GD Y 650 10641224 360 7.55 7.1 01-Oct-06 01-Sep-36 160,200.00 160,200.1007.93 90 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 48 0.45 55 N 623 10641226 360 8.45 8 01-Oct-06 01-Sep-36 93,600.00 93,48716.39 80 01-Sep-06 F ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 46 0.45 42 N 622 10641228 480 8.8 8.35 01-Oct-06 01-Sep-36 198,000.00 197,909.1496.88 90 01-Sep-06 A ZZ 5 360 22 26-Aug-06 0 0 0 A4AL 48 0.45 G9 Y 625 10641232 360 11.25 10.8 01-Oct-06 01-Sep-36 32,400.00 32,37314.69 20 01-Sep-06 F ZZ 1 360 22 30-Aug-06 0 129600 100 A5AL 49 0.45 57 N 765 10641236 360 12.75 12.3 01-Oct-06 01-Sep-36 31,200.00 31,18339.05 20 01-Sep-06 F ZZ 1 360 02 31-Aug-06 0 124800 100 A5AL 48 0.45 57 N 601 10641242 480 9.4 8.95 01-Oct-06 01-Sep-36 72,000.00 71,97577.65 90 01-Sep-06 A ZZ 5 360 02 30-Aug-06 0 0 0 A4AL 47 0.45 GD Y 616 10641244 360 8.99 8.54 01-Oct-06 01-Sep-36 89,250.00 89,15717.49 85 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 0 0 A5AL 51 0.45 55 Y 577 10641246 360 6.92 6.47 01-Oct-06 01-Sep-36 155,040.00 154,781.1023.17 80 01-Sep-06 F ZZ 1 360 02 31-Aug-06 0 38760 100 A4AL 42 0.45 42 Y 666 10641254 360 8.4 7.95 01-Oct-06 01-Sep-36 114,000.00 114,000.798 80 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 28500 100 A5AL 35 0.45 55 N 646 10641256 360 6.55 6.1 01-Oct-06 01-Sep-36 152,000.00 151,727.965.75 64 01-Sep-06 A ZZ 5 360 02 25-Aug-06 0 0 0 C AL 49 0.45 55 N 633 10641260 360 6.55 6.1 01-Oct-06 01-Sep-36 222,400.00 222,400.1213.93 80 01-Sep-06 A ZZ 1 360 02 28-Aug-06 0 55600 100 A4AL 49 0.45 55 Y 675 10641262 360 6.99 6.54 01-Oct-06 01-Sep-36 185,000.00 184,695.1229.57 42 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 51 0.45 42 Y 626 10641266 480 9.6 9.15 01-Oct-06 01-Sep-36 428,400.00 428,246.3503.67 85 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 C AL 43 0.45 GD Y 570 10641268 360 9.3 8.85 01-Oct-06 01-Sep-36 116,000.00 115,880.958.51 100 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 0 0 A5AL 30 0.45 55 Y 639 10641270 360 8.5 8.05 01-Oct-06 01-Sep-36 169,600.00 169,393.1304.08 80 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 42400 100 A5AL 46 0.45 55 Y 656 10641274 360 7.85 7.4 01-Oct-06 01-Sep-36 115,200.00 115,040.833.29 80 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 28800 100 A5AL 51 0.45 55 Y 662 10641276 480 7.99 7.54 01-Oct-06 01-Sep-36 368,000.00 367,787.2555.99 80 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 C AL 43 0.45 GD N 560 10641282 480 9.99 9.54 01-Oct-06 01-Sep-36 488,000.00 487,844.4140.01 80 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 48 0.45 GD N 550 10641284 360 7.7 7.25 01-Oct-06 01-Sep-36 193,800.00 193,522.1381.72 85 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 22800 95 A5AL 36 0.45 55 Y 560 10641286 480 8.9 8.45 01-Oct-06 01-Sep-36 236,000.00 235,895.1802.27 80 01-Sep-06 F ZZ 5 360 22 25-Aug-06 0 59000 100 A4AL 45 0.45 G8 Y 647 10641288 360 7.95 7.5 01-Oct-06 01-Sep-36 142,400.00 142,206.1039.93 80 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 35600 100 A4AL 42 0.45 55 Y 676 10641294 360 10.9 10.45 01-Oct-06 01-Sep-36 81,000.00 80,94765.27 90 01-Sep-06 F ZZ 5 360 02 31-Aug-06 0 0 0 A4AL 49 0.45 42 Y 594 10641296 360 8.8 8.35 01-Oct-06 01-Sep-36 90,860.00 90,75718.05 80 01-Sep-06 A ZZ 1 360 22 29-Aug-06 0 22716 100 A5AL 48 0.45 46 Y 643 10641298 360 7.5 7.05 01-Oct-06 01-Sep-36 210,400.00 210,086.1471.15 80 01-Sep-06 F ZZ 5 360 02 25-Aug-06 0 52600 100 A4AL 47 0.45 42 Y 673 10641302 480 8.45 8 01-Oct-06 01-Sep-36 187,200.00 187,105.1365.24 90 01-Sep-06 F ZZ 5 360 02 30-Aug-06 0 0 0 A4AL 45 0.45 G8 N 616 10641304 360 8.1 7.65 01-Oct-06 01-Sep-36 199,920.00 199,656.1480.91 80 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 49980 100 A5AL 33 0.45 46 Y 698 10641318 360 7.95 7.5 01-Oct-06 01-Sep-36 84,720.00 84,60618.7 80 01-Sep-06 F ZZ 1 360 02 30-Aug-06 0 21180 100 A5AL 32 0.45 42 Y 611 10641322 360 7.99 7.54 01-Oct-06 01-Sep-36 600,000.00 599,190.4398.41 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 150000 100 A4AL 39 0.45 55 Y 636 10641324 360 7.85 7.4 01-Oct-06 01-Sep-36 195,920.00 195,920.1281.64 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 48980 100 A5AL 31 0.45 55 Y 596 10641326 480 7.85 7.4 01-Oct-06 01-Sep-36 150,000.00 149,909.1026.12 67 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 0 0 A4AL 23 0.45 GD Y 633 10641328 360 8.4 7.95 01-Oct-06 01-Sep-36 228,000.00 228,000.1596 95 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 0 0 A5AL 37 0.45 55 Y 767 10641330 360 8.5 8.05 01-Oct-06 01-Sep-36 64,800.00 64,72498.26 80 01-Sep-06 F ZZ 1 360 02 31-Aug-06 0 16200 100 A5AL 46 0.45 42 Y 642 10641332 480 8.4 7.95 01-Oct-06 01-Sep-36 240,000.00 239,877.1741.2 100 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 0 0 A5AL 39 0.45 GD Y 746 10641338 360 7.85 7.4 01-Oct-06 01-Sep-36 229,600.00 229,281.1660.78 80 01-Oct-06 A ZZ 1 360 22 30-Aug-06 0 57400 100 A4AL 48 0.45 55 Y 647 10641340 360 8.3 7.85 01-Oct-06 01-Sep-36 130,240.00 130,075.983.04 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 32560 100 A5AL 47 0.45 55 Y 609 10641342 360 6.75 6.3 01-Oct-06 01-Sep-36 276,000.00 276,000.1552.5 80 01-Sep-06 A ZZ 1 360 02 30-Aug-06 0 69000 100 A4AL 21 0.45 55 Y 662 10641346 360 9.9 9.45 01-Oct-06 01-Sep-36 71,100.00 71,03618.71 90 01-Sep-06 F ZZ 5 360 02 31-Aug-06 0 0 0 A4AL 18 0.45 42 Y 615 10641348 480 8.995 8.545 01-Oct-06 01-Sep-36 140,000.00 139,939.1079.37 100 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 0 0 A5AL 47 0.45 GD Y 719 10641352 360 7.95 7.5 01-Oct-06 01-Sep-36 136,000.00 135,815.993.19 80 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 34000 100 A5AL 49 0.45 55 Y 702 10641356 360 7.3 6.85 01-Oct-06 01-Sep-36 101,335.00 101,177.694.73 80 01-Sep-06 A ZZ 1 360 22 31-Aug-06 0 25334 100 A5AL 49 0.45 55 Y 680 10641358 360 7.15 6.7 01-Oct-06 01-Sep-36 176,800.00 176,517.1194.12 80 01-Sep-06 A ZZ 1 360 02 31-Aug-06 0 44200 100 A5AL 39 0.45 55 Y 602 10641360 360 7.25 6.8 01-Oct-06 01-Sep-36 225,000.00 224,647.1534.9 84 01-Sep-06 F ZZ 1 360 22 31-Aug-06 0 0 0 A5AL 35 0.45 42 Y 721 10641362 360 6.95 6.5 01-Jun-06 01-May-36 179,250.00 178,346.1186.55 84 01-Sep-06 A ZZ 5 360 02 21-Apr-06 0 0 0 A4AL 35 0.45 55 Y 585 10641366 240 11.8 11.35 01-Jul-06 01-Jun-26 15,420.00 15,33167.65 20 01-Sep-06 F ZZ 1 240 02 10-May-06 0 61485 100 A5AL 43 0.45 57 Y 605 10641370 360 9.3 8.85 01-Aug-06 01-Jul-36 31,980.00 31,91264.26 20 01-Sep-06 F ZZ 1 360 02 30-Jun-06 0 127788 100 A5AL 34 0.45 57 Y 615 10641374 360 11.65 11.2 01-Jul-06 01-Jun-36 101,200.00 101,040.1013.78 20 01-Aug-06 F ZZ 5 360 22 04-May-06 0 404800 100 A4AL 36 0.45 57 Y 661 10641376 360 9.01 8.56 01-Jul-06 01-Jun-36 47,760.00 47,62384.64 20 01-Sep-06 F ZZ 1 360 02 25-May-06 0 190725 100 A5AL 47 0.45 57 Y 628 10641382 360 9.99 9.54 01-Jul-06 01-Jun-36 22,380.00 22,32196.24 20 01-Sep-06 F ZZ 1 360 02 18-May-06 0 89399 100 A5AL 48 0.45 57 N 603 10641390 360 9.85 9.4 01-Sep-06 01-Aug-36 62,500.00 62,41541.57 100 01-Sep-06 F ZZ 1 360 02 10-Jul-06 0 0 0 A5AL 34 0.45 42 Y 628 10641404 360 11.1 10.65 01-Jul-06 01-Jun-36 104,000.00 103,815.998.29 20 01-Aug-06 F ZZ 5 360 22 05-May-06 0 416000 100 A4AL 48 0.45 57 N 658 10641410 480 8.95 8.5 01-Aug-06 01-Jul-36 130,000.00 129,885.997.77 100 01-Sep-06 A ZZ 1 360 02 29-Jun-06 0 0 0 A5AL 44 0.45 GD Y 636 10641412 240 10.1 9.65 01-Aug-06 01-Jul-26 22,000.00 21,88213.77 12 01-Sep-06 F ZZ 2 240 02 12-Jun-06 0 147200 92 AMAL 47 0.45 57 N 643 10641416 360 9.01 8.56 01-Jul-06 01-Jun-36 35,380.00 35,28284.94 20 01-Sep-06 F ZZ 1 360 02 12-May-06 0 141286 100 C AL 48 0.45 57 Y 611 10641420 360 9.01 8.56 01-Jul-06 01-Jun-36 32,400.00 32,31260.94 20 01-Sep-06 F ZZ 1 360 02 11-May-06 0 129386 100 AXAL 42 0.45 57 Y 610 10641430 360 12.05 11.6 01-Jul-06 01-Jun-36 120,000.00 119,826.1238.96 20 01-Sep-06 F ZZ 1 360 22 09-May-06 0 479588 100 C AL 28 0.45 57 N 681 10641432 360 11.6 11.15 01-Aug-06 01-Jul-36 33,000.00 32,95329.32 20 01-Aug-06 F ZZ 1 360 02 12-Jun-06 0 131958 100 A5AL 34 0.45 57 N 632 10641436 360 9.01 8.56 01-Jul-06 01-Jun-36 25,600.00 25,51206.17 20 01-Sep-06 F ZZ 5 360 22 19-May-06 0 102400 100 A4AL 48 0.45 57 Y 656 10641440 480 8.85 8.4 01-Sep-06 01-Aug-36 68,000.00 67,95516.69 80 01-Oct-06 A ZZ 1 360 02 31-Jul-06 0 0 0 A5AL 39 0.45 G9 Y 610 10641444 360 11.2 10.75 01-Jul-06 01-Jun-36 52,000.00 51,90503.09 20 01-Aug-06 F ZZ 5 360 22 19-May-06 0 208000 100 A4AL 24 0.45 57 N 660 10641448 360 11.5 11.05 01-Sep-06 01-Aug-36 34,000.00 33,96336.7 20 01-Sep-06 F ZZ 5 360 22 28-Jun-06 0 136000 100 A4AL 43 0.45 57 N 666 10641454 360 9.85 9.4 01-Jul-06 01-Jun-36 28,500.00 28,43246.96 20 01-Sep-06 F ZZ 1 360 02 26-May-06 0 113842 100 A5AL 44 0.45 57 N 681 10641460 360 9.99 9.54 01-Jul-06 01-Jun-36 16,500.00 16,46144.68 20 01-Sep-06 F ZZ 1 360 02 26-May-06 0 65911 100 A5AL 29 0.45 57 N 612 10641462 360 9.3 8.85 01-Aug-06 01-Jul-36 34,400.00 34,32284.25 20 01-Sep-06 F ZZ 1 360 22 30-Jun-06 0 137458 100 A5AL 36 0.45 57 Y 678 10641470 360 13 12.55 01-Aug-06 01-Jul-36 26,000.00 25,97287.62 20 01-Sep-06 F ZZ 1 360 02 30-Jun-06 0 103952 100 A4AL 33 0.45 57 Y 599 10641478 480 8.1 7.65 01-Jul-06 01-Jun-36 285,000.00 284,598.2003.06 95 01-Sep-06 F ZZ 5 360 12 22-May-06 0 0 0 A4AL 49 0.45 G8 N 655 10641486 360 9.01 8.56 01-Aug-06 01-Jul-36 58,000.00 57,87467.1 20 01-Sep-06 F ZZ 5 360 02 05-Jun-06 0 232000 100 A4AL 33 0.45 57 Y 589 10641490 480 8.45 8 01-Jul-06 01-Jun-36 184,000.00 183,765.1341.9 100 01-Sep-06 A ZZ 5 360 02 26-May-06 0 0 0 A4AL 34 0.45 GD N 726 10641494 360 9.74 9.29 01-Jul-06 01-Jun-36 24,600.00 24,54211.18 15 01-Sep-06 F ZZ 1 360 02 30-May-06 0 139400 100 A5AL 27 0.45 57 N 586 10641498 360 11.45 11 01-Aug-06 01-Jul-36 56,500.00 56,42557.37 20 01-Aug-06 F ZZ 5 360 22 23-Jun-06 0 226000 100 A4AL 42 0.45 57 N 658 10641510 360 11.25 10.8 01-Aug-06 01-Jul-36 30,500.00 30,45296.24 20 01-Sep-06 F ZZ 5 360 22 26-Jun-06 0 122000 100 A4AL 42 0.45 57 Y 641 10641514 360 10.2 9.75 01-Aug-06 01-Jul-36 36,800.00 36,73328.4 20 01-Sep-06 F ZZ 5 360 02 19-Jun-06 0 147200 100 A4AL 39 0.45 57 N 657 10641522 360 7.6 7.15 01-Aug-06 01-Jul-36 219,920.00 219,273.1552.8 80 01-Sep-06 A ZZ 1 360 02 30-Jun-06 0 54980 100 A4AL 44 0.45 55 Y 631 10641524 360 9.99 9.54 01-Jul-06 01-Jun-36 30,020.00 29,94263.23 20 01-Sep-06 F ZZ 1 360 02 02-Jun-06 0 119905 100 A5AL 24 0.45 57 N 604 10641528 360 9.65 9.2 01-Aug-06 01-Jul-36 68,000.00 67,86579.24 100 01-Aug-06 A ZZ 1 360 02 05-Jun-06 0 0 0 A5AL 23 0.45 55 Y 652 10641530 360 11.55 11.1 01-Sep-06 01-Aug-36 106,000.00 105,898.1053.76 20 01-Aug-06 F ZZ 5 360 22 19-Jul-06 0 424000 100 A4AL 48 0.45 57 N 640 10641534 360 11.45 11 01-Aug-06 01-Jul-36 105,000.00 104,862.1035.81 20 01-Aug-06 F ZZ 5 360 22 30-May-06 0 420000 100 A4AL 44 0.45 57 N 693 10641538 240 9.99 9.54 01-Aug-06 01-Jul-26 22,420.00 22,30216.21 20 01-Sep-06 F ZZ 1 240 22 21-Jun-06 0 89442 100 A5AL 38 0.45 57 N 635 10641542 480 8.85 8.4 01-Aug-06 01-Jul-36 162,500.00 162,353.1234.73 100 01-Sep-06 F ZZ 1 360 22 21-Jun-06 0 0 0 A5AL 49 0.45 G8 Y 765 10641554 360 9.99 9.54 01-Aug-06 01-Jul-36 27,590.00 27,53241.92 20 01-Sep-06 F ZZ 1 360 02 02-Jun-06 0 110221 100 A5AL 49 0.45 57 N 603 10641558 360 9.99 9.54 01-Sep-06 01-Aug-36 32,400.00 32,35284.1 20 01-Sep-06 F ZZ 1 360 22 07-Jul-06 0 129542 100 A5AL 43 0.45 57 N 648 10641562 360 9.01 8.56 01-Aug-06 01-Jul-36 37,000.00 36,91297.98 20 01-Sep-06 F ZZ 1 360 02 02-Jun-06 0 147838 100 A4AL 49 0.45 57 Y 583 10641566 360 9.3 8.85 01-Aug-06 01-Jul-36 18,600.00 18,56153.7 20 01-Sep-06 F ZZ 1 360 02 22-Jun-06 0 74323 100 A5AL 48 0.45 57 Y 608 10641570 360 7.8 7.35 01-Aug-06 01-Jul-36 212,000.00 211,401.1526.13 80 01-Sep-06 A ZZ 5 360 22 14-Jun-06 0 53000 100 A4AL 49 0.45 55 N 665 10641576 480 8 7.55 01-Oct-06 01-Sep-36 160,000.00 159,908.1112.5 80 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 40000 100 A4AL 36 0.45 GD Y 751 10641578 360 11.4 10.95 01-Oct-06 01-Sep-36 40,000.00 39,97393.07 20 01-Sep-06 F ZZ 5 360 22 25-Aug-06 0 160000 100 A4AL 42 0.45 57 N 751 10641588 360 7.55 7.1 01-Oct-06 01-Sep-36 124,800.00 124,616.876.9 80 01-Sep-06 A ZZ 1 360 42 17-Aug-06 0 31200 100 A5AL 50 0.45 55 Y 615 10641590 360 10.15 9.7 01-Aug-06 01-Jul-36 26,200.00 26,15232.84 20 01-Sep-06 F ZZ 5 360 02 15-Jun-06 0 104800 100 A4AL 28 0.45 57 N 653 10641592 360 9.99 9.54 01-Sep-06 01-Aug-36 30,213.00 30,17264.92 20 01-Sep-06 F ZZ 1 360 02 06-Jul-06 0 120798 100 A4AL 49 0.45 57 N 639 10641596 360 10.15 9.7 01-Aug-06 01-Jul-36 56,400.00 56,30501.22 20 01-Sep-06 F ZZ 5 360 02 16-Jun-06 0 225600 100 A4AL 35 0.45 57 N 642 10641598 360 10 9.55 01-Aug-06 01-Jul-36 33,000.00 32,94289.6 15 01-Sep-06 F ZZ 5 360 12 13-Jun-06 0 176000 95 AXAL 45 0.45 57 N 672 10641600 360 9.99 9.54 01-Aug-06 01-Jul-36 31,600.00 31,54277.08 20 01-Sep-06 F ZZ 1 360 02 22-Jun-06 0 126287 100 A5AL 49 0.45 57 N 630 10641602 360 11.7 11.25 01-Aug-06 01-Jul-36 17,965.00 17,94180.66 20 01-Aug-06 F ZZ 1 360 22 28-Jun-06 0 71836 100 A5AL 47 0.45 57 Y 682 10641606 360 8.5 8.05 01-Aug-06 01-Jul-36 113,050.00 112,773.869.26 85 01-Sep-06 A ZZ 5 360 12 16-Jun-06 0 0 0 A4AL 44 0.45 55 Y 606 10641608 360 9.25 8.8 01-Aug-06 01-Jul-36 229,500.00 229,018.1888.05 90 01-Aug-06 A ZZ 5 360 22 26-Jun-06 0 0 0 AXAL 27 0.45 55 Y 618 10641610 360 11.5 11.05 01-Aug-06 01-Jul-36 90,400.00 90,28895.23 20 01-Sep-06 F ZZ 1 360 22 30-Jun-06 0 361367 100 A5AL 16 0.45 57 N 692 10641622 360 9.3 8.85 01-Aug-06 01-Jul-36 35,200.00 35,12290.86 20 01-Sep-06 F ZZ 5 360 02 13-Jun-06 0 140800 100 A4AL 32 0.45 57 Y 640 10641624 360 10.35 9.9 01-Aug-06 01-Jul-36 32,600.00 32,53294.56 20 01-Sep-06 F ZZ 5 360 02 21-Jun-06 0 130400 100 A4AL 41 0.45 57 N 649 10641626 360 9.99 9.54 01-Sep-06 01-Aug-36 25,900.00 25,86227.1 20 01-Sep-06 F ZZ 1 360 22 11-Jul-06 0 103554 100 A5AL 47 0.45 57 N 664 10641630 360 11.5 11.05 01-Aug-06 01-Jul-36 91,000.00 90,88901.17 20 01-Sep-06 F ZZ 5 360 22 26-Jun-06 0 364000 100 AXAL 47 0.45 57 Y 673 10641640 360 9.99 9.54 01-Sep-06 01-Aug-36 37,000.00 36,95324.43 20 01-Sep-06 F ZZ 5 360 02 07-Jul-06 0 148000 100 A4AL 43 0.45 57 N 642 10641642 360 11.25 10.8 01-Aug-06 01-Jul-36 33,900.00 33,85329.26 15 01-Sep-06 F ZZ 5 360 02 16-Jun-06 0 180800 95 A4AL 43 0.45 57 Y 633 10641644 360 8.75 8.3 01-Oct-06 01-Sep-36 226,000.00 225,738.1777.95 93 01-Sep-06 F ZZ 5 360 02 15-Aug-06 0 0 0 A4AL 40 0.45 42 Y 683 10641650 360 9.7 9.25 01-Oct-06 01-Sep-36 292,000.00 291,723.2498.02 93 01-Sep-06 A ZZ 5 360 22 22-Aug-06 0 0 0 A4AL 48 0.45 55 N 601 10641654 360 9.99 9.54 01-Aug-06 01-Jul-36 36,400.00 36,33319.17 20 01-Sep-06 F ZZ 1 360 22 20-Jun-06 0 145470 100 A5AL 39 0.45 57 N 676 10641656 360 11.4 10.95 01-Aug-06 01-Jul-36 33,800.00 33,75332.15 20 01-Sep-06 F ZZ 5 360 22 22-Jun-06 0 135200 100 A4AL 38 0.45 57 N 663 10641662 360 9.3 8.85 01-Aug-06 01-Jul-36 23,980.00 23,91198.15 20 01-Sep-06 F ZZ 1 360 22 28-Jun-06 0 95752 100 A4AL 43 0.45 57 Y 647 10641666 360 9.95 9.5 01-Aug-06 01-Jul-36 62,000.00 61,88541.81 20 01-Sep-06 F ZZ 5 360 02 14-Jun-06 0 248000 100 A4AL 29 0.45 57 N 671 10641668 360 9.89 9.44 01-Aug-06 01-Jul-36 31,250.00 31,19271.71 20 01-Aug-06 F ZZ 1 360 02 28-Jun-06 0 124943 100 A5AL 26 0.45 57 N 580 10641674 480 8.45 8 01-Aug-06 01-Jul-36 130,000.00 129,867.948.09 73 01-Sep-06 A ZZ 5 360 02 15-Jun-06 0 0 0 C AL 51 0.45 GD Y 524 10641676 360 9.3 8.85 01-Aug-06 01-Jul-36 15,669.00 15,63129.48 20 01-Sep-06 F ZZ 1 360 02 30-Jun-06 0 62609 100 A5AL 46 0.45 57 Y 589 10641686 360 10.99 10.54 01-Aug-06 01-Jul-36 67,000.00 66,90637.56 20 01-Sep-06 F ZZ 5 360 22 07-Jun-06 0 268000 100 A4AL 42 0.45 57 N 669 10641690 360 7.875 7.425 01-Aug-06 01-Jul-36 119,200.00 119,200.782.25 80 01-Sep-06 A ZZ 1 360 02 22-Jun-06 0 0 0 A5AL 47 0.45 55 Y 608 10641692 360 9.35 8.9 01-Oct-06 01-Sep-36 53,200.00 53,14441.53 80 01-Sep-06 A ZZ 5 360 02 17-Aug-06 0 0 0 AXAL 10 0.45 46 Y 548 10641698 360 10.85 10.4 01-Aug-06 01-Jul-36 24,000.00 23,96225.85 10 01-Sep-06 F ZZ 2 360 22 22-Jun-06 0 204000 90 A5AL 37 0.45 57 N 662 10641702 360 10.35 9.9 01-Sep-06 01-Aug-36 27,400.00 27,36247.58 20 01-Sep-06 F ZZ 5 360 02 27-Jul-06 0 109600 100 A4AL 34 0.45 57 N 666 10641704 360 13.15 12.7 01-Aug-06 01-Jul-36 46,000.00 45,95514.26 20 01-Sep-06 F ZZ 1 360 02 23-Jun-06 0 183918 100 A5AL 40 0.45 57 Y 597 10641706 360 8.39 7.94 01-Oct-06 01-Sep-36 208,800.00 208,540.1589.25 80 01-Sep-06 A ZZ 5 360 22 26-Aug-06 0 52200 100 A5AL 49 0.45 55 N 660 10641710 360 9.3 8.85 01-Aug-06 01-Jul-36 43,000.00 42,91355.31 20 01-Sep-06 F ZZ 1 360 02 12-Jun-06 0 171822 100 C AL 43 0.45 57 Y 585 10641716 360 9.3 8.85 01-Aug-06 01-Jul-36 34,000.00 33,92280.95 20 01-Sep-06 F ZZ 1 360 02 19-Jun-06 0 135859 100 A5AL 49 0.45 57 Y 621 10641722 360 9.99 9.54 01-Aug-06 01-Jul-36 34,400.00 34,33301.64 20 01-Sep-06 F ZZ 1 360 02 29-Jun-06 0 137477 100 A5AL 35 0.45 57 N 638 10641724 360 9.99 9.54 01-Aug-06 01-Jul-36 29,200.00 29,14256.04 20 01-Sep-06 F ZZ 1 360 02 16-Jun-06 0 116695 100 A5AL 30 0.45 57 N 637 10641726 360 11.4 10.95 01-Aug-06 01-Jul-36 75,000.00 74,90737.01 20 01-Sep-06 F ZZ 5 360 22 22-Jun-06 0 300000 100 A4AL 20 0.45 57 N 677 10641730 360 11.35 10.9 01-Aug-06 01-Jul-36 25,600.00 25,56250.59 20 01-Sep-06 F ZZ 5 360 22 22-Jun-06 0 102400 100 A4AL 34 0.45 57 Y 692 10641732 360 9.99 9.54 01-Aug-06 01-Jul-36 31,400.00 31,34275.33 20 01-Sep-06 F ZZ 1 360 22 30-Jun-06 0 125488 100 AXAL 47 0.45 57 N 682 10641736 360 11.45 11 01-Aug-06 01-Jul-36 113,800.00 113,650.1122.62 20 01-Sep-06 F ZZ 5 360 22 26-Jun-06 0 455200 100 AXAL 38 0.45 57 N 689 10641740 360 7.35 6.9 01-Aug-06 01-Jul-36 112,500.00 112,152.775.1 47 01-Sep-06 A ZZ 5 360 02 15-Jun-06 0 0 0 A4AL 48 0.45 46 Y 617 10641742 360 8.3 7.85 01-Sep-06 01-Aug-36 181,800.00 181,453.1372.2 90 01-Aug-06 A ZZ 5 360 02 24-Jul-06 0 0 0 A4AL 23 0.45 55 Y 638 10641746 360 9 8.55 01-Aug-06 01-Jul-36 124,000.00 123,725.997.74 80 01-Oct-06 A ZZ 5 360 22 22-Jun-06 0 0 0 A4AL 41 0.45 55 Y 634 10641754 360 9.99 9.54 01-Sep-06 01-Aug-36 40,880.00 40,82358.45 20 01-Sep-06 F ZZ 1 360 02 20-Jul-06 0 163447 100 A5AL 50 0.45 57 N 703 10641756 360 10.35 9.9 01-Sep-06 01-Aug-36 62,400.00 62,23563.82 20 01-Sep-06 F ZZ 1 360 02 06-Jul-06 0 249152 100 A5AL 37 0.45 57 N 642 10641768 360 11.6 11.15 01-Aug-06 01-Jul-36 73,000.00 72,90728.49 20 01-Sep-06 F ZZ 1 360 22 29-Jun-06 0 291814 100 A5AL 38 0.45 57 N 687 10641770 360 9.3 8.85 01-Aug-06 01-Jul-36 24,600.00 24,54203.28 20 01-Sep-06 F ZZ 5 360 02 21-Jun-06 0 98400 100 A4AL 23 0.45 57 Y 597 10641772 360 8.35 7.9 01-Sep-06 01-Aug-36 100,000.00 99,81758.31 82 01-Sep-06 F ZZ 5 360 02 05-Jul-06 0 0 0 A4AL 33 0.45 42 Y 594 10641778 480 8.7 8.25 01-Aug-06 01-Jul-36 187,000.00 186,823.1399.41 100 01-Sep-06 A ZZ 1 360 22 28-Jun-06 0 0 0 A5AL 38 0.45 GD Y 703 10641780 360 11.5 11.05 01-Aug-06 01-Jul-36 36,175.00 36,12358.24 20 01-Sep-06 F ZZ 1 360 22 28-Jun-06 0 144607 100 A4AL 49 0.45 57 N 671 10641798 360 7.75 7.3 01-Oct-06 01-Sep-36 142,000.00 141,798.1017.31 75 01-Sep-06 F ZZ 5 360 02 21-Aug-06 0 0 0 A5AL 46 0.45 42 Y 641 10641804 360 9.99 9.54 01-Aug-06 01-Jul-36 42,995.00 42,913776 20 01-Sep-06 F ZZ 1 360 22 27-Jun-06 0 171826 100 A5AL 32 0.45 57 N 651 10642368 480 7.8 7.35 01-Oct-06 01-Sep-36 216,150.00 216,018.1470.58 80 01-Sep-06 A ZZ 1 360 22 11-Aug-06 0 54038 100 A4AL 0.45 HV Y 674 10642370 480 7.265 6.815 01-Oct-06 01-Sep-36 448,000.00 447,682.2870.66 80 01-Sep-06 A ZZ 5 360 22 14-Aug-06 0 0 0 A4AL 0.45 HV Y 662 10642372 480 6.9 6.45 01-Oct-06 01-Sep-36 539,200.00 538,776.3311.67 80 01-Sep-06 A ZZ 1 360 22 14-Aug-06 0 134800 100 BNC 0.45 HV Y 690 10642378 480 6.741 6.291 01-Oct-06 01-Sep-36 530,000.00 529,564.3194.36 85 01-Sep-06 A ZZ 5 360 22 11-Aug-06 0 0 0 A4AL 0.45 HU Y 718 10642402 480 7.79 7.34 01-Oct-06 01-Sep-36 558,000.00 557,659.3792.18 90 01-Sep-06 A ZZ 5 360 22 15-Aug-06 0 0 0 A5AL 0.45 HV Y 673 10642424 480 8.1 7.65 01-Oct-06 01-Sep-36 148,000.00 147,917.1040.19 80 01-Sep-06 A ZZ 1 360 22 25-Aug-06 0 37000 100 A4AL 0.45 HV Y 726 10642450 480 7.39 6.94 01-Oct-06 01-Sep-36 230,400.00 230,242.1497.5 80 01-Sep-06 A ZZ 1 360 22 28-Aug-06 0 57600 100 A5NC 0.45 HV Y 687 10642468 480 6.9 6.45 01-Oct-06 01-Sep-36 225,600.00 225,422.1385.6 80 01-Sep-06 A ZZ 1 360 22 22-Aug-06 0 56400 100 A4NC 0.45 HV Y 663 10642498 480 7.4 6.95 01-Oct-06 01-Sep-36 315,920.00 315,704.2055.67 80 01-Sep-06 A ZZ 1 360 22 30-Aug-06 0 78980 100 A5AL 0.45 HV Y 664 10642502 480 6.9 6.45 01-Oct-06 01-Sep-36 259,000.00 258,796.1590.73 70 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4NC 0.45 HV Y 684 10642510 480 7.29 6.84 01-Oct-06 01-Sep-36 298,400.00 298,189.1917.54 80 01-Sep-06 A ZZ 1 360 22 29-Aug-06 0 74600 100 A4NC 0.45 HV Y 735 10642512 480 7.6 7.15 01-Oct-06 01-Sep-36 136,000.00 135,912.905.05 80 01-Sep-06 A ZZ 5 360 22 25-Aug-06 0 34000 100 A5NC 0.45 HU Y 660 10713448 360 9.1 8.65 01-Aug-06 01-Jul-36 269,325.00 268,742.2186.46 95 01-Nov-06 F T 5 360 02 27-Jun-06 0 0 0 A4AL 39 0.45 42 N 795 10713456 360 10.075 9.625 01-Oct-06 01-Sep-36 90,250.00 90,17797.02 95 01-Nov-06 F ZZ 5 360 02 07-Aug-06 0 0 0 A4AL 50 0.45 42 N 624 10713470 480 8.34 7.89 01-Sep-06 01-Aug-36 463,500.00 463,085.3341.6 90 01-Sep-06 A ZZ 5 360 22 13-Jul-06 0 0 0 AXAL 41 0.45 GD Y 601 10713472 360 8.25 7.8 01-Sep-06 01-Aug-36 127,260.00 127,259.874.92 90 01-Oct-06 A ZZ 5 360 02 08-Jul-06 0 0 0 A4AL 21 0.45 55 Y 630 10713474 360 7.25 6.8 01-Oct-06 01-Sep-36 165,600.00 165,600.1000.5 90 01-Oct-06 A ZZ 5 360 02 28-Jul-06 0 0 0 A5AL 28 0.45 55 Y 618 10713478 360 7.5 7.05 01-Sep-06 01-Aug-36 341,000.00 340,236.2384.33 90 01-Oct-06 A ZZ 5 360 42 25-Jul-06 0 0 0 A4AL 42 0.45 46 Y 631 10713480 360 9.125 8.675 01-Nov-06 01-Oct-36 52,000.00 51,97423.09 80 01-Nov-06 A ZZ 5 360 02 11-Sep-06 0 0 0 A5AL 48 0.45 55 Y 592 10713484 360 9.35 8.9 01-Sep-06 01-Aug-36 68,000.00 67,89564.36 85 01-Sep-06 A ZZ 5 360 22 19-Jul-06 0 0 0 A4AL 22 0.45 M7 Y 672 10713488 360 7.949 7.499 01-Oct-06 01-Sep-36 167,500.00 167,272.1223.11 83 01-Oct-06 F ZZ 5 360 02 28-Jul-06 0 0 0 A4AL 53 0.45 42 N 605 10713564 480 7.95 7.5 01-Oct-06 01-Sep-36 346,500.00 346,297.2396.27 90 01-Oct-06 A ZZ 5 360 02 03-Aug-06 0 0 0 AXAL 38 0.45 G9 N 630 10713590 480 8.55 8.1 01-Oct-06 01-Sep-36 233,750.00 233,635.1722.51 85 01-Oct-06 A ZZ 5 360 22 04-Aug-06 0 0 0 A5AL 13 0.45 GD N 700 10713602 480 7 6.55 01-Oct-06 01-Sep-36 232,400.00 232,222.1444.21 49 01-Nov-06 A ZZ 5 360 22 16-Aug-06 0 0 0 A4AL 23 0.45 GD Y 721 10713610 360 7.99 7.54 01-Nov-06 01-Oct-36 153,900.00 153,796.1128.2 90 01-Oct-06 F ZZ 5 360 02 11-Sep-06 0 0 0 A4AL 47 0.45 42 Y 621 10713630 360 10.45 10 01-Nov-06 01-Oct-36 122,500.00 122,450.1115.98 19 01-Oct-06 F ZZ 5 360 02 08-Sep-06 0 540800 99 AXAL 19 0.45 57 N 641 10713634 360 7.7 7.25 01-Oct-06 01-Sep-36 150,450.00 150,234.1072.65 85 01-Oct-06 A ZZ 5 360 22 09-Aug-06 0 0 0 A4AL 48 0.45 55 Y 692 10713664 360 10.2 9.75 01-Dec-06 01-Nov-36 81,200.00 81,20724.62 20 01-Nov-06 F ZZ 5 360 02 27-Sep-06 0 324800 100 A4AL 3 0.45 57 N 708 10713678 360 10.35 9.9 01-Oct-06 01-Sep-36 128,000.00 127,894.1156.54 20 01-Oct-06 F ZZ 5 360 02 11-Aug-06 0 512000 100 AXAL 39 0.45 57 N 648 10713680 360 7.75 7.3 01-Nov-06 01-Oct-36 301,500.00 301,287.2159.99 90 01-Oct-06 A ZZ 5 360 12 21-Sep-06 0 0 0 A4AL 36 0.45 55 Y 639 10713704 360 8.75 8.3 01-Oct-06 01-Sep-36 148,750.00 148,578.1170.22 85 01-Oct-06 A ZZ 5 360 02 08-Aug-06 0 0 0 B AL 27 0.45 55 N 603 10713724 480 7.9 7.45 01-Oct-06 01-Sep-36 227,000.00 226,865.1561.35 71 01-Oct-06 A ZZ 5 360 22 11-Aug-06 0 0 0 A4AL 40 0.45 GD N 623 10713728 480 7.99 7.54 01-Nov-06 01-Oct-36 189,000.00 188,945.1312.73 84 01-Oct-06 A ZZ 5 360 02 08-Sep-06 0 0 0 A4AL 46 0.45 GE Y 644 10713730 480 9.09 8.64 01-Oct-06 01-Sep-36 304,000.00 303,873.2366.03 80 01-Oct-06 A ZZ 5 360 22 11-Aug-06 0 0 0 AMAL 33 0.45 GD Y 663 10713744 360 7.5 7.05 01-Nov-06 01-Oct-36 297,000.00 296,779.2076.67 90 01-Oct-06 A ZZ 5 360 02 30-Aug-06 0 0 0 A5AL 34 0.45 55 Y 619 10713754 360 7.9 7.45 01-Nov-06 01-Oct-36 104,000.00 103,928.755.88 80 01-Oct-06 F ZZ 5 360 12 20-Sep-06 0 0 0 A4AL 35 0.45 42 N 600 10713758 360 9.55 9.1 01-Nov-06 01-Oct-36 191,250.00 191,156.1615.12 85 01-Oct-06 A ZZ 5 360 22 08-Sep-06 0 0 0 B AL 28 0.45 55 N 623 10713788 480 6.49 6.04 01-Oct-06 01-Sep-36 98,000.00 97,91573.05 70 01-Oct-06 F ZZ 5 360 02 24-Aug-06 0 0 0 AMAL 37 0.45 G8 Y 717 10713796 480 8.55 8.1 01-Oct-06 01-Sep-36 319,500.00 319,343.2354.4 90 01-Sep-06 A ZZ 5 360 22 28-Aug-06 0 0 0 A4AL 41 0.45 G9 Y 636 10713828 480 8.4 7.95 01-Nov-06 01-Oct-36 295,650.00 295,574.2144.94 90 01-Oct-06 A ZZ 5 360 22 27-Sep-06 0 0 0 A4AL 49 0.45 GD Y 622 10713836 360 8.225 7.775 01-Nov-06 01-Oct-36 130,000.00 129,916.974.37 80 01-Oct-06 F ZZ 5 360 02 01-Sep-06 0 0 0 A4AL 47 0.45 42 N 601 10713838 360 8.99 8.54 01-Nov-06 01-Oct-36 162,000.00 161,911.1302.33 90 01-Oct-06 A ZZ 2 360 22 30-Aug-06 0 0 0 A4AL 31 0.45 55 N 623 10713848 360 10.49 10.04 01-Nov-06 01-Oct-36 53,000.00 52,97484.42 20 01-Nov-06 F ZZ 5 360 02 29-Aug-06 0 212000 100 A4AL 29 0.45 57 N 638 10713854 360 9.35 8.9 01-Oct-06 01-Sep-36 68,000.00 67,93564.36 80 01-Oct-06 A ZZ 5 360 22 18-Aug-06 0 0 0 A4AL 35 0.45 55 Y 660 10713868 360 9.25 8.8 01-Oct-06 01-Sep-36 229,500.00 229,261.1888.05 85 01-Oct-06 A ZZ 5 360 22 23-Aug-06 0 0 0 A4AL 40 0.45 55 N 727 10713880 360 7.99 7.54 01-Nov-06 01-Oct-36 108,400.00 108,327.794.65 94 01-Oct-06 A ZZ 5 360 02 29-Aug-06 0 0 0 A4AL 36 0.45 55 Y 663 10713896 480 7.99 7.54 01-Nov-06 01-Oct-36 310,500.00 310,410.2156.62 90 01-Oct-06 A ZZ 5 360 02 12-Sep-06 0 0 0 A4AL 33 0.45 GD N 625 10713908 360 7.75 7.3 01-Nov-06 01-Oct-36 104,000.00 103,926.745.07 60 01-Nov-06 F ZZ 5 360 02 11-Sep-06 0 0 0 A4AL 34 0.45 42 N 622 10713914 360 7.85 7.4 01-Nov-06 01-Oct-36 135,000.00 134,906.976.51 90 01-Oct-06 A ZZ 5 360 02 29-Aug-06 0 0 0 AMAL 29 0.45 M7 Y 653 10713922 360 7.85 7.4 01-Oct-06 01-Sep-36 340,000.00 340,000.2224.17 85 01-Oct-06 A ZZ 5 360 02 28-Aug-06 0 0 0 AXAL 40 0.45 55 N 624 10713926 360 10.6 10.15 01-Nov-06 01-Oct-36 38,000.00 37,98350.45 20 01-Oct-06 F ZZ 5 360 02 30-Aug-06 0 152000 100 A4AL 44 0.45 57 N 672 10713932 360 7.9 7.45 01-Nov-06 01-Oct-36 197,000.00 196,865.1431.81 89 01-Oct-06 F ZZ 2 360 02 11-Sep-06 0 0 0 A4AL 30 0.45 42 N 624 10713944 360 10.2 9.75 01-Oct-06 01-Sep-36 25,000.00 24,97223.1 20 01-Oct-06 F ZZ 5 360 02 28-Aug-06 0 100000 100 A4AL 26 0.45 57 N 689 10713958 360 7.85 7.4 01-Nov-06 01-Oct-36 148,500.00 148,397.1074.16 90 01-Oct-06 F ZZ 2 360 02 31-Aug-06 0 0 0 A4AL 42 0.45 42 N 620 10713968 360 10.5 10.05 01-Nov-06 01-Oct-36 24,400.00 24,39223.2 20 01-Oct-06 F ZZ 5 360 02 06-Sep-06 0 97600 100 A4AL 28 0.45 57 N 641 10713980 360 11.6 11.15 01-Oct-06 01-Sep-36 53,000.00 52,96528.91 20 01-Oct-06 F ZZ 5 360 22 21-Aug-06 0 212000 100 A4AL 43 0.45 57 N 640 10713984 360 6.3 5.85 01-Oct-06 01-Sep-36 140,000.00 139,736.866.57 80 01-Oct-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 36 0.45 55 Y 724 10713992 360 7.975 7.525 01-Nov-06 01-Oct-36 120,000.00 119,919.878.43 80 01-Nov-06 A ZZ 5 360 02 05-Sep-06 0 0 0 A5AL 7 0.45 55 N 604 10713998 480 9.3 8.85 01-Nov-06 01-Oct-36 52,700.00 52,68418.72 85 01-Oct-06 A ZZ 5 360 02 30-Aug-06 0 0 0 AMAL 25 0.45 GD N 618 10714008 360 8.7 8.25 01-Nov-06 01-Oct-36 141,300.00 141,217.1106.57 90 01-Oct-06 A ZZ 5 360 22 08-Sep-06 0 0 0 A4AL 22 0.45 55 N 625 10714014 360 9.99 9.54 01-Oct-06 01-Sep-36 566,000.00 565,496.4962.88 93 01-Oct-06 A ZZ 5 360 12 21-Aug-06 0 0 0 A5AL 30 0.45 46 Y 602 10714016 360 7.45 7 01-Nov-06 01-Oct-36 153,000.00 152,885.1064.57 88 01-Oct-06 F ZZ 5 360 02 15-Sep-06 0 0 0 A5AL 46 0.45 42 N 657 10714038 360 8.6 8.15 01-Dec-06 01-Nov-36 106,200.00 106,200.824.13 90 01-Nov-06 A ZZ 5 360 02 27-Sep-06 0 0 0 A5AL 39 0.45 55 Y 605 10714048 360 8.35 7.9 01-Nov-06 01-Oct-36 126,000.00 125,921.955.47 90 01-Oct-06 F ZZ 5 360 02 06-Sep-06 0 0 0 A4AL 30 0.45 42 Y 623 10714050 360 9.7 9.25 01-Nov-06 01-Oct-36 146,250.00 146,181.1251.15 90 01-Oct-06 A ZZ 2 360 22 31-Aug-06 0 0 0 A5AL 11 0.45 55 N 604 10714062 360 7.5 7.05 01-Nov-06 01-Oct-36 135,000.00 134,899.943.94 80 01-Oct-06 A ZZ 5 360 02 26-Sep-06 0 0 0 A4AL 36 0.45 55 N 712 10714084 360 7.8 7.35 01-Nov-06 01-Oct-36 161,600.00 161,487.1163.32 80 01-Oct-06 A ZZ 5 360 02 08-Sep-06 0 0 0 A4AL 51 0.45 M7 Y 663 10714088 360 11.5 11.05 01-Oct-06 01-Sep-36 21,230.00 21,21210.24 11 01-Oct-06 F ZZ 5 360 02 25-Aug-06 0 154400 91 AXAL 36 0.45 57 N 623 10714090 480 8.99 8.54 01-Nov-06 01-Oct-36 208,800.00 208,755.1609 90 01-Oct-06 A ZZ 5 360 22 18-Sep-06 0 0 0 AMAL 49 0.45 GD N 604 10714092 360 10.35 9.9 01-Oct-06 01-Sep-36 33,000.00 32,97298.17 20 01-Oct-06 F ZZ 5 360 02 24-Aug-06 0 132000 100 A4AL 41 0.45 57 N 660 10714106 360 8.35 7.9 01-Oct-06 01-Sep-36 107,000.00 106,865.811.39 85 01-Oct-06 F ZZ 5 360 22 30-Aug-06 0 0 0 AXAL 42 0.45 42 Y 637 10714118 360 7.29 6.84 01-Oct-06 01-Sep-36 428,000.00 428,000.2600.1 89 01-Oct-06 A ZZ 5 360 02 25-Aug-06 0 0 0 AXAL 35 0.45 M7 Y 644 10714122 360 8 7.55 01-Nov-06 01-Oct-36 195,500.00 195,368.1434.51 85 01-Oct-06 A ZZ 5 360 22 01-Sep-06 0 0 0 A4AL 29 0.45 55 Y 666 10714124 360 7.8 7.35 01-Nov-06 01-Oct-36 120,800.00 120,715.869.61 80 01-Oct-06 A ZZ 5 360 12 31-Aug-06 0 0 0 A4AL 50 0.45 55 N 592 10714150 360 9.9 9.45 01-Nov-06 01-Oct-36 64,000.00 63,97556.93 80 01-Oct-06 A ZZ 5 360 22 08-Sep-06 0 0 0 A4AL 49 0.45 55 Y 635 10714162 180 6.7 6.25 01-Nov-06 01-Oct-21 87,500.00 87,21771.88 70 01-Oct-06 F ZZ 5 180 02 25-Sep-06 0 0 0 A4AL 31 0.45 45 Y 650 10714178 480 8.45 8 01-Oct-06 01-Sep-36 180,200.00 180,109.1314.19 85 01-Oct-06 F ZZ 5 360 22 01-Sep-06 0 0 0 A4AL 17 0.45 G8 Y 687 10714188 360 10.25 9.8 01-Oct-06 01-Sep-36 74,000.00 73,93663.12 20 01-Oct-06 F ZZ 5 360 02 30-Aug-06 0 296000 100 A4AL 35 0.45 57 N 650 10714218 360 8.49 8.04 01-Oct-06 01-Sep-36 459,000.00 458,440.3526.07 90 01-Oct-06 A ZZ 5 360 22 25-Aug-06 0 0 0 A4AL 3 0.45 55 Y 616 10714220 480 8.145 7.695 01-Nov-06 01-Oct-36 100,000.00 99,97706.22 91 01-Oct-06 A ZZ 2 360 02 25-Sep-06 0 0 0 A5AL 6 0.45 GD N 632 10714228 480 8.8 8.35 01-Oct-06 01-Sep-36 159,125.00 159,052.1202.99 95 01-Nov-06 A ZZ 5 360 22 24-Aug-06 0 0 0 A4AL 35 0.45 GD Y 681 10714230 360 7.9 7.45 01-Nov-06 01-Oct-36 234,000.00 234,000.1540.5 90 01-Oct-06 A ZZ 5 360 02 11-Sep-06 0 0 0 B AL 43 0.45 55 Y 625 10714272 360 8.2 7.75 01-Nov-06 01-Oct-36 323,000.00 322,791.2415.25 85 01-Oct-06 A ZZ 5 360 22 08-Sep-06 0 0 0 A4AL 33 0.45 55 N 620 10714278 360 6.95 6.5 01-Nov-06 01-Oct-36 283,500.00 283,265.1876.63 90 01-Oct-06 A ZZ 5 360 02 13-Sep-06 0 0 0 A4AL 55 0.45 M7 Y 655 10714300 480 6.84 6.39 01-Nov-06 01-Oct-36 200,000.00 199,920.1219.69 60 01-Oct-06 A ZZ 5 360 22 01-Sep-06 0 0 0 A4AL 18 0.45 GE Y 677 10714316 480 8.1 7.65 01-Nov-06 01-Oct-36 360,000.00 359,899.2530.18 90 01-Oct-06 A ZZ 5 360 02 11-Sep-06 0 0 0 A4AL 47 0.45 GD Y 605 10714326 480 8.25 7.8 01-Oct-06 01-Sep-36 126,515.00 126,447.903.5 70 01-Oct-06 F ZZ 5 360 22 05-Sep-06 0 0 0 AMAL 34 0.45 G8 N 653 10714342 360 8.19 7.74 01-Nov-06 01-Oct-36 207,000.00 206,866.1546.4 90 01-Oct-06 A ZZ 5 360 22 01-Sep-06 0 0 0 AXAL 28 0.45 55 Y 604 10714350 480 7.99 7.54 01-Nov-06 01-Oct-36 236,800.00 236,731.1644.73 80 01-Oct-06 A ZZ 5 360 02 18-Sep-06 0 0 0 A4AL 40 0.45 GE Y 603 10714358 360 6.04 5.59 01-Oct-06 01-Sep-36 330,300.00 330,300.1662.51 90 01-Oct-06 A ZZ 5 360 02 25-Aug-06 0 0 0 A4AL 25 0.45 M7 Y 775 10714364 360 7.75 7.3 01-Oct-06 01-Sep-36 1,280,000.00 1,278,187.39170.08 80 01-Oct-06 A ZZ 5 360 02 30-Aug-06 0 0 0 A4AL 11 0.45 M7 Y 669 10714410 360 7.45 7 01-Nov-06 01-Oct-36 322,000.00 321,758.2240.46 88 01-Oct-06 A ZZ 5 360 02 31-Aug-06 0 0 0 A4AL 48 0.45 M7 N 661 10714412 480 8.3 7.85 01-Nov-06 01-Oct-36 174,300.00 174,254.1251.34 83 01-Oct-06 A ZZ 5 360 22 30-Aug-06 0 0 0 A4AL 44 0.45 GD Y 600 10714438 360 8.05 7.6 01-Oct-06 01-Sep-36 124,000.00 123,834.914.2 80 01-Oct-06 F ZZ 5 360 02 28-Aug-06 0 0 0 A4AL 32 0.45 42 Y 657 10714444 480 9.5 9.05 01-Nov-06 01-Oct-36 148,500.00 148,472.1202.95 90 01-Oct-06 F ZZ 5 360 22 31-Aug-06 0 0 0 AXAL 37 0.45 G8 N 620 10714446 480 7.99 7.54 01-Nov-06 01-Oct-36 216,000.00 215,937.1500.26 90 01-Oct-06 A ZZ 5 360 02 11-Sep-06 0 0 0 A4AL 43 0.45 GD Y 619 10714454 360 8.45 8 01-Nov-06 01-Oct-36 157,500.00 157,403.1205.47 90 01-Oct-06 A ZZ 5 360 02 21-Sep-06 0 0 0 A4AL 43 0.45 M7 Y 631 10714478 360 7.99 7.54 01-Nov-06 01-Oct-36 135,000.00 134,909.989.65 88 01-Oct-06 A ZZ 5 360 02 12-Sep-06 0 0 0 A4AL 43 0.45 M7 N 625 10714494 360 8.25 7.8 01-Nov-06 01-Oct-36 114,700.00 114,626.861.71 85 01-Oct-06 A ZZ 5 360 02 20-Sep-06 0 0 0 AMAL 37 0.45 55 N 603 10714498 360 6.19 5.74 01-Nov-06 01-Oct-36 476,000.00 476,000.2455.37 84 01-Oct-06 A ZZ 5 360 02 06-Sep-06 0 0 0 A4AL 50 0.45 M7 Y 648 10714508 360 12.65 12.2 01-Dec-06 01-Nov-36 30,400.00 30,40327.99 20 01-Nov-06 F ZZ 5 360 02 26-Sep-06 0 121600 100 A4AL 44 0.45 57 N 606 10714524 360 8.2 7.75 01-Nov-06 01-Oct-36 295,200.00 295,009.2207.38 90 01-Oct-06 A ZZ 5 360 22 05-Sep-06 0 0 0 A4AL 53 0.45 55 N 625 10714526 360 8.35 7.9 01-Nov-06 01-Oct-36 80,000.00 79,95606.65 60 01-Oct-06 F ZZ 5 360 02 08-Sep-06 0 0 0 A5AL 42 0.45 42 N 605 10714528 360 6.49 6.04 01-Nov-06 01-Oct-36 291,000.00 290,736.1837.41 77 01-Oct-06 F ZZ 5 360 02 01-Sep-06 0 0 0 AMAL 43 0.45 42 Y 664 10714532 480 8.85 8.4 01-Nov-06 01-Oct-36 574,750.00 574,621.4367.15 95 01-Oct-06 A ZZ 5 360 02 05-Sep-06 0 0 0 AXAL 16 0.45 GD Y 619 10714538 480 8.115 7.665 01-Nov-06 01-Oct-36 342,000.00 341,905.2407.53 90 01-Oct-06 A ZZ 5 360 22 31-Aug-06 0 0 0 AMAL 44 0.45 G9 Y 601 10714566 240 10.2 9.75 01-Nov-06 01-Oct-26 51,000.00 50,93498.94 20 01-Nov-06 F ZZ 5 240 02 01-Sep-06 0 204000 100 A4AL 40 0.45 57 N 684 10714572 480 8.45 8 01-Nov-06 01-Oct-36 200,000.00 199,949.1458.59 62 01-Oct-06 A ZZ 5 360 02 25-Sep-06 0 0 0 A5AL 23 0.45 GE N 593 10714580 480 7.5 7.05 01-Nov-06 01-Oct-36 180,000.00 179,940.1184.53 80 01-Oct-06 A ZZ 5 360 02 25-Sep-06 0 0 0 A4AL 53 0.45 GD Y 637 10714588 480 6.44 5.99 01-Nov-06 01-Oct-36 150,000.00 149,933.871.79 43 01-Nov-06 A ZZ 5 360 02 31-Aug-06 0 0 0 A5AL 21 0.45 GD Y 651 10714590 360 8.4 7.95 01-Nov-06 01-Oct-36 102,000.00 101,936.777.08 75 01-Oct-06 F ZZ 5 360 22 08-Sep-06 0 0 0 A4AL 43 0.45 42 Y 623 10714614 360 7.975 7.525 01-Nov-06 01-Oct-36 165,000.00 164,888.1207.84 65 01-Oct-06 A ZZ 5 360 22 14-Sep-06 0 0 0 A4AL 35 0.45 M7 N 652 10714626 360 8.625 8.175 01-Nov-06 01-Oct-36 335,350.00 335,152.2608.32 95 01-Oct-06 F ZZ 5 360 02 16-Sep-06 0 0 0 AXAL 18 0.45 42 Y 624 10714628 480 8.7 8.25 01-Nov-06 01-Oct-36 408,300.00 408,204.3055.5 92 01-Oct-06 A ZZ 5 360 22 13-Sep-06 0 0 0 A4AL 21 0.45 GD Y 688 10714634 360 11.4 10.95 01-Nov-06 01-Oct-36 35,000.00 34,98343.94 20 01-Oct-06 F ZZ 5 360 22 14-Sep-06 0 140000 99 A4AL 38 0.45 57 N 676 10714652 360 7.75 7.3 01-Nov-06 01-Oct-36 224,000.00 224,000.1446.67 80 01-Oct-06 A ZZ 5 360 02 30-Aug-06 0 0 0 AMAL 28 0.45 55 N 624 10714654 480 7.49 7.04 01-Nov-06 01-Oct-36 331,200.00 331,090.2177.09 90 01-Oct-06 A ZZ 2 360 02 29-Aug-06 0 0 0 A5AL 35 0.45 GD Y 592 10714662 480 8.19 7.74 01-Nov-06 01-Oct-36 486,000.00 485,868.3448.7 90 01-Oct-06 A ZZ 5 360 22 14-Sep-06 0 0 0 A4AL 42 0.45 GD Y 624 10714666 360 8.75 8.3 01-Dec-06 01-Nov-36 76,500.00 76,50601.83 90 01-Nov-06 A ZZ 5 360 12 27-Sep-06 0 0 0 A4AL 14 0.45 55 Y 655 10714692 360 7.9 7.45 01-Nov-06 01-Oct-36 115,100.00 115,021.836.56 84 01-Oct-06 F ZZ 2 360 02 07-Sep-06 0 0 0 A4AL 28 0.45 42 N 625 10714696 360 9.25 8.8 01-Nov-06 01-Oct-36 595,000.00 594,691.4894.92 85 01-Oct-06 A ZZ 5 360 22 11-Sep-06 0 0 0 A4AL 39 0.45 55 N 608 10714698 480 8.2 7.75 01-Nov-06 01-Oct-36 165,600.00 165,555.1176.37 90 01-Oct-06 A ZZ 5 360 02 06-Sep-06 0 0 0 AXAL 49 0.45 GD Y 607 10714702 360 8.35 7.9 01-Nov-06 01-Oct-36 152,000.00 151,905.1152.63 95 01-Oct-06 A ZZ 5 360 02 01-Sep-06 0 0 0 C AL 47 0.45 M7 Y 643 10714720 360 6.35 5.9 01-Nov-06 01-Oct-36 161,000.00 160,850.1001.8 70 01-Oct-06 A ZZ 5 360 02 06-Sep-06 0 0 0 A4AL 32 0.45 55 Y 681 10714728 360 8.95 8.5 01-Nov-06 01-Oct-36 118,950.00 118,884.952.83 68 01-Oct-06 A ZZ 5 360 22 21-Sep-06 0 0 0 A4AL 40 0.45 55 N 654 10714730 480 7.4 6.95 01-Nov-06 01-Oct-36 228,750.00 228,672.1488.46 75 01-Oct-06 A ZZ 5 360 42 06-Sep-06 0 0 0 A4AL 43 0.45 GE Y 637 10714732 360 10.35 9.9 01-Nov-06 01-Oct-36 32,000.00 31,98289.14 20 01-Nov-06 F ZZ 5 360 02 01-Sep-06 0 128000 100 A5AL 51 0.45 57 N 662 10714744 480 7.49 7.04 01-Nov-06 01-Oct-36 147,050.00 147,001.966.61 85 01-Oct-06 A ZZ 5 360 02 11-Sep-06 0 0 0 A4AL 24 0.45 GE Y 607 10714748 480 7.6 7.15 01-Nov-06 01-Oct-36 149,500.00 149,451.994.89 65 01-Oct-06 A ZZ 5 360 12 22-Sep-06 0 0 0 A4AL 27 0.45 GE Y 651 10714750 360 8.5 8.05 01-Nov-06 01-Oct-36 144,000.00 143,912.1107.24 90 01-Oct-06 A ZZ 5 360 02 21-Sep-06 0 0 0 A5AL 44 0.45 55 Y 604 10714754 360 8.6 8.15 01-Nov-06 01-Oct-36 118,750.00 118,679.921.52 95 01-Oct-06 A ZZ 5 360 22 01-Sep-06 0 0 0 A5AL 48 0.45 55 Y 648 10714762 360 8.15 7.7 01-Nov-06 01-Oct-36 136,800.00 136,710.1018.14 90 01-Oct-06 F ZZ 5 360 22 25-Sep-06 0 0 0 A4AL 30 0.45 42 N 621 10714772 360 8.8 8.35 01-Nov-06 01-Oct-36 141,950.00 141,869.1121.8 85 01-Oct-06 A ZZ 5 360 22 19-Sep-06 0 0 0 A4AL 42 0.45 55 N 680 10714780 360 9 8.55 01-Nov-06 01-Oct-36 163,200.00 163,110.1313.15 85 01-Nov-06 A ZZ 2 360 22 08-Sep-06 0 0 0 A4AL 38 0.45 55 N 704 10714798 480 7.5 7.05 01-Nov-06 01-Oct-36 90,000.00 89,97592.27 90 01-Oct-06 A ZZ 5 360 02 31-Aug-06 0 0 0 A4AL 41 0.45 GD Y 629 10714802 360 8.7 8.25 01-Nov-06 01-Oct-36 239,400.00 239,260.1874.82 90 01-Oct-06 A ZZ 5 360 22 20-Sep-06 0 0 0 AMAL 33 0.45 55 N 608 10714806 360 7.55 7.1 01-Dec-06 01-Nov-36 185,000.00 185,000.1299.89 71 01-Nov-06 F ZZ 5 360 02 28-Sep-06 0 0 0 A4AL 55 0.45 42 Y 655 10714826 360 9.65 9.2 01-Nov-06 01-Oct-36 88,400.00 88,35753.01 85 01-Oct-06 A ZZ 5 360 22 20-Sep-06 0 0 0 A4AL 29 0.45 55 Y 621 10714832 360 8.55 8.1 01-Nov-06 01-Oct-36 137,700.00 137,617.1063.68 85 01-Oct-06 F ZZ 5 360 02 07-Sep-06 0 0 0 A4AL 46 0.45 42 N 604 10714838 360 8.05 7.6 01-Nov-06 01-Oct-36 152,000.00 151,899.1120.63 80 01-Oct-06 A ZZ 5 360 02 19-Sep-06 0 0 0 AMAL 36 0.45 55 N 630 10714848 360 8.6 8.15 01-Nov-06 01-Oct-36 193,500.00 193,385.1501.59 90 01-Oct-06 A ZZ 5 360 02 26-Sep-06 0 0 0 A4AL 27 0.45 55 N 639 10714850 360 7.75 7.3 01-Nov-06 01-Oct-36 225,000.00 224,841.1611.93 73 01-Oct-06 A ZZ 5 360 02 06-Sep-06 0 0 0 A4AL 52 0.45 55 N 630 10714866 360 10.25 9.8 01-Nov-06 01-Oct-36 48,000.00 47,97430.13 20 01-Oct-06 F ZZ 5 360 02 22-Sep-06 0 192000 100 A4AL 30 0.45 57 Y 645 10714920 360 8.1 7.65 01-Nov-06 01-Oct-36 80,000.00 79,94592.6 70 01-Oct-06 F ZZ 5 360 02 07-Sep-06 0 0 0 AXAL 18 0.45 42 Y 622 10714922 480 8.6 8.15 01-Nov-06 01-Oct-36 382,000.00 381,908.2829.52 89 01-Oct-06 A ZZ 5 360 22 19-Sep-06 0 0 0 A4AL 44 0.45 GD N 616 10714934 480 8.15 7.7 01-Nov-06 01-Oct-36 100,000.00 99,97706.6 87 01-Oct-06 A ZZ 5 360 02 15-Sep-06 0 0 0 A5AL 47 0.45 GD Y 622 10714958 360 10.25 9.8 01-Nov-06 01-Oct-36 56,000.00 55,97501.82 20 01-Oct-06 F ZZ 5 360 02 19-Sep-06 0 224000 100 A4AL 40 0.45 57 Y 651 10714962 360 8.1 7.65 01-Nov-06 01-Oct-36 136,000.00 135,910.1007.42 80 01-Nov-06 F ZZ 5 360 02 18-Sep-06 0 0 0 A4AL 44 0.45 42 N 632 10714968 360 8.5 8.05 01-Nov-06 01-Oct-36 297,900.00 297,900.2110.13 92 01-Oct-06 A ZZ 5 360 22 15-Sep-06 0 0 0 A4AL 41 0.45 46 Y 660 10714976 360 7.4 6.95 01-Nov-06 01-Oct-36 140,000.00 139,893.969.34 80 01-Oct-06 A ZZ 5 360 02 19-Sep-06 0 0 0 AMAL 35 0.45 M7 Y 670 10714980 360 7.5 7.05 01-Nov-06 01-Oct-36 502,500.00 502,127.3513.56 75 01-Oct-06 A ZZ 5 360 02 13-Sep-06 0 0 0 A4AL 27 0.45 55 N 595 10714988 480 7.99 7.54 01-Nov-06 01-Oct-36 420,000.00 419,879.2917.16 75 01-Oct-06 A ZZ 5 360 22 15-Sep-06 0 0 0 AXAL 46 0.45 GD Y 593 10715002 360 7.2 6.75 01-Dec-06 01-Nov-36 147,000.00 147,000.997.82 53 01-Nov-06 F ZZ 5 360 02 26-Sep-06 0 0 0 A4AL 47 0.45 42 Y 672 10715008 360 9.35 8.9 01-Nov-06 01-Oct-36 63,750.00 63,71529.09 85 01-Oct-06 A ZZ 5 360 22 15-Sep-06 0 0 0 AXAL 32 0.45 55 N 656 10715016 360 7.6 7.15 01-Nov-06 01-Oct-36 102,000.00 101,925.720.2 85 01-Oct-06 A ZZ 5 360 02 18-Sep-06 0 0 0 A5AL 47 0.45 55 N 660 10715020 360 8.4 7.95 01-Nov-06 01-Oct-36 102,600.00 102,536.781.65 95 01-Oct-06 F ZZ 5 360 02 22-Sep-06 0 0 0 A4AL 37 0.45 42 Y 606 10715022 360 7.85 7.4 01-Nov-06 01-Oct-36 387,000.00 386,732.2799.31 90 01-Oct-06 A ZZ 5 360 22 18-Sep-06 0 0 0 A4AL 48 0.45 55 N 632 10715024 360 6.825 6.375 01-Nov-06 01-Oct-36 350,000.00 350,000.1990.63 61 01-Oct-06 A ZZ 5 360 02 08-Sep-06 0 0 0 A4AL 34 0.45 M7 Y 627 10715026 360 8.29 7.84 01-Nov-06 01-Oct-36 138,795.00 138,707.1046.63 95 01-Oct-06 A ZZ 5 360 02 14-Sep-06 0 0 0 AMAL 40 0.45 46 Y 625 10715032 360 7.8 7.35 01-Nov-06 01-Oct-36 112,500.00 112,421.809.86 90 01-Oct-06 A ZZ 5 360 02 20-Jun-06 0 0 0 AMAL 55 0.45 55 N 624 10715034 360 10.45 10 01-Nov-06 01-Oct-36 42,800.00 42,78389.91 20 01-Oct-06 F ZZ 5 360 02 15-Sep-06 0 171200 100 A4AL 38 0.45 57 N 651 10715040 360 8.15 7.7 01-Nov-06 01-Oct-36 136,000.00 135,911.1012.18 85 01-Oct-06 A ZZ 5 360 22 28-Sep-06 0 0 0 A4AL 27 0.45 55 N 682 10715052 360 8.05 7.6 01-Nov-06 01-Oct-36 81,000.00 80,94597.18 90 01-Nov-06 F ZZ 5 360 02 21-Sep-06 0 0 0 A4AL 26 0.45 42 Y 606 10715070 360 9.25 8.8 01-Nov-06 01-Oct-36 90,100.00 90,05741.24 85 01-Oct-06 A ZZ 5 360 22 28-Sep-06 0 0 0 A4AL 55 0.45 55 Y 647 10715086 360 11.6 11.15 01-Nov-06 01-Oct-36 34,800.00 34,78347.28 20 01-Oct-06 F ZZ 5 360 02 11-Sep-06 0 139200 100 A4AL 43 0.45 57 Y 634 10715090 360 8.15 7.7 01-Nov-06 01-Oct-36 321,300.00 321,090.2391.27 90 01-Oct-06 F ZZ 5 360 02 25-Sep-06 0 0 0 A4AL 38 0.45 42 Y 624 10715092 360 7.99 7.54 01-Nov-06 01-Oct-36 180,000.00 179,878.1319.53 90 01-Oct-06 F ZZ 5 360 02 11-Sep-06 0 0 0 A5AL 38 0.45 42 Y 602 10715098 480 8.7 8.25 01-Nov-06 01-Oct-36 218,500.00 218,448.1635.14 95 01-Oct-06 A T 5 360 22 12-Sep-06 0 0 0 A4AL 29 0.45 G9 Y 673 10715104 360 8.6 8.15 01-Nov-06 01-Oct-36 239,300.00 239,157.1857 84 01-Oct-06 A ZZ 5 360 22 15-Sep-06 0 0 0 A4AL 41 0.45 55 N 606 10715106 360 9.45 9 01-Nov-06 01-Oct-36 225,000.00 224,888.1883.72 90 01-Oct-06 A ZZ 5 360 22 08-Sep-06 0 0 0 AXAL 40 0.45 55 Y 623 10715112 360 6.35 5.9 01-Nov-06 01-Oct-36 123,000.00 122,885.765.35 71 01-Oct-06 A ZZ 5 360 02 22-Sep-06 0 0 0 A4AL 38 0.45 55 Y 625 10715124 360 8.7 8.25 01-Nov-06 01-Oct-36 72,000.00 71,95563.86 80 01-Oct-06 A ZZ 5 360 22 21-Sep-06 0 0 0 AXAL 28 0.45 55 N 654 10715148 360 9.2 8.75 01-Nov-06 01-Oct-36 102,000.00 101,946.835.44 78 01-Oct-06 A ZZ 5 360 22 26-Sep-06 0 0 0 AMAL 31 0.45 55 Y 673 10715152 360 8.25 7.8 01-Nov-06 01-Oct-36 379,100.00 378,858.2848.06 85 01-Oct-06 A ZZ 5 360 02 08-Sep-06 0 0 0 AMAL 26 0.45 55 N 620 10715160 480 7.75 7.3 01-Nov-06 01-Oct-36 216,750.00 216,683.1466.58 85 01-Oct-06 A ZZ 5 360 22 14-Sep-06 0 0 0 A4AL 50 0.45 GD N 696 10715174 480 8.79 8.34 01-Nov-06 01-Oct-36 229,500.00 229,447.1733.27 90 01-Oct-06 A ZZ 5 360 22 07-Sep-06 0 0 0 A4AL 30 0.45 GD N 628 10715210 480 8.2 7.75 01-Nov-06 01-Oct-36 229,500.00 229,437.1630.29 85 01-Nov-06 A ZZ 5 360 22 12-Sep-06 0 0 0 A4AL 24 0.45 GD Y 627 10715238 360 7.85 7.4 01-Dec-06 01-Nov-36 227,000.00 227,000.1641.98 79 01-Nov-06 A ZZ 5 360 22 26-Sep-06 0 0 0 AXAL 30 0.45 55 N 621 10715242 360 6.25 5.8 01-Nov-06 01-Oct-36 550,000.00 550,000.2864.59 72 01-Oct-06 A ZZ 5 360 02 18-Sep-06 0 0 0 A4AL 16 0.45 M7 Y 664 10715278 360 8.25 7.8 01-Nov-06 01-Oct-36 211,500.00 211,500.1454.07 90 01-Oct-06 A ZZ 5 360 02 11-Sep-06 0 0 0 A5AL 44 0.45 M7 Y 604 10715294 360 6.85 6.4 01-Nov-06 01-Oct-36 123,000.00 123,000.702.13 85 01-Oct-06 A ZZ 5 360 02 20-Sep-06 0 0 0 A5AL 26 0.45 M7 Y 670 10715306 360 8.15 7.7 01-Dec-06 01-Nov-36 83,600.00 83,60622.2 95 01-Nov-06 F ZZ 5 360 02 26-Sep-06 0 0 0 A5AL 11 0.45 42 Y 781 10715328 480 8.99 8.54 01-Nov-06 01-Oct-36 218,500.00 218,453.1683.75 95 01-Oct-06 F ZZ 5 360 02 12-Sep-06 0 0 0 AXAL 32 0.45 G8 N 603 10715330 360 7.58 7.13 01-Nov-06 01-Oct-36 244,000.00 244,000.1541.27 80 01-Oct-06 A ZZ 5 360 02 18-Sep-06 0 0 0 A4AL 43 0.45 M7 Y 620 10715350 360 9.55 9.1 01-Dec-06 01-Nov-36 126,000.00 126,000.1064.08 90 01-Nov-06 F ZZ 5 360 22 26-Sep-06 0 0 0 A5AL 49 0.45 42 Y 602 10715362 360 7.8 7.35 01-Nov-06 01-Oct-36 171,000.00 170,880.1230.98 90 01-Oct-06 F ZZ 5 360 02 14-Sep-06 0 0 0 A4AL 46 0.45 42 Y 625 10715374 480 7.85 7.4 01-Nov-06 01-Oct-36 125,500.00 125,462.858.53 62 01-Oct-06 A ZZ 5 360 22 14-Sep-06 0 0 0 A4AL 34 0.45 GE Y 631 10715378 480 7 6.55 01-Nov-06 01-Oct-36 256,000.00 255,902.1590.87 84 01-Oct-06 A ZZ 5 360 02 15-Sep-06 0 0 0 AXAL 36 0.45 GE Y 609 10715388 480 7.5 7.05 01-Nov-06 01-Oct-36 280,000.00 279,907.1842.6 47 01-Oct-06 A ZZ 5 360 02 19-Sep-06 0 0 0 A4AL 45 0.45 GE Y 708 10715432 360 7.65 7.2 01-Nov-06 01-Oct-36 142,200.00 142,200.906.53 90 01-Oct-06 A ZZ 5 360 02 20-Sep-06 0 0 0 AMAL 50 0.45 M7 Y 593 10715434 360 7.49 7.04 01-Nov-06 01-Oct-36 123,382.00 123,290.861.87 85 01-Oct-06 F ZZ 5 360 02 26-Sep-06 0 0 0 AXAL 45 0.45 42 Y 635 10715440 480 9.19 8.74 01-Dec-06 01-Nov-36 333,935.00 333,935.2624.8 95 01-Nov-06 A ZZ 5 360 22 26-Sep-06 0 0 0 A4AL 29 0.45 GD Y 681 10715456 480 8.69 8.24 01-Nov-06 01-Oct-36 162,450.00 162,411.1214.45 95 01-Oct-06 A ZZ 5 360 02 25-Sep-06 0 0 0 A5AL 49 0.45 GD Y 631 10715460 360 6.915 6.465 01-Nov-06 01-Oct-36 101,400.00 101,400.584.32 65 01-Oct-06 A ZZ 5 360 02 14-Sep-06 0 0 0 A5AL 46 0.45 M7 Y 621 10715476 360 11.92 11.47 01-Dec-06 01-Nov-36 56,600.00 56,60578.72 20 01-Nov-06 F ZZ 5 360 02 26-Sep-06 0 226400 100 A4AL 45 0.45 57 N 607 10715500 360 11.4 10.95 01-Nov-06 01-Oct-36 73,000.00 72,97717.35 20 01-Oct-06 F ZZ 5 360 22 25-Sep-06 0 292000 100 A4AL 49 0.45 57 Y 657 10715536 480 7.5 7.05 01-Nov-06 01-Oct-36 134,000.00 133,955.881.82 53 01-Nov-06 A ZZ 5 360 02 18-Sep-06 0 0 0 A4AL 50 0.45 GE Y 624 10715544 360 9.35 8.9 01-Nov-06 01-Oct-36 138,600.00 138,529.1150.29 90 01-Oct-06 F ZZ 5 360 22 21-Sep-06 0 0 0 A4AL 27 0.45 42 N 608 10715554 360 7.85 7.4 01-Nov-06 01-Oct-36 201,600.00 201,460.1458.25 90 01-Oct-06 A ZZ 5 360 22 21-Sep-06 0 0 0 A4AL 33 0.45 M7 Y 635 10715560 480 7.65 7.2 01-Nov-06 01-Oct-36 128,000.00 127,959.856.56 71 01-Oct-06 F ZZ 5 360 02 22-Sep-06 0 0 0 A4AL 40 0.45 G8 N 604 10715566 480 8.59 8.14 01-Dec-06 01-Nov-36 650,000.00 650,000.4809.67 90 01-Nov-06 A ZZ 5 360 22 26-Sep-06 0 0 0 A4AL 45 0.45 GD Y 618 10715568 360 7.99 7.54 01-Nov-06 01-Oct-36 184,000.00 183,876.1348.85 80 01-Nov-06 A ZZ 5 360 22 14-Sep-06 0 0 0 A4AL 24 0.45 55 Y 670 10715578 480 6.54 6.09 01-Nov-06 01-Oct-36 480,250.00 480,042.2825.36 85 01-Oct-06 A ZZ 5 360 02 13-Sep-06 0 0 0 A4AL 38 0.45 GE Y 667 10715586 360 9.7 9.25 01-Nov-06 01-Oct-36 242,100.00 241,985.2071.13 90 01-Oct-06 A ZZ 5 360 22 25-Sep-06 0 0 0 AXAL 31 0.45 55 N 605 10715590 360 10.25 9.8 01-Nov-06 01-Oct-36 42,400.00 42,38379.95 20 01-Nov-06 F ZZ 5 360 02 20-Sep-06 0 169600 100 A4AL 38 0.45 57 N 651 10715622 180 8.55 8.1 01-Nov-06 01-Oct-21 104,500.00 104,212.1032.12 95 01-Oct-06 F ZZ 5 180 42 20-Sep-06 0 0 0 A4AL 38 0.45 45 N 625 10715638 360 8.025 7.575 01-Nov-06 01-Oct-36 256,000.00 255,829.1882.91 90 01-Oct-06 A ZZ 5 360 02 25-Sep-06 0 0 0 A4AL 38 0.45 55 N 628 10715670 480 8.8 8.35 01-Nov-06 01-Oct-36 290,000.00 289,934.2192.4 88 01-Oct-06 A ZZ 5 360 22 22-Sep-06 0 0 0 A4AL 31 0.45 GD N 607 10715690 480 6.3 5.85 01-Nov-06 01-Oct-36 115,000.00 114,946.656.96 49 01-Oct-06 F ZZ 5 360 02 21-Sep-06 0 0 0 A4AL 44 0.45 G8 Y 688 10715694 180 7.2 6.75 01-Dec-06 01-Nov-21 152,100.00 152,100.1384.19 65 01-Nov-06 F ZZ 5 180 02 27-Sep-06 0 0 0 A4AL 46 0.45 45 Y 602 10715696 480 8.55 8.1 01-Nov-06 01-Oct-36 216,600.00 216,547.1596.13 95 01-Oct-06 F ZZ 5 360 02 20-Sep-06 0 0 0 A4AL 48 0.45 G8 N 619 10715704 360 7.44 6.99 01-Nov-06 01-Oct-36 164,250.00 164,126.1141.72 90 01-Oct-06 A ZZ 5 360 02 19-Sep-06 0 0 0 A5AL 22 0.45 M7 Y 642 10715720 360 7.45 7 01-Nov-06 01-Oct-36 468,000.00 468,000.2905.5 90 01-Oct-06 A ZZ 5 360 12 25-Sep-06 0 0 0 A4AL 34 0.45 M7 Y 633 10715766 480 7.7 7.25 01-Nov-06 01-Oct-36 285,000.00 284,910.1917.77 64 01-Oct-06 A ZZ 5 360 22 25-Sep-06 0 0 0 A4AL 41 0.45 GD Y 593 10715784 360 8.15 7.7 01-Dec-06 01-Nov-36 135,000.00 135,000.1004.74 75 01-Nov-06 A ZZ 5 360 02 27-Sep-06 0 0 0 AXAL 39 0.45 M7 Y 651 10715804 360 8.2 7.75 01-Nov-06 01-Oct-36 157,500.00 157,398.1177.72 90 01-Oct-06 F ZZ 5 360 02 22-Sep-06 0 0 0 A4AL 44 0.45 42 Y 621 10715816 360 11.5 11.05 01-Nov-06 01-Oct-36 44,400.00 44,38439.69 20 01-Oct-06 F ZZ 5 360 22 22-Sep-06 0 177600 100 A4AL 49 0.45 57 N 642 10715840 480 8.99 8.54 01-Nov-06 01-Oct-36 134,900.00 134,871.1039.53 95 01-Oct-06 A ZZ 5 360 02 22-Sep-06 0 0 0 A4AL 33 0.45 GD N 620 10715850 360 11.5 11.05 01-Nov-06 01-Oct-36 23,200.00 23,19229.75 20 01-Oct-06 F ZZ 5 360 22 27-Sep-06 0 92800 100 A4AL 15 0.45 57 N 679 10715866 480 8.85 8.4 01-Nov-06 01-Oct-36 272,000.00 271,939.2066.75 85 01-Oct-06 A ZZ 5 360 22 22-Sep-06 0 0 0 A4AL 29 0.45 GD N 607 10715874 360 9.2 8.75 01-Dec-06 01-Nov-36 130,000.00 130,000.1064.78 87 01-Nov-06 A ZZ 5 360 22 26-Sep-06 0 0 0 A5AL 50 0.45 55 N 640 10715876 360 10.25 9.8 01-Nov-06 01-Oct-36 61,400.00 61,37550.21 20 01-Oct-06 F ZZ 5 360 02 25-Sep-06 0 245600 100 A4AL 42 0.45 57 N 651 10715884 360 8.65 8.2 01-Dec-06 01-Nov-36 148,500.00 148,500.1157.67 90 01-Nov-06 A ZZ 5 360 22 27-Sep-06 0 0 0 AXAL 51 0.45 55 N 676 10715894 360 11.6 11.15 01-Nov-06 01-Oct-36 55,000.00 54,98548.87 20 01-Oct-06 F ZZ 5 360 02 25-Sep-06 0 220000 100 A4AL 39 0.45 57 N 620 10715936 360 7.95 7.5 01-Nov-06 01-Oct-36 177,650.00 177,650.1176.94 95 01-Oct-06 A ZZ 5 360 02 25-Sep-06 0 0 0 A4AL 42 0.45 55 Y 608 10715940 360 8.5 8.05 01-Nov-06 01-Oct-36 199,500.00 199,379.1533.99 95 01-Oct-06 A ZZ 5 360 12 15-Sep-06 0 0 0 A4AL 44 0.45 55 Y 645 10715946 360 8.5 8.05 01-Dec-06 01-Nov-36 265,000.00 265,000.2037.63 75 01-Nov-06 A ZZ 5 360 22 28-Sep-06 0 0 0 A4AL 32 0.45 55 N 666 10715956 360 9.4 8.95 01-Nov-06 01-Oct-36 57,600.00 57,57480.14 80 01-Oct-06 A ZZ 5 360 22 28-Sep-06 0 0 0 A5AL 33 0.45 M7 N 705 10715958 480 8.85 8.4 01-Nov-06 01-Oct-36 200,000.00 199,955.1519.67 85 01-Oct-06 A ZZ 5 360 22 22-Sep-06 0 0 0 A4AL 43 0.45 GD N 603 10715962 360 7.95 7.5 01-Nov-06 01-Oct-36 182,000.00 181,876.1329.12 79 01-Oct-06 F ZZ 5 360 02 25-Sep-06 0 0 0 A4AL 52 0.45 42 N 625 10715966 480 8.99 8.54 01-Nov-06 01-Oct-36 333,000.00 332,928.2566.08 90 01-Oct-06 A ZZ 5 360 22 22-Sep-06 0 0 0 AXAL 35 0.45 GD N 621 10715972 360 6.75 6.3 01-Nov-06 01-Oct-36 210,500.00 210,318.1365.3 69 01-Nov-06 A ZZ 5 360 02 25-Sep-06 0 0 0 A4AL 51 0.45 55 Y 621 10715998 360 8 7.55 01-Nov-06 01-Oct-36 198,000.00 197,867.1452.86 90 01-Oct-06 F ZZ 5 360 02 21-Sep-06 0 0 0 A4AL 2 0.45 42 Y 603 10716010 480 8.65 8.2 01-Nov-06 01-Oct-36 151,200.00 151,164.1125.73 90 01-Oct-06 F ZZ 5 360 02 29-Sep-06 0 0 0 AMAL 27 0.45 G8 Y 607 10716022 360 8.5 8.05 01-Dec-06 01-Nov-36 120,000.00 120,000.850 90 01-Nov-06 A ZZ 5 360 02 26-Sep-06 0 0 0 A5AL 35 0.45 55 Y 593 10716026 360 10.35 9.9 01-Nov-06 01-Oct-36 66,000.00 65,97596.34 20 01-Oct-06 F ZZ 5 360 02 27-Sep-06 0 264000 100 A4AL 54 0.45 57 N 663 10716028 480 8.25 7.8 01-Nov-06 01-Oct-36 215,000.00 214,942.1535.4 81 01-Oct-06 A ZZ 5 360 22 22-Sep-06 0 0 0 A4AL 52 0.45 G9 Y 654 10716042 480 9.25 8.8 01-Nov-06 01-Oct-36 255,000.00 254,949.2016.19 85 01-Oct-06 A ZZ 5 360 22 27-Sep-06 0 0 0 A4AL 48 0.45 GD N 681 10716066 360 7.85 7.4 01-Dec-06 01-Nov-36 220,000.00 220,000.1591.34 90 01-Nov-06 A ZZ 5 360 22 26-Sep-06 0 0 0 A4AL 37 0.45 55 N 655 10716072 360 10.4 9.95 01-Nov-06 01-Oct-36 42,000.00 41,98381.06 20 01-Oct-06 F ZZ 5 360 02 21-Sep-06 0 168000 100 A4AL 35 0.45 57 N 640 10716080 360 8.55 8.1 01-Nov-06 01-Oct-36 134,100.00 134,019.1035.87 90 01-Oct-06 F ZZ 5 360 02 22-Sep-06 0 0 0 A4AL 49 0.45 42 N 623 10716092 360 8.75 8.3 01-Nov-06 01-Oct-36 182,750.00 182,644.1437.7 85 01-Oct-06 A ZZ 5 360 22 22-Sep-06 0 0 0 A4AL 48 0.45 55 N 605 10716096 480 7.85 7.4 01-Nov-06 01-Oct-36 170,000.00 169,949.1162.94 80 01-Oct-06 A ZZ 5 360 22 28-Sep-06 0 0 0 A4AL 36 0.45 GD N 622 10716106 360 8.45 8 01-Nov-06 01-Oct-36 408,000.00 407,750.3122.73 85 01-Oct-06 A T 5 360 22 25-Sep-06 0 0 0 AXAL 34 0.45 M7 N 646 10716112 360 6.4 5.95 01-Nov-06 01-Oct-36 400,000.00 400,000.2133.34 52 01-Oct-06 A ZZ 5 360 02 21-Sep-06 0 0 0 A4AL 48 0.45 M7 Y 743 10716114 360 7.29 6.84 01-Nov-06 01-Oct-36 405,000.00 404,686.2773.82 90 01-Oct-06 A ZZ 5 360 22 25-Sep-06 0 0 0 A4AL 49 0.45 55 Y 632 10716124 360 10.99 10.54 01-Nov-06 01-Oct-36 84,000.00 83,96799.32 20 01-Oct-06 F ZZ 5 360 22 21-Sep-06 0 336000 100 A4AL 50 0.45 57 Y 728 10716126 360 11.55 11.1 01-Nov-06 01-Oct-36 38,000.00 37,98377.77 20 01-Oct-06 F ZZ 5 360 22 25-Sep-06 0 152000 100 A4AL 44 0.45 57 N 640 10716134 480 8.8 8.35 01-Nov-06 01-Oct-36 139,650.00 139,618.1055.76 95 01-Oct-06 F ZZ 5 360 42 29-Sep-06 0 0 0 A4AL 50 0.45 G8 Y 678 10716156 360 8.99 8.54 01-Dec-06 01-Nov-36 146,700.00 146,700.1179.33 90 01-Nov-06 F ZZ 2 360 02 27-Sep-06 0 0 0 AMAL 52 0.45 42 Y 604 10716162 480 9.6 9.15 01-Nov-06 01-Oct-36 180,000.00 179,967.1472.13 90 01-Oct-06 A ZZ 5 360 22 25-Sep-06 0 0 0 A4AL 27 0.45 GD N 602 10716166 480 8.5 8.05 01-Nov-06 01-Oct-36 266,000.00 265,934.1950.04 92 01-Oct-06 A ZZ 5 360 02 22-Sep-06 0 0 0 A4AL 41 0.45 GD N 619 10716168 360 6.49 6.04 01-Dec-06 01-Nov-36 441,000.00 441,000.2784.53 70 01-Nov-06 F ZZ 5 360 02 27-Sep-06 0 0 0 A5AL 15 0.45 42 Y 677 10716186 360 7.25 6.8 01-Dec-06 01-Nov-36 187,000.00 187,000.1129.8 80 01-Nov-06 A ZZ 5 360 02 27-Sep-06 0 0 0 A5AL 28 0.45 55 Y 632 10716206 360 12.75 12.3 01-Dec-06 01-Nov-36 31,700.00 31,70344.49 20 01-Nov-06 F ZZ 5 360 02 27-Sep-06 0 126800 100 A4AL 43 0.45 57 N 604 10716224 480 6.95 6.5 01-Nov-06 01-Oct-36 269,000.00 268,896.1661.89 70 01-Oct-06 A ZZ 5 360 02 27-Sep-06 0 0 0 A4AL 51 0.45 GE Y 643 10716270 360 10.35 9.9 01-Nov-06 01-Oct-36 35,000.00 34,98316.25 20 01-Oct-06 F ZZ 5 360 02 25-Sep-06 0 140000 100 AXAL 24 0.45 57 N 656 10716300 360 11.35 10.9 01-Dec-06 01-Nov-36 86,000.00 86,00841.83 20 01-Nov-06 F ZZ 5 360 22 27-Sep-06 0 344000 100 A4AL 41 0.45 57 N 694 10716304 360 8.1 7.65 01-Dec-06 01-Nov-36 244,000.00 244,000.1807.43 80 01-Nov-06 A ZZ 5 360 22 26-Sep-06 0 0 0 A4AL 30 0.45 55 N 660 10716314 360 11.6 11.15 01-Nov-06 01-Oct-36 50,500.00 50,48503.96 20 01-Oct-06 F ZZ 5 360 02 25-Sep-06 0 212000 100 A4AL 27 0.45 57 N 632 10716316 480 6.85 6.4 01-Nov-06 01-Oct-36 484,000.00 483,807.2955.15 72 01-Oct-06 A ZZ 5 360 02 25-Sep-06 0 0 0 A4AL 13 0.45 GE Y 633 10716326 480 8.9 8.45 01-Dec-06 01-Nov-36 321,300.00 321,300.2453.68 90 01-Nov-06 A ZZ 5 360 22 26-Sep-06 0 0 0 A4AL 49 0.45 GD N 601 10716332 360 8.2 7.75 01-Dec-06 01-Nov-36 132,600.00 132,600.991.53 85 01-Nov-06 A ZZ 5 360 22 03-Oct-06 0 0 0 A4AL 27 0.45 46 Y 706 10716336 360 7.4 6.95 01-Dec-06 01-Nov-36 133,000.00 133,000.920.87 54 01-Nov-06 F ZZ 5 360 02 27-Sep-06 0 0 0 A5AL 31 0.45 42 Y 643 10716364 360 6.675 6.225 01-Nov-06 01-Oct-36 569,500.00 569,500.3167.85 72 01-Oct-06 A ZZ 5 360 02 26-Sep-06 0 0 0 A5AL 18 0.45 M7 Y 697 10716366 480 7.8 7.35 01-Nov-06 01-Oct-36 80,000.00 79,97544.28 75 01-Oct-06 A ZZ 5 360 02 28-Sep-06 0 0 0 A4AL 52 0.45 G9 Y 683 10716376 360 8.99 8.54 01-Nov-06 01-Oct-36 146,400.00 146,319.1176.92 80 01-Oct-06 A ZZ 5 360 22 29-Sep-06 0 0 0 A4AL 33 0.45 55 N 650 10716386 360 6.9 6.45 01-Nov-06 01-Oct-36 136,000.00 135,886.895.7 85 01-Nov-06 F ZZ 5 360 02 25-Sep-06 0 0 0 A4AL 48 0.45 42 Y 724 10716404 480 8.8 8.35 01-Dec-06 01-Nov-36 181,800.00 181,800.1374.41 90 01-Nov-06 A ZZ 5 360 22 26-Sep-06 0 0 0 A4AL 33 0.45 GD Y 604 10716434 480 7.7 7.25 01-Nov-06 01-Oct-36 450,500.00 450,359.3031.41 89 01-Oct-06 A ZZ 5 360 22 25-Sep-06 0 0 0 A5AL 13 0.45 GD N 631 10716440 360 6.44 5.99 01-Nov-06 01-Oct-36 195,000.00 194,821.1224.85 74 01-Oct-06 F ZZ 5 360 02 26-Sep-06 0 0 0 A4AL 52 0.45 42 Y 668 10716444 480 8.15 7.7 01-Dec-06 01-Nov-36 330,000.00 330,000.2331.76 63 01-Nov-06 A ZZ 5 360 22 26-Sep-06 0 0 0 A4AL 29 0.45 GD Y 622 10716450 480 7.95 7.5 01-Dec-06 01-Nov-36 232,750.00 232,750.1609.62 95 01-Nov-06 A ZZ 5 360 02 26-Sep-06 0 0 0 A4AL 29 0.45 GE Y 619 10716458 360 11.4 10.95 01-Nov-06 01-Oct-36 91,000.00 90,97894.23 20 01-Oct-06 F ZZ 5 360 22 25-Sep-06 0 364000 100 A4AL 28 0.45 57 Y 642 10716460 360 7.99 7.54 01-Nov-06 01-Oct-36 331,550.00 331,327.2430.49 95 01-Oct-06 F ZZ 5 360 12 25-Sep-06 0 0 0 A4AL 51 0.45 42 N 634 10716466 360 8.6 8.15 01-Dec-06 01-Nov-36 304,000.00 304,000.2359.08 95 01-Nov-06 F ZZ 5 360 02 26-Sep-06 0 0 0 A4AL 33 0.45 42 N 669 10716476 480 7.29 6.84 01-Dec-06 01-Nov-36 382,500.00 382,500.2457.97 83 01-Nov-06 A ZZ 5 360 22 28-Sep-06 0 0 0 A4AL 42 0.45 GE Y 717 10716488 360 6.79 6.34 01-Dec-06 01-Nov-36 286,000.00 286,000.1862.61 59 01-Nov-06 F ZZ 5 360 02 27-Sep-06 0 0 0 AXAL 30 0.45 42 Y 652 10716494 480 9.15 8.7 01-Nov-06 01-Oct-36 208,250.00 208,207.1630.45 85 01-Oct-06 A ZZ 5 360 22 02-Oct-06 0 0 0 AMAL 45 0.45 55 Y 650 10716500 360 8.59 8.14 01-Nov-06 01-Oct-36 123,500.00 123,426.957.5 95 01-Oct-06 A T 5 360 22 25-Sep-06 0 0 0 A4AL 37 0.45 55 Y 700 10716504 480 7.35 6.9 01-Nov-06 01-Oct-36 119,000.00 118,958.769.95 85 01-Oct-06 A ZZ 5 360 02 27-Sep-06 0 0 0 AXAL 48 0.45 GD Y 605 10716552 360 6.99 6.54 01-Nov-06 01-Oct-36 142,375.00 142,258.946.27 85 01-Oct-06 A ZZ 5 360 02 27-Sep-06 0 0 0 A4AL 52 0.45 55 Y 620 10716554 480 8.35 7.9 01-Dec-06 01-Nov-36 220,000.00 220,000.1587.76 80 01-Nov-06 A ZZ 5 360 22 27-Sep-06 0 0 0 C AL 31 0.45 GD N 619 10716634 360 8.8 8.35 01-Dec-06 01-Nov-36 75,000.00 75,00592.71 60 01-Nov-06 A ZZ 5 360 02 02-Oct-06 0 0 0 A4AL 40 0.45 55 Y 642 10716640 360 6.3 5.85 01-Jul-06 01-Jun-36 255,500.00 254,276.1581.48 59 01-Oct-06 A ZZ 2 360 02 17-May-06 0 0 0 A5AL 34 0.45 55 Y 675 10716650 360 8.7 8.25 01-Aug-06 01-Jul-36 335,000.00 334,212.2623.5 89 01-Oct-06 A ZZ 5 360 22 08-Jun-06 0 0 0 A4AL 5 0.45 55 N 626 10716656 480 7.19 6.74 01-Aug-06 01-Jul-36 495,000.00 494,278.3144.64 90 01-Oct-06 A ZZ 5 360 02 12-Jun-06 0 0 0 A4AL 24 0.45 GD Y 604 10716664 360 11.35 10.9 01-Aug-06 01-Jul-36 27,200.00 27,16266.26 20 01-Oct-06 F ZZ 5 360 02 16-Jun-06 0 108800 100 A4AL 27 0.45 57 N 632 10716676 360 10.3 9.85 01-Oct-06 01-Sep-36 42,000.00 41,96377.93 20 01-Oct-06 F ZZ 5 360 02 14-Aug-06 0 168000 100 A4AL 45 0.45 57 N 638 10716686 360 10.25 9.8 01-Sep-06 01-Aug-36 29,000.00 28,96259.87 20 01-Oct-06 F ZZ 5 360 02 14-Jul-06 0 116000 100 A4AL 47 0.45 57 N 664 10777781 480 8.95 8.5 01-Aug-06 01-Jul-36 139,920.00 139,797.1073.91 80 01-Sep-06 A ZZ 1 360 22 13-Jun-06 0 0 0 A5AL 50 0.45 GD N 649 11059759 360 6.99 6.54 01-Dec-06 01-Nov-36 136,000.00 136,000.903.9 62 01-Nov-06 A ZZ 5 360 02 04-Oct-06 0 0 0 A4AL 22 0.45 55 Y 648 11059763 360 6.6 6.15 01-Dec-06 01-Nov-36 151,550.00 151,550.967.89 73 01-Nov-06 F ZZ 2 360 02 05-Oct-06 0 0 0 A4AL 16 0.45 42 N 687 11059767 360 7.95 7.5 01-Dec-06 01-Nov-36 55,000.00 55,00401.66 79 01-Nov-06 A ZZ 5 360 02 02-Oct-06 0 0 0 A4AL 40 0.45 55 Y 664 11059771 360 6.49 6.04 01-Nov-06 01-Oct-36 149,500.00 149,364.943.96 84 01-Oct-06 A ZZ 2 360 02 29-Sep-06 0 0 0 A4AL 21 0.45 M7 Y 672 11059779 360 7.325 6.875 01-Dec-06 01-Nov-36 132,600.00 132,600.911.33 85 01-Nov-06 A ZZ 5 360 02 04-Oct-06 0 0 0 AXAL 17 0.45 55 Y 642 11059785 360 7.825 7.375 01-Dec-06 01-Nov-36 108,000.00 108,000.779.34 90 01-Nov-06 F ZZ 5 360 02 02-Oct-06 0 0 0 A4AL 30 0.45 42 Y 662 11059799 360 7.375 6.925 01-Dec-06 01-Nov-36 95,900.00 95,90662.36 75 01-Nov-06 F ZZ 5 360 02 04-Oct-06 0 0 0 A4AL 37 0.45 42 Y 652 11059801 360 8.15 7.7 01-Dec-06 01-Nov-36 117,000.00 117,000.870.78 88 01-Nov-06 A ZZ 5 360 02 04-Oct-06 0 0 0 A4AL 35 0.45 55 N 656 11059803 360 7.6 7.15 01-Dec-06 01-Nov-36 147,000.00 147,000.1037.93 85 01-Nov-06 F ZZ 5 360 02 06-Oct-06 0 0 0 A4AL 50 0.45 42 N 654 11059805 360 7.25 6.8 01-Dec-06 01-Nov-36 200,000.00 200,000.1364.36 80 01-Nov-06 F ZZ 5 360 02 04-Oct-06 0 0 0 A5AL 52 0.45 42 N 645 11059809 240 7.9 7.45 01-Dec-06 01-Nov-26 195,500.00 195,500.1623.1 80 01-Nov-06 F ZZ 5 240 12 02-Oct-06 0 0 0 A4AL 14 0.45 42 Y 661 11059811 360 7.125 6.675 01-Dec-06 01-Nov-36 331,500.00 331,500.2233.38 85 01-Nov-06 F ZZ 5 360 02 02-Oct-06 0 0 0 A4AL 48 0.45 42 Y 653 11059813 360 7.35 6.9 01-Dec-06 01-Nov-36 136,000.00 136,000.937.01 80 01-Nov-06 A ZZ 5 360 02 04-Oct-06 0 0 0 A4AL 27 0.45 M7 N 738 11059817 360 6.05 5.6 01-Dec-06 01-Nov-36 167,700.00 167,700.1010.85 78 01-Nov-06 A ZZ 5 360 02 05-Oct-06 0 0 0 A4AL 50 0.45 M7 Y 646 11059819 360 7.25 6.8 01-Dec-06 01-Nov-36 104,000.00 104,000.709.47 87 01-Nov-06 F ZZ 5 360 02 29-Sep-06 0 0 0 A4AL 44 0.45 42 N 648 11059821 360 8.05 7.6 01-Dec-06 01-Nov-36 170,000.00 170,000.1253.34 78 01-Nov-06 F ZZ 5 360 02 29-Sep-06 0 0 0 A4AL 38 0.45 42 N 663 11059831 360 6.99 6.54 01-Dec-06 01-Nov-36 88,000.00 88,00584.88 80 01-Nov-06 F ZZ 5 360 02 05-Oct-06 0 0 0 A4AL 29 0.45 42 N 685 11059845 360 7.8 7.35 01-Dec-06 01-Nov-36 119,000.00 119,000.856.65 70 01-Nov-06 F ZZ 5 360 02 05-Oct-06 0 0 0 A4AL 46 0.45 42 Y 647 11059847 360 8.25 7.8 01-Dec-06 01-Nov-36 94,500.00 94,50709.95 90 01-Nov-06 F ZZ 5 360 02 10-Oct-06 0 0 0 A5AL 45 0.45 42 Y 649 406,933,730.00 406,572,807.15 CONTINUED... Loan_Number Prop_Type Prop_State Prop_Zip Number_of_Units Prop_Value Occ_Code Balloon_Indic Prepayment_Penalty_Term_Mth Appraisal_Typ Initial_Interest_Rate Adjust_Index Gross_Margin Net_Margin First_Interest_Change_Date Next_Interest_Change_Date Next_Payment_Change_Date Interest_Frequency_Change Note_PI_ Amount Note_Rnd_Method Note_Rnd_Type Note Round Factor Interest_Periodic_Cap_Increase Interest_Note_Life_Cap_Increase First_Rate_Note_Ceiling First_Rate_Note_Floor 9754538 05 MA 01854-0000 2 260000 O N 0 01 7 E 5.6 5.1 01-May-07 01-May-07 01-Jun-07 6 1377.18 N S 0.125 1 6 10 7 10326740 05 MI 48134-0000 1 320000 O N 24 01 10.5 E 7.83 7.33 01-Feb-08 01-Feb-08 01-Mar-08 6 2780.81 N S 0.125 1 6 13.5 10.5 10516822 05 MI 48227-0000 1 65000 O N 24 01 10.4 E 7.41 6.96 01-Apr-08 01-Apr-08 01-May-08 6 530.76 N S 0.125 1 6 13.4 10.4 10560322 05 TN 38008-0000 1 123000 O N 24 01 7.75 E 5.92 5.47 01-Aug-08 01-Aug-08 01-Sep-08 6 704.95 N S 0.125 1 6 10.75 7.75 10635624 05 CA 93308-0000 1 350000 O Y 0 01 8.44 E 6.61 6.16 01-Aug-09 01-Aug-09 01-Sep-09 6 2039.9 N S 0.125 1 6 11.44 8.44 10635634 05 PA 17019-0000 1 440000 O Y 24 01 8.45 E 6.62 6.17 01-Jul-08 01-Jul-08 01-Aug-08 6 3208.89 N S 0.125 1 6 11.45 8.45 10635636 05 MD 20722-0000 1 400000 O N 0 01 11.35 0 0 0 783.1 0 0 0 0 0 10635640 05 PA 18519-0000 2 153700 O N 36 01 8.95 0 0 0 1108.07 0 0 0 0 0 10635644 05 GA 30310-0000 1 230000 O N 0 01 11.3 0 0 0 448.53 0 0 0 0 0 10635650 05 NC 27105-0000 1 113000 O Y 0 01 10.15 E 7.6 7.15 09/01/2008 09/01/2008 10/01/2008 6 875.58 N S 0.125 1 6 13.15 10.15 10635652 05 KS 66106-0000 1 122000 O N 0 01 9.75 E 7.92 7.47 08/01/2008 08/01/2008 09/01/2008 6 943.36 N S 0.125 1 6 12.75 9.75 10635654 05 NY 14075-0000 1 145000 O N 0 01 7.75 E 5.29 4.84 09/01/2008 09/01/2008 10/01/2008 6 831.04 N S 0.125 1 6 10.75 7.75 10635656 01 IL 60173-0000 1 175000 O N 0 01 7.95 E 4.95 4.5 09/01/2008 09/01/2008 10/01/2008 6 1022.4 N S 0.125 1 6 10.95 7.95 10635666 05 IL 60098-0000 1 150000 O N 0 01 7.85 0 0 0 868.01 0 0 0 0 0 10635672 05 TX 77379-0000 1 190000 O N 0 01 9.99 0 0 0 333.2 0 0 0 0 0 10635676 05 NC 27401-0000 1 139000 O Y 0 01 10.9 0 0 0 1215.3 0 0 0 0 0 10635680 05 CA 92801-0000 1 640000 O N 24 01 11.25 0 0 0 1243.22 0 0 0 0 0 10635682 05 OH 43227-0000 1 105000 O Y 36 01 8.75 9 6.92 6.47 08/01/2009 08/01/2009 09/01/2009 6 671.32 N S 0.125 1 6 11.75 8.75 10635686 05 NY 12308-0000 2 115000 N N 0 01 9.5 E 6.95 6.5 09/01/2009 09/01/2009 10/01/2009 6 821.94 N S 0.125 1 6 12.5 9.5 10635688 05 VA 23837-0000 1 164000 O N 24 01 9.7 E 7.24 6.79 09/01/2008 09/01/2008 10/01/2008 6 1262.7 N S 0.125 1 6 12.7 9.7 10635692 05 TX 75040-0000 1 134400 O N 0 01 9.99 0 0 0 235.7 0 0 0 0 0 10635694 05 AL 35180-0000 1 150000 O N 36 01 7.9 0 0 0 908.51 0 0 0 0 0 10635700 05 NJ 08861-0000 1 300000 O N 0 01 8.1 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 1333.35 N S 0.125 1 6 11.1 8.1 10635714 05 NY 14127-0000 1 245000 O N 0 01 8.65 E 6.1 5.65 09/01/2008 09/01/2008 10/01/2008 6 1578.63 N S 0.125 1 6 11.65 8.65 10635720 05 MD 20747-0000 1 227500 O N 0 01 10.35 0 0 0 411.12 0 0 0 0 0 10635724 05 VA 23669-0000 1 195000 O N 36 01 8.9 E 7.07 6.62 08/01/2009 08/01/2009 09/01/2009 6 1399.51 N S 0.125 1 6 11.9 8.9 10635728 05 CA 91505-0000 4 830000 N Y 24 01 7.14 E 4.59 4.14 09/01/2008 09/01/2008 10/01/2008 6 3145.5 N S 0.125 1 6 10.14 7.14 10635730 05 WI 53154-0000 1 213500 O Y 36 01 9.6 0 0 0 1746.11 0 0 0 0 0 10635734 01 AZ 85260-0000 1 247000 O N 24 01 9.9 0 0 0 429.88 0 0 0 0 0 10635738 05 NC 28607-0000 1 206000 N N 24 01 8.3 E 5.8 5.35 09/01/2008 09/01/2008 10/01/2008 6 1321.63 N S 0.125 1 6 11.3 8.3 10635740 05 MD 20744-0000 1 390000 O N 0 01 7.5 E 5 4.55 09/01/2008 09/01/2008 10/01/2008 6 1950 N S 0.125 1 6 10.5 7.5 10635742 05 MA 01970-0000 2 475000 O N 0 01 11.85 0 0 0 966.23 0 0 0 0 0 10635750 05 PA 17315-0000 1 205600 O Y 24 01 9.75 E 7.25 6.8 09/01/2008 09/01/2008 10/01/2008 6 1620.3 N S 0.125 1 6 12.75 9.75 10635752 05 CA 92530-0000 1 320000 O N 24 01 11.5 0 0 0 633.79 0 0 0 0 0 10635766 05 ME 03901-0000 1 370000 O N 36 01 7.99 0 0 0 2441.12 0 0 0 0 0 10635768 07 IL 62025-0000 1 155900 O N 0 01 11.5 0 0 0 308.78 0 0 0 0 0 10635772 07 MD 21085-0000 1 178000 O N 0 01 8.1 0 0 0 961.2 0 0 0 0 0 10635778 05 OH 43140-0000 1 98000 O Y 36 01 9.3 E 6.75 6.3 08/01/2009 08/01/2009 09/01/2009 6 778.65 N S 0.125 1 6 12.3 9.3 10635780 07 MD 21220-0000 1 190000 O N 0 01 7.8 E 5.78 5.33 07/01/2008 07/01/2008 08/01/2008 6 988 N S 0.125 1 6 10.8 7.8 10635784 07 MD 20783-0000 1 350000 O N 0 01 11.45 0 0 0 690.54 0 0 0 0 0 10635788 05 IL 60609-0000 2 350000 O N 0 01 11.8 0 0 0 709.28 0 0 0 0 0 10635792 05 OK 73114-0000 1 127100 O N 24 01 9.4 9 6.79 6.34 08/01/2008 08/01/2008 09/01/2008 6 900.55 N S 0.125 1 6 12.4 9.4 10635794 05 IN 46902-0000 1 80000 O N 36 01 9.1 0 0 0 649.47 0 0 0 0 0 10635798 05 TN 37664-0000 1 108000 O N 36 01 9.2 0 0 0 840.36 0 0 0 0 0 10635804 05 TX 78410-0000 1 79990 O N 24 01 9.1 E 6.64 6.19 09/01/2008 09/01/2008 10/01/2008 6 487.02 N S 0.125 1 6 12.1 9.1 10635810 05 NY 12202-0000 1 85900 O N 12 01 11.28 0 0 0 836.28 0 0 0 0 0 10635814 05 MI 48906-0000 1 175000 O N 36 01 9.55 E 5.8 5.35 09/01/2009 09/01/2009 10/01/2009 6 1034.52 N S 0.125 1 6 12.55 9.55 10635818 05 WA 98118-0000 1 348900 O N 36 01 7.95 0 0 0 2038.37 0 0 0 0 0 10635820 05 WA 98118-0000 1 348900 O N 0 01 11.25 0 0 0 556.88 0 0 0 0 0 10635824 05 NM 87047-0000 1 170000 O N 0 01 9.8 E 6.7 6.25 09/01/2008 09/01/2008 10/01/2008 6 1393.47 N S 0.125 1 6 12.8 9.8 10635828 05 NY 14623-0000 1 115000 O N 12 01 8.75 0 0 0 904.71 0 0 0 0 0 10635830 09 MD 20721-0000 1 355000 O N 0 01 7.35 E 4.89 4.44 09/01/2008 09/01/2008 10/01/2008 6 1870.56 N S 0.125 1 6 10.35 7.35 10635834 05 OH 44203-0000 1 121000 O N 24 01 8.1 E 5.55 5.1 09/01/2008 09/01/2008 10/01/2008 6 806.68 N S 0.125 1 6 11.1 8.1 10635836 05 VA 23837-0000 1 89000 N N 36 01 9.9 0 0 0 619.58 0 0 0 0 0 10635848 03 TX 76248-0000 1 150000 O N 36 01 10.9 0 0 0 1417.17 0 0 0 0 0 10635852 05 MO 64128-0000 1 63000 O N 24 01 10.45 E 7.55 7.1 09/01/2008 09/01/2008 10/01/2008 6 459.15 N S 0.125 1 6 13.45 10.45 10635858 07 NC 27520-0000 1 103500 O N 0 01 11.1 0 0 0 198.7 0 0 0 0 0 10635862 05 SD 57785-0000 1 110000 O N 24 01 9.85 E 7.3 6.85 09/01/2008 09/01/2008 10/01/2008 6 905.51 N S 0.125 1 6 12.85 9.85 10635864 05 AZ 85222-0000 1 153900 O N 24 01 6.65 E 4.63 4.18 07/01/2008 07/01/2008 08/01/2008 6 682.29 N S 0.125 1 6 9.65 6.65 10635874 05 AZ 85205-0000 2 232000 O Y 24 01 8 E 5.54 5.09 09/01/2008 09/01/2008 10/01/2008 6 1098.6 N S 0.125 1 6 11 8 10635876 05 CA 93204-0000 1 201000 O N 36 01 7.54 0 0 0 1128.75 0 0 0 0 0 10635882 01 SC 29210-0000 1 58500 O N 0 01 9.9 E 7.35 6.9 08/01/2008 08/01/2008 09/01/2008 6 509.07 N S 0.125 1 6 12.9 9.9 10635884 05 IN 46403-0000 1 80000 N N 24 01 9.99 E 6.29 5.84 09/01/2008 09/01/2008 10/01/2008 6 561.18 N S 0.125 1 6 12.99 9.99 10635890 05 PA 18704-0000 1 164000 O N 36 01 6.95 0 0 0 868.48 0 0 0 0 0 10635892 05 MO 65026-0000 1 129000 O N 24 01 9.415 E 7.395 6.945 08/01/2008 08/01/2008 09/01/2008 6 969.04 N S 0.125 1 6 12.415 9.415 10635894 05 NJ 08536-0000 1 238160 O Y 0 01 7.7 E 5.15 4.7 08/01/2008 08/01/2008 09/01/2008 6 1282.04 N S 0.125 1 6 10.7 7.7 10635896 05 MI 48507-0000 1 125000 O N 36 01 8.45 E 5.99 5.54 09/01/2009 09/01/2009 10/01/2009 6 765.38 N S 0.125 1 6 11.45 8.45 10635906 05 TX 78521-0000 1 152000 O N 0 01 9.99 0 0 0 266.56 0 0 0 0 0 10635914 05 PA 17036-0000 1 185000 O N 0 01 11.25 0 0 0 359.37 0 0 0 0 0 10635920 05 MO 63010-0000 1 170000 O N 24 01 8.8 E 6.78 6.33 08/01/2008 08/01/2008 09/01/2008 6 790.28 N S 0.125 1 6 11.8 8.8 10635922 05 LA 70812-0000 1 98000 O N 36 01 8.8 0 0 0 658.3 0 0 0 0 0 10635932 05 IL 60419-0000 1 170000 O N 0 01 11.5 0 0 0 336.7 0 0 0 0 0 10635934 09 CO 81637-0000 1 323000 O N 24 01 7.45 E 4.9 4.45 09/01/2008 09/01/2008 10/01/2008 6 1797.94 N S 0.125 1 6 10.45 7.45 10635936 05 CA 93215-0000 1 202000 O Y 24 01 8.09 E 5.59 5.14 09/01/2008 09/01/2008 10/01/2008 6 702.08 N S 0.125 1 6 11.09 8.09 10635938 01 MO 65065-0000 1 165000 O N 24 01 7.9 E 5.88 5.43 08/01/2008 08/01/2008 09/01/2008 6 1079.31 N S 0.125 1 6 10.9 7.9 10635944 05 TN 37921-0000 1 135000 O N 24 01 9.31 0 0 0 223.3 0 0 0 0 0 10635948 05 MI 49546-0000 1 184000 O N 24 01 11.45 0 0 0 363.03 0 0 0 0 0 10635950 05 MA 01034-0000 1 255000 O N 0 01 10.4 E 7.05 6.6 09/01/2008 09/01/2008 10/01/2008 6 2082.19 N S 0.125 1 6 13.4 10.4 10635952 05 MD 21206-0000 1 145000 O Y 0 01 7.95 0 0 0 751.04 0 0 0 0 0 10635954 05 VA 22701-0000 1 144000 O Y 24 01 8.25 E 5.75 5.3 09/01/2008 09/01/2008 10/01/2008 6 821.26 N S 0.125 1 6 11.25 8.25 10635958 03 TX 75134-0000 1 159900 O N 0 01 9.99 0 0 0 280.42 0 0 0 0 0 10635960 05 NJ 08873-0000 1 450000 O N 0 01 7.45 E 4.99 4.54 09/01/2008 09/01/2008 10/01/2008 6 2504.86 N S 0.125 1 6 10.45 7.45 10635964 05 CA 92543-0000 1 254000 N N 0 01 9.84 E 7.82 7.37 08/01/2008 08/01/2008 09/01/2008 6 1759.25 N S 0.125 1 6 12.84 9.84 10635966 01 CA 92154-0000 1 575000 O N 24 01 11.4 0 0 0 1130.07 0 0 0 0 0 10635970 05 CA 93230-0000 1 288301 O N 24 01 7.69 E 5.67 5.22 09/01/2008 09/01/2008 10/01/2008 6 1642.5 N S 0.125 1 6 10.69 7.69 10635972 05 KY 41653-0000 1 79000 O N 24 01 8.65 E 6.1 5.65 09/01/2008 09/01/2008 10/01/2008 6 490.9 N S 0.125 1 6 11.65 8.65 10635978 01 CO 80229-0000 1 211000 O N 24 01 11.75 0 0 0 425.98 0 0 0 0 0 10635980 05 PA 19143-0000 2 310500 O N 0 01 10.1 0 0 0 549.57 0 0 0 0 0 10635982 01 OH 44122-0000 1 63000 O N 36 01 8.55 E 6.53 6.08 08/01/2009 08/01/2009 09/01/2009 6 389.32 N S 0.125 1 6 11.55 8.55 10635984 05 NV 89085-0000 1 403362 O N 24 01 11.55 0 0 0 805.98 0 0 0 0 0 10635986 05 MA 02338-0000 1 426000 O N 0 01 8.85 E 6.3 5.85 09/01/2008 09/01/2008 10/01/2008 6 2874.55 N S 0.125 1 6 11.85 8.85 10635988 01 IL 60130-0000 1 107000 O Y 0 01 8.6 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 634.05 N S 0.125 1 6 11.6 8.6 10635990 05 OH 43230-0000 1 129000 O N 24 01 8.6 E 6.14 5.69 09/01/2008 09/01/2008 10/01/2008 6 1001.06 N S 0.125 1 6 11.6 8.6 10635992 05 NY 11763-0000 1 340000 O N 12 01 8.5 0 0 0 2091.45 0 0 0 0 0 10635998 05 KY 40258-0000 1 165000 O N 24 01 9.75 0 0 0 283.53 0 0 0 0 0 10636000 05 CA 95633-0000 1 495000 O Y 24 01 7.59 E 5.57 5.12 08/01/2008 08/01/2008 09/01/2008 6 2632.34 N S 0.125 1 6 10.59 7.59 10636006 05 NC 27801-0000 1 133000 O N 0 01 8.975 0 0 0 960.99 0 0 0 0 0 10636008 05 NJ 07757-0000 1 469900 O N 0 01 7.99 E 5.53 5.08 09/01/2008 09/01/2008 10/01/2008 6 2755.75 N S 0.125 1 6 10.99 7.99 10636010 05 CA 96007-0000 1 230000 O Y 24 01 7.84 E 5.34 4.89 09/01/2008 09/01/2008 10/01/2008 6 1025 N S 0.125 1 6 10.84 7.84 10636012 05 LA 70037-0000 1 300000 O N 0 01 9.45 E 6.99 6.54 09/01/2009 09/01/2009 10/01/2009 6 2134.89 N S 0.125 1 6 12.45 9.45 10636016 05 AZ 85335-0000 1 410000 O N 24 01 8.1 E 6.08 5.63 08/01/2008 08/01/2008 09/01/2008 6 2423.73 N S 0.125 1 6 11.1 8.1 10636018 05 CA 92392-0000 1 445000 O N 24 01 11.5 0 0 0 881.36 0 0 0 0 0 10636024 07 MD 20716-0000 1 295000 O N 0 01 11.6 0 0 0 588.78 0 0 0 0 0 10636028 05 TX 77433-0000 1 172813 O N 36 01 8.25 E 6.23 5.78 08/01/2009 08/01/2009 09/01/2009 6 1038.63 N S 0.125 1 6 11.25 8.25 10636032 05 AL 35901-0000 1 145000 O N 24 01 8.2 E 5.65 5.2 09/01/2008 09/01/2008 10/01/2008 6 560.82 N S 0.125 1 6 11.2 8.2 10636034 05 RI 02863-0000 2 294000 O N 12 01 11.5 0 0 0 582.3 0 0 0 0 0 10636036 05 OH 43730-0000 1 62900 O N 24 01 10.2 E 8.18 7.73 08/01/2008 08/01/2008 09/01/2008 6 505.1 N S 0.125 1 6 13.2 10.2 10636046 05 FL 32808-0000 1 160000 N N 6 01 8.1 E 5.55 5.1 09/01/2008 09/01/2008 10/01/2008 6 888.9 N S 0.125 1 6 11.1 8.1 10636048 05 UT 84118-0000 1 170000 O Y 36 01 6.8 0 0 0 670.69 0 0 0 0 0 10636052 05 SC 29044-0000 1 122000 O N 0 01 8.45 0 0 0 887.07 0 0 0 0 0 10636056 05 NJ 07093-0000 2 484000 O N 0 01 11.75 0 0 0 977.11 0 0 0 0 0 10636060 05 UT 84118-0000 1 168000 O N 0 01 10.25 0 0 0 301.1 0 0 0 0 0 10636062 05 NY 10462-0000 2 550000 O N 12 01 11.7 0 0 0 1106.14 0 0 0 0 0 10636064 05 IL 60153-0000 2 310000 O N 0 01 11.55 0 0 0 616.35 0 0 0 0 0 10636068 03 GA 31523-0000 1 210000 O N 24 01 8.15 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 1141 N S 0.125 1 6 11.15 8.15 10636070 05 NJ 07111-0000 2 200000 O N 0 01 12 0 0 0 411.45 0 0 0 0 0 10636076 05 CA 92240-0000 1 280000 O N 36 01 11.5 0 0 0 554.57 0 0 0 0 0 10636078 05 IL 61822-0000 1 197900 O N 0 01 11.35 0 0 0 387.44 0 0 0 0 0 10636080 05 AZ 85323-0000 1 252000 O Y 24 01 8.2 E 5.65 5.2 09/01/2008 09/01/2008 10/01/2008 6 1342.59 N S 0.125 1 6 11.2 8.2 10636082 05 CA 90712-0000 1 550000 O N 24 01 7.54 E 5.03 4.58 09/01/2008 09/01/2008 10/01/2008 6 2764.67 N S 0.125 1 6 10.54 7.54 10636086 05 OK 73505-0000 1 90000 O N 36 01 9.85 0 0 0 779.86 0 0 0 0 0 10636090 03 NC 27616-0000 1 155400 O N 0 01 6.8 E 4.78 4.33 08/01/2008 08/01/2008 09/01/2008 6 810.48 N S 0.125 1 6 9.8 6.8 10636094 05 TX 75067-0000 1 138000 O N 0 01 9.99 0 0 0 242.01 0 0 0 0 0 10636096 05 PA 17602-0000 1 99900 O N 24 01 8.95 E 6.86 6.41 08/01/2008 08/01/2008 09/01/2008 6 676.87 N S 0.125 1 6 11.95 8.95 10636102 05 NJ 07524-0000 2 340000 O N 0 01 10.6 0 0 0 627.12 0 0 0 0 0 10636106 05 NC 28704-0000 1 287000 O N 0 01 10 0 0 0 495.83 0 0 0 0 0 10636110 05 VA 23464-0000 1 222000 O N 36 01 7.8 0 0 0 928.64 0 0 0 0 0 10636112 05 CA 94501-0000 1 455000 O N 24 01 6.69 E 4.6 4.15 08/01/2008 08/01/2008 09/01/2008 6 2346.4 N S 0.125 1 6 9.69 6.69 10636114 05 TN 37066-0000 2 144900 O N 24 01 9.31 0 0 0 239.68 0 0 0 0 0 10636116 05 WI 54901-0000 1 149000 O N 36 01 8.9 0 0 0 1188.19 0 0 0 0 0 10636120 05 TX 79731-0000 1 65000 O Y 0 01 12.05 0 0 0 658.15 0 0 0 0 0 10636122 05 IL 60087-0000 1 260000 O N 0 01 11.5 0 0 0 514.96 0 0 0 0 0 10636124 05 SC 29414-0000 1 124000 O N 0 01 9.65 E 7.19 6.74 09/01/2008 09/01/2008 10/01/2008 6 897.82 N S 0.125 1 6 12.65 9.65 10636128 05 IN 46517-0000 1 137000 O N 24 01 7 E 4.45 4 09/01/2008 09/01/2008 10/01/2008 6 729.18 N S 0.125 1 6 10 7 10636130 05 MN 55423-0000 1 167000 O N 0 01 10.35 0 0 0 301.79 0 0 0 0 0 10636132 05 OH 45130-0000 1 123300 O N 24 01 13.35 0 0 0 279.56 0 0 0 0 0 10636136 05 GA 30058-0000 1 140000 O N 0 01 11.6 0 0 0 279.42 0 0 0 0 0 10636140 05 NY 13205-0000 1 67000 O N 12 01 10.75 0 0 0 625.44 0 0 0 0 0 10636142 05 PA 18641-0000 1 79500 O N 36 01 9.8 0 0 0 685.95 0 0 0 0 0 10636144 05 NC 28217-0000 1 143000 O N 0 01 10.5 0 0 0 261.62 0 0 0 0 0 10636146 05 SC 29650-0000 1 165000 O N 0 01 9.95 E 7.45 7 09/01/2008 09/01/2008 10/01/2008 6 1225.62 N S 0.125 1 6 12.95 9.95 10636154 05 MO 63780-0000 1 80000 O N 24 01 9.99 E 7.53 7.08 09/01/2008 09/01/2008 10/01/2008 6 596.25 N S 0.125 1 6 12.99 9.99 10636156 05 LA 70131-0000 1 159213 O N 24 01 12.55 0 0 0 341.09 0 0 0 0 0 10636158 05 PA 17532-0000 1 185915 O N 24 01 8.975 E 6.885 6.435 09/01/2008 09/01/2008 10/01/2008 6 1485.23 N S 0.125 1 6 11.975 8.975 10636160 05 IN 46528-0000 1 125000 O N 24 01 8.95 E 6.45 6 09/01/2008 09/01/2008 10/01/2008 6 1001.29 N S 0.125 1 6 11.95 8.95 10636164 05 TX 77396-0000 1 157726 O N 36 01 10.4 0 0 0 1431 0 0 0 0 0 10636166 05 TX 77539-0000 1 142900 O N 0 01 9.99 0 0 0 250.6 0 0 0 0 0 10636168 05 OR 97068-0000 1 615000 O N 24 01 7.85 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 3689.01 N S 0.125 1 6 10.85 7.85 10636170 05 NJ 08610-0000 1 300000 O N 0 01 11.6 0 0 0 598.76 0 0 0 0 0 10636178 05 CA 92880-0000 1 650000 O N 24 01 11.5 0 0 0 1287.38 0 0 0 0 0 10636182 05 CA 93555-0000 1 290000 O N 24 01 7.54 E 5.45 5 08/01/2008 08/01/2008 09/01/2008 6 1457.74 N S 0.125 1 6 10.54 7.54 10636184 05 IL 60624-0000 2 380000 O N 0 01 11.75 0 0 0 767.16 0 0 0 0 0 10636186 05 CA 92868-0000 1 645000 O N 36 01 7.5 0 0 0 3761.78 0 0 0 0 0 10636188 05 NV 89120-0000 1 255000 O N 24 01 11.25 0 0 0 495.35 0 0 0 0 0 10636192 05 FL 33841-0000 1 120000 N N 24 01 6.95 E 4.4 3.95 09/01/2008 09/01/2008 10/01/2008 6 556.04 N S 0.125 1 6 9.95 6.95 10636196 05 OH 43543-0000 1 130000 O N 24 01 9.99 E 7.9 7.45 08/01/2008 08/01/2008 09/01/2008 6 1025.9 N S 0.125 1 6 12.99 9.99 10636198 05 CO 80239-0000 1 190000 O N 24 01 11.5 0 0 0 376.32 0 0 0 0 0 10636200 05 IL 61550-0000 1 271500 O N 0 01 10.2 0 0 0 484.57 0 0 0 0 0 10636204 05 IL 61603-0000 1 74500 O N 0 01 8.99 E 6.04 5.59 09/01/2008 09/01/2008 10/01/2008 6 509.08 N S 0.125 1 6 11.99 8.99 10636206 05 IL 60108-0000 1 322000 O N 0 01 11.5 0 0 0 637.75 0 0 0 0 0 10636208 05 IL 60426-0000 1 173000 O Y 0 01 8.5 E 5.5 5.05 09/01/2008 09/01/2008 10/01/2008 6 1014.61 N S 0.125 1 6 11.5 8.5 10636212 05 IN 46410-0000 1 132000 O N 24 01 9.3 E 7.21 6.76 09/01/2008 09/01/2008 10/01/2008 6 1090.72 N S 0.125 1 6 12.3 9.3 10636216 05 NJ 08021-0000 1 170000 O N 0 01 8.85 0 0 0 1349.56 0 0 0 0 0 10636218 05 NY 10303-0000 1 381600 O N 12 01 11.7 0 0 0 767.46 0 0 0 0 0 10636222 05 GA 30075-0000 1 527500 O Y 0 01 9.1 E 6.6 6.15 09/01/2008 09/01/2008 10/01/2008 6 3638.25 N S 0.125 1 6 12.1 9.1 10636224 05 TX 75025-0000 1 217900 O N 0 01 9.99 0 0 0 382.13 0 0 0 0 0 10636234 05 DE 19711-0000 1 275000 O N 36 01 7.99 0 0 0 1414.83 0 0 0 0 0 10636236 05 NJ 07462-0000 1 264000 O N 0 01 11.99 0 0 0 1899.46 0 0 0 0 0 10636238 05 OR 97402-0000 1 192000 O N 24 01 8.5 E 6 5.55 09/01/2008 09/01/2008 10/01/2008 6 885.79 N S 0.125 1 6 11.5 8.5 10636240 05 WA 98360-0000 1 260000 O N 0 01 11.99 0 0 0 400.86 0 0 0 0 0 10636242 05 MO 64151-0000 1 147000 O N 24 01 7.85 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 850.65 N S 0.125 1 6 10.85 7.85 10636244 05 TX 77382-0000 1 345000 O N 0 01 7.25 0 0 0 1882.81 0 0 0 0 0 10636246 05 MD 20866-0000 1 510000 O N 0 01 10.55 0 0 0 936.85 0 0 0 0 0 10636248 05 GA 31601-0000 1 130000 O N 36 01 8.4 0 0 0 990.39 0 0 0 0 0 10636252 05 TX 78251-0000 1 146900 O N 0 01 9.99 0 0 0 257.62 0 0 0 0 0 10636254 05 OK 74401-0000 1 77000 O N 36 01 11.3 0 0 0 713.26 0 0 0 0 0 10636256 05 MO 64132-0000 1 65000 O N 24 01 10.5 E 8.04 7.59 09/01/2008 09/01/2008 10/01/2008 6 535.13 N S 0.125 1 6 13.5 10.5 10636258 05 AZ 85009-0000 1 210000 O N 24 01 7.35 E 5.26 4.81 08/01/2008 08/01/2008 09/01/2008 6 1157.48 N S 0.125 1 6 10.35 7.35 10636260 05 CA 90280-0000 2 549000 O N 24 01 11.65 0 0 0 1099.93 0 0 0 0 0 10636262 05 NC 27545-0000 1 148000 O N 0 01 9.95 E 7.49 7.04 09/01/2008 09/01/2008 10/01/2008 6 1228.68 N S 0.125 1 6 12.95 9.95 10636264 05 IL 60565-0000 1 391000 O N 0 01 10 0 0 0 514.7 0 0 0 0 0 10636266 05 TX 76248-0000 1 143000 O N 0 01 8.35 0 0 0 867.51 0 0 0 0 0 10636268 05 PA 18322-0000 1 182400 O N 36 01 8 0 0 0 1137.63 0 0 0 0 0 10636270 05 NJ 08721-0000 1 540000 O N 0 01 8.65 E 5.1 4.65 09/01/2008 09/01/2008 10/01/2008 6 3114 N S 0.125 1 6 11.65 8.65 10636274 05 PA 19154-0000 1 230000 O N 24 01 8.6 E 6.47 6.02 08/01/2008 08/01/2008 09/01/2008 6 1648.34 N S 0.125 1 6 11.6 8.6 10636276 05 NY 11233-0000 2 625000 O N 12 01 11.85 0 0 0 1271.36 0 0 0 0 0 10636278 05 IN 46220-0000 1 310000 O Y 24 01 8.2 E 6.07 5.62 08/01/2008 08/01/2008 09/01/2008 6 1761.71 N S 0.125 1 6 11.2 8.2 10636282 05 CO 80011-0000 1 190000 O Y 24 01 8.3 E 5.05 4.6 09/01/2008 09/01/2008 10/01/2008 6 1091.24 N S 0.125 1 6 11.3 8.3 10636286 05 MD 21213-0000 1 180000 O Y 0 01 9.75 E 7.29 6.84 09/01/2008 09/01/2008 10/01/2008 6 1343.89 N S 0.125 1 6 12.75 9.75 10636290 05 GA 30606-0000 1 221000 O N 0 01 11.77 0 0 0 479.62 0 0 0 0 0 10636294 05 MS 39056-0000 1 145525 O N 36 01 9.15 0 0 0 1186.67 0 0 0 0 0 10636296 05 TN 37771-0000 1 95200 O N 24 01 8.75 E 6.25 5.8 09/01/2008 09/01/2008 10/01/2008 6 599.16 N S 0.125 1 6 11.75 8.75 10636298 05 TN 37721-0000 1 172800 O N 24 01 9.31 0 0 0 285.83 0 0 0 0 0 10636300 05 NM 87556-0000 1 275000 O N 0 01 8.99 0 0 0 1879.13 0 0 0 0 0 10636304 01 MD 20866-0000 1 350000 O N 0 01 10.1 0 0 0 464.61 0 0 0 0 0 10636306 05 MA 01605-0000 1 255000 O N 0 01 8.4 E 5.94 5.49 09/01/2008 09/01/2008 10/01/2008 6 1554.15 N S 0.125 1 6 11.4 8.4 10636308 05 FL 33125-0000 1 340000 O N 24 01 11.4 0 0 0 668.22 0 0 0 0 0 10636310 05 TX 75104-0000 1 120000 O N 36 01 6.9 0 0 0 632.26 0 0 0 0 0 10636312 05 PA 15211-0000 1 50350 O N 36 01 9.425 0 0 0 420.62 0 0 0 0 0 10636314 05 VA 24147-0000 1 75000 O N 24 01 12.65 0 0 0 161.84 0 0 0 0 0 10636318 05 LA 70754-0000 1 138000 O N 36 01 8.45 0 0 0 686.54 0 0 0 0 0 10636320 05 IL 60064-0000 1 181000 O N 0 01 11.35 0 0 0 354.35 0 0 0 0 0 10636322 05 MS 38614-0000 1 53000 O N 36 01 10.2 0 0 0 472.97 0 0 0 0 0 10636326 05 VA 23231-0000 1 230000 O N 24 01 11.2 0 0 0 445.04 0 0 0 0 0 10636328 05 RI 02910-0000 2 332000 O N 12 01 11.75 0 0 0 670.25 0 0 0 0 0 10636330 05 MI 49855-0000 1 235000 O N 36 01 11.65 0 0 0 1632.86 0 0 0 0 0 10636334 05 NY 13492-0000 1 90100 O N 12 01 12.75 0 0 0 197.78 0 0 0 0 0 10636336 05 VA 23462-0000 1 236500 O Y 36 01 8.8 0 0 0 1519.75 0 0 0 0 0 10636338 05 AZ 85248-0000 1 475000 O N 36 01 6.99 0 0 0 2525.6 0 0 0 0 0 10636340 05 LA 70070-0000 1 131000 O N 36 01 8.65 0 0 0 1021.24 0 0 0 0 0 10636342 05 NJ 08611-0000 3 300000 N N 0 01 8.5 E 6.04 5.59 09/01/2008 09/01/2008 10/01/2008 6 1960.73 N S 0.125 1 6 11.5 8.5 10636344 05 MN 55364-0000 1 203000 O N 36 01 7.7 0 0 0 1042.07 0 0 0 0 0 10636346 05 NJ 07003-0000 2 352000 O N 0 01 11.6 0 0 0 702.55 0 0 0 0 0 10636350 05 CO 80223-0000 1 142000 O N 36 01 7.675 E 5.215 4.765 09/01/2009 09/01/2009 10/01/2009 6 807.97 N S 0.125 1 6 10.675 7.675 10636352 05 IL 60632-0000 2 265000 O N 0 01 11.65 0 0 0 530.93 0 0 0 0 0 10636356 05 PA 18229-0000 1 190000 O N 0 01 9.99 0 0 0 333.2 0 0 0 0 0 10636362 05 GA 30620-0000 1 181900 O N 0 01 8.35 E 5.89 5.44 09/01/2008 09/01/2008 10/01/2008 6 1103.5 N S 0.125 1 6 11.35 8.35 10636364 05 SC 29229-0000 1 133200 O N 0 01 7.9 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 774.49 N S 0.125 1 6 10.9 7.9 10636366 05 SC 29229-0000 1 133200 O N 0 01 12.65 0 0 0 287.43 0 0 0 0 0 10636370 05 CA 93202-0000 1 165500 O N 36 01 7.99 0 0 0 970.59 0 0 0 0 0 10636372 05 IL 60438-0000 1 138000 O N 0 01 12.65 0 0 0 297.78 0 0 0 0 0 10636376 05 IL 60407-0000 1 140000 O N 0 01 8.7 E 5.79 5.34 09/01/2008 09/01/2008 10/01/2008 6 877.11 N S 0.125 1 6 11.7 8.7 10636378 05 VA 22802-0000 1 156500 O N 36 01 7.75 0 0 0 913.43 0 0 0 0 0 10636380 05 IL 60620-0000 2 303000 N Y 24 01 7.75 E 5.04 4.59 09/01/2008 09/01/2008 10/01/2008 6 1742.64 N S 0.125 1 6 10.75 7.75 10636382 05 PA 19083-0000 1 225000 O Y 24 01 8.4 E 5.9 5.45 09/01/2008 09/01/2008 10/01/2008 6 906.88 N S 0.125 1 6 11.4 8.4 10636384 05 OK 74021-0000 1 143000 O N 0 01 12.55 0 0 0 306.35 0 0 0 0 0 10636388 01 MA 02554-0000 1 549000 O N 0 01 11.6 0 0 0 1095.73 0 0 0 0 0 10636392 05 MD 21207-0000 1 240000 O N 0 01 7.9 E 5.77 5.32 08/01/2008 08/01/2008 09/01/2008 6 1395.47 N S 0.125 1 6 10.9 7.9 10636396 05 NC 28613-0000 1 174000 O N 0 01 10.05 0 0 0 1226.73 0 0 0 0 0 10636404 05 MO 63116-0000 1 122155 O N 24 01 8 E 5.5 5.05 09/01/2008 09/01/2008 10/01/2008 6 717.04 N S 0.125 1 6 11 8 10636408 05 IN 46016-0000 1 59000 O N 36 01 10.55 0 0 0 541.91 0 0 0 0 0 10636410 07 DE 19802-0000 1 150000 O N 24 01 7.4 E 4.94 4.49 09/01/2008 09/01/2008 10/01/2008 6 823.94 N S 0.125 1 6 10.4 7.4 10636412 05 OH 44221-0000 1 130000 O N 36 01 9.75 E 7.2 6.75 09/01/2009 09/01/2009 10/01/2009 6 1005.22 N S 0.125 1 6 12.75 9.75 10636414 05 NY 12473-0000 1 132000 O Y 0 01 8.3 E 5.84 5.39 09/01/2008 09/01/2008 10/01/2008 6 663.36 N S 0.125 1 6 11.3 8.3 10636416 07 MD 21207-0000 1 202000 O N 0 01 11.7 0 0 0 362.01 0 0 0 0 0 10636420 05 IL 60402-0000 2 354000 O N 0 01 11.6 0 0 0 706.54 0 0 0 0 0 10636422 05 IL 60153-0000 1 220000 O N 0 01 8.15 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 1195.34 N S 0.125 1 6 11.15 8.15 10636424 05 RI 02888-0000 1 237000 O Y 12 01 7.1 E 4.6 4.15 09/01/2008 09/01/2008 10/01/2008 6 1192.04 N S 0.125 1 6 10.1 7.1 10636428 01 AZ 85745-0000 1 166000 O N 0 01 12.35 0 0 0 350.47 0 0 0 0 0 10636432 05 IL 62801-0000 1 55350 O N 0 01 11.15 E 8.57 8.12 08/01/2008 08/01/2008 09/01/2008 6 493.45 N S 0.125 1 6 14.15 11.15 10636434 05 NY 14580-0000 1 149000 O N 12 01 9.4 0 0 0 1242.02 0 0 0 0 0 10636436 05 AZ 85202-0000 1 220000 O N 24 01 8.65 E 6.1 5.65 09/01/2008 09/01/2008 10/01/2008 6 1715.06 N S 0.125 1 6 11.65 8.65 10636438 05 FL 32571-0000 1 179900 O N 24 01 11.5 0 0 0 356.31 0 0 0 0 0 10636440 05 IN 47130-0000 1 165000 O N 24 01 9.29 E 6.83 6.38 09/01/2008 09/01/2008 10/01/2008 6 1225.98 N S 0.125 1 6 12.29 9.29 10636442 07 MN 55113-0000 1 225000 O Y 36 01 7.5 E 5.37 4.92 08/01/2009 08/01/2009 09/01/2009 6 1184.53 N S 0.125 1 6 10.5 7.5 10636444 07 MN 55113-0000 1 225000 O N 0 01 11.35 0 0 0 440.49 0 0 0 0 0 10636446 05 DC 20011-0000 1 434000 O N 24 01 11.45 0 0 0 856.27 0 0 0 0 0 10636448 05 IN 46385-0000 1 135000 O N 24 01 9.25 E 6.7 6.25 09/01/2008 09/01/2008 10/01/2008 6 1110.62 N S 0.125 1 6 12.25 9.25 10636450 05 WI 54935-0000 1 160000 O N 0 01 8.35 E 6.22 5.77 08/01/2008 08/01/2008 09/01/2008 6 1002 N S 0.125 1 6 11.35 8.35 10636454 05 AZ 85239-0000 1 263065 O N 24 01 11.5 0 0 0 521.03 0 0 0 0 0 10636458 05 AR 71753-0000 1 61700 O N 36 01 10.35 0 0 0 557.49 0 0 0 0 0 10636462 05 CA 90745-0000 1 429000 O N 24 01 11.5 0 0 0 849.68 0 0 0 0 0 10636466 05 MA 01534-0000 1 595000 O N 0 01 10.35 0 0 0 1075.22 0 0 0 0 0 10636468 05 TX 76310-0000 1 98000 O N 36 01 8.55 0 0 0 643.46 0 0 0 0 0 10636470 05 NY 14569-0000 1 55500 O N 12 01 11.15 0 0 0 534.84 0 0 0 0 0 10636472 05 KY 40203-0000 1 178000 O N 24 01 9.85 E 7.72 7.27 08/01/2008 08/01/2008 09/01/2008 6 1388.15 N S 0.125 1 6 12.85 9.85 10636476 05 KS 66441-0000 1 90000 O N 0 01 8.75 E 6.25 5.8 09/01/2008 09/01/2008 10/01/2008 6 566.43 N S 0.125 1 6 11.75 8.75 10636478 05 NY 14075-0000 1 275000 O N 12 01 11.45 0 0 0 542.57 0 0 0 0 0 10636480 05 TN 37013-0000 1 185000 O N 24 01 9.31 0 0 0 306 0 0 0 0 0 10636482 05 IL 60411-0000 1 173000 O N 0 01 8 E 5.09 4.64 09/01/2008 09/01/2008 10/01/2008 6 1015.54 N S 0.125 1 6 11 8 10636486 05 TX 75025-0000 1 243000 O N 0 01 8.25 0 0 0 910.54 0 0 0 0 0 10636488 05 NY 12534-0000 1 251000 O N 12 01 9.85 0 0 0 2157.61 0 0 0 0 0 10636490 05 TX 75126-0000 1 260000 O N 0 01 9.99 0 0 0 455.96 0 0 0 0 0 10636492 05 FL 33971-0000 1 257000 O Y 24 01 8.45 E 5.99 5.54 09/01/2008 09/01/2008 10/01/2008 6 1499.43 N S 0.125 1 6 11.45 8.45 10636494 07 MD 20901-0000 1 424000 O N 0 01 6.85 E 4.35 3.9 09/01/2008 09/01/2008 10/01/2008 6 1936.27 N S 0.125 1 6 9.85 6.85 10636496 05 NJ 07501-0000 3 385000 O N 0 01 7.99 0 0 0 1612.75 0 0 0 0 0 10636498 05 AZ 85705-0000 1 169900 O N 24 01 7.7 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 969.06 N S 0.125 1 6 10.7 7.7 10636502 05 NE 68124-0000 1 159000 O N 24 01 9.1 E 6.55 6.1 09/01/2008 09/01/2008 10/01/2008 6 1128.45 N S 0.125 1 6 12.1 9.1 10636504 05 IL 60016-0000 1 338000 O N 0 01 7.45 E 4.54 4.09 09/01/2008 09/01/2008 10/01/2008 6 1881.43 N S 0.125 1 6 10.45 7.45 10636506 05 NC 28147-0000 1 130000 O N 0 01 11.45 0 0 0 256.49 0 0 0 0 0 10636510 05 IL 62226-0000 1 120000 O N 0 01 11.45 0 0 0 236.76 0 0 0 0 0 10636512 05 AZ 85705-0000 1 245000 O N 24 01 9.4 E 7.27 6.82 09/01/2008 09/01/2008 10/01/2008 6 1899.29 N S 0.125 1 6 12.4 9.4 10636516 05 WA 98404-0000 1 170000 O Y 24 01 8.95 E 6.82 6.37 09/01/2008 09/01/2008 10/01/2008 6 1036.15 N S 0.125 1 6 11.95 8.95 10636518 01 MD 20774-0000 1 165000 O N 0 01 10.45 0 0 0 300.64 0 0 0 0 0 10636520 05 WA 98310-0000 1 187000 O N 36 01 7.99 0 0 0 861.36 0 0 0 0 0 10636522 05 CA 92592-0000 1 384000 O N 24 01 11.35 0 0 0 751.77 0 0 0 0 0 10636528 05 TX 75253-0000 1 122900 O N 0 01 9.99 0 0 0 215.53 0 0 0 0 0 10636530 05 NV 89179-0000 1 482883 O N 12 01 7.85 E 5.72 5.27 08/01/2009 08/01/2009 09/01/2009 6 2794.28 N S 0.125 1 6 10.85 7.85 10636534 05 CA 93230-0000 1 220000 O N 24 01 7.9 E 5.35 4.9 09/01/2008 09/01/2008 10/01/2008 6 1086.25 N S 0.125 1 6 10.9 7.9 10636536 05 UT 84065-0000 1 307000 O N 0 01 10.25 0 0 0 550.21 0 0 0 0 0 10636538 01 AZ 85015-0000 1 114000 O N 36 01 7.55 0 0 0 640.81 0 0 0 0 0 10636542 05 NJ 07111-0000 1 280000 O Y 0 01 9.85 0 0 0 1967.85 0 0 0 0 0 10636544 05 DE 19702-0000 1 157000 O N 24 01 8 E 5.45 5 09/01/2008 09/01/2008 10/01/2008 6 770.46 N S 0.125 1 6 11 8 10636546 05 NJ 08107-0000 1 150000 O N 0 01 9.15 E 6.65 6.2 09/01/2008 09/01/2008 10/01/2008 6 1100.85 N S 0.125 1 6 12.15 9.15 10636548 05 MA 01037-0000 1 430000 O N 0 01 6.8 E 4.25 3.8 09/01/2008 09/01/2008 10/01/2008 6 1564.63 N S 0.125 1 6 9.8 6.8 10636552 05 WA 98042-0000 1 299950 O N 0 01 9.99 0 0 0 526.02 0 0 0 0 0 10636556 05 IL 60455-0000 1 242500 O Y 0 01 8.15 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 1370.79 N S 0.125 1 6 11.15 8.15 10636558 05 AZ 85365-0000 1 240000 O N 24 01 12.55 0 0 0 514.15 0 0 0 0 0 10636560 05 TX 79045-0000 1 60000 O N 36 01 10.05 0 0 0 528.77 0 0 0 0 0 10636564 05 NH 03431-0000 1 183000 O N 36 01 9.3 0 0 0 1209.71 0 0 0 0 0 10636566 05 CA 90242-0000 1 775000 O N 24 01 11.25 0 0 0 1505.46 0 0 0 0 0 10636568 05 FL 33065-0000 1 337000 O N 36 01 7.7 0 0 0 1422.36 0 0 0 0 0 10636570 05 NJ 07011-0000 1 349900 O N 0 01 11.7 0 0 0 703.71 0 0 0 0 0 10636572 05 IN 46807-0000 1 134000 O N 24 01 9.9 E 7.4 6.95 09/01/2008 09/01/2008 10/01/2008 6 1166.06 N S 0.125 1 6 12.9 9.9 10636574 05 VA 23513-0000 1 189000 O N 36 01 8.2 0 0 0 1084.25 0 0 0 0 0 10636576 07 GA 30504-0000 1 116500 O N 0 01 8.35 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 706.75 N S 0.125 1 6 11.35 8.35 10636578 05 NY 14226-0000 1 150000 O N 12 01 8.95 0 0 0 889.15 0 0 0 0 0 10636580 05 IL 60804-0000 2 340000 O N 0 01 10.3 0 0 0 611.88 0 0 0 0 0 10636582 05 OR 97914-0000 1 93000 O N 36 01 10.3 0 0 0 836.84 0 0 0 0 0 10636584 05 CA 93230-0000 1 255000 O N 24 01 7.54 E 4.93 4.48 08/01/2008 08/01/2008 09/01/2008 6 1281.8 N S 0.125 1 6 10.54 7.54 10636586 07 NC 28273-0000 1 122280 O N 24 01 8.9 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 975.11 N S 0.125 1 6 11.9 8.9 10636588 07 NJ 07047-0000 1 470000 O N 0 01 6.5 E 4 3.55 09/01/2008 09/01/2008 10/01/2008 6 2525.12 N S 0.125 1 6 9.5 6.5 10636590 05 FL 32208-0000 1 72000 N Y 36 01 9.15 E 6.6 6.15 09/01/2009 09/01/2009 10/01/2009 6 507.34 N S 0.125 1 6 12.15 9.15 10636592 05 WI 54169-0000 1 213000 O N 0 01 10.1 E 7.64 7.19 09/01/2008 09/01/2008 10/01/2008 6 1486.75 N S 0.125 1 6 13.1 10.1 10636594 05 NY 13152-0000 1 168500 O N 12 01 10.65 0 0 0 1560.27 0 0 0 0 0 10636596 05 CA 95610-0000 1 385000 O N 24 01 7.54 E 4.93 4.48 08/01/2008 08/01/2008 09/01/2008 6 2056.23 N S 0.125 1 6 10.54 7.54 10636598 05 NM 87112-0000 1 128000 O N 0 01 8.99 E 6.49 6.04 09/01/2008 09/01/2008 10/01/2008 6 926.1 N S 0.125 1 6 11.99 8.99 10636600 05 WA 98642-0000 1 388000 O Y 24 01 7.125 E 4.515 4.065 08/01/2008 08/01/2008 09/01/2008 6 1387.17 N S 0.125 1 6 10.125 7.125 10636602 05 AZ 85239-0000 1 299950 O N 0 01 11 0 0 0 571.3 0 0 0 0 0 10636604 05 AZ 85303-0000 1 228000 O Y 24 01 8.15 E 5.65 5.2 09/01/2008 09/01/2008 10/01/2008 6 1111.62 N S 0.125 1 6 11.15 8.15 10636606 05 IL 60433-0000 1 151000 O Y 36 01 7.375 0 0 0 767.6 0 0 0 0 0 10636610 05 WA 99403-0000 1 160000 O N 0 01 11.6 0 0 0 319.34 0 0 0 0 0 10636614 01 PA 19106-0000 1 335000 O N 0 01 11.5 0 0 0 663.5 0 0 0 0 0 10636616 05 CA 94572-0000 1 405000 O N 24 01 11.85 0 0 0 772.99 0 0 0 0 0 10636620 05 UT 84015-0000 1 187000 O N 24 01 7.35 E 4.85 4.4 09/01/2008 09/01/2008 10/01/2008 6 1030.71 N S 0.125 1 6 10.35 7.35 10636624 05 NC 28262-0000 1 173000 O N 0 01 11.7 0 0 0 347.94 0 0 0 0 0 10636626 05 WA 98362-0000 1 179900 O N 0 01 12.8 0 0 0 392.4 0 0 0 0 0 10636628 01 CA 91402-0000 1 410000 O N 0 01 12.35 0 0 0 865.62 0 0 0 0 0 10636632 05 TX 77084-0000 1 168000 O N 0 01 9.99 0 0 0 294.62 0 0 0 0 0 10636636 05 NV 89086-0000 1 369990 O Y 24 01 7.65 E 5.04 4.59 09/01/2008 09/01/2008 10/01/2008 6 1980.72 N S 0.125 1 6 10.65 7.65 10636638 05 PA 17111-0000 1 200000 O N 36 01 8.5 0 0 0 1460.94 0 0 0 0 0 10636640 05 CA 95370-0000 1 245000 O N 24 01 7.39 E 4.78 4.33 09/01/2008 09/01/2008 10/01/2008 6 1207.04 N S 0.125 1 6 10.39 7.39 10636642 07 ID 83642-0000 1 205000 O Y 12 01 8.25 E 5.7 5.25 09/01/2008 09/01/2008 10/01/2008 6 1171.19 N S 0.125 1 6 11.25 8.25 10636644 05 OR 97603-0000 1 195000 O N 24 01 8.3 E 5.8 5.35 09/01/2008 09/01/2008 10/01/2008 6 1324.65 N S 0.125 1 6 11.3 8.3 10636648 05 MA 01201-0000 2 154500 O N 0 01 11.45 0 0 0 304.83 0 0 0 0 0 10636650 05 PA 17011-0000 1 250000 O N 36 01 6.75 0 0 0 1216.13 0 0 0 0 0 10636654 05 IL 60018-0000 1 329000 O Y 12 01 7.95 E 5.24 4.79 09/01/2008 09/01/2008 10/01/2008 6 1820.2 N S 0.125 1 6 10.95 7.95 10636656 05 IL 60421-0000 1 130000 O N 0 01 8.7 E 5.75 5.3 09/01/2008 09/01/2008 10/01/2008 6 865.37 N S 0.125 1 6 11.7 8.7 10636658 05 TX 77386-0000 1 148922 O N 0 01 9.99 0 0 0 261.17 0 0 0 0 0 10636662 05 FL 33901-0000 1 200000 O N 24 01 7.925 E 5.315 4.865 09/01/2008 09/01/2008 10/01/2008 6 983.54 N S 0.125 1 6 10.925 7.925 10636664 05 WI 53207-0000 1 154400 O N 24 01 11.5 0 0 0 305.81 0 0 0 0 0 10636666 05 MD 20656-0000 1 275000 O N 0 01 8.95 E 6.34 5.89 09/01/2008 09/01/2008 10/01/2008 6 1872.41 N S 0.125 1 6 11.95 8.95 10636668 05 MA 02302-0000 2 270000 O N 0 01 7.2 E 4.59 4.14 08/01/2008 08/01/2008 09/01/2008 6 1466.19 N S 0.125 1 6 10.2 7.2 10636670 05 PA 17201-0000 1 203000 O N 24 01 8.8 E 6.34 5.89 09/01/2008 09/01/2008 10/01/2008 6 1283.41 N S 0.125 1 6 11.8 8.8 10636672 05 MD 21207-0000 1 260000 O N 0 01 7.85 E 5.35 4.9 09/01/2008 09/01/2008 10/01/2008 6 1410.51 N S 0.125 1 6 10.85 7.85 10636674 01 IL 60653-0000 1 231000 O N 0 01 10.5 0 0 0 422.61 0 0 0 0 0 10636676 05 TX 79424-0000 1 101000 O N 24 01 8.55 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 624.15 N S 0.125 1 6 11.55 8.55 10636678 05 FL 32204-0000 1 90000 O N 36 01 8.7 0 0 0 634.34 0 0 0 0 0 10636680 05 FL 33711-0000 1 160000 O N 24 01 7.85 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 925.87 N S 0.125 1 6 10.85 7.85 10636684 05 WA 98387-0000 1 235000 O N 0 01 10.25 0 0 0 358.45 0 0 0 0 0 10636686 05 TN 37918-0000 1 225000 O N 24 01 9.31 0 0 0 372.17 0 0 0 0 0 10636688 05 KY 40456-0000 1 83000 O N 24 01 8.65 E 6.15 5.7 09/01/2008 09/01/2008 10/01/2008 6 647.05 N S 0.125 1 6 11.65 8.65 10636690 09 MD 20748-0000 1 265000 O N 0 01 6.85 0 0 0 1461.23 0 0 0 0 0 10636692 05 TX 75503-0000 1 360000 O N 0 01 7.995 E 5.495 5.045 09/01/2008 09/01/2008 10/01/2008 6 1653.86 N S 0.125 1 6 10.995 7.995 10636694 05 CA 90650-0000 1 510000 O N 24 01 11.4 0 0 0 1002.33 0 0 0 0 0 10636698 01 NM 87544-0000 1 148300 O N 0 01 8.05 E 5.55 5.1 09/01/2008 09/01/2008 10/01/2008 6 795.88 N S 0.125 1 6 11.05 8.05 10636700 05 IA 50702-0000 2 100000 O N 0 01 10.45 0 0 0 911.01 0 0 0 0 0 10636706 07 DE 19701-0000 1 223000 O N 36 01 7.5 0 0 0 1247.4 0 0 0 0 0 10636708 05 VA 22625-0000 1 187500 O N 24 01 8.69 E 6.19 5.74 09/01/2008 09/01/2008 10/01/2008 6 1393.69 N S 0.125 1 6 11.69 8.69 10636710 05 WA 98338-0000 1 220000 O N 0 01 11.35 0 0 0 323.03 0 0 0 0 0 10636712 05 TX 76148-0000 1 110000 O N 24 01 8.45 E 5.99 5.54 09/01/2008 09/01/2008 10/01/2008 6 841.92 N S 0.125 1 6 11.45 8.45 10636714 05 ID 83617-0000 1 131000 O N 0 01 11.1 0 0 0 251.5 0 0 0 0 0 10636716 05 FL 33603-0000 1 210000 O N 24 01 8.25 E 5.79 5.34 09/01/2008 09/01/2008 10/01/2008 6 1262.13 N S 0.125 1 6 11.25 8.25 10636718 01 MA 02119-0000 1 209500 O N 0 01 10.3 0 0 0 377.03 0 0 0 0 0 10636720 05 AL 35077-0000 1 83000 O N 36 01 9.625 0 0 0 705.5 0 0 0 0 0 10636722 05 MO 65584-0000 1 213000 O Y 24 01 8.8 E 6.3 5.85 09/01/2008 09/01/2008 10/01/2008 6 1610.28 N S 0.125 1 6 11.8 8.8 10636724 05 PA 19465-0000 1 149900 O N 36 01 9.3 0 0 0 1238.63 0 0 0 0 0 10636726 01 IL 60626-0000 1 228000 O N 0 01 11.6 0 0 0 455.06 0 0 0 0 0 10636728 05 TX 78628-0000 1 208000 O N 0 01 8.25 E 5.75 5.3 09/01/2008 09/01/2008 10/01/2008 6 1250.11 N S 0.125 1 6 11.25 8.25 10636730 07 MD 20874-0000 1 362000 O N 0 01 11.95 0 0 0 741.94 0 0 0 0 0 10636732 05 VA 23669-0000 1 255000 O N 24 01 9.6 E 6.99 6.54 08/01/2008 08/01/2008 09/01/2008 6 1513.97 N S 0.125 1 6 12.6 9.6 10636736 05 IL 60914-0000 1 265546 O Y 24 01 7.65 E 4.94 4.49 09/01/2008 09/01/2008 10/01/2008 6 1510.45 N S 0.125 1 6 10.65 7.65 10636738 05 CA 93292-0000 1 575000 O Y 24 01 7.54 E 5.04 4.59 09/01/2008 09/01/2008 10/01/2008 6 2313.64 N S 0.125 1 6 10.54 7.54 10636740 07 IL 62711-0000 1 204700 O N 0 01 9 0 0 0 1647.07 0 0 0 0 0 10636742 05 IL 60560-0000 1 285950 O N 0 01 10.35 0 0 0 516.74 0 0 0 0 0 10636744 05 NJ 07032-0000 1 375000 O Y 0 01 9.45 E 6.95 6.5 09/01/2008 09/01/2008 10/01/2008 6 2720.84 N S 0.125 1 6 12.45 9.45 10636746 05 TX 75070-0000 1 218490 O N 0 01 9.99 0 0 0 383.14 0 0 0 0 0 10636748 05 CA 95628-0000 1 530000 O N 36 01 7.94 E 5.39 4.94 09/01/2011 09/01/2011 10/01/2011 6 2042.85 N S 0.125 1 6 10.94 7.94 10636750 05 FL 32746-0000 1 345000 O N 0 01 8.55 E 5.94 5.49 09/01/2008 09/01/2008 10/01/2008 6 2340.56 N S 0.125 1 6 11.55 8.55 10636752 05 NJ 08854-0000 1 450000 O N 0 01 8 E 5.54 5.09 09/01/2008 09/01/2008 10/01/2008 6 1878.44 N S 0.125 1 6 11 8 10636754 05 CO 80134-0000 1 215000 O N 36 01 8 0 0 0 1335.46 0 0 0 0 0 10636758 05 ME 04037-0000 1 195000 O N 0 01 8.2 E 5.59 5.14 09/01/2008 09/01/2008 10/01/2008 6 1099.2 N S 0.125 1 6 11.2 8.2 10636760 05 NE 68017-0000 1 94990 O N 24 01 9.05 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 767.74 N S 0.125 1 6 12.05 9.05 10636762 05 WI 54476-0000 1 135000 O N 0 01 8.75 E 6.29 5.84 09/01/2008 09/01/2008 10/01/2008 6 1062.05 N S 0.125 1 6 11.75 8.75 10636764 05 VA 24482-0000 1 146000 O N 24 01 8.9 E 6.29 5.84 09/01/2008 09/01/2008 10/01/2008 6 1047.84 N S 0.125 1 6 11.9 8.9 10636766 05 MD 21229-0000 1 180000 O Y 0 01 6.95 E 4.34 3.89 08/01/2008 08/01/2008 09/01/2008 6 889.64 N S 0.125 1 6 9.95 6.95 10636768 05 IL 60628-0000 4 285000 O N 0 01 12.25 0 0 0 597.31 0 0 0 0 0 10636770 05 NY 14094-0000 1 94000 O N 0 01 8.8 E 6.34 5.89 09/01/2008 09/01/2008 10/01/2008 6 594.29 N S 0.125 1 6 11.8 8.8 10636772 05 WI 54667-0000 1 113000 O N 0 01 9.3 E 6.69 6.24 09/01/2008 09/01/2008 10/01/2008 6 840.35 N S 0.125 1 6 12.3 9.3 10636774 05 SC 29646-0000 1 86500 O N 0 01 9.7 E 7.24 6.79 09/01/2009 09/01/2009 10/01/2009 6 592 N S 0.125 1 6 12.7 9.7 10636776 05 IL 61938-0000 1 94000 O N 0 01 9.75 E 6.69 6.24 08/01/2009 08/01/2009 09/01/2009 6 807.61 N S 0.125 1 6 12.75 9.75 10636778 05 VA 23223-0000 1 175000 O N 36 01 8.85 0 0 0 903.01 0 0 0 0 0 10636782 05 IL 60622-0000 1 1175000 O N 0 01 8.55 E 5.64 5.19 09/01/2008 09/01/2008 10/01/2008 6 7714.95 N S 0.125 1 6 11.55 8.55 10636784 05 WA 98644-0000 1 159000 O N 36 01 8.35 E 5.74 5.29 09/01/2009 09/01/2009 10/01/2009 6 940.42 N S 0.125 1 6 11.35 8.35 10636786 05 FL 33186-0000 1 342000 O Y 24 01 9.4 E 6.85 6.4 09/01/2008 09/01/2008 10/01/2008 6 1604.58 N S 0.125 1 6 12.4 9.4 10636788 07 MD 21212-0000 1 98000 O Y 0 01 9.65 0 0 0 789.21 0 0 0 0 0 10636790 01 CA 92845-0000 1 395000 O N 24 01 10 0 0 0 693.29 0 0 0 0 0 10636792 05 FL 32835-0000 1 460000 O N 36 01 7.4 0 0 0 1523.24 0 0 0 0 0 10636794 05 WI 53179-0000 1 295000 O Y 36 01 10.2 0 0 0 2551.39 0 0 0 0 0 10636798 05 WA 98321-0000 1 220000 N N 24 01 7.95 E 5.34 4.89 09/01/2008 09/01/2008 10/01/2008 6 1445.96 N S 0.125 1 6 10.95 7.95 10636800 05 OR 97080-0000 1 213000 O N 24 01 8.65 E 6.04 5.59 09/01/2008 09/01/2008 10/01/2008 6 1378.21 N S 0.125 1 6 11.65 8.65 10636802 05 TX 76063-0000 1 218000 O N 0 01 9.99 0 0 0 382.3 0 0 0 0 0 10636806 05 AZ 85602-0000 1 270000 O Y 12 01 8.15 E 5.54 5.09 09/01/2008 09/01/2008 10/01/2008 6 1526.24 N S 0.125 1 6 11.15 8.15 10636808 05 AZ 85602-0000 1 270000 O N 12 01 11.9 0 0 0 551.3 0 0 0 0 0 10636810 05 GA 30680-0000 1 264900 O N 0 01 8.35 E 5.74 5.29 09/01/2008 09/01/2008 10/01/2008 6 1607.01 N S 0.125 1 6 11.35 8.35 10636814 07 CA 94404-0000 1 730000 O N 12 01 13.05 0 0 0 1620.76 0 0 0 0 0 10636816 05 NC 27350-0000 1 176900 O Y 0 01 7.45 E 4.99 4.54 09/01/2008 09/01/2008 10/01/2008 6 926.08 N S 0.125 1 6 10.45 7.45 10636818 01 IL 60645-0000 1 192900 O N 0 01 11.2 0 0 0 373.25 0 0 0 0 0 10636820 05 IL 60409-0000 1 106000 O N 24 01 7.99 E 5.24 4.79 09/01/2008 09/01/2008 10/01/2008 6 621.65 N S 0.125 1 6 10.99 7.99 10636824 05 NC 28411-0000 1 169000 O N 0 01 8.3 E 5.84 5.39 09/01/2008 09/01/2008 10/01/2008 6 829.14 N S 0.125 1 6 11.3 8.3 10636826 05 PA 16001-0000 1 120900 O N 24 01 9.1 E 6.49 6.04 09/01/2008 09/01/2008 10/01/2008 6 771.24 N S 0.125 1 6 12.1 9.1 10636830 05 NY 12308-0000 3 113000 O N 12 01 9.99 0 0 0 792.66 0 0 0 0 0 10636832 05 IL 61704-0000 1 135000 O N 0 01 10.25 E 5.4 4.95 09/01/2008 09/01/2008 10/01/2008 6 1088.77 N S 0.125 1 6 13.25 10.25 10636834 05 CA 92021-0000 1 419500 O Y 24 01 8.14 E 5.53 5.08 09/01/2008 09/01/2008 10/01/2008 6 2368.8 N S 0.125 1 6 11.14 8.14 10636836 05 FL 33616-0000 1 226100 O Y 36 01 7.3 E 4.69 4.24 09/01/2009 09/01/2009 10/01/2009 6 1003.61 N S 0.125 1 6 10.3 7.3 10636838 05 KY 40342-0000 1 140000 N N 12 01 9.85 E 7.39 6.94 09/01/2008 09/01/2008 10/01/2008 6 1091.8 N S 0.125 1 6 12.85 9.85 10636840 05 VA 22642-0000 1 298000 O N 24 01 7.05 E 4.55 4.1 09/01/2008 09/01/2008 10/01/2008 6 1400.6 N S 0.125 1 6 10.05 7.05 10636842 05 LA 70769-0000 1 162500 O N 24 01 11.5 0 0 0 321.85 0 0 0 0 0 10636846 05 OK 74037-0000 1 111000 O N 24 01 9.6 E 7.14 6.69 09/01/2008 09/01/2008 10/01/2008 6 753.17 N S 0.125 1 6 12.6 9.6 10636848 05 CA 92342-0000 1 327000 O N 12 01 8.34 E 5.73 5.28 09/01/2008 09/01/2008 10/01/2008 6 1818.12 N S 0.125 1 6 11.34 8.34 10636850 05 AZ 85602-0000 1 350000 O N 0 01 9.9 E 7.4 6.95 09/01/2008 09/01/2008 10/01/2008 6 2112.61 N S 0.125 1 6 12.9 9.9 10636852 05 CA 95648-0000 1 485000 O Y 24 01 6.99 E 4.53 4.08 09/01/2008 09/01/2008 10/01/2008 6 1843.5 N S 0.125 1 6 9.99 6.99 10636854 05 NV 89115-0000 1 260000 O N 36 01 10.15 0 0 0 462.12 0 0 0 0 0 10636856 05 TN 37129-0000 1 138000 O Y 24 01 8.752 E 6.202 5.752 09/01/2008 09/01/2008 10/01/2008 6 882.48 N S 0.125 1 6 11.752 8.752 10636858 01 IL 60008-0000 1 158000 O N 36 01 7.99 E 5.43 4.98 09/01/2009 09/01/2009 10/01/2009 6 1004.31 N S 0.125 1 6 10.99 7.99 10636860 05 NC 28501-0000 1 126500 O N 0 01 9.85 E 7.24 6.79 09/01/2008 09/01/2008 10/01/2008 6 931.72 N S 0.125 1 6 12.85 9.85 10636862 07 PA 19001-0000 1 233200 O N 24 01 8.05 E 5.55 5.1 09/01/2008 09/01/2008 10/01/2008 6 1375.42 N S 0.125 1 6 11.05 8.05 10636866 05 TX 77083-0000 1 170000 O Y 36 01 7.6 0 0 0 905.05 0 0 0 0 0 10636868 07 MD 20866-0000 1 380000 O N 0 01 11.6 0 0 0 758.43 0 0 0 0 0 10636870 05 CA 92392-0000 1 340000 O N 24 01 10.25 0 0 0 457.02 0 0 0 0 0 10636874 05 OK 74011-0000 1 128000 O N 36 01 8.8 0 0 0 1011.56 0 0 0 0 0 10636876 05 TX 77469-0000 1 103000 O N 36 01 8.59 0 0 0 798.56 0 0 0 0 0 10636878 05 VA 23513-0000 1 215000 O N 24 01 8.45 E 5.95 5.5 09/01/2008 09/01/2008 10/01/2008 6 1481 N S 0.125 1 6 11.45 8.45 10636880 03 GA 30114-0000 1 850000 O N 12 01 7.7 E 5.34 4.89 09/01/2008 09/01/2008 10/01/2008 6 3599.75 N S 0.125 1 6 10.7 7.7 10636882 05 CA 94612-0000 2 600000 O Y 24 01 7.49 E 4.94 4.49 09/01/2008 09/01/2008 10/01/2008 6 2497.87 N S 0.125 1 6 10.49 7.49 10636884 05 IN 46761-0000 1 122700 O N 36 01 9.75 0 0 0 843.35 0 0 0 0 0 10636888 05 NY 11207-0000 2 633000 O Y 0 01 8.7 E 6.09 5.64 08/01/2008 08/01/2008 09/01/2008 6 3789.63 N S 0.125 1 6 11.7 8.7 10636890 05 AZ 85383-0000 1 500000 O N 24 01 10.25 0 0 0 896.11 0 0 0 0 0 10636892 01 NV 89145-0000 1 136500 O N 24 01 11.5 0 0 0 270.35 0 0 0 0 0 10636894 05 IN 46241-0000 1 72000 O N 36 01 9.55 0 0 0 608.05 0 0 0 0 0 10636898 05 NY 14174-0000 1 140000 O N 0 01 7.4 E 4.94 4.49 09/01/2008 09/01/2008 10/01/2008 6 678.54 N S 0.125 1 6 10.4 7.4 10636900 03 PA 18466-0000 1 174900 O N 24 01 9.3 E 6.84 6.39 09/01/2008 09/01/2008 10/01/2008 6 1445.21 N S 0.125 1 6 12.3 9.3 10636902 05 IN 46342-0000 1 149900 O N 24 01 9.3 E 6.69 6.24 09/01/2008 09/01/2008 10/01/2008 6 1238.63 N S 0.125 1 6 12.3 9.3 10636906 05 NC 28704-0000 1 275000 O N 0 01 12.65 0 0 0 593.41 0 0 0 0 0 10636910 05 IL 60436-0000 1 161000 O N 36 01 7.2 0 0 0 928.93 0 0 0 0 0 10636912 05 TX 77489-0000 1 153990 O N 24 01 8.7 E 6.09 5.64 09/01/2008 09/01/2008 10/01/2008 6 1205.95 N S 0.125 1 6 11.7 8.7 10636916 05 ME 04911-0000 1 146000 O N 0 01 8.1 E 5.64 5.19 09/01/2008 09/01/2008 10/01/2008 6 740.75 N S 0.125 1 6 11.1 8.1 10636918 05 IL 60619-0000 1 230000 O N 0 01 8.25 E 5.34 4.89 09/01/2008 09/01/2008 10/01/2008 6 1382.34 N S 0.125 1 6 11.25 8.25 10636920 01 IL 60612-0000 1 287000 O N 0 01 11.7 0 0 0 577.21 0 0 0 0 0 10636922 05 SC 29461-0000 1 122000 O N 0 01 8.45 0 0 0 780.69 0 0 0 0 0 10636924 05 AR 72959-0000 1 102000 O N 36 01 10.65 0 0 0 944.5 0 0 0 0 0 10636932 05 AZ 85381-0000 1 269000 O N 24 01 10 0 0 0 472.14 0 0 0 0 0 10636934 05 TX 77035-0000 1 123800 O N 0 01 9.99 0 0 0 217.11 0 0 0 0 0 10636936 05 AZ 85207-0000 1 198500 N Y 24 01 8.15 E 5.69 5.24 09/01/2008 09/01/2008 10/01/2008 6 1081.09 N S 0.125 1 6 11.15 8.15 10636938 05 AZ 85323-0000 1 245000 O N 24 01 7.25 E 4.79 4.34 09/01/2008 09/01/2008 10/01/2008 6 927.76 N S 0.125 1 6 10.25 7.25 10636940 05 CA 93536-0000 1 525000 O N 36 01 7.14 E 4.53 4.08 08/01/2011 08/01/2011 09/01/2011 6 2439.5 N S 0.125 1 6 10.14 7.14 10636942 05 AZ 85015-0000 1 165000 O N 24 01 6.8 E 4.19 3.74 09/01/2008 09/01/2008 10/01/2008 6 914.33 N S 0.125 1 6 9.8 6.8 10636944 05 CA 95829-0000 1 336000 O Y 24 01 9.59 E 6.98 6.53 09/01/2008 09/01/2008 10/01/2008 6 2745.36 N S 0.125 1 6 12.59 9.59 10636948 05 DE 19702-0000 1 340000 O N 24 01 9.5 E 7.04 6.59 09/01/2008 09/01/2008 10/01/2008 6 2573.02 N S 0.125 1 6 12.5 9.5 10636950 07 PA 19135-0000 1 138000 O Y 24 01 9.15 E 6.69 6.24 09/01/2008 09/01/2008 10/01/2008 6 810.34 N S 0.125 1 6 12.15 9.15 10636952 05 NM 87401-0000 1 279000 O N 0 01 11.8 0 0 0 565.39 0 0 0 0 0 10636954 05 CA 95963-0000 1 291500 O N 24 01 8.59 E 5.98 5.53 09/01/2008 09/01/2008 10/01/2008 6 1669.33 N S 0.125 1 6 11.59 8.59 10636956 05 NC 28112-0000 1 176900 O N 0 01 10.5 0 0 0 323.64 0 0 0 0 0 10636958 05 SC 29058-0000 1 80000 O N 0 01 10.35 E 7.89 7.44 09/01/2008 09/01/2008 10/01/2008 6 722.84 N S 0.125 1 6 13.35 10.35 10636962 05 MT 59044-0000 1 92000 O N 36 01 8.6 0 0 0 571.15 0 0 0 0 0 10636964 05 IL 60504-0000 1 295000 O N 0 01 10.495 E 5.45 5 09/01/2008 09/01/2008 10/01/2008 6 2404.79 N S 0.125 1 6 13.495 10.495 10636966 05 GA 30035-0000 1 152000 O N 0 01 9.95 E 7.34 6.89 09/01/2009 09/01/2009 10/01/2009 6 1245.28 N S 0.125 1 6 12.95 9.95 10636968 05 TX 76123-0000 1 187000 O N 0 01 9.99 0 0 0 327.94 0 0 0 0 0 10636970 05 KY 40737-0000 1 80000 O N 36 01 10.125 0 0 0 709.46 0 0 0 0 0 10636972 05 NJ 07522-0000 2 400000 O Y 0 01 7.55 0 0 0 2117.67 0 0 0 0 0 10636974 05 TN 37215-0000 1 350000 O N 24 01 8.7 E 6.24 5.79 09/01/2008 09/01/2008 10/01/2008 6 2192.77 N S 0.125 1 6 11.7 8.7 10636976 05 NY 12885-0000 1 175430 O N 12 01 11.7 0 0 0 352.82 0 0 0 0 0 10636978 05 FL 34772-0000 1 185000 O N 36 01 10.75 0 0 0 345.39 0 0 0 0 0 10636980 05 NC 27260-0000 1 130000 O N 0 01 10.25 0 0 0 1164.94 0 0 0 0 0 10636982 05 CT 06108-0000 1 190000 O N 36 01 7.4 E 4.9 4.45 09/01/2009 09/01/2009 10/01/2009 6 1052.42 N S 0.125 1 6 10.4 7.4 10636984 05 GA 30045-0000 1 282090 O N 0 01 7.8 E 5.34 4.89 09/01/2008 09/01/2008 10/01/2008 6 1466.86 N S 0.125 1 6 10.8 7.8 10636986 05 LA 70815-0000 1 139000 O N 36 01 10.3 0 0 0 1125.68 0 0 0 0 0 10636988 05 GA 30281-0000 1 132500 O N 0 01 8.45 E 5.84 5.39 09/01/2009 09/01/2009 10/01/2009 6 912.71 N S 0.125 1 6 11.45 8.45 10636990 05 GA 30316-0000 1 190000 O N 0 01 11.5 0 0 0 376.32 0 0 0 0 0 10636994 05 NY 14787-0000 1 74200 O N 12 01 12.15 0 0 0 733.22 0 0 0 0 0 10636996 05 NC 28349-0000 1 83000 O N 0 01 9.95 0 0 0 653.65 0 0 0 0 0 10636998 03 TX 77449-0000 1 125000 O N 0 01 9.99 0 0 0 219.21 0 0 0 0 0 10637000 05 MD 20716-0000 1 590000 O N 0 01 7.55 E 5.09 4.64 09/01/2011 09/01/2011 10/01/2011 6 3130.11 N S 0.125 1 6 10.55 7.55 10637002 05 IL 60153-0000 2 219000 O N 0 01 9.05 E 5.8 5.35 09/01/2008 09/01/2008 10/01/2008 6 1281.04 N S 0.125 1 6 12.05 9.05 10637004 05 MA 02718-0000 1 324000 O N 0 01 7.2 E 4.59 4.14 09/01/2011 09/01/2011 10/01/2011 6 1595.16 N S 0.125 1 6 10.2 7.2 10637006 05 SC 29403-0000 1 252000 O Y 36 01 8.7 0 0 0 1593.98 0 0 0 0 0 10637008 07 MD 20747-0000 1 295000 O Y 0 01 7.85 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 1614.43 N S 0.125 1 6 10.85 7.85 10637012 05 IL 60624-0000 3 275000 N Y 0 01 8.7 E 5.75 5.3 09/01/2008 09/01/2008 10/01/2008 6 1543.47 N S 0.125 1 6 11.7 8.7 10637014 05 TX 75006-0000 1 83000 O N 0 01 8.9 E 6.44 5.99 09/01/2009 09/01/2009 10/01/2009 6 529.5 N S 0.125 1 6 11.9 8.9 10637016 05 UT 84088-0000 1 166400 O N 0 01 11.35 0 0 0 325.77 0 0 0 0 0 10637018 05 IL 60505-0000 1 206000 O N 0 01 10.2 0 0 0 367.67 0 0 0 0 0 10637020 05 NJ 07063-0000 1 282000 O N 0 01 9.15 E 6.69 6.24 09/01/2008 09/01/2008 10/01/2008 6 2184.57 N S 0.125 1 6 12.15 9.15 10637022 05 SD 57701-0000 1 165000 O N 24 01 8.25 E 5.75 5.3 09/01/2008 09/01/2008 10/01/2008 6 788.83 N S 0.125 1 6 11.25 8.25 10637024 07 MD 20602-0000 1 315000 O N 0 01 10.45 0 0 0 573.94 0 0 0 0 0 10637026 01 IL 60056-0000 1 180000 O N 36 01 7.45 0 0 0 1127.19 0 0 0 0 0 10637030 05 IL 60139-0000 1 325000 O N 0 01 11.5 0 0 0 643.69 0 0 0 0 0 10637032 05 IN 46835-0000 1 134900 O N 24 01 9 E 6.39 5.94 09/01/2008 09/01/2008 10/01/2008 6 1085.44 N S 0.125 1 6 12 9 10637034 07 MN 55434-0000 1 179900 O N 0 01 10.2 0 0 0 321.09 0 0 0 0 0 10637038 05 NY 10963-0000 1 335000 O N 0 01 8.7 E 6.2 5.75 09/01/2008 09/01/2008 10/01/2008 6 2098.8 N S 0.125 1 6 11.7 8.7 10637040 05 IL 60638-0000 1 280000 O N 0 01 11.2 0 0 0 541.79 0 0 0 0 0 10637044 05 NY 12056-0000 1 132500 O N 12 01 8.75 0 0 0 1042.38 0 0 0 0 0 10637046 05 OK 73644-0000 1 80000 O N 36 01 9.75 0 0 0 687.33 0 0 0 0 0 10637048 01 SC 29582-0000 1 119900 O N 0 01 11.5 0 0 0 237.48 0 0 0 0 0 10637050 05 NV 89115-0000 1 230000 O Y 24 01 8.15 E 5.54 5.09 09/01/2008 09/01/2008 10/01/2008 6 1300.13 N S 0.125 1 6 11.15 8.15 10637052 05 TX 79936-0000 1 124500 O N 0 01 7.85 0 0 0 720.45 0 0 0 0 0 10637054 05 AZ 85296-0000 1 640000 O Y 0 01 10.05 E 7.44 6.99 08/01/2009 08/01/2009 09/01/2009 6 4640.73 N S 0.125 1 6 13.05 10.05 10637056 05 TN 37934-0000 1 135000 O N 36 01 6.85 0 0 0 655.26 0 0 0 0 0 10637058 05 NV 89030-0000 1 190000 O N 24 01 8.85 E 6.24 5.79 09/01/2008 09/01/2008 10/01/2008 6 1401.25 N S 0.125 1 6 11.85 8.85 10637060 07 MD 21136-0000 1 282000 O N 0 01 7.5 E 4.89 4.44 09/01/2008 09/01/2008 10/01/2008 6 1478.84 N S 0.125 1 6 10.5 7.5 10637062 05 IL 60473-0000 1 130000 O Y 0 01 8.45 E 5.54 5.09 09/01/2008 09/01/2008 10/01/2008 6 892.08 N S 0.125 1 6 11.45 8.45 10637064 05 FL 33543-0000 1 300000 O N 24 01 11.35 0 0 0 386.66 0 0 0 0 0 10637068 05 CA 90602-0000 1 560000 O Y 24 01 7.79 E 5.18 4.73 09/01/2008 09/01/2008 10/01/2008 6 2990.25 N S 0.125 1 6 10.79 7.79 10637070 05 IL 60056-0000 1 427000 O N 12 01 7.85 E 4.99 4.54 09/01/2008 09/01/2008 10/01/2008 6 2653.63 N S 0.125 1 6 10.85 7.85 10637072 05 AZ 85033-0000 1 213000 O N 24 01 7.75 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 909.85 N S 0.125 1 6 10.75 7.75 10637074 05 PA 18080-0000 1 136000 O N 24 01 8.2 E 5.74 5.29 09/01/2008 09/01/2008 10/01/2008 6 810.87 N S 0.125 1 6 11.2 8.2 10637076 05 CA 92571-0000 1 320000 O Y 24 01 7.74 E 5.13 4.68 09/01/2008 09/01/2008 10/01/2008 6 1730.25 N S 0.125 1 6 10.74 7.74 10637078 05 SC 29335-0000 1 79000 O N 0 01 10.95 0 0 0 644.45 0 0 0 0 0 10637080 05 NJ 07724-0000 1 425000 O N 0 01 8.55 E 6.09 5.64 09/01/2008 09/01/2008 10/01/2008 6 3282.96 N S 0.125 1 6 11.55 8.55 10637084 03 FL 32246-0000 1 290000 O N 36 01 8.8 0 0 0 2177.21 0 0 0 0 0 10637086 05 TX 75217-0000 1 78000 O N 36 01 8.55 0 0 0 482.02 0 0 0 0 0 10637088 05 AL 35210-0000 1 111000 O N 24 01 7.95 E 5.34 4.89 09/01/2008 09/01/2008 10/01/2008 6 635.35 N S 0.125 1 6 10.95 7.95 10637090 01 IL 60638-0000 1 205000 O N 0 01 8.5 E 5.59 5.14 09/01/2008 09/01/2008 10/01/2008 6 1147.15 N S 0.125 1 6 11.5 8.5 10637092 05 OR 97015-0000 1 380000 O N 24 01 7.9 E 5.29 4.84 09/01/2008 09/01/2008 10/01/2008 6 2126.42 N S 0.125 1 6 10.9 7.9 10637094 05 VA 22485-0000 1 455000 O Y 24 01 7.3 E 4.84 4.39 09/01/2008 09/01/2008 10/01/2008 6 2341.76 N S 0.125 1 6 10.3 7.3 10637096 05 MN 55409-0000 2 530000 O N 0 01 11.7 0 0 0 1065.92 0 0 0 0 0 10637100 03 AZ 85222-0000 1 300000 O N 24 01 10 0 0 0 394.91 0 0 0 0 0 10637102 05 OK 73162-0000 1 186000 O N 24 01 7.55 E 5.05 4.6 09/01/2008 09/01/2008 10/01/2008 6 1045.54 N S 0.125 1 6 10.55 7.55 10637104 05 NC 27616-0000 1 163000 O N 0 01 7.2 E 4.74 4.29 09/01/2008 09/01/2008 10/01/2008 6 885.14 N S 0.125 1 6 10.2 7.2 10637106 05 TX 77049-0000 1 95000 O N 0 01 10.6 E 8.05 7.6 09/01/2008 09/01/2008 10/01/2008 6 654.78 N S 0.125 1 6 13.6 10.6 10637108 05 SC 29412-0000 1 210000 O N 0 01 8.7 E 6.24 5.79 09/01/2008 09/01/2008 10/01/2008 6 1397.9 N S 0.125 1 6 11.7 8.7 10637110 05 IN 46158-0000 1 118000 O N 24 01 8.85 0 0 0 936.75 0 0 0 0 0 10637112 05 CA 95372-0000 1 370000 O Y 24 01 8.64 E 6.03 5.58 09/01/2008 09/01/2008 10/01/2008 6 2138.32 N S 0.125 1 6 11.64 8.64 10637114 05 AL 35806-0000 1 344900 O Y 24 01 7.85 E 5.24 4.79 09/01/2008 09/01/2008 10/01/2008 6 1887.52 N S 0.125 1 6 10.85 7.85 10637116 05 AZ 85323-0000 1 430000 O N 12 01 8.09 E 5.48 5.03 08/01/2008 08/01/2008 09/01/2008 6 2157.34 N S 0.125 1 6 11.09 8.09 10637118 05 OR 97601-0000 1 185000 O N 24 01 7.7 E 5.24 4.79 09/01/2008 09/01/2008 10/01/2008 6 1055.19 N S 0.125 1 6 10.7 7.7 10637120 05 NJ 07018-0000 1 240000 O N 0 01 9.25 E 6.7 6.25 09/01/2008 09/01/2008 10/01/2008 6 1340.97 N S 0.125 1 6 12.25 9.25 10637122 05 VA 23453-0000 1 291000 O Y 24 01 7.29 E 4.68 4.23 09/01/2008 09/01/2008 10/01/2008 6 1495.99 N S 0.125 1 6 10.29 7.29 10637126 05 TX 77433-0000 1 70000 O N 36 01 10.7 0 0 0 585.73 0 0 0 0 0 10637128 05 NJ 08043-0000 1 262000 O N 0 01 8.3 E 5.69 5.24 09/01/2008 09/01/2008 10/01/2008 6 1582.03 N S 0.125 1 6 11.3 8.3 10637130 05 OK 73099-0000 1 142000 O N 24 01 9.55 E 6.94 6.49 09/01/2008 09/01/2008 10/01/2008 6 1079.28 N S 0.125 1 6 12.55 9.55 10637132 05 CA 95383-0000 1 488000 O N 24 01 10.25 0 0 0 874.6 0 0 0 0 0 10637134 05 MD 21901-0000 1 268000 O Y 0 01 7.55 E 4.94 4.49 09/01/2008 09/01/2008 10/01/2008 6 1241.48 N S 0.125 1 6 10.55 7.55 10637136 05 WA 98528-0000 1 150000 O N 24 01 6.8 E 4.34 3.89 09/01/2008 09/01/2008 10/01/2008 6 782.32 N S 0.125 1 6 9.8 6.8 10637138 05 TX 77545-0000 1 221496 O Y 24 01 8.85 E 6.39 5.94 09/01/2008 09/01/2008 10/01/2008 6 1346.39 N S 0.125 1 6 11.85 8.85 10637140 05 NJ 08820-0000 1 400000 O N 0 01 9.45 E 6.99 6.54 09/01/2008 09/01/2008 10/01/2008 6 2888.37 N S 0.125 1 6 12.45 9.45 10637144 05 MO 63385-0000 1 229000 O N 24 01 9.75 E 7.25 6.8 09/01/2008 09/01/2008 10/01/2008 6 1869.1 N S 0.125 1 6 12.75 9.75 10637146 05 VA 24179-0000 1 64000 O N 36 01 10.4 0 0 0 580.66 0 0 0 0 0 10637150 05 NC 28215-0000 1 133000 O N 0 01 6.95 E 4.49 4.04 09/01/2008 09/01/2008 10/01/2008 6 704.32 N S 0.125 1 6 9.95 6.95 10637152 05 CA 95687-0000 1 340000 N Y 0 01 8.19 E 5.58 5.13 09/01/2008 09/01/2008 10/01/2008 6 2050.77 N S 0.125 1 6 11.19 8.19 10637154 05 TX 77530-0000 1 106000 O N 36 01 9.83 0 0 0 916.94 0 0 0 0 0 10637156 05 AZ 85212-0000 1 290000 O N 24 01 8.75 E 6.14 5.69 09/01/2008 09/01/2008 10/01/2008 6 1939.22 N S 0.125 1 6 11.75 8.75 10637158 05 IL 60085-0000 1 220000 O N 0 01 8.45 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 1239.34 N S 0.125 1 6 11.45 8.45 10637160 05 OK 74014-0000 1 120000 O N 24 01 8.5 E 6 5.55 09/01/2008 09/01/2008 10/01/2008 6 830.43 N S 0.125 1 6 11.5 8.5 10637162 05 VA 23223-0000 1 175275 O N 36 01 7.7 0 0 0 999.72 0 0 0 0 0 10637164 05 NJ 08750-0000 1 650000 O N 0 01 8.05 0 0 0 4312.94 0 0 0 0 0 10637166 05 NC 28469-0000 1 175000 O N 24 01 9.05 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 1272.96 N S 0.125 1 6 12.05 9.05 10637168 05 NC 28739-0000 1 425000 O N 24 01 7.99 E 5.38 4.93 09/01/2008 09/01/2008 10/01/2008 6 2803.99 N S 0.125 1 6 10.99 7.99 10637170 05 IN 46060-0000 1 217000 O N 36 01 7.95 0 0 0 1426.25 0 0 0 0 0 10637172 05 TN 37312-0000 1 120000 O N 24 01 9.7 E 7.15 6.7 09/01/2008 09/01/2008 10/01/2008 6 923.93 N S 0.125 1 6 12.7 9.7 10637174 05 TX 75146-0000 1 159646 O N 0 01 9.99 0 0 0 279.97 0 0 0 0 0 10637178 05 GA 30680-0000 1 168000 O N 0 01 7.9 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 884.8 N S 0.125 1 6 10.9 7.9 10637180 05 FL 33185-0000 1 340000 O Y 36 01 8.9 E 6.35 5.9 09/01/2009 09/01/2009 10/01/2009 6 2153.56 N S 0.125 1 6 11.9 8.9 10637182 05 NC 27834-0000 1 99000 O N 0 01 9.925 0 0 0 733.82 0 0 0 0 0 10637184 05 MS 39532-0000 1 130000 O N 12 01 9.7 0 0 0 1112.14 0 0 0 0 0 10637186 05 NC 27406-0000 1 75000 O N 0 01 11.6 0 0 0 613.73 0 0 0 0 0 10637188 05 PA 15642-0000 1 150000 O N 36 01 8.1 0 0 0 888.9 0 0 0 0 0 10637190 05 TX 77489-0000 1 74350 O N 36 01 7.95 0 0 0 433.43 0 0 0 0 0 10637192 05 SC 29418-0000 1 110000 O N 0 01 10.15 E 7.6 7.15 09/01/2008 09/01/2008 10/01/2008 6 879.79 N S 0.125 1 6 13.15 10.15 10637196 05 SC 29407-0000 1 208000 O N 36 01 11.35 0 0 0 1832.44 0 0 0 0 0 10637198 05 WA 98375-0000 1 360000 O N 36 01 8.75 0 0 0 2112.3 0 0 0 0 0 10637200 05 MN 55912-0000 1 110000 O N 36 01 8.6 0 0 0 682.9 0 0 0 0 0 10637202 05 IL 60516-0000 1 282000 O N 12 01 7.99 E 5.19 4.74 09/01/2008 09/01/2008 10/01/2008 6 1653.81 N S 0.125 1 6 10.99 7.99 10637204 05 TX 75040-0000 1 98000 O N 0 01 10.325 E 7.775 7.325 09/01/2008 09/01/2008 10/01/2008 6 530.19 N S 0.125 1 6 13.325 10.325 10637206 05 CA 90620-0000 1 554000 O N 24 01 10.4 0 0 0 1005.26 0 0 0 0 0 10637208 05 MD 20715-0000 1 384900 O N 0 01 11.8 0 0 0 780 0 0 0 0 0 10637210 05 NJ 07050-0000 2 320000 O N 0 01 7.9 E 5.35 4.9 09/01/2008 09/01/2008 10/01/2008 6 1860.63 N S 0.125 1 6 10.9 7.9 10637212 05 NJ 08046-0000 1 215000 O N 0 01 10.5 E 7.95 7.5 09/01/2008 09/01/2008 10/01/2008 6 1770.03 N S 0.125 1 6 13.5 10.5 10637214 05 TX 75070-0000 1 169850 O N 0 01 9.99 0 0 0 297.87 0 0 0 0 0 10637216 05 TX 75206-0000 1 420000 O N 0 01 9.99 0 0 0 736.54 0 0 0 0 0 10637220 05 TX 75975-0000 1 90000 O N 0 01 9.3 0 0 0 743.18 0 0 0 0 0 10637222 05 TN 37167-0000 1 162000 O N 36 01 8.99 0 0 0 1302.33 0 0 0 0 0 10637224 05 KY 42027-0000 1 80000 O N 24 01 9.45 E 6.9 6.45 09/01/2008 09/01/2008 10/01/2008 6 535.82 N S 0.125 1 6 12.45 9.45 10637228 05 TX 75234-0000 1 145000 O N 0 01 8.15 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 848.45 N S 0.125 1 6 11.15 8.15 10637230 05 GA 30188-0000 1 146000 O Y 0 01 8.15 E 5.69 5.24 09/01/2008 09/01/2008 10/01/2008 6 825.3 N S 0.125 1 6 11.15 8.15 10637232 05 GA 30188-0000 1 146000 O N 0 01 11.45 0 0 0 288.06 0 0 0 0 0 10637234 05 PA 15147-0000 1 92000 O N 0 01 9.85 E 7.3 6.85 09/01/2008 09/01/2008 10/01/2008 6 433.26 N S 0.125 1 6 12.85 9.85 10637236 05 PA 15601-0000 1 135400 O N 36 01 7 0 0 0 720.66 0 0 0 0 0 10637238 05 OH 43065-0000 1 735000 O N 24 01 7.9 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 4273.62 N S 0.125 1 6 10.9 7.9 10637240 05 VA 23188-0000 1 299000 O N 36 01 9.95 E 7.49 7.04 09/01/2009 09/01/2009 10/01/2009 6 2220.97 N S 0.125 1 6 12.95 9.95 10637246 05 WA 98036-0000 1 360000 O Y 24 01 9.65 E 7.1 6.65 09/01/2008 09/01/2008 10/01/2008 6 2070.81 N S 0.125 1 6 12.65 9.65 10637248 05 AZ 85205-0000 1 165500 O N 24 01 7 E 4.45 4 09/01/2008 09/01/2008 10/01/2008 6 880.87 N S 0.125 1 6 10 7 10637250 05 ID 83301-0000 1 155000 O N 36 01 9.225 0 0 0 1272.34 0 0 0 0 0 10637252 05 WA 98387-0000 1 316000 O Y 24 01 7.55 E 5 4.55 09/01/2008 09/01/2008 10/01/2008 6 1672.96 N S 0.125 1 6 10.55 7.55 10637256 05 AL 36695-0000 1 160000 O N 36 01 8.9 0 0 0 1275.91 0 0 0 0 0 10637260 05 AZ 85243-0000 1 212950 O N 24 01 7.85 E 5.3 4.85 09/01/2008 09/01/2008 10/01/2008 6 1155.17 N S 0.125 1 6 10.85 7.85 10637262 05 NJ 08081-0000 1 225000 O Y 0 01 7.95 E 5.4 4.95 09/01/2008 09/01/2008 10/01/2008 6 1400.42 N S 0.125 1 6 10.95 7.95 10637264 05 WA 98445-0000 1 235000 O N 0 01 11.25 0 0 0 342.37 0 0 0 0 0 10637270 05 IL 61517-0000 1 100000 O N 0 01 10.2 E 5.35 4.9 09/01/2008 09/01/2008 10/01/2008 6 758.53 N S 0.125 1 6 13.2 10.2 10637272 05 MD 21919-0000 1 147000 O N 0 01 7.25 0 0 0 802.24 0 0 0 0 0 10637274 05 NC 28214-0000 1 124900 O N 0 01 8.55 E 6 5.55 09/01/2008 09/01/2008 10/01/2008 6 711.93 N S 0.125 1 6 11.55 8.55 10637276 05 IL 60110-0000 1 162000 O N 0 01 8.35 E 5.35 4.9 09/01/2008 09/01/2008 10/01/2008 6 1044.2 N S 0.125 1 6 11.35 8.35 10637280 05 FL 32210-0000 1 139900 O Y 36 01 8.745 E 6.195 5.745 08/01/2009 08/01/2009 09/01/2009 6 1051.76 N S 0.125 1 6 11.745 8.745 10637282 05 PA 19119-0000 1 150000 O N 24 01 7.6 E 5.1 4.65 09/01/2008 09/01/2008 10/01/2008 6 564.86 N S 0.125 1 6 10.6 7.6 10637284 05 MD 21771-0000 1 560000 O N 0 01 7.95 E 5.4 4.95 09/01/2008 09/01/2008 10/01/2008 6 2968 N S 0.125 1 6 10.95 7.95 10637286 05 TX 77449-0000 1 154500 O N 0 01 9.99 0 0 0 270.95 0 0 0 0 0 10637288 05 KY 40067-0000 1 126400 O N 36 01 7.79 0 0 0 727.24 0 0 0 0 0 10637290 05 MA 01013-0000 1 163000 O N 0 01 8.9 E 6.35 5.9 09/01/2008 09/01/2008 10/01/2008 6 1169.85 N S 0.125 1 6 11.9 8.9 10637292 05 MS 38655-0000 1 125500 O N 24 01 11.4 0 0 0 246.65 0 0 0 0 0 10637294 05 TX 78589-0000 1 122000 O N 36 01 8.5 0 0 0 750.39 0 0 0 0 0 10637300 05 PA 17013-0000 1 115540 O N 24 01 7.875 E 5.325 4.875 09/01/2008 09/01/2008 10/01/2008 6 670.19 N S 0.125 1 6 10.875 7.875 10637302 05 IL 60164-0000 1 250000 O N 36 01 7.9 0 0 0 1448.34 0 0 0 0 0 10637304 05 ME 04769-0000 1 67000 O N 0 01 10.4 E 7.85 7.4 09/01/2008 09/01/2008 10/01/2008 6 607.88 N S 0.125 1 6 13.4 10.4 10637306 05 MN 55102-0000 1 202000 O N 0 01 11.7 0 0 0 406.26 0 0 0 0 0 10637308 05 MI 49068-0000 1 180000 O N 24 01 7.95 E 5.4 4.95 09/01/2008 09/01/2008 10/01/2008 6 1117.34 N S 0.125 1 6 10.95 7.95 10637310 05 MD 21040-0000 1 400100 O N 0 01 11.45 0 0 0 789.38 0 0 0 0 0 10637312 05 NY 14216-0000 1 87000 O N 12 01 9.55 0 0 0 675.95 0 0 0 0 0 10637314 05 PA 18519-0000 4 148000 N N 36 01 8.3 0 0 0 1005.38 0 0 0 0 0 10637316 05 SC 29418-0000 1 159400 O N 0 01 10.55 E 8 7.55 09/01/2008 09/01/2008 10/01/2008 6 1464.06 N S 0.125 1 6 13.55 10.55 10637318 05 TX 77084-0000 1 342770 O N 24 01 8.1 E 5.55 5.1 09/01/2008 09/01/2008 10/01/2008 6 2285.14 N S 0.125 1 6 11.1 8.1 10637320 05 OH 44319-0000 2 338000 O N 36 01 7.825 E 5.275 4.825 09/01/2009 09/01/2009 10/01/2009 6 1983.64 N S 0.125 1 6 10.825 7.825 10637324 05 WA 98922-0000 1 156000 N N 12 01 9.4 E 6.85 6.4 09/01/2008 09/01/2008 10/01/2008 6 845.24 N S 0.125 1 6 12.4 9.4 10637326 05 NY 14036-0000 1 229000 O N 12 01 9.65 0 0 0 1853.14 0 0 0 0 0 10637328 05 NJ 07060-0000 3 600000 O Y 0 01 8.9 E 6.35 5.9 09/01/2008 09/01/2008 10/01/2008 6 4123.83 N S 0.125 1 6 11.9 8.9 10637330 05 IL 60134-0000 1 290000 O Y 0 01 7.55 E 4.55 4.1 09/01/2008 09/01/2008 10/01/2008 6 1439.35 N S 0.125 1 6 10.55 7.55 10637332 07 VA 23692-0000 1 207500 O Y 36 01 9.8 0 0 0 1729.45 0 0 0 0 0 10637334 05 AZ 85308-0000 1 319950 O N 24 01 7.53 E 4.98 4.53 09/01/2008 09/01/2008 10/01/2008 6 1582.09 N S 0.125 1 6 10.53 7.53 10637338 05 CA 92506-0000 1 385000 N Y 24 01 7.49 E 4.94 4.49 09/01/2008 09/01/2008 10/01/2008 6 1709.07 N S 0.125 1 6 10.49 7.49 10637340 05 CA 92392-0000 1 488000 O Y 36 01 7.74 E 5.19 4.74 09/01/2011 09/01/2011 10/01/2011 6 3133.36 N S 0.125 1 6 10.74 7.74 10637342 05 IN 46239-0000 1 130000 O N 36 01 8 0 0 0 733.77 0 0 0 0 0 10637344 07 AZ 85023-0000 1 144900 O Y 24 01 8.4 E 5.85 5.4 09/01/2008 09/01/2008 10/01/2008 6 841 N S 0.125 1 6 11.4 8.4 10637346 05 AZ 85746-0000 1 180000 O N 36 01 8.4 0 0 0 860.88 0 0 0 0 0 10637348 05 NJ 08081-0000 1 234900 O N 0 01 9.4 E 6.85 6.4 09/01/2008 09/01/2008 10/01/2008 6 1958.06 N S 0.125 1 6 12.4 9.4 10637350 05 UT 84037-0000 1 318220 O N 0 01 10.1 0 0 0 563.24 0 0 0 0 0 10637352 05 LA 70785-0000 1 188600 O N 24 01 7.45 E 4.9 4.45 09/01/2008 09/01/2008 10/01/2008 6 1049.82 N S 0.125 1 6 10.45 7.45 10637354 05 FL 34287-0000 1 158000 O N 36 01 7.99 E 5.44 4.99 09/01/2009 09/01/2009 10/01/2009 6 984.51 N S 0.125 1 6 10.99 7.99 10637356 05 TN 37724-0000 1 125000 O N 24 01 9.31 0 0 0 206.76 0 0 0 0 0 10637358 05 NJ 08021-0000 1 191500 O N 0 01 9.5 E 6.95 6.5 09/01/2008 09/01/2008 10/01/2008 6 1610.24 N S 0.125 1 6 12.5 9.5 10637360 05 AZ 85388-0000 1 239000 O N 24 01 10.15 0 0 0 424.79 0 0 0 0 0 10637362 05 PA 17855-0000 3 108000 O N 24 01 8.8 E 6.25 5.8 09/01/2008 09/01/2008 10/01/2008 6 682.8 N S 0.125 1 6 11.8 8.8 10637364 05 IL 60639-0000 2 367000 O N 0 01 8.4 E 5.4 4.95 09/01/2008 09/01/2008 10/01/2008 6 2338.85 N S 0.125 1 6 11.4 8.4 10637366 05 RI 02915-0000 1 266000 O N 12 01 9.15 E 6.6 6.15 09/01/2008 09/01/2008 10/01/2008 6 1735.26 N S 0.125 1 6 12.15 9.15 10637368 05 TN 37090-0000 1 200000 O N 24 01 9.25 E 6.7 6.25 09/01/2008 09/01/2008 10/01/2008 6 1316.29 N S 0.125 1 6 12.25 9.25 10637370 01 FL 34950-0000 1 150000 O N 36 01 9.85 E 7.3 6.85 09/01/2009 09/01/2009 10/01/2009 6 1234.78 N S 0.125 1 6 12.85 9.85 10637372 05 NY 14225-0000 1 140000 O N 12 01 8.7 0 0 0 877.11 0 0 0 0 0 10637374 05 NY 14502-0000 1 72000 O N 12 01 12.625 0 0 0 736.65 0 0 0 0 0 10637378 05 FL 33909-0000 1 195000 O Y 24 01 7.75 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 1121.5 N S 0.125 1 6 10.75 7.75 10637380 05 CA 95357-0000 1 435000 O Y 24 01 6.79 E 4.24 3.79 09/01/2008 09/01/2008 10/01/2008 6 1327.66 N S 0.125 1 6 9.79 6.79 10637382 05 FL 33541-0000 1 200000 O N 36 01 7.2 0 0 0 1126.79 0 0 0 0 0 10637384 05 NC 27569-0000 1 170000 O Y 24 01 10.3 E 7.75 7.3 09/01/2008 09/01/2008 10/01/2008 6 1483.7 N S 0.125 1 6 13.3 10.3 10637388 05 NV 89110-0000 1 230000 O N 24 01 11.5 0 0 0 455.54 0 0 0 0 0 10637390 05 CA 94066-0000 1 700000 O Y 24 01 7.09 E 4.54 4.09 09/01/2008 09/01/2008 10/01/2008 6 3516.69 N S 0.125 1 6 10.09 7.09 10637392 07 UT 84005-0000 1 139000 O Y 24 01 7.975 E 5.425 4.975 09/01/2008 09/01/2008 10/01/2008 6 915.69 N S 0.125 1 6 10.975 7.975 10637396 05 FL 34655-0000 1 223000 S N 36 01 8.25 0 0 0 1156.96 0 0 0 0 0 10637398 01 CA 94547-0000 1 360000 O N 36 01 6.9 E 4.35 3.9 09/01/2011 09/01/2011 10/01/2011 6 1759.5 N S 0.125 1 6 9.9 6.9 10637400 05 IL 60620-0000 1 197000 O Y 24 01 7.65 E 5.05 4.6 09/01/2008 09/01/2008 10/01/2008 6 950.24 N S 0.125 1 6 10.65 7.65 10637402 05 CO 80219-0000 1 175000 O Y 0 01 8.05 E 5.5 5.05 09/01/2008 09/01/2008 10/01/2008 6 978.7 N S 0.125 1 6 11.05 8.05 10637404 05 TN 37172-0000 1 165000 O N 24 01 9.31 0 0 0 272.92 0 0 0 0 0 10637406 05 TN 37087-0000 1 170000 O N 24 01 8.6 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 1055.38 N S 0.125 1 6 11.6 8.6 10637408 05 FL 32765-0000 1 561000 N N 36 01 8.59 0 0 0 3262.08 0 0 0 0 0 10637410 05 OK 73116-0000 1 233500 O N 0 01 10.4 0 0 0 360.15 0 0 0 0 0 10637412 05 IN 46383-0000 1 162500 O N 24 01 11.4 0 0 0 319.37 0 0 0 0 0 10637414 05 GA 30045-0000 1 215170 O N 0 01 10.25 0 0 0 385.64 0 0 0 0 0 10637416 05 PA 17110-0000 1 93900 O N 0 01 10.15 0 0 0 167.08 0 0 0 0 0 10637418 05 GA 30342-0000 1 650000 O N 0 01 8.35 E 5.8 5.35 09/01/2008 09/01/2008 10/01/2008 6 4206.32 N S 0.125 1 6 11.35 8.35 10637420 05 MS 39401-0000 1 85000 O N 24 01 10.65 E 8.1 7.65 09/01/2008 09/01/2008 10/01/2008 6 708.37 N S 0.125 1 6 13.65 10.65 10637424 05 MI 48818-0000 1 127000 O Y 24 01 7.45 E 4.9 4.45 09/01/2008 09/01/2008 10/01/2008 6 379.54 N S 0.125 1 6 10.45 7.45 10637428 05 IL 60104-0000 1 158000 O N 0 01 8.69 E 5.69 5.24 09/01/2008 09/01/2008 10/01/2008 6 1236.23 N S 0.125 1 6 11.69 8.69 10637432 05 GA 30519-0000 1 285750 O N 0 01 10.55 0 0 0 2493.31 0 0 0 0 0 10637434 05 WI 53212-0000 2 172000 O N 36 01 9.4 0 0 0 1433.74 0 0 0 0 0 10637438 05 VA 23236-0000 1 270000 O N 24 01 8.25 E 5.7 5.25 09/01/2008 09/01/2008 10/01/2008 6 1622.74 N S 0.125 1 6 11.25 8.25 10637442 05 DE 19904-0000 1 195000 O Y 24 01 8.6 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 1227.73 N S 0.125 1 6 11.6 8.6 10637444 05 LA 70068-0000 1 129000 O Y 36 01 8.9 0 0 0 886.63 0 0 0 0 0 10637448 05 DE 19904-0000 1 213000 O N 24 01 8.29 E 5.74 5.29 09/01/2008 09/01/2008 10/01/2008 6 1364.89 N S 0.125 1 6 11.29 8.29 10637450 05 GA 31061-0000 2 130000 N N 36 01 9.55 0 0 0 1042.97 0 0 0 0 0 10637452 05 OH 44444-0000 1 118900 O N 24 01 10.25 0 0 0 213.1 0 0 0 0 0 10637454 05 WA 98597-0000 1 295000 O Y 0 01 8.65 E 6.1 5.65 09/01/2008 09/01/2008 10/01/2008 6 1757.09 N S 0.125 1 6 11.65 8.65 10637460 05 CA 90503-0000 1 700000 O Y 24 01 7.64 E 5.09 4.64 09/01/2008 09/01/2008 10/01/2008 6 3743.27 N S 0.125 1 6 10.64 7.64 10637462 05 CO 80922-0000 1 270000 O N 36 01 8.3 E 5.75 5.3 09/01/2009 09/01/2009 10/01/2009 6 1494 N S 0.125 1 6 11.3 8.3 10637464 05 FL 32250-0000 1 400000 O N 36 01 8.15 0 0 0 1484.78 0 0 0 0 0 10637466 05 PA 19128-0000 1 206000 O Y 24 01 7.4 E 4.85 4.4 09/01/2008 09/01/2008 10/01/2008 6 1054.13 N S 0.125 1 6 10.4 7.4 10637470 05 MD 21222-0000 1 210000 O N 0 01 7.9 0 0 0 1221.04 0 0 0 0 0 10637474 05 PA 19320-0000 1 150000 O N 24 01 7.45 E 4.9 4.45 09/01/2008 09/01/2008 10/01/2008 6 991.51 N S 0.125 1 6 10.45 7.45 10637478 05 IL 60534-0000 2 330000 O N 12 01 7.8 E 5 4.55 09/01/2008 09/01/2008 10/01/2008 6 1900.46 N S 0.125 1 6 10.8 7.8 10637480 05 NM 87123-0000 1 140000 N Y 0 01 7.875 E 5.325 4.875 09/01/2008 09/01/2008 10/01/2008 6 720.25 N S 0.125 1 6 10.875 7.875 10637486 05 TN 37025-0000 1 114900 O N 24 01 7.475 E 4.925 4.475 09/01/2008 09/01/2008 10/01/2008 6 641.15 N S 0.125 1 6 10.475 7.475 10637488 07 NM 87102-0000 1 120000 O N 0 01 10.35 0 0 0 216.86 0 0 0 0 0 10637490 05 OH 44138-0000 1 403000 O N 36 01 8.25 E 5.79 5.34 09/01/2009 09/01/2009 10/01/2009 6 2216.5 N S 0.125 1 6 11.25 8.25 10637492 05 MS 39466-0000 1 98000 O N 24 01 9.35 E 6.8 6.35 09/01/2008 09/01/2008 10/01/2008 6 630.75 N S 0.125 1 6 12.35 9.35 10637494 05 CA 91740-0000 1 520000 O N 12 01 11.85 0 0 0 1057.77 0 0 0 0 0 10637496 05 PA 17801-0000 1 95000 O N 24 01 9.4 E 6.85 6.4 09/01/2008 09/01/2008 10/01/2008 6 625.18 N S 0.125 1 6 12.4 9.4 10637498 05 WI 53805-0000 1 116000 O N 0 01 7.9 E 5.35 4.9 09/01/2008 09/01/2008 10/01/2008 6 674.48 N S 0.125 1 6 10.9 7.9 10637500 05 MD 20744-0000 1 540000 O N 0 01 7.49 E 4.94 4.49 09/01/2008 09/01/2008 10/01/2008 6 3394.86 N S 0.125 1 6 10.49 7.49 10637502 05 PA 16803-0000 1 215000 O N 24 01 7.55 E 5 4.55 08/01/2008 08/01/2008 09/01/2008 6 1208.55 N S 0.125 1 6 10.55 7.55 10637504 05 WA 98934-0000 1 170000 O Y 24 01 8.99 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 1048.01 N S 0.125 1 6 11.99 8.99 10637506 05 LA 70422-0000 1 120000 O N 24 01 8.575 E 6.025 5.575 09/01/2008 09/01/2008 10/01/2008 6 743.27 N S 0.125 1 6 11.575 8.575 10637508 05 DE 19934-0000 1 230000 O N 36 01 8.75 0 0 0 1447.53 0 0 0 0 0 10637512 05 GA 30157-0000 1 140000 O Y 0 01 9.85 E 7.39 6.94 09/01/2008 09/01/2008 10/01/2008 6 1055.11 N S 0.125 1 6 12.85 9.85 10637514 05 FL 32571-0000 1 166000 O Y 24 01 7.99 E 5.53 5.08 09/01/2008 09/01/2008 10/01/2008 6 922.38 N S 0.125 1 6 10.99 7.99 10637518 01 CA 91932-0000 1 570000 O Y 36 01 7.79 0 0 0 3486.36 0 0 0 0 0 10637520 05 WI 53209-0000 1 135000 O N 0 01 7.75 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 784.69 N S 0.125 1 6 10.75 7.75 10637522 05 GA 39823-0000 1 120000 O N 0 01 9.45 E 6.9 6.45 09/01/2008 09/01/2008 10/01/2008 6 853.96 N S 0.125 1 6 12.45 9.45 10637524 05 NC 28215-0000 1 121000 O N 0 01 10.5 E 7.95 7.5 09/01/2008 09/01/2008 10/01/2008 6 1051.5 N S 0.125 1 6 13.5 10.5 10637526 05 UT 84315-0000 1 236700 O Y 24 01 8.2 E 5.65 5.2 09/01/2008 09/01/2008 10/01/2008 6 1345.15 N S 0.125 1 6 11.2 8.2 10637528 05 OH 43022-0000 1 152000 O N 36 01 9.15 E 6.65 6.2 09/01/2009 09/01/2009 10/01/2009 6 619.74 N S 0.125 1 6 12.15 9.15 10637532 05 WA 98284-0000 1 260000 O N 0 01 11.5 0 0 0 514.96 0 0 0 0 0 10637534 05 IN 46835-0000 1 148900 O N 36 01 11.15 0 0 0 1434.92 0 0 0 0 0 10637536 05 NC 28753-0000 1 185000 O N 0 01 10.35 0 0 0 334.32 0 0 0 0 0 10637538 05 IL 60409-0000 1 190000 O Y 24 01 7.8 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 1156.59 N S 0.125 1 6 10.8 7.8 10637540 01 FL 33160-0000 1 135000 O N 24 01 7.95 E 5.49 5.04 09/01/2008 09/01/2008 10/01/2008 6 788.71 N S 0.125 1 6 10.95 7.95 10637542 05 TN 37874-0000 1 116000 O N 24 01 8.22 0 0 0 695.22 0 0 0 0 0 10637544 05 CT 06374-0000 1 220000 O N 24 01 7.45 E 4.9 4.45 09/01/2008 09/01/2008 10/01/2008 6 1196.77 N S 0.125 1 6 10.45 7.45 10637546 05 TN 37129-0000 1 100000 O N 24 01 9.31 0 0 0 165.41 0 0 0 0 0 10637548 05 MI 48438-0000 1 172000 O N 24 01 11.35 0 0 0 336.73 0 0 0 0 0 10637552 01 MN 55344-0000 1 263000 N Y 36 01 8.95 E 6.4 5.95 09/01/2009 09/01/2009 10/01/2009 6 1816.71 N S 0.125 1 6 11.95 8.95 10637554 05 TN 37803-0000 1 319000 O N 24 01 9.38 0 0 0 530.89 0 0 0 0 0 10637556 05 IL 60643-0000 1 200000 O N 0 01 8.65 E 5.65 5.2 09/01/2008 09/01/2008 10/01/2008 6 1325.27 N S 0.125 1 6 11.65 8.65 10637558 05 ME 04901-0000 1 154900 O N 0 01 9.2 E 6.65 6.2 09/01/2008 09/01/2008 10/01/2008 6 1268.72 N S 0.125 1 6 12.2 9.2 10637560 05 VA 22980-0000 1 189400 O N 36 01 7.8 E 5.25 4.8 09/01/2009 09/01/2009 10/01/2009 6 1090.75 N S 0.125 1 6 10.8 7.8 10637562 05 VA 23188-0000 1 223000 O N 24 01 7.35 E 4.8 4.35 09/01/2008 09/01/2008 10/01/2008 6 1152.31 N S 0.125 1 6 10.35 7.35 10637564 01 IL 60139-0000 1 130000 O N 24 01 7.99 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 828.37 N S 0.125 1 6 10.99 7.99 10637566 05 TN 37917-0000 1 66000 O N 24 01 10.49 E 8.03 7.58 09/01/2008 09/01/2008 10/01/2008 6 603.24 N S 0.125 1 6 13.49 10.49 10637570 05 FL 33406-0000 1 330000 O Y 24 01 7.95 E 5.4 4.95 09/01/2008 09/01/2008 10/01/2008 6 1939.84 N S 0.125 1 6 10.95 7.95 10637572 05 IL 62062-0000 1 145500 O N 0 01 11.4 0 0 0 285.96 0 0 0 0 0 10637574 05 GA 30096-0000 1 233500 O Y 0 01 10.9 0 0 0 1934.07 0 0 0 0 0 10637576 05 TN 37725-0000 1 189000 O Y 24 01 8.8 E 6.34 5.89 09/01/2008 09/01/2008 10/01/2008 6 1214.52 N S 0.125 1 6 11.8 8.8 10637580 05 GA 30621-0000 1 900000 O N 0 01 9.9 0 0 0 1566.35 0 0 0 0 0 10637584 05 VA 23455-0000 1 327000 O N 36 01 8.75 E 6.2 5.75 09/01/2009 09/01/2009 10/01/2009 6 2572.52 N S 0.125 1 6 11.75 8.75 10637586 05 TX 79936-0000 1 100000 O N 0 01 10.325 E 7.775 7.325 09/01/2008 09/01/2008 10/01/2008 6 721.35 N S 0.125 1 6 13.325 10.325 10637588 05 TN 37216-0000 1 186000 O N 24 01 9.31 0 0 0 307.66 0 0 0 0 0 10637590 05 IL 60639-0000 1 368000 O N 12 01 7.975 E 5.175 4.725 09/01/2008 09/01/2008 10/01/2008 6 2026.98 N S 0.125 1 6 10.975 7.975 10637592 05 IL 60148-0000 1 266000 O N 0 01 7.6 E 4.6 4.15 09/01/2008 09/01/2008 10/01/2008 6 1502.53 N S 0.125 1 6 10.6 7.6 10637596 05 MD 20634-0000 1 274500 O N 0 01 8.95 E 6.49 6.04 09/01/2008 09/01/2008 10/01/2008 6 1978.94 N S 0.125 1 6 11.95 8.95 10637598 05 TX 75235-0000 1 125000 O N 24 01 9.45 E 6.9 6.45 09/01/2008 09/01/2008 10/01/2008 6 837.21 N S 0.125 1 6 12.45 9.45 10637600 05 VA 23487-0000 1 200000 O N 36 01 8.45 0 0 0 1301.14 0 0 0 0 0 10637602 05 GA 31545-0000 1 145000 N N 36 01 7.99 0 0 0 1107.89 0 0 0 0 0 10637604 05 NC 27520-0000 1 130000 O N 0 01 7.99 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 732.42 N S 0.125 1 6 10.99 7.99 10637608 05 DE 19804-0000 1 140000 O N 24 01 8.85 E 6.39 5.94 09/01/2008 09/01/2008 10/01/2008 6 889.12 N S 0.125 1 6 11.85 8.85 10637610 05 GA 30294-0000 1 190000 O Y 36 01 8.45 0 0 0 1021.02 0 0 0 0 0 10637612 05 MO 63121-0000 1 132500 O N 24 01 8.95 E 6.4 5.95 09/01/2008 09/01/2008 10/01/2008 6 1061.37 N S 0.125 1 6 11.95 8.95 10637614 05 RI 02914-0000 3 390000 O N 12 01 8.85 0 0 0 2322.03 0 0 0 0 0 10637616 01 NJ 08854-0000 1 290000 O N 0 01 6.9 E 4.35 3.9 09/01/2008 09/01/2008 10/01/2008 6 1718.95 N S 0.125 1 6 9.9 6.9 10637618 05 WI 54304-0000 1 125400 O N 0 01 7.6 E 5.05 4.6 09/01/2009 09/01/2009 10/01/2009 6 741.38 N S 0.125 1 6 10.6 7.6 10637620 05 VA 23456-0000 1 419900 O N 36 01 9.99 0 0 0 3681.83 0 0 0 0 0 10637624 05 AZ 85017-0000 1 195000 O N 24 01 6.6 E 4.1 3.65 09/01/2008 09/01/2008 10/01/2008 6 622.7 N S 0.125 1 6 9.6 6.6 10637626 05 PA 19001-0000 1 215000 O N 36 01 7.85 0 0 0 911.41 0 0 0 0 0 10637628 05 VA 23707-0000 1 161400 O N 24 01 7.8 E 5.25 4.8 09/01/2008 09/01/2008 10/01/2008 6 813.31 N S 0.125 1 6 10.8 7.8 10637630 05 OH 43123-0000 1 226000 O N 36 01 7.9 E 5.35 4.9 09/01/2009 09/01/2009 10/01/2009 6 1314.07 N S 0.125 1 6 10.9 7.9 10637632 05 MA 01010-0000 1 300000 O N 0 01 9.68 E 7.13 6.68 09/01/2008 09/01/2008 10/01/2008 6 2305.85 N S 0.125 1 6 12.68 9.68 10637636 05 MN 55313-0000 1 354000 O Y 24 01 7.85 E 5.3 4.85 09/01/2008 09/01/2008 10/01/2008 6 1245.03 N S 0.125 1 6 10.85 7.85 10637638 05 TN 37708-0000 1 93000 O Y 24 01 10.7 E 8.15 7.7 09/01/2008 09/01/2008 10/01/2008 6 799.07 N S 0.125 1 6 13.7 10.7 10637640 05 NC 28276-0000 1 197015 O Y 24 01 7.975 E 5.425 4.975 09/01/2008 09/01/2008 10/01/2008 6 1092.93 N S 0.125 1 6 10.975 7.975 10637642 05 IL 60639-0000 2 335000 O Y 0 01 8.75 E 5.84 5.39 09/01/2008 09/01/2008 10/01/2008 6 2015.82 N S 0.125 1 6 11.75 8.75 10637644 05 CA 93033-0000 1 550000 O Y 24 01 7.99 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 3629.09 N S 0.125 1 6 10.99 7.99 10637646 05 NC 28624-0000 1 65000 O N 0 01 10.25 E 7.7 7.25 09/01/2008 09/01/2008 10/01/2008 6 448.06 N S 0.125 1 6 13.25 10.25 10637648 05 IL 60652-0000 1 210000 O Y 0 01 8.99 E 5.75 5.3 09/01/2008 09/01/2008 10/01/2008 6 1155.89 N S 0.125 1 6 11.99 8.99 10637650 05 IL 60629-0000 1 300000 O N 0 01 7.75 E 4.75 4.3 09/01/2008 09/01/2008 10/01/2008 6 1504.47 N S 0.125 1 6 10.75 7.75 10637652 05 VA 24017-0000 1 140000 O N 24 01 9.99 E 7.44 6.99 09/01/2008 09/01/2008 10/01/2008 6 1104.81 N S 0.125 1 6 12.99 9.99 10637654 05 TX 77450-0000 1 127500 O N 36 01 8.75 0 0 0 800.87 0 0 0 0 0 10637656 05 AL 35208-0000 1 118000 O N 36 01 9.3 0 0 0 828.79 0 0 0 0 0 10637658 05 NJ 08619-0000 1 310000 O Y 0 01 8.5 E 5.95 5.5 09/01/2008 09/01/2008 10/01/2008 6 1590.82 N S 0.125 1 6 11.5 8.5 10637660 01 IL 60625-0000 1 238000 O N 0 01 9.3 E 5.75 5.3 09/01/2008 09/01/2008 10/01/2008 6 1474.95 N S 0.125 1 6 12.3 9.3 10637662 05 TX 75048-0000 1 192000 O N 0 01 7.65 E 5.1 4.65 09/01/2008 09/01/2008 10/01/2008 6 1089.82 N S 0.125 1 6 10.65 7.65 10637664 05 IL 60620-0000 1 157000 O Y 0 01 9.65 0 0 0 1225.64 0 0 0 0 0 10637666 05 IL 60050-0000 1 142698 O N 0 01 7.7 E 4.7 4.25 09/01/2008 09/01/2008 10/01/2008 6 813.92 N S 0.125 1 6 10.7 7.7 10637668 05 FL 34759-0000 1 273215 O Y 0 01 10.45 E 7.99 7.54 09/01/2008 09/01/2008 10/01/2008 6 2416.9 N S 0.125 1 6 13.45 10.45 10637670 05 TN 37129-0000 1 142000 O Y 24 01 8.99 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 1039.53 N S 0.125 1 6 11.99 8.99 10637672 05 IL 60064-0000 1 177000 O N 0 01 9 E 6 5.55 09/01/2008 09/01/2008 10/01/2008 6 1424.19 N S 0.125 1 6 12 9 10637674 05 LA 70056-0000 1 126000 O N 36 01 7.6 E 5.05 4.6 09/01/2009 09/01/2009 10/01/2009 6 800.69 N S 0.125 1 6 10.6 7.6 10637676 07 MD 21218-0000 1 229000 O N 0 01 10.2 0 0 0 408.72 0 0 0 0 0 10637678 05 IN 46616-0000 1 62000 N N 0 01 9.35 E 6.89 6.44 09/01/2008 09/01/2008 10/01/2008 6 437.38 N S 0.125 1 6 12.35 9.35 10637680 05 MD 21206-0000 1 235000 O Y 0 01 8.15 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 1577.47 N S 0.125 1 6 11.15 8.15 10637682 05 PA 19038-0000 1 435000 O N 0 01 11.2 0 0 0 841.7 0 0 0 0 0 10637684 05 MO 64055-0000 1 128000 O Y 24 01 7.5 E 4.95 4.5 09/01/2008 09/01/2008 10/01/2008 6 673.87 N S 0.125 1 6 10.5 7.5 10637686 05 TN 37760-0000 1 268000 O N 36 01 7.99 0 0 0 1571.7 0 0 0 0 0 10637688 05 FL 34208-0000 1 440000 O N 36 01 8.2 0 0 0 1645.06 0 0 0 0 0 10637690 05 MN 55373-0000 1 313000 O N 24 01 7.99 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 1489.6 N S 0.125 1 6 10.99 7.99 10637694 05 MO 63601-0000 1 99400 O N 24 01 10.4 E 7.94 7.49 09/01/2008 09/01/2008 10/01/2008 6 901.83 N S 0.125 1 6 13.4 10.4 10637698 05 KS 67037-0000 1 133000 O N 0 01 7.05 E 4.5 4.05 09/01/2008 09/01/2008 10/01/2008 6 755.6 N S 0.125 1 6 10.05 7.05 10637700 05 TX 77380-0000 1 180000 O N 0 01 8.65 E 6.1 5.65 09/01/2008 09/01/2008 10/01/2008 6 1075.03 N S 0.125 1 6 11.65 8.65 10637702 05 MI 48433-0000 1 550000 O N 36 01 8.15 E 5.6 5.15 09/01/2009 09/01/2009 10/01/2009 6 2865.36 N S 0.125 1 6 11.15 8.15 10637704 05 NC 28742-0000 1 188000 O N 0 01 8.99 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 836.06 N S 0.125 1 6 11.99 8.99 10637706 05 RI 02911-0000 1 230000 O Y 12 01 8.85 E 6.3 5.85 09/01/2008 09/01/2008 10/01/2008 6 1255.25 N S 0.125 1 6 11.85 8.85 10637710 05 VA 23666-0000 1 165000 O N 36 01 8.4 0 0 0 609.48 0 0 0 0 0 10637712 05 PA 18015-0000 1 280000 O N 0 01 9.8 E 7.34 6.89 09/01/2008 09/01/2008 10/01/2008 6 2053.54 N S 0.125 1 6 12.8 9.8 10637714 05 SC 29649-0000 1 79000 O N 0 01 9.5 0 0 0 420.43 0 0 0 0 0 10637716 05 GA 30344-0000 1 155000 O N 0 01 7.75 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 888.36 N S 0.125 1 6 10.75 7.75 10637718 05 RI 02908-0000 3 355000 O N 12 01 7.95 E 5.4 4.95 09/01/2008 09/01/2008 10/01/2008 6 2333.26 N S 0.125 1 6 10.95 7.95 10637720 05 IL 62269-0000 1 109000 O N 0 01 10.6 E 5.25 4.8 09/01/2008 09/01/2008 10/01/2008 6 848.45 N S 0.125 1 6 13.6 10.6 10637722 05 LA 70301-0000 1 54000 O N 36 01 10.5 0 0 0 469.27 0 0 0 0 0 10637726 05 NJ 08721-0000 1 315000 N N 0 01 8.35 0 0 0 1835.11 0 0 0 0 0 10637728 05 KY 40229-0000 1 115000 O Y 24 01 7.5 E 4.95 4.5 09/01/2008 09/01/2008 10/01/2008 6 605.43 N S 0.125 1 6 10.5 7.5 10637734 05 SC 29730-0000 1 86000 O N 0 01 9.4 E 6.85 6.4 09/01/2008 09/01/2008 10/01/2008 6 416.79 N S 0.125 1 6 12.4 9.4 10637736 05 NC 27612-0000 1 251000 O Y 12 01 9.8 E 7.25 6.8 09/01/2008 09/01/2008 10/01/2008 6 2092.01 N S 0.125 1 6 12.8 9.8 10637738 01 MN 55431-0000 1 160000 O N 24 01 8.3 E 5.75 5.3 09/01/2008 09/01/2008 10/01/2008 6 883.1 N S 0.125 1 6 11.3 8.3 10637740 05 VA 23661-0000 1 190000 O N 36 01 8.15 0 0 0 1350.07 0 0 0 0 0 10637742 05 NY 13141-0000 1 150000 O N 12 01 7.8 0 0 0 863.85 0 0 0 0 0 10637746 05 TX 75040-0000 1 142900 O N 0 01 9.99 0 0 0 250.6 0 0 0 0 0 10637748 05 PA 18324-0000 1 190000 O N 24 01 7.99 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 1114.27 N S 0.125 1 6 10.99 7.99 10637750 01 FL 33351-0000 1 200000 O N 36 01 8.75 0 0 0 786.71 0 0 0 0 0 10637752 05 VA 23851-0000 1 175000 O Y 36 01 7.65 E 5.1 4.65 09/01/2009 09/01/2009 10/01/2009 6 993.74 N S 0.125 1 6 10.65 7.65 10637754 05 AZ 85388-0000 1 389000 O N 24 01 6.7 E 4.15 3.7 09/01/2008 09/01/2008 10/01/2008 6 1737.54 N S 0.125 1 6 9.7 6.7 10637758 05 AL 35901-0000 1 116000 O N 24 01 8.99 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 869.04 N S 0.125 1 6 11.99 8.99 10637760 05 MI 48236-0000 1 140000 S N 36 01 10.75 E 8.2 7.75 09/01/2009 09/01/2009 10/01/2009 6 1176.19 N S 0.125 1 6 13.75 10.75 10637762 05 NY 14414-0000 1 180620 O N 12 01 8.7 0 0 0 1414.5 0 0 0 0 0 10637766 05 TX 78612-0000 1 115000 O N 0 01 9.925 E 7.425 6.975 09/01/2009 09/01/2009 10/01/2009 6 802.28 N S 0.125 1 6 12.925 9.925 10637768 05 FL 33950-0000 1 137980 O N 24 01 11.5 0 0 0 273.29 0 0 0 0 0 10637772 05 FL 32084-0000 1 165900 O Y 24 01 8.6 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 1228.84 N S 0.125 1 6 11.6 8.6 10637774 05 FL 32826-0000 1 183000 O N 24 01 11.4 0 0 0 359.66 0 0 0 0 0 10637776 05 PA 19605-0000 1 219064 O Y 24 01 8.99 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 1350.47 N S 0.125 1 6 11.99 8.99 10637778 05 MN 55104-0000 1 228500 O N 24 01 6.875 E 4.325 3.875 09/01/2008 09/01/2008 10/01/2008 6 1047.3 N S 0.125 1 6 9.875 6.875 10637780 05 PA 17003-0000 1 279000 O N 36 01 7.25 0 0 0 1522.62 0 0 0 0 0 10637782 05 FL 32244-0000 1 160000 O N 36 01 8.15 0 0 0 893.1 0 0 0 0 0 10637784 05 CT 06716-0000 1 175000 O Y 24 01 9.99 E 7.44 6.99 09/01/2008 09/01/2008 10/01/2008 6 1336.17 N S 0.125 1 6 12.99 9.99 10637786 01 FL 33972-0000 1 132000 O N 24 01 11.5 0 0 0 261.44 0 0 0 0 0 10637788 05 IL 60435-0000 1 218500 O N 0 01 9.05 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 1565.47 N S 0.125 1 6 12.05 9.05 10637790 05 VA 23707-0000 1 172000 O N 36 01 9.15 0 0 0 1402.56 0 0 0 0 0 10637792 02 MD 21216-0000 1 85000 N N 0 01 9.5 E 6.95 6.5 09/01/2009 09/01/2009 10/01/2009 6 643.26 N S 0.125 1 6 12.5 9.5 10637794 05 NC 27614-0000 1 260000 O N 12 01 7.7 E 5.15 4.7 09/01/2008 09/01/2008 10/01/2008 6 1482.96 N S 0.125 1 6 10.7 7.7 10637798 05 LA 70058-0000 1 191000 O N 36 01 7.2 0 0 0 1037.46 0 0 0 0 0 10637806 05 RI 02920-0000 1 260000 O Y 12 01 8.9 E 6.35 5.9 09/01/2008 09/01/2008 10/01/2008 6 1779.36 N S 0.125 1 6 11.9 8.9 10637808 01 VA 23606-0000 1 111000 O Y 24 01 8.35 E 5.8 5.35 09/01/2008 09/01/2008 10/01/2008 6 588.2 N S 0.125 1 6 11.35 8.35 10637810 05 VA 23701-0000 1 198000 O N 36 01 9.45 E 6.9 6.45 09/01/2009 09/01/2009 10/01/2009 6 1491.91 N S 0.125 1 6 12.45 9.45 10637814 05 PA 17315-0000 1 155300 O N 24 01 9.75 E 7.2 6.75 09/01/2008 09/01/2008 10/01/2008 6 1267.56 N S 0.125 1 6 12.75 9.75 10637818 05 FL 33433-0000 1 335000 O N 24 01 11.25 0 0 0 650.75 0 0 0 0 0 10637822 05 WA 99205-0000 1 105000 O N 36 01 8.15 0 0 0 625.17 0 0 0 0 0 10637826 05 CO 81520-0000 1 143000 O N 36 01 7.99 0 0 0 835.7 0 0 0 0 0 10637830 05 NC 27703-0000 1 132000 O N 0 01 8.15 0 0 0 785.93 0 0 0 0 0 10637832 01 IL 60656-0000 1 128900 O N 0 01 8.7 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 747.62 N S 0.125 1 6 11.7 8.7 10637836 05 ID 83854-0000 1 211000 O Y 36 01 8.6 0 0 0 1484.76 0 0 0 0 0 10637840 05 FL 34953-0000 1 245000 O N 12 01 8.75 E 6.2 5.75 09/01/2008 09/01/2008 10/01/2008 6 1541.94 N S 0.125 1 6 11.75 8.75 10637842 05 AL 35212-0000 1 50000 N N 36 01 9.45 E 6.9 6.45 09/01/2009 09/01/2009 10/01/2009 6 355.82 N S 0.125 1 6 12.45 9.45 10637844 01 GA 30067-0000 1 98000 O N 0 01 8.9 E 6.35 5.9 09/01/2008 09/01/2008 10/01/2008 6 781.49 N S 0.125 1 6 11.9 8.9 10637846 05 TX 75670-0000 1 137000 O N 24 01 8.95 E 6.4 5.95 09/01/2008 09/01/2008 10/01/2008 6 874.73 N S 0.125 1 6 11.95 8.95 10637848 05 NV 89142-0000 1 243500 O N 24 01 10.1 0 0 0 430.99 0 0 0 0 0 10637850 05 IL 60177-0000 1 230000 O Y 0 01 8.1 E 5.1 4.65 09/01/2008 09/01/2008 10/01/2008 6 1426.74 N S 0.125 1 6 11.1 8.1 10637860 05 NV 89123-0000 1 390000 O Y 24 01 9.65 E 7.1 6.65 09/01/2008 09/01/2008 10/01/2008 6 3044.58 N S 0.125 1 6 12.65 9.65 10637862 01 CT 06042-0000 1 140000 O N 24 01 11.4 0 0 0 275.15 0 0 0 0 0 10637870 05 MI 48125-0000 1 140000 O N 24 01 7.4 E 4.85 4.4 09/01/2008 09/01/2008 10/01/2008 6 775.47 N S 0.125 1 6 10.4 7.4 10637878 05 CA 90047-0000 1 430000 O N 36 01 7.84 0 0 0 1127.33 0 0 0 0 0 10637880 05 NJ 08110-0000 1 135000 O N 0 01 8.6 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 785.72 N S 0.125 1 6 11.6 8.6 10637882 05 NJ 08109-0000 1 205000 O N 0 01 7.95 E 5.4 4.95 09/01/2008 09/01/2008 10/01/2008 6 1197.67 N S 0.125 1 6 10.95 7.95 10637886 05 DE 19901-0000 1 150000 O N 36 01 7.4 E 4.85 4.4 09/01/2011 09/01/2011 10/01/2011 6 830.86 N S 0.125 1 6 10.4 7.4 10637888 05 MD 20772-0000 1 363500 O N 0 01 7.6 0 0 0 1920.53 0 0 0 0 0 10637892 05 TX 79763-0000 1 70000 O N 24 01 9.9 E 7.35 6.9 09/01/2008 09/01/2008 10/01/2008 6 487.31 N S 0.125 1 6 12.9 9.9 10637894 05 ME 04401-0000 1 81000 O N 36 01 8.9 0 0 0 645.93 0 0 0 0 0 10637896 05 FL 32725-0000 1 248000 O N 24 01 12.55 0 0 0 531.29 0 0 0 0 0 10637898 07 FL 32308-0000 1 160000 O N 36 01 8.4 0 0 0 1097.05 0 0 0 0 0 10637900 05 OH 44312-0000 1 80000 O N 24 01 9.6 E 7.05 6.6 09/01/2008 09/01/2008 10/01/2008 6 678.53 N S 0.125 1 6 12.6 9.6 10637902 05 NM 87121-0000 1 165000 O Y 0 01 7.55 E 5 4.55 09/01/2008 09/01/2008 10/01/2008 6 873.54 N S 0.125 1 6 10.55 7.55 10637904 07 NV 89156-0000 1 142000 O N 24 01 7.65 E 5.1 4.65 09/01/2008 09/01/2008 10/01/2008 6 724.2 N S 0.125 1 6 10.65 7.65 10637906 05 FL 33917-0000 1 160000 O Y 36 01 8.35 E 5.8 5.35 09/01/2011 09/01/2011 10/01/2011 6 981.53 N S 0.125 1 6 11.35 8.35 10637908 05 CA 91605-0000 1 570000 O Y 24 01 7.24 E 4.69 4.24 09/01/2008 09/01/2008 10/01/2008 6 2913.57 N S 0.125 1 6 10.24 7.24 10637910 05 NV 89436-0000 1 260000 O Y 24 01 7.99 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 1444.69 N S 0.125 1 6 10.99 7.99 10637914 05 AZ 85021-0000 1 225000 O N 24 01 11.25 0 0 0 437.07 0 0 0 0 0 10637922 05 CA 95757-0000 1 584000 O N 0 01 7.99 E 5.44 4.99 09/01/2009 09/01/2009 10/01/2009 6 2696.63 N S 0.125 1 6 10.99 7.99 10637924 01 IL 60004-0000 1 170000 O N 0 01 7.4 E 4.4 3.95 09/01/2008 09/01/2008 10/01/2008 6 761.62 N S 0.125 1 6 10.4 7.4 10637926 05 NJ 07522-0000 2 450000 O Y 0 01 8.45 E 5.9 5.45 09/01/2008 09/01/2008 10/01/2008 6 2731.21 N S 0.125 1 6 11.45 8.45 10637930 05 NC 28016-0000 1 178000 O N 24 01 9.35 E 6.8 6.35 09/01/2008 09/01/2008 10/01/2008 6 1329.56 N S 0.125 1 6 12.35 9.35 10637932 05 IL 60628-0000 2 248000 O N 24 01 6.85 E 4.25 3.8 09/01/2008 09/01/2008 10/01/2008 6 1203.32 N S 0.125 1 6 9.85 6.85 10637936 05 NC 28212-0000 1 121000 O N 0 01 8.74 0 0 0 854.82 0 0 0 0 0 10637938 05 MI 48849-0000 1 360000 O N 36 01 9.6 E 7.05 6.6 09/01/2009 09/01/2009 10/01/2009 6 2900.71 N S 0.125 1 6 12.6 9.6 10637940 01 NC 28210-0000 1 56000 S N 24 01 9.65 E 7.1 6.65 09/01/2008 09/01/2008 10/01/2008 6 429.32 N S 0.125 1 6 12.65 9.65 10637942 05 CA 93635-0000 1 360000 O Y 36 01 7.54 E 4.99 4.54 09/01/2009 09/01/2009 10/01/2009 6 1454.27 N S 0.125 1 6 10.54 7.54 10637944 05 TN 37398-0000 1 165000 O N 36 01 9.6 0 0 0 1329.5 0 0 0 0 0 10637946 05 IN 46553-0000 1 125000 O N 36 01 7.25 0 0 0 724.48 0 0 0 0 0 10637948 05 GA 30093-0000 1 170000 O N 0 01 11.5 0 0 0 336.7 0 0 0 0 0 10637952 05 GA 30188-0000 1 176400 O Y 36 01 7.05 0 0 0 790.09 0 0 0 0 0 10637954 07 MD 21702-0000 1 216000 O N 0 01 8.15 E 5.64 5.19 09/01/2008 09/01/2008 10/01/2008 6 1286.07 N S 0.125 1 6 11.15 8.15 10637958 05 NJ 08618-0000 1 138000 O N 0 01 9.05 E 6.54 6.09 09/01/2011 09/01/2011 10/01/2011 6 1003.82 N S 0.125 1 6 12.05 9.05 10637960 05 KS 66102-0000 1 70000 O N 0 01 10.4 0 0 0 539.83 0 0 0 0 0 10637962 05 MA 01020-0000 1 183000 O N 0 01 7.65 E 5.14 4.69 09/01/2008 09/01/2008 10/01/2008 6 1168.58 N S 0.125 1 6 10.65 7.65 10637964 05 VA 23324-0000 1 117200 O N 36 01 8.99 0 0 0 942.18 0 0 0 0 0 10637968 05 FL 33972-0000 1 180000 O N 12 01 8.525 E 6.015 5.565 09/01/2008 09/01/2008 10/01/2008 6 1109.79 N S 0.125 1 6 11.525 8.525 10637972 05 SC 29206-0000 1 105000 O Y 0 01 8.2 0 0 0 671.3 0 0 0 0 0 10637978 05 NJ 07753-0000 1 360000 O N 0 01 9.65 E 7.14 6.69 09/01/2008 09/01/2008 10/01/2008 6 2146.59 N S 0.125 1 6 12.65 9.65 10637980 01 IL 60477-0000 1 145000 O N 0 01 8.65 E 5.69 5.24 09/01/2008 09/01/2008 10/01/2008 6 904.31 N S 0.125 1 6 11.65 8.65 10637982 05 OH 43701-0000 1 70000 O N 24 01 11.4 E 8.89 8.44 09/01/2008 09/01/2008 10/01/2008 6 653.48 N S 0.125 1 6 14.4 11.4 10637986 05 RI 02886-0000 1 304000 O N 12 01 7.8 E 5.29 4.84 09/01/2008 09/01/2008 10/01/2008 6 1580.8 N S 0.125 1 6 10.8 7.8 10637988 05 AZ 85338-0000 1 249900 O N 24 01 7.2 E 4.69 4.24 09/01/2008 09/01/2008 10/01/2008 6 1199.52 N S 0.125 1 6 10.2 7.2 10637990 05 IN 46222-0000 1 59500 N N 24 01 9.95 E 7.44 6.99 09/01/2008 09/01/2008 10/01/2008 6 467.97 N S 0.125 1 6 12.95 9.95 10637994 05 IL 60617-0000 1 155000 O Y 0 01 9.99 E 5.3 4.85 09/01/2008 09/01/2008 10/01/2008 6 1117.72 N S 0.125 1 6 12.99 9.99 10637996 05 AZ 85219-0000 1 240000 O Y 24 01 7.19 E 4.68 4.23 09/01/2008 09/01/2008 10/01/2008 6 1295.98 N S 0.125 1 6 10.19 7.19 10637998 05 IL 60628-0000 1 145000 O Y 24 01 7.6 E 5.04 4.59 09/01/2008 09/01/2008 10/01/2008 6 868.45 N S 0.125 1 6 10.6 7.6 10638002 05 NJ 08009-0000 1 132000 O N 0 01 11.45 0 0 0 260.44 0 0 0 0 0 10638006 05 IL 60619-0000 1 160000 O Y 24 01 7.25 E 4.69 4.24 09/01/2008 09/01/2008 10/01/2008 6 818.79 N S 0.125 1 6 10.25 7.25 10638008 05 NC 28779-0000 1 159000 O N 0 01 9.95 E 7.44 6.99 09/01/2008 09/01/2008 10/01/2008 6 1179.74 N S 0.125 1 6 12.95 9.95 10638014 05 FL 33936-0000 1 276125 O N 12 01 11.9 0 0 0 563.81 0 0 0 0 0 10638016 05 IL 60428-0000 1 112000 O Y 24 01 7.9 E 5.34 4.89 09/01/2008 09/01/2008 10/01/2008 6 653.43 N S 0.125 1 6 10.9 7.9 10638020 05 CA 92249-0000 1 265000 O N 24 01 10.85 0 0 0 374.06 0 0 0 0 0 10638024 09 CO 80602-0000 1 116000 O N 24 01 7.7 E 5.19 4.74 09/01/2008 09/01/2008 10/01/2008 6 661.63 N S 0.125 1 6 10.7 7.7 10638026 05 ME 04435-0000 1 150000 O N 36 01 8 0 0 0 807.15 0 0 0 0 0 10638028 05 VA 23111-0000 1 235000 O Y 24 01 8.2 E 5.69 5.24 09/01/2008 09/01/2008 10/01/2008 6 1108.17 N S 0.125 1 6 11.2 8.2 10638034 05 MD 20740-0000 1 355000 O N 0 01 9.8 E 7.29 6.84 09/01/2009 09/01/2009 10/01/2009 6 2603.59 N S 0.125 1 6 12.8 9.8 10638038 05 WI 53074-0000 1 162000 O N 0 01 8.75 E 6.24 5.79 09/01/2008 09/01/2008 10/01/2008 6 1018.78 N S 0.125 1 6 11.75 8.75 10638040 05 ME 04530-0000 1 145000 O N 0 01 7.7 E 5.19 4.74 09/01/2008 09/01/2008 10/01/2008 6 791.39 N S 0.125 1 6 10.7 7.7 10638042 05 AZ 85006-0000 3 225000 O Y 24 01 8.65 E 6.14 5.69 09/01/2008 09/01/2008 10/01/2008 6 1079.57 N S 0.125 1 6 11.65 8.65 10638044 05 WI 53215-0000 1 220000 O Y 0 01 9.75 E 7.24 6.79 09/01/2008 09/01/2008 10/01/2008 6 1460.03 N S 0.125 1 6 12.75 9.75 10638054 05 PA 19518-0000 1 283497 O N 24 01 8.05 E 5.54 5.09 09/01/2008 09/01/2008 10/01/2008 6 1985.58 N S 0.125 1 6 11.05 8.05 10638056 05 TX 77336-0000 1 137000 O N 0 01 9.15 0 0 0 893.73 0 0 0 0 0 10638060 05 PA 18431-0000 1 200000 O N 36 01 7.3 0 0 0 822.69 0 0 0 0 0 10638066 05 NM 87120-0000 1 344000 O N 0 01 12.75 0 0 0 747.65 0 0 0 0 0 10638070 05 TX 76020-0000 1 73000 O N 0 01 9.99 E 7.48 7.03 09/01/2008 09/01/2008 10/01/2008 6 512.08 N S 0.125 1 6 12.99 9.99 10638072 05 UT 84041-0000 1 183000 O Y 24 01 6.99 E 4.48 4.03 09/01/2008 09/01/2008 10/01/2008 6 1052.1 N S 0.125 1 6 9.99 6.99 10638078 05 MD 20785-0000 1 210000 O N 0 01 7.85 E 5.34 4.89 09/01/2008 09/01/2008 10/01/2008 6 1215.21 N S 0.125 1 6 10.85 7.85 10638080 05 IL 60411-0000 1 153000 N Y 0 01 8.55 E 5.59 5.14 09/01/2008 09/01/2008 10/01/2008 6 1014.72 N S 0.125 1 6 11.55 8.55 10638082 05 AZ 85374-0000 1 258000 O N 24 01 7.35 E 4.84 4.39 09/01/2008 09/01/2008 10/01/2008 6 1226.38 N S 0.125 1 6 10.35 7.35 10638086 05 TX 75181-0000 1 173000 O N 36 01 9.7 0 0 0 1184 0 0 0 0 0 10638088 05 NV 89030-0000 1 225000 O Y 24 01 8.5 E 5.99 5.54 09/01/2008 09/01/2008 10/01/2008 6 1319.57 N S 0.125 1 6 11.5 8.5 10638090 05 PA 19608-0000 1 303000 O N 12 01 8.65 E 6.14 5.69 09/01/2008 09/01/2008 10/01/2008 6 1676.08 N S 0.125 1 6 11.65 8.65 10638092 05 CT 06902-0000 1 410000 O N 36 01 8.9 0 0 0 2942.55 0 0 0 0 0 10638094 01 NJ 08330-0000 1 115000 O Y 0 01 8.45 E 5.94 5.49 09/01/2008 09/01/2008 10/01/2008 6 629.02 N S 0.125 1 6 11.45 8.45 10638096 05 IL 60707-0000 1 445000 O N 0 01 8.75 E 5.79 5.34 09/01/2008 09/01/2008 10/01/2008 6 2800.66 N S 0.125 1 6 11.75 8.75 10638098 05 NC 27050-0000 1 230000 O N 24 01 7.6 E 5.09 4.64 09/01/2008 09/01/2008 10/01/2008 6 1292.12 N S 0.125 1 6 10.6 7.6 10638100 05 VA 23518-0000 1 249000 O N 36 01 9.075 E 6.565 6.115 09/01/2009 09/01/2009 10/01/2009 6 1714.42 N S 0.125 1 6 12.075 9.075 10638106 05 CA 95828-0000 1 350000 N Y 24 01 8.64 E 6.13 5.68 09/01/2008 09/01/2008 10/01/2008 6 2212.7 N S 0.125 1 6 11.64 8.64 10638110 05 CA 92314-0000 1 285000 O N 36 01 6.99 0 0 0 1096.65 0 0 0 0 0 10638112 05 LA 70375-0000 1 226500 O N 24 01 8.9 E 6.4 5.95 09/01/2008 09/01/2008 10/01/2008 6 1535.07 N S 0.125 1 6 11.9 8.9 10638114 05 FL 32771-0000 1 188000 O N 36 01 7.99 E 5.48 5.03 09/01/2009 09/01/2009 10/01/2009 6 1102.54 N S 0.125 1 6 10.99 7.99 10638116 05 CA 91706-0000 1 535000 O N 24 01 8.99 E 6.48 6.03 09/01/2008 09/01/2008 10/01/2008 6 4008.05 N S 0.125 1 6 11.99 8.99 10638120 05 CA 95824-0000 1 274000 O Y 24 01 7.19 E 4.68 4.23 09/01/2008 09/01/2008 10/01/2008 6 1194.33 N S 0.125 1 6 10.19 7.19 10638130 01 AZ 85020-0000 1 190000 N Y 24 01 9.5 E 6.99 6.54 09/01/2008 09/01/2008 10/01/2008 6 1308.25 N S 0.125 1 6 12.5 9.5 10638132 05 MA 02148-0000 1 370000 O N 0 01 8.55 E 6.04 5.59 09/01/2008 09/01/2008 10/01/2008 6 2047.02 N S 0.125 1 6 11.55 8.55 10638138 05 CA 90044-0000 4 620000 O Y 24 01 8.19 E 5.68 5.23 09/01/2008 09/01/2008 10/01/2008 6 3519.66 N S 0.125 1 6 11.19 8.19 10638144 07 MD 20716-0000 1 363000 O Y 0 01 7.75 0 0 0 2029.86 0 0 0 0 0 10638146 05 MI 48418-0000 1 183000 O Y 24 01 8.5 E 5.99 5.54 09/01/2009 09/01/2009 10/01/2009 6 1073.25 N S 0.125 1 6 11.5 8.5 10638150 05 IL 60473-0000 1 187000 O Y 0 01 9.55 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 1293.78 N S 0.125 1 6 12.55 9.55 10638152 05 MD 21209-0000 1 285000 O N 0 01 7.99 0 0 0 1480.8 0 0 0 0 0 10638156 05 NE 68023-0000 1 212000 O N 24 01 9.74 E 7.23 6.78 09/01/2008 09/01/2008 10/01/2008 6 1819.86 N S 0.125 1 6 12.74 9.74 10638158 05 IL 60624-0000 3 450000 O N 0 01 9.2 E 6.24 5.79 09/01/2008 09/01/2008 10/01/2008 6 3132.89 N S 0.125 1 6 12.2 9.2 10638160 07 MD 20745-0000 1 305000 O Y 0 01 8.55 E 6.04 5.59 09/01/2008 09/01/2008 10/01/2008 6 2022.8 N S 0.125 1 6 11.55 8.55 10638164 05 KY 41129-0000 1 110000 O N 24 01 10.3 E 7.79 7.34 09/01/2008 09/01/2008 10/01/2008 6 890.83 N S 0.125 1 6 13.3 10.3 10638166 05 NY 14586-0000 1 144000 O N 12 01 8.595 0 0 0 1116.95 0 0 0 0 0 10638168 05 VA 23323-0000 1 265000 O N 24 01 6.85 E 4.34 3.89 09/01/2008 09/01/2008 10/01/2008 6 1210.17 N S 0.125 1 6 9.85 6.85 10638172 05 CA 93704-0000 1 630000 O Y 24 01 7.24 E 4.73 4.28 09/01/2008 09/01/2008 10/01/2008 6 2659.59 N S 0.125 1 6 10.24 7.24 10638174 05 OK 73008-0000 1 93000 O N 24 01 9.7 E 7.19 6.74 09/01/2008 09/01/2008 10/01/2008 6 795.61 N S 0.125 1 6 12.7 9.7 10638176 05 NC 27615-0000 1 265000 O N 0 01 11.3 0 0 0 516.79 0 0 0 0 0 10638182 05 IL 60651-0000 1 220000 O Y 0 01 8.7 E 5.74 5.29 09/01/2008 09/01/2008 10/01/2008 6 1317.09 N S 0.125 1 6 11.7 8.7 10638184 05 FL 33435-0000 1 250000 O N 24 01 7.55 E 5 4.55 09/01/2008 09/01/2008 10/01/2008 6 1124.23 N S 0.125 1 6 10.55 7.55 10638188 05 GA 30291-0000 1 155000 O N 36 01 10.75 E 8.24 7.79 09/01/2009 09/01/2009 10/01/2009 6 1302.21 N S 0.125 1 6 13.75 10.75 10638192 05 KY 40391-0000 1 139000 O N 36 01 7.5 0 0 0 867.03 0 0 0 0 0 10638198 05 NY 10963-0000 1 222000 O N 0 01 8.99 E 6.48 6.03 09/01/2008 09/01/2008 10/01/2008 6 1516.97 N S 0.125 1 6 11.99 8.99 10638200 05 MD 20853-0000 1 553000 O N 0 01 7.849 0 0 0 3074.52 0 0 0 0 0 10638202 05 LA 70392-0000 1 100000 O N 36 01 9.25 0 0 0 822.68 0 0 0 0 0 10638204 05 WA 98604-0000 1 210000 O N 24 01 7.9 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 1337.33 N S 0.125 1 6 10.9 7.9 10638206 05 FL 32792-0000 1 345000 O Y 24 01 8.55 E 6.04 5.59 09/01/2008 09/01/2008 10/01/2008 6 2288.08 N S 0.125 1 6 11.55 8.55 10638208 05 GA 30076-0000 1 208000 O N 0 01 7.725 E 5.215 4.765 09/01/2009 09/01/2009 10/01/2009 6 1189.24 N S 0.125 1 6 10.725 7.725 10638210 05 VA 23832-0000 1 200000 O N 24 01 8.9 E 6.39 5.94 09/01/2008 09/01/2008 10/01/2008 6 1186.67 N S 0.125 1 6 11.9 8.9 10638212 05 RI 02911-0000 1 271000 O Y 12 01 7.9 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 1491.2 N S 0.125 1 6 10.9 7.9 10638214 05 AR 72704-0000 1 152000 O N 36 01 8.175 0 0 0 963.84 0 0 0 0 0 10638216 05 TN 37660-0000 1 148000 O N 24 01 8.5 E 5.99 5.54 09/01/2008 09/01/2008 10/01/2008 6 868.88 N S 0.125 1 6 11.5 8.5 10638218 05 IL 62298-0000 1 133000 O N 0 01 7.85 E 4.89 4.44 09/01/2008 09/01/2008 10/01/2008 6 817.37 N S 0.125 1 6 10.85 7.85 10638222 05 CA 91773-0000 1 530000 O Y 36 01 7.065 E 4.555 4.105 09/01/2009 09/01/2009 10/01/2009 6 2598.56 N S 0.125 1 6 10.065 7.065 10638224 01 NC 28732-0000 1 144500 O N 0 01 9.2 0 0 0 1183.54 0 0 0 0 0 10638228 05 NJ 08724-0000 1 287000 O N 0 01 8.55 E 6.04 5.59 09/01/2009 09/01/2009 10/01/2009 6 1995.27 N S 0.125 1 6 11.55 8.55 10638230 05 AZ 85743-0000 1 440000 O Y 24 01 7.8 E 5.25 4.8 09/01/2008 09/01/2008 10/01/2008 6 1836.94 N S 0.125 1 6 10.8 7.8 10638232 05 ID 83854-0000 1 192000 O N 24 01 7.8 E 5.29 4.84 09/01/2008 09/01/2008 10/01/2008 6 1173.39 N S 0.125 1 6 10.8 7.8 10638234 05 MN 56466-0000 1 140000 O N 36 01 8.69 0 0 0 931.08 0 0 0 0 0 10638236 05 NY 14216-0000 2 116600 O N 0 01 9 E 6.49 6.04 09/01/2008 09/01/2008 10/01/2008 6 750.56 N S 0.125 1 6 12 9 10638238 05 MD 21660-0000 1 410000 O N 0 01 7.99 E 5.48 5.03 09/01/2009 09/01/2009 10/01/2009 6 2404.47 N S 0.125 1 6 10.99 7.99 10638242 07 MD 20785-0000 1 225000 N Y 0 01 7.55 E 5.04 4.59 09/01/2008 09/01/2008 10/01/2008 6 1091.92 N S 0.125 1 6 10.55 7.55 10638246 05 OH 43205-0000 1 110000 O N 24 01 9.1 E 6.59 6.14 09/01/2008 09/01/2008 10/01/2008 6 893.02 N S 0.125 1 6 12.1 9.1 10638248 05 MD 20695-0000 1 419000 O Y 0 01 6.99 E 4.48 4.03 09/01/2008 09/01/2008 10/01/2008 6 2080.61 N S 0.125 1 6 9.99 6.99 10638250 05 MD 20735-0000 1 350000 O N 0 01 9.6 0 0 0 2523.28 0 0 0 0 0 10638252 05 NM 87102-0000 1 82500 O Y 0 01 9.7 E 6.55 6.1 09/01/2008 09/01/2008 10/01/2008 6 681.17 N S 0.125 1 6 12.7 9.7 10638254 05 ID 83854-0000 1 143000 N Y 36 01 8.4 0 0 0 933.72 0 0 0 0 0 10638256 05 FL 33189-0000 1 265000 O N 24 01 7.15 E 4.6 4.15 09/01/2008 09/01/2008 10/01/2008 6 945.57 N S 0.125 1 6 10.15 7.15 10638258 05 MN 55932-0000 1 210000 O N 36 01 8.05 E 5.54 5.09 09/01/2009 09/01/2009 10/01/2009 6 1127 N S 0.125 1 6 11.05 8.05 10638260 05 IL 60619-0000 1 300000 O N 0 01 9.3 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 1859.18 N S 0.125 1 6 12.3 9.3 10638262 05 OK 74055-0000 1 145000 O Y 24 01 7.65 0 0 0 776.26 0 0 0 0 0 10638266 05 AL 36527-0000 1 210000 O N 36 01 8.35 E 5.84 5.39 09/01/2011 09/01/2011 10/01/2011 6 1294.25 N S 0.125 1 6 11.35 8.35 10638268 05 RI 02903-0000 3 435000 O N 12 01 8.99 0 0 0 2938.27 0 0 0 0 0 10638274 05 NJ 07821-0000 1 330000 O Y 0 01 9.25 E 6.74 6.29 09/01/2008 09/01/2008 10/01/2008 6 2000.38 N S 0.125 1 6 12.25 9.25 10638276 05 KY 40215-0000 1 93000 O Y 24 01 9.15 E 6.64 6.19 09/01/2008 09/01/2008 10/01/2008 6 582.5 N S 0.125 1 6 12.15 9.15 10638278 05 CA 95953-0000 1 321000 O N 24 01 7.64 E 5.13 4.68 09/01/2008 09/01/2008 10/01/2008 6 1634.96 N S 0.125 1 6 10.64 7.64 10638284 05 TX 79932-0000 1 495000 O N 0 01 6.99 E 4.48 4.03 09/01/2008 09/01/2008 10/01/2008 6 2578.77 N S 0.125 1 6 9.99 6.99 10638286 05 IN 46220-0000 1 92000 O N 24 01 11.05 0 0 0 659.72 0 0 0 0 0 10638288 05 VA 23072-0000 1 203500 O N 24 01 8.9 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 1460.51 N S 0.125 1 6 11.9 8.9 10638292 05 AZ 85019-0000 1 185000 O Y 24 01 8.8 E 6.29 5.84 09/01/2008 09/01/2008 10/01/2008 6 1224.72 N S 0.125 1 6 11.8 8.8 10638296 01 FL 33069-0000 1 190000 O N 36 01 8.2 0 0 0 1179.21 0 0 0 0 0 10638298 05 CA 95624-0000 1 725000 O N 12 01 7.54 E 5.03 4.58 09/01/2008 09/01/2008 10/01/2008 6 4071.35 N S 0.125 1 6 10.54 7.54 10638300 05 MI 49419-0000 1 148900 O N 24 01 7.9 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 974 N S 0.125 1 6 10.9 7.9 10638302 05 IL 60707-0000 1 290000 O Y 0 01 8.35 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 1779.01 N S 0.125 1 6 11.35 8.35 10638306 05 WA 99223-0000 1 130000 O Y 0 01 10.45 E 7.94 7.49 09/01/2008 09/01/2008 10/01/2008 6 851.89 N S 0.125 1 6 13.45 10.45 10638308 05 PA 17821-0000 1 99000 O N 24 01 10.35 E 7.84 7.39 09/01/2008 09/01/2008 10/01/2008 6 805.06 N S 0.125 1 6 13.35 10.35 10638312 05 GA 30757-0000 1 94000 O N 0 01 8.55 E 6.04 5.59 09/01/2008 09/01/2008 10/01/2008 6 617.97 N S 0.125 1 6 11.55 8.55 10638314 05 CO 80020-0000 1 252000 O N 24 01 9.65 E 7.14 6.69 09/01/2008 09/01/2008 10/01/2008 6 1946.41 N S 0.125 1 6 12.65 9.65 10638316 05 LA 70037-0000 1 368000 O N 36 01 6.6 0 0 0 1997.73 0 0 0 0 0 10638320 05 ME 04330-0000 1 168000 O N 0 01 8 E 5.49 5.04 09/01/2008 09/01/2008 10/01/2008 6 968.57 N S 0.125 1 6 11 8 10638322 05 TX 75217-0000 1 135000 O N 36 01 10.05 0 0 0 948.56 0 0 0 0 0 10638324 03 AZ 85209-0000 1 238555 O N 24 01 8.25 E 5.74 5.29 09/01/2008 09/01/2008 10/01/2008 6 1312.03 N S 0.125 1 6 11.25 8.25 10638330 05 CA 92345-0000 1 313000 O Y 24 01 7.24 E 4.73 4.28 09/01/2008 09/01/2008 10/01/2008 6 1599.91 N S 0.125 1 6 10.24 7.24 10638332 05 UT 84118-0000 1 252463 O N 24 01 6.275 E 3.765 3.315 09/01/2008 09/01/2008 10/01/2008 6 1246.85 N S 0.125 1 6 9.275 6.275 10638336 05 TX 78653-0000 1 117000 O N 36 01 8.55 0 0 0 723.03 0 0 0 0 0 10638338 05 MT 59485-0000 1 262000 O N 24 01 7.25 0 0 0 764.04 0 0 0 0 0 10638340 05 WA 98682-0000 1 221900 O Y 24 01 8.3 E 5.79 5.34 09/01/2008 09/01/2008 10/01/2008 6 1433.76 N S 0.125 1 6 11.3 8.3 10638342 05 MD 20744-0000 1 390000 O N 0 01 7.3 0 0 0 2070.43 0 0 0 0 0 10638344 05 MI 48044-0000 1 225000 O N 24 01 8.25 E 5.74 5.29 09/01/2008 09/01/2008 10/01/2008 6 1237.5 N S 0.125 1 6 11.25 8.25 10638346 05 TX 77385-0000 1 123000 O N 0 01 7.45 0 0 0 684.67 0 0 0 0 0 10638348 05 MS 39209-0000 1 71500 O N 36 01 11.55 0 0 0 710.79 0 0 0 0 0 10638350 05 NV 89030-0000 1 190000 N N 24 01 8.15 E 5.64 5.19 09/01/2008 09/01/2008 10/01/2008 6 1131.26 N S 0.125 1 6 11.15 8.15 10638352 05 TX 75060-0000 1 120000 O N 36 01 8.85 0 0 0 762.1 0 0 0 0 0 10638354 05 TX 75241-0000 1 66000 O N 24 01 9.99 E 7.48 7.03 09/01/2008 09/01/2008 10/01/2008 6 578.71 N S 0.125 1 6 12.99 9.99 10638358 05 TX 77386-0000 1 222223 O N 0 01 9.99 0 0 0 389.71 0 0 0 0 0 10638360 05 VA 23181-0000 1 165000 O N 36 01 8.4 0 0 0 689.21 0 0 0 0 0 10638362 05 MI 49874-0000 1 160000 O N 24 01 8.5 E 5.99 5.54 09/01/2008 09/01/2008 10/01/2008 6 984.21 N S 0.125 1 6 11.5 8.5 10638364 03 MO 65686-0000 1 125000 O N 24 01 9.55 E 7.04 6.59 09/01/2008 09/01/2008 10/01/2008 6 895.18 N S 0.125 1 6 12.55 9.55 10638366 05 AZ 85379-0000 1 223300 O N 24 01 7.25 E 4.74 4.29 09/01/2008 09/01/2008 10/01/2008 6 1079.29 N S 0.125 1 6 10.25 7.25 10638368 05 PA 19114-0000 1 150000 O N 24 01 8.1 E 5.55 5.1 09/01/2008 09/01/2008 10/01/2008 6 744.46 N S 0.125 1 6 11.1 8.1 10638370 05 TN 38305-0000 1 92000 O N 24 01 9.85 E 7.34 6.89 09/01/2008 09/01/2008 10/01/2008 6 677.61 N S 0.125 1 6 12.85 9.85 10638372 05 NC 28610-0000 1 111500 O Y 0 01 8.95 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 812.99 N S 0.125 1 6 11.95 8.95 10638374 05 FL 34953-0000 1 229900 O N 24 01 9.99 E 7.48 7.03 09/01/2008 09/01/2008 10/01/2008 6 2015.84 N S 0.125 1 6 12.99 9.99 10638376 05 AZ 85242-0000 1 226000 O N 24 01 9.05 E 6.54 6.09 09/01/2008 09/01/2008 10/01/2008 6 1533.98 N S 0.125 1 6 12.05 9.05 10638378 05 TX 75070-0000 1 196000 O Y 24 01 9.1 E 6.59 6.14 09/01/2008 09/01/2008 10/01/2008 6 1374.28 N S 0.125 1 6 12.1 9.1 10638384 05 CT 06074-0000 1 270000 O N 24 01 8.75 E 6.24 5.79 09/01/2008 09/01/2008 10/01/2008 6 1699.28 N S 0.125 1 6 11.75 8.75 10638386 05 TN 37918-0000 1 184000 O N 24 01 9.38 0 0 0 306.22 0 0 0 0 0 10638390 05 VA 23661-0000 1 100000 O N 24 01 9.2 E 6.65 6.2 09/01/2008 09/01/2008 10/01/2008 6 532.39 N S 0.125 1 6 12.2 9.2 10638392 05 MD 20748-0000 1 315000 O N 0 01 7.95 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 1610.28 N S 0.125 1 6 10.95 7.95 10638394 05 IN 46408-0000 1 103500 O N 24 01 8.7 E 6.19 5.74 09/01/2008 09/01/2008 10/01/2008 6 729.49 N S 0.125 1 6 11.7 8.7 10638396 05 NJ 07666-0000 1 450000 N N 0 01 7.95 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 2300.39 N S 0.125 1 6 10.95 7.95 10638398 05 VA 23608-0000 1 217000 O Y 24 01 7.15 E 4.6 4.15 09/01/2008 09/01/2008 10/01/2008 6 809.42 N S 0.125 1 6 10.15 7.15 10638400 05 FL 33441-0000 1 265000 N Y 36 01 8.45 0 0 0 1227.84 0 0 0 0 0 10638402 05 MO 63122-0000 1 120000 O N 24 01 8.3 E 5.79 5.34 09/01/2008 09/01/2008 10/01/2008 6 603.83 N S 0.125 1 6 11.3 8.3 10638408 05 CO 80022-0000 1 140000 O N 36 01 7.65 0 0 0 930.18 0 0 0 0 0 10638410 05 KY 40351-0000 1 111000 O Y 36 01 8.75 0 0 0 834.91 0 0 0 0 0 10638412 05 NC 28612-0000 1 120000 O N 0 01 9.4 E 6.89 6.44 09/01/2008 09/01/2008 10/01/2008 6 900.26 N S 0.125 1 6 12.4 9.4 10638416 05 MS 39466-0000 1 149000 O N 24 01 10.25 0 0 0 267.04 0 0 0 0 0 10638418 05 VA 23602-0000 1 205000 O N 24 01 8.55 E 6.04 5.59 09/01/2008 09/01/2008 10/01/2008 6 1583.55 N S 0.125 1 6 11.55 8.55 10638420 05 FL 33063-0000 1 220000 O N 24 01 7.95 E 5.45 5 09/01/2008 09/01/2008 10/01/2008 6 1044.31 N S 0.125 1 6 10.95 7.95 10638422 05 NJ 07825-0000 1 485000 O Y 0 01 9.25 E 6.74 6.29 09/01/2008 09/01/2008 10/01/2008 6 3439.38 N S 0.125 1 6 12.25 9.25 10638424 05 IL 60803-0000 1 265000 O N 0 01 8.2 E 5.25 4.8 09/01/2008 09/01/2008 10/01/2008 6 1387.09 N S 0.125 1 6 11.2 8.2 10638426 05 VA 23661-0000 1 145000 O Y 36 01 9.049 E 6.539 6.089 09/01/2009 09/01/2009 10/01/2009 6 899.16 N S 0.125 1 6 12.049 9.049 10638428 05 AL 35603-0000 1 253500 O N 12 01 11.85 0 0 0 515.67 0 0 0 0 0 10638430 05 RI 02903-0000 3 563000 O Y 12 01 7.1 E 4.59 4.14 09/01/2008 09/01/2008 10/01/2008 6 2942.36 N S 0.125 1 6 10.1 7.1 10638432 05 NC 28333-0000 1 130000 O Y 0 01 8.85 E 6.34 5.89 09/01/2008 09/01/2008 10/01/2008 6 839.62 N S 0.125 1 6 11.85 8.85 10638436 05 GA 30083-0000 1 263000 O N 12 01 8.8 0 0 0 1659.58 0 0 0 0 0 10638438 01 AZ 85044-0000 1 165000 O N 24 01 7.75 E 5.24 4.79 09/01/2008 09/01/2008 10/01/2008 6 945.67 N S 0.125 1 6 10.75 7.75 10638440 05 LA 71303-0000 1 75000 O N 36 01 10.55 0 0 0 619.98 0 0 0 0 0 10638442 05 AZ 85302-0000 1 212000 O N 12 01 7.85 E 5.34 4.89 09/01/2009 09/01/2009 10/01/2009 6 1150.11 N S 0.125 1 6 10.85 7.85 10638444 05 SC 29541-0000 1 110900 O N 0 01 11.45 0 0 0 218.81 0 0 0 0 0 10638448 05 MD 21851-0000 1 169000 O N 0 01 9.35 0 0 0 1122.07 0 0 0 0 0 10638450 05 KY 40391-0000 1 184000 O N 36 01 7.55 0 0 0 1034.29 0 0 0 0 0 10638452 05 MI 48915-0000 1 165000 O N 36 01 10.7 E 8.19 7.74 09/01/2009 09/01/2009 10/01/2009 6 1457.35 N S 0.125 1 6 13.7 10.7 10638462 05 AZ 85053-0000 1 218000 O N 24 01 8.95 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 1484.31 N S 0.125 1 6 11.95 8.95 10638466 05 CA 92308-0000 1 269900 O N 36 01 7.74 0 0 0 1545.39 0 0 0 0 0 10638468 05 AZ 85204-0000 1 268000 O N 24 01 7.95 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 1663.59 N S 0.125 1 6 10.95 7.95 10638470 05 CA 92557-0000 1 390000 O Y 24 01 6.89 E 4.38 3.93 09/01/2008 09/01/2008 10/01/2008 6 1705.42 N S 0.125 1 6 9.89 6.89 10638472 05 UT 84098-0000 1 325000 O N 24 01 8.25 E 5.74 5.29 09/01/2008 09/01/2008 10/01/2008 6 2010.94 N S 0.125 1 6 11.25 8.25 10638474 05 PA 18301-0000 1 191382 O N 24 01 8.45 E 5.94 5.49 09/01/2008 09/01/2008 10/01/2008 6 1171.83 N S 0.125 1 6 11.45 8.45 10638476 05 IL 60502-0000 1 225000 O Y 0 01 7.95 E 4.99 4.54 09/01/2009 09/01/2009 10/01/2009 6 1386.59 N S 0.125 1 6 10.95 7.95 10638480 05 FL 34711-0000 1 740000 O N 36 01 6.6 0 0 0 3944.77 0 0 0 0 0 10638484 05 IL 60419-0000 1 272000 O Y 0 01 8.55 E 5.09 4.64 09/01/2008 09/01/2008 10/01/2008 6 1803.94 N S 0.125 1 6 11.55 8.55 10638486 05 MT 59102-0000 1 172000 O N 24 01 8.6 E 6.09 5.64 09/01/2008 09/01/2008 10/01/2008 6 986.14 N S 0.125 1 6 11.6 8.6 10638490 05 NV 89148-0000 1 285000 O N 36 01 8.78 0 0 0 1577.69 0 0 0 0 0 10638496 05 CO 80543-0000 1 303000 O N 24 01 8.9 E 6.35 5.9 09/01/2008 09/01/2008 10/01/2008 6 2174.62 N S 0.125 1 6 11.9 8.9 10638498 05 AL 36701-0000 1 205000 O Y 36 01 9.8 E 7.29 6.84 09/01/2009 09/01/2009 10/01/2009 6 1537.76 N S 0.125 1 6 12.8 9.8 10638500 05 MA 01453-0000 1 220000 O N 0 01 7.35 0 0 0 964.57 0 0 0 0 0 10638504 05 IN 46383-0000 1 130500 O N 24 01 7.05 E 4.54 4.09 09/01/2008 09/01/2008 10/01/2008 6 698.09 N S 0.125 1 6 10.05 7.05 10638506 05 IN 46383-0000 1 130500 O N 24 01 10.15 0 0 0 231.95 0 0 0 0 0 10638508 05 GA 30349-0000 1 203983 O N 0 01 7.5 E 4.99 4.54 09/01/2008 09/01/2008 10/01/2008 6 1141.02 N S 0.125 1 6 10.5 7.5 10638512 05 WA 98303-0000 1 285000 O N 36 01 7.125 E 4.615 4.165 09/01/2009 09/01/2009 10/01/2009 6 1583.24 N S 0.125 1 6 10.125 7.125 10638514 05 FL 33009-0000 2 380000 O Y 36 01 8.95 E 6.4 5.95 09/01/2009 09/01/2009 10/01/2009 6 1401.49 N S 0.125 1 6 11.95 8.95 10638516 05 OK 74012-0000 1 122000 O N 36 01 8.75 0 0 0 815.81 0 0 0 0 0 10638520 05 NJ 08902-0000 1 520000 O N 0 01 7.85 E 5.34 4.89 09/01/2008 09/01/2008 10/01/2008 6 3573.28 N S 0.125 1 6 10.85 7.85 10638524 05 IL 60446-0000 1 173000 O Y 0 01 8.5 E 5.54 5.09 09/01/2009 09/01/2009 10/01/2009 6 1077.65 N S 0.125 1 6 11.5 8.5 10638526 01 UT 84058-0000 1 144000 O Y 24 01 7.85 E 5.34 4.89 09/01/2008 09/01/2008 10/01/2008 6 788.07 N S 0.125 1 6 10.85 7.85 10638530 05 GA 30310-0000 1 280000 O Y 24 01 8.48 E 5.97 5.52 09/01/2008 09/01/2008 10/01/2008 6 2048.41 N S 0.125 1 6 11.48 8.48 10638532 05 ME 04849-0000 1 196000 O N 0 01 9.5 E 6.99 6.54 09/01/2008 09/01/2008 10/01/2008 6 1565.68 N S 0.125 1 6 12.5 9.5 10638534 05 AZ 85044-0000 1 248000 O Y 24 01 7.775 E 5.225 4.775 09/01/2008 09/01/2008 10/01/2008 6 1093.72 N S 0.125 1 6 10.775 7.775 10638536 05 IN 46516-0000 1 175000 O N 24 01 7.95 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 1022.4 N S 0.125 1 6 10.95 7.95 10638546 05 WA 98547-0000 1 175000 O N 24 01 7.35 E 4.84 4.39 09/01/2008 09/01/2008 10/01/2008 6 964.69 N S 0.125 1 6 10.35 7.35 10638550 05 AZ 85323-0000 1 213000 O N 36 01 7.2 0 0 0 733.1 0 0 0 0 0 10638552 05 GA 30813-0000 1 126000 O Y 24 01 9.65 E 7.14 6.69 09/01/2008 09/01/2008 10/01/2008 6 880.1 N S 0.125 1 6 12.65 9.65 10638554 05 GA 30310-0000 1 241000 O N 0 01 8.95 0 0 0 809.04 0 0 0 0 0 10638556 05 AL 35620-0000 1 138000 O N 36 01 7.7 E 5.19 4.74 09/01/2009 09/01/2009 10/01/2009 6 836.31 N S 0.125 1 6 10.7 7.7 10638558 05 CA 92562-0000 1 399000 O Y 24 01 7.49 E 4.98 4.53 09/01/2008 09/01/2008 10/01/2008 6 2098.21 N S 0.125 1 6 10.49 7.49 10638560 05 FL 33843-0000 1 90000 O Y 36 01 9.8 E 7.29 6.84 09/01/2009 09/01/2009 10/01/2009 6 600.1 N S 0.125 1 6 12.8 9.8 10638562 05 CA 93702-0000 1 231000 O N 36 01 7.34 0 0 0 657.32 0 0 0 0 0 10638566 03 CA 95228-0000 1 575000 O Y 24 01 7.54 E 4.99 4.54 09/01/2008 09/01/2008 10/01/2008 6 2260.72 N S 0.125 1 6 10.54 7.54 10638572 05 AZ 85051-0000 1 227000 O Y 24 01 8.5 E 5.99 5.54 09/01/2008 09/01/2008 10/01/2008 6 1414.51 N S 0.125 1 6 11.5 8.5 10638574 05 TX 77536-0000 1 130000 O N 0 01 9.99 0 0 0 227.98 0 0 0 0 0 10638584 05 NC 28083-0000 1 125500 O N 0 01 8.15 E 5.64 5.19 09/01/2008 09/01/2008 10/01/2008 6 747.23 N S 0.125 1 6 11.15 8.15 10638586 05 NC 27030-0000 1 165000 O N 0 01 9.5 E 6.99 6.54 09/01/2008 09/01/2008 10/01/2008 6 1387.41 N S 0.125 1 6 12.5 9.5 10638588 05 ME 04401-0000 1 225000 O N 0 01 9.2 E 6.69 6.24 09/01/2011 09/01/2011 10/01/2011 6 1842.88 N S 0.125 1 6 12.2 9.2 10638590 03 SC 29803-0000 1 228000 O N 36 01 8 E 5.49 5.04 09/01/2009 09/01/2009 10/01/2009 6 1292 N S 0.125 1 6 11 8 10638592 05 MD 21234-0000 1 363000 O N 0 01 6.99 E 4.44 3.99 09/01/2008 09/01/2008 10/01/2008 6 1395.73 N S 0.125 1 6 9.99 6.99 10638594 05 PA 18617-0000 1 112000 O N 24 01 12 E 6.8 6.35 09/01/2008 09/01/2008 10/01/2008 6 776.61 N S 0.125 1 6 15 12 10638598 05 PA 16664-0000 1 240000 O N 36 01 8.05 0 0 0 1275.45 0 0 0 0 0 10638600 05 KY 40291-0000 1 175000 O N 24 01 7.75 0 0 0 1002.98 0 0 0 0 0 10638602 05 DE 19904-0000 1 212500 O N 36 01 7.8 0 0 0 1376.76 0 0 0 0 0 10638604 05 TX 76137-0000 1 120500 O N 0 01 11.5 0 0 0 954.65 0 0 0 0 0 10638606 05 NC 27616-0000 1 202787 O N 0 01 11.6 0 0 0 404.71 0 0 0 0 0 10638608 05 FL 32423-0000 1 140000 O N 36 01 8.9 E 6.39 5.94 09/01/2009 09/01/2009 10/01/2009 6 1004.78 N S 0.125 1 6 11.9 8.9 10638610 05 NJ 07753-0000 1 155000 O N 0 01 9.65 0 0 0 1149.96 0 0 0 0 0 10638614 05 AL 35950-0000 1 168000 O N 36 01 7.425 0 0 0 953.68 0 0 0 0 0 10638620 05 OH 45002-0000 1 120000 O N 24 01 9.5 E 6.99 6.54 09/01/2008 09/01/2008 10/01/2008 6 908.13 N S 0.125 1 6 12.5 9.5 10638624 05 KY 40218-0000 1 135000 O Y 36 01 9.25 0 0 0 790.67 0 0 0 0 0 10638628 05 PA 17557-0000 1 255000 O N 36 01 9.2 0 0 0 1879.74 0 0 0 0 0 10638632 05 ME 04937-0000 1 296000 O N 0 01 7.95 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 1729.31 N S 0.125 1 6 10.95 7.95 10638634 05 VA 23462-0000 1 175000 O Y 36 01 9.35 0 0 0 1133.75 0 0 0 0 0 10638636 07 FL 33569-0000 1 161000 O N 24 01 8.95 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 1289.66 N S 0.125 1 6 11.95 8.95 10638640 01 CA 92709-0000 1 399900 O N 24 01 10.35 0 0 0 722.66 0 0 0 0 0 10638642 05 CA 95828-0000 1 335000 O N 36 01 7.99 0 0 0 1261.61 0 0 0 0 0 10638644 05 PA 16866-0000 1 95000 O N 36 01 10.2 0 0 0 805.38 0 0 0 0 0 10638650 05 GA 30517-0000 1 180000 O N 0 01 7.75 0 0 0 716.42 0 0 0 0 0 10638652 05 NJ 08046-0000 1 205000 O N 0 01 8.9 E 6.39 5.94 09/01/2008 09/01/2008 10/01/2008 6 1291.85 N S 0.125 1 6 11.9 8.9 10638656 05 IL 60174-0000 1 210000 O N 0 01 8.99 E 5.9 5.45 09/01/2008 09/01/2008 10/01/2008 6 1603.79 N S 0.125 1 6 11.99 8.99 10638658 05 AZ 85326-0000 1 340000 O Y 36 01 6.9 0 0 0 1166.95 0 0 0 0 0 10638660 05 MA 02724-0000 3 337000 O N 0 01 8.275 E 5.765 5.315 09/01/2008 09/01/2008 10/01/2008 6 2070.82 N S 0.125 1 6 11.275 8.275 10638662 05 MI 48162-0000 1 220000 O Y 24 01 10.325 E 7.815 7.365 09/01/2008 09/01/2008 10/01/2008 6 1731.98 N S 0.125 1 6 13.325 10.325 10638664 05 IL 60623-0000 3 470000 O Y 0 01 7.99 E 5.03 4.58 09/01/2008 09/01/2008 10/01/2008 6 2611.56 N S 0.125 1 6 10.99 7.99 10638668 01 VA 22204-0000 1 258000 O Y 24 01 7.25 E 4.74 4.29 09/01/2008 09/01/2008 10/01/2008 6 1320.29 N S 0.125 1 6 10.25 7.25 10638670 01 VA 22204-0000 1 258000 O N 24 01 11.3 0 0 0 503.14 0 0 0 0 0 10638674 05 FL 34953-0000 1 230000 O N 24 01 8 E 5.49 5.04 09/01/2008 09/01/2008 10/01/2008 6 1320.78 N S 0.125 1 6 11 8 10638676 05 NM 88101-0000 1 140000 O N 0 01 11.6 0 0 0 279.42 0 0 0 0 0 10638678 05 IL 60402-0000 1 250000 O N 0 01 8.55 E 5.59 5.14 09/01/2009 09/01/2009 10/01/2009 6 1738.04 N S 0.125 1 6 11.55 8.55 10638680 05 NC 28751-0000 1 257000 O N 12 01 8.475 E 5.925 5.475 09/01/2008 09/01/2008 10/01/2008 6 1265.79 N S 0.125 1 6 11.475 8.475 10638682 05 VA 24202-0000 1 94000 O N 36 01 8.95 0 0 0 752.97 0 0 0 0 0 10638684 05 MA 01420-0000 3 274000 O N 0 01 7.55 E 5 4.55 09/01/2008 09/01/2008 10/01/2008 6 1233.14 N S 0.125 1 6 10.55 7.55 10638686 05 AZ 85204-0000 1 305000 O Y 24 01 9.225 E 6.715 6.265 09/01/2008 09/01/2008 10/01/2008 6 2285.34 N S 0.125 1 6 12.225 9.225 10638688 05 NJ 07514-0000 2 400000 O N 0 01 7.95 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 2190.85 N S 0.125 1 6 10.95 7.95 10638692 05 CA 93306-0000 1 440000 O N 24 01 7.69 E 5.14 4.69 09/01/2008 09/01/2008 10/01/2008 6 2136.82 N S 0.125 1 6 10.69 7.69 10638694 05 MN 55412-0000 1 164500 O N 24 01 9.15 E 6.64 6.19 09/01/2008 09/01/2008 10/01/2008 6 1254.32 N S 0.125 1 6 12.15 9.15 10638696 05 ME 04256-0000 1 180000 O N 36 01 7.69 0 0 0 1217.99 0 0 0 0 0 10638698 05 AZ 85303-0000 1 437000 O N 24 01 9.05 E 6.54 6.09 09/01/2008 09/01/2008 10/01/2008 6 2825.55 N S 0.125 1 6 12.05 9.05 10638704 05 NC 28704-0000 1 255000 O N 24 01 9.25 E 6.74 6.29 09/01/2008 09/01/2008 10/01/2008 6 1583.66 N S 0.125 1 6 12.25 9.25 10638708 05 KS 66049-0000 1 133000 O N 0 01 8.425 E 5.915 5.465 09/01/2011 09/01/2011 10/01/2011 6 812.48 N S 0.125 1 6 11.425 8.425 10638710 05 NC 28139-0000 1 138400 O N 0 01 9.95 E 7.44 6.99 09/01/2008 09/01/2008 10/01/2008 6 1088.51 N S 0.125 1 6 12.95 9.95 10638712 05 NM 87121-0000 1 151000 O Y 0 01 8.85 0 0 0 1056.17 0 0 0 0 0 10638714 05 AR 72762-0000 1 241200 O Y 36 01 7.8 E 5.29 4.84 09/01/2009 09/01/2009 10/01/2009 6 1312.8 N S 0.125 1 6 10.8 7.8 10638716 05 CA 94585-0000 1 475000 O Y 24 01 6.69 E 4.18 3.73 09/01/2008 09/01/2008 10/01/2008 6 2560.92 N S 0.125 1 6 9.69 6.69 10638718 05 VA 22101-0000 1 780000 O N 36 01 7.8 E 5.25 4.8 09/01/2009 09/01/2009 10/01/2009 6 3743.37 N S 0.125 1 6 10.8 7.8 10638722 01 MN 55317-0000 1 248000 O N 36 01 8.05 0 0 0 1462.72 0 0 0 0 0 10638724 05 CA 91977-0000 1 449000 O N 24 01 10.35 0 0 0 811.39 0 0 0 0 0 10638726 05 NM 87002-0000 1 180000 O Y 0 01 8.35 E 5.84 5.39 09/01/2008 09/01/2008 10/01/2008 6 1098.08 N S 0.125 1 6 11.35 8.35 10638728 05 NC 28538-0000 1 81000 O N 0 01 11.45 E 7.8 7.35 09/01/2008 09/01/2008 10/01/2008 6 759.1 N S 0.125 1 6 14.45 11.45 10638730 07 MD 21703-0000 1 243000 O N 0 01 7 E 4.49 4.04 09/01/2008 09/01/2008 10/01/2008 6 1134 N S 0.125 1 6 10 7 10638732 05 NC 27310-0000 1 440000 O N 12 01 9.9 E 7.39 6.94 09/01/2008 09/01/2008 10/01/2008 6 3184.9 N S 0.125 1 6 12.9 9.9 10638734 05 CA 90650-0000 1 535000 O Y 24 01 9.04 E 6.53 6.08 09/01/2008 09/01/2008 10/01/2008 6 3728.94 N S 0.125 1 6 12.04 9.04 10638736 05 OR 97756-0000 1 254000 O N 36 01 7.8 0 0 0 856.65 0 0 0 0 0 10638738 05 NC 27278-0000 1 132000 O Y 0 01 7.55 0 0 0 726.63 0 0 0 0 0 10638740 05 CA 92324-0000 1 278000 O Y 24 01 7.09 E 4.58 4.13 09/01/2008 09/01/2008 10/01/2008 6 1396.63 N S 0.125 1 6 10.09 7.09 10638742 05 FL 33823-0000 1 190000 O N 24 01 7.2 E 4.69 4.24 09/01/2008 09/01/2008 10/01/2008 6 852 N S 0.125 1 6 10.2 7.2 10638744 01 FL 33025-0000 1 182000 O N 36 01 8.05 0 0 0 1073.45 0 0 0 0 0 10638746 05 SC 29617-0000 1 115900 O Y 0 01 7.95 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 641.22 N S 0.125 1 6 10.95 7.95 10638754 05 CA 92392-0000 1 325000 O Y 24 01 9.34 E 6.83 6.38 09/01/2008 09/01/2008 10/01/2008 6 2333.08 N S 0.125 1 6 12.34 9.34 10638758 05 TN 38382-0000 1 115000 O N 36 01 9.99 0 0 0 907.53 0 0 0 0 0 10638760 05 TX 76234-0000 1 210000 N N 0 01 9 E 6.45 6 09/01/2008 09/01/2008 10/01/2008 6 1520.74 N S 0.125 1 6 12 9 10638762 05 GA 30064-0000 1 169000 O Y 0 01 7.875 0 0 0 1043.33 0 0 0 0 0 10638766 05 PA 15132-0000 1 80000 O N 36 01 10.65 0 0 0 740.78 0 0 0 0 0 10638772 05 TX 75211-0000 1 115000 O N 0 01 8.45 0 0 0 639.09 0 0 0 0 0 10638776 05 IL 60629-0000 1 219000 O Y 0 01 9.4 E 5.85 5.4 09/01/2008 09/01/2008 10/01/2008 6 1546.18 N S 0.125 1 6 12.4 9.4 10638778 05 SC 29678-0000 1 104000 O N 0 01 8.9 E 6.35 5.9 09/01/2008 09/01/2008 10/01/2008 6 829.34 N S 0.125 1 6 11.9 8.9 10638780 01 NJ 08232-0000 1 137000 O N 0 01 10 E 7.45 7 09/01/2008 09/01/2008 10/01/2008 6 1082.05 N S 0.125 1 6 13 10 10638782 05 MD 21215-0000 1 165000 O Y 0 01 7.55 E 5 4.55 09/01/2008 09/01/2008 10/01/2008 6 666.74 N S 0.125 1 6 10.55 7.55 10638786 05 MI 48227-0000 1 75000 N N 24 01 9.2 E 6.65 6.2 09/01/2008 09/01/2008 10/01/2008 6 552.87 N S 0.125 1 6 12.2 9.2 10638788 05 VA 22026-0000 1 570000 O N 24 01 9.25 E 6.7 6.25 09/01/2008 09/01/2008 10/01/2008 6 3985.87 N S 0.125 1 6 12.25 9.25 10638790 05 GA 30344-0000 1 175000 O N 0 01 9.25 E 6.7 6.25 09/01/2008 09/01/2008 10/01/2008 6 1439.69 N S 0.125 1 6 12.25 9.25 10638794 05 NC 28215-0000 1 107000 N N 24 01 9.99 E 7.44 6.99 09/01/2008 09/01/2008 10/01/2008 6 836.5 N S 0.125 1 6 12.99 9.99 10638796 05 NJ 07501-0000 2 314000 O N 0 01 8.55 E 6 5.55 09/01/2008 09/01/2008 10/01/2008 6 1691.69 N S 0.125 1 6 11.55 8.55 10638798 05 RI 02907-0000 3 350000 O N 12 01 7.55 E 5 4.55 09/01/2008 09/01/2008 10/01/2008 6 1967.4 N S 0.125 1 6 10.55 7.55 10638802 05 IL 60513-0000 1 298000 O Y 0 01 8.75 E 5.75 5.3 09/01/2008 09/01/2008 10/01/2008 6 1524.2 N S 0.125 1 6 11.75 8.75 10638804 05 WA 98675-0000 1 300000 O N 24 01 8.99 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 1603.79 N S 0.125 1 6 11.99 8.99 10638806 05 IN 46507-0000 1 151000 O N 24 01 8.2 E 5.65 5.2 09/01/2008 09/01/2008 10/01/2008 6 846.84 N S 0.125 1 6 11.2 8.2 10638808 05 MD 20747-0000 1 327000 O Y 0 01 7.95 E 5.4 4.95 09/01/2008 09/01/2008 10/01/2008 6 1809.13 N S 0.125 1 6 10.95 7.95 10638810 05 MI 48653-0000 1 130000 O Y 36 01 8.05 E 5.5 5.05 09/01/2009 09/01/2009 10/01/2009 6 772.47 N S 0.125 1 6 11.05 8.05 10638814 05 TN 37724-0000 1 155000 O Y 36 01 10.35 0 0 0 1358.91 0 0 0 0 0 10638816 05 MT 59101-0000 1 125500 O Y 24 01 8.4 E 5.85 5.4 09/01/2008 09/01/2008 10/01/2008 6 728.4 N S 0.125 1 6 11.4 8.4 10638818 05 IN 47117-0000 1 155000 O N 36 01 7.9 0 0 0 1013.9 0 0 0 0 0 10638820 07 MD 20886-0000 1 320200 O N 0 01 7.4 E 4.85 4.4 09/01/2008 09/01/2008 10/01/2008 6 1108.51 N S 0.125 1 6 10.4 7.4 10638826 05 NV 89408-0000 1 235000 O Y 24 01 7.65 E 5.1 4.65 09/01/2008 09/01/2008 10/01/2008 6 1258.07 N S 0.125 1 6 10.65 7.65 10638830 05 AZ 86314-0000 1 262000 O N 24 01 12.55 0 0 0 561.28 0 0 0 0 0 10638832 05 AL 36575-0000 1 120000 O N 24 01 7.55 E 5 4.55 09/01/2008 09/01/2008 10/01/2008 6 801.02 N S 0.125 1 6 10.55 7.55 10638834 05 IL 60618-0000 2 440000 O Y 0 01 8.6 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 2607.31 N S 0.125 1 6 11.6 8.6 10638840 05 MI 48813-0000 1 165000 O N 24 01 9.65 E 7.1 6.65 09/01/2008 09/01/2008 10/01/2008 6 1264.96 N S 0.125 1 6 12.65 9.65 10638844 05 GA 30316-0000 1 210000 O N 0 01 8.5 0 0 0 1372.52 0 0 0 0 0 10638846 05 MI 49002-0000 1 109000 O N 36 01 9.4 E 6.85 6.4 09/01/2009 09/01/2009 10/01/2009 6 772.31 N S 0.125 1 6 12.4 9.4 10638848 05 CA 92585-0000 1 427000 O Y 36 01 6.94 E 4.39 3.94 09/01/2009 09/01/2009 10/01/2009 6 2371.44 N S 0.125 1 6 9.94 6.94 10638852 05 MD 21921-0000 1 381000 O N 0 01 8.5 E 5.95 5.5 09/01/2008 09/01/2008 10/01/2008 6 2636.61 N S 0.125 1 6 11.5 8.5 10638854 05 LA 70437-0000 1 453000 O N 36 01 9.6 0 0 0 2671.71 0 0 0 0 0 10638856 05 VA 23701-0000 1 188000 O Y 24 01 6.99 E 4.44 3.99 09/01/2008 09/01/2008 10/01/2008 6 837.96 N S 0.125 1 6 9.99 6.99 10638860 05 NC 27805-0000 1 66000 O N 0 01 9.75 0 0 0 481.99 0 0 0 0 0 10638864 05 MN 55407-0000 1 270000 O Y 36 01 7.7 E 5.15 4.7 09/01/2009 09/01/2009 10/01/2009 6 1544.31 N S 0.125 1 6 10.7 7.7 10638866 05 GA 30083-0000 1 150100 N N 0 01 10.25 0 0 0 1131.78 0 0 0 0 0 10638868 05 WA 98001-0000 1 300000 O Y 24 01 9.75 E 7.2 6.75 09/01/2008 09/01/2008 10/01/2008 6 2040.72 N S 0.125 1 6 12.75 9.75 10638870 05 PA 18702-0000 1 150300 O N 36 01 9.45 0 0 0 1255.82 0 0 0 0 0 10638872 05 NM 87410-0000 1 160000 O N 0 01 9.3 0 0 0 1123.77 0 0 0 0 0 10638874 05 FL 32254-0000 1 96000 O N 24 01 9.5 E 6.95 6.5 09/01/2008 09/01/2008 10/01/2008 6 807.23 N S 0.125 1 6 12.5 9.5 10638876 05 GA 30034-0000 1 125000 O N 0 01 8.6 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 873.02 N S 0.125 1 6 11.6 8.6 10638878 05 PA 19604-0000 1 142500 O N 24 01 8.05 E 5.5 5.05 09/01/2008 09/01/2008 10/01/2008 6 829.41 N S 0.125 1 6 11.05 8.05 10638880 05 TX 78413-0000 1 127000 O N 36 01 7.9 0 0 0 777.69 0 0 0 0 0 10638882 05 MN 55379-0000 1 230000 O N 24 01 8.45 E 5.9 5.45 09/01/2008 09/01/2008 10/01/2008 6 1496.31 N S 0.125 1 6 11.45 8.45 10638884 07 NC 27704-0000 1 100000 O N 0 01 8.75 E 6.2 5.75 09/01/2008 09/01/2008 10/01/2008 6 786.71 N S 0.125 1 6 11.75 8.75 10638890 05 CA 93638-0000 1 434000 O Y 0 01 9.34 E 6.79 6.34 09/01/2008 09/01/2008 10/01/2008 6 3115.56 N S 0.125 1 6 12.34 9.34 10638894 05 MO 64133-0000 1 141500 O N 24 01 8.9 E 6.35 5.9 09/01/2008 09/01/2008 10/01/2008 6 902.7 N S 0.125 1 6 11.9 8.9 10638896 05 IL 60620-0000 1 135000 O N 0 01 7.7 E 4.7 4.25 09/01/2008 09/01/2008 10/01/2008 6 770 N S 0.125 1 6 10.7 7.7 10638900 05 WA 98249-0000 1 360000 O N 24 01 8.375 E 5.825 5.375 09/01/2008 09/01/2008 10/01/2008 6 2010 N S 0.125 1 6 11.375 8.375 10638902 05 AZ 85301-0000 1 240000 O N 24 01 8.75 E 6.2 5.75 09/01/2008 09/01/2008 10/01/2008 6 1887.3 N S 0.125 1 6 11.75 8.75 10638906 05 MS 39204-0000 1 92000 O N 24 01 10.65 E 8.1 7.65 09/01/2008 09/01/2008 10/01/2008 6 766.71 N S 0.125 1 6 13.65 10.65 10638908 07 SC 29715-0000 1 106500 O Y 0 01 6.95 E 4.4 3.95 09/01/2008 09/01/2008 10/01/2008 6 526.37 N S 0.125 1 6 9.95 6.95 10638910 05 GA 30741-0000 1 160000 O N 0 01 8.3 0 0 0 717.05 0 0 0 0 0 10638912 05 IL 60565-0000 1 524383 O N 0 01 9.2 E 6.2 5.75 09/01/2008 09/01/2008 10/01/2008 6 3435.98 N S 0.125 1 6 12.2 9.2 10638914 05 MD 21211-0000 1 325000 O N 0 01 6.4 E 3.85 3.4 09/01/2008 09/01/2008 10/01/2008 6 1386.67 N S 0.125 1 6 9.4 6.4 10638916 05 MD 21403-0000 1 398000 O Y 0 01 9.8 E 6.6 6.15 09/01/2008 09/01/2008 10/01/2008 6 3151.35 N S 0.125 1 6 12.8 9.8 10638922 05 CA 93239-0000 1 138500 O N 24 01 8.69 E 6.14 5.69 09/01/2008 09/01/2008 10/01/2008 6 438.16 N S 0.125 1 6 11.69 8.69 10638924 05 SC 29624-0000 1 166000 O N 0 01 7.975 0 0 0 972.13 0 0 0 0 0 10638926 05 GA 30519-0000 1 181990 O N 0 01 7.9 E 5.35 4.9 09/01/2008 09/01/2008 10/01/2008 6 1058.16 N S 0.125 1 6 10.9 7.9 10638928 05 FL 33610-0000 1 148000 O N 24 01 8.6 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 918.8 N S 0.125 1 6 11.6 8.6 10638930 05 MN 55033-0000 1 185000 O N 36 01 7.99 E 5.44 4.99 09/01/2009 09/01/2009 10/01/2009 6 1084.95 N S 0.125 1 6 10.99 7.99 10638932 05 IL 60805-0000 1 165000 O Y 36 01 7.7 0 0 0 999.26 0 0 0 0 0 10638934 05 TX 76088-0000 1 165000 O N 36 01 8.7 0 0 0 1033.74 0 0 0 0 0 10638936 05 MD 20740-0000 1 350000 O Y 0 01 7.9 0 0 0 1353.32 0 0 0 0 0 10638942 05 OR 97488-0000 1 295000 O Y 24 01 9.2 E 6.65 6.2 09/01/2008 09/01/2008 10/01/2008 6 1972.89 N S 0.125 1 6 12.2 9.2 10638944 05 WA 98270-0000 1 455000 O N 12 01 9.7 E 7.15 6.7 09/01/2008 09/01/2008 10/01/2008 6 3677.92 N S 0.125 1 6 12.7 9.7 10638946 05 CA 92570-0000 1 366000 O N 36 01 7.59 0 0 0 1851.96 0 0 0 0 0 10638952 05 CT 06457-0000 1 290000 O Y 24 01 7.79 E 5.24 4.79 09/01/2008 09/01/2008 10/01/2008 6 1576.68 N S 0.125 1 6 10.79 7.79 10638956 05 CA 92503-0000 1 270000 O N 24 01 7.49 E 4.94 4.49 09/01/2008 09/01/2008 10/01/2008 6 1348.2 N S 0.125 1 6 10.49 7.49 10638960 05 MD 20657-0000 1 315000 O Y 0 01 9.65 E 7.1 6.65 09/01/2008 09/01/2008 10/01/2008 6 2070.81 N S 0.125 1 6 12.65 9.65 10638964 01 MD 20772-0000 1 295000 O N 0 01 7.99 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 1832.67 N S 0.125 1 6 10.99 7.99 10638970 05 IN 46901-0000 1 135000 O N 36 01 9.4 0 0 0 1069.06 0 0 0 0 0 10638972 05 CA 92301-0000 1 349000 O Y 24 01 7.94 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 1928.75 N S 0.125 1 6 10.94 7.94 10638974 05 IL 60471-0000 1 350000 O Y 0 01 9.35 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 2514.99 N S 0.125 1 6 12.35 9.35 10638976 05 LA 71006-0000 1 250000 O N 36 01 9.99 0 0 0 1972.88 0 0 0 0 0 10638978 01 IL 60615-0000 1 275000 O N 0 01 8.9 E 5.75 5.3 09/01/2008 09/01/2008 10/01/2008 6 1196.16 N S 0.125 1 6 11.9 8.9 10638980 05 MI 48234-0000 1 90000 O N 36 01 9.65 0 0 0 651.65 0 0 0 0 0 10638986 07 IL 60478-0000 1 101900 O N 0 01 8.95 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 734.63 N S 0.125 1 6 11.95 8.95 10638988 05 ME 04240-0000 1 141000 O N 0 01 8.15 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 996.93 N S 0.125 1 6 11.15 8.15 10638990 05 NC 28601-0000 1 162000 O N 0 01 7.475 0 0 0 903.97 0 0 0 0 0 10638992 05 AL 35757-0000 1 165000 O Y 36 01 7.9 0 0 0 1021.42 0 0 0 0 0 10638998 05 ME 04574-0000 1 80000 O N 36 01 9.55 0 0 0 540.49 0 0 0 0 0 10639002 05 VA 23462-0000 1 210000 O N 36 01 7.4 0 0 0 969.34 0 0 0 0 0 10639004 05 CA 92201-0000 1 300000 O N 24 01 8.14 E 5.59 5.14 09/01/2008 09/01/2008 10/01/2008 6 2007.36 N S 0.125 1 6 11.14 8.14 10639006 05 FL 34116-0000 1 340000 O Y 24 01 9.2 E 6.65 6.2 09/01/2008 09/01/2008 10/01/2008 6 2407.59 N S 0.125 1 6 12.2 9.2 10639010 05 FL 33765-0000 1 245000 O N 24 01 8.95 E 6.4 5.95 09/01/2008 09/01/2008 10/01/2008 6 1554 N S 0.125 1 6 11.95 8.95 10639014 05 NJ 07011-0000 1 377000 O N 0 01 7.5 E 4.95 4.5 09/01/2008 09/01/2008 10/01/2008 6 1580.23 N S 0.125 1 6 10.5 7.5 10639018 05 VA 22849-0000 1 197000 O N 36 01 8.5 0 0 0 1514.76 0 0 0 0 0 10639024 05 NJ 08091-0000 1 238000 O N 0 01 9.35 E 6.8 6.35 09/01/2008 09/01/2008 10/01/2008 6 1876.48 N S 0.125 1 6 12.35 9.35 10639026 05 NJ 08051-0000 1 580000 O N 0 01 8.15 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 3884.98 N S 0.125 1 6 11.15 8.15 10639030 05 ID 83854-0000 1 195000 O Y 36 01 7.2 E 4.65 4.2 09/01/2009 09/01/2009 10/01/2009 6 1116.2 N S 0.125 1 6 10.2 7.2 10639034 05 PA 15241-0000 1 185000 O N 36 01 7.15 0 0 0 1124.56 0 0 0 0 0 10639036 05 NC 28037-0000 1 141000 N N 30 01 6.95 0 0 0 661.95 0 0 0 0 0 10639038 05 FL 34473-0000 1 185000 O N 36 01 8.99 E 6.44 5.99 09/01/2009 09/01/2009 10/01/2009 6 1338.5 N S 0.125 1 6 11.99 8.99 10639040 05 TX 78223-0000 1 68500 N N 36 01 11.3 0 0 0 500.94 0 0 0 0 0 10639042 05 LA 70816-0000 1 130000 O N 24 01 7.7 E 5.15 4.7 09/01/2008 09/01/2008 10/01/2008 6 796.74 N S 0.125 1 6 10.7 7.7 10639046 05 DE 19701-0000 1 215000 O Y 24 01 9.75 E 7.2 6.75 09/01/2008 09/01/2008 10/01/2008 6 1694.38 N S 0.125 1 6 12.75 9.75 10639048 05 NM 87120-0000 1 243000 O N 0 01 8.15 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 1507.11 N S 0.125 1 6 11.15 8.15 10639050 05 NY 14226-0000 1 127000 O N 0 01 8.99 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 867.82 N S 0.125 1 6 11.99 8.99 10639054 05 IN 46825-0000 1 119900 O N 24 01 8.25 E 5.7 5.25 09/01/2008 09/01/2008 10/01/2008 6 720.62 N S 0.125 1 6 11.25 8.25 10639058 05 OK 73030-0000 1 94800 O N 24 01 10.5 E 7.95 7.5 09/01/2008 09/01/2008 10/01/2008 6 867.18 N S 0.125 1 6 13.5 10.5 10639062 05 ME 04401-0000 1 117000 O N 0 01 9.05 E 6.5 6.05 09/01/2008 09/01/2008 10/01/2008 6 756.5 N S 0.125 1 6 12.05 9.05 10639064 05 IL 60619-0000 1 164000 O N 36 01 7.25 0 0 0 783.14 0 0 0 0 0 10639066 05 AZ 85040-0000 1 190000 O N 36 01 7.75 0 0 0 1088.95 0 0 0 0 0 10639068 05 MS 39209-0000 1 76000 O N 36 01 10.05 E 7.5 7.05 09/01/2009 09/01/2009 10/01/2009 6 602.79 N S 0.125 1 6 13.05 10.05 10639070 01 TN 37215-0000 1 625000 O N 24 01 7.75 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 2634.25 N S 0.125 1 6 10.75 7.75 10639072 05 AZ 85339-0000 1 235000 O Y 24 01 8.29 E 5.74 5.29 09/01/2008 09/01/2008 10/01/2008 6 1348.27 N S 0.125 1 6 11.29 8.29 10639078 05 TN 37187-0000 1 144000 O N 36 01 8.55 0 0 0 1001.11 0 0 0 0 0 10639080 05 CT 06082-0000 2 238000 O N 36 01 7.25 E 4.7 4.25 09/01/2009 09/01/2009 10/01/2009 6 1041.69 N S 0.125 1 6 10.25 7.25 10639084 05 NC 28739-0000 1 122500 O N 0 01 7.65 0 0 0 695.33 0 0 0 0 0 10639090 05 VA 23805-0000 1 221000 O Y 36 01 8.5 0 0 0 1296.12 0 0 0 0 0 10639092 07 PA 19464-0000 1 150000 O N 24 01 7.3 E 4.75 4.3 09/01/2008 09/01/2008 10/01/2008 6 822.69 N S 0.125 1 6 10.3 7.3 10639094 03 AZ 85374-0000 1 370000 O N 12 01 7.85 E 5.3 4.85 09/01/2008 09/01/2008 10/01/2008 6 1936.34 N S 0.125 1 6 10.85 7.85 10639096 05 AZ 85035-0000 1 172500 N Y 24 01 7.99 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 764.02 N S 0.125 1 6 10.99 7.99 10639098 05 NJ 08343-0000 1 270000 O N 0 01 8.99 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 2170.54 N S 0.125 1 6 11.99 8.99 10639100 05 SC 29420-0000 1 174500 O Y 0 01 9.75 E 7.2 6.75 09/01/2009 09/01/2009 10/01/2009 6 1447.58 N S 0.125 1 6 12.75 9.75 10639104 05 IL 60643-0000 1 260000 O N 0 01 9.5 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 1849.88 N S 0.125 1 6 12.5 9.5 10639106 05 FL 34202-0000 1 250000 N N 24 01 8.5 E 5.95 5.5 09/01/2008 09/01/2008 10/01/2008 6 1057.26 N S 0.125 1 6 11.5 8.5 10639108 05 MD 21821-0000 1 204000 O N 0 01 8.99 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 1311.98 N S 0.125 1 6 11.99 8.99 10639110 05 MD 21921-0000 1 247900 O N 0 01 8.75 E 6.2 5.75 09/01/2008 09/01/2008 10/01/2008 6 1950.24 N S 0.125 1 6 11.75 8.75 10639114 05 ME 04943-0000 1 75000 O N 0 01 10.3 E 7.75 7.3 09/01/2008 09/01/2008 10/01/2008 6 539.9 N S 0.125 1 6 13.3 10.3 10639118 05 WA 98053-0000 1 730000 O N 24 01 6.95 E 4.4 3.95 09/01/2008 09/01/2008 10/01/2008 6 4107.39 N S 0.125 1 6 9.95 6.95 10639120 05 AZ 85206-0000 1 260000 O N 24 01 9.5 E 6.95 6.5 09/01/2008 09/01/2008 10/01/2008 6 1530.36 N S 0.125 1 6 12.5 9.5 10639122 05 AZ 86301-0000 1 207000 O Y 24 01 7.9 E 5.35 4.9 09/01/2008 09/01/2008 10/01/2008 6 1139.03 N S 0.125 1 6 10.9 7.9 10639124 05 NJ 08831-0000 1 540000 O N 0 01 8.4 E 5.85 5.4 09/01/2008 09/01/2008 10/01/2008 6 2274.09 N S 0.125 1 6 11.4 8.4 10639126 05 AZ 85242-0000 1 500000 O N 36 01 6.65 E 4.1 3.65 09/01/2009 09/01/2009 10/01/2009 6 2216.67 N S 0.125 1 6 9.65 6.65 10639132 05 CA 93267-0000 1 435000 O N 36 01 7.69 0 0 0 2943.46 0 0 0 0 0 10639134 05 IN 46514-0000 1 130000 O N 24 01 9.7 E 7.15 6.7 09/01/2008 09/01/2008 10/01/2008 6 1000.92 N S 0.125 1 6 12.7 9.7 10639136 05 FL 33015-0000 1 365000 O N 36 01 8.45 0 0 0 1339.41 0 0 0 0 0 10639138 05 OR 97601-0000 2 160000 N Y 24 01 7.97 E 5.42 4.97 09/01/2008 09/01/2008 10/01/2008 6 998.01 N S 0.125 1 6 10.97 7.97 10639140 05 AZ 85037-0000 1 245000 O Y 24 01 8.39 E 5.84 5.39 09/01/2008 09/01/2008 10/01/2008 6 1521.96 N S 0.125 1 6 11.39 8.39 10639144 05 MS 38654-0000 1 220000 O N 36 01 7.99 0 0 0 1290.2 0 0 0 0 0 10639148 05 IL 60649-0000 2 270000 O N 0 01 8.15 E 5.15 4.7 09/01/2008 09/01/2008 10/01/2008 6 1467 N S 0.125 1 6 11.15 8.15 10639154 05 AZ 85305-0000 1 270500 O N 36 01 6.75 E 4.2 3.75 09/01/2009 09/01/2009 10/01/2009 6 810 N S 0.125 1 6 9.75 6.75 10639156 05 SC 29437-0000 1 135000 O N 0 01 9.75 0 0 0 985.88 0 0 0 0 0 10639158 05 NV 89031-0000 1 305000 O N 36 01 8.15 0 0 0 1525.71 0 0 0 0 0 10639160 05 AZ 85303-0000 1 236000 O Y 24 01 8.2 E 5.65 5.2 09/01/2008 09/01/2008 10/01/2008 6 1257.35 N S 0.125 1 6 11.2 8.2 10639162 05 AZ 85053-0000 1 240000 O Y 24 01 9.75 E 7.2 6.75 09/01/2008 09/01/2008 10/01/2008 6 1493.21 N S 0.125 1 6 12.75 9.75 10639166 05 MA 02155-0000 2 640000 O N 0 01 8.175 E 5.625 5.175 09/01/2009 09/01/2009 10/01/2009 6 3692.71 N S 0.125 1 6 11.175 8.175 10639168 01 TX 75252-0000 1 115000 O N 0 01 7.45 0 0 0 640.14 0 0 0 0 0 10639170 05 CA 95817-0000 1 200000 N N 36 01 8.79 0 0 0 513.22 0 0 0 0 0 10639180 05 NC 28470-0000 1 92000 O N 0 01 10.2 E 7.65 7.2 09/01/2008 09/01/2008 10/01/2008 6 738.9 N S 0.125 1 6 13.2 10.2 10639182 05 CA 92240-0000 1 295000 O N 24 01 7.54 E 4.99 4.54 09/01/2008 09/01/2008 10/01/2008 6 1482.87 N S 0.125 1 6 10.54 7.54 10639186 07 CA 96002-0000 1 145900 O Y 24 01 7.99 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 810.7 N S 0.125 1 6 10.99 7.99 10639188 05 WA 98387-0000 1 249950 O Y 24 01 8.6 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 1851.41 N S 0.125 1 6 11.6 8.6 10639194 05 MS 39532-0000 1 137000 O N 36 01 8.25 0 0 0 638.58 0 0 0 0 0 10639196 05 WA 98445-0000 1 235000 O N 36 01 8.275 E 5.725 5.275 09/01/2009 09/01/2009 10/01/2009 6 1362.98 N S 0.125 1 6 11.275 8.275 10639198 01 CA 94590-0000 1 312000 O N 36 01 8.79 0 0 0 2056.86 0 0 0 0 0 10639202 05 AZ 85228-0000 1 135000 O N 24 01 7.8 E 5.25 4.8 09/01/2008 09/01/2008 10/01/2008 6 728.87 N S 0.125 1 6 10.8 7.8 10639204 05 NV 89014-0000 1 220000 O N 36 01 7.99 0 0 0 1341.52 0 0 0 0 0 10639206 05 CT 06382-0000 1 165000 O N 24 01 8.8 E 6.25 5.8 09/01/2008 09/01/2008 10/01/2008 6 1035.26 N S 0.125 1 6 11.8 8.8 10639212 05 CA 94061-0000 1 780000 O Y 24 01 7.34 E 4.79 4.34 09/01/2008 09/01/2008 10/01/2008 6 2811.31 N S 0.125 1 6 10.34 7.34 10639214 05 IL 60426-0000 1 131000 O N 36 01 7.99 E 5.49 5.04 09/01/2009 09/01/2009 10/01/2009 6 887.02 N S 0.125 1 6 10.99 7.99 10639216 01 CA 90249-0000 1 280000 O N 0 01 8.79 E 6.24 5.79 09/01/2008 09/01/2008 10/01/2008 6 1768.62 N S 0.125 1 6 11.79 8.79 10639222 05 CA 95351-0000 1 370000 O Y 24 01 9.09 E 6.54 6.09 09/01/2008 09/01/2008 10/01/2008 6 2447.75 N S 0.125 1 6 12.09 9.09 10639224 05 PA 19111-0000 1 179900 O N 24 01 8.2 E 5.65 5.2 09/01/2008 09/01/2008 10/01/2008 6 1076.02 N S 0.125 1 6 11.2 8.2 10639226 05 PA 19111-0000 1 179900 O N 0 01 12.55 0 0 0 385.62 0 0 0 0 0 10639230 05 CA 91784-0000 1 655000 O N 12 01 7.2 E 4.65 4.2 09/01/2008 09/01/2008 10/01/2008 6 2341.82 N S 0.125 1 6 10.2 7.2 10639236 07 IL 60438-0000 1 266000 O N 0 01 8.05 E 5.05 4.6 09/01/2008 09/01/2008 10/01/2008 6 1568.88 N S 0.125 1 6 11.05 8.05 10639244 05 MO 63131-0000 1 198000 O N 24 01 9.35 E 6.8 6.35 09/01/2008 09/01/2008 10/01/2008 6 1396.78 N S 0.125 1 6 12.35 9.35 10639246 05 VA 23314-0000 1 356000 O N 36 01 7.4 0 0 0 2218.39 0 0 0 0 0 10639248 05 IL 60064-0000 1 180000 O N 0 01 8.49 0 0 0 1594.33 0 0 0 0 0 10639252 05 IN 46940-0000 1 86000 O N 24 01 9.65 E 7.1 6.65 09/01/2008 09/01/2008 10/01/2008 6 732.57 N S 0.125 1 6 12.65 9.65 10639254 05 IN 46933-0000 1 77500 O N 24 01 10.1 E 7.55 7.1 09/01/2008 09/01/2008 10/01/2008 6 617.27 N S 0.125 1 6 13.1 10.1 10639258 05 FL 33411-0000 1 378000 O Y 24 01 8.7 E 6.15 5.7 09/01/2008 09/01/2008 10/01/2008 6 2545.88 N S 0.125 1 6 11.7 8.7 10639260 05 NJ 08753-0000 1 374000 O N 0 01 7.35 0 0 0 2061.41 0 0 0 0 0 10639262 05 NJ 07079-0000 1 520000 O Y 0 01 8.5 E 5.95 5.5 09/01/2008 09/01/2008 10/01/2008 6 2287.26 N S 0.125 1 6 11.5 8.5 10639264 05 AL 35601-0000 1 65000 O N 36 01 10.55 0 0 0 597.02 0 0 0 0 0 10639266 05 WA 98520-0000 1 130000 O N 24 01 7.95 E 5.4 4.95 09/01/2008 09/01/2008 10/01/2008 6 759.5 N S 0.125 1 6 10.95 7.95 10639268 05 WA 98520-0000 1 130000 O N 0 01 12.55 0 0 0 278.5 0 0 0 0 0 10639270 05 PA 19503-0000 1 201000 O N 24 01 8.99 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 1389.95 N S 0.125 1 6 11.99 8.99 10639272 05 GA 30084-0000 1 191000 N N 0 01 9.25 E 6.7 6.25 09/01/2008 09/01/2008 10/01/2008 6 1414.18 N S 0.125 1 6 12.25 9.25 10639274 05 NY 12019-0000 1 340000 O N 0 01 7.25 E 4.7 4.25 09/01/2008 09/01/2008 10/01/2008 6 1855.52 N S 0.125 1 6 10.25 7.25 10639276 05 ME 04254-0000 1 153000 O N 0 01 8.4 E 5.85 5.4 09/01/2008 09/01/2008 10/01/2008 6 1165.62 N S 0.125 1 6 11.4 8.4 10639278 07 MD 20748-0000 1 265000 O Y 0 01 7.99 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 1562.77 N S 0.125 1 6 10.99 7.99 10639280 05 NY 11950-0000 1 300000 O Y 12 01 7.5 0 0 0 1579.37 0 0 0 0 0 10639284 05 TX 77066-0000 1 199000 O N 0 01 8.2 0 0 0 986.58 0 0 0 0 0 10639286 05 IN 46516-0000 1 164000 O N 24 01 8.4 E 5.85 5.4 09/01/2008 09/01/2008 10/01/2008 6 1062.01 N S 0.125 1 6 11.4 8.4 10639288 05 IA 50315-0000 1 95000 O N 0 01 9.55 E 7 6.55 09/01/2008 09/01/2008 10/01/2008 6 641.83 N S 0.125 1 6 12.55 9.55 10639294 05 FL 34473-0000 1 182000 O N 36 01 7.95 0 0 0 1113.69 0 0 0 0 0 10639296 05 OH 44012-0000 1 140000 O N 36 01 8.65 0 0 0 818.55 0 0 0 0 0 10639298 05 FL 32967-0000 1 299900 O Y 24 01 10.55 E 8 7.55 09/01/2008 09/01/2008 10/01/2008 6 2409.03 N S 0.125 1 6 13.55 10.55 10639300 05 AZ 85353-0000 1 260000 O N 12 01 8.35 E 5.8 5.35 09/01/2008 09/01/2008 10/01/2008 6 1447.34 N S 0.125 1 6 11.35 8.35 10639302 05 AZ 85222-0000 1 360000 O Y 24 01 8.35 E 5.8 5.35 09/01/2008 09/01/2008 10/01/2008 6 2136.25 N S 0.125 1 6 11.35 8.35 10639304 05 NM 87105-0000 1 120000 O Y 0 01 9 E 6.45 6 09/01/2011 09/01/2011 10/01/2011 6 833.08 N S 0.125 1 6 12 9 10639306 05 MN 55113-0000 1 255000 O Y 36 01 9.35 E 6.8 6.35 09/01/2009 09/01/2009 10/01/2009 6 1832.35 N S 0.125 1 6 12.35 9.35 10639308 05 WY 82609-0000 1 261000 O N 36 01 9.65 0 0 0 2000.93 0 0 0 0 0 10639310 01 AZ 85251-0000 1 293000 O N 24 01 7.75 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 1513.84 N S 0.125 1 6 10.75 7.75 10639312 05 CO 81520-0000 1 119000 O N 24 01 8.15 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 708.53 N S 0.125 1 6 11.15 8.15 10639314 05 KY 40391-0000 1 137500 O N 36 01 7.9 0 0 0 799.49 0 0 0 0 0 10639316 05 ME 04468-0000 1 252000 O N 0 01 9.25 E 6.7 6.25 09/01/2008 09/01/2008 10/01/2008 6 1809.89 N S 0.125 1 6 12.25 9.25 10639320 05 AZ 85019-0000 1 204000 O Y 24 01 8.85 E 6.3 5.85 09/01/2008 09/01/2008 10/01/2008 6 1395.06 N S 0.125 1 6 11.85 8.85 10639324 05 FL 32805-0000 1 170000 O N 36 01 7.99 0 0 0 872.36 0 0 0 0 0 10639328 05 PA 18071-0000 1 105000 O N 36 01 7.7 0 0 0 817.87 0 0 0 0 0 10639330 05 AZ 85029-0000 1 209000 O Y 24 01 8.4 E 5.85 5.4 09/01/2008 09/01/2008 10/01/2008 6 1211.59 N S 0.125 1 6 11.4 8.4 10639334 05 NJ 07111-0000 1 240000 O N 0 01 8 E 5.45 5 09/01/2011 09/01/2011 10/01/2011 6 1496.88 N S 0.125 1 6 11 8 10639336 05 ME 04240-0000 1 232000 O N 0 01 8.75 E 6.2 5.75 09/01/2011 09/01/2011 10/01/2011 6 1642.64 N S 0.125 1 6 11.75 8.75 10639338 05 IL 60618-0000 1 530000 O Y 0 01 9.05 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 3492.34 N S 0.125 1 6 12.05 9.05 10639340 05 MD 21620-0000 1 230000 O N 0 01 7.9 E 5.35 4.9 09/01/2008 09/01/2008 10/01/2008 6 1211.34 N S 0.125 1 6 10.9 7.9 10639342 05 IN 46236-0000 1 145000 O N 36 01 9.65 0 0 0 1049.87 0 0 0 0 0 10639344 05 MO 64015-0000 1 168000 O N 24 01 8.15 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 912.8 N S 0.125 1 6 11.15 8.15 10639348 05 TN 37367-0000 1 73140 O N 24 01 8.99 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 470.37 N S 0.125 1 6 11.99 8.99 10639350 05 IL 60620-0000 1 166000 O N 0 01 7.3 0 0 0 582.74 0 0 0 0 0 10639352 05 NJ 08098-0000 2 200000 N N 0 01 7.45 0 0 0 1113.28 0 0 0 0 0 10639360 05 LA 70810-0000 1 219065 O N 24 01 7.75 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 1255.52 N S 0.125 1 6 10.75 7.75 10639368 05 MD 20748-0000 1 369000 O N 0 01 8.9 E 6.35 5.9 09/01/2008 09/01/2008 10/01/2008 6 2648.3 N S 0.125 1 6 11.9 8.9 10639370 05 RI 02920-0000 1 290000 O Y 12 01 6.9 E 4.35 3.9 09/01/2008 09/01/2008 10/01/2008 6 816.87 N S 0.125 1 6 9.9 6.9 10639372 05 NM 87047-0000 1 210000 O N 0 01 8.45 E 5.9 5.45 09/01/2008 09/01/2008 10/01/2008 6 1183 N S 0.125 1 6 11.45 8.45 10639374 05 MD 21222-0000 1 210000 O N 0 01 8.5 0 0 0 1614.72 0 0 0 0 0 10639376 05 FL 33023-0000 1 260000 O Y 24 01 7.4 E 4.85 4.4 09/01/2008 09/01/2008 10/01/2008 6 1353.45 N S 0.125 1 6 10.4 7.4 10639378 05 MD 21229-0000 1 249000 O Y 0 01 9.25 E 6.7 6.25 09/01/2008 09/01/2008 10/01/2008 6 1636.67 N S 0.125 1 6 12.25 9.25 10639380 05 OH 43065-0000 1 619900 O N 24 01 8.4 E 5.85 5.4 09/01/2008 09/01/2008 10/01/2008 6 4722.64 N S 0.125 1 6 11.4 8.4 10639382 01 NJ 08854-0000 1 247000 O Y 0 01 8.625 0 0 0 1742.56 0 0 0 0 0 10639384 05 AZ 85043-0000 1 235000 O N 36 01 8.6 E 6.05 5.6 09/01/2009 09/01/2009 10/01/2009 6 1550.09 N S 0.125 1 6 11.6 8.6 10639386 05 NJ 08110-0000 1 195000 O Y 0 01 9.65 E 7.1 6.65 09/01/2008 09/01/2008 10/01/2008 6 1362.05 N S 0.125 1 6 12.65 9.65 10639388 07 KS 66213-0000 1 265000 O N 0 01 8.9 E 6.35 5.9 09/01/2008 09/01/2008 10/01/2008 6 1897.91 N S 0.125 1 6 11.9 8.9 10639390 05 IL 60432-0000 1 142000 O N 0 01 8.15 E 5.15 4.7 09/01/2008 09/01/2008 10/01/2008 6 951.15 N S 0.125 1 6 11.15 8.15 10639392 05 MO 63379-0000 1 106000 O N 36 01 9.35 0 0 0 703.79 0 0 0 0 0 10639396 05 NM 87105-0000 1 132000 O N 0 01 7.99 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 774.12 N S 0.125 1 6 10.99 7.99 10639398 05 NH 03835-0000 1 200000 O N 24 01 9.85 E 7.3 6.85 09/01/2008 09/01/2008 10/01/2008 6 1542.39 N S 0.125 1 6 12.85 9.85 10639400 05 VA 23233-0000 1 327000 O Y 24 01 9.55 E 7 6.55 09/01/2008 09/01/2008 10/01/2008 6 2395.47 N S 0.125 1 6 12.55 9.55 10639402 05 MD 21213-0000 1 100000 O N 0 01 8.25 E 5.7 5.25 09/01/2008 09/01/2008 10/01/2008 6 601.02 N S 0.125 1 6 11.25 8.25 10639406 05 WI 54455-0000 1 111800 O N 0 01 9 E 6.45 6 09/01/2008 09/01/2008 10/01/2008 6 603.47 N S 0.125 1 6 12 9 10639408 01 AZ 85357-0000 1 195000 O Y 36 01 8.65 E 6.1 5.65 09/01/2009 09/01/2009 10/01/2009 6 1379.24 N S 0.125 1 6 11.65 8.65 10639412 05 CA 93638-0000 1 286000 O N 24 01 7.74 E 5.19 4.74 09/01/2008 09/01/2008 10/01/2008 6 1637.58 N S 0.125 1 6 10.74 7.74 10639420 05 MO 63021-0000 1 132000 O N 24 01 9.9 E 7.35 6.9 09/01/2008 09/01/2008 10/01/2008 6 1026.83 N S 0.125 1 6 12.9 9.9 10639422 05 MA 02150-0000 1 380000 O N 0 01 7.15 E 4.6 4.15 09/01/2008 09/01/2008 10/01/2008 6 2053.24 N S 0.125 1 6 10.15 7.15 10639424 05 NJ 07701-0000 1 450000 O N 0 01 9.1 E 6.55 6.1 09/01/2008 09/01/2008 10/01/2008 6 2435.49 N S 0.125 1 6 12.1 9.1 10639426 05 NJ 07017-0000 1 260000 O N 0 01 8.99 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 1672.12 N S 0.125 1 6 11.99 8.99 10639432 05 GA 30310-0000 1 190000 O N 24 01 8.35 E 5.8 5.35 09/01/2008 09/01/2008 10/01/2008 6 1296.71 N S 0.125 1 6 11.35 8.35 10639436 05 NV 89115-0000 1 242000 O Y 24 01 7.45 E 4.9 4.45 09/01/2008 09/01/2008 10/01/2008 6 1187.7 N S 0.125 1 6 10.45 7.45 10639438 05 ME 04640-0000 1 161000 O N 36 01 6.99 0 0 0 856.05 0 0 0 0 0 10639442 05 FL 33157-0000 1 365000 O N 36 01 7.25 0 0 0 2237.54 0 0 0 0 0 10639444 05 VA 22546-0000 1 204000 O Y 36 01 8.8 0 0 0 1310.91 0 0 0 0 0 10639446 05 PA 16601-0000 1 207500 O Y 24 01 8.75 E 6.2 5.75 09/01/2008 09/01/2008 10/01/2008 6 1248.61 N S 0.125 1 6 11.75 8.75 10639450 05 MD 20745-0000 1 275000 O Y 0 01 6.95 E 4.4 3.95 09/01/2008 09/01/2008 10/01/2008 6 1081.16 N S 0.125 1 6 9.95 6.95 10639452 05 SC 29406-0000 1 120000 O N 0 01 7.9 E 5.35 4.9 09/01/2008 09/01/2008 10/01/2008 6 726.81 N S 0.125 1 6 10.9 7.9 10639454 05 VA 23224-0000 1 112000 O N 36 01 7.99 0 0 0 689.09 0 0 0 0 0 10639456 05 MN 55126-0000 1 195000 O Y 36 01 7.65 E 5.1 4.65 09/01/2009 09/01/2009 10/01/2009 6 1043.93 N S 0.125 1 6 10.65 7.65 10639458 01 MA 01523-0000 1 353900 O N 0 01 8.95 E 6.4 5.95 09/01/2008 09/01/2008 10/01/2008 6 1984.39 N S 0.125 1 6 11.95 8.95 10639460 05 GA 30530-0000 1 191000 O Y 0 01 8.95 0 0 0 1319.36 0 0 0 0 0 10639462 05 TN 37659-0000 1 85000 O N 24 01 9.875 E 7.325 6.875 09/01/2008 09/01/2008 10/01/2008 6 701.2 N S 0.125 1 6 12.875 9.875 10639464 05 MD 20850-0000 1 345000 O Y 0 01 8.275 E 5.725 5.275 09/01/2009 09/01/2009 10/01/2009 6 1238.73 N S 0.125 1 6 11.275 8.275 10639466 05 IA 52301-0000 1 138000 O N 0 01 9.75 E 7.2 6.75 09/01/2008 09/01/2008 10/01/2008 6 1185.64 N S 0.125 1 6 12.75 9.75 10639468 05 NJ 07106-0000 1 250000 O N 0 01 8.7 E 6.15 5.7 09/01/2008 09/01/2008 10/01/2008 6 1127.72 N S 0.125 1 6 11.7 8.7 10639470 05 AL 36695-0000 1 183000 O N 36 01 8.99 0 0 0 1397.59 0 0 0 0 0 10639472 05 IL 60629-0000 1 195000 O Y 0 01 7.75 E 4.75 4.3 09/01/2008 09/01/2008 10/01/2008 6 981.1 N S 0.125 1 6 10.75 7.75 10639474 05 DE 19803-0000 1 230000 O Y 24 01 7 E 4.45 4 09/01/2008 09/01/2008 10/01/2008 6 994.3 N S 0.125 1 6 10 7 10639476 05 VA 23435-0000 1 552000 O N 36 01 6.99 0 0 0 3087.55 0 0 0 0 0 10639482 05 AZ 85085-0000 1 500000 O N 0 01 8.9 E 6.35 5.9 09/01/2008 09/01/2008 10/01/2008 6 2791.04 N S 0.125 1 6 11.9 8.9 10639494 05 AZ 85206-0000 1 290000 O N 36 01 7.6 0 0 0 1094.42 0 0 0 0 0 10639496 05 FL 32796-0000 1 198000 O N 36 01 7.85 0 0 0 962.04 0 0 0 0 0 10639500 05 VA 23456-0000 1 297000 O N 36 01 8 0 0 0 1739.03 0 0 0 0 0 10639502 01 LA 70130-0000 1 226000 O N 0 01 8.9 E 6.35 5.9 09/01/2008 09/01/2008 10/01/2008 6 1802.21 N S 0.125 1 6 11.9 8.9 10639504 05 MD 21040-0000 1 239000 O N 0 01 7.85 E 5.3 4.85 09/01/2008 09/01/2008 10/01/2008 6 1383.02 N S 0.125 1 6 10.85 7.85 10639508 05 VA 23703-0000 1 140000 O Y 36 01 9.4 0 0 0 954.73 0 0 0 0 0 10639510 05 CA 91764-0000 1 415000 O Y 24 01 8.19 E 5.64 5.19 09/01/2008 09/01/2008 10/01/2008 6 2483.63 N S 0.125 1 6 11.19 8.19 10639512 05 VA 23860-0000 1 216000 O N 36 01 6.85 0 0 0 1058.25 0 0 0 0 0 10639514 01 MD 20706-0000 1 261000 O Y 0 01 7.5 E 4.95 4.5 09/01/2008 09/01/2008 10/01/2008 6 1374.06 N S 0.125 1 6 10.5 7.5 10639518 05 ME 04769-0000 1 110000 O N 36 01 8.625 0 0 0 569.57 0 0 0 0 0 10639520 05 CA 95901-0000 1 275000 O Y 24 01 9.44 E 6.89 6.44 09/01/2008 09/01/2008 10/01/2008 6 2214.84 N S 0.125 1 6 12.44 9.44 10639522 07 MD 20772-0000 1 330000 O N 0 01 7.99 0 0 0 1121.6 0 0 0 0 0 10639524 07 VA 22405-0000 1 252900 O N 36 01 7.8 E 5.25 4.8 09/01/2009 09/01/2009 10/01/2009 6 1315.08 N S 0.125 1 6 10.8 7.8 10639526 05 AZ 85208-0000 1 240000 O Y 24 01 8.75 E 6.2 5.75 09/01/2008 09/01/2008 10/01/2008 6 1353.91 N S 0.125 1 6 11.75 8.75 10639528 05 AZ 85301-0000 1 217000 O Y 12 01 8.69 E 6.14 5.69 09/01/2008 09/01/2008 10/01/2008 6 1024.19 N S 0.125 1 6 11.69 8.69 10639530 05 CO 80030-0000 1 180000 O N 36 01 8.45 0 0 0 1239.91 0 0 0 0 0 10639532 05 VA 23322-0000 1 325000 O N 36 01 6.19 E 3.64 3.19 09/01/2009 09/01/2009 10/01/2009 6 1517.32 N S 0.125 1 6 9.19 6.19 10639534 05 FL 33176-0000 1 208000 O Y 24 01 6.8 E 4.25 3.8 09/01/2008 09/01/2008 10/01/2008 6 757.49 N S 0.125 1 6 9.8 6.8 10639536 05 AZ 85746-0000 1 165000 O N 24 01 8.85 E 6.3 5.85 09/01/2008 09/01/2008 10/01/2008 6 1047.89 N S 0.125 1 6 11.85 8.85 10639540 05 VA 24467-0000 1 330000 O N 36 01 10.2 0 0 0 2650.39 0 0 0 0 0 10639542 05 MS 38641-0000 1 133100 O N 24 01 8.9 E 6.35 5.9 09/01/2008 09/01/2008 10/01/2008 6 1061.39 N S 0.125 1 6 11.9 8.9 10639544 05 WI 54157-0000 1 116000 O Y 0 01 10.3 E 7.75 7.3 09/01/2008 09/01/2008 10/01/2008 6 754.94 N S 0.125 1 6 13.3 10.3 10639546 05 NY 11436-0000 1 400000 O Y 0 01 9.35 E 6.8 6.35 09/01/2008 09/01/2008 10/01/2008 6 2075.87 N S 0.125 1 6 12.35 9.35 10639552 05 MO 63020-0000 1 189900 O Y 24 01 7.7 E 5.15 4.7 09/01/2008 09/01/2008 10/01/2008 6 1022.27 N S 0.125 1 6 10.7 7.7 10639554 05 NY 12078-0000 1 126000 O N 12 01 8.9 0 0 0 803.82 0 0 0 0 0 10639556 05 FL 34772-0000 1 250000 O N 36 01 6.625 0 0 0 800.39 0 0 0 0 0 10639560 05 PA 17362-0000 1 268000 O N 36 01 7.5 0 0 0 1592.82 0 0 0 0 0 10639562 03 IL 60446-0000 1 170000 O N 0 01 8.95 E 5.85 5.4 09/01/2008 09/01/2008 10/01/2008 6 1225.58 N S 0.125 1 6 11.95 8.95 10639564 05 NJ 07111-0000 1 250000 O N 0 01 7.55 E 5 4.55 09/01/2008 09/01/2008 10/01/2008 6 1335.02 N S 0.125 1 6 10.55 7.55 10639566 05 GA 30047-0000 1 178000 O Y 36 01 9.5 E 6.95 6.5 09/01/2009 09/01/2009 10/01/2009 6 1225.63 N S 0.125 1 6 12.5 9.5 10639568 05 GA 30344-0000 1 254000 O N 0 01 7.9 E 5.35 4.9 09/01/2008 09/01/2008 10/01/2008 6 1421.35 N S 0.125 1 6 10.9 7.9 10639570 05 TX 75044-0000 1 270000 O N 0 01 9.45 E 6.9 6.45 09/01/2008 09/01/2008 10/01/2008 6 1808.38 N S 0.125 1 6 12.45 9.45 10639572 05 UT 84015-0000 1 188250 O N 36 01 6.9 0 0 0 860.2 0 0 0 0 0 10639576 05 TX 78023-0000 1 245000 O N 24 01 9.4 E 6.85 6.4 09/01/2008 09/01/2008 10/01/2008 6 1733.83 N S 0.125 1 6 12.4 9.4 10639578 03 GA 30228-0000 1 203000 O N 24 01 8.25 E 5.7 5.25 09/01/2009 09/01/2009 10/01/2009 6 1116.5 N S 0.125 1 6 11.25 8.25 10639582 05 ID 83854-0000 1 298000 O Y 36 01 7.725 0 0 0 1082.99 0 0 0 0 0 10639584 05 CA 91344-0000 1 590000 O N 24 01 6.99 E 4.44 3.99 09/01/2008 09/01/2008 10/01/2008 6 2749.4 N S 0.125 1 6 9.99 6.99 10639586 05 GA 31907-0000 1 129900 O N 24 01 8.8 E 6.25 5.8 09/01/2008 09/01/2008 10/01/2008 6 821.26 N S 0.125 1 6 11.8 8.8 10639588 05 MS 39503-0000 1 240000 O N 36 01 9.3 E 6.75 6.3 09/01/2009 09/01/2009 10/01/2009 6 1388.19 N S 0.125 1 6 12.3 9.3 10639590 05 VA 22824-0000 1 165000 O Y 36 01 8.65 0 0 0 1105.63 0 0 0 0 0 10639592 05 NC 27979-0000 1 114000 O N 0 01 8.5 E 5.95 5.5 09/01/2009 09/01/2009 10/01/2009 6 701.25 N S 0.125 1 6 11.5 8.5 10639596 05 CA 95203-0000 1 305000 O Y 24 01 7.64 E 5.09 4.64 09/01/2008 09/01/2008 10/01/2008 6 1256.67 N S 0.125 1 6 10.64 7.64 10639598 05 FL 32808-0000 1 225000 O Y 24 01 7.89 E 5.34 4.89 09/01/2008 09/01/2008 10/01/2008 6 1236.73 N S 0.125 1 6 10.89 7.89 10639600 05 OK 74012-0000 1 126000 O N 36 01 8.9 0 0 0 904.3 0 0 0 0 0 10639604 05 CA 90042-0000 3 670000 N Y 12 01 8.29 0 0 0 3844 0 0 0 0 0 10639606 05 WA 98405-0000 1 212000 O N 24 01 7.75 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 1095.34 N S 0.125 1 6 10.75 7.75 10639608 03 AZ 85239-0000 1 230000 O Y 36 01 7.9 0 0 0 1344.52 0 0 0 0 0 10639610 05 TX 75137-0000 1 128500 O N 36 01 8.625 0 0 0 799.57 0 0 0 0 0 10639612 05 NE 68801-0000 1 55500 O N 24 01 10.85 E 8.3 7.85 09/01/2008 09/01/2008 10/01/2008 6 522.26 N S 0.125 1 6 13.85 10.85 10639614 05 NY 11434-0000 2 643000 O N 0 01 9.2 E 6.65 6.2 09/01/2008 09/01/2008 10/01/2008 6 4739.87 N S 0.125 1 6 12.2 9.2 10639622 05 NJ 08863-0000 1 337000 O Y 0 01 7.95 E 5.4 4.95 09/01/2008 09/01/2008 10/01/2008 6 1230.99 N S 0.125 1 6 10.95 7.95 10639624 05 NC 28411-0000 1 355000 O Y 30 01 8.92 0 0 0 2211.46 0 0 0 0 0 10639626 05 PA 18508-0000 1 82000 O N 24 01 7.99 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 541.01 N S 0.125 1 6 10.99 7.99 10639628 05 IN 46237-0000 1 115000 N Y 24 01 7.99 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 652.89 N S 0.125 1 6 10.99 7.99 10639630 05 PA 16673-0000 1 125000 O N 36 01 6.875 0 0 0 656.93 0 0 0 0 0 10639634 05 MO 63128-0000 1 240000 O Y 24 01 9.55 E 7 6.55 09/01/2008 09/01/2008 10/01/2008 6 1855.82 N S 0.125 1 6 12.55 9.55 10639638 05 IL 60446-0000 1 150000 O N 0 01 10.15 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 999.77 N S 0.125 1 6 13.15 10.15 10639640 05 MO 65401-0000 1 121000 O N 24 01 8.3 E 5.75 5.3 09/01/2008 09/01/2008 10/01/2008 6 730.64 N S 0.125 1 6 11.3 8.3 10639642 05 FL 34974-0000 1 252000 O Y 24 01 8.95 E 6.4 5.95 09/01/2008 09/01/2008 10/01/2008 6 384.53 N S 0.125 1 6 11.95 8.95 10639648 05 GA 30135-0000 1 189000 O N 0 01 12.75 0 0 0 410.78 0 0 0 0 0 10639650 05 MI 48047-0000 1 272000 O N 24 01 10.63 E 8.08 7.63 09/01/2008 09/01/2008 10/01/2008 6 2263.11 N S 0.125 1 6 13.63 10.63 10639654 05 DE 19940-0000 1 201500 O N 24 01 8.1 E 5.55 5.1 09/01/2008 09/01/2008 10/01/2008 6 1103.72 N S 0.125 1 6 11.1 8.1 10639656 05 LA 70445-0000 1 197000 O N 24 01 8.4 E 5.85 5.4 09/01/2008 09/01/2008 10/01/2008 6 1275.7 N S 0.125 1 6 11.4 8.4 10639658 05 DE 19734-0000 1 215000 O N 24 01 7.88 E 5.33 4.88 09/01/2008 09/01/2008 10/01/2008 6 1129.47 N S 0.125 1 6 10.88 7.88 10639660 05 FL 33853-0000 1 113819 O N 24 01 8.8 E 6.25 5.8 09/01/2008 09/01/2008 10/01/2008 6 719.55 N S 0.125 1 6 11.8 8.8 10639662 05 WI 54016-0000 1 230000 O Y 36 01 7.95 0 0 0 1511.07 0 0 0 0 0 10639664 05 IL 60629-0000 1 243000 O Y 0 01 8.975 E 5.5 5.05 09/01/2008 09/01/2008 10/01/2008 6 1402.3 N S 0.125 1 6 11.975 8.975 10639666 01 MA 02124-0000 1 320000 O N 0 01 9.05 E 6.5 6.05 09/01/2008 09/01/2008 10/01/2008 6 1930.67 N S 0.125 1 6 12.05 9.05 10639672 07 SC 29445-0000 1 143000 O N 0 01 8.25 E 5.7 5.25 09/01/2008 09/01/2008 10/01/2008 6 1020.6 N S 0.125 1 6 11.25 8.25 10639676 01 OH 44067-0000 1 180000 O N 36 01 8.9 0 0 0 1148.32 0 0 0 0 0 10639678 05 TX 75070-0000 1 196000 O N 36 01 7 0 0 0 1043.2 0 0 0 0 0 10639680 05 LA 70449-0000 1 109000 O N 36 01 9.95 0 0 0 952.53 0 0 0 0 0 10639684 05 OR 97267-0000 1 244000 O N 36 01 7.7 E 5.15 4.7 09/01/2009 09/01/2009 10/01/2009 6 1252.54 N S 0.125 1 6 10.7 7.7 10639686 05 OH 43113-0000 1 160000 O N 24 01 8.95 E 6.4 5.95 09/01/2008 09/01/2008 10/01/2008 6 1089.4 N S 0.125 1 6 11.95 8.95 10639690 05 LA 70068-0000 1 150000 O N 36 01 7.95 0 0 0 766.8 0 0 0 0 0 10639694 05 ME 04967-0000 2 140000 O N 0 01 8.8 E 6.25 5.8 09/01/2008 09/01/2008 10/01/2008 6 995.75 N S 0.125 1 6 11.8 8.8 10639702 05 AZ 85254-0000 1 555000 O N 12 01 7.95 E 5.4 4.95 09/01/2008 09/01/2008 10/01/2008 6 2941.5 N S 0.125 1 6 10.95 7.95 10639704 07 MD 21060-0000 1 285000 O N 0 01 7.5 E 4.95 4.5 09/01/2008 09/01/2008 10/01/2008 6 1514.07 N S 0.125 1 6 10.5 7.5 10639708 05 VA 23464-0000 1 265000 O N 24 01 7.9 E 5.35 4.9 09/01/2008 09/01/2008 10/01/2008 6 1348.23 N S 0.125 1 6 10.9 7.9 10639710 05 LA 70802-0000 1 60000 N N 36 01 9.99 0 0 0 447.19 0 0 0 0 0 10639712 01 WA 98258-0000 1 232000 O Y 36 01 6.8 0 0 0 1056.11 0 0 0 0 0 10639714 05 MD 21157-0000 1 735000 O Y 0 01 7.9 E 5.35 4.9 09/01/2008 09/01/2008 10/01/2008 6 3791.6 N S 0.125 1 6 10.9 7.9 10639722 05 CA 92113-0000 1 440000 O N 24 01 11.25 0 0 0 854.72 0 0 0 0 0 10639726 05 NM 87104-0000 1 151000 O N 0 01 7.95 0 0 0 937.32 0 0 0 0 0 10639728 05 NC 28054-0000 1 200000 O N 24 01 9.55 E 7 6.55 09/01/2008 09/01/2008 10/01/2008 6 1689.01 N S 0.125 1 6 12.55 9.55 10639730 05 CO 80916-0000 1 162000 O N 36 01 7.5 E 4.95 4.5 09/01/2009 09/01/2009 10/01/2009 6 807.5 N S 0.125 1 6 10.5 7.5 10639732 05 NV 89015-0000 1 333000 O N 0 01 7.25 E 4.7 4.25 09/01/2008 09/01/2008 10/01/2008 6 2044.49 N S 0.125 1 6 10.25 7.25 10639734 05 MO 63116-0000 1 133000 O N 24 01 8.6 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 905.51 N S 0.125 1 6 11.6 8.6 10639738 05 AZ 85383-0000 1 653000 O Y 36 01 7.6 E 5.05 4.6 09/01/2009 09/01/2009 10/01/2009 6 3244.18 N S 0.125 1 6 10.6 7.6 10639740 05 NM 87059-0000 1 220000 O N 0 01 8.6 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 1455.03 N S 0.125 1 6 11.6 8.6 10639742 07 VA 22193-0000 1 359000 O N 36 01 7.55 0 0 0 1765.74 0 0 0 0 0 10639744 05 NC 28412-0000 1 158000 O Y 0 01 9.7 E 7.15 6.7 09/01/2008 09/01/2008 10/01/2008 6 1238.44 N S 0.125 1 6 12.7 9.7 10639746 05 OH 44124-0000 1 265000 O Y 36 01 8.35 E 5.8 5.35 09/01/2011 09/01/2011 10/01/2011 6 1530.02 N S 0.125 1 6 11.35 8.35 10639748 05 MO 63118-0000 2 155000 O Y 36 01 8.15 E 5.6 5.15 09/01/2009 09/01/2009 10/01/2009 6 876.18 N S 0.125 1 6 11.15 8.15 10639750 05 MN 55024-0000 1 235000 O N 36 01 9.15 E 6.6 6.15 09/01/2009 09/01/2009 10/01/2009 6 1628.84 N S 0.125 1 6 12.15 9.15 10639752 05 MD 21740-0000 1 210000 O N 0 01 8.65 E 6.1 5.65 09/01/2008 09/01/2008 10/01/2008 6 1309.68 N S 0.125 1 6 11.65 8.65 10639754 05 MO 63110-0000 2 127500 O N 24 01 9.2 E 6.65 6.2 09/01/2008 09/01/2008 10/01/2008 6 1044.3 N S 0.125 1 6 12.2 9.2 10639756 05 OK 73099-0000 1 130000 O N 36 01 7.99 0 0 0 905.34 0 0 0 0 0 10639758 05 NC 27587-0000 1 360000 O N 24 01 8.175 E 5.625 5.175 09/01/2008 09/01/2008 10/01/2008 6 2014.21 N S 0.125 1 6 11.175 8.175 10639760 05 IN 46528-0000 1 185000 O N 24 01 7.75 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 1126.56 N S 0.125 1 6 10.75 7.75 10639764 05 TX 76132-0000 1 203500 O N 24 01 9.25 E 6.7 6.25 09/01/2008 09/01/2008 10/01/2008 6 1674.15 N S 0.125 1 6 12.25 9.25 10639766 03 FL 32221-0000 1 223000 O N 24 01 7.85 E 5.3 4.85 09/01/2008 09/01/2008 10/01/2008 6 1167.04 N S 0.125 1 6 10.85 7.85 10639768 05 CT 06360-0000 1 225000 N N 24 01 7.745 E 5.195 4.745 09/01/2008 09/01/2008 10/01/2008 6 1360.53 N S 0.125 1 6 10.745 7.745 10639770 05 NY 13052-0000 1 140000 O Y 12 01 8.475 0 0 0 870.12 0 0 0 0 0 10639772 05 TX 77373-0000 1 132000 O Y 24 01 7.45 E 4.9 4.45 09/01/2008 09/01/2008 10/01/2008 6 777.41 N S 0.125 1 6 10.45 7.45 10639776 05 WI 54636-0000 1 216000 O N 0 01 7.99 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 1266.75 N S 0.125 1 6 10.99 7.99 10639778 05 PA 17543-0000 1 127000 O N 36 01 8.1 0 0 0 751.49 0 0 0 0 0 10639780 05 TX 78613-0000 1 115000 N N 36 01 8.45 0 0 0 535.77 0 0 0 0 0 10639782 05 TN 37031-0000 1 166500 O N 24 01 8.99 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 1070.8 N S 0.125 1 6 11.99 8.99 10639786 05 OR 97381-0000 1 330000 O N 36 01 7.15 0 0 0 1600.72 0 0 0 0 0 10639788 05 NM 87120-0000 1 200000 O N 0 01 7.99 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 1246.22 N S 0.125 1 6 10.99 7.99 10639790 05 OH 44255-0000 1 325000 O N 36 01 9.25 E 6.7 6.25 09/01/2009 09/01/2009 10/01/2009 6 2272.65 N S 0.125 1 6 12.25 9.25 10639796 05 FL 32210-0000 1 150000 O N 36 01 7.45 0 0 0 834.96 0 0 0 0 0 10639798 07 CO 80601-0000 1 183000 O N 36 01 7.25 0 0 0 998.71 0 0 0 0 0 10639800 05 GA 30236-0000 1 120000 N Y 0 01 9.25 0 0 0 853.92 0 0 0 0 0 10639802 01 FL 33014-0000 1 140000 O N 36 01 9.6 0 0 0 678.53 0 0 0 0 0 10639806 05 FL 33445-0000 1 220000 N N 24 01 8.9 E 6.35 5.9 09/01/2008 09/01/2008 10/01/2008 6 1403.5 N S 0.125 1 6 11.9 8.9 10639808 05 FL 33513-0000 1 260000 O N 24 01 8 E 5.45 5 09/01/2008 09/01/2008 10/01/2008 6 1122.66 N S 0.125 1 6 11 8 10639814 05 GA 30655-0000 1 110000 O Y 0 01 9.95 E 7.4 6.95 09/01/2008 09/01/2008 10/01/2008 6 883.26 N S 0.125 1 6 12.95 9.95 10639816 05 AZ 85323-0000 1 287000 S N 36 01 7.925 0 0 0 1777.29 0 0 0 0 0 10639818 05 GA 30646-0000 1 325000 O N 36 01 7.85 E 5.3 4.85 09/01/2009 09/01/2009 10/01/2009 6 1880.68 N S 0.125 1 6 10.85 7.85 10639820 05 MN 55345-0000 1 280000 O Y 24 01 8.925 E 6.375 5.925 09/01/2008 09/01/2008 10/01/2008 6 2143.66 N S 0.125 1 6 11.925 8.925 10639824 05 WI 54613-0000 1 98000 O Y 0 01 9.3 E 6.75 6.3 09/01/2008 09/01/2008 10/01/2008 6 661.85 N S 0.125 1 6 12.3 9.3 10639832 01 VA 23517-0000 1 240000 N Y 36 01 7.59 0 0 0 1435.83 0 0 0 0 0 10639834 05 NJ 08012-0000 1 315000 O N 0 01 7.2 E 4.65 4.2 09/01/2008 09/01/2008 10/01/2008 6 1425.46 N S 0.125 1 6 10.2 7.2 10639836 05 ME 04240-0000 1 140000 O N 36 01 7.95 0 0 0 875 0 0 0 0 0 10639838 05 WI 54915-0000 1 102500 O N 0 01 10.5 E 7.95 7.5 09/01/2008 09/01/2008 10/01/2008 6 796.97 N S 0.125 1 6 13.5 10.5 10639840 05 NV 89135-0000 1 403000 O Y 24 01 8.75 E 6.2 5.75 09/01/2008 09/01/2008 10/01/2008 6 2273.44 N S 0.125 1 6 11.75 8.75 10639842 05 NJ 08863-0000 1 334000 N Y 0 01 8.275 E 5.725 5.275 09/01/2008 09/01/2008 10/01/2008 6 1195.77 N S 0.125 1 6 11.275 8.275 10639848 01 MD 21122-0000 1 195000 O Y 0 01 9.75 E 6.85 6.4 09/01/2008 09/01/2008 10/01/2008 6 1294.12 N S 0.125 1 6 12.75 9.75 10639850 05 TN 38125-0000 1 176750 O N 24 01 8.35 E 5.8 5.35 09/01/2008 09/01/2008 10/01/2008 6 1072.25 N S 0.125 1 6 11.35 8.35 10639854 05 IL 60433-0000 1 143000 O N 0 01 8.99 0 0 0 1034.63 0 0 0 0 0 10639856 05 KS 66102-0000 1 70000 O N 0 01 9.35 E 6.8 6.35 09/01/2008 09/01/2008 10/01/2008 6 522.86 N S 0.125 1 6 12.35 9.35 10639860 01 VA 23454-0000 1 149000 O N 36 01 6.65 0 0 0 725.43 0 0 0 0 0 10639862 05 TX 77584-0000 1 202760 O N 36 01 8.55 E 6 5.55 09/01/2009 09/01/2009 10/01/2009 6 1487.92 N S 0.125 1 6 11.55 8.55 10639866 05 FL 33404-0000 1 258000 O Y 24 01 8.75 E 6.2 5.75 09/01/2008 09/01/2008 10/01/2008 6 1649.51 N S 0.125 1 6 11.75 8.75 10639868 05 MO 63025-0000 1 145000 O N 24 01 9.2 E 6.65 6.2 09/01/2008 09/01/2008 10/01/2008 6 950.11 N S 0.125 1 6 12.2 9.2 10639870 05 IN 47331-0000 1 125000 O N 36 01 7.85 0 0 0 716.11 0 0 0 0 0 10639872 05 IN 46226-0000 1 105000 O Y 36 01 9.95 0 0 0 843.11 0 0 0 0 0 10639876 01 IL 60517-0000 1 94000 O N 0 01 10.15 E 7.15 6.7 09/01/2008 09/01/2008 10/01/2008 6 793.59 N S 0.125 1 6 13.15 10.15 10639878 05 GA 30680-0000 1 163900 S N 24 01 8.9 E 6.35 5.9 09/01/2008 09/01/2008 10/01/2008 6 1241.66 N S 0.125 1 6 11.9 8.9 10639880 05 NY 11752-0000 1 440000 O N 12 01 8.05 0 0 0 2595.14 0 0 0 0 0 10639882 05 SC 29582-0000 1 162000 O N 0 01 9.6 0 0 0 1374.02 0 0 0 0 0 10639888 05 MN 55308-0000 1 250000 O Y 24 01 9.25 E 6.7 6.25 09/01/2008 09/01/2008 10/01/2008 6 1877.82 N S 0.125 1 6 12.25 9.25 10639890 07 MD 21903-0000 1 160000 O N 0 01 8.75 E 6.2 5.75 09/01/2008 09/01/2008 10/01/2008 6 881.11 N S 0.125 1 6 11.75 8.75 10639892 05 LA 70058-0000 1 164000 O N 24 01 10.525 E 7.975 7.525 09/01/2008 09/01/2008 10/01/2008 6 1052.27 N S 0.125 1 6 13.525 10.525 10639894 05 MN 55112-0000 1 215000 O N 36 01 7.75 E 5.2 4.75 09/01/2009 09/01/2009 10/01/2009 6 1001.19 N S 0.125 1 6 10.75 7.75 10639898 05 CT 06108-0000 2 195000 O N 24 01 10.2 0 0 0 348.04 0 0 0 0 0 10639900 05 TX 77065-0000 1 150000 O N 36 01 7.99 0 0 0 879.69 0 0 0 0 0 10639902 05 FL 33712-0000 1 337000 O N 12 01 8.1 E 5.55 5.1 09/01/2008 09/01/2008 10/01/2008 6 1925.95 N S 0.125 1 6 11.1 8.1 10639910 05 IL 60632-0000 1 255000 O N 0 01 7.8 E 4.8 4.35 09/01/2008 09/01/2008 10/01/2008 6 1376.76 N S 0.125 1 6 10.8 7.8 10639912 05 KY 40212-0000 1 71220 O Y 24 01 8.7 E 6.15 5.7 09/01/2008 09/01/2008 10/01/2008 6 532.98 N S 0.125 1 6 11.7 8.7 10639916 05 OR 97058-0000 1 215420 O Y 24 01 8.6 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 1259.21 N S 0.125 1 6 11.6 8.6 10639918 05 IL 60714-0000 1 416000 O N 0 01 10.2 E 5.7 5.25 09/01/2008 09/01/2008 10/01/2008 6 2747.13 N S 0.125 1 6 13.2 10.2 10639920 05 TX 77004-0000 1 117000 O N 0 01 10.99 0 0 0 890.67 0 0 0 0 0 10639922 05 OH 45157-0000 1 350000 O N 24 01 7.99 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 2237.33 N S 0.125 1 6 10.99 7.99 10639924 05 VA 23834-0000 1 159000 O N 24 01 8.05 E 5.5 5.05 09/01/2008 09/01/2008 10/01/2008 6 959.97 N S 0.125 1 6 11.05 8.05 10639926 05 FL 32034-0000 1 430000 O N 24 01 8.99 E 6.44 5.99 09/01/2008 09/01/2008 10/01/2008 6 2577.14 N S 0.125 1 6 11.99 8.99 10639928 05 PA 15108-0000 1 150000 O N 36 01 7.45 0 0 0 834.96 0 0 0 0 0 10639932 05 MD 21017-0000 1 370000 O Y 0 01 6.85 E 4.3 3.85 09/01/2008 09/01/2008 10/01/2008 6 1807.28 N S 0.125 1 6 9.85 6.85 10639936 05 IA 50031-0000 1 112000 O Y 0 01 8.8 E 6.25 5.8 09/01/2008 09/01/2008 10/01/2008 6 762.05 N S 0.125 1 6 11.8 8.8 10639938 05 VA 23314-0000 1 241000 O Y 24 01 7.7 E 5.15 4.7 09/01/2008 09/01/2008 10/01/2008 6 891.93 N S 0.125 1 6 10.7 7.7 10639940 05 ME 04427-0000 1 160000 O N 0 01 8.945 E 6.395 5.945 09/01/2008 09/01/2008 10/01/2008 6 1152.97 N S 0.125 1 6 11.945 8.945 10639942 05 OH 45648-0000 1 121000 O N 24 01 8.8 E 6.25 5.8 09/01/2008 09/01/2008 10/01/2008 6 812.8 N S 0.125 1 6 11.8 8.8 10639948 05 ME 04416-0000 1 315000 O N 0 01 8.75 E 6.2 5.75 09/01/2011 09/01/2011 10/01/2011 6 2230.3 N S 0.125 1 6 11.75 8.75 10639954 05 IL 60707-0000 1 330000 O Y 12 01 7.49 E 4.69 4.24 09/01/2008 09/01/2008 10/01/2008 6 1735.36 N S 0.125 1 6 10.49 7.49 10639956 05 NJ 08096-0000 1 210000 O N 0 01 8.7 E 6.15 5.7 09/01/2008 09/01/2008 10/01/2008 6 1480.12 N S 0.125 1 6 11.7 8.7 10639958 05 IL 61065-0000 1 198000 O N 0 01 9.55 0 0 0 1504.91 0 0 0 0 0 10639960 05 MA 01970-0000 1 572000 O N 0 01 8.75 E 6.2 5.75 09/01/2008 09/01/2008 10/01/2008 6 2753.46 N S 0.125 1 6 11.75 8.75 10639962 05 GA 30577-0000 1 90000 O Y 0 01 10.35 E 7.8 7.35 09/01/2008 09/01/2008 10/01/2008 6 789.04 N S 0.125 1 6 13.35 10.35 10639964 05 SC 29440-0000 1 125080 O N 0 01 9.65 E 7.1 6.65 09/01/2008 09/01/2008 10/01/2008 6 1065.46 N S 0.125 1 6 12.65 9.65 10639966 05 UT 84121-0000 1 250000 O N 24 01 7.7 E 5.15 4.7 09/01/2008 09/01/2008 10/01/2008 6 1219.17 N S 0.125 1 6 10.7 7.7 10639970 05 IL 60120-0000 1 155000 O N 12 01 7.7 E 4.9 4.45 09/01/2008 09/01/2008 10/01/2008 6 884.08 N S 0.125 1 6 10.7 7.7 10639972 05 MN 55411-0000 1 229000 O N 24 01 9.55 E 7 6.55 09/01/2008 09/01/2008 10/01/2008 6 1520.11 N S 0.125 1 6 12.55 9.55 10639974 07 TX 77056-0000 1 328000 N N 36 01 7.55 0 0 0 1607.65 0 0 0 0 0 10639976 05 VA 23434-0000 1 234000 O N 24 01 7.95 E 5.4 4.95 09/01/2008 09/01/2008 10/01/2008 6 1183.06 N S 0.125 1 6 10.95 7.95 10639986 05 SC 29803-0000 1 505000 O N 24 01 8.375 E 5.825 5.375 09/01/2008 09/01/2008 10/01/2008 6 2819.59 N S 0.125 1 6 11.375 8.375 10639992 05 GA 30087-0000 1 134900 O N 0 01 8.95 E 6.4 5.95 09/01/2008 09/01/2008 10/01/2008 6 1080.59 N S 0.125 1 6 11.95 8.95 10639994 05 LA 70401-0000 1 156300 O N 36 01 7.85 0 0 0 868.01 0 0 0 0 0 10639998 05 CA 92069-0000 1 471000 O Y 36 01 7.55 E 5 4.55 09/01/2011 09/01/2011 10/01/2011 6 2805.24 N S 0.125 1 6 10.55 7.55 10640000 05 OK 73008-0000 1 158000 O N 24 01 8.6 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 1103.49 N S 0.125 1 6 11.6 8.6 10640002 05 FL 33897-0000 1 460000 O N 24 01 7.05 E 4.5 4.05 09/01/2008 09/01/2008 10/01/2008 6 2460.69 N S 0.125 1 6 10.05 7.05 10640006 05 AZ 85016-0000 1 250000 O Y 0 01 8.35 E 5.8 5.35 09/01/2008 09/01/2008 10/01/2008 6 1443.42 N S 0.125 1 6 11.35 8.35 10640008 05 TX 77095-0000 1 150800 O N 36 01 6.675 0 0 0 776.47 0 0 0 0 0 10640010 05 WA 98405-0000 1 255000 O Y 36 01 7.95 0 0 0 1322.62 0 0 0 0 0 10640014 05 CA 91770-0000 1 555000 O Y 24 01 7.59 E 5.04 4.59 09/01/2008 09/01/2008 10/01/2008 6 1628.6 N S 0.125 1 6 10.59 7.59 10640024 05 WA 98034-0000 1 480000 O N 36 01 7.05 E 4.5 4.05 09/01/2009 09/01/2009 10/01/2009 6 2397 N S 0.125 1 6 10.05 7.05 10640026 05 AZ 85291-0000 1 145000 O N 12 01 10.05 E 7.5 7.05 09/01/2008 09/01/2008 10/01/2008 6 1022.28 N S 0.125 1 6 13.05 10.05 10640028 05 IN 46158-0000 1 130000 O N 24 01 10.05 E 7.5 7.05 09/01/2008 09/01/2008 10/01/2008 6 1083.97 N S 0.125 1 6 13.05 10.05 10640030 05 TN 37086-0000 1 123000 O N 24 01 8.75 E 6.2 5.75 09/01/2008 09/01/2008 10/01/2008 6 919.26 N S 0.125 1 6 11.75 8.75 10640032 05 GA 31903-0000 1 90000 N N 24 01 11 E 8.45 8 09/01/2008 09/01/2008 10/01/2008 6 642.82 N S 0.125 1 6 14 11 10640034 05 TN 37122-0000 1 238000 O N 36 01 8.89 0 0 0 1516.96 0 0 0 0 0 10640044 05 IL 60431-0000 1 252000 O N 36 01 6.94 0 0 0 1306.69 0 0 0 0 0 10640046 05 TX 77303-0000 1 133042 O N 36 01 7.9 E 5.4 4.95 09/01/2011 09/01/2011 10/01/2011 6 773.54 N S 0.125 1 6 10.9 7.9 10640048 07 FL 32504-0000 1 117000 O N 36 01 8.85 0 0 0 873.24 0 0 0 0 0 10640050 05 TN 38133-0000 1 105000 O N 24 01 8 E 5.5 5.05 09/01/2008 09/01/2008 10/01/2008 6 616.37 N S 0.125 1 6 11 8 10640052 05 OH 45613-0000 1 146500 O Y 36 01 10.15 0 0 0 1135.15 0 0 0 0 0 10640056 05 GA 30157-0000 1 120000 N N 0 01 9.15 E 6.65 6.2 09/01/2009 09/01/2009 10/01/2009 6 733.9 N S 0.125 1 6 12.15 9.15 10640062 07 MD 21214-0000 1 178000 O N 0 01 8.5 E 6 5.55 09/01/2008 09/01/2008 10/01/2008 6 1093.78 N S 0.125 1 6 11.5 8.5 10640066 05 CA 93306-0000 1 200000 O N 24 01 7.89 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 1161.78 N S 0.125 1 6 10.89 7.89 10640068 05 MN 55429-0000 1 181900 O Y 24 01 9.3 E 6.8 6.35 09/01/2008 09/01/2008 10/01/2008 6 1300.73 N S 0.125 1 6 12.3 9.3 10640074 05 MS 39553-0000 1 230000 O N 36 01 9.35 0 0 0 1622.52 0 0 0 0 0 10640076 05 AZ 85037-0000 1 205000 O N 24 01 7.9 E 5.4 4.95 09/01/2008 09/01/2008 10/01/2008 6 1340.96 N S 0.125 1 6 10.9 7.9 10640080 05 CA 90034-0000 1 715000 O Y 24 01 7.44 E 4.94 4.49 09/01/2008 09/01/2008 10/01/2008 6 1797.52 N S 0.125 1 6 10.44 7.44 10640084 05 MO 63028-0000 1 195000 O Y 36 01 7.375 E 4.875 4.425 09/01/2009 09/01/2009 10/01/2009 6 1138.74 N S 0.125 1 6 10.375 7.375 10640090 05 NC 28215-0000 1 100000 O Y 0 01 10.55 E 8.05 7.6 09/01/2009 09/01/2009 10/01/2009 6 803.28 N S 0.125 1 6 13.55 10.55 10640092 05 OH 45240-0000 1 155000 O N 24 01 10.05 E 7.55 7.1 09/01/2008 09/01/2008 10/01/2008 6 1365.97 N S 0.125 1 6 13.05 10.05 10640094 03 FL 33014-0000 1 236000 O N 24 01 7.5 E 5 4.55 09/01/2008 09/01/2008 10/01/2008 6 1180 N S 0.125 1 6 10.5 7.5 10640096 05 NV 89131-0000 1 280000 O N 24 01 8 E 5.5 5.05 09/01/2008 09/01/2008 10/01/2008 6 1493.34 N S 0.125 1 6 11 8 10640098 05 NV 89131-0000 1 280000 O N 24 01 12.55 0 0 0 599.84 0 0 0 0 0 10640102 05 IN 46214-0000 1 121000 O N 24 01 8.35 E 5.85 5.4 09/01/2008 09/01/2008 10/01/2008 6 868.27 N S 0.125 1 6 11.35 8.35 10640104 05 KY 40228-0000 1 150000 O N 36 01 9.85 0 0 0 1169.79 0 0 0 0 0 10640108 05 MI 49056-0000 1 162000 O Y 24 01 8.75 E 6.25 5.8 09/01/2008 09/01/2008 10/01/2008 6 1218.52 N S 0.125 1 6 11.75 8.75 10640110 05 PA 16509-0000 1 84000 O N 24 01 10.35 E 7.85 7.4 09/01/2008 09/01/2008 10/01/2008 6 645.14 N S 0.125 1 6 13.35 10.35 10640112 05 FL 34953-0000 1 265000 O N 24 01 6.15 E 3.65 3.2 09/01/2008 09/01/2008 10/01/2008 6 1142.31 N S 0.125 1 6 9.15 6.15 10640114 05 IL 60643-0000 1 185000 O Y 0 01 7.8 E 4.85 4.4 09/01/2008 09/01/2008 10/01/2008 6 1183.81 N S 0.125 1 6 10.8 7.8 10640116 05 AZ 85648-0000 1 128000 O N 24 01 7.95 E 5.45 5 09/01/2008 09/01/2008 10/01/2008 6 747.81 N S 0.125 1 6 10.95 7.95 10640118 05 IL 60466-0000 1 141000 N Y 0 01 8.15 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 846.86 N S 0.125 1 6 11.15 8.15 10640122 05 TX 75216-0000 1 68000 O N 24 01 9.15 E 6.65 6.2 09/01/2008 09/01/2008 10/01/2008 6 471.33 N S 0.125 1 6 12.15 9.15 10640126 05 TX 79925-0000 1 125000 O N 0 01 10.05 E 7.55 7.1 09/01/2008 09/01/2008 10/01/2008 6 881.27 N S 0.125 1 6 13.05 10.05 10640128 05 FL 32825-0000 1 209000 O Y 24 01 8.75 E 6.25 5.8 09/01/2008 09/01/2008 10/01/2008 6 1414.84 N S 0.125 1 6 11.75 8.75 10640132 05 CA 95380-0000 1 850000 O N 36 01 8.69 0 0 0 5431.25 0 0 0 0 0 10640134 05 CA 90248-0000 1 515000 O Y 24 01 8.99 E 6.49 6.04 09/01/2008 09/01/2008 10/01/2008 6 3770.13 N S 0.125 1 6 11.99 8.99 10640138 05 NM 88101-0000 1 140000 O Y 0 01 8.3 0 0 0 804.08 0 0 0 0 0 10640140 05 CA 92316-0000 1 390000 O Y 24 01 8.49 E 5.99 5.54 09/01/2008 09/01/2008 10/01/2008 6 2284.89 N S 0.125 1 6 11.49 8.49 10640144 05 GA 30214-0000 1 449900 S N 0 01 8.99 E 6.49 6.04 09/01/2008 09/01/2008 10/01/2008 6 3255.09 N S 0.125 1 6 11.99 8.99 10640148 05 CA 91901-0000 1 555000 O Y 36 01 7.25 0 0 0 3195.17 0 0 0 0 0 10640152 05 MS 39073-0000 1 135000 O N 24 01 8.2 E 5.7 5.25 09/01/2008 09/01/2008 10/01/2008 6 807.58 N S 0.125 1 6 11.2 8.2 10640154 05 MO 64030-0000 1 145000 O N 24 01 8.45 E 5.95 5.5 09/01/2008 09/01/2008 10/01/2008 6 887.84 N S 0.125 1 6 11.45 8.45 10640156 05 FL 32137-0000 1 276500 O Y 24 01 8.65 E 6.15 5.7 09/01/2008 09/01/2008 10/01/2008 6 1637.96 N S 0.125 1 6 11.65 8.65 10640160 05 SC 29118-0000 1 149000 O N 0 01 9.6 E 7.1 6.65 09/01/2009 09/01/2009 10/01/2009 6 1074.2 N S 0.125 1 6 12.6 9.6 10640162 05 ME 04579-0000 1 210000 O N 36 01 7.95 0 0 0 1226.88 0 0 0 0 0 10640164 05 VA 23608-0000 1 260000 O N 24 01 8.45 E 5.95 5.5 09/01/2008 09/01/2008 10/01/2008 6 1392.98 N S 0.125 1 6 11.45 8.45 10640166 05 MD 21037-0000 1 400000 O N 0 01 7.55 E 5.05 4.6 09/01/2008 09/01/2008 10/01/2008 6 2388.99 N S 0.125 1 6 10.55 7.55 10640168 05 MD 21122-0000 1 310000 O N 0 01 8.45 E 5.95 5.5 09/01/2008 09/01/2008 10/01/2008 6 2372.66 N S 0.125 1 6 11.45 8.45 10640170 05 MT 59701-0000 1 158000 O N 24 01 7.4 E 4.9 4.45 09/01/2008 09/01/2008 10/01/2008 6 875.17 N S 0.125 1 6 10.4 7.4 10640172 01 AZ 85210-0000 1 190000 O N 24 01 7.95 E 5.45 5 09/01/2008 09/01/2008 10/01/2008 6 795 N S 0.125 1 6 10.95 7.95 10640174 05 MI 49040-0000 1 84694 O Y 24 01 8.9 E 6.4 5.95 09/01/2008 09/01/2008 10/01/2008 6 646.07 N S 0.125 1 6 11.9 8.9 10640176 05 CA 90805-0000 1 480000 O N 24 01 7.79 E 5.29 4.84 09/01/2008 09/01/2008 10/01/2008 6 3106.86 N S 0.125 1 6 10.79 7.79 10640178 05 NJ 07111-0000 1 248000 O N 0 01 7.99 E 5.49 5.04 09/01/2008 09/01/2008 10/01/2008 6 1430.95 N S 0.125 1 6 10.99 7.99 10640180 05 CO 80108-0000 1 425000 O Y 24 01 8.25 E 5.75 5.3 09/01/2008 09/01/2008 10/01/2008 6 2124.57 N S 0.125 1 6 11.25 8.25 10640182 05 AZ 85345-0000 1 209000 O N 24 01 7.3 E 4.8 4.35 09/01/2008 09/01/2008 10/01/2008 6 1017.14 N S 0.125 1 6 10.3 7.3 10640184 05 AZ 85345-0000 1 209000 O N 24 01 11.35 0 0 0 409.17 0 0 0 0 0 10640186 01 VA 23451-0000 1 398000 O N 36 01 6.99 0 0 0 996.95 0 0 0 0 0 10640188 05 VA 23234-0000 1 123000 O N 36 01 9.99 0 0 0 862.81 0 0 0 0 0 10640192 05 AL 36075-0000 1 100000 O Y 36 01 8.75 E 6.25 5.8 09/01/2009 09/01/2009 10/01/2009 6 676.96 N S 0.125 1 6 11.75 8.75 10640194 05 MO 63010-0000 1 160000 O N 24 01 9.7 E 7.2 6.75 09/01/2008 09/01/2008 10/01/2008 6 1231.9 N S 0.125 1 6 12.7 9.7 10640196 05 IL 60706-0000 1 462000 O Y 0 01 8 E 5.05 4.6 09/01/2008 09/01/2008 10/01/2008 6 2569.88 N S 0.125 1 6 11 8 10640198 01 CA 92630-0000 1 439000 O Y 0 01 9.44 E 6.94 6.49 09/01/2008 09/01/2008 10/01/2008 6 3182.13 N S 0.125 1 6 12.44 9.44 10640200 05 AZ 85303-0000 1 222000 O Y 24 01 7.8 E 5.3 4.85 09/01/2008 09/01/2008 10/01/2008 6 1208.3 N S 0.125 1 6 10.8 7.8 10640202 05 OK 73084-0000 1 107000 O N 24 01 10.25 E 7.75 7.3 09/01/2008 09/01/2008 10/01/2008 6 958.83 N S 0.125 1 6 13.25 10.25 10640204 01 IL 60609-0000 1 270000 O N 0 01 10.15 E 5.55 5.1 09/01/2008 09/01/2008 10/01/2008 6 1919.55 N S 0.125 1 6 13.15 10.15 10640206 05 NV 89117-0000 1 677000 O Y 24 01 8.15 E 5.65 5.2 09/01/2008 09/01/2008 10/01/2008 6 3532.97 N S 0.125 1 6 11.15 8.15 10640208 05 IA 50169-0000 1 99900 O N 0 01 8.99 E 6.49 6.04 09/01/2008 09/01/2008 10/01/2008 6 762.95 N S 0.125 1 6 11.99 8.99 10640210 05 PA 17057-0000 1 187500 O N 24 01 10.15 E 7.65 7.2 09/01/2008 09/01/2008 10/01/2008 6 1499.65 N S 0.125 1 6 13.15 10.15 10640212 05 VA 24151-0000 1 162500 S N 36 01 7.8 E 5.3 4.85 09/01/2009 09/01/2009 10/01/2009 6 818.86 N S 0.125 1 6 10.8 7.8 10640214 01 MD 20737-0000 1 210000 O N 0 01 7.7 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 1078 N S 0.125 1 6 10.7 7.7 10640220 05 MS 39503-0000 1 240000 O Y 24 01 8.05 E 5.55 5.1 09/01/2008 09/01/2008 10/01/2008 6 1301.67 N S 0.125 1 6 11.05 8.05 10640222 05 VA 23662-0000 1 317000 O N 36 01 8.75 E 6.25 5.8 09/01/2011 09/01/2011 10/01/2011 6 1987.21 N S 0.125 1 6 11.75 8.75 10640228 05 MA 01104-0000 1 160000 O N 0 01 8.99 E 6.49 6.04 09/01/2008 09/01/2008 10/01/2008 6 1004.88 N S 0.125 1 6 11.99 8.99 10640230 05 IL 60156-0000 1 211000 O Y 12 01 7.8 E 5.05 4.6 09/01/2008 09/01/2008 10/01/2008 6 1054.54 N S 0.125 1 6 10.8 7.8 10640232 05 WA 98513-0000 1 320000 O Y 24 01 7.9 E 5.4 4.95 09/01/2008 09/01/2008 10/01/2008 6 1760.82 N S 0.125 1 6 10.9 7.9 10640234 05 FL 32024-0000 1 145000 O N 24 01 9.3 E 6.8 6.35 09/01/2008 09/01/2008 10/01/2008 6 1070.07 N S 0.125 1 6 12.3 9.3 10640236 05 WA 98148-0000 1 320000 O N 36 01 7.6 0 0 0 1807.56 0 0 0 0 0 10640240 05 NC 27909-0000 1 173000 O Y 0 01 8.95 0 0 0 1128.63 0 0 0 0 0 10640242 05 CA 93534-0000 1 285000 O N 24 01 7.34 E 4.84 4.39 09/01/2008 09/01/2008 10/01/2008 6 1394.6 N S 0.125 1 6 10.34 7.34 10640244 05 TN 37421-0000 1 407000 O N 36 01 9.25 0 0 0 1735.85 0 0 0 0 0 10640248 05 MO 63303-0000 1 150000 O N 24 01 8.5 E 6 5.55 09/01/2008 09/01/2008 10/01/2008 6 1095.71 N S 0.125 1 6 11.5 8.5 10640250 01 AZ 85251-0000 1 212900 O N 36 01 7.35 E 4.85 4.4 09/01/2009 09/01/2009 10/01/2009 6 1173.46 N S 0.125 1 6 10.35 7.35 10640252 05 NV 89147-0000 1 325000 N Y 24 01 9.95 E 7.45 7 09/01/2008 09/01/2008 10/01/2008 6 2472.28 N S 0.125 1 6 12.95 9.95 10640254 05 AZ 85024-0000 1 345000 O N 36 01 8.1 0 0 0 1674.09 0 0 0 0 0 10640256 05 AZ 85296-0000 1 297000 O N 24 01 6.85 E 4.35 3.9 09/01/2008 09/01/2008 10/01/2008 6 1343.29 N S 0.125 1 6 9.85 6.85 10640258 05 OH 45424-0000 1 100000 O N 24 01 9.525 E 7.025 6.575 09/01/2008 09/01/2008 10/01/2008 6 758.42 N S 0.125 1 6 12.525 9.525 10640260 05 FL 33614-0000 1 107000 O N 24 01 8.05 E 5.55 5.1 09/01/2008 09/01/2008 10/01/2008 6 631.09 N S 0.125 1 6 11.05 8.05 10640262 05 PA 18328-0000 1 249100 O N 24 01 9 E 6.5 6.05 09/01/2008 09/01/2008 10/01/2008 6 2000.3 N S 0.125 1 6 12 9 10640264 05 MA 02769-0000 1 720000 O N 0 01 8.55 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 3847.5 N S 0.125 1 6 11.55 8.55 10640266 05 IL 60438-0000 1 193000 O Y 24 01 6.85 E 4.3 3.85 09/01/2008 09/01/2008 10/01/2008 6 942.72 N S 0.125 1 6 9.85 6.85 10640274 05 MO 63654-0000 1 86000 O N 24 01 9.65 E 7.15 6.7 09/01/2008 09/01/2008 10/01/2008 6 442.95 N S 0.125 1 6 12.65 9.65 10640276 05 OK 73501-0000 1 89900 O N 24 01 8.55 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 555.56 N S 0.125 1 6 11.55 8.55 10640280 01 IL 60482-0000 1 180000 O N 0 01 7.95 E 5 4.55 09/01/2008 09/01/2008 10/01/2008 6 1085.93 N S 0.125 1 6 10.95 7.95 10640282 05 IA 50322-0000 1 165000 O N 0 01 7.85 0 0 0 954.81 0 0 0 0 0 10640284 05 UT 84119-0000 1 265000 O N 36 01 7.5 0 0 0 1482.34 0 0 0 0 0 10640286 05 FL 34446-0000 1 189000 O N 0 01 9.4 E 6.9 6.45 09/01/2008 09/01/2008 10/01/2008 6 1417.9 N S 0.125 1 6 12.4 9.4 10640290 05 IN 47122-0000 1 200000 O Y 24 01 9.45 E 6.95 6.5 09/01/2008 09/01/2008 10/01/2008 6 1451.12 N S 0.125 1 6 12.45 9.45 10640292 05 KY 40272-0000 1 83700 O Y 24 01 8.6 E 6.1 5.65 09/01/2008 09/01/2008 10/01/2008 6 619.98 N S 0.125 1 6 11.6 8.6 10640294 05 IL 60544-0000 1 225000 O N 12 01 7.75 E 5 4.55 09/01/2008 09/01/2008 10/01/2008 6 1289.55 N S 0.125 1 6 10.75 7.75 10640296 05 NC 28713-0000 1 185500 O N 24 01 8.45 E 5.95 5.5 09/01/2008 09/01/2008 10/01/2008 6 1224.6 N S 0.125 1 6 11.45 8.45 10640298 05 NJ 08103-0000 1 70000 N N 0 01 10.25 E 7.75 7.3 09/01/2008 09/01/2008 10/01/2008 6 564.55 N S 0.125 1 6 13.25 10.25 10640300 01 MD 21842-0000 1 415000 O N 0 01 7.425 E 4.925 4.475 09/01/2008 09/01/2008 10/01/2008 6 2304.37 N S 0.125 1 6 10.425 7.425 10640302 05 GA 30269-0000 1 318000 O Y 0 01 9.55 E 7.05 6.6 09/01/2008 09/01/2008 10/01/2008 6 2070.7 N S 0.125 1 6 12.55 9.55 10640306 03 FL 32773-0000 1 210000 O N 24 01 10.125 E 7.625 7.175 09/01/2008 09/01/2008 10/01/2008 6 1303.63 N S 0.125 1 6 13.125 10.125 10640310 01 NJ 08053-0000 1 196500 O N 0 01 8.575 0 0 0 1369.24 0 0 0 0 0 10640312 05 IL 60707-0000 1 323000 O N 12 01 7.99 E 5.24 4.79 09/01/2008 09/01/2008 10/01/2008 6 1894.25 N S 0.125 1 6 10.99 7.99 10640314 05 FL 32720-0000 1 199400 O N 24 01 9.35 E 6.85 6.4 09/01/2008 09/01/2008 10/01/2008 6 1489.4 N S 0.125 1 6 12.35 9.35 10640316 05 KY 42629-0000 1 238000 O N 24 01 8.95 E 6.45 6 09/01/2008 09/01/2008 10/01/2008 6 1906.45 N S 0.125 1 6 11.95 8.95 10640318 01 FL 33442-0000 1 198260 O N 24 01 7.7 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 1130.76 N S 0.125 1 6 10.7 7.7 10640322 01 VA 23435-0000 1 84000 O N 36 01 8.99 0 0 0 540.23 0 0 0 0 0 10640324 05 ME 04412-0000 1 302000 O N 0 01 8.29 E 5.79 5.34 09/01/2008 09/01/2008 10/01/2008 6 1935.73 N S 0.125 1 6 11.29 8.29 10640328 05 DE 19943-0000 1 162000 O N 24 01 6.99 E 4.49 4.04 09/01/2008 09/01/2008 10/01/2008 6 754.92 N S 0.125 1 6 9.99 6.99 10640330 05 CT 06360-0000 2 183000 O Y 24 01 7.425 E 4.925 4.475 09/01/2008 09/01/2008 10/01/2008 6 955.32 N S 0.125 1 6 10.425 7.425 10640332 05 TX 76135-0000 1 180000 O N 36 01 7.95 0 0 0 1051.61 0 0 0 0 0 10640336 05 MI 48382-0000 1 140000 N N 36 01 9.45 0 0 0 996.28 0 0 0 0 0 10640338 05 TX 76058-0000 1 142800 O N 36 01 8.45 E 5.95 5.5 09/01/2011 09/01/2011 10/01/2011 6 874.37 N S 0.125 1 6 11.45 8.45 10640342 05 NC 27030-0000 1 100940 O N 0 01 8.99 E 6.49 6.04 09/01/2008 09/01/2008 10/01/2008 6 811.46 N S 0.125 1 6 11.99 8.99 10640346 05 MO 64052-0000 1 99800 O Y 24 01 8.125 E 5.625 5.175 09/01/2008 09/01/2008 10/01/2008 6 562.64 N S 0.125 1 6 11.125 8.125 10640348 05 SC 29045-0000 1 145000 O N 0 01 7.5 0 0 0 811.09 0 0 0 0 0 10640350 05 LA 70529-0000 1 121900 O N 24 01 8.55 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 941.63 N S 0.125 1 6 11.55 8.55 10640354 05 NC 27101-0000 1 100000 O Y 0 01 9.75 E 7.25 6.8 09/01/2008 09/01/2008 10/01/2008 6 788.09 N S 0.125 1 6 12.75 9.75 10640356 05 AL 35133-0000 1 140000 O N 36 01 8.75 0 0 0 826.04 0 0 0 0 0 10640360 05 IL 60652-0000 1 198000 O Y 0 01 10.5 0 0 0 1119.6 0 0 0 0 0 10640362 05 AZ 86403-0000 1 255000 O Y 24 01 8.1 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 1612.99 N S 0.125 1 6 11.1 8.1 10640364 05 IN 46517-0000 1 198000 O N 24 01 9.25 E 6.75 6.3 09/01/2008 09/01/2008 10/01/2008 6 1371.28 N S 0.125 1 6 12.25 9.25 10640368 05 GA 30680-0000 1 136900 O N 0 01 8.25 E 5.75 5.3 09/01/2008 09/01/2008 10/01/2008 6 822.79 N S 0.125 1 6 11.25 8.25 10640376 05 IA 52402-0000 1 192500 O N 0 01 8.75 E 6.25 5.8 09/01/2008 09/01/2008 10/01/2008 6 1435.73 N S 0.125 1 6 11.75 8.75 10640378 05 AZ 85015-0000 1 217000 O Y 24 01 8.45 E 5.95 5.5 09/01/2008 09/01/2008 10/01/2008 6 1266.06 N S 0.125 1 6 11.45 8.45 10640380 05 AL 35044-0000 1 214000 O N 36 01 9.59 0 0 0 1541.48 0 0 0 0 0 10640382 05 GA 30314-0000 1 171000 O Y 0 01 8.65 0 0 0 1018.52 0 0 0 0 0 10640386 05 PA 18346-0000 1 227900 O N 24 01 7.05 E 4.55 4.1 09/01/2008 09/01/2008 10/01/2008 6 1219.11 N S 0.125 1 6 10.05 7.05 10640388 05 PA 18346-0000 1 227900 O N 0 01 12.55 0 0 0 488.23 0 0 0 0 0 10640390 05 PA 17098-0000 1 85000 O N 36 01 7.55 0 0 0 567.39 0 0 0 0 0 10640392 05 MO 64504-0000 1 105000 O N 24 01 8.25 E 5.75 5.3 09/01/2008 09/01/2008 10/01/2008 6 606.65 N S 0.125 1 6 11.25 8.25 10640394 07 PA 16803-0000 1 116500 O N 36 01 7.35 0 0 0 642.13 0 0 0 0 0 10640396 05 FL 32835-0000 1 190000 O Y 24 01 7.99 E 5.49 5.04 09/01/2008 09/01/2008 10/01/2008 6 1041.85 N S 0.125 1 6 10.99 7.99 10640402 05 AZ 85027-0000 1 296000 O N 0 01 8.7 E 6.2 5.75 09/01/2011 09/01/2011 10/01/2011 6 1621.09 N S 0.125 1 6 11.7 8.7 10640404 05 FL 32308-0000 1 186000 O N 36 01 6.5 0 0 0 940.52 0 0 0 0 0 10640410 01 FL 33015-0000 1 245000 O N 24 01 9.95 E 7.45 7 09/01/2008 09/01/2008 10/01/2008 6 2033.96 N S 0.125 1 6 12.95 9.95 10640412 05 AL 35215-0000 1 111500 O N 36 01 9.85 0 0 0 869.55 0 0 0 0 0 10640420 05 VA 22406-0000 1 359000 O N 24 01 7.95 E 5.45 5 09/01/2008 09/01/2008 10/01/2008 6 2097.37 N S 0.125 1 6 10.95 7.95 10640424 05 DE 19801-0000 1 75000 O N 24 01 9.45 E 6.95 6.5 09/01/2008 09/01/2008 10/01/2008 6 627.91 N S 0.125 1 6 12.45 9.45 10640426 05 NM 87120-0000 1 168000 O Y 0 01 9.45 E 6.6 6.15 09/01/2008 09/01/2008 10/01/2008 6 1286.66 N S 0.125 1 6 12.45 9.45 10640428 05 MD 20601-0000 1 372000 O N 0 01 8.99 E 6.49 6.04 09/01/2008 09/01/2008 10/01/2008 6 2691.47 N S 0.125 1 6 11.99 8.99 10640430 07 NV 89102-0000 1 205000 O N 24 01 7.25 E 4.75 4.3 09/01/2008 09/01/2008 10/01/2008 6 1052.77 N S 0.125 1 6 10.25 7.25 10640434 03 TX 77386-0000 1 152000 O N 0 01 7.75 E 5.25 4.8 09/01/2008 09/01/2008 10/01/2008 6 871.16 N S 0.125 1 6 10.75 7.75 10640436 05 NV 89014-0000 1 286000 O N 36 01 7.4 0 0 0 1386.15 0 0 0 0 0 10640440 05 ME 04917-0000 1 113500 O N 0 01 9.1 E 6.6 6.15 09/01/2008 09/01/2008 10/01/2008 6 921.43 N S 0.125 1 6 12.1 9.1 10640442 07 FL 32810-0000 1 180000 O Y 36 01 7.99 E 5.49 5.04 09/01/2009 09/01/2009 10/01/2009 6 1000.17 N S 0.125 1 6 10.99 7.99 10640448 05 AZ 85283-0000 1 225000 O N 24 01 8.15 E 5.65 5.2 09/01/2008 09/01/2008 10/01/2008 6 1222.5 N S 0.125 1 6 11.15 8.15 10640450 05 CA 95388-0000 3 341000 N Y 24 01 7.64 E 5.14 4.69 09/01/2008 09/01/2008 10/01/2008 6 1595.57 N S 0.125 1 6 10.64 7.64 10640452 05 NC 27577-0000 1 111100 O Y 0 01 8.6 0 0 0 658.35 0 0 0 0 0 10640454 05 ME 04240-0000 2 183000 N N 0 01 8.25 E 5.75 5.3 09/01/2008 09/01/2008 10/01/2008 6 1014.21 N S 0.125 1 6 11.25 8.25 10640456 05 IL 60628-0000 1 140000 O N 0 01 9.05 E 5.5 5.05 09/01/2008 09/01/2008 10/01/2008 6 1018.37 N S 0.125 1 6 12.05 9.05 10640460 05 NC 28083-0000 1 159900 N Y 24 01 9.625 E 7.125 6.675 09/01/2008 09/01/2008 10/01/2008 6 1173.14 N S 0.125 1 6 12.625 9.625 10640468 05 CA 92040-0000 1 600000 O Y 24 01 9.3 E 6.8 6.35 09/01/2008 09/01/2008 10/01/2008 6 2621.96 N S 0.125 1 6 12.3 9.3 10640470 05 PA 19462-0000 1 247500 O N 36 01 7.45 0 0 0 988.03 0 0 0 0 0 10640472 05 IL 60629-0000 1 297000 O Y 12 01 7.45 E 4.7 4.25 09/01/2008 09/01/2008 10/01/2008 6 1554.81 N S 0.125 1 6 10.45 7.45 10640474 05 RI 02852-0000 1 342000 O Y 12 01 8.65 E 6.15 5.7 09/01/2008 09/01/2008 10/01/2008 6 1340.15 N S 0.125 1 6 11.65 8.65 10640476 05 MD 21216-0000 1 225000 O N 0 01 7.15 E 4.65 4.2 09/01/2008 09/01/2008 10/01/2008 6 1291.72 N S 0.125 1 6 10.15 7.15 10640478 05 TN 37664-0000 1 100000 O N 36 01 7.99 0 0 0 659.77 0 0 0 0 0 10640480 05 NC 28032-0000 1 74900 O Y 0 01 10.2 E 7.7 7.25 09/01/2008 09/01/2008 10/01/2008 6 583.02 N S 0.125 1 6 13.2 10.2 10640482 05 AL 35758-0000 1 60000 O N 24 01 10.6 E 8.1 7.65 09/01/2009 09/01/2009 10/01/2009 6 498.01 N S 0.125 1 6 13.6 10.6 10640484 05 WA 98443-0000 1 259500 O N 24 01 7.2 E 4.7 4.25 09/01/2008 09/01/2008 10/01/2008 6 1245.6 N S 0.125 1 6 10.2 7.2 10640486 05 AR 72450-0000 1 77000 O N 36 01 8.6 0 0 0 597.53 0 0 0 0 0 10640490 05 LA 70380-0000 1 89900 O N 24 01 9.1 E 6.6 6.15 09/01/2008 09/01/2008 10/01/2008 6 656.86 N S 0.125 1 6 12.1 9.1 10640494 05 CO 80021-0000 1 275000 O N 24 01 7.55 E 5.05 4.6 09/01/2008 09/01/2008 10/01/2008 6 1557.19 N S 0.125 1 6 10.55 7.55 10640496 05 CA 90604-0000 1 550000 O Y 24 01 6.14 E 3.64 3.19 09/01/2008 09/01/2008 10/01/2008 6 1965.62 N S 0.125 1 6 9.14 6.14 10640498 05 NV 89019-0000 1 265000 O N 36 01 6.9 0 0 0 1020.18 0 0 0 0 0 10640502 05 MD 20747-0000 1 240000 N Y 0 01 8.6 E 6.1 5.65 09/01/2008 09/01/2008 10/01/2008 6 1599.94 N S 0.125 1 6 11.6 8.6 10640504 05 MD 21133-0000 1 332000 O N 0 01 7.4 E 4.9 4.45 09/01/2008 09/01/2008 10/01/2008 6 1740.24 N S 0.125 1 6 10.4 7.4 10640506 05 IL 60409-0000 1 201000 O Y 0 01 8.95 E 5.55 5.1 09/01/2008 09/01/2008 10/01/2008 6 1112.9 N S 0.125 1 6 11.95 8.95 10640512 05 CA 92084-0000 1 525000 O N 24 01 7.04 E 4.54 4.09 09/01/2008 09/01/2008 10/01/2008 6 2464 N S 0.125 1 6 10.04 7.04 10640514 05 MD 21040-0000 1 330000 O Y 0 01 8.65 E 6.15 5.7 09/01/2008 09/01/2008 10/01/2008 6 2456.94 N S 0.125 1 6 11.65 8.65 10640516 05 OH 44830-0000 1 143000 O Y 36 01 9.55 E 7.05 6.6 09/01/2009 09/01/2009 10/01/2009 6 1047.56 N S 0.125 1 6 12.55 9.55 10640518 05 PA 19380-0000 1 375000 O N 36 01 6.99 0 0 0 1993.9 0 0 0 0 0 10640526 05 PA 19541-0000 1 225000 O N 24 01 9.5 E 7 6.55 09/01/2008 09/01/2008 10/01/2008 6 1261.29 N S 0.125 1 6 12.5 9.5 10640532 05 AZ 85041-0000 1 198000 O N 24 01 7.5 E 5 4.55 09/01/2008 09/01/2008 10/01/2008 6 1295.3 N S 0.125 1 6 10.5 7.5 10640534 05 TX 75035-0000 1 197400 O N 0 01 9.05 E 6.55 6.1 09/01/2008 09/01/2008 10/01/2008 6 1276.35 N S 0.125 1 6 12.05 9.05 10640540 05 PA 19150-0000 1 175000 O N 24 01 10.3 E 7.8 7.35 09/01/2008 09/01/2008 10/01/2008 6 1338.49 N S 0.125 1 6 13.3 10.3 10640542 05 IL 60618-0000 1 439000 O N 0 01 9.75 E 5.65 5.2 09/01/2008 09/01/2008 10/01/2008 6 3394.52 N S 0.125 1 6 12.75 9.75 10640546 05 IL 60461-0000 1 286000 O N 0 01 8.15 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 1702.84 N S 0.125 1 6 11.15 8.15 10640548 03 FL 32751-0000 1 165000 O Y 36 01 7.8 0 0 0 680.35 0 0 0 0 0 10640550 05 PA 17501-0000 1 198000 O N 24 01 7.75 E 5.25 4.8 09/01/2008 09/01/2008 10/01/2008 6 1134.8 N S 0.125 1 6 10.75 7.75 10640552 05 FL 33870-0000 1 170000 O Y 36 01 10.05 0 0 0 1305.21 0 0 0 0 0 10640558 05 OK 74401-0000 1 155000 O N 36 01 10.1 0 0 0 1371.71 0 0 0 0 0 10640562 05 TN 37208-0000 1 150000 N N 36 01 8.99 0 0 0 1085.27 0 0 0 0 0 10640564 07 MD 20603-0000 1 290000 O N 0 01 7.75 E 5.25 4.8 09/01/2008 09/01/2008 10/01/2008 6 1395 N S 0.125 1 6 10.75 7.75 10640566 06 FL 33019-0000 1 565000 O Y 24 01 7.99 E 5.49 5.04 09/01/2008 09/01/2008 10/01/2008 6 1562.77 N S 0.125 1 6 10.99 7.99 10640570 05 IL 60804-0000 1 339000 O Y 0 01 8.9 E 5.8 5.35 09/01/2008 09/01/2008 10/01/2008 6 2061.92 N S 0.125 1 6 11.9 8.9 10640574 01 DC 20020-0000 1 200500 O N 24 01 6.45 E 3.95 3.5 09/01/2008 09/01/2008 10/01/2008 6 862.15 N S 0.125 1 6 9.45 6.45 10640576 05 SC 29223-0000 1 110000 O N 0 01 8.55 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 772.46 N S 0.125 1 6 11.55 8.55 10640578 05 GA 30263-0000 1 129500 O N 0 01 8.7 E 6.2 5.75 09/01/2008 09/01/2008 10/01/2008 6 1014.16 N S 0.125 1 6 11.7 8.7 10640580 05 TN 37174-0000 1 216000 O N 36 01 7.99 0 0 0 1266.75 0 0 0 0 0 10640582 05 PA 19320-0000 1 257000 O N 36 01 6.9 0 0 0 1402.82 0 0 0 0 0 10640588 05 VA 23464-0000 1 265500 O N 24 01 7.85 E 5.35 4.9 09/01/2008 09/01/2008 10/01/2008 6 1439.44 N S 0.125 1 6 10.85 7.85 10640594 05 NC 28007-0000 1 104000 O N 0 01 8.75 E 6.25 5.8 09/01/2008 09/01/2008 10/01/2008 6 731.64 N S 0.125 1 6 11.75 8.75 10640596 05 ME 04240-0000 1 200000 O N 0 01 8.55 E 6.05 5.6 09/01/2008 09/01/2008 10/01/2008 6 1544.92 N S 0.125 1 6 11.55 8.55 10640598 05 NC 27526-0000 1 214144 O Y 0 01 7.2 E 4.7 4.25 09/01/2008 09/01/2008 10/01/2008 6 1089.59 N S 0.125 1 6 10.2 7.2 10640600 05 FL 33437-0000 1 295000 O N 36 01 7.7 E 5.2 4.75 09/01/2009 09/01/2009 10/01/2009 6 1746.76 N S 0.125 1 6 10.7 7.7 10640602 05 FL 33624-0000 1 295000 O N 24 01 9 E 6.5 6.05 09/01/2008 09/01/2008 10/01/2008 6 2254.96 N S 0.125 1 6 12 9 10640604 05 IN 47130-0000 1 138000 O N 24 01 8.2 E 5.7 5.25 09/01/2008 09/01/2008 10/01/2008 6 825.53 N S 0.125 1 6 11.2 8.2 10640606 05 WA 98404-0000 1 290000 O N 36 01 7.7 E 5.2 4.75 09/01/2011 09/01/2011 10/01/2011 6 1475.83 N S 0.125 1 6 10.7 7.7 10640610 05 IA 50313-0000 1 117000 O N 0 01 8.55 0 0 0 677.84 0 0 0 0 0 10640612 05 FL 33435-0000 1 400000 O Y 24 01 7.6 E 5.1 4.65 09/01/2008 09/01/2008 10/01/2008 6 1896.6 N S 0.125 1 6 10.6 7.6 10640614 05 IL 60440-0000 1 183000 O N 0 01 7.75 E 4.8 4.35 09/01/2008 09/01/2008 10/01/2008 6 983.28 N S 0.125 1 6 10.75 7.75 10640616 07 MD 21222-0000 1 128000 O N 0 01 8.25 E 5.75 5.3 09/01/2008 09/01/2008 10/01/2008 6 704 N S 0.125 1 6 11.25 8.25 10640618 05 TN 37769-0000 1 105000 O N 36 01 8.49 0 0 0 715.97 0 0 0 0 0 10640620 01 GA 30083-0000 1 80000 O N 0 01 11.6 0 0 0 758.43 0 0 0 0 0 10640624 05 CA 92545-0000 1 425000 O N 24 01 8.49 E 5.99 5.54 09/01/2008 09/01/2008 10/01/2008 6 2851.23 N S 0.125 1 6 11.49 8.49 10640626 05 IL 60505-0000 1 155000 O N 0 01 8.86 E 5.55 5.1 09/01/2008 09/01/2008 10/01/2008 6 1096.51 N S 0.125 1 6 11.86 8.86 10640628 05 TN 37917-0000 1 75000 O N 24 01 8.95 E 6.45 6 09/01/2008 09/01/2008 10/01/2008 6 480.62 N S 0.125 1 6 11.95 8.95 10640632 05 MO 63130-0000 1 122000 O N 24 01 7.75 E 5.25 4.8 09/01/2008 09/01/2008 10/01/2008 6 580.3 N S 0.125 1 6 10.75 7.75 10640634 05 MI 48204-0000 1 64000 O N 36 01 8.7 0 0 0 391.57 0 0 0 0 0 10640636 05 ME 04938-0000 1 191000 O N 0 01 8.05 E 5.55 5.1 09/01/2008 09/01/2008 10/01/2008 6 1327.06 N S 0.125 1 6 11.05 8.05 10640638 05 GA 30102-0000 1 145000 N Y 24 01 8.65 E 6.15 5.7 09/01/2008 09/01/2008 10/01/2008 6 917.63 N S 0.125 1 6 11.65 8.65 10640640 05 TX 76140-0000 1 94000 N N 36 01 9.8 E 7.3 6.85 09/01/2009 09/01/2009 10/01/2009 6 729.96 N S 0.125 1 6 12.8 9.8 10640648 05 MO 65202-0000 1 194000 O N 0 01 9.75 E 7.25 6.8 09/01/2008 09/01/2008 10/01/2008 6 1666.76 N S 0.125 1 6 12.75 9.75 10640656 05 NJ 07063-0000 1 305000 O N 0 01 7.925 E 5.425 4.975 09/01/2008 09/01/2008 10/01/2008 6 1611.42 N S 0.125 1 6 10.925 7.925 10640658 05 NM 87114-0000 1 240000 O N 0 01 7.7 0 0 0 1368.89 0 0 0 0 0 10640660 05 CA 90670-0000 1 525000 O N 12 01 7.29 E 4.79 4.34 09/01/2008 09/01/2008 10/01/2008 6 1901.48 N S 0.125 1 6 10.29 7.29 10640664 05 CA 91932-0000 1 615000 O Y 24 01 7.89 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 3297.94 N S 0.125 1 6 10.89 7.89 10640668 05 AZ 85023-0000 1 275000 O Y 24 01 7.5 E 5 4.55 09/01/2008 09/01/2008 10/01/2008 6 1447.76 N S 0.125 1 6 10.5 7.5 10640670 05 AL 36467-0000 1 120000 O Y 36 01 8.99 0 0 0 770.6 0 0 0 0 0 10640672 05 NV 89701-0000 1 255000 O N 36 01 7.9 0 0 0 1668.02 0 0 0 0 0 10640674 05 KS 66208-0000 1 150000 N N 0 01 8.65 E 6.15 5.7 09/01/2008 09/01/2008 10/01/2008 6 1052.42 N S 0.125 1 6 11.65 8.65 10640676 07 PA 19079-0000 1 113000 O N 36 01 8.4 0 0 0 773.27 0 0 0 0 0 10640678 05 NV 89015-0000 1 248500 O N 36 01 7.25 E 4.75 4.3 09/01/2009 09/01/2009 10/01/2009 6 1201.09 N S 0.125 1 6 10.25 7.25 10640680 05 AZ 85242-0000 1 360000 O N 36 01 8.45 0 0 0 2204.28 0 0 0 0 0 10640682 05 MD 21620-0000 1 195000 O N 0 01 8 E 5.5 5.05 09/01/2008 09/01/2008 10/01/2008 6 917.21 N S 0.125 1 6 11 8 10640684 05 VA 23325-0000 1 238000 O N 36 01 7.99 0 0 0 1657.47 0 0 0 0 0 10640686 05 MS 38614-0000 1 61500 O N 36 01 10.125 E 7.625 7.175 09/01/2009 09/01/2009 10/01/2009 6 463.59 N S 0.125 1 6 13.125 10.125 10640692 05 NV 89138-0000 1 292000 O Y 24 01 6.9 E 4.4 3.95 09/01/2008 09/01/2008 10/01/2008 6 1148.52 N S 0.125 1 6 9.9 6.9 10640694 05 OH 44646-0000 1 223000 O Y 24 01 6.84 E 4.34 3.89 09/01/2008 09/01/2008 10/01/2008 6 1087.97 N S 0.125 1 6 9.84 6.84 10640696 05 VA 23832-0000 1 267000 O N 24 01 9.4 E 6.9 6.45 09/01/2008 09/01/2008 10/01/2008 6 2003.07 N S 0.125 1 6 12.4 9.4 10640698 05 AZ 85382-0000 1 567000 O N 24 01 7.75 E 5.25 4.8 09/01/2008 09/01/2008 10/01/2008 6 3478.79 N S 0.125 1 6 10.75 7.75 10640700 05 ME 04260-0000 1 318000 O N 0 01 7.99 E 5.49 5.04 09/01/2008 09/01/2008 10/01/2008 6 2089.25 N S 0.125 1 6 10.99 7.99 10640704 05 CA 90640-0000 1 420000 O N 24 01 7.69 E 5.19 4.74 09/01/2008 09/01/2008 10/01/2008 6 2153.2 N S 0.125 1 6 10.69 7.69 10640708 05 KY 40229-0000 1 178000 N N 36 01 9.35 0 0 0 1281.42 0 0 0 0 0 10640710 05 AZ 85206-0000 1 185000 O N 36 01 8.3 0 0 0 1283.14 0 0 0 0 0 10640712 05 AZ 85308-0000 1 290000 O N 36 01 6.6 0 0 0 1037.19 0 0 0 0 0 10640714 05 FL 34698-0000 1 298000 O N 36 01 8.85 0 0 0 1389.25 0 0 0 0 0 10640716 05 NV 89147-0000 1 335000 O N 24 01 8.99 E 6.49 6.04 09/01/2008 09/01/2008 10/01/2008 6 2423.77 N S 0.125 1 6 11.99 8.99 10640718 05 AZ 85031-0000 1 225000 O N 24 01 8.05 E 5.55 5.1 09/01/2008 09/01/2008 10/01/2008 6 1226.29 N S 0.125 1 6 11.05 8.05 10640724 05 OH 44035-0000 1 103500 O N 36 01 9.4 E 6.9 6.45 09/01/2009 09/01/2009 10/01/2009 6 862.75 N S 0.125 1 6 12.4 9.4 10640726 05 CA 92595-0000 1 460000 O Y 24 01 9.39 E 6.89 6.44 09/01/2008 09/01/2008 10/01/2008 6 3686.96 N S 0.125 1 6 12.39 9.39 10640728 05 GA 30016-0000 1 182000 O N 0 01 9.775 E 7.275 6.825 09/01/2008 09/01/2008 10/01/2008 6 1410.31 N S 0.125 1 6 12.775 9.775 10640732 05 GA 31052-0000 1 140000 O N 0 01 9.4 0 0 0 833.57 0 0 0 0 0 10640734 05 PA 18951-0000 1 176000 O N 24 01 8.45 E 5.95 5.5 09/01/2008 09/01/2008 10/01/2008 6 1212.36 N S 0.125 1 6 11.45 8.45 10640736 05 CA 92507-0000 1 365000 O Y 24 01 8.69 E 6.19 5.74 09/01/2008 09/01/2008 10/01/2008 6 1773.64 N S 0.125 1 6 11.69 8.69 10640738 05 AZ 85323-0000 1 290000 O Y 24 01 6.9 E 4.4 3.95 09/01/2008 09/01/2008 10/01/2008 6 1513.96 N S 0.125 1 6 9.9 6.9 10640742 05 IN 46933-0000 1 122500 O N 24 01 10.99 0 0 0 1165.68 0 0 0 0 0 10640744 05 CA 92553-0000 1 370000 O Y 36 01 8.79 E 6.29 5.84 09/01/2009 09/01/2009 10/01/2009 6 2514.93 N S 0.125 1 6 11.79 8.79 10640748 05 NV 89130-0000 1 390000 O N 12 01 7.5 E 5 4.55 09/01/2008 09/01/2008 10/01/2008 6 2181.55 N S 0.125 1 6 10.5 7.5 10640750 05 NV 89130-0000 1 390000 O N 24 01 11.2 0 0 0 754.63 0 0 0 0 0 10640754 05 CA 90033-0000 1 515000 O N 36 01 7.95 E 5.45 5 09/01/2009 09/01/2009 10/01/2009 6 2900.1 N S 0.125 1 6 10.95 7.95 10640756 05 VA 23321-0000 1 650000 O N 36 01 8.12 0 0 0 4582.76 0 0 0 0 0 10640760 05 TX 77388-0000 1 161000 O N 0 01 8.7 0 0 0 783.14 0 0 0 0 0 10640766 05 ME 04473-0000 1 100000 N N 0 01 9 E 6.5 6.05 09/01/2008 09/01/2008 10/01/2008 6 563.24 N S 0.125 1 6 12 9 10640772 01 MI 48180-0000 1 173500 O Y 24 01 7.1 E 4.6 4.15 09/01/2008 09/01/2008 10/01/2008 6 872.65 N S 0.125 1 6 10.1 7.1 10640774 05 FL 33619-0000 1 215000 O Y 24 01 8.7 E 6.2 5.75 09/01/2008 09/01/2008 10/01/2008 6 1206.71 N S 0.125 1 6 11.7 8.7 10640776 05 IN 47834-0000 1 98000 O N 36 01 7.1 0 0 0 490.59 0 0 0 0 0 10640780 05 NJ 08360-0000 1 125080 O N 0 01 8.45 E 5.95 5.5 09/01/2008 09/01/2008 10/01/2008 6 765.87 N S 0.125 1 6 11.45 8.45 10640790 05 WA 99027-0000 1 150000 O N 36 01 6.9 0 0 0 790.33 0 0 0 0 0 10640798 07 VA 23320-0000 1 205000 O N 24 01 8.25 E 5.75 5.3 09/01/2008 09/01/2008 10/01/2008 6 1051.78 N S 0.125 1 6 11.25 8.25 10640802 05 IL 62205-0000 1 89000 O N 0 01 6.85 0 0 0 552.09 0 0 0 0 0 10640804 05 WA 98133-0000 1 377450 O N 24 01 7.7 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 1937.58 N S 0.125 1 6 10.7 7.7 10640806 07 PA 19468-0000 1 215000 O N 24 01 10.15 E 7.65 7.2 09/01/2008 09/01/2008 10/01/2008 6 1719.59 N S 0.125 1 6 13.15 10.15 10640808 05 AR 72751-0000 1 170000 O N 36 01 10.35 0 0 0 1305.63 0 0 0 0 0 10640810 05 CA 92596-0000 1 457000 O Y 12 01 9.24 E 6.74 6.29 09/01/2008 09/01/2008 10/01/2008 6 3609.79 N S 0.125 1 6 12.24 9.24 10640812 05 AL 35115-0000 1 151400 O N 36 01 9.99 E 7.49 7.04 09/01/2011 09/01/2011 10/01/2011 6 1261.15 N S 0.125 1 6 12.99 9.99 10640814 05 IL 60608-0000 1 235000 O N 0 01 8.375 E 5.425 4.975 09/01/2008 09/01/2008 10/01/2008 6 1018.5 N S 0.125 1 6 11.375 8.375 10640816 01 VA 22044-0000 1 220000 O Y 24 01 7.85 E 5.35 4.9 09/01/2008 09/01/2008 10/01/2008 6 1203.99 N S 0.125 1 6 10.85 7.85 10640820 03 NC 28110-0000 1 164000 N N 30 01 8.875 0 0 0 1174.38 0 0 0 0 0 10640822 05 AL 36551-0000 1 175000 O N 24 01 8.65 E 6.15 5.7 09/01/2008 09/01/2008 10/01/2008 6 1159.61 N S 0.125 1 6 11.65 8.65 10640824 07 NC 27614-0000 1 170000 O N 0 01 8.75 0 0 0 991.67 0 0 0 0 0 10640828 05 GA 30132-0000 1 193000 O N 36 01 7.75 0 0 0 1106.15 0 0 0 0 0 10640830 05 VA 23513-0000 1 190000 O N 36 01 8.6 0 0 0 1024.34 0 0 0 0 0 10640832 05 FL 33604-0000 1 170000 O Y 24 01 8.7 E 6.2 5.75 09/01/2008 09/01/2008 10/01/2008 6 1017.76 N S 0.125 1 6 11.7 8.7 10640834 05 CA 91403-0000 1 1100000 O N 24 01 7.74 E 5.24 4.79 09/01/2008 09/01/2008 10/01/2008 6 3805.5 N S 0.125 1 6 10.74 7.74 10640840 05 IL 60452-0000 1 275000 O Y 24 01 7.45 E 4.9 4.45 09/01/2008 09/01/2008 10/01/2008 6 1169.71 N S 0.125 1 6 10.45 7.45 10640842 05 NC 27107-0000 1 164000 O N 0 01 8.45 E 5.95 5.5 09/01/2008 09/01/2008 10/01/2008 6 1004.17 N S 0.125 1 6 11.45 8.45 10640846 05 GA 30274-0000 1 136000 O Y 0 01 8 0 0 0 756.5 0 0 0 0 0 10640848 05 OH 45238-0000 1 152000 O N 24 01 7.5 E 5 4.55 09/01/2008 09/01/2008 10/01/2008 6 850.25 N S 0.125 1 6 10.5 7.5 10640852 05 IL 60629-0000 1 299900 O Y 0 01 7.65 E 4.7 4.25 09/01/2008 09/01/2008 10/01/2008 6 1605.51 N S 0.125 1 6 10.65 7.65 10640856 05 FL 33637-0000 1 210000 O N 36 01 7.45 E 4.95 4.5 09/01/2011 09/01/2011 10/01/2011 6 1108.19 N S 0.125 1 6 10.45 7.45 10640858 05 IN 47150-0000 1 157000 O N 36 01 10.1 0 0 0 1111.53 0 0 0 0 0 10640860 05 NY 11566-0000 1 565000 O N 0 01 8.5 E 6 5.55 09/01/2011 09/01/2011 10/01/2011 6 3475.49 N S 0.125 1 6 11.5 8.5 10640862 05 UT 84118-0000 1 145000 O N 24 01 7.45 E 4.95 4.5 09/01/2008 09/01/2008 10/01/2008 6 720.17 N S 0.125 1 6 10.45 7.45 10640864 05 MN 55304-0000 1 340000 O Y 36 01 7.95 E 5.45 5 09/01/2009 09/01/2009 10/01/2009 6 2233.75 N S 0.125 1 6 10.95 7.95 10640866 05 OH 43211-0000 1 77000 N Y 36 01 10.35 E 7.85 7.4 09/01/2009 09/01/2009 10/01/2009 6 573.81 N S 0.125 1 6 13.35 10.35 10640868 07 UT 84084-0000 1 158000 O Y 24 01 8.45 E 5.95 5.5 09/01/2008 09/01/2008 10/01/2008 6 1037.06 N S 0.125 1 6 11.45 8.45 10640870 05 TX 77449-0000 1 116000 O N 36 01 9.35 0 0 0 914.59 0 0 0 0 0 10640872 05 NJ 08060-0000 1 142900 O Y 0 01 8.7 E 6.2 5.75 09/01/2008 09/01/2008 10/01/2008 6 855.51 N S 0.125 1 6 11.7 8.7 10640874 07 PA 19560-0000 1 166120 O Y 24 01 9.3 E 6.8 6.35 09/01/2008 09/01/2008 10/01/2008 6 1187.87 N S 0.125 1 6 12.3 9.3 10640876 05 NC 27263-0000 1 65800 O N 0 01 11.59 0 0 0 656.14 0 0 0 0 0 10640878 05 CA 92336-0000 1 503000 O N 24 01 6.89 E 4.39 3.94 09/01/2008 09/01/2008 10/01/2008 6 2583.75 N S 0.125 1 6 9.89 6.89 10640880 05 CA 95206-0000 1 265000 N Y 12 01 10.25 E 7.75 7.3 09/01/2008 09/01/2008 10/01/2008 6 1611.66 N S 0.125 1 6 13.25 10.25 10640882 05 CA 91733-0000 1 495000 O Y 24 01 8.24 E 5.74 5.29 09/01/2008 09/01/2008 10/01/2008 6 2648.44 N S 0.125 1 6 11.24 8.24 10640884 05 CA 90059-0000 1 395000 O Y 24 01 7.89 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 2171.15 N S 0.125 1 6 10.89 7.89 10640886 05 AZ 85029-0000 1 249900 O Y 24 01 8.2 E 5.7 5.25 09/01/2008 09/01/2008 10/01/2008 6 1420.16 N S 0.125 1 6 11.2 8.2 10640888 05 AZ 85224-0000 1 317000 O N 24 01 7.295 E 4.795 4.345 09/01/2008 09/01/2008 10/01/2008 6 1541.68 N S 0.125 1 6 10.295 7.295 10640890 05 SC 29730-0000 1 122000 O Y 0 01 6.99 E 4.49 4.04 09/01/2009 09/01/2009 10/01/2009 6 605.81 N S 0.125 1 6 9.99 6.99 10640892 05 CA 91762-0000 1 510000 O Y 24 01 7.39 E 4.89 4.44 09/01/2008 09/01/2008 10/01/2008 6 2983.3 N S 0.125 1 6 10.39 7.39 10640894 05 NJ 08609-0000 2 200000 N Y 0 01 8.9 E 6.4 5.95 09/01/2008 09/01/2008 10/01/2008 6 1069.15 N S 0.125 1 6 11.9 8.9 10640896 05 MD 20772-0000 1 375000 O Y 0 01 7.8 E 5.3 4.85 09/01/2008 09/01/2008 10/01/2008 6 2041.05 N S 0.125 1 6 10.8 7.8 10640902 05 CT 06801-0000 1 360000 O N 36 01 6.99 E 4.49 4.04 09/01/2011 09/01/2011 10/01/2011 6 1914.14 N S 0.125 1 6 9.99 6.99 10640906 07 MD 21702-0000 1 282500 O Y 0 01 6.8 E 4.3 3.85 09/01/2008 09/01/2008 10/01/2008 6 1371.73 N S 0.125 1 6 9.8 6.8 10640910 05 OH 43616-0000 1 157000 O N 36 01 8.1 0 0 0 1104.83 0 0 0 0 0 10640914 03 FL 33635-0000 1 188000 O N 24 01 8.99 E 6.49 6.04 09/01/2008 09/01/2008 10/01/2008 6 1189.78 N S 0.125 1 6 11.99 8.99 10640916 05 WI 53227-0000 1 137000 O N 0 01 8.1 E 5.6 5.15 09/01/2008 09/01/2008 10/01/2008 6 811.86 N S 0.125 1 6 11.1 8.1 10640918 05 IN 46787-0000 1 100000 O N 36 01 9.85 0 0 0 693.21 0 0 0 0 0 10640926 05 TX 75002-0000 1 286000 O N 36 01 9.7 0 0 0 2518.08 0 0 0 0 0 10640928 05 NC 28278-0000 1 218500 O N 24 01 7.95 E 5.45 5 09/01/2008 09/01/2008 10/01/2008 6 1158.05 N S 0.125 1 6 10.95 7.95 10640930 05 NC 28278-0000 1 218500 O N 0 01 12.65 0 0 0 471.49 0 0 0 0 0 10640932 05 CO 80916-0000 1 152000 O Y 24 01 7.95 E 5.45 5 09/01/2008 09/01/2008 10/01/2008 6 840.94 N S 0.125 1 6 10.95 7.95 10640934 05 MO 64076-0000 1 220000 O N 36 01 8.5 E 6 5.55 09/01/2009 09/01/2009 10/01/2009 6 1353.29 N S 0.125 1 6 11.5 8.5 10640936 05 IL 60901-0000 1 191000 O N 0 01 9.8 E 6.85 6.4 09/01/2008 09/01/2008 10/01/2008 6 1483.21 N S 0.125 1 6 12.8 9.8 10640946 05 IN 46928-0000 1 73000 O N 24 01 12.4 0 0 0 618.76 0 0 0 0 0 10640956 05 CA 93313-0000 1 450000 O N 36 01 7.99 0 0 0 3133.87 0 0 0 0 0 10640958 05 CO 80237-0000 1 455000 O Y 36 01 8.24 E 5.74 5.29 09/01/2011 09/01/2011 10/01/2011 6 3081.82 N S 0.125 1 6 11.24 8.24 10640962 05 GA 31052-0000 1 145000 O Y 0 01 7.25 0 0 0 742.02 0 0 0 0 0 10640966 05 TN 37932-0000 1 204000 O N 24 01 8.49 E 5.99 5.54 09/01/2008 09/01/2008 10/01/2008 6 1253.72 N S 0.125 1 6 11.49 8.49 10640968 05 LA 71127-0000 1 155000 O N 24 01 8.65 E 6.15 5.7 09/01/2008 09/01/2008 10/01/2008 6 1087.5 N S 0.125 1 6 11.65 8.65 10640972 05 WI 53222-0000 1 176000 O N 0 01 7.6 E 5.1 4.65 09/01/2008 09/01/2008 10/01/2008 6 1180.56 N S 0.125 1 6 10.6 7.6 10640978 05 IL 60638-0000 1 260000 O N 12 01 7.75 E 4.9 4.45 09/01/2008 09/01/2008 10/01/2008 6 1343.34 N S 0.125 1 6 10.75 7.75 10640980 05 CA 93550-0000 1 415000 O Y 24 01 6.99 E 4.49 4.04 09/01/2008 09/01/2008 10/01/2008 6 2187.99 N S 0.125 1 6 9.99 6.99 10640982 05 FL 33165-0000 1 400000 O N 36 01 8.95 0 0 0 1842.37 0 0 0 0 0 10640984 05 ME 04957-0000 1 127600 O N 0 01 8 E 5.5 5.05 09/01/2008 09/01/2008 10/01/2008 6 749.03 N S 0.125 1 6 11 8 10640988 05 OR 97266-0000 1 290000 O N 24 01 7.1 E 4.6 4.15 09/01/2008 09/01/2008 10/01/2008 6 1372.67 N S 0.125 1 6 10.1 7.1 10640990 03 MD 20874-0000 1 335000 O Y 0 01 9.4 E 6.9 6.45 09/01/2008 09/01/2008 10/01/2008 6 2150.14 N S 0.125 1 6 12.4 9.4 10640994 05 IL 60187-0000 1 380000 O N 0 01 7.875 E 4.925 4.475 09/01/2008 09/01/2008 10/01/2008 6 2204.22 N S 0.125 1 6 10.875 7.875 10641000 05 OH 45229-0000 1 178000 O N 36 01 9.6 E 7.1 6.65 09/01/2009 09/01/2009 10/01/2009 6 1207.78 N S 0.125 1 6 12.6 9.6 10641002 05 CA 92832-0000 1 464900 O Y 12 01 7.94 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 2569.28 N S 0.125 1 6 10.94 7.94 10641004 05 AL 36695-0000 1 145000 O N 24 01 8.5 E 6 5.55 09/01/2008 09/01/2008 10/01/2008 6 1003.44 N S 0.125 1 6 11.5 8.5 10641008 05 SD 57718-0000 1 188000 O N 36 01 8.9 0 0 0 1499.19 0 0 0 0 0 10641012 05 CA 92503-0000 1 440000 O N 24 01 6.64 E 4.14 3.69 09/01/2008 09/01/2008 10/01/2008 6 1947.74 N S 0.125 1 6 9.64 6.64 10641014 05 MI 49230-0000 1 281000 O N 36 01 8.325 E 5.825 5.375 09/01/2009 09/01/2009 10/01/2009 6 1418.53 N S 0.125 1 6 11.325 8.325 10641016 05 CO 80910-0000 1 149950 O Y 24 01 7.7 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 807.21 N S 0.125 1 6 10.7 7.7 10641018 05 FL 33825-0000 1 168000 O N 36 01 9.2 0 0 0 450.49 0 0 0 0 0 10641020 05 CO 80211-0000 1 275000 O N 36 01 7.9 0 0 0 1598.98 0 0 0 0 0 10641026 05 PA 17814-0000 1 140500 O N 24 01 8.5 E 6 5.55 09/01/2008 09/01/2008 10/01/2008 6 1080.33 N S 0.125 1 6 11.5 8.5 10641028 05 MO 63031-0000 1 130000 O N 0 01 8.7 E 6.2 5.75 09/01/2008 09/01/2008 10/01/2008 6 916.27 N S 0.125 1 6 11.7 8.7 10641032 05 AZ 85024-0000 1 245000 O Y 24 01 6.4 E 3.9 3.45 09/01/2008 09/01/2008 10/01/2008 6 881.98 N S 0.125 1 6 9.4 6.4 10641034 01 CA 91402-0000 1 396000 O N 24 01 7.89 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 2213.15 N S 0.125 1 6 10.89 7.89 10641036 05 IN 47302-0000 1 70000 O N 24 01 9.45 E 6.99 6.54 09/01/2008 09/01/2008 10/01/2008 6 556.75 N S 0.125 1 6 12.45 9.45 10641040 05 MD 21244-0000 1 270000 O Y 0 01 8.45 E 5.99 5.54 09/01/2008 09/01/2008 10/01/2008 6 1667.53 N S 0.125 1 6 11.45 8.45 10641044 05 OH 44321-0000 1 136000 O N 36 01 9.39 E 6.93 6.48 09/01/2009 09/01/2009 10/01/2009 6 1132.67 N S 0.125 1 6 12.39 9.39 10641046 05 ME 04240-0000 1 219000 O N 0 01 7.675 E 5.215 4.765 09/01/2008 09/01/2008 10/01/2008 6 1389.05 N S 0.125 1 6 10.675 7.675 10641048 05 IN 46526-0000 1 81000 O N 24 01 9.05 E 6.59 6.14 09/01/2008 09/01/2008 10/01/2008 6 523.73 N S 0.125 1 6 12.05 9.05 10641050 05 AL 36360-0000 1 167000 O N 36 01 8.3 E 5.84 5.39 09/01/2009 09/01/2009 10/01/2009 6 1071.42 N S 0.125 1 6 11.3 8.3 10641052 05 MI 48146-0000 1 117000 O Y 36 01 8.6 0 0 0 693.31 0 0 0 0 0 10641056 07 MD 20747-0000 1 280000 O N 0 01 8.75 E 6.29 5.84 09/01/2008 09/01/2008 10/01/2008 6 1872.35 N S 0.125 1 6 11.75 8.75 10641058 05 DE 19805-0000 1 150000 O Y 24 01 6.6 E 4.14 3.69 09/01/2008 09/01/2008 10/01/2008 6 711.12 N S 0.125 1 6 9.6 6.6 10641062 05 RI 02907-0000 3 271000 O Y 12 01 7.45 E 4.99 4.54 09/01/2008 09/01/2008 10/01/2008 6 1418.7 N S 0.125 1 6 10.45 7.45 10641064 01 VA 22312-0000 1 395000 O Y 24 01 8.15 E 5.69 5.24 09/01/2008 09/01/2008 10/01/2008 6 2232.84 N S 0.125 1 6 11.15 8.15 10641070 05 TX 75216-0000 1 100000 O N 0 01 8.7 0 0 0 626.51 0 0 0 0 0 10641076 05 NC 28601-0000 1 130000 O N 0 01 8.54 E 6.08 5.63 09/01/2008 09/01/2008 10/01/2008 6 385.88 N S 0.125 1 6 11.54 8.54 10641080 05 CA 92584-0000 1 380000 O N 24 01 7.99 E 5.53 5.08 09/01/2008 09/01/2008 10/01/2008 6 2024.14 N S 0.125 1 6 10.99 7.99 10641082 05 GA 30064-0000 1 175000 O N 0 01 7.6 E 5.14 4.69 09/01/2011 09/01/2011 10/01/2011 6 1173.85 N S 0.125 1 6 10.6 7.6 10641086 05 PA 15522-0000 1 124900 O Y 24 01 8.515 E 6.055 5.605 09/01/2008 09/01/2008 10/01/2008 6 917.06 N S 0.125 1 6 11.515 8.515 10641090 07 DE 19702-0000 1 172000 O N 24 01 8.99 E 6.53 6.08 09/01/2008 09/01/2008 10/01/2008 6 1288.57 N S 0.125 1 6 11.99 8.99 10641092 05 ME 04419-0000 1 128500 N N 36 01 8.75 0 0 0 855.94 0 0 0 0 0 10641094 05 MD 21911-0000 1 345000 O N 0 01 7.5 0 0 0 2097.65 0 0 0 0 0 10641100 05 WI 53965-0000 1 312000 O N 0 01 9.15 E 6.69 6.24 09/01/2008 09/01/2008 10/01/2008 6 2250.62 N S 0.125 1 6 12.15 9.15 10641106 05 IL 60406-0000 1 165000 N N 0 01 8.15 E 5.24 4.79 09/01/2008 09/01/2008 10/01/2008 6 982.41 N S 0.125 1 6 11.15 8.15 10641108 05 IN 46933-0000 1 78000 O N 24 01 9.9 E 7.44 6.99 09/01/2008 09/01/2008 10/01/2008 6 678.75 N S 0.125 1 6 12.9 9.9 10641112 05 KY 40517-0000 1 153000 O Y 24 01 8.25 E 5.79 5.34 09/01/2008 09/01/2008 10/01/2008 6 408.49 N S 0.125 1 6 11.25 8.25 10641114 05 MO 64130-0000 1 80000 N N 24 01 8.79 E 6.33 5.88 09/01/2008 09/01/2008 10/01/2008 6 568.49 N S 0.125 1 6 11.79 8.79 10641116 05 CA 95203-0000 1 310000 N Y 12 01 10.25 E 7.79 7.34 09/01/2008 09/01/2008 10/01/2008 6 1885.34 N S 0.125 1 6 13.25 10.25 10641118 05 NC 27028-0000 1 153500 O N 0 01 8.1 E 5.64 5.19 09/01/2008 09/01/2008 10/01/2008 6 909.64 N S 0.125 1 6 11.1 8.1 10641120 05 NC 27028-0000 1 153500 O N 0 01 12.75 0 0 0 333.62 0 0 0 0 0 10641122 05 WA 99206-0000 1 180000 O Y 36 01 8.25 E 5.79 5.34 09/01/2011 09/01/2011 10/01/2011 6 999.8 N S 0.125 1 6 11.25 8.25 10641124 05 AZ 85207-0000 1 298000 O N 12 01 8.75 E 6.29 5.84 09/01/2008 09/01/2008 10/01/2008 6 1738.34 N S 0.125 1 6 11.75 8.75 10641126 05 AZ 85207-0000 1 298000 O N 12 01 13.05 0 0 0 661.63 0 0 0 0 0 10641128 05 CA 92243-0000 1 265000 O N 24 01 7.69 E 5.23 4.78 09/01/2008 09/01/2008 10/01/2008 6 1267.85 N S 0.125 1 6 10.69 7.69 10641130 05 WI 54467-0000 1 224600 O N 36 01 7.6 0 0 0 1268.68 0 0 0 0 0 10641132 05 WI 54467-0000 1 224600 O N 36 01 10.35 0 0 0 405.88 0 0 0 0 0 10641134 05 IL 62206-0000 1 64900 O N 0 01 8.65 E 5.74 5.29 09/01/2008 09/01/2008 10/01/2008 6 404.76 N S 0.125 1 6 11.65 8.65 10641136 05 MI 49504-0000 1 130000 O N 36 01 8.75 E 6.29 5.84 09/01/2009 09/01/2009 10/01/2009 6 1022.72 N S 0.125 1 6 11.75 8.75 10641140 05 CO 80723-0000 1 120000 O N 24 01 9.4 E 6.94 6.49 09/01/2008 09/01/2008 10/01/2008 6 1000.29 N S 0.125 1 6 12.4 9.4 10641142 05 AZ 85202-0000 1 262000 O N 36 01 6.5 0 0 0 1076.42 0 0 0 0 0 10641146 05 AZ 85746-0000 1 172000 O Y 24 01 8.2 E 5.74 5.29 09/01/2008 09/01/2008 10/01/2008 6 781.4 N S 0.125 1 6 11.2 8.2 10641148 05 NJ 08520-0000 1 320000 O N 0 01 9.325 E 6.865 6.415 09/01/2008 09/01/2008 10/01/2008 6 2252.48 N S 0.125 1 6 12.325 9.325 10641150 07 VA 23452-0000 1 188000 N N 36 01 8.6 0 0 0 1240.07 0 0 0 0 0 10641152 05 TX 77346-0000 1 143000 O N 24 01 9.15 E 6.69 6.24 09/01/2008 09/01/2008 10/01/2008 6 1166.08 N S 0.125 1 6 12.15 9.15 10641154 05 NV 89014-0000 1 465000 S Y 24 01 8 E 5.54 5.09 09/01/2008 09/01/2008 10/01/2008 6 2424.9 N S 0.125 1 6 11 8 10641156 05 TX 77587-0000 1 120190 O N 24 01 9.95 E 7.49 7.04 09/01/2008 09/01/2008 10/01/2008 6 1050.32 N S 0.125 1 6 12.95 9.95 10641164 05 WY 82001-0000 1 184000 O N 36 01 8.5 E 6.04 5.59 09/01/2009 09/01/2009 10/01/2009 6 1344.07 N S 0.125 1 6 11.5 8.5 10641166 05 CA 93535-0000 1 258000 O Y 24 01 7.09 E 4.63 4.18 09/01/2008 09/01/2008 10/01/2008 6 1296.15 N S 0.125 1 6 10.09 7.09 10641170 05 AZ 85020-0000 2 200500 O N 24 01 7.35 E 4.89 4.44 09/01/2008 09/01/2008 10/01/2008 6 982.45 N S 0.125 1 6 10.35 7.35 10641174 05 AZ 85304-0000 1 306000 O Y 24 01 7.325 E 4.865 4.415 09/01/2008 09/01/2008 10/01/2008 6 941.96 N S 0.125 1 6 10.325 7.325 10641176 05 CO 80917-0000 1 179000 O Y 36 01 7.65 E 5.19 4.74 09/01/2009 09/01/2009 10/01/2009 6 958.27 N S 0.125 1 6 10.65 7.65 10641178 05 AZ 85239-0000 1 244000 O N 36 01 7.15 0 0 0 1400.8 0 0 0 0 0 10641180 05 MA 01923-0000 1 325000 O N 0 01 8.65 E 6.19 5.74 09/01/2008 09/01/2008 10/01/2008 6 1637.1 N S 0.125 1 6 11.65 8.65 10641182 05 TX 77545-0000 1 148700 O Y 36 01 7.45 E 4.99 4.54 09/01/2011 09/01/2011 10/01/2011 6 778.45 N S 0.125 1 6 10.45 7.45 10641184 05 IL 60623-0000 1 198000 O Y 0 01 9.4 E 5.9 5.45 09/01/2008 09/01/2008 10/01/2008 6 1429.68 N S 0.125 1 6 12.4 9.4 10641196 05 KY 40515-0000 1 207000 O N 24 01 8.3 E 5.84 5.39 09/01/2009 09/01/2009 10/01/2009 6 1286.5 N S 0.125 1 6 11.3 8.3 10641198 05 TN 38141-0000 1 84000 O N 24 01 7.9 E 5.44 4.99 09/01/2008 09/01/2008 10/01/2008 6 488.42 N S 0.125 1 6 10.9 7.9 10641204 01 FL 33401-0000 1 499900 O N 24 01 8.5 E 6.04 5.59 09/01/2008 09/01/2008 10/01/2008 6 3075.04 N S 0.125 1 6 11.5 8.5 10641208 05 PA 17870-0000 1 154900 O N 24 01 7.25 E 4.79 4.34 09/01/2008 09/01/2008 10/01/2008 6 845.36 N S 0.125 1 6 10.25 7.25 10641210 05 LA 70726-0000 1 170000 O N 36 01 7.2 0 0 0 923.16 0 0 0 0 0 10641212 05 LA 70726-0000 1 170000 O N 24 01 9.99 0 0 0 298.13 0 0 0 0 0 10641222 05 MI 48906-0000 1 160000 O Y 24 01 9.15 E 6.69 6.24 09/01/2008 09/01/2008 10/01/2008 6 1252.69 N S 0.125 1 6 12.15 9.15 10641224 05 GA 30047-0000 1 178000 O N 0 01 7.55 E 5.09 4.64 09/01/2008 09/01/2008 10/01/2008 6 1007.93 N S 0.125 1 6 10.55 7.55 10641226 05 SC 29210-0000 1 117000 O N 0 01 8.45 0 0 0 716.39 0 0 0 0 0 10641228 05 OH 44675-0000 1 220000 O Y 36 01 8.8 E 6.34 5.89 09/01/2009 09/01/2009 10/01/2009 6 1496.88 N S 0.125 1 6 11.8 8.8 10641232 01 UT 84606-0000 1 162000 O N 0 01 11.25 0 0 0 314.69 0 0 0 0 0 10641236 05 GA 31909-0000 1 156000 O N 0 01 12.75 0 0 0 339.05 0 0 0 0 0 10641242 05 TN 37404-0000 1 80000 N Y 24 01 9.4 E 6.94 6.49 09/01/2008 09/01/2008 10/01/2008 6 577.65 N S 0.125 1 6 12.4 9.4 10641244 05 LA 70583-0000 1 105000 O N 24 01 8.99 E 6.53 6.08 09/01/2008 09/01/2008 10/01/2008 6 717.49 N S 0.125 1 6 11.99 8.99 10641246 05 MS 39272-0000 1 193800 O N 36 01 6.92 0 0 0 1023.17 0 0 0 0 0 10641254 05 NC 27106-0000 1 142500 O N 0 01 8.4 E 5.94 5.49 09/01/2008 09/01/2008 10/01/2008 6 798 N S 0.125 1 6 11.4 8.4 10641256 07 MD 20747-0000 1 240000 O N 0 01 6.55 E 4.09 3.64 09/01/2008 09/01/2008 10/01/2008 6 965.75 N S 0.125 1 6 9.55 6.55 10641260 05 AZ 85204-0000 1 278000 O N 24 01 6.55 E 4.09 3.64 09/01/2008 09/01/2008 10/01/2008 6 1213.94 N S 0.125 1 6 9.55 6.55 10641262 05 CA 90262-0000 1 450000 O N 36 01 6.99 0 0 0 1229.57 0 0 0 0 0 10641266 05 AZ 85041-0000 1 504000 O Y 24 01 9.6 E 7.14 6.69 09/01/2008 09/01/2008 10/01/2008 6 3503.67 N S 0.125 1 6 12.6 9.6 10641268 05 TX 79936-0000 1 116000 O N 24 01 9.3 E 6.84 6.39 09/01/2008 09/01/2008 10/01/2008 6 958.51 N S 0.125 1 6 12.3 9.3 10641270 05 FL 34669-0000 1 212000 O N 24 01 8.5 E 6.04 5.59 09/01/2008 09/01/2008 10/01/2008 6 1304.08 N S 0.125 1 6 11.5 8.5 10641274 05 AZ 85730-0000 1 144000 O N 24 01 7.85 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 833.29 N S 0.125 1 6 10.85 7.85 10641276 05 MD 20744-0000 1 460000 O Y 0 01 7.99 E 5.53 5.08 09/01/2008 09/01/2008 10/01/2008 6 2555.99 N S 0.125 1 6 10.99 7.99 10641282 05 NJ 07751-0000 1 610000 O Y 0 01 9.99 E 7.53 7.08 09/01/2008 09/01/2008 10/01/2008 6 4140.01 N S 0.125 1 6 12.99 9.99 10641284 05 NC 28470-0000 1 228000 O N 24 01 7.7 E 5.24 4.79 09/01/2008 09/01/2008 10/01/2008 6 1381.72 N S 0.125 1 6 10.7 7.7 10641286 05 MN 55005-0000 1 295000 O Y 36 01 8.9 0 0 0 1802.27 0 0 0 0 0 10641288 05 IL 60619-0000 1 178000 O N 12 01 7.95 E 5.14 4.69 09/01/2008 09/01/2008 10/01/2008 6 1039.93 N S 0.125 1 6 10.95 7.95 10641294 05 DE 19802-0000 1 90000 N N 36 01 10.9 0 0 0 765.27 0 0 0 0 0 10641296 05 TX 76266-0000 1 113580 O N 36 01 8.8 E 6.34 5.89 09/01/2009 09/01/2009 10/01/2009 6 718.05 N S 0.125 1 6 11.8 8.8 10641298 05 SC 29609-0000 1 263000 O N 36 01 7.5 0 0 0 1471.15 0 0 0 0 0 10641302 03 NJ 08085-0000 1 208000 N Y 0 01 8.45 0 0 0 1365.24 0 0 0 0 0 10641304 05 DE 19711-0000 1 249900 O N 36 01 8.1 E 5.64 5.19 09/01/2009 09/01/2009 10/01/2009 6 1480.91 N S 0.125 1 6 11.1 8.1 10641318 05 TX 76135-0000 1 105900 O N 36 01 7.95 0 0 0 618.7 0 0 0 0 0 10641322 05 AZ 85086-0000 1 750000 O N 12 01 7.99 E 5.53 5.08 09/01/2008 09/01/2008 10/01/2008 6 4398.41 N S 0.125 1 6 10.99 7.99 10641324 03 AZ 85242-0000 1 244900 O N 24 01 7.85 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 1281.65 N S 0.125 1 6 10.85 7.85 10641326 05 AZ 85037-0000 1 225000 N Y 24 01 7.85 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 1026.12 N S 0.125 1 6 10.85 7.85 10641328 05 VA 22546-0000 1 240000 S N 24 01 8.4 E 5.94 5.49 09/01/2008 09/01/2008 10/01/2008 6 1596 N S 0.125 1 6 11.4 8.4 10641330 05 TX 77545-0000 1 81000 O N 36 01 8.5 0 0 0 498.26 0 0 0 0 0 10641332 05 SC 29407-0000 1 240000 O Y 24 01 8.4 E 6.04 5.59 09/01/2008 09/01/2008 10/01/2008 6 1741.2 N S 0.125 1 6 11.4 8.4 10641338 05 LA 70001-0000 1 287000 O N 24 01 7.85 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 1660.78 N S 0.125 1 6 10.85 7.85 10641340 05 SD 57703-0000 1 162800 O N 24 01 8.3 E 5.84 5.39 09/01/2008 09/01/2008 10/01/2008 6 983.04 N S 0.125 1 6 11.3 8.3 10641342 05 AZ 85220-0000 1 345000 O N 24 01 6.75 E 4.29 3.84 09/01/2008 09/01/2008 10/01/2008 6 1552.5 N S 0.125 1 6 9.75 6.75 10641346 05 IN 46201-0000 1 79000 N N 36 01 9.9 0 0 0 618.71 0 0 0 0 0 10641348 05 MI 48198-0000 1 140000 O Y 24 01 8.995 E 6.535 6.085 09/01/2008 09/01/2008 10/01/2008 6 1079.37 N S 0.125 1 6 11.995 8.995 10641352 05 CO 80601-0000 1 170000 O N 24 01 7.95 E 5.49 5.04 09/01/2008 09/01/2008 10/01/2008 6 993.19 N S 0.125 1 6 10.95 7.95 10641356 05 PA 18702-0000 1 126670 O N 24 01 7.3 E 4.84 4.39 09/01/2008 09/01/2008 10/01/2008 6 694.73 N S 0.125 1 6 10.3 7.3 10641358 05 MO 64075-0000 1 221000 O N 24 01 7.15 E 4.69 4.24 09/01/2008 09/01/2008 10/01/2008 6 1194.12 N S 0.125 1 6 10.15 7.15 10641360 05 TX 78258-0000 1 270000 O N 36 01 7.25 0 0 0 1534.9 0 0 0 0 0 10641362 05 IL 60085-0000 1 215000 O N 24 01 6.95 E 3.36 2.91 05/01/2008 05/01/2008 06/01/2008 6 1186.55 N S 0.125 1 6 9.95 6.95 10641366 05 KY 42445-0000 1 77100 O N 24 01 11.8 0 0 0 167.65 0 0 0 0 0 10641370 05 TN 37918-0000 1 159900 O N 24 01 9.3 0 0 0 264.26 0 0 0 0 0 10641374 05 AZ 85296-0000 1 506000 O N 12 01 11.65 0 0 0 1013.78 0 0 0 0 0 10641376 05 TN 37914-0000 1 238800 O N 24 01 9.01 0 0 0 384.64 0 0 0 0 0 10641382 05 TX 76123-0000 1 111900 O N 0 01 9.99 0 0 0 196.24 0 0 0 0 0 10641390 05 NY 14215-0000 1 62500 O N 12 01 9.85 0 0 0 541.57 0 0 0 0 0 10641404 05 WA 98033-0000 1 520000 O N 0 01 11.1 0 0 0 998.29 0 0 0 0 0 10641410 05 MO 63701-0000 1 130000 O Y 24 01 8.95 E 6.93 6.48 07/01/2008 07/01/2008 08/01/2008 6 997.77 N S 0.125 1 6 11.95 8.95 10641412 01 IL 60060-0000 1 184000 O N 0 01 10.1 0 0 0 213.77 0 0 0 0 0 10641416 05 TN 38011-0000 1 176900 O N 24 01 9.01 0 0 0 284.94 0 0 0 0 0 10641420 05 TN 37218-0000 1 162000 O N 24 01 9.01 0 0 0 260.94 0 0 0 0 0 10641430 05 CA 91405-0000 1 600000 O N 0 01 12.05 0 0 0 1238.96 0 0 0 0 0 10641432 05 GA 30032-0000 1 165000 O N 0 01 11.6 0 0 0 329.32 0 0 0 0 0 10641436 05 TN 37128-0000 1 128000 O N 24 01 9.01 0 0 0 206.17 0 0 0 0 0 10641440 05 PA 17921-0000 1 85000 O Y 36 01 8.85 E 6.72 6.27 08/01/2009 08/01/2009 09/01/2009 6 516.69 N S 0.125 1 6 11.85 8.85 10641444 05 NM 87120-0000 1 260000 O N 0 01 11.2 0 0 0 503.09 0 0 0 0 0 10641448 05 GA 30168-0000 1 170000 O N 0 01 11.5 0 0 0 336.7 0 0 0 0 0 10641454 05 PA 17331-0000 1 142500 O N 0 01 9.85 0 0 0 246.96 0 0 0 0 0 10641460 05 TX 79325-0000 1 82500 O N 0 01 9.99 0 0 0 144.68 0 0 0 0 0 10641462 05 TN 38018-0000 1 172000 O N 24 01 9.3 0 0 0 284.25 0 0 0 0 0 10641470 05 IN 46637-0000 1 130000 O N 24 01 13 0 0 0 287.62 0 0 0 0 0 10641478 05 NJ 08109-0000 1 300000 O Y 0 01 8.1 0 0 0 2003.06 0 0 0 0 0 10641486 05 TN 38305-0000 1 290000 O N 24 01 9.01 0 0 0 467.1 0 0 0 0 0 10641490 05 WI 54750-0000 1 184000 O Y 0 01 8.45 E 5.73 5.28 06/01/2008 06/01/2008 07/01/2008 6 1341.9 N S 0.125 1 6 11.45 8.45 10641494 05 TX 76063-0000 1 164000 O N 0 01 9.74 0 0 0 211.18 0 0 0 0 0 10641498 05 NC 28792-0000 1 282500 O N 0 01 11.45 0 0 0 557.37 0 0 0 0 0 10641510 01 DE 19808-0000 1 152500 O N 24 01 11.25 0 0 0 296.24 0 0 0 0 0 10641514 05 GA 30540-0000 1 184000 O N 0 01 10.2 0 0 0 328.4 0 0 0 0 0 10641522 05 MO 65753-0000 1 274900 O N 24 01 7.6 E 5.58 5.13 07/01/2008 07/01/2008 08/01/2008 6 1552.8 N S 0.125 1 6 10.6 7.6 10641524 05 TX 75762-0000 1 150121 O N 0 01 9.99 0 0 0 263.23 0 0 0 0 0 10641528 05 MS 39212-0000 1 68300 O N 24 01 9.65 E 7.35 6.9 07/01/2008 07/01/2008 08/01/2008 6 579.24 N S 0.125 1 6 12.65 9.65 10641530 05 MD 20721-0000 1 530000 O N 0 01 11.55 0 0 0 1053.76 0 0 0 0 0 10641534 05 NJ 08016-0000 1 525000 O N 0 01 11.45 0 0 0 1035.81 0 0 0 0 0 10641538 03 TX 77449-0000 1 112100 O N 0 01 9.99 0 0 0 216.21 0 0 0 0 0 10641542 05 TN 37214-0000 1 162500 O Y 36 01 8.85 0 0 0 1234.73 0 0 0 0 0 10641554 05 TX 77566-0000 1 137950 O N 0 01 9.99 0 0 0 241.92 0 0 0 0 0 10641558 05 TX 77083-0000 1 162000 O N 0 01 9.99 0 0 0 284.1 0 0 0 0 0 10641562 05 TN 37769-0000 1 185000 O N 24 01 9.01 0 0 0 297.98 0 0 0 0 0 10641566 05 TN 37321-0000 1 93000 O N 24 01 9.3 0 0 0 153.7 0 0 0 0 0 10641570 01 MA 01747-0000 1 265000 O N 0 01 7.8 E 5.5 5.05 07/01/2008 07/01/2008 08/01/2008 6 1526.13 N S 0.125 1 6 10.8 7.8 10641576 01 IL 60630-0000 1 200000 O Y 12 01 8 E 5.2 4.75 09/01/2008 09/01/2008 10/01/2008 6 1112.5 N S 0.125 1 6 11 8 10641578 01 IL 60630-0000 1 200000 O N 0 01 11.4 0 0 0 393.07 0 0 0 0 0 10641588 05 OR 97603-0000 1 156000 O N 24 01 7.55 E 5.53 5.08 09/01/2008 09/01/2008 10/01/2008 6 876.9 N S 0.125 1 6 10.55 7.55 10641590 05 PA 18049-0000 1 131000 O N 0 01 10.15 0 0 0 232.84 0 0 0 0 0 10641592 05 TX 78596-0000 1 151063 O N 0 01 9.99 0 0 0 264.92 0 0 0 0 0 10641596 05 WA 98223-0000 1 282000 O N 0 01 10.15 0 0 0 501.22 0 0 0 0 0 10641598 01 IL 60653-0000 1 220000 O N 0 01 10 0 0 0 289.6 0 0 0 0 0 10641600 05 TX 79424-0000 1 158000 O N 0 01 9.99 0 0 0 277.08 0 0 0 0 0 10641602 05 NY 14011-0000 1 89835 O N 12 01 11.7 0 0 0 180.66 0 0 0 0 0 10641606 05 MI 49015-0000 1 133000 O N 24 01 8.5 E 6.2 5.75 07/01/2008 07/01/2008 08/01/2008 6 869.26 N S 0.125 1 6 11.5 8.5 10641608 05 MI 48463-0000 1 255000 O N 24 01 9.25 E 6.95 6.5 07/01/2008 07/01/2008 08/01/2008 6 1888.05 N S 0.125 1 6 12.25 9.25 10641610 05 NJ 07093-0000 2 452000 O N 0 01 11.5 0 0 0 895.23 0 0 0 0 0 10641622 05 TN 37363-0000 1 176000 O N 24 01 9.3 0 0 0 290.86 0 0 0 0 0 10641624 07 MD 21222-0000 1 163000 O N 0 01 10.35 0 0 0 294.56 0 0 0 0 0 10641626 05 TX 77611-0000 1 129500 O N 0 01 9.99 0 0 0 227.1 0 0 0 0 0 10641630 05 NY 11746-0000 1 455000 O N 12 01 11.5 0 0 0 901.17 0 0 0 0 0 10641640 05 NC 28715-0000 1 185000 O N 0 01 9.99 0 0 0 324.43 0 0 0 0 0 10641642 05 CO 80634-0000 1 226000 O N 24 01 11.25 0 0 0 329.26 0 0 0 0 0 10641644 03 PA 18301-0000 1 245000 O N 36 01 8.75 0 0 0 1777.95 0 0 0 0 0 10641650 05 IL 60478-0000 1 314000 O N 0 01 9.7 E 6 5.55 09/01/2008 09/01/2008 10/01/2008 6 2498.02 N S 0.125 1 6 12.7 9.7 10641654 05 TX 75070-0000 1 182000 O N 0 01 9.99 0 0 0 319.17 0 0 0 0 0 10641656 01 IL 60517-0000 1 169000 O N 0 01 11.4 0 0 0 332.15 0 0 0 0 0 10641662 07 TN 37923-0000 1 119900 O N 24 01 9.3 0 0 0 198.15 0 0 0 0 0 10641666 05 WA 98445-0000 1 310000 O N 0 01 9.95 0 0 0 541.81 0 0 0 0 0 10641668 05 TX 75006-0000 1 156250 O N 0 01 9.89 0 0 0 271.71 0 0 0 0 0 10641674 05 VA 23320-0000 1 180000 O Y 24 01 8.45 E 6.62 6.17 07/01/2008 07/01/2008 08/01/2008 6 948.09 N S 0.125 1 6 11.45 8.45 10641676 05 TN 38583-0000 1 78344 O N 24 01 9.3 0 0 0 129.48 0 0 0 0 0 10641686 05 IL 60511-0000 1 335000 O N 0 01 10.99 0 0 0 637.56 0 0 0 0 0 10641690 05 VA 23805-0000 1 149000 O N 24 01 7.875 E 6.045 5.595 07/01/2008 07/01/2008 08/01/2008 6 782.25 N S 0.125 1 6 10.875 7.875 10641692 05 TN 37743-0000 1 67000 O N 36 01 9.35 E 6.8 6.35 09/01/2009 09/01/2009 10/01/2009 6 441.53 N S 0.125 1 6 12.35 9.35 10641698 05 IL 60012-0000 1 255000 O N 0 01 10.85 0 0 0 225.85 0 0 0 0 0 10641702 05 NJ 08352-0000 1 137000 O N 0 01 10.35 0 0 0 247.58 0 0 0 0 0 10641704 05 NV 89815-0000 1 230000 O N 24 01 13.15 0 0 0 514.26 0 0 0 0 0 10641706 05 IL 60411-0000 1 261000 O N 0 01 8.39 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 1589.25 N S 0.125 1 6 11.39 8.39 10641710 05 TN 37122-0000 1 215000 O N 24 01 9.3 0 0 0 355.31 0 0 0 0 0 10641716 05 TN 37146-0000 1 170000 O N 24 01 9.3 0 0 0 280.95 0 0 0 0 0 10641722 05 TX 77979-0000 1 172000 O N 0 01 9.99 0 0 0 301.64 0 0 0 0 0 10641724 05 TX 75074-0000 1 146000 O N 0 01 9.99 0 0 0 256.04 0 0 0 0 0 10641726 05 IL 60544-0000 1 375000 O N 0 01 11.4 0 0 0 737.01 0 0 0 0 0 10641730 05 WI 54568-0000 1 128000 O N 24 01 11.35 0 0 0 250.59 0 0 0 0 0 10641732 05 TX 77095-0000 1 157000 O N 0 01 9.99 0 0 0 275.33 0 0 0 0 0 10641736 03 MD 21771-0000 1 569000 O N 0 01 11.45 0 0 0 1122.62 0 0 0 0 0 10641740 05 NV 89122-0000 1 240000 O N 36 01 7.35 E 5.52 5.07 07/01/2009 07/01/2009 08/01/2009 6 775.1 N S 0.125 1 6 10.35 7.35 10641742 05 MI 49829-0000 1 202000 O N 24 01 8.3 E 5.69 5.24 08/01/2008 08/01/2008 09/01/2008 6 1372.2 N S 0.125 1 6 11.3 8.3 10641746 05 FL 34448-0000 2 155000 N N 24 01 9 E 7.17 6.72 07/01/2008 07/01/2008 08/01/2008 6 997.74 N S 0.125 1 6 12 9 10641754 05 GA 31525-0000 1 204400 O N 0 01 9.99 0 0 0 358.45 0 0 0 0 0 10641756 01 MD 21201-0000 1 312000 O N 0 01 10.35 0 0 0 563.82 0 0 0 0 0 10641768 07 MD 20708-0000 1 365000 O N 0 01 11.6 0 0 0 728.49 0 0 0 0 0 10641770 05 TN 37642-0000 1 123000 O N 24 01 9.3 0 0 0 203.28 0 0 0 0 0 10641772 05 VA 24013-0000 1 123000 O N 36 01 8.35 0 0 0 758.31 0 0 0 0 0 10641778 05 MN 55430-0000 1 187000 O Y 24 01 8.7 E 6.87 6.42 07/01/2008 07/01/2008 08/01/2008 6 1399.41 N S 0.125 1 6 11.7 8.7 10641780 07 IL 60033-0000 1 180868 O N 0 01 11.5 0 0 0 358.24 0 0 0 0 0 10641798 05 VA 23093-0000 1 190000 O N 36 01 7.75 0 0 0 1017.31 0 0 0 0 0 10641804 05 TX 77044-0000 1 214985 O N 0 01 9.99 0 0 0 377 0 0 0 0 0 10642368 05 AZ 85326-0000 1 270190 O Y 24 01 7.8 E 3.25 2.8 09/01/2008 09/01/2008 10/01/2008 6 1470.58 N S 0.125 1 6 10.8 7.8 10642370 05 CA 95121-0000 1 560000 N Y 24 01 7.265 E 2.715 2.265 09/01/2008 09/01/2008 10/01/2008 6 2870.66 N S 0.125 1 6 10.265 7.265 10642372 05 CA 94502-0000 1 674000 O Y 24 01 6.9 E 2.35 1.9 09/01/2008 09/01/2008 10/01/2008 6 3311.67 N S 0.125 1 6 9.9 6.9 10642378 05 CA 95377-0000 1 625000 O Y 36 01 6.741 E 2.191 1.741 09/01/2009 09/01/2009 10/01/2009 6 3194.36 N S 0.125 1 6 9.741 6.741 10642402 05 CA 95350-0000 1 625000 O Y 24 01 7.79 E 3.24 2.79 09/01/2008 09/01/2008 10/01/2008 6 3792.18 N S 0.125 1 6 10.79 7.79 10642424 05 PA 17350-0000 1 185000 O Y 24 01 8.1 E 3.55 3.1 09/01/2008 09/01/2008 10/01/2008 6 1040.19 N S 0.125 1 6 11.1 8.1 10642450 05 CA 93704-0000 2 288000 O Y 24 01 7.39 E 2.84 2.39 09/01/2008 09/01/2008 10/01/2008 6 1497.5 N S 0.125 1 6 10.39 7.39 10642468 05 NV 89115-0000 1 282000 O Y 24 01 6.9 E 2.4 1.95 09/01/2008 09/01/2008 10/01/2008 6 1385.6 N S 0.125 1 6 9.9 6.9 10642498 05 CT 06075-0000 1 394900 O Y 24 01 7.4 E 2.9 2.45 09/01/2008 09/01/2008 10/01/2008 6 2055.67 N S 0.125 1 6 10.4 7.4 10642502 05 NC 27292-0000 1 370000 O Y 24 01 6.9 E 2.44 1.99 09/01/2008 09/01/2008 10/01/2008 6 1590.73 N S 0.125 1 6 9.9 6.9 10642510 01 CA 92646-0000 1 373000 O Y 24 01 7.29 E 2.83 2.38 09/01/2008 09/01/2008 10/01/2008 6 1917.54 N S 0.125 1 6 10.29 7.29 10642512 05 WA 99301-0000 1 170000 O Y 36 01 7.6 E 3.14 2.69 09/01/2009 09/01/2009 10/01/2009 6 905.05 N S 0.125 1 6 10.6 7.6 10713448 05 NM 88310-0000 1 283500 O N 0 01 9.1 0 0 0 2186.46 0 0 0 0 0 10713456 05 NC 28349-0000 1 96000 O N 0 01 10.075 0 0 0 797.02 0 0 0 0 0 10713470 05 CA 92139-0000 1 515000 O Y 24 01 8.34 E 6.32 5.87 08/01/2008 08/01/2008 09/01/2008 6 3341.6 N S 0.125 1 6 11.34 8.34 10713472 05 OK 73099-0000 1 141400 O N 24 01 8.25 E 6.23 5.78 08/01/2008 08/01/2008 09/01/2008 6 874.92 N S 0.125 1 6 11.25 8.25 10713474 05 DE 19720-0000 1 184000 O N 24 01 7.25 E 4.7 4.25 09/01/2008 09/01/2008 10/01/2008 6 1000.5 N S 0.125 1 6 10.25 7.25 10713478 05 LA 70817-0000 1 380000 O N 36 01 7.5 E 5.48 5.03 08/01/2009 08/01/2009 09/01/2009 6 2384.33 N S 0.125 1 6 10.5 7.5 10713480 05 TN 38116-0000 1 65000 N N 24 01 9.125 E 6.665 6.215 10/01/2008 10/01/2008 11/01/2008 6 423.09 N S 0.125 1 6 12.125 9.125 10713484 05 LA 70805-0000 1 80000 N N 36 01 9.35 E 7.33 6.88 08/01/2011 08/01/2011 09/01/2011 6 564.36 N S 0.125 1 6 12.35 9.35 10713488 05 NM 88345-0000 1 202000 O N 0 01 7.949 0 0 0 1223.11 0 0 0 0 0 10713564 05 WI 53718-0000 1 385000 O Y 0 01 7.95 E 5.34 4.89 09/01/2009 09/01/2009 10/01/2009 6 2396.27 N S 0.125 1 6 10.95 7.95 10713590 05 GA 30310-0000 1 275000 N Y 0 01 8.55 E 5.94 5.49 09/01/2008 09/01/2008 10/01/2008 6 1722.51 N S 0.125 1 6 11.55 8.55 10713602 05 IL 60622-0000 1 475000 N Y 24 01 7 E 4.4 3.95 09/01/2008 09/01/2008 10/01/2008 6 1444.21 N S 0.125 1 6 10 7 10713610 05 IL 60073-0000 1 171000 O N 12 01 7.99 0 0 0 1128.2 0 0 0 0 0 10713630 05 NJ 08050-0000 1 676000 O N 0 01 10.45 0 0 0 1115.98 0 0 0 0 0 10713634 05 AZ 85009-0000 1 177000 N N 24 01 7.7 E 5.15 4.7 09/01/2008 09/01/2008 10/01/2008 6 1072.65 N S 0.125 1 6 10.7 7.7 10713664 05 MN 55429-0000 1 406000 O N 0 01 10.2 0 0 0 724.62 0 0 0 0 0 10713678 05 PA 19475-0000 1 640000 O N 0 01 10.35 0 0 0 1156.54 0 0 0 0 0 10713680 05 NC 28752-0000 1 335000 O N 24 01 7.75 E 5.32 4.87 10/01/2008 10/01/2008 11/01/2008 6 2159.99 N S 0.125 1 6 10.75 7.75 10713704 07 MD 20785-0000 1 175000 N N 0 01 8.75 E 6.24 5.79 09/01/2008 09/01/2008 10/01/2008 6 1170.22 N S 0.125 1 6 11.75 8.75 10713724 05 NJ 07203-0000 1 320000 O Y 0 01 7.9 E 5.39 4.94 09/01/2008 09/01/2008 10/01/2008 6 1561.35 N S 0.125 1 6 10.9 7.9 10713728 05 IL 60619-0000 1 227000 O Y 12 01 7.99 E 5.16 4.71 10/01/2011 10/01/2011 11/01/2011 6 1312.73 N S 0.125 1 6 10.99 7.99 10713730 05 CA 92571-0000 1 380000 N Y 24 01 9.09 E 6.58 6.13 09/01/2008 09/01/2008 10/01/2008 6 2366.03 N S 0.125 1 6 10.09 8.09 10713744 05 NC 27012-0000 1 330000 O N 24 01 7.5 E 4.99 4.54 10/01/2008 10/01/2008 11/01/2008 6 2076.67 N S 0.125 1 6 10.5 7.5 10713754 05 NM 88201-0000 1 130000 O N 0 01 7.9 0 0 0 755.88 0 0 0 0 0 10713758 05 VT 05345-0000 1 225000 O N 0 01 9.55 E 7.12 6.67 10/01/2008 10/01/2008 11/01/2008 6 1615.12 N S 0.125 1 6 12.55 9.55 10713788 05 CA 92273-0000 1 140000 O Y 36 01 6.49 0 0 0 573.05 0 0 0 0 0 10713796 05 MI 48653-0000 1 355000 O Y 36 01 8.55 E 6.04 5.59 09/01/2009 09/01/2009 10/01/2009 6 2354.4 N S 0.125 1 6 11.55 8.55 10713828 05 FL 33179-0000 1 328500 O Y 24 01 8.4 E 5.97 5.52 10/01/2008 10/01/2008 11/01/2008 6 2144.94 N S 0.125 1 6 11.4 8.4 10713836 05 TX 76655-0000 1 162500 O N 0 01 8.225 0 0 0 974.37 0 0 0 0 0 10713838 05 IL 61427-0000 1 180000 O N 0 01 8.99 E 5.99 5.54 10/01/2008 10/01/2008 11/01/2008 6 1302.33 N S 0.125 1 6 11.99 8.99 10713848 05 MA 02777-0000 1 265000 O N 0 01 10.49 0 0 0 484.42 0 0 0 0 0 10713854 05 VA 24017-0000 1 85000 N N 24 01 9.35 E 6.8 6.35 09/01/2008 09/01/2008 10/01/2008 6 564.36 N S 0.125 1 6 12.35 9.35 10713868 05 MA 02301-0000 1 270000 N N 0 01 9.25 E 6.7 6.25 09/01/2008 09/01/2008 10/01/2008 6 1888.05 N S 0.125 1 6 12.25 9.25 10713880 05 MO 64801-0000 1 116000 O N 24 01 7.99 E 5.44 4.99 10/01/2008 10/01/2008 11/01/2008 6 794.65 N S 0.125 1 6 10.99 7.99 10713896 01 MD 21144-0000 1 345000 O Y 0 01 7.99 E 5.56 5.11 10/01/2008 10/01/2008 11/01/2008 6 2156.62 N S 0.125 1 6 10.99 7.99 10713908 05 NC 28107-0000 1 175000 O N 0 01 7.75 0 0 0 745.07 0 0 0 0 0 10713914 05 OH 44035-0000 1 151000 O N 36 01 7.85 E 5.3 4.85 10/01/2011 10/01/2011 11/01/2011 6 976.51 N S 0.125 1 6 10.85 7.85 10713922 05 NY 12540-0000 1 400000 O N 0 01 7.85 E 5.3 4.85 09/01/2008 09/01/2008 10/01/2008 6 2224.17 N S 0.125 1 6 10.85 7.85 10713926 05 GA 30052-0000 1 190000 O N 0 01 10.6 0 0 0 350.45 0 0 0 0 0 10713932 05 IL 60473-0000 1 223000 O N 0 01 7.9 0 0 0 1431.81 0 0 0 0 0 10713944 05 MI 48021-0000 1 125000 O N 0 01 10.2 0 0 0 223.1 0 0 0 0 0 10713958 05 IL 60628-0000 1 165000 O N 0 01 7.85 0 0 0 1074.16 0 0 0 0 0 10713968 01 IL 60409-0000 1 122000 O N 0 01 10.5 0 0 0 223.2 0 0 0 0 0 10713980 05 OH 44124-0000 1 265000 O N 0 01 11.6 0 0 0 528.91 0 0 0 0 0 10713984 05 AZ 85009-0000 1 175000 O N 24 01 6.3 E 3.75 3.3 09/01/2008 09/01/2008 10/01/2008 6 866.57 N S 0.125 1 6 9.3 6.3 10713992 05 ME 04401-0000 1 150000 O N 0 01 7.975 E 5.425 4.975 10/01/2008 10/01/2008 11/01/2008 6 878.43 N S 0.125 1 6 10.975 7.975 10713998 05 WI 54494-0000 1 62000 O Y 0 01 9.3 E 6.75 6.3 10/01/2008 10/01/2008 11/01/2008 6 418.72 N S 0.125 1 6 12.3 9.3 10714008 05 MD 21822-0000 1 157500 O N 0 01 8.7 E 6.15 5.7 10/01/2008 10/01/2008 11/01/2008 6 1106.57 N S 0.125 1 6 11.7 8.7 10714014 05 NC 28655-0000 1 610000 O N 36 01 9.99 E 7.44 6.99 09/01/2009 09/01/2009 10/01/2009 6 4962.88 N S 0.125 1 6 12.99 9.99 10714016 05 NJ 08021-0000 1 175000 O N 0 01 7.45 0 0 0 1064.57 0 0 0 0 0 10714038 05 IN 46011-0000 1 118000 O N 24 01 8.6 E 6.16 5.71 11/01/2008 11/01/2008 12/01/2008 6 824.13 N S 0.125 1 6 11.6 8.6 10714048 07 PA 18042-0000 1 140000 O N 36 01 8.35 0 0 0 955.47 0 0 0 0 0 10714050 05 NC 27604-0000 1 162500 O N 0 01 9.7 E 7.2 6.75 10/01/2008 10/01/2008 11/01/2008 6 1251.15 N S 0.125 1 6 12.7 9.7 10714062 05 IL 60426-0000 1 170000 N N 0 01 7.5 E 5.06 4.61 10/01/2008 10/01/2008 11/01/2008 6 943.94 N S 0.125 1 6 10.5 7.5 10714084 05 UT 84043-0000 1 202000 O N 36 01 7.8 E 5.3 4.85 10/01/2011 10/01/2011 11/01/2011 6 1163.32 N S 0.125 1 6 10.8 7.8 10714088 05 IL 60438-0000 1 193000 O N 0 01 11.5 0 0 0 210.24 0 0 0 0 0 10714090 05 IL 60438-0000 1 232000 O Y 0 01 8.99 E 5.85 5.4 10/01/2008 10/01/2008 11/01/2008 6 1609 N S 0.125 1 6 11.99 8.99 10714092 05 IA 50322-0000 1 165000 O N 0 01 10.35 0 0 0 298.17 0 0 0 0 0 10714106 05 TN 38127-0000 1 127000 O N 36 01 8.35 0 0 0 811.39 0 0 0 0 0 10714118 07 CA 92821-0000 1 486000 O N 36 01 7.29 E 4.79 4.34 09/01/2011 09/01/2011 10/01/2011 6 2600.1 N S 0.125 1 6 10.29 7.29 10714122 05 AZ 85016-0000 1 230000 N N 24 01 8 E 5.5 5.05 10/01/2008 10/01/2008 11/01/2008 6 1434.51 N S 0.125 1 6 11 8 10714124 05 IL 60419-0000 1 151000 O N 0 01 7.8 E 4.85 4.4 10/01/2008 10/01/2008 11/01/2008 6 869.61 N S 0.125 1 6 10.8 7.8 10714150 05 MO 63137-0000 1 80000 N N 24 01 9.9 E 7.4 6.95 10/01/2008 10/01/2008 11/01/2008 6 556.93 N S 0.125 1 6 12.9 9.9 10714162 05 TN 38116-0000 1 125000 O N 36 01 6.7 0 0 0 771.88 0 0 0 0 0 10714178 05 AZ 85008-0000 1 212000 N Y 36 01 8.45 0 0 0 1314.19 0 0 0 0 0 10714188 05 PA 17013-0000 1 370000 O N 0 01 10.25 0 0 0 663.12 0 0 0 0 0 10714218 05 AZ 85364-0000 1 510000 O N 24 01 8.49 E 5.99 5.54 09/01/2008 09/01/2008 10/01/2008 6 3526.07 N S 0.125 1 6 11.49 8.49 10714220 05 TX 78586-0000 1 110000 O Y 0 01 8.145 E 5.705 5.255 10/01/2008 10/01/2008 11/01/2008 6 706.22 N S 0.125 1 6 11.145 8.145 10714228 01 MI 48093-0000 1 167500 O Y 24 01 8.8 E 6.3 5.85 09/01/2008 09/01/2008 10/01/2008 6 1202.99 N S 0.125 1 6 11.8 8.8 10714230 05 WA 98387-0000 1 260000 O N 24 01 7.9 E 5.4 4.95 10/01/2008 10/01/2008 11/01/2008 6 1540.5 N S 0.125 1 6 10.9 7.9 10714272 05 NJ 07502-0000 1 380000 O N 0 01 8.2 E 5.7 5.25 10/01/2008 10/01/2008 11/01/2008 6 2415.25 N S 0.125 1 6 11.2 8.2 10714278 05 WA 99206-0000 1 315000 O N 36 01 6.95 E 4.45 4 10/01/2011 10/01/2011 11/01/2011 6 1876.63 N S 0.125 1 6 9.95 6.95 10714300 05 CA 92404-0000 1 335000 O Y 36 01 6.84 E 4.34 3.89 10/01/2011 10/01/2011 11/01/2011 6 1219.69 N S 0.125 1 6 9.84 6.84 10714316 05 FL 32225-0000 1 400000 O Y 24 01 8.1 E 5.6 5.15 10/01/2008 10/01/2008 11/01/2008 6 2530.18 N S 0.125 1 6 11.1 8.1 10714326 01 NC 28036-0000 1 183000 N Y 0 01 8.25 0 0 0 903.5 0 0 0 0 0 10714342 05 CA 93274-0000 1 230000 O N 24 01 8.19 E 5.69 5.24 10/01/2008 10/01/2008 11/01/2008 6 1546.4 N S 0.125 1 6 11.19 8.19 10714350 01 CA 91786-0000 1 296000 O Y 36 01 7.99 E 5.53 5.08 10/01/2011 10/01/2011 11/01/2011 6 1644.73 N S 0.125 1 6 10.99 7.99 10714358 01 CA 92154-0000 1 367000 O N 36 01 6.04 E 3.54 3.09 09/01/2011 09/01/2011 10/01/2011 6 1662.51 N S 0.125 1 6 9.04 6.04 10714364 05 VA 23451-0000 1 1600000 O N 36 01 7.75 E 5.29 4.84 09/01/2011 09/01/2011 10/01/2011 6 9170.08 N S 0.125 1 6 10.75 7.75 10714410 05 NJ 08302-0000 1 370000 O N 0 01 7.45 E 4.99 4.54 10/01/2011 10/01/2011 11/01/2011 6 2240.46 N S 0.125 1 6 10.45 7.45 10714412 01 NV 89123-0000 1 210000 O Y 24 01 8.3 E 5.84 5.39 10/01/2008 10/01/2008 11/01/2008 6 1251.34 N S 0.125 1 6 11.3 8.3 10714438 05 MO 63135-0000 1 155000 O N 36 01 8.05 0 0 0 914.2 0 0 0 0 0 10714444 05 IL 60478-0000 1 165000 O Y 0 01 9.5 0 0 0 1202.95 0 0 0 0 0 10714446 05 PA 18610-0000 1 240000 O Y 24 01 7.99 E 5.53 5.08 10/01/2008 10/01/2008 11/01/2008 6 1500.26 N S 0.125 1 6 10.99 7.99 10714454 05 TN 37404-0000 1 175000 O N 36 01 8.45 E 5.99 5.54 10/01/2011 10/01/2011 11/01/2011 6 1205.47 N S 0.125 1 6 11.45 8.45 10714478 05 ME 04963-0000 1 155000 O N 0 01 7.99 E 5.53 5.08 10/01/2011 10/01/2011 11/01/2011 6 989.65 N S 0.125 1 6 10.99 7.99 10714494 05 WI 53545-0000 1 135500 O N 0 01 8.25 E 5.79 5.34 10/01/2008 10/01/2008 11/01/2008 6 861.71 N S 0.125 1 6 11.25 8.25 10714498 05 CA 91355-0000 1 570000 O N 36 01 6.19 E 3.73 3.28 10/01/2011 10/01/2011 11/01/2011 6 2455.37 N S 0.125 1 6 9.19 6.19 10714508 05 IL 61615-0000 1 152000 O N 0 01 12.65 0 0 0 327.99 0 0 0 0 0 10714524 05 ME 04106-0000 1 328000 O N 0 01 8.2 E 5.74 5.29 10/01/2008 10/01/2008 11/01/2008 6 2207.38 N S 0.125 1 6 11.2 8.2 10714526 02 MD 21215-0000 1 134000 O N 0 01 8.35 0 0 0 606.65 0 0 0 0 0 10714528 05 CA 92584-0000 1 378000 O N 36 01 6.49 0 0 0 1837.41 0 0 0 0 0 10714532 05 DE 19709-0000 1 605000 O Y 24 01 8.85 E 6.39 5.94 10/01/2008 10/01/2008 11/01/2008 6 4367.15 N S 0.125 1 6 11.85 8.85 10714538 05 CA 91911-0000 1 380000 O Y 36 01 8.115 E 5.655 5.205 10/01/2009 10/01/2009 11/01/2009 6 2407.53 N S 0.125 1 6 11.115 8.115 10714566 03 MO 63303-0000 1 255000 O N 0 01 10.2 0 0 0 498.94 0 0 0 0 0 10714572 05 NY 10990-0000 1 325000 O Y 0 01 8.45 E 6.01 5.56 10/01/2011 10/01/2011 11/01/2011 6 1458.59 N S 0.125 1 6 11.45 8.45 10714580 05 OR 97218-0000 1 225000 O Y 24 01 7.5 E 5.06 4.61 10/01/2008 10/01/2008 11/01/2008 6 1184.53 N S 0.125 1 6 10.5 7.5 10714588 05 CA 92114-0000 1 350000 O Y 24 01 6.44 E 3.98 3.53 10/01/2008 10/01/2008 11/01/2008 6 871.79 N S 0.125 1 6 9.44 6.44 10714590 07 PA 19120-0000 1 136000 O N 36 01 8.4 0 0 0 777.08 0 0 0 0 0 10714614 01 NJ 08902-0000 1 255000 O N 0 01 7.975 E 5.515 5.065 10/01/2011 10/01/2011 11/01/2011 6 1207.84 N S 0.125 1 6 10.975 7.975 10714626 05 FL 32259-0000 1 353000 O N 36 01 8.625 0 0 0 2608.32 0 0 0 0 0 10714628 05 NV 89511-0000 1 445000 O Y 24 01 8.7 E 6.24 5.79 10/01/2008 10/01/2008 11/01/2008 6 3055.5 N S 0.125 1 6 11.7 8.7 10714634 05 UT 84047-0000 1 177000 O N 0 01 11.4 0 0 0 343.94 0 0 0 0 0 10714652 05 MD 21040-0000 1 280000 O N 0 01 7.75 E 5.29 4.84 10/01/2008 10/01/2008 11/01/2008 6 1446.67 N S 0.125 1 6 10.75 7.75 10714654 05 CA 92376-0000 1 368000 O Y 24 01 7.49 E 5.03 4.58 10/01/2008 10/01/2008 11/01/2008 6 2177.09 N S 0.125 1 6 10.49 7.49 10714662 05 CA 90032-0000 1 540000 O Y 24 01 8.19 E 5.73 5.28 10/01/2008 10/01/2008 11/01/2008 6 3448.7 N S 0.125 1 6 11.19 8.19 10714666 05 IN 46835-0000 1 85000 O N 12 01 8.75 E 6.31 5.86 11/01/2008 11/01/2008 12/01/2008 6 601.83 N S 0.125 1 6 11.75 8.75 10714692 05 GA 30213-0000 1 138000 N N 0 01 7.9 0 0 0 836.56 0 0 0 0 0 10714696 05 MD 21104-0000 1 700000 O N 0 01 9.25 E 6.79 6.34 10/01/2008 10/01/2008 11/01/2008 6 4894.92 N S 0.125 1 6 12.25 9.25 10714698 05 VA 23112-0000 1 184000 O Y 24 01 8.2 E 5.74 5.29 10/01/2008 10/01/2008 11/01/2008 6 1176.37 N S 0.125 1 6 11.2 8.2 10714702 05 MS 39465-0000 1 160000 O N 36 01 8.35 E 5.89 5.44 10/01/2011 10/01/2011 11/01/2011 6 1152.63 N S 0.125 1 6 11.35 8.35 10714720 05 AZ 85029-0000 1 230000 O N 24 01 6.35 E 3.89 3.44 10/01/2008 10/01/2008 11/01/2008 6 1001.8 N S 0.125 1 6 9.35 6.35 10714728 07 MD 21222-0000 1 175000 N N 0 01 8.95 E 6.49 6.04 10/01/2008 10/01/2008 11/01/2008 6 952.83 N S 0.125 1 6 11.95 8.95 10714730 05 CO 80227-0000 1 305000 O Y 36 01 7.4 E 4.94 4.49 10/01/2011 10/01/2011 11/01/2011 6 1488.46 N S 0.125 1 6 10.4 7.4 10714732 05 GA 30034-0000 1 160000 O N 0 01 10.35 0 0 0 289.14 0 0 0 0 0 10714744 05 WA 98632-0000 1 173000 O Y 36 01 7.49 E 5.03 4.58 10/01/2011 10/01/2011 11/01/2011 6 966.61 N S 0.125 1 6 10.49 7.49 10714748 05 NV 89030-0000 1 230000 N Y 36 01 7.6 E 5.14 4.69 10/01/2011 10/01/2011 11/01/2011 6 994.89 N S 0.125 1 6 10.6 7.6 10714750 03 AL 35244-0000 1 160000 O N 24 01 8.5 E 6.04 5.59 10/01/2008 10/01/2008 11/01/2008 6 1107.24 N S 0.125 1 6 11.5 8.5 10714754 05 MS 39648-0000 1 125000 O N 24 01 8.6 E 6.14 5.69 10/01/2008 10/01/2008 11/01/2008 6 921.52 N S 0.125 1 6 11.6 8.6 10714762 05 NC 27591-0000 1 152000 O N 0 01 8.15 0 0 0 1018.14 0 0 0 0 0 10714772 05 GA 30310-0000 1 167000 N N 0 01 8.8 E 6.34 5.89 10/01/2008 10/01/2008 11/01/2008 6 1121.8 N S 0.125 1 6 11.8 8.8 10714780 05 IA 50613-0000 1 192000 N N 0 01 9 E 6.54 6.09 10/01/2008 10/01/2008 11/01/2008 6 1313.15 N S 0.125 1 6 12 9 10714798 05 MO 63136-0000 1 100000 O Y 24 01 7.5 E 5.04 4.59 10/01/2008 10/01/2008 11/01/2008 6 592.27 N S 0.125 1 6 10.5 7.5 10714802 05 MD 20619-0000 1 266000 O N 0 01 8.7 E 6.24 5.79 10/01/2008 10/01/2008 11/01/2008 6 1874.82 N S 0.125 1 6 11.7 8.7 10714806 05 VA 23608-0000 1 264000 O N 36 01 7.55 0 0 0 1299.89 0 0 0 0 0 10714826 05 NC 28311-0000 1 104000 N N 24 01 9.65 E 7.19 6.74 10/01/2008 10/01/2008 11/01/2008 6 753.01 N S 0.125 1 6 12.65 9.65 10714832 05 NC 27577-0000 1 162000 O N 0 01 8.55 0 0 0 1063.68 0 0 0 0 0 10714838 05 IL 60441-0000 1 190000 O N 0 01 8.05 E 5.14 4.69 10/01/2008 10/01/2008 11/01/2008 6 1120.63 N S 0.125 1 6 11.05 8.05 10714848 05 ME 04092-0000 1 215000 O N 0 01 8.6 E 6.14 5.69 10/01/2008 10/01/2008 11/01/2008 6 1501.59 N S 0.125 1 6 11.6 8.6 10714850 05 IL 60707-0000 1 310000 O N 0 01 7.75 E 4.84 4.39 10/01/2008 10/01/2008 11/01/2008 6 1611.93 N S 0.125 1 6 10.75 7.75 10714866 05 CT 06374-0000 1 240000 O N 24 01 10.25 0 0 0 430.13 0 0 0 0 0 10714920 05 FL 32209-0000 1 115300 N N 36 01 8.1 0 0 0 592.6 0 0 0 0 0 10714922 05 MD 20740-0000 1 430000 O Y 0 01 8.6 E 6.14 5.69 10/01/2008 10/01/2008 11/01/2008 6 2829.52 N S 0.125 1 6 11.6 8.6 10714934 05 FL 32063-0000 1 115000 O Y 24 01 8.15 E 5.69 5.24 10/01/2008 10/01/2008 11/01/2008 6 706.6 N S 0.125 1 6 11.15 8.15 10714958 05 AZ 85248-0000 1 280000 O N 24 01 10.25 0 0 0 501.82 0 0 0 0 0 10714962 05 MA 01001-0000 1 170000 O N 0 01 8.1 0 0 0 1007.42 0 0 0 0 0 10714968 05 VA 23434-0000 1 326000 O N 36 01 8.5 E 6.04 5.59 10/01/2009 10/01/2009 11/01/2009 6 2110.13 N S 0.125 1 6 11.5 8.5 10714976 05 AL 35126-0000 1 175000 O N 36 01 7.4 E 4.94 4.49 10/01/2011 10/01/2011 11/01/2011 6 969.34 N S 0.125 1 6 10.4 7.4 10714980 05 MD 20637-0000 1 670000 O N 0 01 7.5 E 5.04 4.59 10/01/2008 10/01/2008 11/01/2008 6 3513.56 N S 0.125 1 6 10.5 7.5 10714988 05 CA 92563-0000 1 560000 O Y 24 01 7.99 E 5.53 5.08 10/01/2008 10/01/2008 11/01/2008 6 2917.16 N S 0.125 1 6 10.99 7.99 10715002 05 FL 33405-0000 1 280000 O N 36 01 7.2 0 0 0 997.82 0 0 0 0 0 10715008 05 IL 61603-0000 1 75000 N N 0 01 9.35 E 6.47 6.02 10/01/2008 10/01/2008 11/01/2008 6 529.09 N S 0.125 1 6 12.35 9.35 10715016 05 GA 30274-0000 1 120000 N N 0 01 7.6 E 5.17 4.72 10/01/2008 10/01/2008 11/01/2008 6 720.2 N S 0.125 1 6 10.6 7.6 10715020 05 IN 46514-0000 1 108000 O N 36 01 8.4 0 0 0 781.65 0 0 0 0 0 10715022 05 NY 11234-0000 1 430000 O N 0 01 7.85 E 5.42 4.97 10/01/2008 10/01/2008 11/01/2008 6 2799.31 N S 0.125 1 6 10.85 7.85 10715024 03 VA 22401-0000 1 580000 O N 36 01 6.825 E 4.395 3.945 10/01/2011 10/01/2011 11/01/2011 6 1990.63 N S 0.125 1 6 9.825 6.825 10715026 05 PA 18603-0000 1 146100 O N 36 01 8.29 E 5.86 5.41 10/01/2009 10/01/2009 11/01/2009 6 1046.63 N S 0.125 1 6 11.29 8.29 10715032 05 IL 60428-0000 1 125000 O N 0 01 7.8 E 4.92 4.47 10/01/2008 10/01/2008 11/01/2008 6 809.86 N S 0.125 1 6 10.8 7.8 10715034 05 ME 04103-0000 1 214000 O N 0 01 10.45 0 0 0 389.91 0 0 0 0 0 10715040 01 IL 60559-0000 1 160000 N N 0 01 8.15 E 5.72 5.27 10/01/2008 10/01/2008 11/01/2008 6 1012.18 N S 0.125 1 6 11.15 8.15 10715052 05 MS 39564-0000 1 90000 O N 36 01 8.05 0 0 0 597.18 0 0 0 0 0 10715070 07 DE 19702-0000 1 106000 N N 12 01 9.25 E 6.82 6.37 10/01/2008 10/01/2008 11/01/2008 6 741.24 N S 0.125 1 6 12.25 9.25 10715086 05 FL 32643-0000 1 174000 O N 24 01 11.6 0 0 0 347.28 0 0 0 0 0 10715090 05 AZ 85020-0000 1 357000 O N 24 01 8.15 0 0 0 2391.27 0 0 0 0 0 10715092 05 VA 23661-0000 1 200000 O N 36 01 7.99 0 0 0 1319.53 0 0 0 0 0 10715098 05 AZ 85224-0000 1 230000 O Y 36 01 8.7 E 6.27 5.82 10/01/2009 10/01/2009 11/01/2009 6 1635.14 N S 0.125 1 6 11.7 8.7 10715104 05 IL 60126-0000 1 285000 O N 0 01 8.6 E 6 5.55 10/01/2008 10/01/2008 11/01/2008 6 1857 N S 0.125 1 6 11.6 8.6 10715106 05 AL 35005-0000 1 250000 O N 24 01 9.45 E 7.02 6.57 10/01/2008 10/01/2008 11/01/2008 6 1883.72 N S 0.125 1 6 12.45 9.45 10715112 05 AZ 85009-0000 1 175000 O N 24 01 6.35 E 3.92 3.47 10/01/2008 10/01/2008 11/01/2008 6 765.35 N S 0.125 1 6 9.35 6.35 10715124 07 MD 21213-0000 1 90000 N N 0 01 8.7 E 6.27 5.82 10/01/2008 10/01/2008 11/01/2008 6 563.86 N S 0.125 1 6 11.7 8.7 10715148 05 OH 43011-0000 1 132000 N N 24 01 9.2 E 6.77 6.32 10/01/2008 10/01/2008 11/01/2008 6 835.44 N S 0.125 1 6 12.2 9.2 10715152 05 MD 21403-0000 1 446000 O N 0 01 8.25 E 5.82 5.37 10/01/2008 10/01/2008 11/01/2008 6 2848.06 N S 0.125 1 6 11.25 8.25 10715160 05 MD 21206-0000 1 255000 N Y 0 01 7.75 E 5.32 4.87 10/01/2008 10/01/2008 11/01/2008 6 1466.58 N S 0.125 1 6 10.75 7.75 10715174 05 IL 60085-0000 1 255000 O Y 0 01 8.79 E 5.91 5.46 10/01/2008 10/01/2008 11/01/2008 6 1733.27 N S 0.125 1 6 11.79 8.79 10715210 03 AZ 85303-0000 1 270000 N Y 24 01 8.2 E 5.77 5.32 10/01/2008 10/01/2008 11/01/2008 6 1630.29 N S 0.125 1 6 11.2 8.2 10715238 05 MD 21207-0000 1 288000 O N 0 01 7.85 E 5.42 4.97 11/01/2008 11/01/2008 12/01/2008 6 1641.98 N S 0.125 1 6 10.85 7.85 10715242 05 CA 94546-0000 1 770000 O N 36 01 6.25 E 3.82 3.37 10/01/2011 10/01/2011 11/01/2011 6 2864.59 N S 0.125 1 6 9.25 6.25 10715278 05 WA 98032-0000 1 235000 O N 36 01 8.25 E 5.82 5.37 10/01/2011 10/01/2011 11/01/2011 6 1454.07 N S 0.125 1 6 11.25 8.25 10715294 01 IL 60187-0000 1 145000 O N 36 01 6.85 E 4.62 4.17 10/01/2011 10/01/2011 11/01/2011 6 702.13 N S 0.125 1 6 9.85 6.85 10715306 05 MI 48238-0000 1 88000 O N 36 01 8.15 0 0 0 622.2 0 0 0 0 0 10715328 01 MD 21236-0000 1 230000 O Y 0 01 8.99 0 0 0 1683.75 0 0 0 0 0 10715330 05 NV 89169-0000 1 305000 O N 36 01 7.58 E 5.15 4.7 10/01/2011 10/01/2011 11/01/2011 6 1541.27 N S 0.125 1 6 10.58 7.58 10715350 05 MI 48066-0000 1 140000 O N 36 01 9.55 0 0 0 1064.08 0 0 0 0 0 10715362 05 PA 16801-0000 1 190000 O N 36 01 7.8 0 0 0 1230.98 0 0 0 0 0 10715374 05 NH 03223-0000 1 205000 O Y 36 01 7.85 E 5.42 4.97 10/01/2011 10/01/2011 11/01/2011 6 858.53 N S 0.125 1 6 10.85 7.85 10715378 07 FL 33323-0000 1 305000 O Y 36 01 7 E 4.57 4.12 10/01/2011 10/01/2011 11/01/2011 6 1590.87 N S 0.125 1 6 10 7 10715388 05 CA 91789-0000 1 600000 N Y 36 01 7.5 E 5.07 4.62 10/01/2011 10/01/2011 11/01/2011 6 1842.6 N S 0.125 1 6 10.5 7.5 10715432 05 WA 99217-0000 1 158000 O N 36 01 7.65 E 5.22 4.77 10/01/2011 10/01/2011 11/01/2011 6 906.53 N S 0.125 1 6 10.65 7.65 10715434 05 TN 37055-0000 1 146000 O N 36 01 7.49 0 0 0 861.87 0 0 0 0 0 10715440 05 VA 23464-0000 1 353300 O Y 24 01 9.19 E 6.75 6.3 11/01/2008 11/01/2008 12/01/2008 6 2624.8 N S 0.125 1 6 12.19 9.19 10715456 05 VA 23112-0000 1 171000 O Y 24 01 8.69 E 6.26 5.81 10/01/2008 10/01/2008 11/01/2008 6 1214.45 N S 0.125 1 6 11.69 8.69 10715460 05 AZ 85222-0000 1 156000 O N 36 01 6.915 E 4.485 4.035 10/01/2011 10/01/2011 11/01/2011 6 584.32 N S 0.125 1 6 9.915 6.915 10715476 05 CO 80922-0000 1 283000 O N 0 01 11.92 0 0 0 578.72 0 0 0 0 0 10715500 05 FL 34951-0000 1 365000 O N 24 01 11.4 0 0 0 717.35 0 0 0 0 0 10715536 05 NV 89121-0000 1 255000 N Y 36 01 7.5 E 5.07 4.62 10/01/2011 10/01/2011 11/01/2011 6 881.82 N S 0.125 1 6 10.5 7.5 10715544 05 GA 30034-0000 1 154000 O N 0 01 9.35 0 0 0 1150.29 0 0 0 0 0 10715554 05 FL 33603-0000 1 224000 O N 36 01 7.85 E 5.42 4.97 10/01/2011 10/01/2011 11/01/2011 6 1458.25 N S 0.125 1 6 10.85 7.85 10715560 01 MD 21061-0000 1 182000 O Y 0 01 7.65 0 0 0 856.56 0 0 0 0 0 10715566 01 CA 92103-0000 1 730000 O Y 12 01 8.59 E 6.16 5.71 11/01/2008 11/01/2008 12/01/2008 6 4809.67 N S 0.125 1 6 11.59 8.59 10715568 05 UT 84037-0000 1 230000 N N 24 01 7.99 E 5.56 5.11 10/01/2008 10/01/2008 11/01/2008 6 1348.85 N S 0.125 1 6 10.99 7.99 10715578 05 CA 90242-0000 1 565000 O Y 36 01 6.54 E 4.11 3.66 10/01/2011 10/01/2011 11/01/2011 6 2825.36 N S 0.125 1 6 9.54 6.54 10715586 05 MT 59718-0000 1 269000 O N 0 01 9.7 E 7.27 6.82 10/01/2008 10/01/2008 11/01/2008 6 2071.13 N S 0.125 1 6 12.7 9.7 10715590 05 IN 46368-0000 1 212000 O N 0 01 10.25 0 0 0 379.95 0 0 0 0 0 10715622 05 GA 30204-0000 1 110000 O N 0 01 8.55 0 0 0 1032.12 0 0 0 0 0 10715638 07 MD 20616-0000 1 285000 O N 0 01 8.025 E 5.595 5.145 10/01/2008 10/01/2008 11/01/2008 6 1882.91 N S 0.125 1 6 11.025 8.025 10715670 07 MD 21122-0000 1 332500 O Y 0 01 8.8 E 6.37 5.92 10/01/2008 10/01/2008 11/01/2008 6 2192.4 N S 0.125 1 6 11.8 8.8 10715690 05 NV 89015-0000 1 239000 O Y 36 01 6.3 0 0 0 656.96 0 0 0 0 0 10715694 05 VA 23464-0000 1 234000 O N 36 01 7.2 0 0 0 1384.19 0 0 0 0 0 10715696 05 NM 87107-0000 1 228000 O Y 0 01 8.55 0 0 0 1596.13 0 0 0 0 0 10715704 05 CA 95966-0000 1 182500 O N 12 01 7.44 E 5.01 4.56 10/01/2011 10/01/2011 11/01/2011 6 1141.72 N S 0.125 1 6 10.44 7.44 10715720 05 CA 92555-0000 1 520000 O N 36 01 7.45 E 5.02 4.57 10/01/2011 10/01/2011 11/01/2011 6 2905.5 N S 0.125 1 6 10.45 7.45 10715766 05 SC 29928-0000 1 450000 O Y 12 01 7.7 E 5.27 4.82 10/01/2008 10/01/2008 11/01/2008 6 1917.77 N S 0.125 1 6 10.7 7.7 10715784 05 OH 44844-0000 1 180000 O N 36 01 8.15 E 5.72 5.27 11/01/2011 11/01/2011 12/01/2011 6 1004.74 N S 0.125 1 6 11.15 8.15 10715804 05 TN 37748-0000 1 175000 O N 36 01 8.2 0 0 0 1177.72 0 0 0 0 0 10715816 05 MI 48336-0000 1 222000 O N 0 01 11.5 0 0 0 439.69 0 0 0 0 0 10715840 05 SC 29715-0000 1 142000 O Y 0 01 8.99 E 6.56 6.11 10/01/2008 10/01/2008 11/01/2008 6 1039.53 N S 0.125 1 6 11.99 8.99 10715850 05 GA 30297-0000 1 116000 O N 0 01 11.5 0 0 0 229.75 0 0 0 0 0 10715866 05 MD 20747-0000 1 320000 O Y 0 01 8.85 E 6.42 5.97 10/01/2008 10/01/2008 11/01/2008 6 2066.75 N S 0.125 1 6 11.85 8.85 10715874 05 ME 04270-0000 1 150000 O N 0 01 9.2 E 6.77 6.32 11/01/2008 11/01/2008 12/01/2008 6 1064.78 N S 0.125 1 6 12.2 9.2 10715876 05 PA 19606-0000 1 307000 O N 0 01 10.25 0 0 0 550.21 0 0 0 0 0 10715884 05 NM 87105-0000 1 165000 O N 0 01 8.65 E 6.22 5.77 11/01/2008 11/01/2008 12/01/2008 6 1157.67 N S 0.125 1 6 11.65 8.65 10715894 05 CO 80513-0000 1 275000 O N 0 01 11.6 0 0 0 548.87 0 0 0 0 0 10715936 05 IL 60409-0000 1 187000 O N 24 01 7.95 E 5.72 5.27 10/01/2008 10/01/2008 11/01/2008 6 1176.94 N S 0.125 1 6 10.95 7.95 10715940 05 PA 17601-0000 1 210000 O N 24 01 8.5 E 6.07 5.62 10/01/2008 10/01/2008 11/01/2008 6 1533.99 N S 0.125 1 6 11.5 8.5 10715946 05 NH 03038-0000 1 354000 O N 0 01 8.5 E 6.07 5.62 11/01/2008 11/01/2008 12/01/2008 6 2037.63 N S 0.125 1 6 11.5 8.5 10715956 05 TX 78028-0000 1 72000 N N 0 01 9.4 E 6.97 6.52 10/01/2011 10/01/2011 11/01/2011 6 480.14 N S 0.125 1 6 12.4 9.4 10715958 05 IL 60185-0000 1 238000 O Y 0 01 8.85 E 5.6 5.15 10/01/2008 10/01/2008 11/01/2008 6 1519.67 N S 0.125 1 6 11.85 8.85 10715962 05 AZ 85335-0000 1 232000 O N 0 01 7.95 0 0 0 1329.12 0 0 0 0 0 10715966 05 IL 60181-0000 1 370000 O Y 0 01 8.99 E 6 5.55 10/01/2008 10/01/2008 11/01/2008 6 2566.08 N S 0.125 1 6 11.99 8.99 10715972 05 VA 22553-0000 1 307000 O N 24 01 6.75 E 4.32 3.87 10/01/2008 10/01/2008 11/01/2008 6 1365.3 N S 0.125 1 6 9.75 6.75 10715998 05 PA 19464-0000 1 220000 O N 36 01 8 0 0 0 1452.86 0 0 0 0 0 10716010 05 TN 38016-0000 1 168000 N Y 36 01 8.65 0 0 0 1125.73 0 0 0 0 0 10716022 05 MO 63136-0000 1 134000 O N 24 01 8.5 E 6.07 5.62 11/01/2008 11/01/2008 12/01/2008 6 850 N S 0.125 1 6 11.5 8.5 10716026 05 MD 20601-0000 1 330000 O N 0 01 10.35 0 0 0 596.34 0 0 0 0 0 10716028 05 CA 95388-0000 1 267000 N Y 36 01 8.25 E 5.82 5.37 10/01/2009 10/01/2009 11/01/2009 6 1535.4 N S 0.125 1 6 11.25 8.25 10716042 05 NJ 08753-0000 1 300000 N Y 0 01 9.25 E 6.82 6.37 10/01/2008 10/01/2008 11/01/2008 6 2016.19 N S 0.125 1 6 12.25 9.25 10716066 01 IL 60302-0000 1 245000 O N 0 01 7.85 E 5.42 4.97 11/01/2008 11/01/2008 12/01/2008 6 1591.34 N S 0.125 1 6 10.85 7.85 10716072 05 IL 60803-0000 1 210000 O N 0 01 10.4 0 0 0 381.06 0 0 0 0 0 10716080 05 NC 27534-0000 1 149000 O N 0 01 8.55 0 0 0 1035.87 0 0 0 0 0 10716092 05 MD 20746-0000 1 215000 O N 0 01 8.75 E 6.32 5.87 10/01/2008 10/01/2008 11/01/2008 6 1437.7 N S 0.125 1 6 11.75 8.75 10716096 01 MD 20770-0000 1 212500 N Y 0 01 7.85 E 5.42 4.97 10/01/2008 10/01/2008 11/01/2008 6 1162.94 N S 0.125 1 6 10.85 7.85 10716106 05 NJ 08742-0000 1 480000 O N 0 01 8.45 E 6.01 5.56 10/01/2011 10/01/2011 11/01/2011 6 3122.73 N S 0.125 1 6 11.45 8.45 10716112 05 AZ 86303-0000 1 770000 O N 36 01 6.4 E 3.97 3.52 10/01/2011 10/01/2011 11/01/2011 6 2133.34 N S 0.125 1 6 9.4 6.4 10716114 05 CA 92583-0000 1 450000 O N 24 01 7.29 E 4.86 4.41 10/01/2008 10/01/2008 11/01/2008 6 2773.82 N S 0.125 1 6 10.29 7.29 10716124 05 CA 95307-0000 1 420000 O N 24 01 10.99 0 0 0 799.32 0 0 0 0 0 10716126 05 IL 60438-0000 1 190000 O N 0 01 11.55 0 0 0 377.77 0 0 0 0 0 10716134 05 TN 37013-0000 1 147000 N Y 36 01 8.8 0 0 0 1055.76 0 0 0 0 0 10716156 05 OH 45619-0000 1 163000 O N 36 01 8.99 0 0 0 1179.33 0 0 0 0 0 10716162 05 IL 60110-0000 1 200000 O Y 0 01 9.6 E 5.6 5.15 10/01/2008 10/01/2008 11/01/2008 6 1472.13 N S 0.125 1 6 12.6 9.6 10716166 07 MD 21122-0000 1 290000 O Y 0 01 8.5 E 6.06 5.61 10/01/2008 10/01/2008 11/01/2008 6 1950.04 N S 0.125 1 6 11.5 8.5 10716168 05 CA 94531-0000 1 630000 O N 36 01 6.49 0 0 0 2784.53 0 0 0 0 0 10716186 05 VA 23117-0000 1 235000 O N 24 01 7.25 E 4.81 4.36 11/01/2008 11/01/2008 12/01/2008 6 1129.8 N S 0.125 1 6 10.25 7.25 10716206 05 NJ 08081-0000 1 158500 O N 0 01 12.75 0 0 0 344.49 0 0 0 0 0 10716224 05 VA 23453-0000 1 385000 O Y 36 01 6.95 E 4.51 4.06 10/01/2011 10/01/2011 11/01/2011 6 1661.89 N S 0.125 1 6 9.95 6.95 10716270 05 PA 17602-0000 1 175000 O N 0 01 10.35 0 0 0 316.25 0 0 0 0 0 10716300 05 WI 53597-0000 1 430000 O N 0 01 11.35 0 0 0 841.83 0 0 0 0 0 10716304 03 MD 21234-0000 1 305000 O N 0 01 8.1 E 5.66 5.21 11/01/2008 11/01/2008 12/01/2008 6 1807.43 N S 0.125 1 6 11.1 8.1 10716314 05 CO 80640-0000 1 265000 O N 0 01 11.6 0 0 0 503.96 0 0 0 0 0 10716316 05 CO 80130-0000 1 680000 O Y 36 01 6.85 E 4.41 3.96 10/01/2011 10/01/2011 11/01/2011 6 2955.15 N S 0.125 1 6 9.85 6.85 10716326 05 MD 20743-0000 1 357000 O Y 0 01 8.9 E 6.46 6.01 11/01/2008 11/01/2008 12/01/2008 6 2453.68 N S 0.125 1 6 11.9 8.9 10716332 01 AL 35401-0000 1 156000 N N 36 01 8.2 E 5.76 5.31 11/01/2009 11/01/2009 12/01/2009 6 991.53 N S 0.125 1 6 11.2 8.2 10716336 01 FL 33324-0000 1 250000 O N 36 01 7.4 0 0 0 920.87 0 0 0 0 0 10716364 05 TN 37027-0000 1 800000 O N 36 01 6.675 E 4.235 3.785 10/01/2011 10/01/2011 11/01/2011 6 3167.85 N S 0.125 1 6 9.675 6.675 10716366 05 NC 27127-0000 1 108000 N Y 12 01 7.8 E 5.36 4.91 10/01/2009 10/01/2009 11/01/2009 6 544.28 N S 0.125 1 6 10.8 7.8 10716376 05 NY 12302-0000 1 183000 N N 0 01 8.99 E 6.55 6.1 10/01/2008 10/01/2008 11/01/2008 6 1176.92 N S 0.125 1 6 11.99 8.99 10716386 05 TN 37091-0000 1 160000 O N 36 01 6.9 0 0 0 895.7 0 0 0 0 0 10716404 05 NC 27526-0000 1 202000 O Y 24 01 8.8 E 6.36 5.91 11/01/2008 11/01/2008 12/01/2008 6 1374.41 N S 0.125 1 6 11.8 8.8 10716434 03 MD 20772-0000 1 508000 O Y 0 01 7.7 E 5.26 4.81 10/01/2008 10/01/2008 11/01/2008 6 3031.41 N S 0.125 1 6 10.7 7.7 10716440 05 CA 93610-0000 1 265000 O N 36 01 6.44 0 0 0 1224.85 0 0 0 0 0 10716444 05 MT 59901-0000 1 525000 O Y 24 01 8.15 E 5.71 5.26 11/01/2008 11/01/2008 12/01/2008 6 2331.76 N S 0.125 1 6 11.15 8.15 10716450 05 WA 98685-0000 1 245000 O Y 36 01 7.95 E 5.51 5.06 11/01/2011 11/01/2011 12/01/2011 6 1609.62 N S 0.125 1 6 10.95 7.95 10716458 05 CA 92545-0000 1 455000 O N 24 01 11.4 0 0 0 894.23 0 0 0 0 0 10716460 05 NJ 07461-0000 1 349000 O N 0 01 7.99 0 0 0 2430.49 0 0 0 0 0 10716466 05 MA 01545-0000 1 320000 O N 0 01 8.6 0 0 0 2359.08 0 0 0 0 0 10716476 05 CA 90805-0000 1 465000 O Y 36 01 7.29 E 4.85 4.4 11/01/2011 11/01/2011 12/01/2011 6 2457.97 N S 0.125 1 6 10.29 7.29 10716488 05 IL 60175-0000 1 490000 O N 12 01 6.79 0 0 0 1862.61 0 0 0 0 0 10716494 09 FL 33418-0000 1 245000 N Y 24 01 9.15 E 6.71 6.26 10/01/2008 10/01/2008 11/01/2008 6 1630.45 N S 0.125 1 6 12.15 9.15 10716500 05 AZ 85364-0000 1 130000 O N 24 01 8.59 E 6.15 5.7 10/01/2008 10/01/2008 11/01/2008 6 957.5 N S 0.125 1 6 11.59 8.59 10716504 05 VA 24017-0000 1 140000 O Y 24 01 7.35 E 4.91 4.46 10/01/2008 10/01/2008 11/01/2008 6 769.95 N S 0.125 1 6 10.35 7.35 10716552 05 MO 63110-0000 1 167500 O N 24 01 6.99 E 4.55 4.1 10/01/2008 10/01/2008 11/01/2008 6 946.27 N S 0.125 1 6 9.99 6.99 10716554 05 GA 30062-0000 1 275000 O Y 0 01 8.35 E 5.91 5.46 11/01/2008 11/01/2008 12/01/2008 6 1587.76 N S 0.125 1 6 11.35 8.35 10716634 05 VA 23607-0000 1 125000 N N 24 01 8.8 E 6.36 5.91 11/01/2008 11/01/2008 12/01/2008 6 592.71 N S 0.125 1 6 11.8 8.8 10716640 05 CA 95338-0000 1 435000 O N 24 01 6.3 E 3.58 3.13 06/01/2008 06/01/2008 07/01/2008 6 1581.48 N S 0.125 1 6 9.3 6.3 10716650 05 NJ 08527-0000 1 380000 O N 0 01 8.7 E 5.98 5.53 07/01/2008 07/01/2008 08/01/2008 6 2623.5 N S 0.125 1 6 11.7 8.7 10716656 05 CA 92345-0000 1 550000 O Y 24 01 7.19 E 4.47 4.02 07/01/2008 07/01/2008 08/01/2008 6 3144.64 N S 0.125 1 6 10.19 7.19 10716664 05 OK 73121-0000 1 136000 O N 0 01 11.35 0 0 0 266.26 0 0 0 0 0 10716676 05 IL 61571-0000 1 210000 O N 0 01 10.3 0 0 0 377.93 0 0 0 0 0 10716686 05 MN 56031-0000 1 145000 O N 0 01 10.25 0 0 0 259.87 0 0 0 0 0 10777781 03 NC 27265-0000 1 174900 O Y 0 01 8.95 E 7.12 6.67 07/01/2008 07/01/2008 08/01/2008 6 1073.91 N S 0.125 1 6 11.95 8.95 11059759 05 VA 23434-0000 1 220000 O N 24 01 6.99 E 4.62 4.17 11/01/2008 11/01/2008 12/01/2008 6 903.9 N S 0.125 1 6 9.99 6.99 11059763 05 NJ 08251-0000 1 210000 O N 0 01 6.6 0 0 0 967.89 0 0 0 0 0 11059767 05 PA 17401-0000 1 70000 O N 24 01 7.95 E 5.52 5.07 11/01/2008 11/01/2008 12/01/2008 6 401.66 N S 0.125 1 6 10.95 7.95 11059771 05 OH 44143-0000 1 179000 O N 36 01 6.49 E 4.06 3.61 10/01/2011 10/01/2011 11/01/2011 6 943.96 N S 0.125 1 6 9.49 6.49 11059779 05 UT 84119-0000 1 156000 O N 24 01 7.325 E 4.895 4.445 11/01/2008 11/01/2008 12/01/2008 6 911.33 N S 0.125 1 6 13.325 7.325 11059785 05 IN 46785-0000 1 120000 O N 36 01 7.825 0 0 0 779.34 0 0 0 0 0 11059799 05 VA 23704-0000 1 128000 O N 36 01 7.375 0 0 0 662.36 0 0 0 0 0 11059801 05 IA 52402-0000 1 134000 O N 0 01 8.15 E 5.71 5.26 11/01/2008 11/01/2008 12/01/2008 6 870.78 N S 0.125 1 6 11.125 8.15 11059803 05 OH 44094-0000 1 174000 O N 0 01 7.6 0 0 0 1037.93 0 0 0 0 0 11059805 05 IN 46543-0000 1 250000 O N 0 01 7.25 0 0 0 1364.36 0 0 0 0 0 11059809 05 FL 33880-0000 1 245000 O N 36 01 7.9 0 0 0 1623.1 0 0 0 0 0 11059811 05 WA 98443-0000 1 390000 O N 36 01 7.125 0 0 0 2233.38 0 0 0 0 0 11059813 01 IL 60640-0000 1 170000 O N 0 01 7.35 E 4.96 4.51 11/01/2011 11/01/2011 12/01/2011 6 937.01 N S 0.125 1 6 10.35 7.35 11059817 05 AZ 85053-0000 1 215000 O N 36 01 6.05 E 3.61 3.16 11/01/2011 11/01/2011 12/01/2011 6 1010.85 N S 0.125 1 6 9.05 6.05 11059819 05 KS 66061-0000 1 120000 O N 0 01 7.25 0 0 0 709.47 0 0 0 0 0 11059821 05 GA 30114-0000 1 218000 O N 0 01 8.05 0 0 0 1253.34 0 0 0 0 0 11059831 05 TX 77035-0000 1 110000 O N 0 01 6.99 0 0 0 584.88 0 0 0 0 0 11059845 05 AZ 85326-0000 1 170000 O N 36 01 7.8 0 0 0 856.65 0 0 0 0 0 11059847 05 OH 44045-0000 1 105000 O N 36 01 8.25 0 0 0 709.95 0 0 0 0 0 CONTINUED... Loan_Number Interest_Note_Ceiling Interest_Note_Floor Interest_Net_Life_Cap_Increase Interest_Net_Ceiling Interest_Net_Floor Payment_First_Change_Date Payment_Frequency_Chg Interest_Periodic_Cap_Decrease Adjustment_Index_Look_Back Legal_Doc_Feature Int_Only_Ind Int_Only_Term Int_Only_End_DPrin_Int_Payment_Start_Date POA_Indicator Second_Lien_Ind 9754538 13 7 6 12.5 6.5 06/01/2007 6 1 25 N 0 N N 10326740 16.5 10.5 6 16 10 03/01/2008 6 1 25 N 0 N N 10516822 16.4 10.4 6 15.95 9.95 05/01/2008 6 1 25 N 0 N N 10560322 13.75 7.75 6 13.3 7.3 09/01/2008 6 1 25 N 0 N N 10635624 14.44 8.44 6 13.99 7.99 09/01/2009 6 1 25 N 0 N N 10635634 14.45 8.45 6 14 8 08/01/2008 6 1 25 N 0 N N 10635636 0 0 0 0 0 0 0 0 N 0 N Y 10635640 0 0 0 0 0 0 0 0 N 0 N N 10635644 0 0 0 0 0 0 0 0 N 0 N Y 10635650 16.15 10.15 6 15.7 9.7 10/01/2008 6 1 25 N 0 N N 10635652 15.75 9.75 6 15.3 9.3 09/01/2008 6 1 25 N 0 N N 10635654 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 N 0 N N 10635656 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10635666 0 0 0 0 0 0 0 0 N 0 N N 10635672 0 0 0 0 0 0 0 0 N 0 N Y 10635676 0 0 0 0 0 0 0 0 N 0 N N 10635680 0 0 0 0 0 0 0 0 N 0 N Y 10635682 14.75 8.75 6 14.3 8.3 09/01/2009 6 1 45 N 0 N N 10635686 15.5 9.5 6 15.05 9.05 10/01/2009 6 1 25 N 0 N N 10635688 15.7 9.7 6 15.25 9.25 10/01/2008 6 1 25 N 0 N N 10635692 0 0 0 0 0 0 0 0 N 0 N Y 10635694 0 0 0 0 0 0 0 0 N 0 N N 10635700 14.1 8.1 6 13.65 7.65 10/01/2008 6 1 25 N 0 N N 10635714 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10635720 0 0 0 0 0 0 0 0 N 0 N Y 10635724 14.9 8.9 6 14.45 8.45 09/01/2009 6 1 25 N 0 N N 10635728 13.14 7.14 6 12.69 6.69 10/01/2008 6 1 25 N 0 N N 10635730 0 0 0 0 0 0 0 0 N 0 N N 10635734 0 0 0 0 0 0 0 0 N 0 N Y 10635738 14.3 8.3 6 13.85 7.85 10/01/2008 6 1 25 N 0 N N 10635740 13.5 7.5 6 13.05 7.05 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10635742 0 0 0 0 0 0 0 0 N 0 N Y 10635750 15.75 9.75 6 15.3 9.3 10/01/2008 6 1 25 N 0 N N 10635752 0 0 0 0 0 0 0 0 N 0 N Y 10635766 0 0 0 0 0 0 0 0 N 0 N N 10635768 0 0 0 0 0 0 0 0 N 0 N Y 10635772 0 0 0 0 0 0 0 0 Y 60 08/01/2011 09/01/2011 N N 10635778 15.3 9.3 6 14.85 8.85 09/01/2009 6 1 25 N 0 N N 10635780 13.8 7.8 6 13.35 7.35 08/01/2008 6 1 25 Y 60 07/01/2011 08/01/2011 N N 10635784 0 0 0 0 0 0 0 0 N 0 N Y 10635788 0 0 0 0 0 0 0 0 N 0 N Y 10635792 15.4 9.4 6 14.95 8.95 09/01/2008 6 1 45 N 0 N N 10635794 0 0 0 0 0 0 0 0 N 0 N N 10635798 0 0 0 0 0 0 0 0 N 0 N N 10635804 15.1 9.1 6 14.65 8.65 10/01/2008 6 1 25 N 0 N N 10635810 0 0 0 0 0 0 0 0 N 0 N N 10635814 15.55 9.55 6 15.1 9.1 10/01/2009 6 1 25 N 0 N N 10635818 0 0 0 0 0 0 0 0 N 0 N N 10635820 0 0 0 0 0 0 0 0 N 0 N Y 10635824 15.8 9.8 6 15.35 9.35 10/01/2008 6 1 25 N 0 N N 10635828 0 0 0 0 0 0 0 0 N 0 N N 10635830 13.35 7.35 6 12.9 6.9 10/01/2008 6 1 25 N 0 N N 10635834 14.1 8.1 6 13.65 7.65 10/01/2008 6 1 25 N 0 N N 10635836 0 0 0 0 0 0 0 0 N 0 N N 10635848 0 0 0 0 0 0 0 0 N 0 N N 10635852 16.45 10.45 6 16 10 10/01/2008 6 1 25 N 0 N N 10635858 0 0 0 0 0 0 0 0 N 0 N Y 10635862 15.85 9.85 6 15.4 9.4 10/01/2008 6 1 25 N 0 N N 10635864 12.65 6.65 6 12.2 6.2 08/01/2008 6 1 25 Y 60 07/01/2011 08/01/2011 N N 10635874 14 8 6 13.55 7.55 10/01/2008 6 1 25 N 0 N N 10635876 0 0 0 0 0 0 0 0 N 0 N N 10635882 15.9 9.9 6 15.45 9.45 09/01/2008 6 1 25 N 0 N N 10635884 15.99 9.99 6 15.54 9.54 10/01/2008 6 1 25 N 0 N N 10635890 0 0 0 0 0 0 0 0 N 0 N N 10635892 15.415 9.415 6 14.965 8.965 09/01/2008 6 1 25 N 0 N N 10635894 13.7 7.7 6 13.25 7.25 09/01/2008 6 1 25 N 0 N N 10635896 14.45 8.45 6 14 8 10/01/2009 6 1 25 N 0 N N 10635906 0 0 0 0 0 0 0 0 N 0 N Y 10635914 0 0 0 0 0 0 0 0 N 0 N Y 10635920 14.8 8.8 6 14.35 8.35 09/01/2008 6 1 25 N 0 N N 10635922 0 0 0 0 0 0 0 0 N 0 N N 10635932 0 0 0 0 0 0 0 0 N 0 N Y 10635934 13.45 7.45 6 13 7 10/01/2008 6 1 25 N 0 N N 10635936 14.09 8.09 6 13.64 7.64 10/01/2008 6 1 25 N 0 N N 10635938 13.9 7.9 6 13.45 7.45 09/01/2008 6 1 25 N 0 N N 10635944 0 0 0 0 0 0 0 0 N 0 N Y 10635948 0 0 0 0 0 0 0 0 N 0 N Y 10635950 16.4 10.4 6 15.95 9.95 10/01/2008 6 1 25 N 0 N N 10635952 0 0 0 0 0 0 0 0 N 0 N N 10635954 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 N 0 N N 10635958 0 0 0 0 0 0 0 0 N 0 N Y 10635960 13.45 7.45 6 13 7 10/01/2008 6 1 25 N 0 N N 10635964 15.84 9.84 6 15.39 9.39 09/01/2008 6 1 25 N 0 N N 10635966 0 0 0 0 0 0 0 0 N 0 N Y 10635970 13.69 7.69 6 13.24 7.24 10/01/2008 6 1 25 N 0 N N 10635972 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10635978 0 0 0 0 0 0 0 0 N 0 N Y 10635980 0 0 0 0 0 0 0 0 N 0 N Y 10635982 14.55 8.55 6 14.1 8.1 09/01/2009 6 1 25 N 0 N N 10635984 0 0 0 0 0 0 0 0 N 0 N Y 10635986 14.85 8.85 6 14.4 8.4 10/01/2008 6 1 25 N 0 N N 10635988 14.6 8.6 6 14.15 8.15 10/01/2008 6 1 25 N 0 N N 10635990 14.6 8.6 6 14.15 8.15 10/01/2008 6 1 25 N 0 N N 10635992 0 0 0 0 0 0 0 0 N 0 N N 10635998 0 0 0 0 0 0 0 0 N 0 N Y 10636000 13.59 7.59 6 13.14 7.14 09/01/2008 6 1 25 N 0 N N 10636006 0 0 0 0 0 0 0 0 N 0 N N 10636008 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10636010 13.84 7.84 6 13.39 7.39 10/01/2008 6 1 25 N 0 N N 10636012 15.45 9.45 6 15 9 10/01/2009 6 1 25 N 0 N N 10636016 14.1 8.1 6 13.65 7.65 09/01/2008 6 1 25 N 0 N N 10636018 0 0 0 0 0 0 0 0 N 0 N Y 10636024 0 0 0 0 0 0 0 0 N 0 N Y 10636028 14.25 8.25 6 13.8 7.8 09/01/2009 6 1 25 N 0 N N 10636032 14.2 8.2 6 13.75 7.75 10/01/2008 6 1 25 N 0 N N 10636034 0 0 0 0 0 0 0 0 N 0 N Y 10636036 16.2 10.2 6 15.75 9.75 09/01/2008 6 1 25 N 0 N N 10636046 14.1 8.1 6 13.65 7.65 10/01/2008 6 1 25 N 0 N N 10636048 0 0 0 0 0 0 0 0 N 0 N N 10636052 0 0 0 0 0 0 0 0 N 0 N N 10636056 0 0 0 0 0 0 0 0 N 0 N Y 10636060 0 0 0 0 0 0 0 0 N 0 N Y 10636062 0 0 0 0 0 0 0 0 N 0 N Y 10636064 0 0 0 0 0 0 0 0 N 0 N Y 10636068 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10636070 0 0 0 0 0 0 0 0 N 0 N Y 10636076 0 0 0 0 0 0 0 0 N 0 N Y 10636078 0 0 0 0 0 0 0 0 N 0 N Y 10636080 14.2 8.2 6 13.75 7.75 10/01/2008 6 1 25 N 0 N N 10636082 13.54 7.54 6 13.09 7.09 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10636086 0 0 0 0 0 0 0 0 N 0 N N 10636090 12.8 6.8 6 12.35 6.35 09/01/2008 6 1 25 N 0 N N 10636094 0 0 0 0 0 0 0 0 N 0 N Y 10636096 14.95 8.95 6 14.5 8.5 09/01/2008 6 1 25 N 0 N N 10636102 0 0 0 0 0 0 0 0 N 0 N Y 10636106 0 0 0 0 0 0 0 0 N 0 N Y 10636110 0 0 0 0 0 0 0 0 N 0 N N 10636112 12.69 6.69 6 12.24 6.24 09/01/2008 6 1 25 N 0 N N 10636114 0 0 0 0 0 0 0 0 N 0 N Y 10636116 0 0 0 0 0 0 0 0 N 0 N N 10636120 0 0 0 0 0 0 0 0 N 0 N N 10636122 0 0 0 0 0 0 0 0 N 0 N Y 10636124 15.65 9.65 6 15.2 9.2 10/01/2008 6 1 25 N 0 N N 10636128 13 7 6 12.55 6.55 10/01/2008 6 1 25 N 0 N N 10636130 0 0 0 0 0 0 0 0 N 0 N Y 10636132 0 0 0 0 0 0 0 0 N 0 N Y 10636136 0 0 0 0 0 0 0 0 N 0 N Y 10636140 0 0 0 0 0 0 0 0 N 0 N N 10636142 0 0 0 0 0 0 0 0 N 0 N N 10636144 0 0 0 0 0 0 0 0 N 0 N Y 10636146 15.95 9.95 6 15.5 9.5 10/01/2008 6 1 25 N 0 N N 10636154 15.99 9.99 6 15.54 9.54 10/01/2008 6 1 25 N 0 N N 10636156 0 0 0 0 0 0 0 0 N 0 N Y 10636158 14.975 8.975 6 14.525 8.525 10/01/2008 6 1 25 N 0 N N 10636160 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10636164 0 0 0 0 0 0 0 0 N 0 N N 10636166 0 0 0 0 0 0 0 0 N 0 N Y 10636168 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 N 0 N N 10636170 0 0 0 0 0 0 0 0 N 0 N Y 10636178 0 0 0 0 0 0 0 0 N 0 N Y 10636182 13.54 7.54 6 13.09 7.09 09/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10636184 0 0 0 0 0 0 0 0 N 0 N Y 10636186 0 0 0 0 0 0 0 0 N 0 N N 10636188 0 0 0 0 0 0 0 0 N 0 N Y 10636192 12.95 6.95 6 12.5 6.5 10/01/2008 6 1 25 N 0 N N 10636196 15.99 9.99 6 15.54 9.54 09/01/2008 6 1 25 N 0 N N 10636198 0 0 0 0 0 0 0 0 N 0 N Y 10636200 0 0 0 0 0 0 0 0 N 0 N Y 10636204 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10636206 0 0 0 0 0 0 0 0 N 0 N Y 10636208 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 N 0 N N 10636212 15.3 9.3 6 14.85 8.85 10/01/2008 6 1 25 N 0 N N 10636216 0 0 0 0 0 0 0 0 N 0 N N 10636218 0 0 0 0 0 0 0 0 N 0 N Y 10636222 15.1 9.1 6 14.65 8.65 10/01/2008 6 1 25 N 0 N N 10636224 0 0 0 0 0 0 0 0 N 0 N Y 10636234 0 0 0 0 0 0 0 0 N 0 N N 10636236 0 0 0 0 0 0 0 0 N 0 N N 10636238 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 N 0 N N 10636240 0 0 0 0 0 0 0 0 N 0 N Y 10636242 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 N 0 N N 10636244 0 0 0 0 0 0 0 0 N 0 N N 10636246 0 0 0 0 0 0 0 0 N 0 N Y 10636248 0 0 0 0 0 0 0 0 N 0 N N 10636252 0 0 0 0 0 0 0 0 N 0 N Y 10636254 0 0 0 0 0 0 0 0 N 0 N N 10636256 16.5 10.5 6 16.05 10.05 10/01/2008 6 1 25 N 0 N N 10636258 13.35 7.35 6 12.9 6.9 09/01/2008 6 1 25 N 0 N N 10636260 0 0 0 0 0 0 0 0 N 0 N Y 10636262 15.95 9.95 6 15.5 9.5 10/01/2008 6 1 25 N 0 N N 10636264 0 0 0 0 0 0 0 0 N 0 N Y 10636266 0 0 0 0 0 0 0 0 N 0 N N 10636268 0 0 0 0 0 0 0 0 N 0 N N 10636270 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10636274 14.6 8.6 6 14.15 8.15 09/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10636276 0 0 0 0 0 0 0 0 N 0 N Y 10636278 14.2 8.2 6 13.75 7.75 09/01/2008 6 1 25 N 0 N N 10636282 14.3 8.3 6 13.85 7.85 10/01/2008 6 1 25 N 0 N N 10636286 15.75 9.75 6 15.3 9.3 10/01/2008 6 1 25 N 0 N N 10636290 0 0 0 0 0 0 0 0 N 0 N Y 10636294 0 0 0 0 0 0 0 0 N 0 N N 10636296 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10636298 0 0 0 0 0 0 0 0 N 0 N Y 10636300 0 0 0 0 0 0 0 0 N 0 N N 10636304 0 0 0 0 0 0 0 0 N 0 N Y 10636306 14.4 8.4 6 13.95 7.95 10/01/2008 6 1 25 N 0 N N 10636308 0 0 0 0 0 0 0 0 N 0 N Y 10636310 0 0 0 0 0 0 0 0 N 0 N N 10636312 0 0 0 0 0 0 0 0 N 0 N N 10636314 0 0 0 0 0 0 0 0 N 0 N Y 10636318 0 0 0 0 0 0 0 0 N 0 N N 10636320 0 0 0 0 0 0 0 0 N 0 N Y 10636322 0 0 0 0 0 0 0 0 N 0 N N 10636326 0 0 0 0 0 0 0 0 N 0 N Y 10636328 0 0 0 0 0 0 0 0 N 0 N Y 10636330 0 0 0 0 0 0 0 0 N 0 N N 10636334 0 0 0 0 0 0 0 0 N 0 N Y 10636336 0 0 0 0 0 0 0 0 N 0 N N 10636338 0 0 0 0 0 0 0 0 N 0 N N 10636340 0 0 0 0 0 0 0 0 N 0 N N 10636342 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 N 0 N N 10636344 0 0 0 0 0 0 0 0 Y 60 09/01/2011 10/01/2011 N N 10636346 0 0 0 0 0 0 0 0 N 0 N Y 10636350 13.675 7.675 6 13.225 7.225 10/01/2009 6 1 25 N 0 N N 10636352 0 0 0 0 0 0 0 0 N 0 N Y 10636356 0 0 0 0 0 0 0 0 N 0 N Y 10636362 14.35 8.35 6 13.9 7.9 10/01/2008 6 1 25 N 0 N N 10636364 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 N 0 N N 10636366 0 0 0 0 0 0 0 0 36 N 0 N Y 10636370 0 0 0 0 0 0 0 0 N 0 N N 10636372 0 0 0 0 0 0 0 0 N 0 N Y 10636376 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 N 0 N N 10636378 0 0 0 0 0 0 0 0 N 0 N N 10636380 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 N 0 N N 10636382 14.4 8.4 6 13.95 7.95 10/01/2008 6 1 25 N 0 N N 10636384 0 0 0 0 0 0 0 0 N 0 N Y 10636388 0 0 0 0 0 0 0 0 N 0 N Y 10636392 13.9 7.9 6 13.45 7.45 09/01/2008 6 1 25 N 0 N N 10636396 0 0 0 0 0 0 0 0 N 0 N N 10636404 14 8 6 13.55 7.55 10/01/2008 6 1 25 N 0 N N 10636408 0 0 0 0 0 0 0 0 N 0 N N 10636410 13.4 7.4 6 12.95 6.95 10/01/2008 6 1 25 N 0 N N 10636412 15.75 9.75 6 15.3 9.3 10/01/2009 6 1 25 N 0 N N 10636414 14.3 8.3 6 13.85 7.85 10/01/2008 6 1 25 N 0 N N 10636416 0 0 0 0 0 0 0 0 N 0 N Y 10636420 0 0 0 0 0 0 0 0 N 0 N Y 10636422 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10636424 13.1 7.1 6 12.65 6.65 10/01/2008 6 1 25 N 0 N N 10636428 0 0 0 0 0 0 0 0 N 0 N Y 10636432 17.15 11.15 6 16.7 10.7 09/01/2008 6 1 25 N 0 N N 10636434 0 0 0 0 0 0 0 0 N 0 N N 10636436 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10636438 0 0 0 0 0 0 0 0 N 0 N Y 10636440 15.29 9.29 6 14.84 8.84 10/01/2008 6 1 25 N 0 N N 10636442 13.5 7.5 6 13.05 7.05 09/01/2009 6 1 25 N 0 N N 10636444 0 0 0 0 0 0 0 0 N 0 N Y 10636446 0 0 0 0 0 0 0 0 N 0 N Y 10636448 15.25 9.25 6 14.8 8.8 10/01/2008 6 1 25 N 0 N N 10636450 14.35 8.35 6 13.9 7.9 09/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10636454 0 0 0 0 0 0 0 0 N 0 N Y 10636458 0 0 0 0 0 0 0 0 N 0 N N 10636462 0 0 0 0 0 0 0 0 N 0 N Y 10636466 0 0 0 0 0 0 0 0 N 0 N Y 10636468 0 0 0 0 0 0 0 0 N 0 N N 10636470 0 0 0 0 0 0 0 0 N 0 N N 10636472 15.85 9.85 6 15.4 9.4 09/01/2008 6 1 25 N 0 N N 10636476 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10636478 0 0 0 0 0 0 0 0 N 0 N Y 10636480 0 0 0 0 0 0 0 0 N 0 N Y 10636482 14 8 6 13.55 7.55 10/01/2008 6 1 25 N 0 N N 10636486 0 0 0 0 0 0 0 0 N 0 N N 10636488 0 0 0 0 0 0 0 0 N 0 N N 10636490 0 0 0 0 0 0 0 0 N 0 N Y 10636492 14.45 8.45 6 14 8 10/01/2008 6 1 25 N 0 N N 10636494 12.85 6.85 6 12.4 6.4 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10636496 0 0 0 0 0 0 0 0 N 0 N N 10636498 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 N 0 N N 10636502 15.1 9.1 6 14.65 8.65 10/01/2008 6 1 25 N 0 N N 10636504 13.45 7.45 6 13 7 10/01/2008 6 1 25 N 0 N N 10636506 0 0 0 0 0 0 0 0 N 0 N Y 10636510 0 0 0 0 0 0 0 0 N 0 N Y 10636512 15.4 9.4 6 14.95 8.95 10/01/2008 6 1 25 N 0 N N 10636516 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10636518 0 0 0 0 0 0 0 0 N 0 N Y 10636520 0 0 0 0 0 0 0 0 N 0 N N 10636522 0 0 0 0 0 0 0 0 N 0 N Y 10636528 0 0 0 0 0 0 0 0 N 0 N Y 10636530 13.85 7.85 6 13.4 7.4 09/01/2009 6 1 25 N 0 N N 10636534 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10636536 0 0 0 0 0 0 0 0 N 0 N Y 10636538 0 0 0 0 0 0 0 0 N 0 N N 10636542 0 0 0 0 0 0 0 0 N 0 N N 10636544 14 8 6 13.55 7.55 10/01/2008 6 1 25 N 0 N N 10636546 15.15 9.15 6 14.7 8.7 10/01/2008 6 1 25 N 0 N N 10636548 12.8 6.8 6 12.35 6.35 10/01/2008 6 1 25 N 0 N N 10636552 0 0 0 0 0 0 0 0 N 0 N Y 10636556 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10636558 0 0 0 0 0 0 0 0 N 0 N Y 10636560 0 0 0 0 0 0 0 0 N 0 N N 10636564 0 0 0 0 0 0 0 0 N 0 N N 10636566 0 0 0 0 0 0 0 0 N 0 N Y 10636568 0 0 0 0 0 0 0 0 N 0 N N 10636570 0 0 0 0 0 0 0 0 N 0 N Y 10636572 15.9 9.9 6 15.45 9.45 10/01/2008 6 1 25 N 0 N N 10636574 0 0 0 0 0 0 0 0 N 0 N N 10636576 14.35 8.35 6 13.9 7.9 10/01/2008 6 1 25 N 0 N N 10636578 0 0 0 0 0 0 0 0 N 0 N N 10636580 0 0 0 0 0 0 0 0 N 0 N Y 10636582 0 0 0 0 0 0 0 0 N 0 N N 10636584 13.54 7.54 6 13.09 7.09 09/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10636586 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10636588 12.5 6.5 6 12.05 6.05 10/01/2008 6 1 25 N 0 N N 10636590 15.15 9.15 6 14.7 8.7 10/01/2009 6 1 25 N 0 N N 10636592 16.1 10.1 6 15.65 9.65 10/01/2008 6 1 25 N 0 N N 10636594 0 0 0 0 0 0 0 0 N 0 N N 10636596 13.54 7.54 6 13.09 7.09 09/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10636598 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10636600 13.125 7.125 6 12.675 6.675 09/01/2008 6 1 25 N 0 N N 10636602 0 0 0 0 0 0 0 0 N 0 N Y 10636604 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10636606 0 0 0 0 0 0 0 0 N 0 N N 10636610 0 0 0 0 0 0 0 0 N 0 N Y 10636614 0 0 0 0 0 0 0 0 N 0 N Y 10636616 0 0 0 0 0 0 0 0 N 0 N Y 10636620 13.35 7.35 6 12.9 6.9 10/01/2008 6 1 25 N 0 N N 10636624 0 0 0 0 0 0 0 0 N 0 N Y 10636626 0 0 0 0 0 0 0 0 N 0 N Y 10636628 0 0 0 0 0 0 0 0 N 0 N Y 10636632 0 0 0 0 0 0 0 0 N 0 N Y 10636636 13.65 7.65 6 13.2 7.2 10/01/2008 6 1 25 N 0 N N 10636638 0 0 0 0 0 0 0 0 N 0 N N 10636640 13.39 7.39 6 12.94 6.94 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10636642 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 N 0 N N 10636644 14.3 8.3 6 13.85 7.85 10/01/2008 6 1 25 N 0 N N 10636648 0 0 0 0 0 0 0 0 N 0 N Y 10636650 0 0 0 0 0 0 0 0 N 0 N N 10636654 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10636656 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 N 0 N N 10636658 0 0 0 0 0 0 0 0 N 0 N Y 10636662 13.925 7.925 6 13.475 7.475 10/01/2008 6 1 25 N 0 N N 10636664 0 0 0 0 0 0 0 0 N 0 N Y 10636666 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10636668 13.2 7.2 6 12.75 6.75 09/01/2008 6 1 25 N 0 N N 10636670 14.8 8.8 6 14.35 8.35 10/01/2008 6 1 25 N 0 N N 10636672 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 N 0 N N 10636674 0 0 0 0 0 0 0 0 N 0 N Y 10636676 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 N 0 N N 10636678 0 0 0 0 0 0 0 0 N 0 N N 10636680 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 N 0 N N 10636684 0 0 0 0 0 0 0 0 N 0 N Y 10636686 0 0 0 0 0 0 0 0 N 0 N Y 10636688 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10636690 0 0 0 0 0 0 0 0 N 0 N N 10636692 13.995 7.995 6 13.545 7.545 10/01/2008 6 1 25 N 0 N N 10636694 0 0 0 0 0 0 0 0 N 0 N Y 10636698 14.05 8.05 6 13.6 7.6 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10636700 0 0 0 0 0 0 0 0 N 0 N N 10636706 0 0 0 0 0 0 0 0 N 0 N N 10636708 14.69 8.69 6 14.24 8.24 10/01/2008 6 1 25 N 0 N N 10636710 0 0 0 0 0 0 0 0 N 0 N Y 10636712 14.45 8.45 6 14 8 10/01/2008 6 1 25 N 0 N N 10636714 0 0 0 0 0 0 0 0 N 0 N Y 10636716 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 N 0 N N 10636718 0 0 0 0 0 0 0 0 N 0 N Y 10636720 0 0 0 0 0 0 0 0 N 0 N N 10636722 14.8 8.8 6 14.35 8.35 10/01/2008 6 1 25 N 0 N N 10636724 0 0 0 0 0 0 0 0 N 0 N N 10636726 0 0 0 0 0 0 0 0 N 0 N Y 10636728 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 N 0 N N 10636730 0 0 0 0 0 0 0 0 N 0 N Y 10636732 15.6 9.6 6 15.15 9.15 09/01/2008 6 1 25 N 0 N N 10636736 13.65 7.65 6 13.2 7.2 10/01/2008 6 1 25 N 0 N N 10636738 13.54 7.54 6 13.09 7.09 10/01/2008 6 1 25 N 0 N N 10636740 0 0 0 0 0 0 0 0 N 0 N N 10636742 0 0 0 0 0 0 0 0 N 0 N Y 10636744 15.45 9.45 6 15 9 10/01/2008 6 1 25 N 0 N N 10636746 0 0 0 0 0 0 0 0 N 0 N Y 10636748 13.94 7.94 6 13.49 7.49 10/01/2011 6 1 25 N 0 N N 10636750 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 N 0 N N 10636752 14 8 6 13.55 7.55 10/01/2008 6 1 25 N 0 N N 10636754 0 0 0 0 0 0 0 0 N 0 N N 10636758 14.2 8.2 6 13.75 7.75 10/01/2008 6 1 25 N 0 N N 10636760 15.05 9.05 6 14.6 8.6 10/01/2008 6 1 25 N 0 N N 10636762 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10636764 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10636766 12.95 6.95 6 12.5 6.5 09/01/2008 6 1 25 N 0 N N 10636768 0 0 0 0 0 0 0 0 N 0 N Y 10636770 14.8 8.8 6 14.35 8.35 10/01/2008 6 1 25 N 0 N N 10636772 15.3 9.3 6 14.85 8.85 10/01/2008 6 1 25 N 0 N N 10636774 15.7 9.7 6 15.25 9.25 10/01/2009 6 1 25 N 0 N N 10636776 15.75 9.75 6 15.3 9.3 09/01/2009 6 1 25 N 0 N N 10636778 0 0 0 0 0 0 0 0 N 0 N N 10636782 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 N 0 N N 10636784 14.35 8.35 6 13.9 7.9 10/01/2009 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10636786 15.4 9.4 6 14.95 8.95 10/01/2008 6 1 25 N 0 N N 10636788 0 0 0 0 0 0 0 0 N 0 N N 10636790 0 0 0 0 0 0 0 0 N 0 N Y 10636792 0 0 0 0 0 0 0 0 N 0 N N 10636794 0 0 0 0 0 0 0 0 N 0 N N 10636798 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10636800 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10636802 0 0 0 0 0 0 0 0 N 0 N Y 10636806 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10636808 0 0 0 0 0 0 0 0 N 0 N Y 10636810 14.35 8.35 6 13.9 7.9 10/01/2008 6 1 25 N 0 N N 10636814 0 0 0 0 0 0 0 0 N 0 N Y 10636816 13.45 7.45 6 13 7 10/01/2008 6 1 25 N 0 N N 10636818 0 0 0 0 0 0 0 0 N 0 N Y 10636820 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10636824 14.3 8.3 6 13.85 7.85 10/01/2008 6 1 25 N 0 N N 10636826 15.1 9.1 6 14.65 8.65 10/01/2008 6 1 25 N 0 N N 10636830 0 0 0 0 0 0 0 0 N 0 N N 10636832 16.25 10.25 6 15.8 9.8 10/01/2008 6 1 25 N 0 N N 10636834 14.14 8.14 6 13.69 7.69 10/01/2008 6 1 25 N 0 N N 10636836 13.3 7.3 6 12.85 6.85 10/01/2009 6 1 25 N 0 N N 10636838 15.85 9.85 6 15.4 9.4 10/01/2008 6 1 25 N 0 N N 10636840 13.05 7.05 6 12.6 6.6 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10636842 0 0 0 0 0 0 0 0 N 0 N Y 10636846 15.6 9.6 6 15.15 9.15 10/01/2008 6 1 25 N 0 N N 10636848 14.34 8.34 6 13.89 7.89 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10636850 15.9 9.9 6 15.45 9.45 10/01/2008 6 1 25 N 0 N N 10636852 12.99 6.99 6 12.54 6.54 10/01/2008 6 1 25 N 0 N N 10636854 0 0 0 0 0 0 0 0 N 0 N Y 10636856 14.752 8.752 6 14.302 8.302 10/01/2008 6 1 25 N 0 N N 10636858 13.99 7.99 6 13.54 7.54 10/01/2009 6 1 25 N 0 N N 10636860 15.85 9.85 6 15.4 9.4 10/01/2008 6 1 25 N 0 N N 10636862 14.05 8.05 6 13.6 7.6 10/01/2008 6 1 25 N 0 N N 10636866 0 0 0 0 0 0 0 0 N 0 N N 10636868 0 0 0 0 0 0 0 0 N 0 N Y 10636870 0 0 0 0 0 0 0 0 N 0 N Y 10636874 0 0 0 0 0 0 0 0 N 0 N N 10636876 0 0 0 0 0 0 0 0 N 0 N N 10636878 14.45 8.45 6 14 8 10/01/2008 6 1 25 N 0 N N 10636880 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10636882 13.49 7.49 6 13.04 7.04 10/01/2008 6 1 25 N 0 N N 10636884 0 0 0 0 0 0 0 0 N 0 N N 10636888 14.7 8.7 6 14.25 8.25 09/01/2008 6 1 25 N 0 N N 10636890 0 0 0 0 0 0 0 0 N 0 N Y 10636892 0 0 0 0 0 0 0 0 N 0 N Y 10636894 0 0 0 0 0 0 0 0 N 0 N N 10636898 13.4 7.4 6 12.95 6.95 10/01/2008 6 1 25 N 0 N N 10636900 15.3 9.3 6 14.85 8.85 10/01/2008 6 1 25 N 0 N N 10636902 15.3 9.3 6 14.85 8.85 10/01/2008 6 1 25 N 0 N N 10636906 0 0 0 0 0 0 0 0 N 0 N Y 10636910 0 0 0 0 0 0 0 0 N 0 N N 10636912 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 N 0 N N 10636916 14.1 8.1 6 13.65 7.65 10/01/2008 6 1 25 N 0 N N 10636918 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 N 0 N N 10636920 0 0 0 0 0 0 0 0 N 0 N Y 10636922 0 0 0 0 0 0 0 0 N 0 N N 10636924 0 0 0 0 0 0 0 0 N 0 N N 10636932 0 0 0 0 0 0 0 0 N 0 N Y 10636934 0 0 0 0 0 0 0 0 N 0 N Y 10636936 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10636938 13.25 7.25 6 12.8 6.8 10/01/2008 6 1 25 N 0 N N 10636940 13.14 7.14 6 12.69 6.69 09/01/2011 6 1 25 Y 60 07/01/2011 08/01/2011 N N 10636942 12.8 6.8 6 12.35 6.35 10/01/2008 6 1 25 N 0 N N 10636944 15.59 9.59 6 15.14 9.14 10/01/2008 6 1 25 N 0 N N 10636948 15.5 9.5 6 15.05 9.05 10/01/2008 6 1 25 N 0 N N 10636950 15.15 9.15 6 14.7 8.7 10/01/2008 6 1 25 N 0 N N 10636952 0 0 0 0 0 0 0 0 N 0 N Y 10636954 14.59 8.59 6 14.14 8.14 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10636956 0 0 0 0 0 0 0 0 N 0 N Y 10636958 16.35 10.35 6 15.9 9.9 10/01/2008 6 1 25 N 0 N N 10636962 0 0 0 0 0 0 0 0 N 0 N N 10636964 16.495 10.495 6 16.045 10.045 10/01/2008 6 1 25 N 0 N N 10636966 15.95 9.95 6 15.5 9.5 10/01/2009 6 1 25 N 0 N N 10636968 0 0 0 0 0 0 0 0 N 0 N Y 10636970 0 0 0 0 0 0 0 0 N 0 N N 10636972 0 0 0 0 0 0 0 0 N 0 N N 10636974 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 N 0 N N 10636976 0 0 0 0 0 0 0 0 N 0 N Y 10636978 0 0 0 0 0 0 0 0 N 0 N Y 10636980 0 0 0 0 0 0 0 0 N 0 N N 10636982 13.4 7.4 6 12.95 6.95 10/01/2009 6 1 25 N 0 N N 10636984 13.8 7.8 6 13.35 7.35 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10636986 0 0 0 0 0 0 0 0 N 0 N N 10636988 14.45 8.45 6 14 8 10/01/2009 6 1 25 N 0 N N 10636990 0 0 0 0 0 0 0 0 N 0 N Y 10636994 0 0 0 0 0 0 0 0 N 0 N N 10636996 0 0 0 0 0 0 0 0 N 0 N N 10636998 0 0 0 0 0 0 0 0 N 0 N Y 10637000 13.55 7.55 6 13.1 7.1 10/01/2011 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637002 15.05 9.05 6 14.6 8.6 10/01/2008 6 1 25 N 0 N N 10637004 13.2 7.2 6 12.75 6.75 10/01/2011 6 1 25 N 0 N N 10637006 0 0 0 0 0 0 0 0 N 0 N N 10637008 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 N 0 N N 10637012 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 N 0 N N 10637014 14.9 8.9 6 14.45 8.45 10/01/2009 6 1 25 N 0 N N 10637016 0 0 0 0 0 0 0 0 N 0 N Y 10637018 0 0 0 0 0 0 0 0 N 0 N Y 10637020 15.15 9.15 6 14.7 8.7 10/01/2008 6 1 25 N 0 N N 10637022 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 N 0 N N 10637024 0 0 0 0 0 0 0 0 N 0 N Y 10637026 0 0 0 0 0 0 0 0 N 0 N N 10637030 0 0 0 0 0 0 0 0 N 0 N Y 10637032 15 9 6 14.55 8.55 10/01/2008 6 1 25 N 0 N N 10637034 0 0 0 0 0 0 0 0 N 0 N Y 10637038 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 N 0 N N 10637040 0 0 0 0 0 0 0 0 N 0 N Y 10637044 0 0 0 0 0 0 0 0 N 0 N N 10637046 0 0 0 0 0 0 0 0 N 0 N N 10637048 0 0 0 0 0 0 0 0 36 N 0 N Y 10637050 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10637052 0 0 0 0 0 0 0 0 N 0 N N 10637054 16.05 10.05 6 15.6 9.6 09/01/2009 6 1 25 N 0 N N 10637056 0 0 0 0 0 0 0 0 N 0 N N 10637058 14.85 8.85 6 14.4 8.4 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637060 13.5 7.5 6 13.05 7.05 10/01/2008 6 1 25 N 0 N N 10637062 14.45 8.45 6 14 8 10/01/2008 6 1 25 N 0 N N 10637064 0 0 0 0 0 0 0 0 N 0 N Y 10637068 13.79 7.79 6 13.34 7.34 10/01/2008 6 1 25 N 0 N N 10637070 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10637072 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 N 0 N N 10637074 14.2 8.2 6 13.75 7.75 10/01/2008 6 1 25 N 0 N N 10637076 13.74 7.74 6 13.29 7.29 10/01/2008 6 1 25 N 0 N N 10637078 0 0 0 0 0 0 0 0 N 0 N N 10637080 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 N 0 N N 10637084 0 0 0 0 0 0 0 0 N 0 N N 10637086 0 0 0 0 0 0 0 0 N 0 N N 10637088 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10637090 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637092 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637094 13.3 7.3 6 12.85 6.85 10/01/2008 6 1 25 N 0 N N 10637096 0 0 0 0 0 0 0 0 N 0 N Y 10637100 0 0 0 0 0 0 0 0 N 0 N Y 10637102 13.55 7.55 6 13.1 7.1 10/01/2008 6 1 25 N 0 N N 10637104 13.2 7.2 6 12.75 6.75 10/01/2008 6 1 25 N 0 N N 10637106 16.6 10.6 6 16.15 10.15 10/01/2008 6 1 25 N 0 N N 10637108 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 N 0 N N 10637110 0 0 0 0 0 0 0 0 N 0 N N 10637112 14.64 8.64 6 14.19 8.19 10/01/2008 6 1 25 N 0 N N 10637114 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 N 0 N N 10637116 14.09 8.09 6 13.64 7.64 09/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10637118 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 N 0 N N 10637120 15.25 9.25 6 14.8 8.8 10/01/2008 6 1 25 N 0 N N 10637122 13.29 7.29 6 12.84 6.84 10/01/2008 6 1 25 N 0 N N 10637126 0 0 0 0 0 0 0 0 N 0 N N 10637128 14.3 8.3 6 13.85 7.85 10/01/2008 6 1 25 N 0 N N 10637130 15.55 9.55 6 15.1 9.1 10/01/2008 6 1 25 N 0 N N 10637132 0 0 0 0 0 0 0 0 N 0 N Y 10637134 13.55 7.55 6 13.1 7.1 10/01/2008 6 1 25 N 0 N N 10637136 12.8 6.8 6 12.35 6.35 10/01/2008 6 1 25 N 0 N N 10637138 14.85 8.85 6 14.4 8.4 10/01/2008 6 1 25 N 0 N N 10637140 15.45 9.45 6 15 9 10/01/2008 6 1 25 N 0 N N 10637144 15.75 9.75 6 15.3 9.3 10/01/2008 6 1 25 N 0 N N 10637146 0 0 0 0 0 0 0 0 N 0 N N 10637150 12.95 6.95 6 12.5 6.5 10/01/2008 6 1 25 N 0 N N 10637152 14.19 8.19 6 13.74 7.74 10/01/2008 6 1 25 N 0 N N 10637154 0 0 0 0 0 0 0 0 N 0 N N 10637156 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10637158 14.45 8.45 6 14 8 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637160 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 N 0 N N 10637162 0 0 0 0 0 0 0 0 N 0 N N 10637164 0 0 0 0 0 0 0 0 N 0 N N 10637166 15.05 9.05 6 14.6 8.6 10/01/2008 6 1 25 N 0 N N 10637168 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10637170 0 0 0 0 0 0 0 0 N 0 N N 10637172 15.7 9.7 6 15.25 9.25 10/01/2008 6 1 25 N 0 N N 10637174 0 0 0 0 0 0 0 0 N 0 N Y 10637178 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10637180 14.9 8.9 6 14.45 8.45 10/01/2009 6 1 25 N 0 N N 10637182 0 0 0 0 0 0 0 0 N 0 N N 10637184 0 0 0 0 0 0 0 0 N 0 N N 10637186 0 0 0 0 0 0 0 0 N 0 N N 10637188 0 0 0 0 0 0 0 0 N 0 N N 10637190 0 0 0 0 0 0 0 0 N 0 N N 10637192 16.15 10.15 6 15.7 9.7 10/01/2008 6 1 25 N 0 N N 10637196 0 0 0 0 0 0 0 0 N 0 N N 10637198 0 0 0 0 0 0 0 0 N 0 N N 10637200 0 0 0 0 0 0 0 0 N 0 N N 10637202 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10637204 16.325 10.325 6 15.875 9.875 10/01/2008 6 1 25 N 0 N N 10637206 0 0 0 0 0 0 0 0 N 0 N Y 10637208 0 0 0 0 0 0 0 0 N 0 N Y 10637210 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 N 0 N N 10637212 16.5 10.5 6 16.05 10.05 10/01/2008 6 1 25 N 0 N N 10637214 0 0 0 0 0 0 0 0 N 0 N Y 10637216 0 0 0 0 0 0 0 0 N 0 N Y 10637220 0 0 0 0 0 0 0 0 N 0 N N 10637222 0 0 0 0 0 0 0 0 N 0 N N 10637224 15.45 9.45 6 15 9 10/01/2008 6 1 25 N 0 N N 10637228 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10637230 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10637232 0 0 0 0 0 0 0 0 N 0 N Y 10637234 15.85 9.85 6 15.4 9.4 10/01/2008 6 1 25 N 0 N N 10637236 0 0 0 0 0 0 0 0 N 0 N N 10637238 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 N 0 N N 10637240 15.95 9.95 6 15.5 9.5 10/01/2009 6 1 25 N 0 N N 10637246 15.65 9.65 6 15.2 9.2 10/01/2008 6 1 25 N 0 N N 10637248 13 7 6 12.55 6.55 10/01/2008 6 1 25 N 0 N N 10637250 0 0 0 0 0 0 0 0 N 0 N N 10637252 13.55 7.55 6 13.1 7.1 10/01/2008 6 1 25 N 0 N N 10637256 0 0 0 0 0 0 0 0 N 0 N N 10637260 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 N 0 N N 10637262 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10637264 0 0 0 0 0 0 0 0 N 0 N Y 10637270 16.2 10.2 6 15.75 9.75 10/01/2008 6 1 25 N 0 N N 10637272 0 0 0 0 0 0 0 0 N 0 N N 10637274 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637276 14.35 8.35 6 13.9 7.9 10/01/2008 6 1 25 N 0 N N 10637280 14.745 8.745 6 14.295 8.295 09/01/2009 6 1 25 N 0 N N 10637282 13.6 7.6 6 13.15 7.15 10/01/2008 6 1 25 N 0 N N 10637284 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10637286 0 0 0 0 0 0 0 0 N 0 N Y 10637288 0 0 0 0 0 0 0 0 N 0 N N 10637290 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10637292 0 0 0 0 0 0 0 0 N 0 N Y 10637294 0 0 0 0 0 0 0 0 N 0 N N 10637300 13.875 7.875 6 13.425 7.425 10/01/2008 6 1 25 N 0 N N 10637302 0 0 0 0 0 0 0 0 Y 60 09/01/2011 10/01/2011 N N 10637304 16.4 10.4 6 15.95 9.95 10/01/2008 6 1 25 N 0 N N 10637306 0 0 0 0 0 0 0 0 N 0 N Y 10637308 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10637310 0 0 0 0 0 0 0 0 N 0 N Y 10637312 0 0 0 0 0 0 0 0 N 0 N N 10637314 0 0 0 0 0 0 0 0 N 0 N N 10637316 16.55 10.55 6 16.1 10.1 10/01/2008 6 1 25 N 0 N N 10637318 14.1 8.1 6 13.65 7.65 10/01/2008 6 1 25 N 0 N N 10637320 13.825 7.825 6 13.375 7.375 10/01/2009 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637324 15.4 9.4 6 14.95 8.95 10/01/2008 6 1 25 N 0 N N 10637326 0 0 0 0 0 0 0 0 N 0 N N 10637328 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10637330 13.55 7.55 6 13.1 7.1 10/01/2008 6 1 25 N 0 N N 10637332 0 0 0 0 0 0 0 0 N 0 N N 10637334 13.53 7.53 6 13.08 7.08 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637338 13.49 7.49 6 13.04 7.04 10/01/2008 6 1 25 N 0 N N 10637340 13.74 7.74 6 13.29 7.29 10/01/2011 6 1 25 N 0 N N 10637342 0 0 0 0 0 0 0 0 N 0 N N 10637344 14.4 8.4 6 13.95 7.95 10/01/2008 6 1 25 N 0 N N 10637346 0 0 0 0 0 0 0 0 N 0 N N 10637348 15.4 9.4 6 14.95 8.95 10/01/2008 6 1 25 N 0 N N 10637350 0 0 0 0 0 0 0 0 N 0 N Y 10637352 13.45 7.45 6 13 7 10/01/2008 6 1 25 N 0 N N 10637354 13.99 7.99 6 13.54 7.54 10/01/2009 6 1 25 N 0 N N 10637356 0 0 0 0 0 0 0 0 N 0 N Y 10637358 15.5 9.5 6 15.05 9.05 10/01/2008 6 1 25 N 0 N N 10637360 0 0 0 0 0 0 0 0 N 0 N Y 10637362 14.8 8.8 6 14.35 8.35 10/01/2008 6 1 25 N 0 N N 10637364 14.4 8.4 6 13.95 7.95 10/01/2008 6 1 25 N 0 N N 10637366 15.15 9.15 6 14.7 8.7 10/01/2008 6 1 25 N 0 N N 10637368 15.25 9.25 6 14.8 8.8 10/01/2008 6 1 25 N 0 N N 10637370 15.85 9.85 6 15.4 9.4 10/01/2009 6 1 25 N 0 N N 10637372 0 0 0 0 0 0 0 0 N 0 N N 10637374 0 0 0 0 0 0 0 0 N 0 N N 10637378 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 N 0 N N 10637380 12.79 6.79 6 12.34 6.34 10/01/2008 6 1 25 N 0 N N 10637382 0 0 0 0 0 0 0 0 N 0 N N 10637384 16.3 10.3 6 15.85 9.85 10/01/2008 6 1 25 N 0 N N 10637388 0 0 0 0 0 0 0 0 N 0 N Y 10637390 13.09 7.09 6 12.64 6.64 10/01/2008 6 1 25 N 0 N N 10637392 13.975 7.975 6 13.525 7.525 10/01/2008 6 1 25 N 0 N N 10637396 0 0 0 0 0 0 0 0 N 0 N N 10637398 12.9 6.9 6 12.45 6.45 10/01/2011 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637400 13.65 7.65 6 13.2 7.2 10/01/2008 6 1 25 N 0 N N 10637402 14.05 8.05 6 13.6 7.6 10/01/2008 6 1 25 N 0 N N 10637404 0 0 0 0 0 0 0 0 N 0 N Y 10637406 14.6 8.6 6 14.15 8.15 10/01/2008 6 1 25 N 0 N N 10637408 0 0 0 0 0 0 0 0 N 0 N N 10637410 0 0 0 0 0 0 0 0 N 0 N Y 10637412 0 0 0 0 0 0 0 0 N 0 N Y 10637414 0 0 0 0 0 0 0 0 N 0 N Y 10637416 0 0 0 0 0 0 0 0 N 0 N Y 10637418 14.35 8.35 6 13.9 7.9 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10637420 16.65 10.65 6 16.2 10.2 10/01/2008 6 1 25 N 0 N N 10637424 13.45 7.45 6 13 7 10/01/2008 6 1 25 N 0 N N 10637428 14.69 8.69 6 14.24 8.24 10/01/2008 6 1 25 N 0 N N 10637432 0 0 0 0 0 0 0 0 N 0 N N 10637434 0 0 0 0 0 0 0 0 N 0 N N 10637438 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 N 0 N N 10637442 14.6 8.6 6 14.15 8.15 10/01/2008 6 1 25 N 0 N N 10637444 0 0 0 0 0 0 0 0 N 0 N N 10637448 14.29 8.29 6 13.84 7.84 10/01/2008 6 1 25 N 0 N N 10637450 0 0 0 0 0 0 0 0 N 0 N N 10637452 0 0 0 0 0 0 0 0 N 0 N Y 10637454 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10637460 13.64 7.64 6 13.19 7.19 10/01/2008 6 1 25 N 0 N N 10637462 14.3 8.3 6 13.85 7.85 10/01/2009 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637464 0 0 0 0 0 0 0 0 N 0 N N 10637466 13.4 7.4 6 12.95 6.95 10/01/2008 6 1 25 N 0 N N 10637470 0 0 0 0 0 0 0 0 N 0 N N 10637474 13.45 7.45 6 13 7 10/01/2008 6 1 25 N 0 N N 10637478 13.8 7.8 6 13.35 7.35 10/01/2008 6 1 25 N 0 N N 10637480 13.875 7.875 6 13.425 7.425 10/01/2008 6 1 25 N 0 N N 10637486 13.475 7.475 6 13.025 7.025 10/01/2008 6 1 25 N 0 N N 10637488 0 0 0 0 0 0 0 0 N 0 N Y 10637490 14.25 8.25 6 13.8 7.8 10/01/2009 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637492 15.35 9.35 6 14.9 8.9 10/01/2008 6 1 25 N 0 N N 10637494 0 0 0 0 0 0 0 0 N 0 N Y 10637496 15.4 9.4 6 14.95 8.95 10/01/2008 6 1 25 N 0 N N 10637498 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 N 0 N N 10637500 13.49 7.49 6 13.04 7.04 10/01/2008 6 1 25 N 0 N N 10637502 13.55 7.55 6 13.1 7.1 09/01/2008 6 1 25 N 0 N N 10637504 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10637506 14.575 8.575 6 14.125 8.125 10/01/2008 6 1 25 N 0 N N 10637508 0 0 0 0 0 0 0 0 N 0 N N 10637512 15.85 9.85 6 15.4 9.4 10/01/2008 6 1 25 N 0 N N 10637514 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10637518 0 0 0 0 0 0 0 0 N 0 N N 10637520 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637522 15.45 9.45 6 15 9 10/01/2008 6 1 25 N 0 N N 10637524 16.5 10.5 6 16.05 10.05 10/01/2008 6 1 25 N 0 N N 10637526 14.2 8.2 6 13.75 7.75 10/01/2008 6 1 25 N 0 N N 10637528 15.15 9.15 6 14.7 8.7 10/01/2009 6 1 25 N 0 N N 10637532 0 0 0 0 0 0 0 0 N 0 N Y 10637534 0 0 0 0 0 0 0 0 N 0 N N 10637536 0 0 0 0 0 0 0 0 N 0 N Y 10637538 13.8 7.8 6 13.35 7.35 10/01/2008 6 1 25 N 0 N N 10637540 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10637542 0 0 0 0 0 0 0 0 N 0 N N 10637544 13.45 7.45 6 13 7 10/01/2008 6 1 25 N 0 N N 10637546 0 0 0 0 0 0 0 0 N 0 N Y 10637548 0 0 0 0 0 0 0 0 N 0 N Y 10637552 14.95 8.95 6 14.5 8.5 10/01/2009 6 1 25 N 0 N N 10637554 0 0 0 0 0 0 0 0 N 0 N Y 10637556 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10637558 15.2 9.2 6 14.75 8.75 10/01/2008 6 1 25 N 0 N N 10637560 13.8 7.8 6 13.35 7.35 10/01/2009 6 1 25 N 0 N N 10637562 13.35 7.35 6 12.9 6.9 10/01/2008 6 1 25 N 0 N N 10637564 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10637566 16.49 10.49 6 16.04 10.04 10/01/2008 6 1 25 N 0 N N 10637570 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10637572 0 0 0 0 0 0 0 0 N 0 N Y 10637574 0 0 0 0 0 0 0 0 N 0 N N 10637576 14.8 8.8 6 14.35 8.35 10/01/2008 6 1 25 N 0 N N 10637580 0 0 0 0 0 0 0 0 N 0 N Y 10637584 14.75 8.75 6 14.3 8.3 10/01/2009 6 1 25 N 0 N N 10637586 16.325 10.325 6 15.875 9.875 10/01/2008 6 1 25 N 0 N N 10637588 0 0 0 0 0 0 0 0 N 0 N Y 10637590 13.975 7.975 6 13.525 7.525 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637592 13.6 7.6 6 13.15 7.15 10/01/2008 6 1 25 N 0 N N 10637596 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10637598 15.45 9.45 6 15 9 10/01/2008 6 1 25 N 0 N N 10637600 0 0 0 0 0 0 0 0 N 0 N N 10637602 0 0 0 0 0 0 0 0 N 0 N N 10637604 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10637608 14.85 8.85 6 14.4 8.4 10/01/2008 6 1 25 N 0 N N 10637610 0 0 0 0 0 0 0 0 N 0 N N 10637612 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10637614 0 0 0 0 0 0 0 0 N 0 N N 10637616 12.9 6.9 6 12.45 6.45 10/01/2008 6 1 25 N 0 N N 10637618 13.6 7.6 6 13.15 7.15 10/01/2009 6 1 25 N 0 N N 10637620 0 0 0 0 0 0 0 0 N 0 N N 10637624 12.6 6.6 6 12.15 6.15 10/01/2008 6 1 25 N 0 N N 10637626 0 0 0 0 0 0 0 0 N 0 N N 10637628 13.8 7.8 6 13.35 7.35 10/01/2008 6 1 25 N 0 N N 10637630 13.9 7.9 6 13.45 7.45 10/01/2009 6 1 25 N 0 N N 10637632 15.68 9.68 6 15.23 9.23 10/01/2008 6 1 25 N 0 N N 10637636 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 N 0 N N 10637638 16.7 10.7 6 16.25 10.25 10/01/2008 6 1 25 N 0 N N 10637640 13.975 7.975 6 13.525 7.525 10/01/2008 6 1 25 N 0 N N 10637642 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10637644 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10637646 16.25 10.25 6 15.8 9.8 10/01/2008 6 1 25 N 0 N N 10637648 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10637650 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 N 0 N N 10637652 15.99 9.99 6 15.54 9.54 10/01/2008 6 1 25 N 0 N N 10637654 0 0 0 0 0 0 0 0 N 0 N N 10637656 0 0 0 0 0 0 0 0 N 0 N N 10637658 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 N 0 N N 10637660 15.3 9.3 6 14.85 8.85 10/01/2008 6 1 25 N 0 N N 10637662 13.65 7.65 6 13.2 7.2 10/01/2008 6 1 25 N 0 N N 10637664 0 0 0 0 0 0 0 0 N 0 N N 10637666 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 N 0 N N 10637668 16.45 10.45 6 16 10 10/01/2008 6 1 25 N 0 N N 10637670 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10637672 15 9 6 14.55 8.55 10/01/2008 6 1 25 N 0 N N 10637674 13.6 7.6 6 13.15 7.15 10/01/2009 6 1 25 N 0 N N 10637676 0 0 0 0 0 0 0 0 N 0 N Y 10637678 15.35 9.35 6 14.9 8.9 10/01/2008 6 1 25 N 0 N N 10637680 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10637682 0 0 0 0 0 0 0 0 N 0 N Y 10637684 13.5 7.5 6 13.05 7.05 10/01/2008 6 1 25 N 0 N N 10637686 0 0 0 0 0 0 0 0 N 0 N N 10637688 0 0 0 0 0 0 0 0 N 0 N N 10637690 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10637694 16.4 10.4 6 15.95 9.95 10/01/2008 6 1 25 N 0 N N 10637698 13.05 7.05 6 12.6 6.6 10/01/2008 6 1 25 N 0 N N 10637700 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10637702 14.15 8.15 6 13.7 7.7 10/01/2009 6 1 25 N 0 N N 10637704 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10637706 14.85 8.85 6 14.4 8.4 10/01/2008 6 1 25 N 0 N N 10637710 0 0 0 0 0 0 0 0 N 0 N N 10637712 15.8 9.8 6 15.35 9.35 10/01/2008 6 1 25 N 0 N N 10637714 0 0 0 0 0 0 0 0 N 0 N N 10637716 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 N 0 N N 10637718 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10637720 16.6 10.6 6 16.15 10.15 10/01/2008 6 1 25 N 0 N N 10637722 0 0 0 0 0 0 0 0 N 0 N N 10637726 0 0 0 0 0 0 0 0 N 0 N N 10637728 13.5 7.5 6 13.05 7.05 10/01/2008 6 1 25 N 0 N N 10637734 15.4 9.4 6 14.95 8.95 10/01/2008 6 1 25 N 0 N N 10637736 15.8 9.8 6 15.35 9.35 10/01/2008 6 1 25 N 0 N N 10637738 14.3 8.3 6 13.85 7.85 10/01/2008 6 1 25 N 0 N N 10637740 0 0 0 0 0 0 0 0 N 0 N N 10637742 0 0 0 0 0 0 0 0 N 0 N N 10637746 0 0 0 0 0 0 0 0 N 0 N Y 10637748 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10637750 0 0 0 0 0 0 0 0 N 0 N N 10637752 13.65 7.65 6 13.2 7.2 10/01/2009 6 1 25 N 0 N N 10637754 12.7 6.7 6 12.25 6.25 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637758 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637760 16.75 10.75 6 16.3 10.3 10/01/2009 6 1 25 N 0 N N 10637762 0 0 0 0 0 0 0 0 N 0 N N 10637766 15.925 9.925 6 15.475 9.475 10/01/2009 6 1 25 N 0 N N 10637768 0 0 0 0 0 0 0 0 N 0 N Y 10637772 14.6 8.6 6 14.15 8.15 10/01/2008 6 1 25 N 0 N N 10637774 0 0 0 0 0 0 0 0 N 0 N Y 10637776 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10637778 12.875 6.875 6 12.425 6.425 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10637780 0 0 0 0 0 0 0 0 N 0 N N 10637782 0 0 0 0 0 0 0 0 N 0 N N 10637784 15.99 9.99 6 15.54 9.54 10/01/2008 6 1 25 N 0 N N 10637786 0 0 0 0 0 0 0 0 N 0 N Y 10637788 15.05 9.05 6 14.6 8.6 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637790 0 0 0 0 0 0 0 0 N 0 N N 10637792 15.5 9.5 6 15.05 9.05 10/01/2009 6 1 25 N 0 N N 10637794 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 N 0 N N 10637798 0 0 0 0 0 0 0 0 N 0 N N 10637806 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10637808 14.35 8.35 6 13.9 7.9 10/01/2008 6 1 25 N 0 N N 10637810 15.45 9.45 6 15 9 10/01/2009 6 1 25 N 0 N N 10637814 15.75 9.75 6 15.3 9.3 10/01/2008 6 1 25 N 0 N N 10637818 0 0 0 0 0 0 0 0 N 0 N Y 10637822 0 0 0 0 0 0 0 0 N 0 N N 10637826 0 0 0 0 0 0 0 0 N 0 N N 10637830 0 0 0 0 0 0 0 0 N 0 N N 10637832 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637836 0 0 0 0 0 0 0 0 N 0 N N 10637840 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10637842 15.45 9.45 6 15 9 10/01/2009 6 1 25 N 0 N N 10637844 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10637846 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10637848 0 0 0 0 0 0 0 0 N 0 N Y 10637850 14.1 8.1 6 13.65 7.65 10/01/2008 6 1 25 N 0 N N 10637860 15.65 9.65 6 15.2 9.2 10/01/2008 6 1 25 N 0 N N 10637862 0 0 0 0 0 0 0 0 N 0 N Y 10637870 13.4 7.4 6 12.95 6.95 10/01/2008 6 1 25 N 0 N N 10637878 0 0 0 0 0 0 0 0 N 0 N N 10637880 14.6 8.6 6 14.15 8.15 10/01/2008 6 1 25 N 0 N N 10637882 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10637886 13.4 7.4 6 12.95 6.95 10/01/2011 6 1 25 N 0 N N 10637888 0 0 0 0 0 0 0 0 N 0 N N 10637892 15.9 9.9 6 15.45 9.45 10/01/2008 6 1 25 N 0 N N 10637894 0 0 0 0 0 0 0 0 N 0 N N 10637896 0 0 0 0 0 0 0 0 N 0 N Y 10637898 0 0 0 0 0 0 0 0 N 0 N N 10637900 15.6 9.6 6 15.15 9.15 10/01/2008 6 1 25 N 0 N N 10637902 13.55 7.55 6 13.1 7.1 10/01/2008 6 1 25 N 0 N N 10637904 13.65 7.65 6 13.2 7.2 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637906 14.35 8.35 6 13.9 7.9 10/01/2011 6 1 25 N 0 N N 10637908 13.24 7.24 6 12.79 6.79 10/01/2008 6 1 25 N 0 N N 10637910 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10637914 0 0 0 0 0 0 0 0 N 0 N Y 10637922 13.99 7.99 6 13.54 7.54 10/01/2009 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637924 13.4 7.4 6 12.95 6.95 10/01/2008 6 1 25 N 0 N N 10637926 14.45 8.45 6 14 8 10/01/2008 6 1 25 N 0 N N 10637930 15.35 9.35 6 14.9 8.9 10/01/2008 6 1 25 N 0 N N 10637932 12.85 6.85 6 12.4 6.4 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637936 0 0 0 0 0 0 0 0 N 0 N N 10637938 15.6 9.6 6 15.15 9.15 10/01/2009 6 1 25 N 0 N N 10637940 15.65 9.65 6 15.2 9.2 10/01/2008 6 1 25 N 0 N N 10637942 13.54 7.54 6 13.09 7.09 10/01/2009 6 1 25 N 0 N N 10637944 0 0 0 0 0 0 0 0 N 0 N N 10637946 0 0 0 0 0 0 0 0 N 0 N N 10637948 0 0 0 0 0 0 0 0 N 0 N Y 10637952 0 0 0 0 0 0 0 0 N 0 N N 10637954 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10637958 15.05 9.05 6 14.6 8.6 10/01/2011 6 1 25 N 0 N N 10637960 0 0 0 0 0 0 0 0 N 0 N N 10637962 13.65 7.65 6 13.2 7.2 10/01/2008 6 1 25 N 0 N N 10637964 0 0 0 0 0 0 0 0 N 0 N N 10637968 14.525 8.525 6 14.075 8.075 10/01/2008 6 1 25 N 0 N N 10637972 0 0 0 0 0 0 0 0 N 0 N N 10637978 15.65 9.65 6 15.2 9.2 10/01/2008 6 1 25 N 0 N N 10637980 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10637982 17.4 11.4 6 16.95 10.95 10/01/2008 6 1 25 N 0 N N 10637986 13.8 7.8 6 13.35 7.35 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637988 13.2 7.2 6 12.75 6.75 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10637990 15.95 9.95 6 15.5 9.5 10/01/2008 6 1 25 N 0 N N 10637994 15.99 9.99 6 15.54 9.54 10/01/2008 6 1 25 N 0 N N 10637996 13.19 7.19 6 12.74 6.74 10/01/2008 6 1 25 N 0 N N 10637998 13.6 7.6 6 13.15 7.15 10/01/2008 6 1 25 N 0 N N 10638002 0 0 0 0 0 0 0 0 N 0 N Y 10638006 13.25 7.25 6 12.8 6.8 10/01/2008 6 1 25 N 0 N N 10638008 15.95 9.95 6 15.5 9.5 10/01/2008 6 1 25 N 0 N N 10638014 0 0 0 0 0 0 0 0 N 0 N Y 10638016 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 N 0 N N 10638020 0 0 0 0 0 0 0 0 N 0 N Y 10638024 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 N 0 N N 10638026 0 0 0 0 0 0 0 0 N 0 N N 10638028 14.2 8.2 6 13.75 7.75 10/01/2008 6 1 25 N 0 N N 10638034 15.8 9.8 6 15.35 9.35 10/01/2009 6 1 25 N 0 N N 10638038 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10638040 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 N 0 N N 10638042 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10638044 15.75 9.75 6 15.3 9.3 10/01/2008 6 1 25 N 0 N N 10638054 14.05 8.05 6 13.6 7.6 10/01/2008 6 1 25 N 0 N N 10638056 0 0 0 0 0 0 0 0 N 0 N N 10638060 0 0 0 0 0 0 0 0 N 0 N N 10638066 0 0 0 0 0 0 0 0 N 0 N Y 10638070 15.99 9.99 6 15.54 9.54 10/01/2008 6 1 25 N 0 N N 10638072 12.99 6.99 6 12.54 6.54 10/01/2008 6 1 25 N 0 N N 10638078 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 N 0 N N 10638080 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 N 0 N N 10638082 13.35 7.35 6 12.9 6.9 10/01/2008 6 1 25 N 0 N N 10638086 0 0 0 0 0 0 0 0 N 0 N N 10638088 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 N 0 N N 10638090 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10638092 0 0 0 0 0 0 0 0 N 0 N N 10638094 14.45 8.45 6 14 8 10/01/2008 6 1 25 N 0 N N 10638096 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10638098 13.6 7.6 6 13.15 7.15 10/01/2008 6 1 25 N 0 N N 10638100 15.075 9.075 6 14.625 8.625 10/01/2009 6 1 25 N 0 N N 10638106 14.64 8.64 6 14.19 8.19 10/01/2008 6 1 25 N 0 N N 10638110 0 0 0 0 0 0 0 0 N 0 N N 10638112 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10638114 13.99 7.99 6 13.54 7.54 10/01/2009 6 1 25 N 0 N N 10638116 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10638120 13.19 7.19 6 12.74 6.74 10/01/2008 6 1 25 N 0 N N 10638130 15.5 9.5 6 15.05 9.05 10/01/2008 6 1 25 N 0 N N 10638132 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 N 0 N N 10638138 14.19 8.19 6 13.74 7.74 10/01/2008 6 1 25 N 0 N N 10638144 0 0 0 0 0 0 0 0 N 0 N N 10638146 14.5 8.5 6 14.05 8.05 10/01/2009 6 1 25 N 0 N N 10638150 15.55 9.55 6 15.1 9.1 10/01/2008 6 1 25 N 0 N N 10638152 0 0 0 0 0 0 0 0 N 0 N N 10638156 15.74 9.74 6 15.29 9.29 10/01/2008 6 1 25 N 0 N N 10638158 15.2 9.2 6 14.75 8.75 10/01/2008 6 1 25 N 0 N N 10638160 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 N 0 N N 10638164 16.3 10.3 6 15.85 9.85 10/01/2008 6 1 25 N 0 N N 10638166 0 0 0 0 0 0 0 0 N 0 N N 10638168 12.85 6.85 6 12.4 6.4 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10638172 13.24 7.24 6 12.79 6.79 10/01/2008 6 1 25 N 0 N N 10638174 15.7 9.7 6 15.25 9.25 10/01/2008 6 1 25 N 0 N N 10638176 0 0 0 0 0 0 0 0 N 0 N Y 10638182 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 N 0 N N 10638184 13.55 7.55 6 13.1 7.1 10/01/2008 6 1 25 N 0 N N 10638188 16.75 10.75 6 16.3 10.3 10/01/2009 6 1 25 N 0 N N 10638192 0 0 0 0 0 0 0 0 N 0 N N 10638198 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10638200 0 0 0 0 0 0 0 0 Y 60 09/01/2011 10/01/2011 N N 10638202 0 0 0 0 0 0 0 0 N 0 N N 10638204 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 N 0 N N 10638206 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 N 0 N N 10638208 13.725 7.725 6 13.275 7.275 10/01/2009 6 1 25 N 0 N N 10638210 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10638212 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 N 0 N N 10638214 0 0 0 0 0 0 0 0 N 0 N N 10638216 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 N 0 N N 10638218 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 N 0 N N 10638222 13.065 7.065 6 12.615 6.615 10/01/2009 6 1 25 N 0 N N 10638224 0 0 0 0 0 0 0 0 N 0 N N 10638228 14.55 8.55 6 14.1 8.1 10/01/2009 6 1 25 N 0 N N 10638230 13.8 7.8 6 13.35 7.35 10/01/2008 6 1 25 N 0 N N 10638232 13.8 7.8 6 13.35 7.35 10/01/2008 6 1 25 N 0 N N 10638234 0 0 0 0 0 0 0 0 N 0 N N 10638236 15 9 6 14.55 8.55 10/01/2008 6 1 25 N 0 N N 10638238 13.99 7.99 6 13.54 7.54 10/01/2009 6 1 25 N 0 N N 10638242 13.55 7.55 6 13.1 7.1 10/01/2008 6 1 25 N 0 N N 10638246 15.1 9.1 6 14.65 8.65 10/01/2008 6 1 25 N 0 N N 10638248 12.99 6.99 6 12.54 6.54 10/01/2008 6 1 25 N 0 N N 10638250 0 0 0 0 0 0 0 0 N 0 N N 10638252 15.7 9.7 6 15.25 9.25 10/01/2008 6 1 25 N 0 N N 10638254 0 0 0 0 0 0 0 0 N 0 N N 10638256 13.15 7.15 6 12.7 6.7 10/01/2008 6 1 25 N 0 N N 10638258 14.05 8.05 6 13.6 7.6 10/01/2009 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10638260 15.3 9.3 6 14.85 8.85 10/01/2008 6 1 25 N 0 N N 10638262 0 0 0 0 0 0 0 0 N 0 N N 10638266 14.35 8.35 6 13.9 7.9 10/01/2011 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10638268 0 0 0 0 0 0 0 0 N 0 N N 10638274 15.25 9.25 6 14.8 8.8 10/01/2008 6 1 25 N 0 N N 10638276 15.15 9.15 6 14.7 8.7 10/01/2008 6 1 25 N 0 N N 10638278 13.64 7.64 6 13.19 7.19 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10638284 12.99 6.99 6 12.54 6.54 10/01/2008 6 1 25 N 0 N N 10638286 0 0 0 0 0 0 0 0 N 0 N N 10638288 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10638292 14.8 8.8 6 14.35 8.35 10/01/2008 6 1 25 N 0 N N 10638296 0 0 0 0 0 0 0 0 N 0 N N 10638298 13.54 7.54 6 13.09 7.09 10/01/2008 6 1 25 N 0 N N 10638300 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 N 0 N N 10638302 14.35 8.35 6 13.9 7.9 10/01/2008 6 1 25 N 0 N N 10638306 16.45 10.45 6 16 10 10/01/2008 6 1 25 N 0 N N 10638308 16.35 10.35 6 15.9 9.9 10/01/2008 6 1 25 N 0 N N 10638312 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 N 0 N N 10638314 15.65 9.65 6 15.2 9.2 10/01/2008 6 1 25 N 0 N N 10638316 0 0 0 0 0 0 0 0 N 0 N N 10638320 14 8 6 13.55 7.55 10/01/2008 6 1 25 N 0 N N 10638322 0 0 0 0 0 0 0 0 N 0 N N 10638324 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10638330 13.24 7.24 6 12.79 6.79 10/01/2008 6 1 25 N 0 N N 10638332 12.275 6.275 6 11.825 5.825 10/01/2008 6 1 25 N 0 N N 10638336 0 0 0 0 0 0 0 0 N 0 N N 10638338 0 0 0 0 0 0 0 0 N 0 N N 10638340 14.3 8.3 6 13.85 7.85 10/01/2008 6 1 25 N 0 N N 10638342 0 0 0 0 0 0 0 0 N 0 N N 10638344 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10638346 0 0 0 0 0 0 0 0 N 0 N N 10638348 0 0 0 0 0 0 0 0 N 0 N N 10638350 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10638352 0 0 0 0 0 0 0 0 N 0 N N 10638354 15.99 9.99 6 15.54 9.54 10/01/2008 6 1 25 N 0 N N 10638358 0 0 0 0 0 0 0 0 N 0 N Y 10638360 0 0 0 0 0 0 0 0 N 0 N N 10638362 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 N 0 N N 10638364 15.55 9.55 6 15.1 9.1 10/01/2008 6 1 25 N 0 N N 10638366 13.25 7.25 6 12.8 6.8 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10638368 14.1 8.1 6 13.65 7.65 10/01/2008 6 1 25 N 0 N N 10638370 15.85 9.85 6 15.4 9.4 10/01/2008 6 1 25 N 0 N N 10638372 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10638374 15.99 9.99 6 15.54 9.54 10/01/2008 6 1 25 N 0 N N 10638376 15.05 9.05 6 14.6 8.6 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10638378 15.1 9.1 6 14.65 8.65 10/01/2008 6 1 25 N 0 N N 10638384 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10638386 0 0 0 0 0 0 0 0 N 0 N Y 10638390 15.2 9.2 6 14.75 8.75 10/01/2008 6 1 25 N 0 N N 10638392 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10638394 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 N 0 N N 10638396 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10638398 13.15 7.15 6 12.7 6.7 10/01/2008 6 1 25 N 0 N N 10638400 0 0 0 0 0 0 0 0 N 0 N N 10638402 14.3 8.3 6 13.85 7.85 10/01/2008 6 1 25 N 0 N N 10638408 0 0 0 0 0 0 0 0 N 0 N N 10638410 0 0 0 0 0 0 0 0 N 0 N N 10638412 15.4 9.4 6 14.95 8.95 10/01/2008 6 1 25 N 0 N N 10638416 0 0 0 0 0 0 0 0 N 0 N Y 10638418 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 N 0 N N 10638420 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10638422 15.25 9.25 6 14.8 8.8 10/01/2008 6 1 25 N 0 N N 10638424 14.2 8.2 6 13.75 7.75 10/01/2008 6 1 25 N 0 N N 10638426 15.049 9.049 6 14.599 8.599 10/01/2009 6 1 25 N 0 N N 10638428 0 0 0 0 0 0 0 0 N 0 N Y 10638430 13.1 7.1 6 12.65 6.65 10/01/2008 6 1 25 N 0 N N 10638432 14.85 8.85 6 14.4 8.4 10/01/2008 6 1 25 N 0 N N 10638436 0 0 0 0 0 0 0 0 N 0 N N 10638438 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 N 0 N N 10638440 0 0 0 0 0 0 0 0 N 0 N N 10638442 13.85 7.85 6 13.4 7.4 10/01/2009 6 1 25 N 0 N N 10638444 0 0 0 0 0 0 0 0 36 N 0 N Y 10638448 0 0 0 0 0 0 0 0 N 0 N N 10638450 0 0 0 0 0 0 0 0 N 0 N N 10638452 16.7 10.7 6 16.25 10.25 10/01/2009 6 1 25 N 0 N N 10638462 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10638466 0 0 0 0 0 0 0 0 N 0 N N 10638468 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10638470 12.89 6.89 6 12.44 6.44 10/01/2008 6 1 25 N 0 N N 10638472 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10638474 14.45 8.45 6 14 8 10/01/2008 6 1 25 N 0 N N 10638476 13.95 7.95 6 13.5 7.5 10/01/2009 6 1 25 N 0 N N 10638480 0 0 0 0 0 0 0 0 N 0 N N 10638484 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 N 0 N N 10638486 14.6 8.6 6 14.15 8.15 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10638490 0 0 0 0 0 0 0 0 N 0 N N 10638496 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10638498 15.8 9.8 6 15.35 9.35 10/01/2009 6 1 25 N 0 N N 10638500 0 0 0 0 0 0 0 0 N 0 N N 10638504 13.05 7.05 6 12.6 6.6 10/01/2008 6 1 25 N 0 N N 10638506 0 0 0 0 0 0 0 0 N 0 N Y 10638508 13.5 7.5 6 13.05 7.05 10/01/2008 6 1 25 N 0 N N 10638512 13.125 7.125 6 12.675 6.675 10/01/2009 6 1 25 N 0 N N 10638514 14.95 8.95 6 14.5 8.5 10/01/2009 6 1 25 N 0 N N 10638516 0 0 0 0 0 0 0 0 N 0 N N 10638520 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 N 0 N N 10638524 14.5 8.5 6 14.05 8.05 10/01/2009 6 1 25 N 0 N N 10638526 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 N 0 N N 10638530 14.48 8.48 6 14.03 8.03 10/01/2008 6 1 25 N 0 N N 10638532 15.5 9.5 6 15.05 9.05 10/01/2008 6 1 25 N 0 N N 10638534 13.775 7.775 6 13.325 7.325 10/01/2008 6 1 25 N 0 N N 10638536 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10638546 13.35 7.35 6 12.9 6.9 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10638550 0 0 0 0 0 0 0 0 N 0 N N 10638552 15.65 9.65 6 15.2 9.2 10/01/2008 6 1 25 N 0 N N 10638554 0 0 0 0 0 0 0 0 N 0 N N 10638556 13.7 7.7 6 13.25 7.25 10/01/2009 6 1 25 N 0 N N 10638558 13.49 7.49 6 13.04 7.04 10/01/2008 6 1 25 N 0 N N 10638560 15.8 9.8 6 15.35 9.35 10/01/2009 6 1 25 N 0 N N 10638562 0 0 0 0 0 0 0 0 N 0 N N 10638566 13.54 7.54 6 13.09 7.09 10/01/2008 6 1 25 N 0 N N 10638572 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 N 0 N N 10638574 0 0 0 0 0 0 0 0 N 0 N Y 10638584 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10638586 15.5 9.5 6 15.05 9.05 10/01/2008 6 1 25 N 0 N N 10638588 15.2 9.2 6 14.75 8.75 10/01/2011 6 1 25 N 0 N N 10638590 14 8 6 13.55 7.55 10/01/2009 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10638592 12.99 6.99 6 12.54 6.54 10/01/2008 6 1 25 N 0 N N 10638594 18 12 6 17.55 11.55 10/01/2008 6 1 25 N 0 N N 10638598 0 0 0 0 0 0 0 0 N 0 N N 10638600 0 0 0 0 0 0 0 0 N 0 N N 10638602 0 0 0 0 0 0 0 0 N 0 N N 10638604 0 0 0 0 0 0 0 0 N 0 N N 10638606 0 0 0 0 0 0 0 0 N 0 N Y 10638608 14.9 8.9 6 14.45 8.45 10/01/2009 6 1 25 N 0 N N 10638610 0 0 0 0 0 0 0 0 N 0 N N 10638614 0 0 0 0 0 0 0 0 N 0 N N 10638620 15.5 9.5 6 15.05 9.05 10/01/2008 6 1 25 N 0 N N 10638624 0 0 0 0 0 0 0 0 N 0 N N 10638628 0 0 0 0 0 0 0 0 N 0 N N 10638632 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10638634 0 0 0 0 0 0 0 0 N 0 N N 10638636 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10638640 0 0 0 0 0 0 0 0 N 0 N Y 10638642 0 0 0 0 0 0 0 0 N 0 N N 10638644 0 0 0 0 0 0 0 0 N 0 N N 10638650 0 0 0 0 0 0 0 0 N 0 N N 10638652 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10638656 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10638658 0 0 0 0 0 0 0 0 N 0 N N 10638660 14.275 8.275 6 13.825 7.825 10/01/2008 6 1 25 N 0 N N 10638662 16.325 10.325 6 15.875 9.875 10/01/2008 6 1 25 N 0 N N 10638664 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10638668 13.25 7.25 6 12.8 6.8 10/01/2008 6 1 25 N 0 N N 10638670 0 0 0 0 0 0 0 0 N 0 N Y 10638674 14 8 6 13.55 7.55 10/01/2008 6 1 25 N 0 N N 10638676 0 0 0 0 0 0 0 0 N 0 N Y 10638678 14.55 8.55 6 14.1 8.1 10/01/2009 6 1 25 N 0 N N 10638680 14.475 8.475 6 14.025 8.025 10/01/2008 6 1 25 N 0 N N 10638682 0 0 0 0 0 0 0 0 N 0 N N 10638684 13.55 7.55 6 13.1 7.1 10/01/2008 6 1 25 N 0 N N 10638686 15.225 9.225 6 14.775 8.775 10/01/2008 6 1 25 N 0 N N 10638688 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10638692 13.69 7.69 6 13.24 7.24 10/01/2008 6 1 25 N 0 N N 10638694 15.15 9.15 6 14.7 8.7 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10638696 0 0 0 0 0 0 0 0 N 0 N N 10638698 15.05 9.05 6 14.6 8.6 10/01/2008 6 1 25 N 0 N N 10638704 15.25 9.25 6 14.8 8.8 10/01/2008 6 1 25 N 0 N N 10638708 14.425 8.425 6 13.975 7.975 10/01/2011 6 1 25 N 0 N N 10638710 15.95 9.95 6 15.5 9.5 10/01/2008 6 1 25 N 0 N N 10638712 0 0 0 0 0 0 0 0 N 0 N N 10638714 13.8 7.8 6 13.35 7.35 10/01/2009 6 1 25 N 0 N N 10638716 12.69 6.69 6 12.24 6.24 10/01/2008 6 1 25 N 0 N N 10638718 13.8 7.8 6 13.35 7.35 10/01/2009 6 1 25 N 0 N N 10638722 0 0 0 0 0 0 0 0 N 0 N N 10638724 0 0 0 0 0 0 0 0 N 0 N Y 10638726 14.35 8.35 6 13.9 7.9 10/01/2008 6 1 25 N 0 N N 10638728 17.45 11.45 6 17 11 10/01/2008 6 1 25 N 0 N N 10638730 13 7 6 12.55 6.55 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10638732 15.9 9.9 6 15.45 9.45 10/01/2008 6 1 25 N 0 N N 10638734 15.04 9.04 6 14.59 8.59 10/01/2008 6 1 25 N 0 N N 10638736 0 0 0 0 0 0 0 0 N 0 N N 10638738 0 0 0 0 0 0 0 0 N 0 N N 10638740 13.09 7.09 6 12.64 6.64 10/01/2008 6 1 25 N 0 N N 10638742 13.2 7.2 6 12.75 6.75 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10638744 0 0 0 0 0 0 0 0 N 0 N N 10638746 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10638754 15.34 9.34 6 14.89 8.89 10/01/2008 6 1 25 N 0 N N 10638758 0 0 0 0 0 0 0 0 N 0 N N 10638760 15 9 6 14.55 8.55 10/01/2008 6 1 25 N 0 N N 10638762 0 0 0 0 0 0 0 0 N 0 N N 10638766 0 0 0 0 0 0 0 0 N 0 N N 10638772 0 0 0 0 0 0 0 0 N 0 N N 10638776 15.4 9.4 6 14.95 8.95 10/01/2008 6 1 25 N 0 N N 10638778 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10638780 16 10 6 15.55 9.55 10/01/2008 6 1 25 N 0 N N 10638782 13.55 7.55 6 13.1 7.1 10/01/2008 6 1 25 N 0 N N 10638786 15.2 9.2 6 14.75 8.75 10/01/2008 6 1 25 N 0 N N 10638788 15.25 9.25 6 14.8 8.8 10/01/2008 6 1 25 N 0 N N 10638790 15.25 9.25 6 14.8 8.8 10/01/2008 6 1 25 N 0 N N 10638794 15.99 9.99 6 15.54 9.54 10/01/2008 6 1 25 N 0 N N 10638796 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 N 0 N N 10638798 13.55 7.55 6 13.1 7.1 10/01/2008 6 1 25 N 0 N N 10638802 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10638804 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10638806 14.2 8.2 6 13.75 7.75 10/01/2008 6 1 25 N 0 N N 10638808 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10638810 14.05 8.05 6 13.6 7.6 10/01/2009 6 1 25 N 0 N N 10638814 0 0 0 0 0 0 0 0 N 0 N N 10638816 14.4 8.4 6 13.95 7.95 10/01/2008 6 1 25 N 0 N N 10638818 0 0 0 0 0 0 0 0 N 0 N N 10638820 13.4 7.4 6 12.95 6.95 10/01/2008 6 1 25 N 0 N N 10638826 13.65 7.65 6 13.2 7.2 10/01/2008 6 1 25 N 0 N N 10638830 0 0 0 0 0 0 0 0 N 0 N Y 10638832 13.55 7.55 6 13.1 7.1 10/01/2008 6 1 25 N 0 N N 10638834 14.6 8.6 6 14.15 8.15 10/01/2008 6 1 25 N 0 N N 10638840 15.65 9.65 6 15.2 9.2 10/01/2008 6 1 25 N 0 N N 10638844 0 0 0 0 0 0 0 0 N 0 N N 10638846 15.4 9.4 6 14.95 8.95 10/01/2009 6 1 25 N 0 N N 10638848 12.94 6.94 6 12.49 6.49 10/01/2009 6 1 25 N 0 N N 10638852 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 N 0 N N 10638854 0 0 0 0 0 0 0 0 N 0 N N 10638856 12.99 6.99 6 12.54 6.54 10/01/2008 6 1 25 N 0 N N 10638860 0 0 0 0 0 0 0 0 N 0 N N 10638864 13.7 7.7 6 13.25 7.25 10/01/2009 6 1 25 N 0 N N 10638866 0 0 0 0 0 0 0 0 N 0 N N 10638868 15.75 9.75 6 15.3 9.3 10/01/2008 6 1 25 N 0 N N 10638870 0 0 0 0 0 0 0 0 N 0 N N 10638872 0 0 0 0 0 0 0 0 N 0 N N 10638874 15.5 9.5 6 15.05 9.05 10/01/2008 6 1 25 N 0 N N 10638876 14.6 8.6 6 14.15 8.15 10/01/2008 6 1 25 N 0 N N 10638878 14.05 8.05 6 13.6 7.6 10/01/2008 6 1 25 N 0 N N 10638880 0 0 0 0 0 0 0 0 N 0 N N 10638882 14.45 8.45 6 14 8 10/01/2008 6 1 25 N 0 N N 10638884 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10638890 15.34 9.34 6 14.89 8.89 10/01/2008 6 1 25 N 0 N N 10638894 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10638896 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 N 0 N N 10638900 14.375 8.375 6 13.925 7.925 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10638902 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10638906 16.65 10.65 6 16.2 10.2 10/01/2008 6 1 25 N 0 N N 10638908 12.95 6.95 6 12.5 6.5 10/01/2008 6 1 25 N 0 N N 10638910 0 0 0 0 0 0 0 0 N 0 N N 10638912 15.2 9.2 6 14.75 8.75 10/01/2008 6 1 25 N 0 N N 10638914 12.4 6.4 6 11.95 5.95 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10638916 15.8 9.8 6 15.35 9.35 10/01/2008 6 1 25 N 0 N N 10638922 14.69 8.69 6 14.24 8.24 10/01/2008 6 1 25 N 0 N N 10638924 0 0 0 0 0 0 0 0 N 0 N N 10638926 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 N 0 N N 10638928 14.6 8.6 6 14.15 8.15 10/01/2008 6 1 25 N 0 N N 10638930 13.99 7.99 6 13.54 7.54 10/01/2009 6 1 25 N 0 N N 10638932 0 0 0 0 0 0 0 0 N 0 N N 10638934 0 0 0 0 0 0 0 0 N 0 N N 10638936 0 0 0 0 0 0 0 0 N 0 N N 10638942 15.2 9.2 6 14.75 8.75 10/01/2008 6 1 25 N 0 N N 10638944 15.7 9.7 6 15.25 9.25 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10638946 0 0 0 0 0 0 0 0 Y 60 09/01/2011 10/01/2011 N N 10638952 13.79 7.79 6 13.34 7.34 10/01/2008 6 1 25 N 0 N N 10638956 13.49 7.49 6 13.04 7.04 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10638960 15.65 9.65 6 15.2 9.2 10/01/2008 6 1 25 N 0 N N 10638964 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10638970 0 0 0 0 0 0 0 0 N 0 N N 10638972 13.94 7.94 6 13.49 7.49 10/01/2008 6 1 25 N 0 N N 10638974 15.35 9.35 6 14.9 8.9 10/01/2008 6 1 25 N 0 N N 10638976 0 0 0 0 0 0 0 0 N 0 N N 10638978 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10638980 0 0 0 0 0 0 0 0 N 0 N N 10638986 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10638988 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10638990 0 0 0 0 0 0 0 0 N 0 N N 10638992 0 0 0 0 0 0 0 0 N 0 N N 10638998 0 0 0 0 0 0 0 0 N 0 N N 10639002 0 0 0 0 0 0 0 0 N 0 N N 10639004 14.14 8.14 6 13.69 7.69 10/01/2008 6 1 25 N 0 N N 10639006 15.2 9.2 6 14.75 8.75 10/01/2008 6 1 25 N 0 N N 10639010 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10639014 13.5 7.5 6 13.05 7.05 10/01/2008 6 1 25 N 0 N N 10639018 0 0 0 0 0 0 0 0 N 0 N N 10639024 15.35 9.35 6 14.9 8.9 10/01/2008 6 1 25 N 0 N N 10639026 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10639030 13.2 7.2 6 12.75 6.75 10/01/2009 6 1 25 N 0 N N 10639034 0 0 0 0 0 0 0 0 N 0 N N 10639036 0 0 0 0 0 0 0 0 N 0 N N 10639038 14.99 8.99 6 14.54 8.54 10/01/2009 6 1 25 N 0 N N 10639040 0 0 0 0 0 0 0 0 N 0 N N 10639042 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 N 0 N N 10639046 15.75 9.75 6 15.3 9.3 10/01/2008 6 1 25 N 0 N N 10639048 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10639050 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10639054 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 N 0 N N 10639058 16.5 10.5 6 16.05 10.05 10/01/2008 6 1 25 N 0 N N 10639062 15.05 9.05 6 14.6 8.6 10/01/2008 6 1 25 N 0 N N 10639064 0 0 0 0 0 0 0 0 N 0 N N 10639066 0 0 0 0 0 0 0 0 N 0 N N 10639068 16.05 10.05 6 15.6 9.6 10/01/2009 6 1 25 N 0 N N 10639070 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 N 0 N N 10639072 14.29 8.29 6 13.84 7.84 10/01/2008 6 1 25 N 0 N N 10639078 0 0 0 0 0 0 0 0 N 0 N N 10639080 13.25 7.25 6 12.8 6.8 10/01/2009 6 1 25 N 0 N N 10639084 0 0 0 0 0 0 0 0 N 0 N N 10639090 0 0 0 0 0 0 0 0 N 0 N N 10639092 13.3 7.3 6 12.85 6.85 10/01/2008 6 1 25 N 0 N N 10639094 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10639096 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10639098 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10639100 15.75 9.75 6 15.3 9.3 10/01/2009 6 1 25 N 0 N N 10639104 15.5 9.5 6 15.05 9.05 10/01/2008 6 1 25 N 0 N N 10639106 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 N 0 N N 10639108 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10639110 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10639114 16.3 10.3 6 15.85 9.85 10/01/2008 6 1 25 N 0 N N 10639118 12.95 6.95 6 12.5 6.5 10/01/2008 6 1 25 N 0 N N 10639120 15.5 9.5 6 15.05 9.05 10/01/2008 6 1 25 N 0 N N 10639122 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 N 0 N N 10639124 14.4 8.4 6 13.95 7.95 10/01/2008 6 1 25 N 0 N N 10639126 12.65 6.65 6 12.2 6.2 10/01/2009 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10639132 0 0 0 0 0 0 0 0 N 0 N N 10639134 15.7 9.7 6 15.25 9.25 10/01/2008 6 1 25 N 0 N N 10639136 0 0 0 0 0 0 0 0 N 0 N N 10639138 13.97 7.97 6 13.52 7.52 10/01/2008 6 1 25 N 0 N N 10639140 14.39 8.39 6 13.94 7.94 10/01/2008 6 1 25 N 0 N N 10639144 0 0 0 0 0 0 0 0 N 0 N N 10639148 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10639154 12.75 6.75 6 12.3 6.3 10/01/2009 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10639156 0 0 0 0 0 0 0 0 N 0 N N 10639158 0 0 0 0 0 0 0 0 N 0 N N 10639160 14.2 8.2 6 13.75 7.75 10/01/2008 6 1 25 N 0 N N 10639162 15.75 9.75 6 15.3 9.3 10/01/2008 6 1 25 N 0 N N 10639166 14.175 8.175 6 13.725 7.725 10/01/2009 6 1 25 N 0 N N 10639168 0 0 0 0 0 0 0 0 N 0 N N 10639170 0 0 0 0 0 0 0 0 N 0 N N 10639180 16.2 10.2 6 15.75 9.75 10/01/2008 6 1 25 N 0 N N 10639182 13.54 7.54 6 13.09 7.09 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10639186 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10639188 14.6 8.6 6 14.15 8.15 10/01/2008 6 1 25 N 0 N N 10639194 0 0 0 0 0 0 0 0 N 0 N N 10639196 14.275 8.275 6 13.825 7.825 10/01/2009 6 1 25 N 0 N N 10639198 0 0 0 0 0 0 0 0 Y 60 09/01/2011 10/01/2011 N N 10639202 13.8 7.8 6 13.35 7.35 10/01/2008 6 1 25 N 0 N N 10639204 0 0 0 0 0 0 0 0 N 0 N N 10639206 14.8 8.8 6 14.35 8.35 10/01/2008 6 1 25 N 0 N N 10639212 13.34 7.34 6 12.89 6.89 10/01/2008 6 1 25 N 0 N N 10639214 13.99 7.99 6 13.54 7.54 10/01/2009 6 1 25 N 0 N N 10639216 14.79 8.79 6 14.34 8.34 10/01/2008 6 1 25 N 0 N N 10639222 15.09 9.09 6 14.64 8.64 10/01/2008 6 1 25 N 0 N N 10639224 14.2 8.2 6 13.75 7.75 10/01/2008 6 1 25 N 0 N N 10639226 0 0 0 0 0 0 0 0 N 0 N Y 10639230 13.2 7.2 6 12.75 6.75 10/01/2008 6 1 25 N 0 N N 10639236 14.05 8.05 6 13.6 7.6 10/01/2008 6 1 25 N 0 N N 10639244 15.35 9.35 6 14.9 8.9 10/01/2008 6 1 25 N 0 N N 10639246 0 0 0 0 0 0 0 0 N 0 N N 10639248 0 0 0 0 0 0 0 0 N 0 N N 10639252 15.65 9.65 6 15.2 9.2 10/01/2008 6 1 25 N 0 N N 10639254 16.1 10.1 6 15.65 9.65 10/01/2008 6 1 25 N 0 N N 10639258 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 N 0 N N 10639260 0 0 0 0 0 0 0 0 N 0 N N 10639262 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 N 0 N N 10639264 0 0 0 0 0 0 0 0 N 0 N N 10639266 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10639268 0 0 0 0 0 0 0 0 N 0 N Y 10639270 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10639272 15.25 9.25 6 14.8 8.8 10/01/2008 6 1 25 N 0 N N 10639274 13.25 7.25 6 12.8 6.8 10/01/2008 6 1 25 N 0 N N 10639276 14.4 8.4 6 13.95 7.95 10/01/2008 6 1 25 N 0 N N 10639278 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10639280 0 0 0 0 0 0 0 0 N 0 N N 10639284 0 0 0 0 0 0 0 0 N 0 N N 10639286 14.4 8.4 6 13.95 7.95 10/01/2008 6 1 25 N 0 N N 10639288 15.55 9.55 6 15.1 9.1 10/01/2008 6 1 25 N 0 N N 10639294 0 0 0 0 0 0 0 0 N 0 N N 10639296 0 0 0 0 0 0 0 0 N 0 N N 10639298 16.55 10.55 6 16.1 10.1 10/01/2008 6 1 25 N 0 N N 10639300 14.35 8.35 6 13.9 7.9 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10639302 14.35 8.35 6 13.9 7.9 10/01/2008 6 1 25 N 0 N N 10639304 15 9 6 14.55 8.55 10/01/2011 6 1 25 N 0 N N 10639306 15.35 9.35 6 14.9 8.9 10/01/2009 6 1 25 N 0 N N 10639308 0 0 0 0 0 0 0 0 N 0 N N 10639310 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10639312 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10639314 0 0 0 0 0 0 0 0 N 0 N N 10639316 15.25 9.25 6 14.8 8.8 10/01/2008 6 1 25 N 0 N N 10639320 14.85 8.85 6 14.4 8.4 10/01/2008 6 1 25 N 0 N N 10639324 0 0 0 0 0 0 0 0 N 0 N N 10639328 0 0 0 0 0 0 0 0 N 0 N N 10639330 14.4 8.4 6 13.95 7.95 10/01/2008 6 1 25 N 0 N N 10639334 14 8 6 13.55 7.55 10/01/2011 6 1 25 N 0 N N 10639336 14.75 8.75 6 14.3 8.3 10/01/2011 6 1 25 N 0 N N 10639338 15.05 9.05 6 14.6 8.6 10/01/2008 6 1 25 N 0 N N 10639340 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10639342 0 0 0 0 0 0 0 0 N 0 N N 10639344 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10639348 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10639350 0 0 0 0 0 0 0 0 N 0 N N 10639352 0 0 0 0 0 0 0 0 N 0 N N 10639360 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 N 0 N N 10639368 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10639370 12.9 6.9 6 12.45 6.45 10/01/2008 6 1 25 N 0 N N 10639372 14.45 8.45 6 14 8 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10639374 0 0 0 0 0 0 0 0 N 0 N N 10639376 13.4 7.4 6 12.95 6.95 10/01/2008 6 1 25 N 0 N N 10639378 15.25 9.25 6 14.8 8.8 10/01/2008 6 1 25 N 0 N N 10639380 14.4 8.4 6 13.95 7.95 10/01/2008 6 1 25 N 0 N N 10639382 0 0 0 0 0 0 0 0 N 0 N N 10639384 14.6 8.6 6 14.15 8.15 10/01/2009 6 1 25 N 0 N N 10639386 15.65 9.65 6 15.2 9.2 10/01/2008 6 1 25 N 0 N N 10639388 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10639390 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10639392 0 0 0 0 0 0 0 0 N 0 N N 10639396 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10639398 15.85 9.85 6 15.4 9.4 10/01/2008 6 1 25 N 0 N N 10639400 15.55 9.55 6 15.1 9.1 10/01/2008 6 1 25 N 0 N N 10639402 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 N 0 N N 10639406 15 9 6 14.55 8.55 10/01/2008 6 1 25 N 0 N N 10639408 14.65 8.65 6 14.2 8.2 10/01/2009 6 1 25 N 0 N N 10639412 13.74 7.74 6 13.29 7.29 10/01/2008 6 1 25 N 0 N N 10639420 15.9 9.9 6 15.45 9.45 10/01/2008 6 1 25 N 0 N N 10639422 13.15 7.15 6 12.7 6.7 10/01/2008 6 1 25 N 0 N N 10639424 15.1 9.1 6 14.65 8.65 10/01/2008 6 1 25 N 0 N N 10639426 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10639432 14.35 8.35 6 13.9 7.9 10/01/2008 6 1 25 N 0 N N 10639436 13.45 7.45 6 13 7 10/01/2008 6 1 25 N 0 N N 10639438 0 0 0 0 0 0 0 0 N 0 N N 10639442 0 0 0 0 0 0 0 0 N 0 N N 10639444 0 0 0 0 0 0 0 0 N 0 N N 10639446 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10639450 12.95 6.95 6 12.5 6.5 10/01/2008 6 1 25 N 0 N N 10639452 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 N 0 N N 10639454 0 0 0 0 0 0 0 0 N 0 N N 10639456 13.65 7.65 6 13.2 7.2 10/01/2009 6 1 25 N 0 N N 10639458 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10639460 0 0 0 0 0 0 0 0 N 0 N N 10639462 15.875 9.875 6 15.425 9.425 10/01/2008 6 1 25 N 0 N N 10639464 14.275 8.275 6 13.825 7.825 10/01/2009 6 1 25 N 0 N N 10639466 15.75 9.75 6 15.3 9.3 10/01/2008 6 1 25 N 0 N N 10639468 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 N 0 N N 10639470 0 0 0 0 0 0 0 0 N 0 N N 10639472 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 N 0 N N 10639474 13 7 6 12.55 6.55 10/01/2008 6 1 25 N 0 N N 10639476 0 0 0 0 0 0 0 0 N 0 N N 10639482 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10639494 0 0 0 0 0 0 0 0 N 0 N N 10639496 0 0 0 0 0 0 0 0 N 0 N N 10639500 0 0 0 0 0 0 0 0 N 0 N N 10639502 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10639504 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 N 0 N N 10639508 0 0 0 0 0 0 0 0 N 0 N N 10639510 14.19 8.19 6 13.74 7.74 10/01/2008 6 1 25 N 0 N N 10639512 0 0 0 0 0 0 0 0 N 0 N N 10639514 13.5 7.5 6 13.05 7.05 10/01/2008 6 1 25 N 0 N N 10639518 0 0 0 0 0 0 0 0 N 0 N N 10639520 15.44 9.44 6 14.99 8.99 10/01/2008 6 1 25 N 0 N N 10639522 0 0 0 0 0 0 0 0 N 0 N N 10639524 13.8 7.8 6 13.35 7.35 10/01/2009 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10639526 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10639528 14.69 8.69 6 14.24 8.24 10/01/2008 6 1 25 N 0 N N 10639530 0 0 0 0 0 0 0 0 N 0 N N 10639532 12.19 6.19 6 11.74 5.74 10/01/2009 6 1 25 N 0 N N 10639534 12.8 6.8 6 12.35 6.35 10/01/2008 6 1 25 N 0 N N 10639536 14.85 8.85 6 14.4 8.4 10/01/2008 6 1 25 N 0 N N 10639540 0 0 0 0 0 0 0 0 N 0 N N 10639542 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10639544 16.3 10.3 6 15.85 9.85 10/01/2008 6 1 25 N 0 N N 10639546 15.35 9.35 6 14.9 8.9 10/01/2008 6 1 25 N 0 N N 10639552 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 N 0 N N 10639554 0 0 0 0 0 0 0 0 N 0 N N 10639556 0 0 0 0 0 0 0 0 N 0 N N 10639560 0 0 0 0 0 0 0 0 N 0 N N 10639562 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10639564 13.55 7.55 6 13.1 7.1 10/01/2008 6 1 25 N 0 N N 10639566 15.5 9.5 6 15.05 9.05 10/01/2009 6 1 25 N 0 N N 10639568 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10639570 15.45 9.45 6 15 9 10/01/2008 6 1 25 N 0 N N 10639572 0 0 0 0 0 0 0 0 Y 60 09/01/2011 10/01/2011 N N 10639576 15.4 9.4 6 14.95 8.95 10/01/2008 6 1 25 N 0 N N 10639578 14.25 8.25 6 13.8 7.8 10/01/2009 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10639582 0 0 0 0 0 0 0 0 N 0 N N 10639584 12.99 6.99 6 12.54 6.54 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10639586 14.8 8.8 6 14.35 8.35 10/01/2008 6 1 25 N 0 N N 10639588 15.3 9.3 6 14.85 8.85 10/01/2009 6 1 25 N 0 N N 10639590 0 0 0 0 0 0 0 0 N 0 N N 10639592 14.5 8.5 6 14.05 8.05 10/01/2009 6 1 25 N 0 N N 10639596 13.64 7.64 6 13.19 7.19 10/01/2008 6 1 25 N 0 N N 10639598 13.89 7.89 6 13.44 7.44 10/01/2008 6 1 25 N 0 N N 10639600 0 0 0 0 0 0 0 0 N 0 N N 10639604 0 0 0 0 0 0 0 0 N 0 N N 10639606 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10639608 0 0 0 0 0 0 0 0 N 0 N N 10639610 0 0 0 0 0 0 0 0 N 0 N N 10639612 16.85 10.85 6 16.4 10.4 10/01/2008 6 1 25 N 0 N N 10639614 15.2 9.2 6 14.75 8.75 10/01/2008 6 1 25 N 0 N N 10639622 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10639624 0 0 0 0 0 0 0 0 N 0 N N 10639626 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10639628 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10639630 0 0 0 0 0 0 0 0 N 0 N N 10639634 15.55 9.55 6 15.1 9.1 10/01/2008 6 1 25 N 0 N N 10639638 16.15 10.15 6 15.7 9.7 10/01/2008 6 1 25 N 0 N N 10639640 14.3 8.3 6 13.85 7.85 10/01/2008 6 1 25 N 0 N N 10639642 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10639648 0 0 0 0 0 0 0 0 N 0 N Y 10639650 16.63 10.63 6 16.18 10.18 10/01/2008 6 1 25 N 0 N N 10639654 14.1 8.1 6 13.65 7.65 10/01/2008 6 1 25 N 0 N N 10639656 14.4 8.4 6 13.95 7.95 10/01/2008 6 1 25 N 0 N N 10639658 13.88 7.88 6 13.43 7.43 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10639660 14.8 8.8 6 14.35 8.35 10/01/2008 6 1 25 N 0 N N 10639662 0 0 0 0 0 0 0 0 N 0 N N 10639664 14.975 8.975 6 14.525 8.525 10/01/2008 6 1 25 N 0 N N 10639666 15.05 9.05 6 14.6 8.6 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10639672 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 N 0 N N 10639676 0 0 0 0 0 0 0 0 N 0 N N 10639678 0 0 0 0 0 0 0 0 N 0 N N 10639680 0 0 0 0 0 0 0 0 N 0 N N 10639684 13.7 7.7 6 13.25 7.25 10/01/2009 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10639686 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10639690 0 0 0 0 0 0 0 0 N 0 N N 10639694 14.8 8.8 6 14.35 8.35 10/01/2008 6 1 25 N 0 N N 10639702 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10639704 13.5 7.5 6 13.05 7.05 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10639708 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 N 0 N N 10639710 0 0 0 0 0 0 0 0 N 0 N N 10639712 0 0 0 0 0 0 0 0 N 0 N N 10639714 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 N 0 N N 10639722 0 0 0 0 0 0 0 0 N 0 N Y 10639726 0 0 0 0 0 0 0 0 N 0 N N 10639728 15.55 9.55 6 15.1 9.1 10/01/2008 6 1 25 N 0 N N 10639730 13.5 7.5 6 13.05 7.05 10/01/2009 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10639732 13.25 7.25 6 12.8 6.8 10/01/2008 6 1 25 N 0 N N 10639734 14.6 8.6 6 14.15 8.15 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10639738 13.6 7.6 6 13.15 7.15 10/01/2009 6 1 25 N 0 N N 10639740 14.6 8.6 6 14.15 8.15 10/01/2008 6 1 25 N 0 N N 10639742 0 0 0 0 0 0 0 0 N 0 N N 10639744 15.7 9.7 6 15.25 9.25 10/01/2008 6 1 25 N 0 N N 10639746 14.35 8.35 6 13.9 7.9 10/01/2011 6 1 25 N 0 N N 10639748 14.15 8.15 6 13.7 7.7 10/01/2009 6 1 25 N 0 N N 10639750 15.15 9.15 6 14.7 8.7 10/01/2009 6 1 25 N 0 N N 10639752 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10639754 15.2 9.2 6 14.75 8.75 10/01/2008 6 1 25 N 0 N N 10639756 0 0 0 0 0 0 0 0 N 0 N N 10639758 14.175 8.175 6 13.725 7.725 10/01/2008 6 1 25 N 0 N N 10639760 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 N 0 N N 10639764 15.25 9.25 6 14.8 8.8 10/01/2008 6 1 25 N 0 N N 10639766 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10639768 13.745 7.745 6 13.295 7.295 10/01/2008 6 1 25 N 0 N N 10639770 0 0 0 0 0 0 0 0 N 0 N N 10639772 13.45 7.45 6 13 7 10/01/2008 6 1 25 N 0 N N 10639776 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10639778 0 0 0 0 0 0 0 0 N 0 N N 10639780 0 0 0 0 0 0 0 0 N 0 N N 10639782 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10639786 0 0 0 0 0 0 0 0 N 0 N N 10639788 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10639790 15.25 9.25 6 14.8 8.8 10/01/2009 6 1 25 N 0 N N 10639796 0 0 0 0 0 0 0 0 N 0 N N 10639798 0 0 0 0 0 0 0 0 N 0 N N 10639800 0 0 0 0 0 0 0 0 N 0 N N 10639802 0 0 0 0 0 0 0 0 N 0 N N 10639806 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10639808 14 8 6 13.55 7.55 10/01/2008 6 1 25 N 0 N N 10639814 15.95 9.95 6 15.5 9.5 10/01/2008 6 1 25 N 0 N N 10639816 0 0 0 0 0 0 0 0 N 0 N N 10639818 13.85 7.85 6 13.4 7.4 10/01/2009 6 1 25 N 0 N N 10639820 14.925 8.925 6 14.475 8.475 10/01/2008 6 1 25 N 0 N N 10639824 15.3 9.3 6 14.85 8.85 10/01/2008 6 1 25 N 0 N N 10639832 0 0 0 0 0 0 0 0 N 0 N N 10639834 13.2 7.2 6 12.75 6.75 10/01/2008 6 1 25 N 0 N N 10639836 0 0 0 0 0 0 0 0 N 0 N N 10639838 16.5 10.5 6 16.05 10.05 10/01/2008 6 1 25 N 0 N N 10639840 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10639842 14.275 8.275 6 13.825 7.825 10/01/2008 6 1 25 N 0 N N 10639848 15.75 9.75 6 15.3 9.3 10/01/2008 6 1 25 N 0 N N 10639850 14.35 8.35 6 13.9 7.9 10/01/2008 6 1 25 N 0 N N 10639854 0 0 0 0 0 0 0 0 N 0 N N 10639856 15.35 9.35 6 14.9 8.9 10/01/2008 6 1 25 N 0 N N 10639860 0 0 0 0 0 0 0 0 N 0 N N 10639862 14.55 8.55 6 14.1 8.1 10/01/2009 6 1 25 N 0 N N 10639866 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10639868 15.2 9.2 6 14.75 8.75 10/01/2008 6 1 25 N 0 N N 10639870 0 0 0 0 0 0 0 0 N 0 N N 10639872 0 0 0 0 0 0 0 0 N 0 N N 10639876 16.15 10.15 6 15.7 9.7 10/01/2008 6 1 25 N 0 N N 10639878 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10639880 0 0 0 0 0 0 0 0 N 0 N N 10639882 0 0 0 0 0 0 0 0 N 0 N N 10639888 15.25 9.25 6 14.8 8.8 10/01/2008 6 1 25 N 0 N N 10639890 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10639892 16.525 10.525 6 16.075 10.075 10/01/2008 6 1 25 N 0 N N 10639894 13.75 7.75 6 13.3 7.3 10/01/2009 6 1 25 N 0 N N 10639898 0 0 0 0 0 0 0 0 N 0 N Y 10639900 0 0 0 0 0 0 0 0 N 0 N N 10639902 14.1 8.1 6 13.65 7.65 10/01/2008 6 1 25 N 0 N N 10639910 13.8 7.8 6 13.35 7.35 10/01/2008 6 1 25 N 0 N N 10639912 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 N 0 N N 10639916 14.6 8.6 6 14.15 8.15 10/01/2008 6 1 25 N 0 N N 10639918 16.2 10.2 6 15.75 9.75 10/01/2008 6 1 25 N 0 N N 10639920 0 0 0 0 0 0 0 0 N 0 N N 10639922 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10639924 14.05 8.05 6 13.6 7.6 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10639926 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10639928 0 0 0 0 0 0 0 0 N 0 N N 10639932 12.85 6.85 6 12.4 6.4 10/01/2008 6 1 25 N 0 N N 10639936 14.8 8.8 6 14.35 8.35 10/01/2008 6 1 25 N 0 N N 10639938 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 N 0 N N 10639940 14.945 8.945 6 14.495 8.495 10/01/2008 6 1 25 N 0 N N 10639942 14.8 8.8 6 14.35 8.35 10/01/2008 6 1 25 N 0 N N 10639948 14.75 8.75 6 14.3 8.3 10/01/2011 6 1 25 N 0 N N 10639954 13.49 7.49 6 13.04 7.04 10/01/2008 6 1 25 N 0 N N 10639956 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 N 0 N N 10639958 0 0 0 0 0 0 0 0 N 0 N N 10639960 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10639962 16.35 10.35 6 15.9 9.9 10/01/2008 6 1 25 N 0 N N 10639964 15.65 9.65 6 15.2 9.2 10/01/2008 6 1 25 N 0 N N 10639966 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 N 0 N N 10639970 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 N 0 N N 10639972 15.55 9.55 6 15.1 9.1 10/01/2008 6 1 25 N 0 N N 10639974 0 0 0 0 0 0 0 0 N 0 N N 10639976 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10639986 14.375 8.375 6 13.925 7.925 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10639992 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10639994 0 0 0 0 0 0 0 0 N 0 N N 10639998 13.55 7.55 6 13.1 7.1 10/01/2011 6 1 25 N 0 N N 10640000 14.6 8.6 6 14.15 8.15 10/01/2008 6 1 25 N 0 N N 10640002 13.05 7.05 6 12.6 6.6 10/01/2008 6 1 25 N 0 N N 10640006 14.35 8.35 6 13.9 7.9 10/01/2008 6 1 25 N 0 N N 10640008 0 0 0 0 0 0 0 0 N 0 N N 10640010 0 0 0 0 0 0 0 0 N 0 N N 10640014 13.59 7.59 6 13.14 7.14 10/01/2008 6 1 25 N 0 N N 10640024 13.05 7.05 6 12.6 6.6 10/01/2009 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10640026 16.05 10.05 6 15.6 9.6 10/01/2008 6 1 25 N 0 N N 10640028 16.05 10.05 6 15.6 9.6 10/01/2008 6 1 25 N 0 N N 10640030 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10640032 17 11 6 16.55 10.55 10/01/2008 6 1 25 N 0 N N 10640034 0 0 0 0 0 0 0 0 N 0 N N 10640044 0 0 0 0 0 0 0 0 N 0 N N 10640046 13.9 7.9 6 13.45 7.45 10/01/2011 6 1 25 N 0 N N 10640048 0 0 0 0 0 0 0 0 N 0 N N 10640050 14 8 6 13.55 7.55 10/01/2008 6 1 25 N 0 N N 10640052 0 0 0 0 0 0 0 0 N 0 N N 10640056 15.15 9.15 6 14.7 8.7 10/01/2009 6 1 25 N 0 N N 10640062 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 N 0 N N 10640066 13.89 7.89 6 13.44 7.44 10/01/2008 6 1 25 N 0 N N 10640068 15.3 9.3 6 14.85 8.85 10/01/2008 6 1 25 N 0 N N 10640074 0 0 0 0 0 0 0 0 N 0 N N 10640076 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 N 0 N N 10640080 13.44 7.44 6 12.99 6.99 10/01/2008 6 1 25 N 0 N N 10640084 13.375 7.375 6 12.925 6.925 10/01/2009 6 1 25 N 0 N N 10640090 16.55 10.55 6 16.1 10.1 10/01/2009 6 1 25 N 0 N N 10640092 16.05 10.05 6 15.6 9.6 10/01/2008 6 1 25 N 0 N N 10640094 13.5 7.5 6 13.05 7.05 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640096 14 8 6 13.55 7.55 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10640098 0 0 0 0 0 0 0 0 N 0 N Y 10640102 14.35 8.35 6 13.9 7.9 10/01/2008 6 1 25 N 0 N N 10640104 0 0 0 0 0 0 0 0 N 0 N N 10640108 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10640110 16.35 10.35 6 15.9 9.9 10/01/2008 6 1 25 N 0 N N 10640112 12.15 6.15 6 11.7 5.7 10/01/2008 6 1 25 N 0 N N 10640114 13.8 7.8 6 13.35 7.35 10/01/2008 6 1 25 N 0 N N 10640116 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10640118 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10640122 15.15 9.15 6 14.7 8.7 10/01/2008 6 1 25 N 0 N N 10640126 16.05 10.05 6 15.6 9.6 10/01/2008 6 1 25 N 0 N N 10640128 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10640132 0 0 0 0 0 0 0 0 Y 60 09/01/2011 10/01/2011 N N 10640134 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10640138 0 0 0 0 0 0 0 0 N 0 N N 10640140 14.49 8.49 6 14.04 8.04 10/01/2008 6 1 25 N 0 N N 10640144 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10640148 0 0 0 0 0 0 0 0 N 0 N N 10640152 14.2 8.2 6 13.75 7.75 10/01/2008 6 1 25 N 0 N N 10640154 14.45 8.45 6 14 8 10/01/2008 6 1 25 N 0 N N 10640156 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10640160 15.6 9.6 6 15.15 9.15 10/01/2009 6 1 25 N 0 N N 10640162 0 0 0 0 0 0 0 0 N 0 N N 10640164 14.45 8.45 6 14 8 10/01/2008 6 1 25 N 0 N N 10640166 13.55 7.55 6 13.1 7.1 10/01/2008 6 1 25 N 0 N N 10640168 14.45 8.45 6 14 8 10/01/2008 6 1 25 N 0 N N 10640170 13.4 7.4 6 12.95 6.95 10/01/2008 6 1 25 N 0 N N 10640172 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10640174 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10640176 13.79 7.79 6 13.34 7.34 10/01/2008 6 1 25 N 0 N N 10640178 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10640180 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 N 0 N N 10640182 13.3 7.3 6 12.85 6.85 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10640184 0 0 0 0 0 0 0 0 N 0 N Y 10640186 0 0 0 0 0 0 0 0 N 0 N N 10640188 0 0 0 0 0 0 0 0 N 0 N N 10640192 14.75 8.75 6 14.3 8.3 10/01/2009 6 1 25 N 0 N N 10640194 15.7 9.7 6 15.25 9.25 10/01/2008 6 1 25 N 0 N N 10640196 14 8 6 13.55 7.55 10/01/2008 6 1 25 N 0 N N 10640198 15.44 9.44 6 14.99 8.99 10/01/2008 6 1 25 N 0 N N 10640200 13.8 7.8 6 13.35 7.35 10/01/2008 6 1 25 N 0 N N 10640202 16.25 10.25 6 15.8 9.8 10/01/2008 6 1 25 N 0 N N 10640204 16.15 10.15 6 15.7 9.7 10/01/2008 6 1 25 N 0 N N 10640206 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10640208 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10640210 16.15 10.15 6 15.7 9.7 10/01/2008 6 1 25 N 0 N N 10640212 13.8 7.8 6 13.35 7.35 10/01/2009 6 1 25 N 0 N N 10640214 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640220 14.05 8.05 6 13.6 7.6 10/01/2008 6 1 25 N 0 N N 10640222 14.75 8.75 6 14.3 8.3 10/01/2011 6 1 25 N 0 N N 10640228 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10640230 13.8 7.8 6 13.35 7.35 10/01/2008 6 1 25 N 0 N N 10640232 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 N 0 N N 10640234 15.3 9.3 6 14.85 8.85 10/01/2008 6 1 25 N 0 N N 10640236 0 0 0 0 0 0 0 0 N 0 N N 10640240 0 0 0 0 0 0 0 0 N 0 N N 10640242 13.34 7.34 6 12.89 6.89 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10640244 0 0 0 0 0 0 0 0 N 0 N N 10640248 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 N 0 N N 10640250 13.35 7.35 6 12.9 6.9 10/01/2009 6 1 25 N 0 N N 10640252 15.95 9.95 6 15.5 9.5 10/01/2008 6 1 25 N 0 N N 10640254 0 0 0 0 0 0 0 0 N 0 N N 10640256 12.85 6.85 6 12.4 6.4 10/01/2008 6 1 25 N 0 N N 10640258 15.525 9.525 6 15.075 9.075 10/01/2008 6 1 25 N 0 N N 10640260 14.05 8.05 6 13.6 7.6 10/01/2008 6 1 25 N 0 N N 10640262 15 9 6 14.55 8.55 10/01/2008 6 1 25 N 0 N N 10640264 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640266 12.85 6.85 6 12.4 6.4 10/01/2008 6 1 25 N 0 N N 10640274 15.65 9.65 6 15.2 9.2 10/01/2008 6 1 25 N 0 N N 10640276 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 N 0 N N 10640280 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10640282 0 0 0 0 0 0 0 0 N 0 N N 10640284 0 0 0 0 0 0 0 0 N 0 N N 10640286 15.4 9.4 6 14.95 8.95 10/01/2008 6 1 25 N 0 N N 10640290 15.45 9.45 6 15 9 10/01/2008 6 1 25 N 0 N N 10640292 14.6 8.6 6 14.15 8.15 10/01/2008 6 1 25 N 0 N N 10640294 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 N 0 N N 10640296 14.45 8.45 6 14 8 10/01/2008 6 1 25 N 0 N N 10640298 16.25 10.25 6 15.8 9.8 10/01/2008 6 1 25 N 0 N N 10640300 13.425 7.425 6 12.975 6.975 10/01/2008 6 1 25 N 0 N N 10640302 15.55 9.55 6 15.1 9.1 10/01/2008 6 1 25 N 0 N N 10640306 16.125 10.125 6 15.675 9.675 10/01/2008 6 1 25 N 0 N N 10640310 0 0 0 0 0 0 0 0 N 0 N N 10640312 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10640314 15.35 9.35 6 14.9 8.9 10/01/2008 6 1 25 N 0 N N 10640316 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10640318 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 N 0 N N 10640322 0 0 0 0 0 0 0 0 N 0 N N 10640324 14.29 8.29 6 13.84 7.84 10/01/2008 6 1 25 N 0 N N 10640328 12.99 6.99 6 12.54 6.54 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10640330 13.425 7.425 6 12.975 6.975 10/01/2008 6 1 25 N 0 N N 10640332 0 0 0 0 0 0 0 0 N 0 N N 10640336 0 0 0 0 0 0 0 0 N 0 N N 10640338 14.45 8.45 6 14 8 10/01/2011 6 1 25 N 0 N N 10640342 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10640346 14.125 8.125 6 13.675 7.675 10/01/2008 6 1 25 N 0 N N 10640348 0 0 0 0 0 0 0 0 N 0 N N 10640350 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 N 0 N N 10640354 15.75 9.75 6 15.3 9.3 10/01/2008 6 1 25 N 0 N N 10640356 0 0 0 0 0 0 0 0 N 0 N N 10640360 0 0 0 0 0 0 0 0 N 0 N N 10640362 14.1 8.1 6 13.65 7.65 10/01/2008 6 1 25 N 0 N N 10640364 15.25 9.25 6 14.8 8.8 10/01/2008 6 1 25 N 0 N N 10640368 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 N 0 N N 10640376 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10640378 14.45 8.45 6 14 8 10/01/2008 6 1 25 N 0 N N 10640380 0 0 0 0 0 0 0 0 N 0 N N 10640382 0 0 0 0 0 0 0 0 N 0 N N 10640386 13.05 7.05 6 12.6 6.6 10/01/2008 6 1 25 N 0 N N 10640388 0 0 0 0 0 0 0 0 N 0 N Y 10640390 0 0 0 0 0 0 0 0 N 0 N N 10640392 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 N 0 N N 10640394 0 0 0 0 0 0 0 0 N 0 N N 10640396 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10640402 14.7 8.7 6 14.25 8.25 10/01/2011 6 1 25 N 0 N N 10640404 0 0 0 0 0 0 0 0 N 0 N N 10640410 15.95 9.95 6 15.5 9.5 10/01/2008 6 1 25 N 0 N N 10640412 0 0 0 0 0 0 0 0 N 0 N N 10640420 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10640424 15.45 9.45 6 15 9 10/01/2008 6 1 25 N 0 N N 10640426 15.45 9.45 6 15 9 10/01/2008 6 1 25 N 0 N N 10640428 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10640430 13.25 7.25 6 12.8 6.8 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640434 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 N 0 N N 10640436 0 0 0 0 0 0 0 0 N 0 N N 10640440 15.1 9.1 6 14.65 8.65 10/01/2008 6 1 25 N 0 N N 10640442 13.99 7.99 6 13.54 7.54 10/01/2009 6 1 25 N 0 N N 10640448 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640450 13.64 7.64 6 13.19 7.19 10/01/2008 6 1 25 N 0 N N 10640452 0 0 0 0 0 0 0 0 N 0 N N 10640454 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 N 0 N N 10640456 15.05 9.05 6 14.6 8.6 10/01/2008 6 1 25 N 0 N N 10640460 15.625 9.625 6 15.175 9.175 10/01/2008 6 1 25 N 0 N N 10640468 15.3 9.3 6 14.85 8.85 10/01/2008 6 1 25 N 0 N N 10640470 0 0 0 0 0 0 0 0 N 0 N N 10640472 13.45 7.45 6 13 7 10/01/2008 6 1 25 N 0 N N 10640474 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10640476 13.15 7.15 6 12.7 6.7 10/01/2008 6 1 25 N 0 N N 10640478 0 0 0 0 0 0 0 0 N 0 N N 10640480 16.2 10.2 6 15.75 9.75 10/01/2008 6 1 25 N 0 N N 10640482 16.6 10.6 6 16.15 10.15 10/01/2009 6 1 25 N 0 N N 10640484 13.2 7.2 6 12.75 6.75 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640486 0 0 0 0 0 0 0 0 N 0 N N 10640490 15.1 9.1 6 14.65 8.65 10/01/2008 6 1 25 N 0 N N 10640494 13.55 7.55 6 13.1 7.1 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640496 12.14 6.14 6 11.69 5.69 10/01/2008 6 1 25 N 0 N N 10640498 0 0 0 0 0 0 0 0 N 0 N N 10640502 14.6 8.6 6 14.15 8.15 10/01/2008 6 1 25 N 0 N N 10640504 13.4 7.4 6 12.95 6.95 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640506 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10640512 13.04 7.04 6 12.59 6.59 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10640514 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10640516 15.55 9.55 6 15.1 9.1 10/01/2009 6 1 25 N 0 N N 10640518 0 0 0 0 0 0 0 0 N 0 N N 10640526 15.5 9.5 6 15.05 9.05 10/01/2008 6 1 25 N 0 N N 10640532 13.5 7.5 6 13.05 7.05 10/01/2008 6 1 25 N 0 N N 10640534 15.05 9.05 6 14.6 8.6 10/01/2008 6 1 25 N 0 N N 10640540 16.3 10.3 6 15.85 9.85 10/01/2008 6 1 25 N 0 N N 10640542 15.75 9.75 6 15.3 9.3 10/01/2008 6 1 25 N 0 N N 10640546 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10640548 0 0 0 0 0 0 0 0 N 0 N N 10640550 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 N 0 N N 10640552 0 0 0 0 0 0 0 0 N 0 N N 10640558 0 0 0 0 0 0 0 0 N 0 N N 10640562 0 0 0 0 0 0 0 0 N 0 N N 10640564 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640566 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10640570 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10640574 12.45 6.45 6 12 6 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10640576 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 N 0 N N 10640578 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 N 0 N N 10640580 0 0 0 0 0 0 0 0 N 0 N N 10640582 0 0 0 0 0 0 0 0 N 0 N N 10640588 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 N 0 N N 10640594 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10640596 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 N 0 N N 10640598 13.2 7.2 6 12.75 6.75 10/01/2008 6 1 25 N 0 N N 10640600 13.7 7.7 6 13.25 7.25 10/01/2009 6 1 25 N 0 N N 10640602 15 9 6 14.55 8.55 10/01/2008 6 1 25 N 0 N N 10640604 14.2 8.2 6 13.75 7.75 10/01/2008 6 1 25 N 0 N N 10640606 13.7 7.7 6 13.25 7.25 10/01/2011 6 1 25 N 0 N N 10640610 0 0 0 0 0 0 0 0 N 0 N N 10640612 13.6 7.6 6 13.15 7.15 10/01/2008 6 1 25 N 0 N N 10640614 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 N 0 N N 10640616 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640618 0 0 0 0 0 0 0 0 N 0 N N 10640620 0 0 0 0 0 0 0 0 N 0 N N 10640624 14.49 8.49 6 14.04 8.04 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640626 14.86 8.86 6 14.41 8.41 10/01/2008 6 1 25 N 0 N N 10640628 14.95 8.95 6 14.5 8.5 10/01/2008 6 1 25 N 0 N N 10640632 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 N 0 N N 10640634 0 0 0 0 0 0 0 0 N 0 N N 10640636 14.05 8.05 6 13.6 7.6 10/01/2008 6 1 25 N 0 N N 10640638 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10640640 15.8 9.8 6 15.35 9.35 10/01/2009 6 1 25 N 0 N N 10640648 15.75 9.75 6 15.3 9.3 10/01/2008 6 1 25 N 0 N N 10640656 13.925 7.925 6 13.475 7.475 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640658 0 0 0 0 0 0 0 0 N 0 N N 10640660 13.29 7.29 6 12.84 6.84 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640664 13.89 7.89 6 13.44 7.44 10/01/2008 6 1 25 N 0 N N 10640668 13.5 7.5 6 13.05 7.05 10/01/2008 6 1 25 N 0 N N 10640670 0 0 0 0 0 0 0 0 N 0 N N 10640672 0 0 0 0 0 0 0 0 N 0 N N 10640674 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10640676 0 0 0 0 0 0 0 0 N 0 N N 10640678 13.25 7.25 6 12.8 6.8 10/01/2009 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640680 0 0 0 0 0 0 0 0 N 0 N N 10640682 14 8 6 13.55 7.55 10/01/2008 6 1 25 N 0 N N 10640684 0 0 0 0 0 0 0 0 N 0 N N 10640686 16.125 10.125 6 15.675 9.675 10/01/2009 6 1 25 N 0 N N 10640692 12.9 6.9 6 12.45 6.45 10/01/2008 6 1 25 N 0 N N 10640694 12.84 6.84 6 12.39 6.39 10/01/2008 6 1 25 N 0 N N 10640696 15.4 9.4 6 14.95 8.95 10/01/2008 6 1 25 N 0 N N 10640698 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640700 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10640704 13.69 7.69 6 13.24 7.24 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640708 0 0 0 0 0 0 0 0 N 0 N N 10640710 0 0 0 0 0 0 0 0 N 0 N N 10640712 0 0 0 0 0 0 0 0 N 0 N N 10640714 0 0 0 0 0 0 0 0 N 0 N N 10640716 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10640718 14.05 8.05 6 13.6 7.6 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10640724 15.4 9.4 6 14.95 8.95 10/01/2009 6 1 25 N 0 N N 10640726 15.39 9.39 6 14.94 8.94 10/01/2008 6 1 25 N 0 N N 10640728 15.775 9.775 6 15.325 9.325 10/01/2008 6 1 25 N 0 N N 10640732 0 0 0 0 0 0 0 0 N 0 N N 10640734 14.45 8.45 6 14 8 10/01/2008 6 1 25 N 0 N N 10640736 14.69 8.69 6 14.24 8.24 10/01/2008 6 1 25 N 0 N N 10640738 12.9 6.9 6 12.45 6.45 10/01/2008 6 1 25 N 0 N N 10640742 0 0 0 0 0 0 0 0 N 0 N N 10640744 14.79 8.79 6 14.34 8.34 10/01/2009 6 1 25 N 0 N N 10640748 13.5 7.5 6 13.05 7.05 10/01/2008 6 1 25 N 0 N N 10640750 0 0 0 0 0 0 0 0 N 0 N Y 10640754 13.95 7.95 6 13.5 7.5 10/01/2009 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10640756 0 0 0 0 0 0 0 0 N 0 N N 10640760 0 0 0 0 0 0 0 0 N 0 N N 10640766 15 9 6 14.55 8.55 10/01/2008 6 1 25 N 0 N N 10640772 13.1 7.1 6 12.65 6.65 10/01/2008 6 1 25 N 0 N N 10640774 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 N 0 N N 10640776 0 0 0 0 0 0 0 0 N 0 N N 10640780 14.45 8.45 6 14 8 10/01/2008 6 1 25 N 0 N N 10640790 0 0 0 0 0 0 0 0 N 0 N N 10640798 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 N 0 N N 10640802 0 0 0 0 0 0 0 0 N 0 N N 10640804 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640806 16.15 10.15 6 15.7 9.7 10/01/2008 6 1 25 N 0 N N 10640808 0 0 0 0 0 0 0 0 N 0 N N 10640810 15.24 9.24 6 14.79 8.79 10/01/2008 6 1 25 N 0 N N 10640812 15.99 9.99 6 15.54 9.54 10/01/2011 6 1 25 N 0 N N 10640814 14.375 8.375 6 13.925 7.925 10/01/2008 6 1 25 N 0 N N 10640816 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 N 0 N N 10640820 0 0 0 0 0 0 0 0 N 0 N N 10640822 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10640824 0 0 0 0 0 0 0 0 Y 60 08/01/2011 09/01/2011 N N 10640828 0 0 0 0 0 0 0 0 N 0 N N 10640830 0 0 0 0 0 0 0 0 N 0 N N 10640832 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 N 0 N N 10640834 13.74 7.74 6 13.29 7.29 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10640840 13.45 7.45 6 13 7 10/01/2008 6 1 25 N 0 N N 10640842 14.45 8.45 6 14 8 10/01/2008 6 1 25 N 0 N N 10640846 0 0 0 0 0 0 0 0 N 0 N N 10640848 13.5 7.5 6 13.05 7.05 10/01/2008 6 1 25 N 0 N N 10640852 13.65 7.65 6 13.2 7.2 10/01/2008 6 1 25 N 0 N N 10640856 13.45 7.45 6 13 7 10/01/2011 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10640858 0 0 0 0 0 0 0 0 N 0 N N 10640860 14.5 8.5 6 14.05 8.05 10/01/2011 6 1 25 N 0 N N 10640862 13.45 7.45 6 13 7 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640864 13.95 7.95 6 13.5 7.5 10/01/2009 6 1 25 N 0 N N 10640866 16.35 10.35 6 15.9 9.9 10/01/2009 6 1 25 N 0 N N 10640868 14.45 8.45 6 14 8 10/01/2008 6 1 25 N 0 N N 10640870 0 0 0 0 0 0 0 0 N 0 N N 10640872 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 N 0 N N 10640874 15.3 9.3 6 14.85 8.85 10/01/2008 6 1 25 N 0 N N 10640876 0 0 0 0 0 0 0 0 N 0 N N 10640878 12.89 6.89 6 12.44 6.44 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640880 16.25 10.25 6 15.8 9.8 10/01/2008 6 1 25 N 0 N N 10640882 14.24 8.24 6 13.79 7.79 10/01/2008 6 1 25 N 0 N N 10640884 13.89 7.89 6 13.44 7.44 10/01/2008 6 1 25 N 0 N N 10640886 14.2 8.2 6 13.75 7.75 10/01/2008 6 1 25 N 0 N N 10640888 13.295 7.295 6 12.845 6.845 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10640890 12.99 6.99 6 12.54 6.54 10/01/2009 6 1 25 N 0 N N 10640892 13.39 7.39 6 12.94 6.94 10/01/2008 6 1 25 N 0 N N 10640894 14.9 8.9 6 14.45 8.45 10/01/2008 6 1 25 N 0 N N 10640896 13.8 7.8 6 13.35 7.35 10/01/2008 6 1 25 N 0 N N 10640902 12.99 6.99 6 12.54 6.54 10/01/2011 6 1 25 N 0 N N 10640906 12.8 6.8 6 12.35 6.35 10/01/2008 6 1 25 N 0 N N 10640910 0 0 0 0 0 0 0 0 N 0 N N 10640914 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10640916 14.1 8.1 6 13.65 7.65 10/01/2008 6 1 25 N 0 N N 10640918 0 0 0 0 0 0 0 0 N 0 N N 10640926 0 0 0 0 0 0 0 0 N 0 N N 10640928 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10640930 0 0 0 0 0 0 0 0 N 0 N Y 10640932 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10640934 14.5 8.5 6 14.05 8.05 10/01/2009 6 1 25 N 0 N N 10640936 15.8 9.8 6 15.35 9.35 10/01/2008 6 1 25 N 0 N N 10640946 0 0 0 0 0 0 0 0 N 0 N N 10640956 0 0 0 0 0 0 0 0 N 0 N N 10640958 14.24 8.24 6 13.79 7.79 10/01/2011 6 1 25 N 0 N N 10640962 0 0 0 0 0 0 0 0 N 0 N N 10640966 14.49 8.49 6 14.04 8.04 10/01/2008 6 1 25 N 0 N N 10640968 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10640972 13.6 7.6 6 13.15 7.15 10/01/2008 6 1 25 N 0 N N 10640978 13.75 7.75 6 13.3 7.3 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10640980 12.99 6.99 6 12.54 6.54 10/01/2008 6 1 25 N 0 N N 10640982 0 0 0 0 0 0 0 0 N 0 N N 10640984 14 8 6 13.55 7.55 10/01/2008 6 1 25 N 0 N N 10640988 13.1 7.1 6 12.65 6.65 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10640990 15.4 9.4 6 14.95 8.95 10/01/2008 6 1 25 N 0 N N 10640994 13.875 7.875 6 13.425 7.425 10/01/2008 6 1 25 N 0 N N 10641000 15.6 9.6 6 15.15 9.15 10/01/2009 6 1 25 N 0 N N 10641002 13.94 7.94 6 13.49 7.49 10/01/2008 6 1 25 N 0 N N 10641004 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 N 0 N N 10641008 0 0 0 0 0 0 0 0 N 0 N N 10641012 12.64 6.64 6 12.19 6.19 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10641014 14.325 8.325 6 13.875 7.875 10/01/2009 6 1 25 N 0 N N 10641016 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 N 0 N N 10641018 0 0 0 0 0 0 0 0 N 0 N N 10641020 0 0 0 0 0 0 0 0 N 0 N N 10641026 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 N 0 N N 10641028 14.7 8.7 6 14.25 8.25 10/01/2008 6 1 25 N 0 N N 10641032 12.4 6.4 6 11.95 5.95 10/01/2008 6 1 25 N 0 N N 10641034 13.89 7.89 6 13.44 7.44 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10641036 15.45 9.45 6 15 9 10/01/2008 6 1 25 N 0 N N 10641040 14.45 8.45 6 14 8 10/01/2008 6 1 25 N 0 N N 10641044 15.39 9.39 6 14.94 8.94 10/01/2009 6 1 25 N 0 N N 10641046 13.675 7.675 6 13.225 7.225 10/01/2008 6 1 25 N 0 N N 10641048 15.05 9.05 6 14.6 8.6 10/01/2008 6 1 25 N 0 N N 10641050 14.3 8.3 6 13.85 7.85 10/01/2009 6 1 25 N 0 N N 10641052 0 0 0 0 0 0 0 0 N 0 N N 10641056 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10641058 12.6 6.6 6 12.15 6.15 10/01/2008 6 1 25 N 0 N N 10641062 13.45 7.45 6 13 7 10/01/2008 6 1 25 N 0 N N 10641064 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10641070 0 0 0 0 0 0 0 0 N 0 N N 10641076 14.54 8.54 6 14.09 8.09 10/01/2008 6 1 25 N 0 N N 10641080 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10641082 13.6 7.6 6 13.15 7.15 10/01/2011 6 1 25 N 0 N N 10641086 14.515 8.515 6 14.065 8.065 10/01/2008 6 1 25 N 0 N N 10641090 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10641092 0 0 0 0 0 0 0 0 N 0 N N 10641094 0 0 0 0 0 0 0 0 N 0 N N 10641100 15.15 9.15 6 14.7 8.7 10/01/2008 6 1 25 N 0 N N 10641106 14.15 8.15 6 13.7 7.7 10/01/2008 6 1 25 N 0 N N 10641108 15.9 9.9 6 15.45 9.45 10/01/2008 6 1 25 N 0 N N 10641112 14.25 8.25 6 13.8 7.8 10/01/2008 6 1 25 N 0 N N 10641114 14.79 8.79 6 14.34 8.34 10/01/2008 6 1 25 N 0 N N 10641116 16.25 10.25 6 15.8 9.8 10/01/2008 6 1 25 N 0 N N 10641118 14.1 8.1 6 13.65 7.65 10/01/2008 6 1 25 N 0 N N 10641120 0 0 0 0 0 0 0 0 N 0 N Y 10641122 14.25 8.25 6 13.8 7.8 10/01/2011 6 1 25 N 0 N N 10641124 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10641126 0 0 0 0 0 0 0 0 N 0 N Y 10641128 13.69 7.69 6 13.24 7.24 10/01/2008 6 1 25 N 0 N N 10641130 0 0 0 0 0 0 0 0 N 0 N N 10641132 0 0 0 0 0 0 0 0 N 0 N Y 10641134 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10641136 14.75 8.75 6 14.3 8.3 10/01/2009 6 1 25 N 0 N N 10641140 15.4 9.4 6 14.95 8.95 10/01/2008 6 1 25 N 0 N N 10641142 0 0 0 0 0 0 0 0 N 0 N N 10641146 14.2 8.2 6 13.75 7.75 10/01/2008 6 1 25 N 0 N N 10641148 15.325 9.325 6 14.875 8.875 10/01/2008 6 1 25 N 0 N N 10641150 0 0 0 0 0 0 0 0 N 0 N N 10641152 15.15 9.15 6 14.7 8.7 10/01/2008 6 1 25 N 0 N N 10641154 14 8 6 13.55 7.55 10/01/2008 6 1 25 N 0 N N 10641156 15.95 9.95 6 15.5 9.5 10/01/2008 6 1 25 N 0 N N 10641164 14.5 8.5 6 14.05 8.05 10/01/2009 6 1 25 N 0 N N 10641166 13.09 7.09 6 12.64 6.64 10/01/2008 6 1 25 N 0 N N 10641170 13.35 7.35 6 12.9 6.9 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10641174 13.325 7.325 6 12.875 6.875 10/01/2008 6 1 25 N 0 N N 10641176 13.65 7.65 6 13.2 7.2 10/01/2009 6 1 25 N 0 N N 10641178 0 0 0 0 0 0 0 0 N 0 N N 10641180 14.65 8.65 6 14.2 8.2 10/01/2008 6 1 25 N 0 N N 10641182 13.45 7.45 6 13 7 10/01/2011 6 1 25 N 0 N N 10641184 15.4 9.4 6 14.95 8.95 10/01/2008 6 1 25 N 0 N N 10641196 14.3 8.3 6 13.85 7.85 10/01/2009 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10641198 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 N 0 N N 10641204 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 N 0 N N 10641208 13.25 7.25 6 12.8 6.8 10/01/2008 6 1 25 N 0 N N 10641210 0 0 0 0 0 0 0 0 N 0 N N 10641212 0 0 0 0 0 0 0 0 N 0 N Y 10641222 15.15 9.15 6 14.7 8.7 10/01/2008 6 1 25 N 0 N N 10641224 13.55 7.55 6 13.1 7.1 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10641226 0 0 0 0 0 0 0 0 N 0 N N 10641228 14.8 8.8 6 14.35 8.35 10/01/2009 6 1 25 N 0 N N 10641232 0 0 0 0 0 0 0 0 N 0 N Y 10641236 0 0 0 0 0 0 0 0 N 0 N Y 10641242 15.4 9.4 6 14.95 8.95 10/01/2008 6 1 25 N 0 N N 10641244 14.99 8.99 6 14.54 8.54 10/01/2008 6 1 25 N 0 N N 10641246 0 0 0 0 0 0 0 0 N 0 N N 10641254 14.4 8.4 6 13.95 7.95 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10641256 12.55 6.55 6 12.1 6.1 10/01/2008 6 1 25 N 0 N N 10641260 12.55 6.55 6 12.1 6.1 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10641262 0 0 0 0 0 0 0 0 N 0 N N 10641266 15.6 9.6 6 15.15 9.15 10/01/2008 6 1 25 N 0 N N 10641268 15.3 9.3 6 14.85 8.85 10/01/2008 6 1 25 N 0 N N 10641270 14.5 8.5 6 14.05 8.05 10/01/2008 6 1 25 N 0 N N 10641274 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 N 0 N N 10641276 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10641282 15.99 9.99 6 15.54 9.54 10/01/2008 6 1 25 N 0 N N 10641284 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 N 0 N N 10641286 0 0 0 0 0 0 0 0 N 0 N N 10641288 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10641294 0 0 0 0 0 0 0 0 N 0 N N 10641296 14.8 8.8 6 14.35 8.35 10/01/2009 6 1 25 N 0 N N 10641298 0 0 0 0 0 0 0 0 N 0 N N 10641302 0 0 0 0 0 0 0 0 N 0 N N 10641304 14.1 8.1 6 13.65 7.65 10/01/2009 6 1 25 N 0 N N 10641318 0 0 0 0 0 0 0 0 N 0 N N 10641322 13.99 7.99 6 13.54 7.54 10/01/2008 6 1 25 N 0 N N 10641324 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10641326 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 N 0 N N 10641328 14.4 8.4 6 13.95 7.95 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10641330 0 0 0 0 0 0 0 0 N 0 N N 10641332 14.4 8.4 6 13.95 7.95 10/01/2008 6 1 25 N 0 N N 10641338 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 N 0 N N 10641340 14.3 8.3 6 13.85 7.85 10/01/2008 6 1 25 N 0 N N 10641342 12.75 6.75 6 12.3 6.3 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10641346 0 0 0 0 0 0 0 0 N 0 N N 10641348 14.995 8.995 6 14.545 8.545 10/01/2008 6 1 25 N 0 N N 10641352 13.95 7.95 6 13.5 7.5 10/01/2008 6 1 25 N 0 N N 10641356 13.3 7.3 6 12.85 6.85 10/01/2008 6 1 25 N 0 N N 10641358 13.15 7.15 6 12.7 6.7 10/01/2008 6 1 25 N 0 N N 10641360 0 0 0 0 0 0 0 0 N 0 N N 10641362 12.95 6.95 6 12.5 6.5 06/01/2008 6 1 25 N 0 N N 10641366 0 0 0 0 0 0 0 0 N 0 N Y 10641370 0 0 0 0 0 0 0 0 N 0 N Y 10641374 0 0 0 0 0 0 0 0 N 0 N Y 10641376 0 0 0 0 0 0 0 0 N 0 N Y 10641382 0 0 0 0 0 0 0 0 N 0 N Y 10641390 0 0 0 0 0 0 0 0 N 0 N N 10641404 0 0 0 0 0 0 0 0 N 0 N Y 10641410 14.95 8.95 6 14.5 8.5 08/01/2008 6 1 25 N 0 N N 10641412 0 0 0 0 0 0 0 0 N 0 N Y 10641416 0 0 0 0 0 0 0 0 N 0 N Y 10641420 0 0 0 0 0 0 0 0 N 0 N Y 10641430 0 0 0 0 0 0 0 0 N 0 N Y 10641432 0 0 0 0 0 0 0 0 N 0 N Y 10641436 0 0 0 0 0 0 0 0 N 0 N Y 10641440 14.85 8.85 6 14.4 8.4 09/01/2009 6 1 25 N 0 N N 10641444 0 0 0 0 0 0 0 0 N 0 N Y 10641448 0 0 0 0 0 0 0 0 N 0 N Y 10641454 0 0 0 0 0 0 0 0 N 0 N Y 10641460 0 0 0 0 0 0 0 0 N 0 N Y 10641462 0 0 0 0 0 0 0 0 N 0 N Y 10641470 0 0 0 0 0 0 0 0 N 0 N Y 10641478 0 0 0 0 0 0 0 0 N 0 N N 10641486 0 0 0 0 0 0 0 0 N 0 N Y 10641490 14.45 8.45 6 14 8 07/01/2008 6 1 25 N 0 N N 10641494 0 0 0 0 0 0 0 0 N 0 N Y 10641498 0 0 0 0 0 0 0 0 N 0 N Y 10641510 0 0 0 0 0 0 0 0 N 0 N Y 10641514 0 0 0 0 0 0 0 0 N 0 N Y 10641522 13.6 7.6 6 13.15 7.15 08/01/2008 6 1 25 N 0 N N 10641524 0 0 0 0 0 0 0 0 N 0 N Y 10641528 15.65 9.65 6 15.2 9.2 08/01/2008 6 1 25 N 0 N N 10641530 0 0 0 0 0 0 0 0 N 0 N Y 10641534 0 0 0 0 0 0 0 0 N 0 N Y 10641538 0 0 0 0 0 0 0 0 N 0 N Y 10641542 0 0 0 0 0 0 0 0 N 0 N N 10641554 0 0 0 0 0 0 0 0 N 0 N Y 10641558 0 0 0 0 0 0 0 0 N 0 N Y 10641562 0 0 0 0 0 0 0 0 N 0 N Y 10641566 0 0 0 0 0 0 0 0 N 0 N Y 10641570 13.8 7.8 6 13.35 7.35 08/01/2008 6 1 25 N 0 N N 10641576 14 8 6 13.55 7.55 10/01/2008 6 1 25 N 0 N N 10641578 0 0 0 0 0 0 0 0 N 0 N Y 10641588 13.55 7.55 6 13.1 7.1 10/01/2008 6 1 25 N 0 N N 10641590 0 0 0 0 0 0 0 0 N 0 N Y 10641592 0 0 0 0 0 0 0 0 N 0 N Y 10641596 0 0 0 0 0 0 0 0 N 0 N Y 10641598 0 0 0 0 0 0 0 0 N 0 N Y 10641600 0 0 0 0 0 0 0 0 N 0 N Y 10641602 0 0 0 0 0 0 0 0 N 0 N Y 10641606 14.5 8.5 6 14.05 8.05 08/01/2008 6 1 25 N 0 N N 10641608 15.25 9.25 6 14.8 8.8 08/01/2008 6 1 25 N 0 N N 10641610 0 0 0 0 0 0 0 0 N 0 N Y 10641622 0 0 0 0 0 0 0 0 N 0 N Y 10641624 0 0 0 0 0 0 0 0 N 0 N Y 10641626 0 0 0 0 0 0 0 0 N 0 N Y 10641630 0 0 0 0 0 0 0 0 N 0 N Y 10641640 0 0 0 0 0 0 0 0 N 0 N Y 10641642 0 0 0 0 0 0 0 0 N 0 N Y 10641644 0 0 0 0 0 0 0 0 N 0 N N 10641650 15.7 9.7 6 15.25 9.25 10/01/2008 6 1 25 N 0 N N 10641654 0 0 0 0 0 0 0 0 N 0 N Y 10641656 0 0 0 0 0 0 0 0 N 0 N Y 10641662 0 0 0 0 0 0 0 0 N 0 N Y 10641666 0 0 0 0 0 0 0 0 N 0 N Y 10641668 0 0 0 0 0 0 0 0 N 0 N Y 10641674 14.45 8.45 6 14 8 08/01/2008 6 1 25 N 0 N N 10641676 0 0 0 0 0 0 0 0 N 0 N Y 10641686 0 0 0 0 0 0 0 0 N 0 N Y 10641690 13.875 7.875 6 13.425 7.425 08/01/2008 6 1 25 Y 60 07/01/2011 08/01/2011 N N 10641692 15.35 9.35 6 14.9 8.9 10/01/2009 6 1 25 N 0 N N 10641698 0 0 0 0 0 0 0 0 N 0 N Y 10641702 0 0 0 0 0 0 0 0 N 0 N Y 10641704 0 0 0 0 0 0 0 0 N 0 N Y 10641706 14.39 8.39 6 13.94 7.94 10/01/2008 6 1 25 N 0 N N 10641710 0 0 0 0 0 0 0 0 N 0 N Y 10641716 0 0 0 0 0 0 0 0 N 0 N Y 10641722 0 0 0 0 0 0 0 0 N 0 N Y 10641724 0 0 0 0 0 0 0 0 N 0 N Y 10641726 0 0 0 0 0 0 0 0 N 0 N Y 10641730 0 0 0 0 0 0 0 0 N 0 N Y 10641732 0 0 0 0 0 0 0 0 N 0 N Y 10641736 0 0 0 0 0 0 0 0 N 0 N Y 10641740 13.35 7.35 6 12.9 6.9 08/01/2009 6 1 25 N 0 N N 10641742 14.3 8.3 6 13.85 7.85 09/01/2008 6 1 25 N 0 N N 10641746 15 9 6 14.55 8.55 08/01/2008 6 1 25 N 0 N N 10641754 0 0 0 0 0 0 0 0 N 0 N Y 10641756 0 0 0 0 0 0 0 0 N 0 N Y 10641768 0 0 0 0 0 0 0 0 N 0 N Y 10641770 0 0 0 0 0 0 0 0 N 0 N Y 10641772 0 0 0 0 0 0 0 0 N 0 N N 10641778 14.7 8.7 6 14.25 8.25 08/01/2008 6 1 25 N 0 N N 10641780 0 0 0 0 0 0 0 0 N 0 N Y 10641798 0 0 0 0 0 0 0 0 N 0 N N 10641804 0 0 0 0 0 0 0 0 N 0 N Y 10642368 13.8 7.8 6 13.35 7.35 10/01/2008 6 1 25 N 0 N N 10642370 13.265 7.265 6 12.815 6.815 10/01/2008 6 1 25 N 0 N N 10642372 12.9 6.9 6 12.45 6.45 10/01/2008 6 1 25 N 0 N N 10642378 12.741 6.741 6 12.291 6.291 10/01/2009 6 1 25 N 0 N N 10642402 13.79 7.79 6 13.34 7.34 10/01/2008 6 1 25 N 0 N N 10642424 14.1 8.1 6 13.65 7.65 10/01/2008 6 1 25 N 0 N N 10642450 13.39 7.39 6 12.94 6.94 10/01/2008 6 1 25 N 0 N N 10642468 12.9 6.9 6 12.45 6.45 10/01/2008 6 1 25 N 0 N N 10642498 13.4 7.4 6 12.95 6.95 10/01/2008 6 1 25 N 0 N N 10642502 12.9 6.9 6 12.45 6.45 10/01/2008 6 1 25 N 0 N N 10642510 13.29 7.29 6 12.84 6.84 10/01/2008 6 1 25 N 0 N N 10642512 13.6 7.6 6 13.15 7.15 10/01/2009 6 1 25 N 0 N N 10713448 0 0 0 0 0 0 0 0 N 0 N N 10713456 0 0 0 0 0 0 0 0 N 0 N N 10713470 14.34 8.34 6 13.89 7.89 09/01/2008 6 1 25 N 0 N N 10713472 14.25 8.25 6 13.8 7.8 09/01/2008 6 1 25 Y 60 07/01/2011 08/01/2011 N N 10713474 13.25 7.25 6 12.8 6.8 10/01/2008 6 1 25 Y 60 08/01/2011 09/01/2011 N N 10713478 13.5 7.5 6 13.05 7.05 09/01/2009 6 1 25 N 0 N N 10713480 15.125 9.125 6 14.675 8.675 11/01/2008 6 1 25 N 0 N N 10713484 15.35 9.35 6 14.9 8.9 09/01/2011 6 1 25 N 0 N N 10713488 0 0 0 0 0 0 0 0 N 0 N N 10713564 13.95 7.95 6 13.5 7.5 10/01/2009 6 1 25 N 0 N N 10713590 14.55 8.55 6 14.1 8.1 10/01/2008 6 1 25 N 0 N N 10713602 13 7 6 12.55 6.55 10/01/2008 6 1 25 N 0 N N 10713610 0 0 0 0 0 0 0 0 N 0 N N 10713630 0 0 0 0 0 0 0 0 N 0 N Y 10713634 13.7 7.7 6 13.25 7.25 10/01/2008 6 1 25 N 0 N N 10713664 0 0 0 0 0 0 0 0 N 0 N Y 10713678 0 0 0 0 0 0 0 0 N 0 N Y 10713680 13.75 7.75 6 13.3 7.3 11/01/2008 6 1 25 N 0 N N 10713704 14.75 8.75 6 14.3 8.3 10/01/2008 6 1 25 N 0 N N 10713724 13.9 7.9 6 13.45 7.45 10/01/2008 6 1 25 N 0 N N 10713728 13.99 7.99 6 13.54 7.54 11/01/2011 6 1 25 N 0 N N 10713730 15.09 9.09 6 14.64 8.64 10/01/2008 6 1 25 N 0 N N 10713744 13.5 7.5 6 13.05 7.05 11/01/2008 6 1 25 N 0 N N 10713754 0 0 0 0 0 0 0 0 N 0 N N 10713758 15.55 9.55 6 15.1 9.1 11/01/2008 6 1 25 N 0 N N 10713788 0 0 0 0 0 0 0 0 N 0 N N 10713796 14.55 8.55 6 14.1 8.1 10/01/2009 6 1 25 N 0 N N 10713828 14.4 8.4 6 13.95 7.95 11/01/2008 6 1 25 N 0 N N 10713836 0 0 0 0 0 0 0 0 N 0 N N 10713838 14.99 8.99 6 14.54 8.54 11/01/2008 6 1 25 N 0 N N 10713848 0 0 0 0 0 0 0 0 N 0 N Y 10713854 15.35 9.35 6 14.9 8.9 10/01/2008 6 1 25 N 0 N N 10713868 15.25 9.25 6 14.8 8.8 10/01/2008 6 1 25 N 0 N N 10713880 13.99 7.99 6 13.54 7.54 11/01/2008 6 1 25 N 0 N N 10713896 13.99 7.99 6 13.54 7.54 11/01/2008 6 1 25 N 0 N N 10713908 0 0 0 0 0 0 0 0 N 0 N N 10713914 13.85 7.85 6 13.4 7.4 11/01/2011 6 1 25 N 0 N N 10713922 13.85 7.85 6 13.4 7.4 10/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10713926 0 0 0 0 0 0 0 0 N 0 N Y 10713932 0 0 0 0 0 0 0 0 N 0 N N 10713944 0 0 0 0 0 0 0 0 N 0 N Y 10713958 0 0 0 0 0 0 0 0 N 0 N N 10713968 0 0 0 0 0 0 0 0 N 0 N Y 10713980 0 0 0 0 0 0 0 0 N 0 N Y 10713984 12.3 6.3 6 11.85 5.85 10/01/2008 6 1 25 N 0 N N 10713992 13.975 7.975 6 13.525 7.525 11/01/2008 6 1 25 N 0 N N 10713998 15.3 9.3 6 14.85 8.85 11/01/2008 6 1 25 N 0 N N 10714008 14.7 8.7 6 14.25 8.25 11/01/2008 6 1 25 N 0 N N 10714014 15.99 9.99 6 15.54 9.54 10/01/2009 6 1 25 N 0 N N 10714016 0 0 0 0 0 0 0 0 N 0 N N 10714038 14.6 8.6 6 14.15 8.15 12/01/2008 6 1 25 N 0 N N 10714048 0 0 0 0 0 0 0 0 N 0 N N 10714050 15.7 9.7 6 15.25 9.25 11/01/2008 6 1 25 N 0 N N 10714062 13.5 7.5 6 13.05 7.05 11/01/2008 6 1 25 N 0 N N 10714084 13.8 7.8 6 13.35 7.35 11/01/2011 6 1 25 N 0 N N 10714088 0 0 0 0 0 0 0 0 N 0 N Y 10714090 14.99 8.99 6 14.54 8.54 11/01/2008 6 1 25 N 0 N N 10714092 0 0 0 0 0 0 0 0 N 0 N Y 10714106 0 0 0 0 0 0 0 0 N 0 N N 10714118 13.29 7.29 6 12.84 6.84 10/01/2011 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10714122 14 8 6 13.55 7.55 11/01/2008 6 1 25 N 0 N N 10714124 13.8 7.8 6 13.35 7.35 11/01/2008 6 1 25 N 0 N N 10714150 15.9 9.9 6 15.45 9.45 11/01/2008 6 1 25 N 0 N N 10714162 0 0 0 0 0 0 0 0 N 0 N N 10714178 0 0 0 0 0 0 0 0 N 0 N N 10714188 0 0 0 0 0 0 0 0 N 0 N Y 10714218 14.49 8.49 6 14.04 8.04 10/01/2008 6 1 25 N 0 N N 10714220 14.145 8.145 6 13.695 7.695 11/01/2008 6 1 25 N 0 N N 10714228 14.8 8.8 6 14.35 8.35 10/01/2008 6 1 25 N 0 N N 10714230 13.9 7.9 6 13.45 7.45 11/01/2008 6 1 25 Y 60 10/01/2011 11/01/2011 N N 10714272 14.2 8.2 6 13.75 7.75 11/01/2008 6 1 25 N 0 N N 10714278 12.95 6.95 6 12.5 6.5 11/01/2011 6 1 25 N 0 N N 10714300 12.84 6.84 6 12.39 6.39 11/01/2011 6 1 25 N 0 N N 10714316 14.1 8.1 6 13.65 7.65 11/01/2008 6 1 25 N 0 N N 10714326 0 0 0 0 0 0 0 0 N 0 N N 10714342 14.19 8.19 6 13.74 7.74 11/01/2008 6 1 25 N 0 N N 10714350 13.99 7.99 6 13.54 7.54 11/01/2011 6 1 25 N 0 N N 10714358 12.04 6.04 6 11.59 5.59 10/01/2011 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10714364 13.75 7.75 6 13.3 7.3 10/01/2011 6 1 25 N 0 N N 10714410 13.45 7.45 6 13 7 11/01/2011 6 1 25 N 0 N N 10714412 14.3 8.3 6 13.85 7.85 11/01/2008 6 1 25 N 0 N N 10714438 0 0 0 0 0 0 0 0 N 0 N N 10714444 0 0 0 0 0 0 0 0 N 0 N N 10714446 13.99 7.99 6 13.54 7.54 11/01/2008 6 1 25 N 0 N N 10714454 14.45 8.45 6 14 8 11/01/2011 6 1 25 N 0 N N 10714478 13.99 7.99 6 13.54 7.54 11/01/2011 6 1 25 N 0 N N 10714494 14.25 8.25 6 13.8 7.8 11/01/2008 6 1 25 N 0 N N 10714498 12.19 6.19 6 11.74 5.74 11/01/2011 6 1 25 Y 60 10/01/2011 11/01/2011 N N 10714508 0 0 0 0 0 0 0 0 N 0 N Y 10714524 14.2 8.2 6 13.75 7.75 11/01/2008 6 1 25 N 0 N N 10714526 0 0 0 0 0 0 0 0 N 0 N N 10714528 0 0 0 0 0 0 0 0 N 0 N N 10714532 14.85 8.85 6 14.4 8.4 11/01/2008 6 1 25 N 0 N N 10714538 14.115 8.115 6 13.665 7.665 11/01/2009 6 1 25 N 0 N N 10714566 0 0 0 0 0 0 0 0 N 0 N Y 10714572 14.45 8.45 6 14 8 11/01/2011 6 1 25 N 0 N N 10714580 13.5 7.5 6 13.05 7.05 11/01/2008 6 1 25 N 0 N N 10714588 12.44 6.44 6 11.99 5.99 11/01/2008 6 1 25 N 0 N N 10714590 0 0 0 0 0 0 0 0 N 0 N N 10714614 13.975 7.975 6 13.525 7.525 11/01/2011 6 1 25 N 0 N N 10714626 0 0 0 0 0 0 0 0 N 0 N N 10714628 14.7 8.7 6 14.25 8.25 11/01/2008 6 1 25 N 0 N N 10714634 0 0 0 0 0 0 0 0 N 0 N Y 10714652 13.75 7.75 6 13.3 7.3 11/01/2008 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10714654 13.49 7.49 6 13.04 7.04 11/01/2008 6 1 25 N 0 N N 10714662 14.19 8.19 6 13.74 7.74 11/01/2008 6 1 25 N 0 N N 10714666 14.75 8.75 6 14.3 8.3 12/01/2008 6 1 25 N 0 N N 10714692 0 0 0 0 0 0 0 0 N 0 N N 10714696 15.25 9.25 6 14.8 8.8 11/01/2008 6 1 25 N 0 N N 10714698 14.2 8.2 6 13.75 7.75 11/01/2008 6 1 25 N 0 N N 10714702 14.35 8.35 6 13.9 7.9 11/01/2011 6 1 25 N 0 N N 10714720 12.35 6.35 6 11.9 5.9 11/01/2008 6 1 25 N 0 N N 10714728 14.95 8.95 6 14.5 8.5 11/01/2008 6 1 25 N 0 N N 10714730 13.4 7.4 6 12.95 6.95 11/01/2011 6 1 25 N 0 N N 10714732 0 0 0 0 0 0 0 0 N 0 N Y 10714744 13.49 7.49 6 13.04 7.04 11/01/2011 6 1 25 N 0 N N 10714748 13.6 7.6 6 13.15 7.15 11/01/2011 6 1 25 N 0 N N 10714750 14.5 8.5 6 14.05 8.05 11/01/2008 6 1 25 N 0 N N 10714754 14.6 8.6 6 14.15 8.15 11/01/2008 6 1 25 N 0 N N 10714762 0 0 0 0 0 0 0 0 N 0 N N 10714772 14.8 8.8 6 14.35 8.35 11/01/2008 6 1 25 N 0 N N 10714780 15 9 6 14.55 8.55 11/01/2008 6 1 25 N 0 N N 10714798 13.5 7.5 6 13.05 7.05 11/01/2008 6 1 25 N 0 N N 10714802 14.7 8.7 6 14.25 8.25 11/01/2008 6 1 25 N 0 N N 10714806 0 0 0 0 0 0 0 0 N 0 N N 10714826 15.65 9.65 6 15.2 9.2 11/01/2008 6 1 25 N 0 N N 10714832 0 0 0 0 0 0 0 0 N 0 N N 10714838 14.05 8.05 6 13.6 7.6 11/01/2008 6 1 25 N 0 N N 10714848 14.6 8.6 6 14.15 8.15 11/01/2008 6 1 25 N 0 N N 10714850 13.75 7.75 6 13.3 7.3 11/01/2008 6 1 25 N 0 N N 10714866 0 0 0 0 0 0 0 0 N 0 N Y 10714920 0 0 0 0 0 0 0 0 N 0 N N 10714922 14.6 8.6 6 14.15 8.15 11/01/2008 6 1 25 N 0 N N 10714934 14.15 8.15 6 13.7 7.7 11/01/2008 6 1 25 N 0 N N 10714958 0 0 0 0 0 0 0 0 N 0 N Y 10714962 0 0 0 0 0 0 0 0 N 0 N N 10714968 14.5 8.5 6 14.05 8.05 11/01/2009 6 1 25 Y 60 10/01/2011 11/01/2011 N N 10714976 13.4 7.4 6 12.95 6.95 11/01/2011 6 1 25 N 0 N N 10714980 13.5 7.5 6 13.05 7.05 11/01/2008 6 1 25 N 0 N N 10714988 13.99 7.99 6 13.54 7.54 11/01/2008 6 1 25 N 0 N N 10715002 0 0 0 0 0 0 0 0 N 0 N N 10715008 15.35 9.35 6 14.9 8.9 11/01/2008 6 1 25 N 0 N N 10715016 13.6 7.6 6 13.15 7.15 11/01/2008 6 1 25 N 0 N N 10715020 0 0 0 0 0 0 0 0 N 0 N N 10715022 13.85 7.85 6 13.4 7.4 11/01/2008 6 1 25 N 0 N N 10715024 12.825 6.825 6 12.375 6.375 11/01/2011 6 1 25 Y 60 10/01/2011 11/01/2011 N N 10715026 14.29 8.29 6 13.84 7.84 11/01/2009 6 1 25 N 0 N N 10715032 13.8 7.8 6 13.35 7.35 11/01/2008 6 1 25 N 0 N N 10715034 0 0 0 0 0 0 0 0 N 0 N Y 10715040 14.15 8.15 6 13.7 7.7 11/01/2008 6 1 25 N 0 N N 10715052 0 0 0 0 0 0 0 0 N 0 N N 10715070 15.25 9.25 6 14.8 8.8 11/01/2008 6 1 25 N 0 N N 10715086 0 0 0 0 0 0 0 0 N 0 N Y 10715090 0 0 0 0 0 0 0 0 N 0 N N 10715092 0 0 0 0 0 0 0 0 N 0 N N 10715098 14.7 8.7 6 14.25 8.25 11/01/2009 6 1 25 N 0 N N 10715104 14.6 8.6 6 14.15 8.15 11/01/2008 6 1 25 N 0 N N 10715106 15.45 9.45 6 15 9 11/01/2008 6 1 25 N 0 N N 10715112 12.35 6.35 6 11.9 5.9 11/01/2008 6 1 25 N 0 N N 10715124 14.7 8.7 6 14.25 8.25 11/01/2008 6 1 25 N 0 N N 10715148 15.2 9.2 6 14.75 8.75 11/01/2008 6 1 25 N 0 N N 10715152 14.25 8.25 6 13.8 7.8 11/01/2008 6 1 25 N 0 N N 10715160 13.75 7.75 6 13.3 7.3 11/01/2008 6 1 25 N 0 N N 10715174 14.79 8.79 6 14.34 8.34 11/01/2008 6 1 25 N 0 N N 10715210 14.2 8.2 6 13.75 7.75 11/01/2008 6 1 25 N 0 N N 10715238 13.85 7.85 6 13.4 7.4 12/01/2008 6 1 25 N 0 N N 10715242 12.25 6.25 6 11.8 5.8 11/01/2011 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10715278 14.25 8.25 6 13.8 7.8 11/01/2011 6 1 25 Y 60 10/01/2011 11/01/2011 N N 10715294 12.85 6.85 6 12.4 6.4 11/01/2011 6 1 25 Y 60 10/01/2011 11/01/2011 N N 10715306 0 0 0 0 0 0 0 0 N 0 N N 10715328 0 0 0 0 0 0 0 0 N 0 N N 10715330 13.58 7.58 6 13.13 7.13 11/01/2011 6 1 25 Y 60 10/01/2011 11/01/2011 N N 10715350 0 0 0 0 0 0 0 0 N 0 N N 10715362 0 0 0 0 0 0 0 0 N 0 N N 10715374 13.85 7.85 6 13.4 7.4 11/01/2011 6 1 25 N 0 N N 10715378 13 7 6 12.55 6.55 11/01/2011 6 1 25 N 0 N N 10715388 13.5 7.5 6 13.05 7.05 11/01/2011 6 1 25 N 0 N N 10715432 13.65 7.65 6 13.2 7.2 11/01/2011 6 1 25 Y 60 10/01/2011 11/01/2011 N N 10715434 0 0 0 0 0 0 0 0 N 0 N N 10715440 15.19 9.19 6 14.74 8.74 12/01/2008 6 1 25 N 0 N N 10715456 14.69 8.69 6 14.24 8.24 11/01/2008 6 1 25 N 0 N N 10715460 12.915 6.915 6 12.465 6.465 11/01/2011 6 1 25 Y 60 10/01/2011 11/01/2011 N N 10715476 0 0 0 0 0 0 0 0 N 0 N Y 10715500 0 0 0 0 0 0 0 0 N 0 N Y 10715536 13.5 7.5 6 13.05 7.05 11/01/2011 6 1 25 N 0 N N 10715544 0 0 0 0 0 0 0 0 N 0 N N 10715554 13.85 7.85 6 13.4 7.4 11/01/2011 6 1 25 N 0 N N 10715560 0 0 0 0 0 0 0 0 N 0 N N 10715566 14.59 8.59 6 14.14 8.14 12/01/2008 6 1 25 N 0 N N 10715568 13.99 7.99 6 13.54 7.54 11/01/2008 6 1 25 N 0 N N 10715578 12.54 6.54 6 12.09 6.09 11/01/2011 6 1 25 N 0 N N 10715586 15.7 9.7 6 15.25 9.25 11/01/2008 6 1 25 N 0 N N 10715590 0 0 0 0 0 0 0 0 N 0 N Y 10715622 0 0 0 0 0 0 0 0 N 0 N N 10715638 14.025 8.025 6 13.575 7.575 11/01/2008 6 1 25 N 0 N N 10715670 14.8 8.8 6 14.35 8.35 11/01/2008 6 1 25 N 0 N N 10715690 0 0 0 0 0 0 0 0 N 0 N N 10715694 0 0 0 0 0 0 0 0 N 0 N N 10715696 0 0 0 0 0 0 0 0 N 0 N N 10715704 13.44 7.44 6 12.99 6.99 11/01/2011 6 1 25 N 0 N N 10715720 13.45 7.45 6 13 7 11/01/2011 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10715766 13.7 7.7 6 13.25 7.25 11/01/2008 6 1 25 N 0 N N 10715784 14.15 8.15 6 13.7 7.7 12/01/2011 6 1 25 N 0 N N 10715804 0 0 0 0 0 0 0 0 N 0 N N 10715816 0 0 0 0 0 0 0 0 N 0 N Y 10715840 14.99 8.99 6 14.54 8.54 11/01/2008 6 1 25 N 0 N N 10715850 0 0 0 0 0 0 0 0 N 0 N Y 10715866 14.85 8.85 6 14.4 8.4 11/01/2008 6 1 25 N 0 N N 10715874 15.2 9.2 6 14.75 8.75 12/01/2008 6 1 25 N 0 N N 10715876 0 0 0 0 0 0 0 0 N 0 N Y 10715884 14.65 8.65 6 14.2 8.2 12/01/2008 6 1 25 N 0 N N 10715894 0 0 0 0 0 0 0 0 N 0 N Y 10715936 13.95 7.95 6 13.5 7.5 11/01/2008 6 1 25 Y 60 10/01/2011 11/01/2011 N N 10715940 14.5 8.5 6 14.05 8.05 11/01/2008 6 1 25 N 0 N N 10715946 14.5 8.5 6 14.05 8.05 12/01/2008 6 1 25 N 0 N N 10715956 15.4 9.4 6 14.95 8.95 11/01/2011 6 1 25 N 0 N N 10715958 14.85 8.85 6 14.4 8.4 11/01/2008 6 1 25 N 0 N N 10715962 0 0 0 0 0 0 0 0 N 0 N N 10715966 14.99 8.99 6 14.54 8.54 11/01/2008 6 1 25 N 0 N N 10715972 12.75 6.75 6 12.3 6.3 11/01/2008 6 1 25 N 0 N N 10715998 0 0 0 0 0 0 0 0 N 0 N N 10716010 0 0 0 0 0 0 0 0 N 0 N N 10716022 14.5 8.5 6 14.05 8.05 12/01/2008 6 1 25 Y 60 11/01/2011 12/01/2011 N N 10716026 0 0 0 0 0 0 0 0 N 0 N Y 10716028 14.25 8.25 6 13.8 7.8 11/01/2009 6 1 25 N 0 N N 10716042 15.25 9.25 6 14.8 8.8 11/01/2008 6 1 25 N 0 N N 10716066 13.85 7.85 6 13.4 7.4 12/01/2008 6 1 25 N 0 N N 10716072 0 0 0 0 0 0 0 0 N 0 N Y 10716080 0 0 0 0 0 0 0 0 N 0 N N 10716092 14.75 8.75 6 14.3 8.3 11/01/2008 6 1 25 N 0 N N 10716096 13.85 7.85 6 13.4 7.4 11/01/2008 6 1 25 N 0 N N 10716106 14.45 8.45 6 14 8 11/01/2011 6 1 25 N 0 N N 10716112 12.4 6.4 6 11.95 5.95 11/01/2011 6 1 25 Y 60 09/01/2011 10/01/2011 N N 10716114 13.29 7.29 6 12.84 6.84 11/01/2008 6 1 25 N 0 N N 10716124 0 0 0 0 0 0 0 0 N 0 N Y 10716126 0 0 0 0 0 0 0 0 N 0 N Y 10716134 0 0 0 0 0 0 0 0 N 0 N N 10716156 0 0 0 0 0 0 0 0 N 0 N N 10716162 15.6 9.6 6 15.15 9.15 11/01/2008 6 1 25 N 0 N N 10716166 14.5 8.5 6 14.05 8.05 11/01/2008 6 1 25 N 0 N N 10716168 0 0 0 0 0 0 0 0 N 0 N N 10716186 13.25 7.25 6 12.8 6.8 12/01/2008 6 1 25 Y 60 11/01/2011 12/01/2011 N N 10716206 0 0 0 0 0 0 0 0 N 0 N Y 10716224 12.95 6.95 6 12.5 6.5 11/01/2011 6 1 25 N 0 N N 10716270 0 0 0 0 0 0 0 0 N 0 N Y 10716300 0 0 0 0 0 0 0 0 N 0 N Y 10716304 14.1 8.1 6 13.65 7.65 12/01/2008 6 1 25 N 0 N N 10716314 0 0 0 0 0 0 0 0 N 0 N Y 10716316 12.85 6.85 6 12.4 6.4 11/01/2011 6 1 25 N 0 N N 10716326 14.9 8.9 6 14.45 8.45 12/01/2008 6 1 25 N 0 N N 10716332 14.2 8.2 6 13.75 7.75 12/01/2009 6 1 25 N 0 N N 10716336 0 0 0 0 0 0 0 0 N 0 N N 10716364 12.675 6.675 6 12.225 6.225 11/01/2011 6 1 25 Y 60 10/01/2011 11/01/2011 N N 10716366 13.8 7.8 6 13.35 7.35 11/01/2009 6 1 25 N 0 N N 10716376 14.99 8.99 6 14.54 8.54 11/01/2008 6 1 25 N 0 N N 10716386 0 0 0 0 0 0 0 0 N 0 N N 10716404 14.8 8.8 6 14.35 8.35 12/01/2008 6 1 25 N 0 N N 10716434 13.7 7.7 6 13.25 7.25 11/01/2008 6 1 25 N 0 N N 10716440 0 0 0 0 0 0 0 0 N 0 N N 10716444 14.15 8.15 6 13.7 7.7 12/01/2008 6 1 25 N 0 N N 10716450 13.95 7.95 6 13.5 7.5 12/01/2011 6 1 25 N 0 N N 10716458 0 0 0 0 0 0 0 0 N 0 N Y 10716460 0 0 0 0 0 0 0 0 N 0 N N 10716466 0 0 0 0 0 0 0 0 N 0 N N 10716476 13.29 7.29 6 12.84 6.84 12/01/2011 6 1 25 N 0 N N 10716488 0 0 0 0 0 0 0 0 N 0 N N 10716494 15.15 9.15 6 14.7 8.7 11/01/2008 6 1 25 N 0 N N 10716500 14.59 8.59 6 14.14 8.14 11/01/2008 6 1 25 N 0 N N 10716504 13.35 7.35 6 12.9 6.9 11/01/2008 6 1 25 N 0 N N 10716552 12.99 6.99 6 12.54 6.54 11/01/2008 6 1 25 N 0 N N 10716554 14.35 8.35 6 13.9 7.9 12/01/2008 6 1 25 N 0 N N 10716634 14.8 8.8 6 14.35 8.35 12/01/2008 6 1 25 N 0 N N 10716640 12.3 6.3 6 11.85 5.85 07/01/2008 6 1 25 N 0 N N 10716650 14.7 8.7 6 14.25 8.25 08/01/2008 6 1 25 N 0 N N 10716656 13.19 7.19 6 12.74 6.74 08/01/2008 6 1 25 N 0 N N 10716664 0 0 0 0 0 0 0 0 N 0 N Y 10716676 0 0 0 0 0 0 0 0 N 0 N Y 10716686 0 0 0 0 0 0 0 0 N 0 N Y 10777781 14.95 8.95 6 14.5 8.5 08/01/2008 6 1 25 N 0 N N 11059759 12.99 6.99 6 12.54 6.54 12/01/2008 6 1 25 N 0 N N 11059763 0 0 0 0 0 0 0 0 N 0 N N 11059767 13.95 7.95 6 13.5 7.5 12/01/2008 6 1 25 N 0 N N 11059771 12.49 6.49 6 12.04 6.04 11/01/2011 6 1 25 N 0 N N 11059779 13.325 7.325 6 12.875 6.875 12/01/2008 6 1 25 N 0 N N 11059785 0 0 0 0 0 0 0 0 N 0 N N 11059799 0 0 0 0 0 0 0 0 N 0 N N 11059801 14.15 8.15 6 13.7 7.7 12/01/2008 6 1 25 N 0 N N 11059803 0 0 0 0 0 0 0 0 N 0 N N 11059805 0 0 0 0 0 0 0 0 N 0 N N 11059809 0 0 0 0 0 0 0 0 N 0 N N 11059811 0 0 0 0 0 0 0 0 N 0 N N 11059813 13.35 7.35 6 12.9 6.9 12/01/2011 6 1 25 N 0 N N 11059817 12.05 6.05 6 11.6 5.6 12/01/2011 6 1 25 N 0 N N 11059819 0 0 0 0 0 0 0 0 N 0 N N 11059821 0 0 0 0 0 0 0 0 N 0 N N 11059831 0 0 0 0 0 0 0 0 N 0 N N 11059845 0 0 0 0 0 0 0 0 N 0 N N 11059847 0 0 0 0 0 0 0 0 N 0 N N